UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2016

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Government Liquid Assets Portfolio
■	VY® Clarion Global Real Estate Portfolio
■	VY® FMR® Diversified Mid Cap Portfolio*
■	VY® Invesco Growth and Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio
■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® T. Rowe Price Equity Income Portfolio
■	VY® T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*	FMR is a registered service mark of FMR LLC. Used with permission.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	25
Statements of Assets and Liabilities	26
Statements of Operations	32
Statements of Changes in Net Assets	35
Financial Highlights	40
Notes to Financial Statements	45
Summary Portfolio of Investments (“Portfolio of Investments”)	63
Tax Information	97
Trustee and Officer Information	99
Advisory Contract Approval Discussion	103

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Index
An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITS”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

iMoneyNet Government Institutional Index
The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.

MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An index that measures the performance of those Russell 1000® securities with lower price-to book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.

3

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Government Agency Debt	42.2%
U.S. Treasury Debt	20.5%
Investment Companies	9.5%
U.S. Treasury Repurchase Agreement	8.8%
Assets in Excess of Other Liabilities	19.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Government Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 0.09% compared to the iMoneyNet Government Institutional Index**, which returned 1.29% for the same period.

Portfolio Specifics: The major economic themes driving the short-term markets during the calendar year ending December 31, 2016, were a modest U.S. economic recovery, a lagging but improving global economy, an improving labor market but with significant slack and underemployment, inflation running below the Federal Open Market Committee’s (“FOMC”) long-term target of 2%, and the FOMC looking to raise short-term interest rates as economic data and market conditions dictated. Despite projecting four rate increases for 2016 at the beginning of the year and later reducing their projection to two rate increases, the FOMC was only able to raise rates once during the year and only then at the end of the year at its December meeting.

Another major event affecting money market mutual funds and the Portfolio was the implementation of new U.S. Securities and Exchange Commission (“SEC”) rules that went into effect in October. The Portfolio announced in December of 2015 that in response to the new SEC rules concerning floating net asset values, redemption gates and exit fees that it would convert to a government money market fund on or before May 1, 2016. That conversion was successfully completed on May 1st.

Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the Portfolio remained a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Portfolio continues to waive fees in order to maintain a minimum 0.00% net yield as do most of our competitors due to the historically low level of interest rates on money market securities.

During the first quarter of 2016 the Portfolio did not purchase corporate securities with maturities longer than the May conversion date and purchased only longer term U.S. Treasury and agency securities with maturities beyond May in preparation for the conversion of the Portfolio from a prime fund to a government money market fund. This limited the effective yield on those longer term purchases and the Portfolio’s yield and return lagged its prime fund peers prior to the conversion. Following the conversion in May to a government fund, the Portfolio maintained a 20% or greater position in floating rate U.S. Treasury and agency securities that would increase in yield as the FOMC increased rates. In addition, the Portfolio maintained a longer than weighted average maturity (“WAM”) for most of the year as it was our belief that the FOMC would be slow to raise rates. Extending maturities and the floating rate exposure allowed the Portfolio to lock in higher yields for longer which helped the Portfolio to outperform its government peers during the second half of the year. The Portfolio did shorten its WAM in the fourth quarter as we and the short term money markets anticipated a FOMC rate increase. The Portfolio ended the year with a 29 day WAM.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Deutsche Bank Repurchase Agreement dated 12/31/2016, 0.450%, due 1/3/17, $85,529,276 to be received upon repurchase (Collateralized by $83,571,900, U.S. Treasury Inflation Indexed Bond, 0.125%, Market Value plus accrued interest $87,235,505 due 4/15/19)	8.8%
Federal Home Loan Bank Notes, 0.510%, 02/03/17	6.3%
United States Treasury Bill, 0.440%, 02/02/17	6.0%
Federal Home Loan Bank Notes, 0.460%, 01/25/17	6.0%
United States Treasury Note, 0.720%, 10/31/17	6.0%
United States Treasury Bill, 0.650%, 06/15/17	5.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares, 0.303%, 01/03/17	4.8%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.454%, 01/03/17	4.4%
Federal Home Loan Bank Discount Notes, 0.520%, 01/27/17	3.6%
United States Treasury Bill, 0.510%, 03/23/17	3.0%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no current significant drivers to propel the economy meaningfully higher in the near term but could accelerate due to policy changes under the new Trump administration. At the same time, a number of factors, including “Brexit’s” impact on growth in the UK and Europe, increased regulations and uncertainties regarding growth in China, could prove to be headwinds for growth in the U.S. Meanwhile, we believe inflation will remain relatively well contained in the near-term. Against this backdrop, we expect the FOMC to take a measured and slow approach in terms of raising interest rates. The FOMC projected three rate increases in 2017 which we believe will be difficult to achieve unless there is an acceleration in growth and an increase in inflation.

In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our weighted average maturity when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain the shorter WAM and look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

* Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

**  Effective May 1, 2016, the Portfolio’s benchmark changed from the iMoney Net First Tier Retail Index to the iMoneyNet Government Institutional Index.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2016 (as a percentage of net assets)

United States	56.6%
Japan	13.5%
Australia	7.5%
France	6.6%
Hong Kong	4.8%
United Kingdom	4.3%
Germany	2.1%
Netherlands	0.9%
Sweden	0.8%
Singapore	0.5%
Spain	0.2%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Managing Director and Co-Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 0.62% compared to the FTSE EPRA/NAREIT Developed Index and S&P 500® Index, which returned 4.06% and 11.96%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks, as represented by the FTSE EPRA/NAREIT Developed Index, were modestly positive in a volatile year, returning 4.06%, outperforming global bonds but trailing global equities. Performance for the year was led by returns in North American and the Asia-Pacific regions, up 7.0% and 5.6% respectively. Europe was the worst performing region, down -7.8%, stemming largely from the political and economic concerns after the surprise result of the “Brexit” vote in June for the U.K. to leave the European Union. Major changes in economic outlook, evidenced by wide swings in interest rates, created a challenging market environment. A “growth scare” early in the year put into motion an intense search for dividend yield which persisted through much of the year. Geographies, sectors and companies with above-average dividend yield sharply outperformed in this environment, as growth expectations were discounted in exchange for the certainty of current return via the dividend. This search abated at the end of 2016 as the surprising U.S. election result has rekindled optimism for future U.S. economic growth along with expectations for higher inflation and interest rates. Financial markets extrapolated a Trump campaign platform which emphasized significant fiscal stimulus, including corporate and individual tax cuts, increased fiscal spending, and regulatory reform in healthcare and banking. Financial markets embraced this cocktail of probable initiatives, which may be economically transformative, leading to higher rates of economic growth and higher levels of inflation. While many of these expectations remain speculative, bond yields spiked globally on this news. Real estate stocks ultimately ended the year in positive territory as investors digested the “new news” of higher rates but also prospectively higher economic growth looking out to 2017, growth which ultimately will benefit demand for commercial property.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Simon Property Group, Inc.	5.1%
General Growth Properties, Inc.	3.2%
Vornado Realty Trust	3.1%
ProLogis, Inc.	3.0%
Equity Residential	2.7%
Welltower, Inc.	2.7%
Mitsui Fudosan Co., Ltd.	2.6%
Klepierre	2.5%
AvalonBay Communities, Inc.	2.5%
Public Storage, Inc.	2.5%

Portfolio holdings are subject to change daily.

The Portfolio’s negative relative performance was driven by two primary factors in 2016 that run contrary to our long-term historic track-record: 1) poor stock selection in North America, and 2) the asset allocation impact to our Portfolio from the unexpected Brexit referendum vote, which negatively impacted our investments in Europe. North American stock selection accounted for over half of our relative underperformance for the year. Our North American stock selection was uncharacteristically poor and was driven by two primary factors: 1) outperformance of high dividend yielding stocks in the U.S. and Canada versus our fundamental approach of owning attractively valued stocks that offer good earnings growth prospects; and 2) an overweight concentration in high quality, coastal apartment stocks. Approximately one-quarter of our underperformance in 2016 was related to our European allocation. European stock selection suffered as a result of the unexpected result of the Brexit referendum vote. We were approximately 1.0% overweight the U.K. property sector the day before the Brexit vote and, within our U.K. overweight, were overweight London-centric office companies, which suffered the most following the vote. Contributors to relative performance during the year included the value added from an overweight to the outperforming U.S. market as well as positive asset allocation in the Asia-Pacific region, led by the contribution from an underweight to the underperforming Hong Kong market. Despite this year’s difficult relative performance, we remain staunch believers that real estate investing for long-term success requires a focus on total return (i.e., yield and growth). Fundamentals do matter and we believe performance is a function of property fundamentals and valuation.

Current Strategy and Outlook: We believe North America will outperform again in 2017 as investors seek favorable risk-adjusted total return. In particular, we favor the U.S. and prefer what we believe are attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks where we believe on the fundamentals and the valuations seem reasonable to cheap, and we are underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals. We favor class-A mall companies, industrial, technology, office and residential companies; we are more selective in the self-storage, healthcare, net lease and hotel sectors. We are neutral on shopping centers. Residential stocks underperformed in 2016 in the face of supply concerns in coastal markets and decelerating top-line growth but are reaching more attractive valuations with still robust absolute growth. Class-A mall stocks have been oversold on on-line shopping concerns and we believe

5

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

offer good value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation.

In the Asia-Pacific region, we like Australia and Japan. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional investors, including listed real estate companies. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have reached the 4% threshold at which landlords enjoy increasing pricing power, particularly with an increase in inflation expectations. We also like Japanese retail in urban locations which is benefiting from strong inbound tourism and consumer spending as well as J-REITs with access to robust acquisition pipelines from their sponsors. We remain cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, housing policy risk and the headwinds from rising interest rates.

Property companies in the U.K. continue to be subject to elevated macro-economic risk because of Brexit. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe cautious positioning is appropriate in the U.K. We expect an average basket of U.K. commercial property in the private market will materially soften in gross asset value in the medium term (through 2018). U.K. retail values will fall less than London offices though and be viewed as a more stable asset class, particularly Class-A regional malls. U.K. property shares will continue to be volatile and subject to the political vagaries of the Brexit process.

We believe the Continental European listed property companies have generally steady business models but will come under pressure in the face of increased political risk in the coming year. We consider our positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment, although the Continent will see increased political risk in the coming year as the result of elections in a number of important countries including the Netherlands, France, Italy and Germany. With increased anti-globalization sentiment in many of these countries, election outcomes will be subject to increased unpredictability. Our positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both will take time. We remain selective on the office markets in Paris and on the Continent.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® CLARION GLOBAL REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	0.23%	7.57%	1.22%
Class I	0.89%	8.26%	1.86%
Class S	0.62%	7.97%	1.59%
Class S2	0.44%	7.80%	1.44%
FTSE EPRA/NAREIT Developed Index	4.06%	9.48%	1.48%
S&P 500® Index	11.96%	14.66%	6.95%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® Clarion Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	22.9%
Financials	19.8%
Industrials	14.5%
Health Care	14.0%
Consumer Discretionary	13.7%
Materials	5.3%
Energy	4.1%
Real Estate	3.7%
Consumer Staples	1.0%
Utilities	0.7%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® FMR® Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Portfolio Manager of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 11.77% compared to the S&P MidCap 400® Index, which returned 20.74% for the same period.

Portfolio Specifics: Most of our underperformance versus the benchmark occurred in the period’s first six months, when investors’ preference for low-volatility stocks with higher dividend yields was at odds with our “growth-at-a-reasonable-price” (“GARP”) approach to picking stocks.

A number of the Portfolio’s out-of-benchmark holdings in health care, the sector with the most negative impact on Portfolio performance versus the S&P MidCap 400® Index, suffered from deteriorating fundamentals this period. Several non-benchmark picks in consumer discretionary also hampered our results, as did a small cash position in a rising market.

All of the detractors mentioned in this report were non-benchmark positions. The Portfolio’s largest detractor was Ireland-based specialty pharmaceuticals and generics company Endo International, which returned roughly -72% this period for our position. The stock was hurt by uncertainty regarding the future profitability of the company’s pain-relieving drugs, given growing concern about a nationwide epidemic of opioid abuse. Additional negatives were unfavorable political rhetoric suggesting a potential investigation into pricing procedures and pressure late in the period from a sweeping antitrust investigation of generic drug companies by the U.S. Justice Department. We sold some of this position but maintained most of it, as we felt the market overreacted to recent developments.

Similar factors pressured the share price of Israel-based Teva Pharmaceutical Industries, another manufacturer of generic drugs that detracted from relative performance. Teva was one of the companies charged by the Justice Department with fixing prices. Here, too, we thought the stock was unjustly penalized and added to this position.

Also hampering relative results was biotechnology holding Jazz Pharmaceuticals — the Dublin-headquartered maker of Xyrem®, a treatment for sleep disorders. This stock was particularly weak in August, after Jazz reported second-quarter earnings that came in below estimates. The firm also revised its full-year forecast downward. We thought the fundamentals justified adding to the position.

Within the consumer discretionary sector, publisher Houghton Mifflin Harcourt was a stock we liked because of an expected rebound in spending by municipal school districts. Due to unforeseen budget developments, though, some of the spending was delayed, and the stock did poorly as a result. However, we still believe the original thesis is valid, so we maintained the position.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Reinsurance Group of America, Inc.	1.2%
Essent Group Ltd.	1.2%
Electronic Arts, Inc.	1.1%
SLM Corp.	1.1%
S&P Global, Inc.	1.0%
Boston Scientific Corp.	1.0%
Belden, Inc.	0.9%
United Therapeutics Corp.	1.0%
Spirit Airlines, Inc.	0.9%
Global Payments, Inc.	0.9%

Portfolio holdings are subject to change daily.

Conversely, stock selection in energy and financials had a modest positive impact. The Portfolio’s top individual contributor, though, was graphics processor designer NVIDIA, yet another of our out-of-index positions. NVIDIA was one of the best-performing tech stocks of 2016, and our position here returned 226% for the year. During the period, the firm introduced several innovations expected to drive future growth, including powerful chips for artificial intelligence and virtual reality, new accelerators deemed the most advanced in the marketplace and the world’s first deep-learning supercomputer.

Overweighting the shares of education loan provider SLM, also known as Sallie Mae, was the right call. The stock, which had gained ground fairly steadily up until that point, catapulted higher in the wake of Donald Trump’s victory, lifted by prospects for lower tax rates and speculation that a new presidential administration would reduce government’s involvement in its federal loan programs. Investors also favored the stock as a probable beneficiary of higher interest rates.

Current Strategy and Outlook: The year just ended was a challenging one, including an early plunge in share prices, a commodities-led recovery and the surprise outcomes of the U.K. vote on the European Union and the U.S. presidential election. And yet, now that the dust is settling, there appear to be reasons for optimism as we enter 2017. If President Trump follows through on his promises to boost infrastructure spending, cut corporate tax rates and reduce burdensome regulations, we could have a reasonably good environment for stocks, despite relatively high valuations.

8

PORTFOLIO MANAGERS’ REPORT	VY® FMR® DIVERSIFIED MID CAP PORTFOLIO

We made no major changes in the Portfolio’s positioning this year. The Portfolio’s largest sector overweightings at the end of 2016 remain health care and information technology, two groups in which we’ve had considerable success in finding the kind of GARP stocks that form the backbone of our stock selection process.

With that said, we did trim a number of positions in software & services that had done well, resulting in Global Payments falling from the spot it had occupied earlier as the Portfolio’s largest holding. We still like the stock, however, and it remained in our top 10, although barely so.

Taking the place of Global Payments in the top slot was an out-of-benchmark position in Reinsurance Group of America. This stock epitomizes the kind of situation we look for, with solid expected revenue and earnings growth, a below-market valuation and effective capital management through share buybacks and dividend payments. A larger share count, coupled with strong appreciation in the final quarter of 2016, helped the stock climb to the top-weighted spot among the Portfolio’s holdings.

On the other hand, a lack of attractively valued growth opportunities in real estate prompted us to make this sector the Portfolio’s largest underweighting at period end. Stocks in this group typically are not a good fit with our GARP mandate. Similar comments apply to utilities, another group that normally moves in tandem with bonds and where we carried a sizable underweighting. We believe underweighting utilities and other so-called bond proxies might help the fund over the longer term, particularly if interest rates continue to rise, as we expect.

We also underweighted consumer staples, a stance we took for all of 2016. Although we like some companies in this space, we thought most of them were too expensive.

Our biggest individual underweighting at period end was Idexx Laboratories, which provides products and services for the veterinary market. We considered this index name expensive and thus didn’t own it.

We also didn’t own index stock WhiteWave Foods. The firm markets various plant-based foods and beverages, including its Silk® and So Delicious® brands of soy milk, almond milk and other alternatives to regular milk. Even prior to French yogurt maker Danone’s bid for the company in July, we thought WhiteWave’s valuation was too rich, and so we looked elsewhere for opportunity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	11.40%	12.31%	6.88%
Class I	12.05%	12.97%	7.52%
Class S	11.77%	12.69%	7.25%
Class S2	11.60%	12.51%	7.09%
S&P MidCap 400® Index	20.74%	15.33%	9.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® FMR® Diversified Mid Cap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	32.9%
Energy	14.3%
Information Technology	12.4%
Health Care	10.7%
Consumer Discretionary	7.7%
Industrials	7.4%
Consumer Staples	4.0%
Materials	2.8%
Telecommunication Services	1.7%
Utilities	1.3%
Assets in Excess of Other Liabilities*	4.8%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, Matthew Titus, James O. Roeder, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 19.92%, compared to the Russell 1000® Value Index, which returned 17.34%, for the same period.

Portfolio Specifics: Strong stock selection and an overweight exposure to financials was the largest contributor to the Portfolio’s relative performance for the period. Specifically, within banks and diversified financials, included a number of the Portfolio’s top contributors including Comerica, Morgan Stanley, Citizens Financial Group and Bank of America. These companies benefitted from the strong rally in financials stocks following the election results, as investor optimism on future interest rates and the economy fueled returns. Also, not owning Wells Fargo helped performance, as the company was charged with fraudulent activity regarding clients’ accounts.

Stock selection and an underweight to consumer staples sector also contributed to relative performance. Wal-Mart and Procter & Gamble were key contributors. During a time when competitors were struggling earlier in the year, Wal-Mart posted better than expected earnings and revenues and raised its guidance for the full year.

Strong stock selection within energy helped relative returns. Devon Energy, Canadian Natural Resources, and Apache Corp. were among the Portfolio’s top contributors. Canadian Natural Resources stock rose sharply when analysts upgraded the stock, based the potential for strong future cash flows from two upcoming expansions of the company’s Horizon oil sands project.

Weak stock selection within health care detracted from the Portfolio’s relative return. Much of the portfolio’s underperformance within the sector was attributable to its pharmaceutical holdings, such as Novartis, Sanofi and Teva Pharmaceuticals. Sanofi’s stock declined after the French drug maker reported that it does not expect meaningful earnings growth over the next few years as the company explores the possible sale of some businesses and seeks to cut costs. Teva’s stock declined after company management announced a delay in the acquisition of a generics drug maker.

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Citigroup, Inc.	4.8%
JPMorgan Chase & Co.	4.2%
Bank of America Corp.	3.9%
Morgan Stanley	2.9%
Apache Corp.	2.7%
Citizens Financial Group, Inc.	2.4%
Baker Hughes, Inc.	2.2%
Royal Dutch Shell PLC — Class A	2.2%
Devon Energy Corp.	2.1%
Walgreens Boots Alliance, Inc.	2.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Stock selection within telecommunication services hurt relative performance. UK-based Vodafone Group was a large detractor within the sector. Vodafone was downgraded by analysts a few times during the period, based on lower profit margins and weak guidance. Also, not owning AT&T hurt performance, as AT&T posted returns over 20% for the period.

An underweight in materials also dampened relative return, mainly from having very little exposure to metals and mining companies which posted outsized performance last year, as gold prices recovered from the prior year’s weakness.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: Equity markets were positive during the reporting period, but had significant volatility at times as macro events generally overshadowed company fundamentals in investors’ minds. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

*	Effective January 25, 2016, Matthew Titus was added as a portfolio manager of the Portfolio. Effective March 1, 2016, Mary Jayne Maly was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	19.52%	14.09%	6.06%
Class I	20.23%	14.77%	6.70%
Class S	19.92%	14.48%	6.43%
Class S2	19.80%	14.32%	6.27%
Russell 1000® Value Index	17.34%	14.80%	5.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Geographic Diversification as of December 31, 2016 (as a percentage of net assets)

India	19.6%
China	18.0%
South Africa	13.8%
Brazil	10.8%
Taiwan	8.6%
Russia	6.9%
Hong Kong	4.7%
Indonesia	3.3%
South Korea	2.9%
United States	1.8%
Countries between 0.4%–1.5%ˆ	9.1%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 10 countries, which each represents 0.4%–1.5% of net assets.

Portfolio holdings are subject to change daily.

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class S Shares provided a total return of 12.95% compared to the MSCI Emerging Markets IndexSM (“MSCI EM Index”), which returned 11.19% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI EM Index in 2016, despite our natural tilt toward growth, rather than value, and limited exposure to commodity stocks. Both stock selection and country allocation decisions contributed to the year’s outperformance, led by our stock picks in the industrial and financial sectors, as well as in China, and our overweight exposure to three of the strongest-performing markets — Brazil, Russia and South Africa. Performance was diminished by adverse stock selection in technology.

On the stock front, company-specific developments supported strong performance in a number of holdings across countries and sectors. Bidvest, an industry-leading food-service business based in South Africa and a long-standing holding, rose roughly 130% in the year, following a spin-off that allowed this growing and cash-generative business to stand on its own. Sands China, one of the largest casino operators in Macau, also staged a strong rebound in 2016, despite the flat performance of the China market, on the back of a long-awaited improvement in gaming revenues and a surprisingly strong casino opening. More generally, stock selection was helped significantly by exposure to quality companies in the best-performing markets; several of these names rose 50% or more in dollar terms, permitting the Portfolio to keep pace with the commodity-led rally, while maintaining our quality standard and preference for privately owned businesses in the industrials, consumer, and financial sectors.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Tencent Holdings Ltd.	6.0%
AIA Group Ltd.	3.8%
Sberbank	3.5%
HDFC Bank Ltd. ADR	3.3%
Housing Development Finance Corp.	3.1%
Tata Consultancy Services Ltd.	3.0%
Bid Corp. Ltd.	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.8%
Alibaba Group Holding Ltd. ADR	2.7%
Samsung Electronics Co., Ltd.	2.1%

Portfolio holdings are subject to change daily.

Partially offsetting these strong gains were disappointing returns in a few high-conviction positions. The largest detractor was AIA Group, a blue-chip pan-Asian insurance business with significant growth in China. The stock declined roughly 5% in 2016, reflecting pressure on financials during the China sell-off in the first quarter and the rotation away from traditionally defensive, blue chips as the cyclical rally progressed. Also in China, e-commerce leader JD.com declined more than 20% in the year, suffering a de-rating on the back of disappointing (though very strong) revenue guidance and short-term cost pressures. Similarly, Eastern European information technology-services leader Luxoft suffered due to concerns about the future information technology budgets of large European clients following the Brexit vote, and the balance sheet fears about Deutsche Bank, Luxoft’s largest client. In each of these cases, our positive long-term growth thesis remains intact, and we believe the pressures on results and the stock prices will prove to be temporary.

Current Strategy and Outlook: We enter 2017 cautiously optimistic about emerging market fundamentals and the opportunity in emerging market equities. The fiscal stimulus that is anticipated in the U.S., the world’s-largest economy, also bodes well for growth and has given an extra boost to the rebound in commodity prices, reversing what had been an important source of emerging market earnings disappointment in recent years. However, the question remains: ”Can emerging market equities outperform developed market equities in this environment?“ The key to answering this question lies in the ultimate resolution of the two most important risks we see today: dollar strength and the direction of U.S. trade and foreign policy under the Trump administration.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	12.62%	1.15%	1.70%
Class I	13.27%	1.74%	2.31%
Class S	12.95%	1.49%	2.06%
Class S2	12.79%	1.35%	1.90%
MSCI EM Index	11.19%	1.28%	1.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2016 (as a percentage of net assets)

United States	52.6%
United Kingdom	25.5%
France	10.7%
Switzerland	3.7%
Germany	3.4%
Italy	1.3%
Netherlands	0.9%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Christian Derold, Managing Director, Bruno Paulson, Managing Director, Vladimir A. Demine, Executive Director, Dirk Hoffmann-Becking, Executive Director, Nic Sochovsky, Executive Director, and Marcus Watson, Vice President, Portfolio Managers, of Morgan Stanley Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 5.30% compared to the MSCI World IndexSM, which returned 7.51% for the same period.

Portfolio Specifics: Overall, for global equities, 2016 saw the commodity complex doing best, with the energy and materials sectors leading, and the cyclical industrials, financials and information technology sectors also beating the MSCI World IndexSM. Consumer discretionary’s modest gain lagged the MSCI World IndexSM slightly, but the other strugglers were the defensives. Utilities and telecommunications were close to the overall MSCI World IndexSM performance, but consumer staples posted only a small gain and health care fell. The real story was that it was a year of two halves, with “high quality” ruling the first half (i.e., consumer staples were up, while financials lagged) and “lower quality” dominating the second half (as financials rallied and consumer staples slumped).

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Reckitt Benckiser Group PLC	9.0%
Microsoft Corp.	8.0%
L’Oreal S.A.	7.3%
Unilever PLC	6.9%
British American Tobacco PLC	6.2%
Altria Group, Inc.	4.9%
Accenture PLC	4.5%
Visa, Inc. — Class A	4.0%
Reynolds American, Inc.	3.9%
Walt Disney Co.	3.9%

Portfolio holdings are subject to change daily.

For the Portfolio, sector allocation was significantly negative for the year, thanks to the major overweight in consumer staples, the absence from the energy sector and the near absence from the financials and materials sectors, only partly mitigated by the fractional exposure to health care. Stock selection was a distinct positive, thanks to outperformance in consumer staples, consumer discretionary and information technology, but it was not enough to counterbalance the sector effect.

Current Strategy and Outlook: Since the election of President Trump, the market clearly has been hoping that fiscal policy will now drive reflation (i.e., growth and inflation) after the failure of monetary policy to do so. We do worry that the market is too sanguine on political risk, as President Trump appears to be unpredictable on foreign policy and trade and Europe faces elections this year in the Netherlands, France and Germany and a potential early election in Italy. While we believe the overall level of valuations in the market is demanding, the sector rotation in the second half of 2016 has left consumer staples looking attractive in relative terms. While it is very possible that the Trump rally and rotation has further to run, in our view, these staples do look reasonably priced in absolute terms and attractive in relative returns given their historically defensive stability and high returns on capital.

*	Effective May 1, 2016, Nic Sochovsky was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	4.94%	9.66%	6.88%
Class R6(1)	5.51%	10.10%	7.34%
Class S	5.30%	10.06%	7.31%
Class S2	5.16%	9.88%	7.16%
MSCI World IndexSM	7.51%	10.41%	3.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Health Care	15.5%
Information Technology	12.0%
Financials	11.5%
Consumer Staples	11.1%
Consumer Discretionary	8.0%
Industrials	5.1%
Consumer, Non-cyclical	5.1%
Consumer, Cyclical	4.5%
Communications	4.5%
Energy	4.3%
Utilities	4.3%
Technology	1.1%
Real Estate	1.0%
Cable & Satellite Television	0.5%
Telecommunication Services	0.5%
Materials	0.4%
Asset-Backed Securities	0.1%
Other Asset-Backed Securities	0.1%
Basic Materials	0.1%
Electronics/Electrical	0.0%
Options on Securities	0.0%
Assets in Excess of Other Liabilities*	10.3%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 8.05%. By comparison, the S&P 500® Index, the Bloomberg Barclays U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index returned 11.96%, 3.05% and 8.48% for the same period.

Portfolio Specifics: The Portfolio recorded positive absolute results in 2016 and outpaced its Lipper and Morningstar peer groups, but it underperformed its all-equity benchmark, the S&P 500® Index. The Portfolio’s equity holdings drove performance, slightly outperforming the S&P 500® Index. The Portfolio’s fixed income holdings also posted a positive return during the one-year period, outperforming the Bloomberg Barclays U.S. Government/Credit Index. Within equities, the health care sector drove relative outperformance due to stock selection. Security selection in the consumer discretionary sector also contributed to relative performance. On the downside, the information technology sector detracted due to stock selection and our selective allocation position. A significant position in the consumer staples sector also detracted from relative results.

While we continue to be cautious on the equity market overall given stretched valuations and uncertain U.S. policy, we opportunistically added to select equities during the year that we believe will be solid performers in most economic scenarios. Specifically, we added to select names within the information technology and consumer staples sectors that have durable earnings streams and attractive valuations relative to their industry peers. We also trimmed holdings that had performed well in the health care and industrials and business services sectors. We continued to maintain exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our overall fixed income weight increased from the prior year, as we added to select high yield and investment-grade securities, while we trimmed bank debt. Although high yield spreads compressed during the year, we continue to believe that high yield is an attractive asset class on a risk/reward basis that stands to benefit should there be an increase in nominal economic growth. Within investment-grade corporate bonds, our weight increased during the year as we added to select opportunities that offered idiosyncratic investment opportunities. Overall, we continue to favor shorter-duration paper, as Treasury rates remain relatively low.

The health care sector contributed to relative performance, due to stock selection. Within the sector, UnitedHealth Group and Becton, Dickinson and Company helped results. The consumer discretionary sector also benefited relative performance, particularly our holding in Amazon.com. Conversely, the information technology sector detracted from relative performance, due to stock selection and our underweight exposure, and off-benchmark holding NetScout Systems hindered results, as did Visa. The consumer staples sector also detracted from relative performance, due to our overweight position.

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Microsoft Corp.	2.9%
Marsh & McLennan Cos., Inc.	2.5%
Alphabet, Inc. — Class C	2.3%
PG&E Corp.	2.2%
Fiserv, Inc.	2.1%
Abbott Laboratories	2.1%
Philip Morris International, Inc.	2.1%
Bank of New York Mellon Corp.	2.0%
Altria Group, Inc.	1.9%
Danaher Corp.	1.8%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

At the end of the reporting period, the Portfolio held equity options and rights generating gross exposure equal to approximately 6% of fund assets. These instruments were held throughout the reporting period. During the reporting period, the covered call strategy represented, on average, 12.69% of the overall Portfolio and generated a return of approximately 10.68%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 1.36%. The estimated return impact from employing options was 10 bps.

Current Strategy and Outlook: Going forward, we will closely monitor the ramifications of this postelection optimism occurring amid the later stages of the U.S. economic cycle. In particular, we remain mindful of political developments that would disappoint investors, who priced in expectations for higher economic growth, higher infrastructure spending, lower corporate taxes, and fewer regulations. Despite the recent rise in equity markets, we are finding opportunities to purchase attractively priced shares of high-quality companies that we believe will be solid performers in most economic scenarios. Overall, we have maintained the Portfolio’s conservative positioning.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	7.65%	11.88%	7.38%
Class I	8.31%	12.55%	8.03%
Class R6(1)	8.27%	12.54%	8.02%
Class S	8.05%	12.27%	7.75%
Class S2	7.86%	12.10%	7.59%
S&P 500® Index	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Government/Credit Index	3.05%	2.29%	4.40%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Index	8.48%	9.72%	6.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

18

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	24.8%
Industrials	11.4%
Energy	11.0%
Information Technology	10.4%
Health Care	9.0%
Consumer Discretionary	8.6%
Utilities	7.7%
Consumer Staples	5.4%
Materials	4.9%
Telecommunication Services	2.7%
Real Estate	1.9%
Technology	0.2%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance:For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 18.77% compared to the S&P 500® Index and Russell 1000® Value Index, which returned 11.96% and 17.34%, respectively, for the same period.

Portfolio Specifics: Overall, sector allocation contributed to relative performance, as did stock selection.

The information technology sector contributed to relative performance, largely due to stock selection. Applied Materials, the leading supplier of equipment services and software used to manufacture semiconductors, benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. We trimmed our position on strength but continue to see value in the company as we believe it should benefit from continued semiconductor capital equipment demand and higher display revenues as smartphones transition to the next generation of memory and display technology.

An underweight allocation and stock selection in the consumer staples sector boosted relative results. Agricultural processor Archer-Daniels-Midland performed well, driven by a robust U.S. harvest, higher U.S. exports, and higher ethanol margins. We remain positive on the company given what we view as its best-in-class management team and leading position in an industry that should continue to benefit from a positive fundamental grain backdrop.

Conversely, stock selection in the telecommunication services sector detracted from relative performance. UK-based Vodafone declined, driven by concern that the Brexit vote could lead to higher regulatory hurdles for a potentially synergistic deal with Liberty Global, as well as from negative currency effects. We continue to see value in Vodafone given its solid fundamental outlook amid improvement in European mobile service revenue and acceleration in high-speed broadband.

Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

JPMorgan Chase & Co.	3.5%
Exxon Mobil Corp.	2.7%
Microsoft Corp.	2.1%
Morgan Stanley	2.0%
Boeing Co.	2.0%
Pfizer, Inc.	2.0%
General Electric Co.	2.0%
Wells Fargo & Co.	1.8%
Total S.A. ADR	1.8%
Verizon Communications, Inc.	1.7%

Portfolio holdings are subject to change daily.

Significant exposure to the consumer discretionary sector hindered relative results, as did stock selection in the financials sector. In financials, UK-based Royal Bank of Scotland suffered from additional provisions for litigation claims, persistently low UK interest rates, and higher macroeconomic uncertainty following the Brexit vote. We remain constructive on the bank as we believe management’s plan to focus on cutting expenses while reducing non-core assets and expanding its UK retail and commercial bank businesses will benefit shareholders over the longer term.

Current Strategy and Outlook: Despite facing a lot of geopolitical events during the year, the market performed surprisingly well. Issues such as Russia’s activity in Syria, tensions in the Middle East, and provocative actions from North Korea have introduced uncertainties that have the potential to escalate into a crisis. Additionally, electorates in many countries have exhibited levels of responsiveness to populist messages not seen in decades. In the U.S., the market repositioned itself for expected policy initiatives of the incoming Trump presidential administration, but significant uncertainty remains as to whether actual policy will match expectations. The U.S. dollar has remained strong, and in addition to a December interest rate hike, the U.S. Federal Reserve Board communicated expectations for additional interest rate increases as increasing wage pressure and fiscal stimulus could result in higher inflation.

We believe there will be increased volatility and modest equity returns in the coming months as future U.S. policy is finalized, allowing market participants to assess the longer-term impact to the global economy. Given the environment, we are finding more opportunities to sell than buy; however, the cross-currents in the market continue to provide us with select opportunities to purchase quality companies trading at relatively attractive valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

19

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	18.30%	12.15%	5.11%
Class I	19.07%	12.84%	5.75%
Class S	18.77%	12.56%	5.48%
Class S2	18.59%	12.37%	5.32%
S&P 500® Index	11.96%	14.66%	6.95%
Russell 1000® Value Index	17.34%	14.80%	5.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2016 (as a percentage of net assets)

Japan	15.1%
United Kingdom	13.9%
Germany	6.7%
Switzerland	6.5%
United States	6.2%
Netherlands	5.1%
India	5.1%
Hong Kong	4.8%
China	4.7%
France	4.6%
Countries between 0.3%–3.4%ˆ	24.9%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

* Includes short-term investments.

* Includes 18 countries, which each represents 0.3%–3.4% of net assets.

Portfolio holdings are subject to change daily.

VY® T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Richard N. Clattenburg, CFA, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 2.18% compared to the MSCI All Country World IndexSM (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned 4.50% for the same period.

Portfolio Specifics: The Portfolio underperformed the MSCI ACWI ex-U.S. for the 12-month period ended December 31, 2016. Sector and country allocations weighed on relative performance; stock selection also detracted on the whole.

The sectors with the largest relative impact were financial services, industrials and business services, and energy. The performance of holdings in financials and industrials and business services trailed the performance of benchmark peers, and underweighting energy was detrimental. Regionally, stock selection in developed Europe was the biggest detractor from relative returns. Stock selection in Japan benefited the Portfolio relative to the MSCI ACWI ex-U.S. as did an allocation to U.S. stocks with large overseas businesses.

Within financial services, life insurer AIA Group suffered after the mainland Chinese government hinted that it might ban the use of Unionpay cards by Chinese customers purchasing life insurance products sold by Hong Kong businesses. However, little of AIA Group’s business was purchased using Unionpay, and Chinese customers have other options for purchasing Hong Kong-based insurance products. Royal Bank of Scotland’s shares were a notable detractor over the last year, as investors fled the name in the wake of the British referendum vote. Shares fell again when UK bank stress test results showed the bank came out worst among participants.

In industrials and business services, Capita struggled in the third quarter following a surprise profit warning due to penalties on cost overruns on some long-term contracts as well as delays in signing new contracts.

Stock selection in the consumer discretionary sector aided relative gains, with strong gains from Priceline, a non-benchmark holding. The company reported good growth across all its businesses and geographies.

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Nestle S.A.	2.5%
Bayer AG	2.3%
Priceline.com, Inc.	2.2%
CK Hutchison Holdings Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
Roche Holding AG	1.7%
AIA Group Ltd.	1.6%
Nippon Telegraph & Telephone Corp.	1.6%
Vodafone Group PLC	1.5%
Astellas Pharma, Inc.	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

At the end of the reporting period, the Portfolio held currency forwards generating gross exposure equal to approximately 2% of Portfolio assets. These instruments were held throughout the period. The Portfolio also held rights at various points during the reporting period, which generated minimal exposure. The estimated return impact from employing currency forwards was 26 bps and a negligible return impact from rights during the reporting period.

Current Strategy and Outlook: Our expectations remain modest over the next several quarters. While the implications of Brexit and the incoming Trump administration will play out over many months, we expect a deterioration of UK growth in the near term. Overall, Europe is supported by aggressive quantitative easing. However, near-term concerns include elevated debt levels and geopolitical uncertainties. China’s debt profile remains worrisome, though the country appears to have the tools to deleverage its banking system. While its economic growth rate will likely slow over time, our Portfolio advisers believe that China offers many solid growth companies that do not rely on high annual GDP growth to generate good returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

21

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	1.59%	5.90%	0.09%
Class I	2.18%	6.53%	1.51%
Class S	1.90%	6.27%	1.25%
MSCI ACWI ex-U.S.	4.50%	5.00%	0.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,001.60	0.28%	$1.41	$1,000.00	$1,023.73	0.28%	$1.42
Class S	1,000.00	1,000.90	0.42	2.11	1,000.00	1,023.03	0.42	2.14
Class S2	1,000.00	1,000.90	0.42	2.11	1,000.00	1,023.03	0.42	2.14

VY® Clarion Global Real Estate Portfolio
Class ADV	$1,000.00	$941.50	1.49%	$7.27	$1,000.00	$1,017.65	1.49%	$7.56
Class I	1,000.00	944.70	0.89	4.35	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	943.40	1.14	5.57	1,000.00	1,019.41	1.14	5.79
Class S2	1,000.00	942.00	1.29	6.30	1,000.00	1,018.65	1.29	6.55

VY® FMR® Diversified Mid Cap Portfolio
Class ADV	$1,000.00	$1,105.70	1.25%	$6.62	$1,000.00	$1,018.85	1.25%	$6.34
Class I	1,000.00	1,108.80	0.65	3.45	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,107.40	0.90	4.77	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,106.40	1.05	5.56	1,000.00	1,019.86	1.05	5.33

23

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
VY® Invesco Growth and Income Portfolio
Class ADV	$1,000.00	$1,183.50	1.24%	$6.81	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,187.00	0.64	3.52	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,185.00	0.89	4.89	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,184.50	1.04	5.71	1,000.00	1,019.91	1.04	5.28

VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$1,026.20	1.85%	$9.42	$1,000.00	$1,015.84	1.85%	$9.37
Class I	1,000.00	1,029.20	1.25	6.38	1,000.00	1,018.85	1.25	6.34
Class S	1,000.00	1,027.80	1.50	7.65	1,000.00	1,017.60	1.50	7.61
Class S2	1,000.00	1,027.50	1.65	8.41	1,000.00	1,016.84	1.65	8.36

VY® Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$985.60	1.54%	$7.69	$1,000.00	$1,017.39	1.54%	$7.81
Class R6	1,000.00	989.00	0.94	4.70	1,000.00	1,020.41	0.94	4.77
Class S	1,000.00	987.70	1.19	5.95	1,000.00	1,019.15	1.19	6.04
Class S2	1,000.00	987.10	1.34	6.69	1,000.00	1,018.40	1.34	6.80

VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	$1,000.00	$1,025.80	1.24%	$6.31	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,028.80	0.64	3.26	1,000.00	1,021.92	0.64	3.25
Class R6	1,000.00	1,028.70	0.64	3.26	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,027.40	0.89	4.54	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,026.80	1.04	5.30	1,000.00	1,019.91	1.04	5.28

VY® T. Rowe Price Equity Income Portfolio
Class ADV	$1,000.00	$1,114.50	1.24%	$6.59	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,118.70	0.64	3.41	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,116.80	0.89	4.74	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,115.90	1.04	5.53	1,000.00	1,019.91	1.04	5.28

VY® T. Rowe Price International Stock Portfolio
Class ADV	$1,000.00	$1,026.40	1.38%	$7.03	$1,000.00	$1,018.20	1.38%	$7.00
Class I	1,000.00	1,029.10	0.78	3.98	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	1,027.90	1.03	5.25	1,000.00	1,019.96	1.03	5.23

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Government Liquid Assets Portfolio (formerly, Voya Liquid Assets Portfolio), VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio, each a series of Voya Investors Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2017

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$325,767,649	$846,971,132
Short-term investments at fair value**	—	1,769,114	26,881,160
Total investments at fair value	$—	$327,536,763	$873,852,292
Short-term investments at amortized cost	786,225,721	—	—
Cash	1,820	—	—
Foreign currencies at value***	—	—	74,072
Receivables:
Investment securities sold	185,106,195	726,396	3,329,255
Fund shares sold	274,006	7,931,497	72,223
Dividends	15,021	1,785,172	793,080
Interest	204,438	—	—
Foreign tax reclaims	—	15,888	1,697
Prepaid expenses	—	1,377	—
Reimbursement due from manager	—	15,377	—
Other assets	39,923	11,101	34,172
Total assets	971,867,124	338,023,571	878,156,791
LIABILITIES:
Payable for investment securities purchased	—	3,883,657	3,912,478
Payable for fund shares redeemed	483,361	445,450	1,031,040
Payable upon receipt of securities loaned	—	—	23,340,554
Payable for unified fees	232,612	—	471,349
Payable for investment management fees	—	244,112	—
Payable for distribution and shareholder service fees	172,372	39,337	180,406
Payable to custodian due to foreign currency overdraft****	—	11,044	—
Payable to trustees under the deferred compensation plan (Note 6)	39,923	11,101	34,172
Payable for trustee fees	22,157	1,695	—
Other accrued expenses and liabilities	—	100,617	—
Total liabilities	950,425	4,737,013	28,969,999
NET ASSETS	$970,916,699	$333,286,558	$849,186,792
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$970,946,432	$417,814,916	$723,565,119
Undistributed (distributions in excess of) net investment income	(29,732)	11,467,741	(31,326)
Accumulated net realized gain (loss)	(1)	(169,151,183)	32,262,777
Net unrealized appreciation	—	73,155,084	93,390,222
NET ASSETS	$970,916,699	$333,286,558	$849,186,792

+ Including securities loaned at value	$—	$—	$22,839,948
* Cost of investments in securities	$—	$252,600,848	$753,580,895
** Cost of short-term investments	$—	$1,769,114	$26,881,160
*** Cost of foreign currencies	$—	$—	$73,885
**** Cost of foreign currency overdraft	$—	$11,066	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio
Class ADV
Net assets	n/a	$25,983,140	$35,985,836
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	2,276,481	2,414,005
Net asset value and redemption price per share	n/a	$11.41	$14.91

Class I
Net assets	$66,213,947	$183,084,013	$95,141,682
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	66,208,432	15,626,890	6,114,304
Net asset value and redemption price per share	$1.00	$11.72	$15.56

Class S
Net assets	$488,208,024	$123,102,710	$656,927,131
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	488,167,536	10,559,501	42,695,444
Net asset value and redemption price per share	$1.00	$11.66	$15.39

Class S2
Net assets	$416,494,728	$1,116,695	$61,132,143
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	416,459,789	95,162	4,016,048
Net asset value and redemption price per share	$1.00	$11.73	$15.22

See Accompanying Notes to Financial Statements

27

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
ASSETS:
Investments in securities at fair value+*	$564,822,703	$474,229,863	$404,998,666
Short-term investments at fair value**	44,220,103	11,115,819	6,740,294
Total investments at fair value	$609,042,806	$485,345,682	$411,738,960
Cash	—	—	256,043
Foreign currencies at value***	445,328	218,766	13
Receivables:
Investment securities sold	369,221	1,816,022	—
Fund shares sold	218,440	334,546	19,132
Dividends	976,165	607,538	840,125
Foreign tax reclaims	173,878	—	670,596
Unrealized appreciation on forward foreign currency contracts	936,718	—	—
Other assets	21,096	23,632	12,470
Total assets	612,183,652	488,346,186	413,537,339
LIABILITIES:
Payable for investment securities purchased	14,343,743	109,057	—
Payable for fund shares redeemed	223,631	1,107,412	75,600
Payable upon receipt of securities loaned	4,074,152	9,578,464	—
Unrealized depreciation on forward foreign currency contracts	6,831	—	—
Payable for unified fees	316,952	502,107	334,474
Payable for distribution and shareholder service fees	128,734	99,509	112,680
Payable to trustees under the deferred compensation plan (Note 6)	21,096	23,632	12,470
Other accrued expenses and liabilities	65,687	342,205	—
Total liabilities	19,180,826	11,762,386	535,224
NET ASSETS	$593,002,826	$476,583,800	$413,002,115
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$417,112,178	$472,585,442	$321,077,198
Undistributed net investment income	10,441,564	2,579,297	4,771,991
Accumulated net realized gain (loss)	25,147,628	(38,071,750)	25,333,836
Net unrealized appreciation	140,301,456	39,490,811	61,819,090
NET ASSETS	$593,002,826	$476,583,800	$413,002,115

+ Including securities loaned at value	$3,989,065	$9,271,358	$—
* Cost of investments in securities	$425,438,272	$434,741,736	$343,117,080
** Cost of short-term investments	$44,220,103	$11,115,819	$6,740,294
*** Cost of foreign currencies	$444,543	$218,769	$13

See Accompanying Notes to Financial Statements

28

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Class ADV
Net assets	$18,640,870	$35,873,211	$68,606,087
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	702,197	2,486,672	4,705,052
Net asset value and redemption price per share	$26.55	$14.43	$14.58

Class I
Net assets	$28,116,514	$63,275,583	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	1,050,324	4,189,635	n/a
Net asset value and redemption price per share	$26.77	$15.10	n/a

Class R6
Net assets	n/a	n/a	$49,320
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,214
Net asset value and redemption price per share	n/a	n/a	$15.35

Class S
Net assets	$507,524,028	$362,865,350	$299,965,359
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,837,441	24,152,330	19,533,675
Net asset value and redemption price per share	$26.94	$15.02	$15.36

Class S2
Net assets	$38,721,414	$14,569,656	$44,381,349
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,448,798	980,555	2,912,899
Net asset value and redemption price per share	$26.73	$14.86	$15.24

See Accompanying Notes to Financial Statements

29

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

		VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*		$5,406,221,951	$1,050,055,749	$202,279,171
Short-term investments at fair value**		526,968,656	17,322,425	6,124,633
Total investments at fair value		$5,933,190,607	$1,067,378,174	$208,403,804
Cash		35,733,906	5,163,173	1,113,423
Foreign currencies at value***		8,945,466	—	231,320
Receivables:
Investment securities sold		94,592,679	263,868	431,428
Fund shares sold		623,873	139,492	145,383
Dividends		6,575,178	1,975,559	319,490
Interest		19,687,225	43,186	—
Foreign tax reclaims		249,131	8,854	252,372
Unrealized appreciation on forward foreign currency contracts		—	—	194,154
Prepaid expenses		—	—	911
Other assets		138,998	42,131	9,943
Total assets		6,099,737,063	1,075,014,437	211,102,228
LIABILITIES:
Payable for investment securities purchased		4,735,240	—	424,569
Payable for fund shares redeemed		22,853,963	2,615,150	76,814
Payable upon receipt of securities loaned		9,620,089	—	3,084,747
Payable for unified fees		3,273,281	583,970	—
Payable for investment management fees		—	—	111,722
Payable for distribution and shareholder service fees		1,286,219	229,740	40,006
Payable to trustees under the deferred compensation plan (Note 6)		138,998	42,131	9,943
Payable for trustee fees		—	—	1,078
Other accrued expenses and liabilities		—	—	116,944
Written options, at fair valueˆ		28,490,563	—	—
Total liabilities		70,398,353	3,470,991	3,865,823
NET ASSETS		$6,029,338,710	$1,071,543,446	$207,236,405
NET ASSETS WERE COMPRISED OF:
Paid-in capital		$5,263,047,119	$758,302,233	$284,476,443
Undistributed net investment income		17,568,200	3,906,856	2,493,343
Accumulated net realized gain (loss)		285,007,847	61,733,636	(84,559,276)
Net unrealized appreciation		463,715,544	247,600,721	4,825,895
NET ASSETS		$6,029,338,710	$1,071,543,446	$207,236,405

+	Including securities loaned at value	$9,402,736	$—	$2,948,556
*	Cost of investments in securities	$4,942,465,245	$802,453,587	$197,631,289
**	Cost of short-term investments	$526,790,251	$17,322,425	$6,124,633
***	Cost of foreign currencies	$8,952,348	$—	$229,457
ˆ	Premiums received on written options	$28,328,492	$—	$—

See Accompanying Notes to Financial Statements

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$778,132,728	$50,794,074	$15,000,895
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	31,714,362	3,725,997	1,172,947
Net asset value and redemption price per share	$24.54	$13.63	$12.79

Class I
Net assets	$1,084,776,065	$135,151,232	$38,010,068
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	42,564,690	9,761,142	2,964,567
Net asset value and redemption price per share	$25.49	$13.85	$12.82

Class R6
Net assets	$8,695,755	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	341,079	n/a	n/a
Net asset value and redemption price per share	$25.49	n/a	n/a

Class S
Net assets	$4,074,922,009	$772,218,199	$154,225,442
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	159,827,993	55,682,714	12,076,580
Net asset value and redemption price per share	$25.50	$13.87	$12.77

Class S2
Net assets	$82,812,153	$113,379,941	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	3,269,670	8,275,382	n/a
Net asset value and redemption price per share	$25.33	$13.70	n/a

See Accompanying Notes to Financial Statements

31

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	Voya Government Liquid Assets Portfolio	VY® Clarion Global Real Estate Portfolio	VY® FMR® Diversified Mid Cap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$139,044	$9,533,318	$11,279,585
Interest, net of foreign taxes withheld*	4,026,170	—	—
Securities lending income, net	—	44,991	132,983
Total investment income	4,165,214	9,578,309	11,412,568
EXPENSES:
Investment management fees	—	3,028,922	—
Unified fees	2,766,432	—	5,540,564
Distribution and shareholder service fees:
Class ADV	—	177,932	238,380
Class S	1,329,209	337,645	1,656,854
Class S2	1,685,644	5,461	263,329
Transfer agent fees	—	663	—
Shareholder reporting expense	—	48,240	—
Professional fees	—	19,038	—
Custody and accounting expense	—	130,162	—
Trustee fees and expenses	64,178	10,171	54,326
Miscellaneous expense	—	23,149	—
Interest expense	2,048	82	1,721
Total expenses	5,847,511	3,781,465	7,755,174
Net waived and reimbursed fees	(1,787,310)	(256,202)	(38,345)
Brokerage commission recapture	—	(3,122)	—
Net expenses	4,060,201	3,522,141	7,716,829
Net investment income	105,013	6,056,168	3,695,739
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	731,719	9,925,046	36,298,576
Foreign currency related transactions	—	(100,382)	3,000
Net realized gain	731,719	9,824,664	36,301,576
Net change in unrealized appreciation (depreciation) on:
Investments	—	(13,475,750)	52,849,014
Foreign currency related transactions	—	(10,414)	32
Net change in unrealized appreciation (depreciation)	—	(13,486,164)	52,849,046
Net realized and unrealized gain (loss)	731,719	(3,661,500)	89,150,622
Increase in net assets resulting from operations	$836,732	$2,394,668	$92,846,361

* Foreign taxes withheld	$2,966	$474,379	$54,754

See Accompanying Notes to Financial Statements

32

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio	VY® Morgan Stanley Global Franchise Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,484,795	$9,623,178	$10,261,981
Interest	—	1,020	—
Securities lending income, net	218,220	155,495	34,884
Total investment income	12,703,015	9,779,693	10,296,865
EXPENSES:
Unified fees	3,298,512	6,190,215	4,128,780
Distribution and shareholder service fees:
Class ADV	99,552	229,343	410,049
Class S	1,100,563	949,761	796,118
Class S2	162,416	69,499	211,911
Trustee fees and expenses	22,077	28,926	26,829
Interest expense	—	1,363	69
Total expenses	4,683,120	7,469,107	5,573,756
Net waived and reimbursed fees	(19,154)	(21,742)	(144,677)
Brokerage commission recapture	(6,419)	(7,627)	—
Net expenses	4,657,547	7,439,738	5,429,079
Net investment income	8,045,468	2,339,955	4,867,786
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Peruvian capital gains tax withheldˆ)	30,138,357	(20,334,221)	25,818,284
Foreign currency related transactions	2,338,828	(55,762)	(85,433)
Net realized gain (loss)	32,477,185	(20,389,983)	25,732,851
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	55,038,582	77,694,011	(9,293,137)
Foreign currency related transactions	484,952	19,415	(18,199)
Net change in unrealized appreciation (depreciation)	55,523,534	77,713,426	(9,311,336)
Net realized and unrealized gain	88,000,719	57,323,443	16,421,515
Increase in net assets resulting from operations	$96,046,187	$59,663,398	$21,289,301

* Foreign taxes withheld	$320,016	$915,336	$322,293
ˆ Foreign taxes on sale of Peruvian investments	$—	$4,054	$—
# Foreign taxes accrued on Peruvian investments	$—	$177,400	$—

See Accompanying Notes to Financial Statements

33

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio	VY® T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$67,053,171	$29,779,327	$4,649,588
Interest	63,909,659	148,393	121
Securities lending income, net	173,379	200,552	104,217
Total investment income	131,136,209	30,128,272	4,753,926

EXPENSES:
Investment management fees	—	—	1,380,669
Unified fees	37,990,066	6,588,659	—
Distribution and shareholder service fees:
Class ADV	4,427,005	314,062	96,154
Class S	10,217,111	1,893,417	406,775
Class S2	368,502	471,385	—
Transfer agent fees	—	—	710
Shareholder reporting expense	—	—	38,635
Professional fees	—	—	42,628
Custody and accounting expense	—	—	204,799
Trustee fees and expenses	353,674	62,421	6,472
Miscellaneous expense	—	—	21,709
Interest expense	395	—	—
Total expenses	53,356,753	9,329,944	2,198,551
Net waived and reimbursed fees	(328,879)	(58,659)	(7,194)
Brokerage commission recapture	(32,251)	(8,361)	—
Net expenses	52,995,623	9,262,924	2,191,357
Net investment income	78,140,586	20,865,348	2,562,569

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	282,385,231	78,978,711	367,227
Foreign currency related transactions	(102,863)	(118,813)	262,667
Written options	15,643,561	—	—
Net realized gain	297,925,929	78,859,898	629,894
Net change in unrealized appreciation (depreciation) on:
Investments	78,942,964	77,867,829	612,873
Foreign currency related transactions	(7,001)	3,257	200,957
Written options	3,454,237	—	—
Unfunded commitments	35,501	—	—
Net change in unrealized appreciation (depreciation)	82,425,701	77,871,086	813,830
Net realized and unrealized gain	380,351,630	156,730,984	1,443,724
Increase in net assets resulting from operations	$458,492,216	$177,596,332	$4,006,293

* Foreign taxes withheld	$195,345	$378,391	$350,974
ˆ Foreign taxes on sale of Indian investments	$—	$—	$1,396

See Accompanying Notes to Financial Statements

34

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® Clarion Global Real Estate Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$105,013	$2,281	$6,056,168	$4,828,940
Net realized gain	731,719	179,886	9,824,664	13,701,061
Net change in unrealized appreciation (depreciation)	—	—	(13,486,164)	(24,745,935)
Increase (decrease) in net assets resulting from operations	836,732	182,167	2,394,668	(6,215,934)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(214,516)	(802,419)
Class I	(100,157)	(2,282)	(2,458,630)	(5,180,233)
Class S	(4,857)	—	(1,467,918)	(4,550,455)
Class S2	—	—	(11,036)	(39,314)
Net realized gains:
Class I	(63,013)	(7,623)	—	—
Class S	(469,944)	(58,777)	—	—
Class S2	(376,560)	(30,135)	—	—
Total distributions	(1,014,531)	(98,817)	(4,152,100)	(10,572,421)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	345,222,068	330,214,349	60,224,012	60,950,058
Reinvestment of distributions	1,014,531	98,817	4,152,100	10,572,421
	346,236,599	330,313,166	64,376,112	71,522,479
Cost of shares redeemed	(357,561,611)	(338,438,095)	(64,858,708)	(69,811,075)
Net increase (decrease) in net assets resulting from capital share transactions	(11,325,012)	(8,124,929)	(482,596)	1,711,404
Net decrease in net assets	(11,502,811)	(8,041,579)	(2,240,028)	(15,076,951)

NET ASSETS:
Beginning of year or period	982,419,510	990,461,089	335,526,586	350,603,537
End of year or period	$970,916,699	$982,419,510	$333,286,558	$335,526,586
Undistributed (distributions in excess of) net investment income at end of year or period	$(29,732)	$(29,731)	$11,467,741	$3,049,903

See Accompanying Notes to Financial Statements

35

STATEMENTS OF CHANGES IN NET ASSETS

	VY® FMR® Diversified Mid Cap Portfolio		VY® Invesco Growth and IncomePortfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$3,695,739	$2,397,939	$8,045,468	$7,963,239
Net realized gain	36,301,576	73,420,923	32,477,185	58,866,396
Net change in unrealized appreciation (depreciation)	52,849,046	(87,479,932)	55,523,534	(82,685,317)
Increase (decrease) in net assets resulting from operations	92,846,361	(11,661,070)	96,046,187	(15,855,682)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(76,403)	—	(298,973)	(464,596)
Class I	(749,087)	(444,794)	(595,006)	(880,808)
Class S	(3,592,108)	(1,222,228)	(9,891,895)	(15,833,846)
Class S2	(247,871)	(19,274)	(810,508)	(1,287,004)
Net realized gains:
Class ADV	(3,103,912)	(11,815,655)	(1,669,639)	(2,196,915)
Class I	(8,080,992)	(19,175,649)	(2,511,018)	(3,452,127)
Class S	(56,244,164)	(138,938,011)	(46,962,600)	(67,428,361)
Class S2	(5,212,929)	(12,305,304)	(4,135,146)	(5,800,219)
Total distributions	(77,307,466)	(183,920,915)	(66,874,785)	(97,343,876)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,062,463	38,552,711	45,063,943	19,496,921
Proceeds from shares issued in merger (Note 14)	—	—	9,580,177	—
Reinvestment of distributions	77,307,466	183,920,915	66,874,785	97,343,876
	90,369,929	222,473,626	121,518,905	116,840,797
Cost of shares redeemed	(194,104,917)	(194,325,045)	(86,462,935)	(100,468,949)
Net increase (decrease) in net assets resulting from capital share transactions	(103,734,988)	28,148,581	35,055,970	16,371,848
Net increase (decrease) in net assets	(88,196,093)	(167,433,404)	64,227,372	(96,827,710)

NET ASSETS:
Beginning of year or period	937,382,885	1,104,816,289	528,775,454	625,603,164
End of year or period	$849,186,792	$937,382,885	$593,002,826	$528,775,454
Undistributed (distributions in excess of) net investment income at end of year or period	$(31,326)	$871,990	$10,441,564	$11,134,833

See Accompanying Notes to Financial Statements

36

STATEMENTS OF CHANGES IN NET ASSETS

	VY® JPMorgan Emerging Markets Equity Portfolio		VY® Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$2,339,955	$4,602,459	$4,867,786	$5,234,844
Net realized gain (loss)	(20,389,983)	(15,103,265)	25,732,851	35,343,828
Net change in unrealized appreciation (depreciation)	77,713,426	(80,309,706)	(9,311,336)	(14,088,553)
Increase (decrease) in net assets resulting from operations	59,663,398	(90,810,512)	21,289,301	26,490,119

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(306,390)	(326,410)	(673,960)	(940,964)
Class I	(926,803)	(991,321)	—	—
Class R6	—	—	(44)	—
Class S	(4,500,957)	(5,215,235)	(3,972,597)	(5,928,432)
Class S2	(155,443)	(195,626)	(530,107)	(883,043)
Net realized gains:
Class ADV	—	(2,604,762)	(5,502,781)	(6,643,884)
Class I	—	(4,314,670)	—	—
Class R6	—	—	(240)	—
Class S	—	(28,745,116)	(25,917,107)	(35,866,567)
Class S2	—	(1,289,936)	(4,003,137)	(5,858,610)
Total distributions	(5,889,593)	(43,683,076)	(40,599,973)	(56,121,500)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,862,175	35,183,314	31,303,063	21,058,708
Reinvestment of distributions	5,889,593	43,683,076	40,599,973	56,121,500
	43,751,768	78,866,390	71,903,036	77,180,208
Cost of shares redeemed	(97,654,595)	(103,355,722)	(65,758,595)	(67,848,721)
Net increase (decrease) in net assets resulting from capital share transactions	(53,902,827)	(24,489,332)	6,144,441	9,331,487
Net decrease in net assets	(129,022)	(158,982,920)	(13,166,231)	(20,299,894)

NET ASSETS:
Beginning of year or period	476,712,822	635,695,742	426,168,346	446,468,240
End of year or period	$476,583,800	$476,712,822	$413,002,115	$426,168,346
Undistributed net investment income at end of year or period	$2,579,297	$5,867,811	$4,771,991	$5,166,345

See Accompanying Notes to Financial Statements

37

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Capital Appreciation Portfolio		VY® T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$78,140,586	$71,688,362	$20,865,348	$22,890,015
Net realized gain	297,925,929	522,694,509	78,859,898	111,889,973
Net change in unrealized appreciation (depreciation)	82,425,701	(301,560,288)	77,871,086	(223,886,448)
Increase (decrease) in net assets resulting from operations	458,492,216	292,822,583	177,596,332	(89,106,460)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,400,302)	(6,106,783)	(929,752)	(960,885)
Class I	(17,322,561)	(15,684,327)	(3,196,238)	(2,533,058)
Class R6	(112,769)	—	—	—
Class S	(53,734,780)	(51,736,219)	(16,449,583)	(17,256,326)
Class S2	(972,754)	(986,675)	(2,282,147)	(2,362,442)
Net realized gains:
Class ADV	(62,813,944)	(69,831,233)	(4,917,270)	(7,070,472)
Class I	(97,402,574)	(132,892,502)	(13,021,964)	(22,133,862)
Class R6	(263)	—	—	—
Class S	(357,892,265)	(524,081,170)	(76,986,862)	(109,043,082)
Class S2	(7,480,326)	(11,578,038)	(11,031,911)	(14,775,840)
Total distributions	(606,132,538)	(812,896,947)	(128,815,727)	(176,135,967)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	449,977,813	437,069,518	106,958,948	35,402,438
Reinvestment of distributions	606,132,538	812,896,947	128,815,727	176,135,967
	1,056,110,351	1,249,966,465	235,774,675	211,538,405
Cost of shares redeemed	(634,731,980)	(698,556,403)	(223,681,026)	(337,624,026)
Net increase (decrease) in net assets resulting from capital share transactions	421,378,371	551,410,062	12,093,649	(126,085,621)
Net increase (decrease) in net assets	273,738,049	31,335,698	60,874,254	(391,328,048)

NET ASSETS:
Beginning of year or period	5,755,600,661	5,724,264,963	1,010,669,192	1,401,997,240
End of year or period	$6,029,338,710	$5,755,600,661	$1,071,543,446	$1,010,669,192
Undistributed net investment income at end of year or period	$17,568,200	$10,826,242	$3,906,856	$3,131,955

See Accompanying Notes to Financial Statements

38

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$2,562,569	$2,304,381
Net realized gain	629,894	10,984,766
Net change in unrealized appreciation (depreciation)	813,830	(16,674,196)
Increase (decrease) in net assets resulting from operations	4,006,293	(3,385,049)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(167,245)	(91,277)
Class I	(652,991)	(569,331)
Class S	(2,340,920)	(1,757,160)
Total distributions	(3,161,156)	(2,417,768)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,237,609	43,652,974
Reinvestment of distributions	3,161,156	2,417,768
	17,398,765	46,070,742
Cost of shares redeemed	(36,860,379)	(60,742,954)
Net decrease in net assets resulting from capital share transactions	(19,461,614)	(14,672,212)
Net decrease in net assets	(18,616,477)	(20,475,029)
NET ASSETS:
Beginning of year or period	225,852,882	246,327,911
End of year or period	$207,236,405	$225,852,882
Undistributed net investment income at end of year or period	$2,493,343	$3,149,711

See Accompanying Notes to Financial Statements

39

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions										Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Government Liquid Assets Portfolio
Class I
12-31-16	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.23	0.28	0.28	0.28	0.13		66,214	—
12-31-15	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.22	0.22	0.00	*	81,636	—
12-31-14	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.28	0.19	0.19	(0.00	)*	78,773	—
12-31-13	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.02	0.28	0.22	0.22	0.00	*	81,029	—
12-31-12	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—	0.00	*	—	1.00	0.11	0.28	0.28	0.28	0.10		98,940	—
Class S
12-31-16	1.00	—		0.00	*	0.00	0.00	*	0.00	*	—	0.00	*	—	1.00	0.09	0.53	0.42	0.42	0.00	*	488,208	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.22	0.22	(0.00	)*	552,706	—
12-31-14	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.19	0.19	(0.00	)*	619,776	—
12-31-13	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.02	0.53	0.23	0.23	(0.00	)*	753,517	—
12-31-12	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.38	0.38	0.00	*	897,738	—
Class S2
12-31-16	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.09	0.71	0.42	0.42	(0.00	)*	416,495	—
12-31-15	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.22	0.22	(0.00	)*	348,078	—
12-31-14	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.19	0.19	(0.00	)*	291,912	—
12-31-13	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.02	0.78	0.23	0.23	(0.00	)*	296,540	—
12-31-12	1.00	—		0.00	*	0.00	—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.38	0.38	0.00	*	270,143	—
VY® Clarion Global Real Estate Portfolio
Class ADV
12-31-16	11.47	0.16		(0.13)		0.03	0.09		—		—	0.09		—	11.41	0.23	1.61	1.49	1.49	1.33		25,983	49
12-31-15	12.04	0.11	•	(0.35)		(0.24)	0.33		—		—	0.33		—	11.47	(1.99)	1.72	1.49	1.49	0.95		27,513	50
12-31-14	10.71	0.13		1.30		1.43	0.10		—		—	0.10		—	12.04	13.40	1.73	1.49	1.49	1.12		27,577	40
12-31-13	10.96	0.12	•	0.25		0.37	0.62		—		—	0.62		—	10.71	3.29	1.73	1.49	1.49	1.13		23,863	35
12-31-12	8.79	0.14		2.07		2.21	0.04		—		—	0.04		—	10.96	25.17	1.75	1.49	1.49	1.52		15,270	43
Class I
12-31-16	11.77	0.22		(0.10)		0.12	0.17		—		—	0.17		—	11.72	0.89	0.96	0.89	0.89	1.94		183,084	49
12-31-15	12.34	0.18		(0.35)		(0.17)	0.40		—		—	0.40		—	11.77	(1.42)	0.97	0.89	0.89	1.55		165,604	50
12-31-14	10.96	0.21	•	1.33		1.54	0.16		—		—	0.16		—	12.34	14.07	0.98	0.89	0.89	1.75		160,209	40
12-31-13	11.17	0.19	•	0.26		0.45	0.66		—		—	0.66		—	10.96	3.95	0.98	0.89	0.89	1.70		121,414	35
12-31-12	8.93	0.20	•	2.12		2.32	0.08		—		—	0.08		—	11.17	26.08	1.00	0.89	0.89	1.97		106,134	43
Class S
12-31-16	11.71	0.20	•	(0.12)		0.08	0.13		—		—	0.13		—	11.66	0.62	1.21	1.14	1.14	1.67		123,103	49
12-31-15	12.28	0.15	•	(0.36)		(0.21)	0.36		—		—	0.36		—	11.71	(1.69)	1.22	1.14	1.14	1.27		141,067	50
12-31-14	10.90	0.17	•	1.34		1.51	0.13		—		—	0.13		—	12.28	13.86	1.23	1.14	1.14	1.42		161,194	40
12-31-13	11.11	0.16	•	0.26		0.42	0.63		—		—	0.63		—	10.90	3.71	1.23	1.14	1.14	1.42		161,379	35
12-31-12	8.89	0.19	•	2.08		2.27	0.05		—		—	0.05		—	11.11	25.65	1.25	1.14	1.14	1.86		173,554	43
Class S2
12-31-16	11.78	0.18	•	(0.12)		0.06	0.11		—		—	0.11		—	11.73	0.44	1.39	1.29	1.29	1.52		1,117	49
12-31-15	12.34	0.14	•	(0.36)		(0.22)	0.34		—		—	0.34		—	11.78	(1.84)	1.47	1.29	1.29	1.11		1,343	50
12-31-14	10.96	0.14	•	1.35		1.49	0.11		—		—	0.11		—	12.34	13.60	1.48	1.29	1.29	1.22		1,624	40
12-31-13	11.17	0.14	•	0.26		0.40	0.61		—		—	0.61		—	10.96	3.54	1.48	1.29	1.29	1.27		1,842	35
12-31-12	8.93	0.17	•	2.11		2.28	0.04		—		—	0.04		—	11.17	25.52	1.50	1.29	1.29	1.71		1,935	43

See Accompanying Notes to Financial Statements

40

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® FMR® Diversified Mid Cap Portfolio
Class ADV
12-31-16	14.66	0.02		1.57	1.59	0.03	1.31	—	1.34	—	14.91	11.40	1.30	1.25	1.25	0.07	35,986	29
12-31-15	18.06	(0.02)		(0.08)	(0.10)	—	3.30	—	3.30	—	14.66	(2.02)	1.39	1.24	1.24	(0.11)	60,977	27
12-31-14	20.43	(0.05)		1.17	1.12	0.03	3.46	—	3.49	—	18.06	5.65	1.39	1.24	1.24	(0.26)	68,677	143
12-31-13	15.15	(0.00	)*	5.38	5.38	0.03	0.07	—	0.10	—	20.43	35.62	1.39	1.24	1.24	(0.03)	70,648	132
12-31-12	13.30	0.05		1.84	1.89	0.04	—	—	0.04	—	15.15	14.24	1.39	1.24	1.24	0.36	56,105	186
Class I
12-31-16	15.24	0.11		1.64	1.75	0.12	1.31	—	1.43	—	15.56	12.05	0.65	0.65	0.65	0.68	95,142	29
12-31-15	18.61	0.08		(0.08)	0.00 *	0.07	3.30	—	3.37	—	15.24	(1.40)	0.64	0.64	0.64	0.49	102,505	27
12-31-14	20.88	0.06		1.20	1.26	0.07	3.46	—	3.53	—	18.61	6.27	0.64	0.64	0.64	0.34	109,304	143
12-31-13	15.47	0.10	•	5.51	5.61	0.13	0.07	—	0.20	—	20.88	36.39	0.64	0.64	0.64	0.58	110,005	132
12-31-12	13.58	0.15	•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93	0.64	0.64	0.64	1.03	92,185	186
Class S
12-31-16	15.09	0.07		1.62	1.69	0.08	1.31	—	1.39	—	15.39	11.77	0.90	0.90	0.90	0.43	656,927	29
12-31-15	18.46	0.04		(0.08)	(0.04)	0.03	3.30	—	3.33	—	15.09	(1.64)	0.89	0.89	0.89	0.23	709,822	27
12-31-14	20.75	0.02		1.19	1.21	0.04	3.46	—	3.50	—	18.46	6.02	0.89	0.89	0.89	0.09	854,340	143
12-31-13	15.38	0.06	•	5.47	5.53	0.09	0.07	—	0.16	—	20.75	36.02	0.89	0.89	0.89	0.33	964,463	132
12-31-12	13.50	0.10	•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63	0.89	0.89	0.89	0.69	848,802	186
Class S2
12-31-16	14.94	0.04		1.61	1.65	0.06	1.31	—	1.37	—	15.22	11.60	1.08	1.05	1.05	0.28	61,132	29
12-31-15	18.31	0.01		(0.08)	(0.07)	0.00 *	3.30	—	3.30	—	14.94	(1.79)	1.14	1.04	1.04	0.08	64,079	27
12-31-14	20.63	(0.01)		1.18	1.17	0.03	3.46	—	3.49	—	18.31	5.84	1.14	1.04	1.04	(0.06)	72,495	143
12-31-13	15.29	0.04		5.43	5.47	0.06	0.07	—	0.13	—	20.63	35.86	1.14	1.04	1.04	0.17	76,836	132
12-31-12	13.43	0.09		1.84	1.93	0.07	—	—	0.07	—	15.29	14.41	1.14	1.04	1.04	0.56	65,198	186
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-16	25.48	0.30	•	4.19	4.49	0.52	2.90	—	3.42	—	26.55	19.52	1.29	1.24	1.24	1.21	18,641	23
12-31-15	31.49	0.30	•	(0.98)	(0.68)	0.93	4.40	—	5.33	—	25.48	(3.26)	1.39	1.24	1.24	1.05	15,551	19
12-31-14	30.92	0.52	•	2.43	2.95	0.31	2.07	—	2.38	—	31.49	9.72	1.39	1.24	1.24	1.66	16,407	28
12-31-13	23.41	0.25	•	7.55	7.80	0.29	—	—	0.29	—	30.92	33.45	1.39	1.24	1.23	0.92	15,200	28
12-31-12	20.82	0.27	•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17	1.40	1.25	1.24	1.19	9,405	25
Class I
12-31-16	25.68	0.45	•	4.23	4.68	0.69	2.90	—	3.59	—	26.77	20.23	0.64	0.64	0.64	1.81	28,117	23
12-31-15	31.71	0.47	•	(0.98)	(0.51)	1.12	4.40	—	5.52	—	25.68	(2.69)	0.64	0.64	0.64	1.63	23,008	19
12-31-14	31.08	0.68	•	2.48	3.16	0.46	2.07	—	2.53	—	31.71	10.39	0.64	0.64	0.64	2.16	28,264	28
12-31-13	23.50	0.43	•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23	0.64	0.64	0.63	1.53	24,742	28
12-31-12	20.90	0.41	•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89	0.65	0.65	0.64	1.80	16,952	25
Class S
12-31-16	25.81	0.41		4.23	4.64	0.61	2.90	—	3.51	—	26.94	19.92	0.89	0.89	0.89	1.56	507,524	23
12-31-15	31.83	0.40	•	(0.99)	(0.59)	1.03	4.40	—	5.43	—	25.81	(2.93)	0.89	0.89	0.89	1.39	451,452	19
12-31-14	31.19	0.64	•	2.45	3.09	0.38	2.07	—	2.45	—	31.83	10.11	0.89	0.89	0.89	2.04	535,054	28
12-31-13	23.59	0.35	•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88	0.89	0.89	0.88	1.27	566,801	28
12-31-12	20.98	0.35	•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56	0.90	0.90	0.89	1.55	460,995	25
Class S2
12-31-16	25.62	0.35	•	4.23	4.58	0.57	2.90	—	3.47	—	26.73	19.80	1.07	1.04	1.04	1.41	38,721	23
12-31-15	31.63	0.36	•	(0.99)	(0.63)	0.98	4.40	—	5.38	—	25.62	(3.10)	1.14	1.04	1.04	1.24	38,764	19
12-31-14	31.00	0.59	•	2.43	3.02	0.32	2.07	—	2.39	—	31.63	9.95	1.14	1.04	1.04	1.89	45,878	28
12-31-13	23.45	0.31	•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70	1.14	1.04	1.03	1.12	50,774	28
12-31-12	20.85	0.32	•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41	1.15	1.05	1.04	1.40	45,598	25

See Accompanying Notes to Financial Statements

41

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-16	12.92	0.02	•	1.61	1.63	0.12	—	—	0.12	—	14.43	12.62		1.90	1.85	1.85	0.12	35,873	24
12-31-15	16.63	0.07		(2.56)	(2.49)	0.14	1.08	—	1.22	—	12.92	(16.07	)(a)	2.01	1.86	1.86	0.45	34,072	15
12-31-14	18.39	0.13		0.13	0.26	0.13	1.89	—	2.02	—	16.63	0.47		2.01	1.86	1.86	0.72	42,490	23
12-31-13	20.19	0.07	•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)		2.01	1.86	1.86	0.36	43,996	45
12-31-12	17.48	0.06		3.14	3.20	—	0.49	—	0.49	—	20.19	18.71		2.01	1.86	1.86	0.32	37,375	15
Class I
12-31-16	13.52	0.10	•	1.70	1.80	0.22	—	—	0.22	—	15.10	13.27		1.25	1.25	1.25	0.71	63,276	24
12-31-15	17.36	0.17		(2.68)	(2.51)	0.25	1.08	—	1.33	—	13.52	(15.57	)(a)	1.26	1.26	1.26	1.05	58,250	15
12-31-14	19.10	0.23	•	0.15	0.38	0.23	1.89	—	2.12	—	17.36	1.06		1.26	1.26	1.26	1.22	71,163	23
12-31-13	20.93	0.19	•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)		1.26	1.26	1.26	0.97	136,636	45
12-31-12	18.01	0.17	•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33		1.26	1.26	1.26	0.84	177,486	15
Class S
12-31-16	13.45	0.07	•	1.67	1.74	0.17	—	—	0.17	—	15.02	12.95		1.50	1.50	1.50	0.47	362,865	24
12-31-15	17.26	0.13	•	(2.66)	(2.53)	0.20	1.08	—	1.28	—	13.45	(15.75	)(a)	1.51	1.51	1.51	0.81	367,861	15
12-31-14	19.00	0.20	•	0.13	0.33	0.18	1.89	—	2.07	—	17.26	0.80		1.51	1.51	1.51	1.06	499,431	23
12-31-13	20.82	0.16		(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)		1.51	1.51	1.51	0.73	573,548	45
12-31-12	17.95	0.13		3.23	3.36	—	0.49	—	0.49	—	20.82	19.11		1.51	1.51	1.51	0.67	650,690	15
Class S2
12-31-16	13.30	0.05	•	1.65	1.70	0.14	—	—	0.14	—	14.86	12.79		1.68	1.65	1.65	0.32	14,570	24
12-31-15	17.08	0.10	•	(2.64)	(2.54)	0.16	1.08	—	1.24	—	13.30	(15.91	)(a)	1.76	1.66	1.66	0.65	16,530	15
12-31-14	18.81	0.17	•	0.14	0.31	0.15	1.89	—	2.04	—	17.08	0.73		1.76	1.66	1.66	0.92	22,613	23
12-31-13	20.62	0.11		(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)		1.76	1.66	1.66	0.58	26,016	45
12-31-12	17.81	0.10		3.20	3.30	—	0.49	—	0.49	—	20.62	18.92		1.76	1.66	1.66	0.51	27,693	15
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-16	15.29	0.13	•	0.68	0.81	0.17	1.35	—	1.52	—	14.58	4.94		1.61	1.54	1.54	0.83	68,606	26
12-31-15	16.56	0.15		0.87	1.02	0.28	2.01	—	2.29	—	15.29	5.95		1.71	1.55	1.55	0.90	56,395	27
12-31-14	17.55	0.23	•	0.48	0.71	0.28	1.42	—	1.70	—	16.56	3.87		1.71	1.56	1.56	1.35	55,949	21
12-31-13	15.98	0.20	•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02		1.71	1.56	1.56	1.17	52,318	21
12-31-12	14.84	0.27	•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38		1.71	1.56	1.56	1.69	26,169	28
Class R6
05-03-16(5)– 12-31-16	16.66	0.22	•	0.07	0.29	0.25	1.35	—	1.60	—	15.35	1.46		0.96	0.94	0.94	1.48	49	26
Class S
12-31-16	16.02	0.20		0.70	0.90	0.21	1.35	—	1.56	—	15.36	5.30		1.21	1.19	1.19	1.20	299,965	26
12-31-15	17.23	0.21	•	0.92	1.13	0.33	2.01	—	2.34	—	16.02	6.36		1.21	1.20	1.20	1.26	319,681	27
12-31-14	18.16	0.30	•	0.50	0.80	0.31	1.42	—	1.73	—	17.23	4.25		1.21	1.21	1.21	1.71	336,350	21
12-31-13	16.44	0.29	•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42		1.21	1.21	1.21	1.67	385,597	21
12-31-12	15.18	0.36	•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79		1.21	1.21	1.21	2.24	364,277	28
Class S2
12-31-16	15.90	0.17	•	0.70	0.87	0.18	1.35	—	1.53	—	15.24	5.16		1.39	1.34	1.34	1.05	44,381	26
12-31-15	17.12	0.19	•	0.90	1.09	0.30	2.01	—	2.31	—	15.90	6.17		1.46	1.35	1.35	1.11	50,093	27
12-31-14	18.05	0.28	•	0.50	0.78	0.29	1.42	—	1.71	—	17.12	4.12		1.46	1.36	1.36	1.57	54,169	21
12-31-13	16.34	0.27	•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28		1.46	1.36	1.36	1.53	61,560	21
12-31-12	15.10	0.34	•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53		1.46	1.36	1.36	2.10	59,545	28

See Accompanying Notes to Financial Statements

42

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-16	25.27	0.24	•	1.68	1.92	0.28	2.37	—	2.65	—	24.54	7.65	1.29	1.24	1.24	0.97	778,133	69
12-31-15	28.02	0.24	•	1.14	1.38	0.28	3.85	—	4.13	—	25.27	4.85	1.39	1.24	1.24	0.89	596,730	67
12-31-14	27.68	0.27	•	2.88	3.15	0.30	2.51	—	2.81	—	28.02	11.78	1.39	1.24	1.24	0.96	457,740	72
12-31-13	24.54	0.19	•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75	1.39	1.24	1.24	0.72	350,643	69
12-31-12	22.46	0.31	•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10	1.40	1.25	1.25	1.30	199,893	76
Class I
12-31-16	26.12	0.40		1.75	2.15	0.41	2.37	—	2.78	—	25.49	8.31	0.64	0.64	0.64	1.55	1,084,776	69
12-31-15	28.80	0.40		1.18	1.58	0.41	3.85	—	4.26	—	26.12	5.47	0.64	0.64	0.64	1.48	1,027,480	67
12-31-14	28.34	0.43		2.99	3.42	0.45	2.51	—	2.96	—	28.80	12.46	0.64	0.64	0.64	1.55	1,049,730	72
12-31-13	25.04	0.36	•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49	0.64	0.64	0.64	1.31	989,583	69
12-31-12	22.87	0.46	•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78	0.65	0.65	0.65	1.89	652,221	76
Class R6
05-03-16(5)– 12-31-16	27.00	0.48	•	0.79	1.27	0.41	2.37	—	2.78	—	25.49	4.78	0.64	0.64	0.64	1.91	8,696	69
Class S
12-31-16	26.13	0.34		1.74	2.08	0.34	2.37	—	2.71	—	25.50	8.05	0.89	0.89	0.89	1.30	4,074,922	69
12-31-15	28.82	0.33		1.18	1.51	0.35	3.85	—	4.20	—	26.13	5.18	0.89	0.89	0.89	1.23	4,044,261	67
12-31-14	28.36	0.37		2.97	3.34	0.37	2.51	—	2.88	—	28.82	12.20	0.89	0.89	0.89	1.30	4,122,797	72
12-31-13	25.06	0.29	•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20	0.89	0.89	0.89	1.05	4,002,988	69
12-31-12	22.89	0.40	•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48	0.90	0.90	0.90	1.64	3,379,234	76
Class S2
12-31-16	25.98	0.31		1.71	2.02	0.30	2.37	—	2.67	—	25.33	7.86	1.07	1.04	1.04	1.15	82,812	69
12-31-15	28.67	0.30		1.16	1.46	0.30	3.85	—	4.15	—	25.98	5.06	1.14	1.04	1.04	1.08	87,130	67
12-31-14	28.23	0.33		2.95	3.28	0.33	2.51	—	2.84	—	28.67	12.02	1.14	1.04	1.04	1.15	93,998	72
12-31-13	24.96	0.24	•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98	1.14	1.04	1.04	0.90	92,805	69
12-31-12	22.80	0.36	•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34	1.15	1.05	1.05	1.49	85,723	76
VY® T. Rowe Price Equity Income Portfolio
Class ADV
12-31-16	13.03	0.23		2.04	2.27	0.26	1.41	—	1.67	—	13.63	18.30	1.29	1.24	1.24	1.67	50,794	26
12-31-15	16.29	0.23		(1.27)	(1.04)	0.26	1.96	—	2.22	—	13.03	(7.24)	1.39	1.24	1.24	1.52	50,413	27
12-31-14	16.60	0.24		0.93	1.17	0.26	1.22	—	1.48	—	16.29	7.13	1.39	1.24	1.24	1.42	62,848	9
12-31-13	13.02	0.17		3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22	1.39	1.24	1.24	1.22	66,056	12
12-31-12	11.34	0.20		1.70	1.90	0.22	—	—	0.22	—	13.02	16.77	1.40	1.25	1.25	1.71	45,958	14
Class I
12-31-16	13.20	0.31	•	2.09	2.40	0.34	1.41	—	1.75	—	13.85	19.07	0.64	0.64	0.64	2.32	135,151	26
12-31-15	16.47	0.32	•	(1.28)	(0.96)	0.35	1.96	—	2.31	—	13.20	(6.65)	0.64	0.64	0.64	2.09	90,800	27
12-31-14	16.76	0.35	•	0.94	1.29	0.36	1.22	—	1.58	—	16.47	7.79	0.64	0.64	0.64	2.07	194,078	9
12-31-13	13.13	0.28	•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01	0.64	0.64	0.64	1.83	355,229	12
12-31-12	11.43	0.29	•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44	0.65	0.65	0.65	2.30	361,913	14
Class S
12-31-16	13.22	0.28		2.08	2.36	0.30	1.41	—	1.71	—	13.87	18.77	0.89	0.89	0.89	2.01	772,218	26
12-31-15	16.49	0.28	•	(1.28)	(1.00)	0.31	1.96	—	2.27	—	13.22	(6.90)	0.89	0.89	0.89	1.86	758,358	27
12-31-14	16.79	0.30	•	0.94	1.24	0.32	1.22	—	1.54	—	16.49	7.45	0.89	0.89	0.89	1.77	1,013,552	9
12-31-13	13.15	0.24	•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74	0.89	0.89	0.89	1.57	1,113,360	12
12-31-12	11.44	0.26	•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22	0.90	0.90	0.90	2.05	950,612	14

See Accompanying Notes to Financial Statements

43

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Equity Income Portfolio (continued)
Class S2
12-31-16	13.08	0.25		2.06	2.31	0.28	1.41	—	1.69	—	13.70	18.59		1.07	1.04	1.04	1.86	113,380	26
12-31-15	16.35	0.25		(1.27)	(1.02)	0.29	1.96	—	2.25	—	13.08	(7.08)		1.14	1.04	1.04	1.72	111,098	27
12-31-14	16.66	0.27		0.93	1.20	0.29	1.22	—	1.51	—	16.35	7.31		1.14	1.04	1.04	1.62	131,519	9
12-31-13	13.06	0.21	•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49		1.14	1.04	1.04	1.42	134,882	12
12-31-12	11.37	0.24	•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01		1.15	1.05	1.05	1.91	102,557	14
VY® T. Rowe Price International Stock Portfolio
Class ADV
12-31-16	12.73	0.11		0.09	0.20	0.14	—	—	0.14	—	12.79	1.59		1.43	1.38	1.38	0.82	15,001	33
12-31-15	12.98	0.07	•	(0.24)	(0.17)	0.08	—	—	0.08	—	12.73	(1.36	)(b)	1.50	1.35	1.35	0.49	15,149	43
12-31-14	13.28	0.08		(0.26)	(0.18)	0.12	—	—	0.12	—	12.98	(1.43)		1.52	1.37	1.37	0.62	12,616	48
12-31-13	11.77	0.10	•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98		1.52	1.37	1.37	0.78	12,693	48
12-31-12	9.95	0.08	•	1.74	1.82	0.00 *	—	—	0.00 *	—	11.77	18.31		1.51	1.36	1.36	0.74	7,625	40
Class I
12-31-16	12.76	0.19		0.09	0.28	0.22	—	—	0.22	—	12.82	2.18		0.78	0.78	0.78	1.41	38,010	33
12-31-15	12.99	0.16	•	(0.24)	(0.08)	0.15	—	—	0.15	—	12.76	(0.73	)(b)	0.75	0.75	0.75	1.15	39,288	43
12-31-14	13.27	0.17		(0.27)	(0.10)	0.18	—	—	0.18	—	12.99	(0.82)		0.77	0.77	0.77	1.23	50,333	48
12-31-13	11.74	0.17	•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58		0.77	0.77	0.77	1.37	52,766	48
12-31-12	9.92	0.15	•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02		0.76	0.76	0.76	1.38	48,992	40
Class S
12-31-16	12.71	0.15	•	0.09	0.24	0.18	—	—	0.18	—	12.77	1.90		1.03	1.03	1.03	1.17	154,225	33
12-31-15	12.94	0.12		(0.23)	(0.11)	0.12	—	—	0.12	—	12.71	(0.94	)(b)	1.00	1.00	1.00	0.88	171,416	43
12-31-14	13.23	0.12	•	(0.26)	(0.14)	0.15	—	—	0.15	—	12.94	(1.11)		1.02	1.02	1.02	0.94	183,379	48
12-31-13	11.70	0.14	•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33		1.02	1.02	1.02	1.12	171,747	48
12-31-12	9.88	0.12	•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76		1.01	1.01	1.01	1.15	171,460	40

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, JPMorgan Emerging Markets Equity’s total return would have been (16.33)%, (15.82)%, (16.00)% and (16.16)% for Classes ADV, I, S and S2, respectively.
(b)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, T.Rowe Price International Stock’s total return would have been (1.44)%, (0.80)% and (1.10)% for Classes ADV, I and S, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The nine series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), VY® FMR® Diversified Mid Cap Portfolio* (“FMR® Diversified Mid Cap”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and VY® T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non-diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

*	FMR is a registered service mark of FMR LLC. Used with permission.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to all of the Portfolios except Clarion Global Real Estate. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Clarion Global Real Estate. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Pursuant to a contract with its affiliate DSL, Voya Investments provides administrative services to those Portfolios advised by DSL. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

On July 23, 2014, the SEC adopted amendments to money market fund regulation, which required, among other things, Government Liquid Assets to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Portfolio to limit redemptions in certain circumstances. These changes could result in reduced yields for money market funds, including Government Liquid Assets. Compliance with the amended money market fund regulation was required in 2016. The SEC or other regulators may adopt additional money market reforms, which may impact the operation or performance of Government Liquid Assets. The Board has not elected to subject the Portfolio to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Portfolio’s weekly liquid assets. On November 19, 2015, based on Management’s recommendation, the Board approved revisions to Government Liquid Asset’s principal investment strategies in order for the Portfolio to meet the definition of a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. All changes became effective May 1, 2016.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Liquid Assets), is

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. For Government Liquid Assets, dividends from net investment income, if any, are declared daily and paid monthly and dividends from net capital gain distributions, at least annually. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or

49

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2016, the maximum amount of loss that Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price International Stock would incur if their counterparties failed to perform would be $936,718, $1,952,365 and $194,154, respectively, which represents the gross payments to be received on open forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2016. There was no collateral pledged by any counterparty at December 31, 2016 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2016, Invesco Growth and Income and T. Rowe Price Capital Appreciation had a liability position of $6,831 and $28,490,563, respectively, on open forward foreign currency contracts and open written options. If a contingent feature would have been triggered as of December 31, 2016, the Portfolio’s could have been required to pay this amounts in cash to its counterparties. There was no collateral pledged by either Portfolio as of December 31, 2016.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2016, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. The Portfolios use forward foreign currency

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward currency contracts at December 31, 2016.

	Buy	Sell
Invesco Growth and Income	$241,033	$48,213,347
T. Rowe Price International Stock	—	4,518,168

I.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2016, T. Rowe Price Capital Appreciation had purchased and written equity options to gain additional exposure to equity risk and to generate income. Please refer to the Portfolio of Investments and the table following for open purchased and written equity options at December 31, 2016.

Please refer to Note 9 for the volume of purchased and written option activity during the year ended December 31, 2016 for T. Rowe Price Capital Appreciation.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2016.

K.  Securities Lending. Certain Portfolios may temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Clarion Global Real Estate	$164,074,335	$166,899,534
FMR® Diversified Mid Cap	246,368,847	419,820,550
Invesco Growth and Income	116,203,338	142,955,130
JPMorgan Emerging Markets Equity	117,490,324	162,576,437
Morgan Stanley Global Franchise	109,839,513	140,951,779
T. Rowe Price Capital Appreciation	3,870,787,948	3,611,481,976
T. Rowe Price Equity Income	260,509,589	354,688,981
T. Rowe Price International Stock	70,795,942	90,426,380

NOTE 4 — INVESTMENT MANAGEMENT FEES

Clarion Global Real Estate and T. Rowe Price International Stock have entered into separate investment management agreements (“Management Agreements”) with Voya Investments and DSL, respectively. The Investment Advisers have overall responsibility for the management of their respective Portfolios. The Investment Advisers oversee all investment management and portfolio management services for their respective Portfolios and assist in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. These Management Agreements compensate Voya Investments and DSL with a management fee, computed daily and payable monthly, based on the average daily net assets of each of their respective Portfolios, at the following annual rates:

Portfolio	Fee
Clarion Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; 0.80% on the amount in excess of $500 million

Portfolio	Fee
T. Rowe Price International Stock	0.64% on the first $4 billion; 0.63% on the amount in excess of $4 billion

With the exception of the Portfolios in the table above, DSL provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL is also responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the following

52

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million
FMR® Diversified Mid Cap	0.65% on the first $800 million; 0.60% on the next $700 million; 0.58% on the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income(2)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of VY® Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

Voya Investments or DSL, as applicable, have contractually agreed to waive a portion of the management fee for Clarion Global Real Estate(3), Morgan Stanley Global Franchise and T. Rowe Price Equity Income(4). For Clarion Global Real Estate and Morgan Stanley Global Franchise, the waivers were effective in connection with a sub-advisory fee reduction that occurred on May 1, 2009 and July 1, 2015, respectively. The waivers are calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended December 31, 2016, Voya Investments or DSL, as applicable, waived $39,934 and $100,024 for Clarion Global Real Estate and Morgan Stanley Global Franchise, respectively. Termination or modification of these obligations requires approval by the Board.

(3)	The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(4)	The waiver for T. Rowe Price Equity Income is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedules of T. Rowe Price Equity Income and VY® T. Rowe Price Growth Equity Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

The Trust and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Advisers may determine, each sub-adviser manages each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a related party sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMR® Diversified Mid Cap	Fidelity Management & Research Company
Invesco Growth and Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares. Each Portfolio that offers Class S2 shares has entered into a Rule 12b-1 distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolios. Effective May 1, 2016, the Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of each applicable Portfolio was an annual rate of 0.15%.

Each Portfolio that offers Class ADV shares has a Rule 12b-1 shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and effective May 1, 2016, a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares. Prior to May 1, 2016, the distribution fee on Class ADV shares was

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.15%, so that the actual fee paid by Class ADV shares of each applicable Portfolio was an annual rate of 0.35%.

The Distributor and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2016, the Distributor and/or DSL waived $59, $621,603 and $1,042,153 for Classes I, S and S2 of the Portfolio, respectively, of distribution, shareholder servicing and management fees. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

As of December 31, 2016, the amounts of waived fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2017	2018	2019	Total
Government Liquid Assets	$1,040,414	$630,030	$720	$1,671,164

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price International Stock	12.93%
Security Life of Denver Insurance Company	JPMorgan Emerging Markets Equity	5.61
	T. Rowe Price International Stock	5.01
Voya Institutional Trust Company	Government Liquid Assets	41.82
	Clarion Global Real Estate	9.43
	FMR® Diversified Mid Cap	10.43
	JPMorgan Emerging Markets Equity	6.84
	Morgan Stanley Global Franchise	17.36
	T. Rowe Price Capital Appreciation	19.96
	T. Rowe Price Equity Income	14.43
	T. Rowe Price International Stock	7.29
Voya Insurance and	Government Liquid Assets	48.10%
Annuity Company	Clarion Global Real Estate	25.01
	FMR® Diversified Mid Cap	61.36
	Invesco Growth and Income	75.25
	JPMorgan Emerging Markets Equity	66.86
	Morgan Stanley Global Franchise	81.35
	T. Rowe Price Capital Appreciation	45.21
	T. Rowe Price Equity Income	54.80
	T. Rowe Price International Stock	65.21
Voya Retirement	Clarion Global Real Estate	29.42
Insurance and Annuity	FMR® Diversified Mid Cap	23.54
Company	Invesco Growth and Income	14.24
	JPMorgan Emerging Markets Equity	14.19
	T. Rowe Price Capital Appreciation	26.91
	T. Rowe Price Equity Income	20.72
	T. Rowe Price International Stock	7.29

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

Each Investment Adviser may, at a later date, recoup from its respective Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the applicable Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2017	2018	2019	Total
Clarion Global Real Estate	$283,856	$224,067	$202,528	$710,451

The Expense Limitation Agreements are contractual through May 1, 2017, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Advisers. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2016 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Government Liquid Assets	5	$10,944,000	1.37%
Clarion Global Real Estate	1	2,203,000	1.36
FMR® Diversified Mid Cap	11	4,120,636	1.39
JPMorgan Emerging Markets Equity	21	1,684,714	1.41
Morgan Stanley Global Franchise	1	1,788,000	1.41
T. Rowe Price Capital Appreciation	2	5,282,000	1.37

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2015	—	$—
Options Purchased	5,228	1,671,021
Options Terminated in Closing Sell Transactions	(1,437)	(649,701)
Balance at 12/31/2016	3,791	$1,021,320

Transactions in written options on securities for T. Rowe Price Capital Appreciation during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2015	56,595	$16,273,652
Options Written	108,294	29,392,916
Options Terminated in Closing Purchase Transactions	(28,649)	(7,274,827)
Options Expired	(38,981)	(10,063,249)
Balance at 12/31/2016	97,259	$28,328,492

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2016	31,152,166	—	163,170	(46,723,018)	(15,407,682)	31,152,166	—	163,171	(46,723,018)	(15,407,681)
12/31/2015	37,019,658	—	9,905	(34,172,751)	2,856,812	37,019,658	—	9,905	(34,172,751)	2,856,812
Class S
12/31/2016	167,915,285	—	474,800	(232,710,222)	(64,320,137)	167,915,285	—	474,800	(232,710,222)	(64,320,137)
12/31/2015	164,027,088	—	58,777	(231,204,890)	(67,119,025)	164,027,088	—	58,777	(231,204,891)	(67,119,026)
Class S2
12/31/2016	146,154,617	—	376,560	(78,128,370)	68,402,807	146,154,617	—	376,560	(78,128,371)	68,402,806
12/31/2015	129,167,603	—	30,135	(73,060,453)	56,137,285	129,167,603	—	30,135	(73,060,453)	56,137,285
Clarion Global Real Estate
Class ADV
12/31/2016	216,233	—	17,580	(355,360)	(121,547)	2,556,347	—	214,516	(4,132,833)	(1,361,970)
12/31/2015	371,753	—	69,253	(332,882)	108,124	4,460,387	—	802,419	(3,907,196)	1,355,610
Class I
12/31/2016	4,348,615	—	195,482	(2,985,010)	1,559,087	52,183,960	—	2,458,630	(36,035,916)	18,606,674
12/31/2015	3,761,147	—	436,895	(3,113,806)	1,084,236	45,541,957	—	5,180,233	(36,981,864)	13,740,326
Class S
12/31/2016	440,931	—	117,398	(2,043,551)	(1,485,222)	5,382,774	—	1,467,918	(24,355,359)	(17,504,667)
12/31/2015	877,273	—	385,407	(2,348,909)	(1,086,229)	10,809,148	—	4,550,455	(28,521,958)	(13,162,355)
Class S2
12/31/2016	8,556	—	878	(28,260)	(18,826)	100,931	—	11,036	(334,600)	(222,633)
12/31/2015	11,252	—	3,307	(32,217)	(17,658)	138,566	—	39,314	(400,057)	(222,177)
FMR® Diversified Mid Cap
Class ADV
12/31/2016	125,843	—	225,850	(2,096,526)	(1,744,833)	1,805,853	—	3,180,314	(30,220,282)	(25,234,115)
12/31/2015	342,497	—	742,189	(729,534)	355,152	5,971,589	—	11,815,655	(12,586,272)	5,200,972
Class I
12/31/2016	421,326	—	596,919	(1,628,630)	(610,385)	6,354,643	—	8,830,079	(24,416,837)	(9,232,115)
12/31/2015	855,358	—	1,185,929	(1,189,365)	851,922	15,534,136	—	19,620,442	(20,782,872)	14,371,706
Class S
12/31/2016	244,370	—	4,100,560	(8,693,111)	(4,348,181)	3,644,763	—	59,836,273	(128,663,158)	(65,182,122)
12/31/2015	787,715	—	8,561,746	(8,592,466)	756,995	14,039,557	—	140,160,239	(150,438,670)	3,761,126
Class S2
12/31/2016	85,337	—	378,958	(736,288)	(271,993)	1,257,204	—	5,460,800	(10,804,640)	(4,086,636)
12/31/2015	176,663	—	760,385	(607,333)	329,715	3,007,429	—	12,324,579	(10,517,231)	4,814,777
Invesco Growth and Income
Class ADV
12/31/2016	125,822	12,334	84,672	(131,043)	91,785	3,214,984	292,912	1,968,611	(3,225,018)	2,251,489
12/31/2015	114,965	—	97,670	(123,199)	89,436	3,393,558	—	2,661,511	(3,722,041)	2,333,028
Class I
12/31/2016	157,591	—	132,850	(136,152)	154,289	3,920,387	—	3,106,024	(3,377,947)	3,648,464
12/31/2015	118,267	—	158,194	(271,750)	4,711	3,359,670	—	4,332,935	(8,004,134)	(311,529)
Class S
12/31/2016	1,446,516	385,775	2,413,179	(2,899,698)	1,345,772	37,160,865	9,287,265	56,854,496	(72,146,302)	31,156,324
12/31/2015	445,559	—	3,021,125	(2,782,947)	683,737	12,213,962	—	83,262,207	(82,311,277)	13,164,892
Class S2
12/31/2016	31,290	—	211,443	(306,692)	(63,959)	767,707	—	4,945,654	(7,713,668)	(2,000,307)
12/31/2015	18,380	—	258,846	(214,809)	62,417	529,731	—	7,087,223	(6,431,497)	1,185,457
JPMorgan Emerging Markets Equity
Class ADV
12/31/2016	306,604	—	21,058	(477,679)	(150,017)	4,412,122	—	306,390	(6,767,395)	(2,048,883)
12/31/2015	297,054	—	193,989	(409,199)	81,844	4,244,717	—	2,931,172	(6,326,867)	849,022
Class I
12/31/2016	795,641	—	61,014	(974,183)	(117,528)	11,807,335	—	926,803	(14,586,056)	(1,851,918)
12/31/2015	461,554	—	336,461	(589,739)	208,276	7,293,917	—	5,305,991	(9,428,126)	3,171,782
Class S
12/31/2016	1,455,712	—	297,486	(4,949,817)	(3,196,619)	21,110,094	—	4,500,957	(71,843,125)	(46,232,074)
12/31/2015	1,478,348	—	2,163,080	(5,221,456)	(1,580,028)	22,720,549	—	33,960,351	(83,715,670)	(27,034,770)
Class S2
12/31/2016	37,457	—	10,383	(310,326)	(262,486)	532,624	—	155,443	(4,458,019)	(3,769,952)
12/31/2015	61,634	—	95,657	(238,545)	(81,254)	924,131	—	1,485,562	(3,885,059)	(1,475,366)

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Morgan Stanley Global Franchise
Class ADV
12/31/2016	840,372	—	410,688	(233,670)	1,017,390	12,885,015	—	6,176,740	(3,484,785)	15,576,970
12/31/2015	263,101	—	487,145	(440,470)	309,776	4,219,439	—	7,584,848	(7,054,318)	4,749,969
Class R6
5/3/2016(1) -12/31/2016	3,199	—	18	(3)	3,214	47,299	—	285	(45)	47,539
Class S
12/31/2016	1,113,768	—	1,890,557	(3,430,414)	(426,089)	17,854,426	—	29,889,704	(53,616,893)	(5,872,763)
12/31/2015	960,458	—	2,567,260	(3,084,970)	442,748	16,016,563	—	41,794,999	(52,697,006)	5,114,556
Class S2
12/31/2016	32,826	—	288,742	(559,415)	(237,847)	516,323	—	4,533,244	(8,656,872)	(3,607,305)
12/31/2015	48,431	—	416,923	(478,555)	(13,201)	822,706	—	6,741,653	(8,097,397)	(533,038)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2016	6,390,418	—	2,894,771	(1,188,411)	8,096,778	160,879,400	—	71,214,247	(29,720,194)	202,373,453
12/31/2015	4,882,254	—	2,969,153	(568,122)	7,283,285	130,677,803	—	75,938,016	(14,966,030)	191,649,789
Class I
12/31/2016	5,882,117	—	4,482,386	(7,137,200)	3,227,303	154,795,188	—	114,725,136	(184,542,088)	84,978,236
12/31/2015	5,495,052	—	5,611,029	(8,213,805)	2,892,276	155,946,907	—	148,576,829	(233,427,954)	71,095,782
Class R6
5/3/2016(1) -12/31/2016	345,021	—	4,420	(8,362)	341,079	8,842,143	—	113,031	(212,244)	8,742,930
Class S
12/31/2016	4,510,738	—	16,092,461	(15,538,369)	5,064,830	117,889,049	—	411,627,044	(402,015,229)	127,500,864
12/31/2015	5,240,639	—	21,758,906	(15,292,587)	11,706,958	144,728,032	—	575,817,389	(433,001,086)	287,544,335
Class S2
12/31/2016	288,667	—	332,917	(706,132)	(84,548)	7,572,033	—	8,453,080	(18,242,225)	(2,217,112)
12/31/2015	209,793	—	477,993	(611,864)	75,922	5,716,776	—	12,564,713	(17,161,333)	1,120,156
T. Rowe Price Equity Income
Class ADV
12/31/2016	439,527	—	452,252	(1,034,886)	(143,107)	5,809,508	—	5,847,022	(13,544,112)	(1,887,582)
12/31/2015	330,800	—	571,045	(890,932)	10,913	4,919,514	—	8,031,357	(13,048,115)	(97,244)
Class I
12/31/2016	4,327,739	—	1,228,991	(2,674,436)	2,882,294	59,742,561	—	16,218,202	(35,992,041)	39,968,722
12/31/2015	763,441	—	1,724,295	(7,391,499)	(4,903,763)	11,551,608	—	24,666,920	(100,719,542)	(64,501,014)
Class S
12/31/2016	2,793,768	—	7,088,265	(11,555,727)	(1,673,694)	38,214,862	—	93,436,445	(154,598,822)	(22,947,515)
12/31/2015	997,663	—	8,843,742	(13,931,545)	(4,090,140)	14,830,976	—	126,299,408	(208,001,037)	(66,870,653)
Class S2
12/31/2016	238,450	—	1,022,751	(1,477,507)	(216,306)	3,192,017	—	13,314,058	(19,546,051)	(3,039,976)
12/31/2015	283,622	—	1,213,542	(1,049,545)	447,619	4,100,340	—	17,138,282	(15,855,332)	5,383,290
T. Rowe Price International Stock
Class ADV
12/31/2016	163,442	—	13,035	(193,218)	(16,741)	2,058,188	—	167,245	(2,464,400)	(238,967)
12/31/2015	336,122	—	6,501	(125,186)	217,437	4,574,610	—	91,277	(1,664,942)	3,000,945
Class I
12/31/2016	152,394	—	50,896	(316,899)	(113,609)	1,935,278	—	652,991	(4,041,711)	(1,453,442)
12/31/2015	251,348	—	40,580	(1,088,619)	(796,691)	3,500,093	—	569,331	(14,740,701)	(10,671,277)
Class S
12/31/2016	807,003	—	183,027	(2,400,914)	(1,410,884)	10,244,143	—	2,340,920	(30,354,268)	(17,769,205)
12/31/2015	2,580,708	—	125,601	(3,390,556)	(684,247)	35,578,271	—	1,757,160	(44,337,311)	(7,001,880)

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

FMR® Diversified Mid Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$34,830	$(34,830)	$—
Citadel Clearing LLC	136,296	(136,296)	—
Citigroup Global Markets Inc.	1,218,774	(1,218,774)	—
Credit Suisse Securities (USA) LLC	11,144	(11,144)	—
Goldman, Sachs & Co.	867,046	(867,046)	—
HSBC Bank PLC	10,829,845	(10,829,845)	—
Jefferies LLC	233,999	(233,999)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	5,649	(5,649)	—
Morgan Stanley & Co. LLC	3,232,497	(3,232,497)	—
Nomura Securities International, Inc.	101,560	(101,560)	—
RBC Dominion Securities Inc	3,158,283	(3,158,283)	—
SG Americas Securities, LLC	755,422	(755,422)	—
UBS AG	86,795	(86,795)	—
UBS Securities LLC.	2,167,524	(2,167,524)	—
Wells Fargo Securities LLC	284	(284)	—
Total	$22,839,948	$(22,839,948)	$—

(1)	Collateral with a fair value of $23,340,554 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
SG Americas Securities, LLC	$3,989,065	$(3,989,065)	$—
Total	$3,989,065	$(3,989,065)	$—

(1)	Collateral with a fair value of $4,074,152 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$1,018,315	$(1,018,315)	$—
Macquarie Bank Limited	254,579	(254,579)	—
Morgan Stanley & Co. LLC	426,748	(426,748)	—
SG Americas Securities, LLC	1,976,434	(1,976,434)	—
UBS Securities LLC.	5,595,282	(5,595,282)	—
Total	$9,271,358	$(9,271,358)	$—

(1)	Collateral with a fair value of $9,578,464 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$34,981	$(34,981)	$—
Citadel Clearing LLC	1,098,790	(1,098,790)	—
RBC Capital Markets, LLC	639,385	(639,385)	—
SG Americas Securities, LLC	7,619,724	(7,619,724)	—
UBS Securities LLC.	9,856	(9,856)	—
Total	$9,402,736	$(9,402,736)	$—

(1)	Collateral with a fair value of $9,620,089 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$277,755	$(277,755)	$—
Citigroup Global Markets Inc.	624,628	(624,628)	—
J.P. Morgan Securities LLC	45,459	(45,459)	—
JP Morgan Securities, Plc.	1,575,942	(1,575,942)	—
Scotia Capital (USA) INC	424,772	(424,772)	—
Total	$2,948,556	$(2,948,556)	$—

(1)	Collateral with a fair value of $3,084,747 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

58

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2016:

	Paid-in Capital		Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Clarion Global Real Estate	$(27,010,408	)(1)	$6,513,770	$20,496,638
FMR® Diversified Mid Cap	(6)		66,414	(66,408)
Invesco Growth and Income	(9,904,171)		2,858,319	7,045,852
JPMorgan Emerging Markets Equity	—		261,124	(261,124)
Morgan Stanley Global Franchise	—		(85,432)	85,432
T. Rowe Price Capital Appreciation	—		9,144,538	(9,144,538)
T. Rowe Price Equity Income	—		2,767,273	(2,767,273)
T. Rowe Price International Stock Portfolio	(21,679,801	)(1)	(57,781)	21,737,582

(1)	Relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$1,009,709	$4,822	$92,552	$6,265
Clarion Global Real Estate	4,152,100	—	10,572,421	—
FMR® Diversified Mid Cap	10,531,825	66,775,641	56,671,308	127,249,607
Invesco Growth and Income	11,596,382	55,278,403	21,295,992	76,047,884
JPMorgan Emerging Markets Equity	5,889,593	—	6,731,383	36,951,693
Morgan Stanley Global Franchise	5,363,395	35,236,578	8,759,928	47,361,572
T. Rowe Price Capital Appreciation	238,115,830	368,016,708	245,704,899	567,192,048
T. Rowe Price Equity Income	22,857,720	105,958,007	24,229,841	151,906,126
T. Rowe Price International Stock	3,161,156	—	2,417,768	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Government Liquid Assets	$5,340	$—	$—	$—	—	—
Clarion Global Real Estate	11,476,157	—	52,336,055	(138,763,608)	Short-term	2017
				(9,567,152)	Short-term	2018
				$(148,330,760)
FMR® Diversified Mid Cap	—	38,779,757	86,873,242	—	—	—
Invesco Growth and Income	11,396,859	30,385,211	136,663,564	(205,973)	Short-term	2017
				(2,329,128)	Long-term	None
				$(2,535,101)*

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
JPMorgan Emerging Markets Equity	$2,601,160	$—	$38,729,039	$(1,618,381)	Short-term	None
				(35,691,597)	Long-term	None
				$(37,309,978)
Morgan Stanley Global Franchise	5,408,328	25,513,928	61,013,820	—	—	—
T. Rowe Price Capital Appreciation	24,580,209	292,624,472	449,205,219	—	—	—
T. Rowe Price Equity Income	3,963,622	74,336,353	235,780,766	(620,380)	Short-term	2017
				(162,382)	Short-term	2018
				$(782,762)*
T. Rowe Price International Stock	2,695,421	—	2,540,216	(82,466,488)	Short-term	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 13 — LITIGATION

On September 24, 2012, T. Rowe Price Equity Income (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 13 — LITIGATION (continued)

determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016. As of February 23, 2017, the Supreme Court has postponed consideration of the plaintiffs’ certiorari petition. A date has not yet been scheduled.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action; would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On January 6, 2017, the Motion to Dismiss was granted and the Subject Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals.

Potential Exposure

For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $18,125,400).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — REORGANIZATIONS

On August 26, 2016, Invesco Growth and Income (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Equity-Income Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. The reorganization could provide the Acquired Portfolio’s shareholders an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income	$8,031,321
Net realized and unrealized gain on investments	$88,966,885
Net increase in net assets resulting from operations	$96,998,206

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolio’s Conversion Ratio
$9,580	$516,268	$12,511	$—	0.4948

The net assets of the Acquiring Portfolio after the acquisition were $525,848,168.

NOTE 15 — SUBSEQUENT EVENTS

Subsequent to December 31, 2016, the following Portfolio paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	NII	$0.0002	February 1, 2017	Daily
Class S	NII	$0.0000*	February 1, 2017	Daily
Class S2	NII	$0.0000	February 1, 2017	Daily
All Classes	STCG	$0.0000*	February 1, 2017	January 30, 2017

NII—Net investment income

STCG—Short-term capital gain

*	Amount rounds to $0.0000.

Reorganization: On November 17, 2016, the Board approved a proposal to reorganize FMR® Diversified Mid Cap (the “Merging Portfolio”), with and into Voya MidCap Opportunities Portfolio, which is not included in this report, (the “Reorganization”). The proposed Reorganization is

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS (continued)

subject to approval by the shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about June 22, 2017. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 14, 2017.

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios, except Clarion Global Real Estate, from DSL to Voya Investments with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

62

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares†			Value	Percentage of Net Assets

Investment Companies: 9.5%
3,000,000		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.434%	$3,000,000	0.3
46,000,000		Goldman Sachs Financial Square Government Fund — Institutional Shares, 0.303%	46,000,000	4.8
43,000,000		Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.454%	43,000,000	4.4

		Total Investment Companies (Cost $92,000,000)	92,000,000	9.5

U.S. Government Agency Debt: 42.2%
17,000,000		Federal Farm Credit Banks, 0.390%, due 04/03/17	16,997,892	1.8
1,700,000		Federal Farm Credit Banks, 0.404%, due 02/21/17	1,699,931	0.2
750,000		Federal Farm Credit Banks, 0.480%, due 10/17/17	749,645	0.1
5,750,000		Federal Farm Credit Banks, 0.490%, due 10/25/17	5,750,000	0.6
9,500,000		Federal Farm Credit Banks, 0.570%, due 09/14/17	9,500,000	1.0
15,000,000		Federal Farm Credit Banks, 0.580%, due 04/17/17	15,001,729	1.5
2,600,000		Federal Farm Credit Banks, 0.680%, due 12/08/17	2,601,373	0.3
20,000,000		Federal Farm Credit Banks, 0.740%, due 03/22/17	20,000,665	2.1
1,250,000		Federal Farm Credit Banks, 0.750%, due 07/03/17	1,249,620	0.1
900,000		Federal Farm Credit Banks, 0.800%, due 08/29/17	900,641	0.1
10,850,000		Federal Home Loan Bank Discount Notes, 0.450%, due 01/11/17	10,848,674	1.1
35,000,000		Federal Home Loan Bank Discount Notes, 0.520%, due 01/27/17	34,987,235	3.6
1,100,000	Z	Federal Home Loan Bank Discount Notes, 0.530%, due 02/28/17	1,099,061	0.1
58,000,000		Federal Home Loan Bank Notes, 0.460%, due 01/25/17	57,982,407	6.0
61,600,000		Federal Home Loan Bank Notes, 0.510%, due 02/03/17	61,571,726	6.3
3,750,000		Federal Home Loan Bank Notes, 0.520%, due 02/10/17	3,747,875	0.4
6,000,000		Federal Home Loan Banks, 0.460%, due 08/01/17	5,999,074	0.6
5,500,000		Federal Home Loan Banks, 0.467%, due 06/01/17	5,500,000	0.6
11,500,000		Federal Home Loan Banks, 0.477%, due 03/01/17	11,500,000	1.2
1,800,000		Federal Home Loan Banks, 0.510%, due 01/27/17	1,800,000	0.2

Principal Amount†			Value	Percentage of Net Asset

U.S. Government Agency Debt: (continued)
5,750,000		Federal Home Loan Banks, 0.570%, due 05/16/17	$5,750,000	0.6
6,500,000		Federal Home Loan Banks, 0.570%, due 07/12/17	6,499,827	0.7
16,500,000		Federal Home Loan Banks, 0.660%, due 08/16/17	16,500,000	1.7
5,750,000		Federal Home Loan Banks, 0.670%, due 05/16/17	5,749,394	0.6
16,000,000		Federal Home Loan Banks, 0.700%, due 08/17/17	16,000,000	1.6
1,000,000		Federal Home Loan Banks, 0.800%, due 11/15/17	1,002,083	0.1
5,050,000	Z	Federal Home Loan Mortgage Corp., 0.240%, due 01/03/17	5,049,902	0.5
9,000,000		Federal Home Loan Mortgage Corp., 0.380%, due 01/04/17	8,999,722	0.9
4,100,000		Federal Home Loan Mortgage Corp., 0.410%, due 01/27/17	4,100,054	0.4
1,000,000		Federal Home Loan Mortgage Corp., 0.490%, due 01/27/17	1,000,151	0.1
1,600,000		Federal Home Loan Mortgage Corp., 0.493%, due 04/27/17	1,600,252	0.2
2,200,000		Federal Home Loan Mortgage Corp., 0.511%, due 01/05/17	2,199,914	0.2
450,000		Federal Home Loan Mortgage Corp., 0.530%,due 01/13/17	450,005	0.0
22,600,000		Federal Home Loan Mortgage Corp., 0.540%,due 04/20/17	22,611,559	2.3
630,000		Federal Home Loan Mortgage Corp., 0.630%,due 04/18/17	638,078	0.1
2,750,000		Federal Home Loan Mortgage Corp., 0.670%,due 07/21/17	2,751,701	0.3
3,080,000		Federal Home Loan Mortgage Corp., 0.720%,due 11/13/17	3,082,556	0.3
9,100,000		Federal Home Loan Mortgage Corp., 0.800%, due 09/27/17	9,113,112	0.9
1,500,000		Federal Home Loan Mortgage Corp., 0.980%, due 11/28/17	1,500,238	0.2
2,500,000		Federal Home Loan Mortgage Corp., 0.980%, due 12/28/17	2,498,011	0.3
9,555,000		Federal National Mortgage Association, 0.468%, due 07/20/17	9,557,414	1.0
4,300,000		Federal National Mortgage Association, 0.640%, due 10/05/17	4,303,563	0.4
387,000		Federal National Mortgage Association, 0.750%, due 06/12/17	394,891	0.0

See Accompanying Notes to Financial Statements

63

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Asset

U.S. Government Agency Debt: (continued)
4,600,000		Federal National Mortgage Association, 0.860%, due 10/06/17	$4,570,161	0.5
1,400,000	Z	Freddie Mac Discount Notes, 0.420%, due 01/19/17	1,399,692	0.1
3,000,000	Z	Freddie Mac Discount Notes, 0.440%, due 01/30/17	2,998,912	0.3

		Total U.S. Government Agency Debt (Cost $409,808,740)	409,808,740	42.2

U.S. Treasury Debt: 20.5%
58,500,000		United States Treasury Bill, 0.440%, due 02/02/17	58,476,175	6.0
29,500,000		United States Treasury Bill, 0.510%, due 03/23/17	29,461,842	3.0
53,250,000		United States Treasury Bill, 0.650%, due 06/15/17	53,093,800	5.5
57,800,000		United States Treasury Note, 0.720%, due 10/31/17	$57,860,164	6.0

		Total U.S. Treasury Debt (Cost $198,891,981)	198,891,981	20.5

U.S. Treasury Repurchase Agreement: 8.8%
85,525,000		Deutsche Bank Repurchase Agreement dated 12/31/2016, 0.450%, due 1/3/17, $85,529,276 to be received upon repurchase (Collateralized by $83,571,900, U.S. Treasury Inflation Indexed Bond, 0.125%, Market Value plus accrued interest $87,235,505 due 4/15/19)	$85,525,000	8.8

		Total U.S. Treasury Repurchase Agreement (Cost $85,525,000)	85,525,000	8.8

		Total Investments in Securities (Cost $786,225,721)	$786,225,721	81.0
		Assets in Excess of Other Liabilities	184,690,978	19.0
		Net Assets	$970,916,699	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
U.S. Treasury Debt	$—	$198,891,981	$—	$198,891,981
U.S. Treasury Repurchase Agreement	—	85,525,000	—	85,525,000
Investment Companies	92,000,000	—	—	92,000,000
U.S. Government Agency Debt	—	409,808,740	—	409,808,740
Total Investments, at fair value	$92,000,000	$694,225,721	$—	$786,225,721

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

64

VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2016:

Counterparty	Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$85,525,000	$(85,525,000)	$—
Totals	$85,525,000	$(85,525,000)	$—

(1)	Collateral with a fair value of $87,235,505 has been pledged in connection with the above repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

65

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.8%
	Australia: 7.5%
741,973	Goodman Group	$3,810,505	1.1
1,029,850	GPT Group	3,733,773	1.1
2,890,698	Mirvac Group	4,439,235	1.3
2,280,440	Scentre Group	7,633,751	2.3
479,170	Westfield Corp.	3,239,884	1.0
421,728	Other Securities	2,199,918	0.7
		25,057,066	7.5

	France: 6.6%
33,555	Gecina S.A.	4,634,567	1.4
214,752	Klepierre	8,426,585	2.5
32,445	Unibail-Rodamco SE	7,731,825	2.3
16,291	Other Securities	1,161,103	0.4
		21,954,080	6.6

	Germany: 2.1%
71,183	LEG Immobilien AG	5,520,931	1.6
50,956	Other Securities	1,598,317	0.5
		7,119,248	2.1

	Hong Kong: 4.8%
521,500	Cheung Kong Property Holdings Ltd.	3,184,798	1.0
790,500	Link REIT	5,124,870	1.5
599,100	Sun Hung Kai Properties Ltd.	7,544,155	2.3
		15,853,823	4.8

	Japan: 13.5%
27,600	Daito Trust Construction Co., Ltd.	4,149,324	1.3
2,143	Japan Retail Fund Investment Corp.	4,344,324	1.3
574	Kenedix Office Investment Corp.	3,301,898	1.0
385,319	Mitsubishi Estate Co., Ltd.	7,654,236	2.3
378,682	Mitsui Fudosan Co., Ltd.	8,766,682	2.6
2,444	Nippon Prologis REIT, Inc.	4,997,666	1.5
1,876	Orix JREIT, Inc.	2,960,472	0.9
136,000	Sumitomo Realty & Development Co., Ltd.	3,610,438	1.1
5,371	Other Securities	5,126,668	1.5
		44,911,708	13.5

	Netherlands: 0.9%
352,242	Other Securities	2,922,584	0.9

	Singapore: 0.5%
1,256,713	Other Securities	1,518,044	0.5

	Spain: 0.2%
56,225	Other Securities	660,380	0.2

	Sweden: 0.8%
168,644	Other Securities	2,682,072	0.8

COMMON STOCK: (continued)
	United Kingdom: 4.3%
373,482	Hammerson PLC	$2,632,151	0.8
497,815	Land Securities Group PLC	6,539,901	2.0
791,789	Other Securities	5,177,558	1.5
		14,349,610	4.3

	United States: 56.6%
35,300	Alexandria Real Estate Equities, Inc.	3,922,889	1.2
57,800	American Campus Communities, Inc.	2,876,706	0.9
47,325	AvalonBay Communities, Inc.	8,383,624	2.5
97,530	CubeSmart	2,610,878	0.8
74,425	DCT Industrial Trust, Inc.	3,563,469	1.1
312,800	DDR Corp.	4,776,456	1.4
79,761	Digital Realty Trust, Inc.	7,837,316	2.4
142,300	Equity Residential	9,158,428	2.7
151,200	Gaming and Leisure Properties, Inc.	4,629,744	1.4
427,482	General Growth Properties, Inc.	10,678,500	3.2
88,800	HCP, Inc.	2,639,136	0.8
86,800	Healthcare Realty Trust, Inc.	2,631,776	0.8
96,491	Healthcare Trust of America, Inc.	2,808,853	0.8
368,121	Host Hotels & Resorts, Inc.	6,935,400	2.1
55,600	Kilroy Realty Corp.	4,071,032	1.2
291,100	Kimco Realty Corp.	7,324,076	2.2
192,597	ProLogis, Inc.	10,167,196	3.0
37,144	Public Storage, Inc.	8,301,684	2.5
86,200	Regency Centers Corp.	5,943,490	1.8
95,471	Simon Property Group, Inc.	16,962,333	5.1
74,700	SL Green Realty Corp.	8,033,985	2.4
367,302	Spirit Realty Capital, Inc.	3,988,900	1.2
74,800	Sun Communities, Inc.	5,730,428	1.7
155,738	Sunstone Hotel Investors, Inc.	2,375,004	0.7
139,275	UDR, Inc.	5,080,752	1.5
605,600	VEREIT, Inc.	5,123,376	1.5
98,831	Vornado Realty Trust	10,314,991	3.1
132,900	Welltower, Inc.	8,894,997	2.7
392,920	Other Securities	12,973,615	3.9
		188,739,034	56.6

	Total Common Stock (Cost $252,600,848)	325,767,649	97.8

See Accompanying Notes to Financial Statements

66

VY® CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,769,114	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $1,769,114)	$1,769,114	0.5

	Total Short-Term Investments (Cost $1,769,114)	1,769,114	0.5

	Total Investments in Securities (Cost $254,369,962)	$327,536,763	98.3
	Assets in Excess of Other Liabilities	5,749,795	1.7
	Net Assets	$333,286,558	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2016.
Cost for federal income tax purposes is $275,190,385.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,380,101
Gross Unrealized Depreciation	(18,033,723)
Net Unrealized Appreciation	$52,346,378

REIT Diversification	Percentage of Net Assets
REITS — Diversified	22.1%
REITS — Shopping Centers	12.9
REITS — Office Property	9.8
Real Estate Operation/Development	8.8
REITS — Apartments	8.3
REITS — Regional Malls	8.3
REITS — Warehouse/Industrial	6.7
REITS — Health Care	5.1
Real Estate Management/Services	5.1
REITS — Storage	3.3
REITS — Hotels	2.8
REITS — Manufactured Homes	1.7
Casino Services	1.4
REITS — Single Tenant	1.2
Storage/Warehousing	0.3
Assets in Excess of Other Liabilities*	2.2
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$25,057,066	$—	$25,057,066
France	—	21,954,080	—	21,954,080
Germany	—	7,119,248	—	7,119,248
Hong Kong	—	15,853,823	—	15,853,823
Japan	—	44,911,708	—	44,911,708
Netherlands	—	2,922,584	—	2,922,584
Singapore	717,092	800,952	—	1,518,044
Spain	—	660,380	—	660,380
Sweden	—	2,682,072	—	2,682,072
United Kingdom	929,983	13,419,627	—	14,349,610
United States	188,739,034	—	—	188,739,034
Total Common Stock	190,386,109	135,381,540	—	325,767,649
Short-Term Investments	1,769,114	—	—	1,769,114
Total Investments, at fair value	$192,155,223	$135,381,540	$—	$327,536,763

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

67

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Consumer Discretionary: 13.7%
67,200		DineEquity, Inc.	$5,174,400	0.6
85,280		Foot Locker, Inc.	6,045,499	0.7
230,573		Interpublic Group of Cos., Inc.	5,397,714	0.6
125,500		Lennar Corp. — Class A	5,387,715	0.6
1,900	#,@	Maisons du Monde SA	50,091	0.0
316,800		Pulte Group, Inc.	5,822,784	0.7
73,922		Wyndham Worldwide Corp.	5,645,423	0.7
2,076,891		Other Securities(a)	83,072,816	9.8
			116,596,442	13.7

		Consumer Staples: 1.0%
359,453		Other Securities(a)	8,581,331	1.0

		Energy: 4.1%
165,400		Suncor Energy, Inc.	5,408,007	0.6
662,248		Other Securities(a)	29,489,353	3.5
			34,897,360	4.1

		Financials: 19.7%
92,300		Aflac, Inc.	6,424,080	0.8
133,200		CIT Group, Inc.	5,684,976	0.7
307,849	@	Essent Group Ltd.	9,965,072	1.2
451,327		Huntington Bancshares, Inc.	5,966,543	0.7
36,200		M&T Bank Corp.	5,662,766	0.7
119,100		Principal Financial Group, Inc.	6,891,126	0.8
80,778		Reinsurance Group of America, Inc.	10,164,296	1.2
82,199		S&P Global, Inc.	8,839,681	1.0
870,500	@	SLM Corp.	9,592,910	1.1
69,600		UMB Financial Corp.	5,367,552	0.6
2,569,389		Other Securities	92,851,426	10.9
			167,410,428	19.7

		Health Care: 14.0%
392,665	@	Boston Scientific Corp.	8,493,344	1.0
84,798		Cardinal Health, Inc.	6,102,912	0.7
62,732	@	Jazz Pharmaceuticals PLC	6,839,670	0.8
92,200		STERIS PLC	6,213,358	0.7
55,700	@,L	United Therapeutics Corp.	7,989,051	1.0
62,100		Zimmer Biomet Holdings, Inc.	6,408,720	0.8
1,376,011		Other Securities(a)	76,608,489	9.0
			118,655,544	14.0

		Industrials: 14.5%
43,948		Dun & Bradstreet Corp.	5,331,771	0.6
79,302		EMCOR Group, Inc.	5,611,409	0.7
33,843		FedEx Corp.	6,301,567	0.7
36,400		Huntington Ingalls Industries, Inc.	6,704,516	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
87,703		Ingersoll-Rand PLC —Class A	$6,581,233	0.8
335,123	@	Rexnord Corp.	6,565,060	0.8
135,636	@	Spirit Airlines, Inc.	7,847,899	0.9
145,942		Textron, Inc.	7,086,943	0.8
66,800	L	Wabtec Corp.	5,545,736	0.7
1,283,089		Other Securities(a)	65,492,163	7.7
			123,068,297	14.5

		Information Technology: 22.9%
157,488		Activision Blizzard, Inc.	5,686,892	0.7
108,200		Belden, Inc.	8,090,114	0.9
147,249	@	Blackhawk Network Holdings, Inc.	5,547,606	0.6
124,139		CDW Corp.	6,466,400	0.8
124,900	@	Electronic Arts, Inc.	9,837,124	1.1
90,248	@	Euronet Worldwide, Inc.	6,536,663	0.8
45,191	@	F5 Networks, Inc.	6,540,042	0.8
45,568	@	FleetCor Technologies, Inc.	6,448,783	0.8
276,584	@	Genpact Ltd.	6,732,055	0.8
112,382		Global Payments, Inc.	7,800,435	0.9
57,824		Nvidia Corp.	6,172,134	0.7
68,817	@	NXP Semiconductor NV — NXPI — US	6,744,754	0.8
151,643		Total System Services, Inc.	7,435,056	0.9
95,160		Western Digital Corp.	6,466,122	0.8
2,341,808		Other Securities(a)	97,983,480	11.5
			194,487,660	22.9

		Materials: 5.3%
67,788		Albemarle Corp.	5,835,191	0.7
84,600		Eastman Chemical Co.	6,362,766	0.8
117,600		WestRock Co.	5,970,552	0.7
1,928,034		Other Securities	26,469,744	3.1
			44,638,253	5.3

		Real Estate: 3.7%
201,586	@	CBRE Group, Inc.	6,347,943	0.8
2,671,517		Other Securities	24,663,346	2.9
			31,011,289	3.7

		Utilities: 0.7%
242,518		Other Securities	6,358,186	0.7

		Total Common Stock (Cost $752,550,743)	845,704,790	99.6

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856		Other Securities	1,266,342	0.1

		Total Preferred Stock (Cost $1,030,152)	1,266,342	0.1

		Total Long-Term Investments (Cost $753,580,895)	846,971,132	99.7

See Accompanying Notes to Financial Statements

68

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateralcc: 2.8%
1,166,702	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,166,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–4.000%, Market Value plus accrued interest $1,190,104, due 12/31/17–10/20/46)	$1,166,702	0.1
5,543,463	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,543,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $5,654,332, due 01/25/17–10/20/66)	5,543,463	0.7
5,543,463	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $5,543,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $5,654,332,due 03/02/17–02/01/49)	5,543,463	0.7
5,543,463	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,543,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $5,654,333, due 01/15/17–08/20/66)	5,543,463	0.6
5,543,463	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $5,543,858, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,684,317, due 04/15/18–02/15/46)	5,543,463	0.7
		23,340,554	2.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
3,540,606	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $3,540,606)	$3,540,606	0.4

	Total Short-Term Investments (Cost $26,881,160)	26,881,160	3.2

	Total Investments in Securities (Cost $780,462,055)	$873,852,292	102.9
	Liabilities in Excess of Other Assets	(24,665,500)	(2.9)
	Net Assets	$849,186,792	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $786,979,035.

Net unrealized appreciati on consists of:
Gross Unrealized Appreciation	$139,047,347
Gross Unrealized Depreciation	(52,174,090)
Net Unrealized Appreciation	$86,873,257

See Accompanying Notes to Financial Statements

69

VY® FMR® DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$114,962,062	$1,634,380	$—	$116,596,442
Consumer Staples	8,506,411	74,920	—	8,581,331
Energy	34,897,360	—	—	34,897,360
Financials	164,218,108	3,192,320	—	167,410,428
Health Care	116,877,678	1,777,866	—	118,655,544
Industrials	121,780,443	1,287,854	—	123,068,297
Information Technology	192,723,607	1,764,053	—	194,487,660
Materials	44,638,253	—	—	44,638,253
Real Estate	28,527,328	2,483,961	—	31,011,289
Utilities	6,358,186	—	—	6,358,186
Total Common Stock	833,489,436	12,215,354	—	845,704,790
Preferred Stock	—	1,266,342	—	1,266,342
Short-Term Investments	3,540,606	23,340,554	—	26,881,160
Total Investments, at fair value	$837,030,042	$36,822,250	$—	$873,852,292

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

70

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.2%
		Consumer Discretionary: 7.7%
198,813		Carnival Corp.	$10,350,205	1.7
121,490		Comcast Corp. — Class A	8,388,884	1.4
191,594		General Motors Co.	6,675,135	1.1
1,182,386		Other Securities	20,442,969	3.5
			45,857,193	7.7

		Consumer Staples: 4.0%
141,085		Mondelez International, Inc.	6,254,298	1.0
62,219		Philip Morris International, Inc.	5,692,416	1.0
141,801		Walgreens Boots Alliance, Inc.	11,735,451	2.0
			23,682,165	4.0

		Energy: 14.3%
248,881		Apache Corp.	15,796,477	2.7
203,559		Baker Hughes, Inc.	13,225,228	2.2
347,150		Canadian Natural Resources Ltd.	11,063,604	1.9
278,430		Devon Energy Corp.	12,715,898	2.1
61,404		Exxon Mobil Corp.	5,542,325	0.9
88,981		Occidental Petroleum Corp.	6,338,117	1.1
473,263		Royal Dutch Shell PLC — Class A	13,063,812	2.2
139,374		Total S.A.	7,148,809	1.2
			84,894,270	14.3

		Financials: 32.9%
62,771		Aon PLC	7,000,850	1.2
1,047,006		Bank of America Corp.	23,138,833	3.9
169,791		Charles Schwab Corp.	6,701,651	1.1
478,552		Citigroup, Inc.	28,440,345	4.8
399,193		Citizens Financial Group, Inc.	14,223,247	2.4
110,100		Comerica, Inc.	7,498,911	1.3
380,321		Fifth Third Bancorp	10,257,257	1.7
276,088		First Horizon National Corp.	5,524,521	0.9
32,842		Goldman Sachs Group, Inc.	7,864,017	1.3
284,526		JPMorgan Chase & Co.	24,551,748	4.2
407,574		Morgan Stanley	17,220,001	2.9
81,131		Northern Trust Corp.	7,224,715	1.2
95,885		PNC Financial Services Group, Inc.	11,214,710	1.9
112,555		State Street Corp.	8,747,775	1.5
208,333		Other Securities	15,523,659	2.6
			195,132,240	32.9

COMMON STOCK: (continued)
		Health Care: 10.7%
36,611		Amgen, Inc.	$5,352,894	0.9
121,874		Baxter International, Inc.	5,403,893	0.9
96,169		Medtronic PLC	6,850,118	1.2
186,463		Merck & Co., Inc.	10,977,077	1.8
92,466		Novartis AG	6,724,451	1.1
327,521		Pfizer, Inc.	10,637,882	1.8
70,564		Sanofi	5,706,190	1.0
136,443		Other Securities	11,942,880	2.0
			63,595,385	10.7

		Industrials: 7.4%
81,680		Caterpillar, Inc.	7,575,003	1.3
201,132		CSX Corp.	7,226,673	1.2
47,365		General Dynamics Corp.	8,178,041	1.4
314,382		General Electric Co.	9,934,471	1.6
79,524		Ingersoll-Rand PLC — Class A	5,967,481	1.0
126,882		Johnson Controls International plc	5,226,270	0.9
			44,107,939	7.4

		Information Technology: 12.4%
182,072		Applied Materials, Inc.	5,875,463	1.0
303,499		Cisco Systems, Inc.	9,171,740	1.6
233,551	@	eBay, Inc.	6,934,129	1.2
182,818		Intel Corp.	6,630,809	1.1
275,237		Juniper Networks, Inc.	7,778,198	1.3
94,041		Microsoft Corp.	5,843,708	1.0
249,996		Oracle Corp.	9,612,346	1.6
138,664		Qualcomm, Inc.	9,040,893	1.5
226,391		Other Securities	12,290,459	2.1
			73,177,745	12.4

		Materials: 2.8%
279,674		Mosaic Co.	8,202,839	1.4
283,159		Other Securities(a)	8,452,698	1.4
			16,655,537	2.8

		Telecommunication Services: 1.7%
331,966		Other Securities	9,873,584	1.7

		Utilities: 1.3%
172,948		Other Securities	7,846,645	1.3

		Total Common Stock (Cost $425,438,272)	564,822,703	95.2

See Accompanying Notes to Financial Statements

71

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.5%
	Securities Lending Collateralcc: 0.7%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,000,056, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–4.000%, Market Value plus accrued interest $1,020,058, due12/31/17–10/20/46)	$1,000,000	0.2
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17–10/20/66)	1,000,000	0.2
74,152	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $74,156, collateralized by various U.S. Government Securities, 0.125%–1.750%, Market Value plus accrued interest $75,635, due 04/15/20–01/15/28)	74,152	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17–02/01/49)	1,000,000	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17–08/20/66)	1,000,000	0.2
		4,074,152	0.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 6.8%
40,145,951	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $40,145,951)	$40,145,951	6.8

	Total Short-Term Investments (Cost $44,220,103)	44,220,103	7.5

	Total Investments in Securities (Cost $469,658,375)	$609,042,806	102.7
	Liabilities in Excess of Other Assets	(16,039,980)	(2.7)
	Net Assets	$593,002,826	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $472,360,857.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$151,086,330
Gross Unrealized Depreciation	(14,404,381)
Net Unrealized Appreciation	$136,681,949

See Accompanying Notes to Financial Statements

72

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$41,620,957	$4,236,236	$—	$45,857,193
Consumer Staples	23,682,165	—	—	23,682,165
Energy	64,681,649	20,212,621	—	84,894,270
Financials	195,132,240	—	—	195,132,240
Health Care	51,164,744	12,430,641	—	63,595,385
Industrials	44,107,939	—	—	44,107,939
Information Technology	73,177,745	—	—	73,177,745
Materials	12,315,535	4,340,002	—	16,655,537
Telecommunication Services	8,548,991	1,324,593	—	9,873,584
Utilities	7,846,645	—	—	7,846,645
Total Common Stock	522,278,610	42,544,093	—	564,822,703
Short-Term Investments	40,145,951	4,074,152	—	44,220,103
Total Investments, at fair value	$562,424,561	$46,618,245	$—	$609,042,806
Other Financial Instruments+
Forward Foreign Currency Contracts	—	936,718	—	936,718
Total Assets	$562,424,561	$47,554,963	$—	$609,979,524
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(6,831)	$—	$(6,831)
Total Liabilities	$—	$(6,831)	$—	$(6,831)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon	Australian Dollar	2,335,203	Sell	01/20/17	$1,750,211	$1,684,418	$65,793
The Bank of New York Mellon	Canadian Dollar	5,624,005	Sell	01/20/17	4,288,616	4,189,637	98,979
The Bank of New York Mellon	EU Euro	4,799,944	Sell	01/20/17	5,118,517	5,057,389	61,128
The Bank of New York Mellon	Swiss Franc	2,376,877	Sell	01/20/17	2,356,938	2,337,170	19,768
The Bank of New York Mellon	British Pound	6,027,310	Sell	01/20/17	7,655,165	7,431,787	223,378
State Street Bank and Trust Co.	Australian Dollar	110,073	Sell	01/20/17	79,245	79,398	(153)
State Street Bank and Trust Co.	British Pound	186,527	Sell	01/20/17	228,224	229,990	(1,766)
State Street Bank and Trust Co.	Swiss Franc	91,294	Sell	01/20/17	89,295	89,769	(474)
State Street Bank and Trust Co.	EU Euro	178,338	Sell	01/20/17	187,005	187,903	(898)
State Street Bank and Trust Co.	Swiss Franc	31,717	Sell	01/20/17	30,810	31,187	(377)
State Street Bank and Trust Co.	British Pound	65,020	Sell	01/20/17	79,596	80,171	(575)
State Street Bank and Trust Co.	EU Euro	62,002	Sell	01/20/17	64,537	65,328	(791)
State Street Bank and Trust Co.	Canadian Dollar	270,925	Sell	01/20/17	200,030	201,827	(1,797)
State Street Bank and Trust Co.	Australian Dollar	2,333,011	Sell	01/20/17	1,749,035	1,682,837	66,198
State Street Bank and Trust Co.	Canadian Dollar	5,625,084	Sell	01/20/17	4,288,621	4,190,441	98,180
State Street Bank and Trust Co.	EU Euro	4,806,311	Sell	01/20/17	5,125,546	5,064,097	61,449

See Accompanying Notes to Financial Statements

73

VY® INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	British Pound	6,028,169	Sell	01/20/17	$7,655,624	$7,432,847	$222,777
State Street Bank and Trust Co.	Swiss Franc	2,375,470	Sell	01/20/17	2,354,853	2,335,785	19,068
							$929,887

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$936,718
Total Asset Derivatives		$936,718
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,831
Total Liability Derivatives		$6,831

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,876,038
Total	$2,876,038

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$486,968
Total	$486,968

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$467,672	$469,046	$936,718
Total Assets	$467,672	$469,046	$936,718
Liabilities:
Forward foreign currency contracts	$6,831	$—	$6,831
Total Liabilities	$6,831	$—	$6,831

Net OTC derivative instruments by counterparty, at fair value	$460,841	$469,046	$929,887

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$460,841	$469,046	$929,887

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

74

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Argentina: 0.7%
20,780		Other Securities	$3,244,589	0.7

		Australia: 0.9%
815,446		Oil Search Ltd.	4,196,919	0.9

		Brazil: 8.8%
944,765		Ambev SA ADR	4,638,796	1.0
702,010		BB Seguridade Participacoes SA	6,104,060	1.3
835,200		CCR SA	4,095,552	0.9
545,156		Cielo SA	4,671,521	1.0
1,009,120		Lojas Renner SA	7,183,860	1.5
326,000		Ultrapar Participacoes SA	6,856,146	1.4
1,690,406		Other Securities	8,240,574	1.7
			41,790,509	8.8

		China: 18.0%
492,500		AAC Technologies Holdings, Inc.	4,457,989	0.9
147,010	@	Alibaba Group Holding Ltd. ADR	12,908,948	2.7
33,180	@	Baidu, Inc. ADR	5,455,124	1.2
322,490	@,L	JD.com, Inc. ADR	8,204,146	1.7
1,264,000		Ping An Insurance Group Co. of China Ltd.	6,279,658	1.3
776,000		Shenzhou International Group Holdings Ltd.	4,892,430	1.0
1,180,000		Tencent Holdings Ltd.	28,611,595	6.0
163,570	@	Yum China Holdings, Inc.	4,272,448	0.9
3,676,781		Other Securities	10,810,577	2.3
			85,892,915	18.0

		Egypt: 0.6%
838,680		Other Securities	3,061,182	0.6

		Hong Kong: 4.7%
3,238,200		AIA Group Ltd.	18,139,882	3.8
82,100		Jardine Matheson Holdings Ltd.	4,554,087	0.9
			22,693,969	4.7

		India: 19.6%
318,030		Asian Paints Ltd.	4,171,757	0.9
262,780		HDFC Bank Ltd. ADR	15,945,490	3.3
144,600		HDFC Bank Ltd. — Foreign Premium	2,819,881	0.6
786,105		Housing Development Finance Corp.	14,579,034	3.1
293,028		IndusInd Bank Ltd.	4,770,308	1.0
467,096		Infosys Ltd. ADR	6,927,034	1.5
2,541,730		ITC Ltd.	9,028,292	1.9
309,260		Lupin Ltd.	6,758,542	1.4
413,366		Tata Consultancy Services Ltd.	14,379,327	3.0
130,973		Tata Motors Ltd. ADR	4,504,161	0.9

COMMON STOCK: (continued)
		India: (continued)
113,441		Ultratech Cement Ltd.	$5,419,122	1.1
382,510		Other Securities	4,047,506	0.9
			93,350,454	19.6

		Indonesia: 3.3%
10,346,800		Astra International Tbk PT	6,326,772	1.3
5,150,300		Bank Central Asia Tbk PT	5,909,038	1.2
4,143,100		Other Securities	3,578,457	0.8
			15,814,267	3.3

		Macau: 1.5%
1,702,400		Sands China Ltd.	7,344,450	1.5

		Mexico: 1.0%
873,350		Other Securities	4,692,674	1.0

		Panama: 1.2%
61,600	L	Copa Holdings S.A.	5,595,128	1.2

		Peru: 1.3%
40,550		Credicorp Ltd.	6,401,223	1.3

		Russia: 6.9%
81,990		Lukoil PJSC ADR	4,601,279	1.0
42,890	@	Magnit OAO	7,689,156	1.6
5,938,796	@	Sberbank	16,761,713	3.5
84,620		Other Securities	3,724,879	0.8
			32,777,027	6.9

		Saudi Arabia: 0.7%
173,016		Other Securities	3,158,448	0.7

		South Africa: 13.8%
282,050		Aspen Pharmacare Holdings Ltd.	5,810,446	1.2
765,368		Bid Corp. Ltd.	13,565,425	2.8
667,683		Bidvest Group Ltd.	8,791,624	1.8
1,457,250		FirstRand Ltd.	5,623,254	1.2
455,740	L	Remgro Ltd.	7,394,837	1.5
1,568,761		Sanlam Ltd.	7,175,877	1.5
419,059		Shoprite Holdings Ltd.	5,237,493	1.1
1,345,900		Woolworths Holdings Ltd./South Africa	6,963,758	1.5
332,821		Other Securities(a)	5,497,378	1.2
			66,060,092	13.8

		South Korea: 2.9%
6,811		Samsung Electronics Co., Ltd.	10,136,901	2.1
29,897		Other Securities	3,606,700	0.8
			13,743,601	2.9

		Taiwan: 8.6%
914,501		Delta Electronics, Inc.	4,495,806	0.9
42,000		Largan Precision Co. Ltd.	4,895,579	1.0
1,097,000		President Chain Store Corp.	7,841,613	1.7

See Accompanying Notes to Financial Statements

75

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: (continued)
1,241,223		Taiwan Semiconductor Manufacturing Co., Ltd.	$6,952,408	1.5
471,091		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,543,866	2.8
301,000		Other Securities	3,134,056	0.7
			40,863,328	8.6

		Thailand: 0.8%
753,600		Other Securities	3,721,959	0.8

		Turkey: 0.4%
216,750		Other Securities	1,877,905	0.4

		United States: 1.8%
86,470	@	Luxoft Holding, Inc.	4,859,614	1.0
57,000		Other Securities	3,665,670	0.8
			8,525,284	1.8

		Total Common Stock (Cost $423,126,868)	464,805,923	97.5

PREFERRED STOCK: 2.0%
		Brazil: 2.0%
817,555		Itau Unibanco Holding S.A.	8,502,853	1.8
1,094,110		Other Securities	921,087	0.2

		Total Preferred Stock (Cost $11,614,868)	9,423,940	2.0

		Total Long-Term Investments (Cost $434,741,736)	474,229,863	99.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 2.0%
2,274,911	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,275,038, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–4.000%, Market Value plus accrued interest $2,320,541, due 12/31/17–10/20/46)	2,274,911	0.5

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,274,911	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,275,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $2,320,409, due 01/25/17–10/20/66)	$2,274,911	0.4
2,274,911	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,275,041, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,320,409, due 03/02/17–02/01/49)	2,274,911	0.5
478,820	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $478,846, collateralized by various U.S. Government Securities, 0.685%–2.000%, Market Value plus accrued interest $488,396, due 10/31/18–11/30/22)	478,820	0.1
2,274,911	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,275,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $2,320,409, due 01/15/17–08/20/66)	2,274,911	0.5
		9,578,464	2.0

See Accompanying Notes to Financial Statements

76

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
1,537,355	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $1,537,355)	$1,537,355	0.3

	Total Short-Term Investments (Cost $11,115,819)	11,115,819	2.3

	Total Investments in Securities (Cost $445,857,555)	$485,345,682	101.8
	Liabilities in Excess of Other Assets	(8,761,882)	(1.8)
	Net Assets	$476,583,800	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $446,619,327.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$77,777,984
Gross Unrealized Depreciation	(39,051,629)
Net Unrealized Appreciation	$38,726,355

Sector Diversification	Percentage of Net Assets
Financials	30.0%
Information Technology	27.1
Consumer Discretionary	15.5
Consumer Staples	12.2
Industrials	5.9
Energy	3.6
Health Care	2.6
Materials	2.0
Utilities	0.6
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Argentina	$3,244,589	$—	$—	$3,244,589
Australia	—	4,196,919	—	4,196,919
Brazil	41,790,509	—	—	41,790,509
China	34,738,503	51,154,412	—	85,892,915
Egypt	3,061,182	—	—	3,061,182
Hong Kong	4,554,087	18,139,882	—	22,693,969
India	30,196,566	63,153,888	—	93,350,454
Indonesia	—	15,814,267	—	15,814,267
Macau	—	7,344,450	—	7,344,450
Mexico	4,692,674	—	—	4,692,674
Panama	5,595,128	—	—	5,595,128
Peru	6,401,223	—	—	6,401,223
Russia	4,601,279	28,175,748	—	32,777,027
Saudi Arabia	—	3,158,448	—	3,158,448
South Africa	—	66,060,092	—	66,060,092
South Korea	—	13,743,601	—	13,743,601
Taiwan	13,543,866	27,319,462	—	40,863,328
Thailand	—	3,721,959	—	3,721,959
Turkey	—	1,877,905	—	1,877,905
United States	8,525,284	—	—	8,525,284
Total Common Stock	160,944,890	303,861,033	—	464,805,923
Preferred Stock	9,423,940	—	—	9,423,940
Short-Term Investments	1,537,355	9,578,464	—	11,115,819
Total Investments, at fair value	$171,906,185	$313,439,497	$—	$485,345,682

See Accompanying Notes to Financial Statements

77

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

(1)	For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2016, securities valued at $3,825,154 and $444,248 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

78

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.1%
	France: 10.7%
165,969	L’Oreal S.A.	$30,250,494	7.3
127,738	Pernod Ricard SA	13,823,862	3.4
		44,074,356	10.7

	Germany: 3.4%
163,955	SAP SE	14,182,982	3.4

	Italy: 1.3%
547,103	Davide Campari-Milano S.p.A.	5,350,204	1.3

	Netherlands: 0.9%
213,632	Relx NV	3,593,276	0.9

	Switzerland: 3.7%
214,363	Nestle S.A.	15,356,448	3.7

	United Kingdom: 25.5%
450,301	British American Tobacco PLC	25,521,153	6.2
442,841	Experian PLC	8,574,178	2.1
435,680	Reckitt Benckiser Group PLC	36,905,796	9.0
309,227	Relx PLC	5,510,616	1.3
706,801	Unilever PLC	28,583,108	6.9
		105,094,851	25.5

	United States: 52.6%
160,164	Accenture PLC	18,760,009	4.5
296,921	Altria Group, Inc.	20,077,798	4.9
144,574	Automatic Data Processing, Inc.	14,859,316	3.6
195,012	Coca-Cola Co.	8,085,197	2.0
63,203	International Flavors & Fragrances, Inc.	7,447,209	1.8
49,964	Intuit, Inc.	5,726,374	1.4
530,320	Microsoft Corp.	32,954,085	8.0
40,102	Moody’s Corp.	3,780,416	0.9
269,767	Nike, Inc.	13,712,257	3.3
162,638	Philip Morris International, Inc.	14,879,751	3.6
290,723	Reynolds American, Inc.	16,292,117	3.9
94,632	Time Warner, Inc.	9,134,827	2.2
341,436	Twenty-First Century Fox, Inc. — Class A	9,573,865	2.3
342,884	Twenty-First Century Fox, Inc. — Class B	9,343,589	2.3
211,492	Visa, Inc. — Class A	16,500,606	4.0
155,624	Walt Disney Co.	16,219,133	3.9
		217,346,549	52.6

	Total Common Stock (Cost $343,117,080)	404,998,666	98.1

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
6,740,294	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $6,740,294)	$6,740,294	1.6

	Total Short-Term Investments (Cost $6,740,294)	6,740,294	1.6
	Total Investments in Securities (Cost $349,857,374)	$411,738,960	99.7
	Assets in Excess of Other Liabilities	1,263,155	0.3
	Net Assets	$413,002,115	100.0

††	Rate shown is the 7-day yield as of December 31, 2016.

Cost for federal income tax purposes is $350,662,644.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$66,586,596
Gross Unrealized Depreciation	(5,510,280)
Net Unrealized Appreciation	$61,076,316

Industry Diversification	Percentage of Net Assets
Agriculture	18.6%
Cosmetics/Personal Care	14.2
Media	12.9
Software	12.8
Household Products/Wares	9.0
IT Services	8.1
Diversified Financial Services	4.9
Food Products	3.7
Beverages	3.4
Apparel	3.3
Commercial Services	2.1
Consumer Staples	2.0
Materials	1.8
Beverage & Tobacco	1.3
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

79

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
France	$—	$44,074,356	$—	$44,074,356
Germany	—	14,182,982	—	14,182,982
Italy	5,350,204	—	—	5,350,204
Netherlands	—	3,593,276	—	3,593,276
Switzerland	—	15,356,448	—	15,356,448
United Kingdom	—	105,094,851	—	105,094,851
United States	217,346,549	—	—	217,346,549
Total Common Stock	222,696,753	182,301,913	—	404,998,666
Short-Term Investments	6,740,294	—	—	6,740,294
Total Investments, at fair value	$229,437,047	$182,301,913	$—	$411,738,960

(1)	For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2016, securities valued at $3,530,430 were transferred from Level 2 to Level 1 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

80

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 63.4%
		Consumer Discretionary: 8.0%
558,629	@	Adient plc	$32,735,660	0.5
128,482	@	Amazon.com, Inc.	96,344,797	1.6
1,093,900		Aramark	39,074,108	0.6
73,906	@	Autozone, Inc.	58,370,220	1.0
249,127		Home Depot, Inc.	33,402,948	0.6
620,300		Lowe’s Cos, Inc.	44,115,736	0.7
319,825	@	O’Reilly Automotive, Inc.	89,042,478	1.5
676,930		Yum! Brands, Inc.	42,869,977	0.7
1,246,096		Other Securities	45,929,696	0.8
			481,885,620	8.0

		Consumer Staples: 11.1%
1,727,481		Altria Group, Inc.	116,812,265	1.9
408,400		CVS Health Corp.	32,226,844	0.5
506,923		Dr Pepper Snapple Group, Inc.	45,962,708	0.8
616,272		Kraft Heinz Co.	53,812,871	0.9
1,711,579		Mondelez International, Inc.	75,874,297	1.3
513,368		PepsiCo, Inc.	53,713,694	0.9
1,349,100		Philip Morris International, Inc.	123,429,159	2.1
587,865		Reckitt Benckiser Group PLC	49,797,158	0.8
1,107,288		Walgreens Boots Alliance, Inc.	91,639,155	1.5
380,960		Other Securities	23,497,613	0.4
			666,765,764	11.1

		Energy: 1.4%
1,424,900		Canadian Natural Resources Ltd.	45,425,812	0.7
806,296		Total S.A.	41,356,752	0.7
			86,782,564	1.4

		Financials: 7.7%
2,571,592		Bank of New York Mellon Corp.	121,842,029	2.0
2,224,400		Marsh & McLennan Cos., Inc.	150,347,196	2.5
417,949		State Street Corp.	32,482,996	0.5
1,087,600		Wells Fargo & Co.	59,937,636	1.0
489,124		Willis Towers Watson PLC	59,810,083	1.0
591,238		Other Securities	40,405,419	0.7
			464,825,359	7.7

		Health Care: 15.5%
3,247,600		Abbott Laboratories	124,740,316	2.1
621,983		Aetna, Inc.	77,132,112	1.3
269,600		Anthem, Inc.	38,760,392	0.6
541,661		Becton Dickinson & Co.	89,671,978	1.5
510,000		Cigna Corp.	68,028,900	1.1
1,390,372		Danaher Corp.	108,226,556	1.8
1,475,265		PerkinElmer, Inc.	$76,935,070	1.3

COMMON STOCK: (continued)
		Health Care: (continued)
627,013		Thermo Fisher Scientific, Inc.	$88,471,534	1.5
668,124		UnitedHealth Group, Inc.	106,926,565	1.8
1,641,858		Zoetis, Inc.	87,888,659	1.4
579,470		Other Securities	68,869,100	1.1
			935,651,182	15.5

		Industrials: 3.7%
688,808		Fortive Corp.	36,940,773	0.6
976,092		Johnson Controls International plc	40,205,229	0.7
658,393		Pentair PLC	36,916,096	0.6
252,084		Roper Technologies, Inc.	46,151,539	0.7
1,489,550		Other Securities	64,500,510	1.1
			224,714,147	3.7

		Information Technology: 12.0%
20,100	@	Alphabet, Inc. — Class A	15,928,245	0.3
180,782	@	Alphabet, Inc. — Class C	139,531,163	2.3
597,100		Apple, Inc.	69,156,122	1.1
1,204,230	@	Fiserv, Inc.	127,985,564	2.1
408,348		Mastercard, Inc.	42,161,931	0.7
2,786,800		Microsoft Corp.	173,171,752	2.9
1,158,900		Visa, Inc. — Class A	90,417,378	1.5
649,551		Other Securities	63,495,808	1.1
			721,847,963	12.0

		Materials: 0.4%
312,796		Other Securities	26,831,641	0.4

		Real Estate: 0.4%
244,500		American Tower Corp.	25,838,760	0.4

		Telecommunication Services: 0.5%
269,462		Other Securities	27,824,646	0.5

		Utilities: 2.7%
2,163,852		PG&E Corp.	131,497,286	2.2
295,500		Other Securities	29,109,705	0.5
			160,606,991	2.7
		Total Common Stock (Cost $3,375,202,969)	3,823,574,637	63.4

PREFERRED STOCK: 2.4%
		Financials: 0.6%
11,000	@	Wells Fargo & Co.	13,090,000	0.2
899,000		Other Securities	23,182,760	0.4
			36,272,760	0.6

		Real Estate: 0.6%
304,265	@	American Tower Corp.	31,605,527	0.6

		Utilities: 1.2%
2,083,441		Other Securities(a)	73,387,369	1.2
		Total Preferred Stock (Cost $138,626,995)	141,265,656	2.4

See Accompanying Notes to Financial Statements

81

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 23.7%
		Basic Materials: 0.1%
6,130,000		Other Securities	$5,805,055	0.1

		Cable & Satellite Television: 0.5%
29,850,000		Other Securities	30,189,544	0.5

		Communications: 4.5%
2,122,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	2,209,533	0.0
2,162,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	2,232,265	0.0
4,600,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	4,922,000	0.1
55,096,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–6.625%, 03/15/21–01/15/24	57,209,237	1.0
10,250,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 09/15/20	10,583,125	0.2
3,000,000	#	Netflix, Inc., 4.375%, 11/15/26	2,913,750	0.0
5,250,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	5,478,112	0.1
5,225,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	5,473,188	0.1
11,550,000	#	Unitymedia GmbH, 6.125%, 01/15/25	11,925,375	0.2
21,050,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	21,997,250	0.4
EUR 8,800,000	#	UPC Holding BV, 6.375%, 09/15/22	9,888,629	0.2
7,500,000	#	Virgin Media Finance PLC, 6.000%, 10/15/24	7,753,125	0.1
GBP 2,227,500	#	Virgin Media Secured Finance PLC, 6.000%, 04/15/21	2,870,093	0.1
6,200,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,145,750	0.1
14,500,000	#	Ziggo Secured Finance BV, 5.500%, 01/15/27	14,170,850	0.2
104,341,464		Other Securities	105,655,746	1.7
			271,428,028	4.5

		Consumer, Cyclical: 4.5%
39,205,000		Ford Motor Credit Co. LLC, 1.516%–5.000%, 12/06/17–11/04/19	39,329,543	0.7
25,101,000	#	Six Flags Entertainment Corp., 5.250%, 01/15/21	25,672,048	0.4
4,680,000		Walgreens Boots Alliance, Inc., 1.750%, 05/30/18	4,685,583	0.1
19,301,625		Yum! Brands, Inc. — TL B 1L, 3.486%, 06/16/23	19,581,402	0.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
29,125,000	L	Yum! Brands, Inc., 3.750%–6.250%, 03/15/18–11/01/23	$29,615,594	0.5
144,553,981		Other Securities	153,093,829	2.5
			271,977,999	4.5

		Consumer, Non-cyclical: 5.1%
12,811,537		DaVita HealthCare Partners, Inc. Term Loan B, 3.520%, 06/24/21	12,961,009	0.2
40,941,000		DaVita, Inc., 5.750%, 08/15/22	42,936,874	0.7
14,793,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	15,810,019	0.3
7,975,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	8,772,500	0.1
1,297,000	#	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21	1,407,245	0.0
27,825,000		HCA, Inc., 6.500%, 02/15/20	30,510,112	0.5
24,750,000		HCA, Inc., 3.750%–8.000%, 10/01/18–10/15/19	26,619,375	0.5
6,525,000	#	Hologic, Inc., 5.250%, 07/15/22	6,892,031	0.1
7,695,000	#	IHS Markit Ltd., 5.000%, 11/01/22	8,022,037	0.1
1,025,000	#	TreeHouse Foods, Inc., 6.000%, 02/15/24	1,078,813	0.0
151,828,792		Other Securities	154,351,136	2.6
			309,361,151	5.1

		Electronics/Electrical: 0.0%
1,965,125		Other Securities	1,995,217	0.0

		Energy: 2.9%
1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,930,602	0.0
11,150,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	11,537,462	0.2
31,062,000		Concho Resources, Inc., 5.500%, 10/01/22-04/01/23	32,344,470	0.5
2,250,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	2,216,250	0.0
49,384,000		MPLX L.P., 4.500%–5.500%, 02/15/23–12/01/24	50,712,726	0.9
4,975,000	#	Range Resources Corp., 5.000%, 08/15/22	4,968,781	0.1
12,700,000	#	Range Resources Corp., 5.000%, 03/15/23	12,604,750	0.2
56,620,000		Other Securities	57,311,510	1.0
			173,626,551	2.9

See Accompanying Notes to Financial Statements

82

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: 3.2%
6,135,000		American Tower Corp., 3.300%, 02/15/21	$6,205,718	0.1
39,432,000		Crown Castle International Corp., 4.875%–5.250%, 04/15/22–01/15/23	42,398,193	0.7
22,371,000	#	Hockey Merger Sub 2, Inc., 7.875%, 10/01/21	23,688,876	0.4
32,868,612		HUB International Ltd., 4.000%, 10/02/20	33,079,168	0.5
4,150,000	#	HUB International Ltd, 9.250%, 02/15/21	4,300,438	0.1
2,275,000	#	Iron Mountain, Inc., 4.375%, 06/01/21	2,331,875	0.0
8,825,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	9,332,437	0.2
68,555,000		Other Securities	68,738,534	1.2
			190,075,239	3.2

		Industrial: 1.4%
1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,281,250	0.0
16,000,000	#	SBA Communications Corp., 4.875%, 09/01/24	15,840,000	0.3
67,837,661		Other Securities	69,218,331	1.1
			86,339,581	1.4

		Technology: 1.1%
3,100,000	#	MSCI, Inc., 5.250%, 11/15/24	3,262,750	0.1
2,735,000	#	MSCI, Inc., 5.750%, 08/15/25	2,912,775	0.0
2,300,328		NXP B.V. 2015 Term Loan B, 3.270%, 12/07/20	2,315,425	0.1
35,133,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	35,747,828	0.6
1,050,000	#	NXP BV / NXP Funding LLC, 4.125%, 06/15/20	1,089,375	0.0
10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,492,562	0.2
6,840,000		Other Securities	6,874,590	0.1
			62,695,305	1.1

		Utilities: 0.4%
22,760,000		Other Securities	22,952,176	0.4
		Total Corporate Bonds/Notes (Cost $1,414,682,449)	1,426,445,846	23.7

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
2,667,488	#	DB Master Finance LLC 2015-1 A2I, 3.262%, 02/20/45	2,676,984	0.0
6,299,213	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	6,337,168	0.1

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,964,813	#	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	$3,969,295	0.1
		Total Asset-Backed Securities (Cost $12,931,512)	12,983,447	0.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		Options on Securities: 0.0%
3,791	@	Bristol-Myers-Squibb Co., Strike @ 60.000, Exp. 01/19/18 Counterparty: Citigroup Global Markets	1,952,365	0.0
		Total Purchased Options (Cost $1,021,320)	1,952,365	0.0
		Total Long-Term Investments (Cost $4,942,465,245)	5,406,221,951	89.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.7%
	Corporate Bonds/Notes: 1.7%
3,525,000	American Honda Finance Corp., 0.950%, 05/05/17	3,521,785	0.1
1,795,000	Amphenol Corp., 1.550%, 09/15/17	1,797,055	0.0
4,270,000	Becton Dickinson and Co., 1.800%, 12/15/17	4,280,432	0.1
8,420,000	CNH Industrial Capital LLC, 3.250%, 02/01/17	8,441,050	0.1
9,032,000	DISH DBS Corp., 4.625%, 07/15/17	9,156,190	0.2
17,815,000	Ford Motor Credit Co. LLC, 1.461%, 03/27/17	17,818,830	0.3
8,450,000	Ford Motor Credit Co. LLC, 1.471%, 09/08/17	8,453,219	0.1
13,175,000	Ford Motor Credit Co. LLC, 1.627%, 03/27/17	13,185,619	0.2
4,250,000	Ford Motor Credit Co. LLC, 1.724%, 12/06/17	4,247,480	0.1
3,100,000	Ford Motor Credit Co. LLC, 4.250%, 02/03/17	3,106,166	0.0
3,850,000	Ford Motor Credit Co. LLC, 6.625%, 08/15/17	3,967,641	0.1
1,895,000	National Rural Utilities Cooperative Finance Corp., 0.950%, 04/24/17	1,893,588	0.0
74,000	Synovus Financial Corp., 5.125%, 06/15/17	74,684	0.0
3,430,000	Time Warner Cable LLC, 5.850%, 05/01/17	3,478,878	0.1
2,680,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	2,680,697	0.0

See Accompanying Notes to Financial Statements

83

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes: (continued)
18,565,000	Visa, Inc., 1.200%, 12/14/17	$18,563,756	0.3
		104,667,070	1.7

	Securities Lending Collateralcc: 0.2%
2,284,806	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,284,934, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%–4.000%, Market Value plus accrued interest $2,330,635, due 12/31/17–10/20/46)	2,284,806	0.0
2,284,806	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,284,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $2,330,502, due 01/25/17–10/20/66)	2,284,806	0.0
2,284,806	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,284,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,330,502, due 03/02/17–02/01/49)	2,284,806	0.1
480,865	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $480,891, collateralized by various U.S. Government Securities, 0.685%–2.000%, Market Value plus accrued interest $490,482, due 10/31/18–11/30/22)	480,865	0.0

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,284,806	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,284,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $2,330,502, due 01/15/17–08/20/66)	$2,284,806	0.1
		9,620,089	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.8%
412,681,497	T. Rowe Price Reserve Investment Fund, 0.453%†† (Cost $412,681,497)	$412,681,497	6.8
	Total Short-Term Investments (Cost $526,790,251)	526,968,656	8.7
	Total Investments in Securities (Cost $5,469,255,496)	$5,933,190,607	98.4
	Assets in Excess of Other Liabilities	96,148,103	1.6
	Net Assets	$6,029,338,710	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
(a)	This grouping contains securities on loan.
EUR	EU Euro
GBP	British Pound
Cost for federal income tax purposes is $5,483,765,821.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$487,295,985
Gross Unrealized Depreciation	(37,871,199)
Net Unrealized Appreciation	$449,424,786

See Accompanying Notes to Financial Statements

84

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$481,885,620	$—	$—	$481,885,620
Consumer Staples	616,968,606	49,797,158	—	666,765,764
Energy	45,425,812	41,356,752	—	86,782,564
Financials	455,192,480	9,632,879	—	464,825,359
Health Care	935,651,182	—	—	935,651,182
Industrials	216,036,701	8,677,446	—	224,714,147
Information Technology	721,847,963	—	—	721,847,963
Materials	26,831,641	—	—	26,831,641
Real Estate	25,838,760	—	—	25,838,760
Telecommunication Services	27,824,646	—	—	27,824,646
Utilities	160,606,991	—	—	160,606,991
Total Common Stock	3,714,110,402	109,464,235	—	3,823,574,637
Preferred Stock	84,669,634	56,596,022	—	141,265,656
Purchased Options	1,952,365	—	—	1,952,365
Corporate Bonds/Notes	—	1,426,445,846	—	1,426,445,846
Short-Term Investments	412,681,497	114,287,159	—	526,968,656
Asset-Backed Securities	—	12,983,447	—	12,983,447
Total Investments, at fair value	$4,213,413,898	$1,719,776,709	$—	$5,933,190,607
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(28,490,563)	$—	$(28,490,563)
Total Liabilities	$—	$(28,490,563)	$—	$(28,490,563)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following over-the-counter written options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
49	Deutsche Bank AG	Alphabet, Inc. — Class A	800.000	USD	01/20/17	$160,127	$(51,450)
152	Deutsche Bank AG	Alphabet, Inc. — Class A	900.000	USD	01/20/17	307,906	(760)
69	Citigroup Global Markets	Alphabet, Inc. — Class C	840.000	USD	01/19/18	296,218	(331,890)
69	Citigroup Global Markets	Alphabet, Inc. — Class C	860.000	USD	01/19/18	249,018	(282,762)
201	Citigroup Global Markets	Alphabet, Inc. — Class C	880.000	USD	01/19/18	695,889	(717,570)
150	Citigroup Global Markets	Alphabet, Inc. — Class C	900.000	USD	01/19/18	453,815	(450,000)
186	Citigroup Global Markets	Alphabet, Inc. — Class C	920.000	USD	01/19/18	517,232	(438,960)
187	Citigroup Global Markets	Alphabet, Inc. — Class C	940.000	USD	01/19/18	435,676	(369,138)
298	Deutsche Bank AG	Alphabet, Inc. — Class C	800.000	USD	01/20/17	451,253	(96,850)
82	Deutsche Bank AG	Alphabet, Inc. — Class C	820.000	USD	01/20/17	151,405	(7,790)
82	Deutsche Bank AG	Alphabet, Inc. — Class C	840.000	USD	01/20/17	115,628	(2,870)
182	Deutsche Bank AG	Alphabet, Inc. — Class C	900.000	USD	01/19/18	617,711	(546,000)
61	Deutsche Bank AG	Alphabet, Inc. — Class C	920.000	USD	01/19/18	176,000	(143,960)
34	Deutsche Bank AG	Alphabet, Inc. — Class C	940.000	USD	01/19/18	96,798	(67,116)
206	Morgan Stanley & Co. LLC	Alphabet, Inc. — Class C	795.000	USD	01/20/17	559,627	(86,726)
2,505	Citigroup Global Markets	Altria Group, Inc.	65.000	USD	01/20/17	414,584	(733,965)
2,505	Citigroup Global Markets	Altria Group, Inc.	67.500	USD	01/20/17	261,964	(278,055)
89	Citigroup Global Markets	Amazon.com, Inc.	1,000.000	USD	01/19/18	424,955	(204,700)
95	Deutsche Bank AG	Amazon.com, Inc.	1,000.000	USD	01/19/18	451,221	(218,500)

See Accompanying Notes to Financial Statements

85

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
298	Citigroup Global Markets	American Tower Corp.	105.000	USD	01/20/17	$91,486	$(75,394)
579	Citigroup Global Markets	American Tower Corp.	110.000	USD	01/20/17	191,601	(28,371)
587	Citigroup Global Markets	American Tower Corp.	115.000	USD	01/20/17	132,507	(9,979)
1,241	Citigroup Global Markets	Apple, Inc.	105.000	USD	01/20/17	299,093	(1,332,834)
1,241	Citigroup Global Markets	Apple, Inc.	110.000	USD	01/20/17	185,666	(781,830)
3,489	Citigroup Global Markets	Apple, Inc.	115.000	USD	01/20/17	627,577	(840,849)
79	Deutsche Bank AG	Autozone, Inc.	840.000	USD	01/20/17	136,915	(7,505)
4,810	Deutsche Bank AG	Bank of New York Mellon Corp.	45.000	USD	01/20/17	1,218,191	(1,373,255)
3,298	Deutsche Bank AG	Bank of New York Mellon Corp.	47.000	USD	01/20/17	798,116	(478,210)
467	Deutsche Bank AG	Boeing Co.	160.000	USD	01/20/17	349,214	(56,040)
468	Deutsche Bank AG	Boeing Co.	165.000	USD	01/20/17	275,733	(15,912)
468	Deutsche Bank AG	Boeing Co.	170.000	USD	01/20/17	213,907	(5,148)
3,791	Citigroup Global Markets	Bristol-Myers Squibb Co.	50.000	USD	01/19/18	2,233,612	(4,170,100)
1,618	Citigroup Global Markets	Comcast Corp. — Class A	65.000	USD	01/20/17	238,469	(749,134)
562	RBC Capital Markets	Comcast Corp. — Class A	70.000	USD	01/20/17	85,615	(50,018)
314	Citigroup Global Markets	CVS Health Corp.	105.000	USD	01/20/17	57,801	(942)
747	Citigroup Global Markets	CVS Health Corp.	115.000	USD	01/20/17	189,525	(35,856)
667	JPMorgan Chase Bank N.A.	CVS Health Corp.	100.000	USD	01/20/17	403,610	(667)
667	JPMorgan Chase Bank N.A.	CVS Health Corp.	105.000	USD	01/20/17	282,231	(2,001)
1,689	JPMorgan Chase Bank N.A.	CVS Health Corp.	110.000	USD	01/20/17	343,254	(1,689)
709	Deutsche Bank AG	Danaher Corp.	100.000	USD	01/20/17	206,292	(365,135)
1,957	Deutsche Bank AG	Danaher Corp.	105.000	USD	01/20/17	567,576	(283,765)
1,248	Deutsche Bank AG	Danaher Corp.	110.000	USD	01/20/17	258,304	(18,720)
502	Deutsche Bank AG	Danaher Corp.	115.000	USD	01/20/17	95,380	(15,060)
1,491	Deutsche Bank AG	Danaher Corp.	87.500	USD	01/20/17	207,994	(14,910)
1,528	Deutsche Bank AG	Danaher Corp.	90.000	USD	01/19/18	317,419	(278,860)
411	Citigroup Global Markets	Lowe’s Cos, Inc.	80.000	USD	01/20/17	92,126	(822)
411	Citigroup Global Markets	Lowe’s Cos, Inc.	82.500	USD	01/20/17	68,247	(411)
1,961	Citigroup Global Markets	Lowe’s Cos, Inc.	85.000	USD	01/20/17	343,931	(3,922)
751	Citigroup Global Markets	Lowe’s Cos, Inc.	87.500	USD	01/20/17	157,644	(751)
1,522	Citigroup Global Markets	Lowe’s Cos, Inc.	90.000	USD	01/20/17	185,304	(3,044)
2,790	Citigroup Global Markets	LyondellBasell Industries NV — Class A	87.500	USD	01/20/17	673,732	(362,700)
44	Citigroup Global Markets	LyondellBasell Industries NV — Class A	90.000	USD	01/20/17	11,224	(2,420)
293	Deutsche Bank AG	LyondellBasell Industries NV — Class A	90.000	USD	01/20/17	71,152	(16,115)
2,211	Citigroup Global Markets	Microsoft Corp.	57.500	USD	01/20/17	305,118	(1,072,335)
2,884	Deutsche Bank AG	Microsoft Corp.	57.500	USD	01/20/17	409,528	(1,398,740)
913	Deutsche Bank AG	Microsoft Corp.	60.000	USD	01/20/17	140,156	(231,902)
5,313	Deutsche Bank AG	Microsoft Corp.	62.500	USD	01/20/17	976,332	(446,292)
7,939	Deutsche Bank AG	Microsoft Corp.	65.000	USD	01/20/17	987,126	(111,146)
671	Citigroup Global Markets	PepsiCo., Inc.	100.000	USD	01/20/17	256,322	(335,500)
1,471	Citigroup Global Markets	PepsiCo., Inc.	105.000	USD	01/20/17	445,628	(157,397)
2,367	Citigroup Global Markets	PepsiCo., Inc.	110.000	USD	01/20/17	375,475	(9,468)
1,050	Citigroup Global Markets	Phillip Morris International, Inc.	95.000	USD	01/20/17	243,600	(27,300)
1,050	Citigroup Global Markets	Phillip Morris International, Inc.	97.500	USD	01/20/17	159,600	(14,175)
477	Deutsche Bank AG	Phillip Morris International, Inc.	110.000	USD	01/20/17	61,676	(477)
1,219	Deutsche Bank AG	Phillip Morris International, Inc.	92.500	USD	01/20/17	353,455	(110,929)
1,217	Deutsche Bank AG	Phillip Morris International, Inc.	95.000	USD	01/20/17	267,159	(31,642)
1,217	Deutsche Bank AG	Phillip Morris International, Inc.	97.500	USD	01/20/17	179,545	(16,429)
1,049	Citigroup Global Markets	Texas Instruments, Inc.	60.000	USD	01/20/17	218,716	(1,496,923)
410	Citigroup Global Markets	Texas Instruments, Inc.	72.500	USD	01/20/17	88,523	(82,000)
206	Citigroup Global Markets	Thermo Fisher Scientific Inc.	155.000	USD	01/20/17	104,916	(2,060)
403	Citigroup Global Markets	Thermo Fisher Scientific Inc.	165.000	USD	01/20/17	155,961	(1,209)

See Accompanying Notes to Financial Statements

86

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
1,199	Citigroup Global Markets	Thermo Fisher Scientific Inc.	170.000	USD	01/20/17	$ 298,860	$(5,995)
349	Deutsche Bank AG	Thermo Fisher Scientific Inc.	160.000	USD	01/20/17	150,419	(2,792)
556	Deutsche Bank AG	Thermo Fisher Scientific Inc.	165.000	USD	01/20/17	170,967	(1,668)
349	Deutsche Bank AG	Thermo Fisher Scientific Inc.	170.000	USD	01/20/17	81,317	(1,745)
1,561	Deutsche Bank AG	United Health Group Inc.	140.000	USD	01/20/17	517,026	(3,246,880)
855	Deutsche Bank AG	United Health Group Inc.	145.000	USD	01/20/17	199,303	(1,393,650)
148	Deutsche Bank AG	United Health Group Inc.	155.000	USD	01/20/17	33,836	(102,120)
450	Morgan Stanley & Co. LLC	United Health Group Inc.	145.000	USD	01/20/17	184,174	(733,500)
2,155	Citigroup Global Markets	Visa, Inc. — Class A	87.500	USD	01/20/17	429,702	(4,310)
261	Citigroup Global Markets	Visa, Inc. — Class A	90.000	USD	01/20/17	41,661	(261)
2,811	Citigroup Global Markets	Visa, Inc. — Class A	90.000	USD	01/19/18	1,066,752	(865,788)
574	Citigroup Global Markets	Visa, Inc. — Class A	95.000	USD	01/19/18	192,003	(114,513)
2,811	Deutsche Bank AG	Visa, Inc. — Class A	85.000	USD	01/20/17	575,681	(8,433)
1,213	Morgan Stanley & Co. LLC	Zoetis, Inc.	55.000	USD	01/20/17	210,480	(51,553)
			Total Written OTC Options			$28,328,492	$(28,490,563)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$1,952,365
Total Asset Derivatives		$1,952,365
Liability Derivatives
Equity contracts	Written options, at fair value	$28,490,563
Total Liability Derivatives		$28,490,563

*	Includes purchased options.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Totals
Equity contracts	$(416,907)	$15,643,561	$15,226,654
Total	$(416,907)	$15,643,561	$15,226,654

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Written options	Totals
Equity contracts	$931,045	$3,454,237	$4,385,282
Total	$931,045	$3,454,237	$4,385,282

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

87

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Citigroup Global Markets	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. LLC	RBC Capital Markets	Totals
Assets:
Purchased options	$1,952,365	$—	$—	$—	$—	$1,952,365
Total Assets	$1,952,365	$—	$—	$—	$—	$1,952,365
Liabilities:
Written options	$16,395,633	$11,168,776	$4,357	$871,779	$50,018	$28,490,563
Total Liabilities	$16,395,633	$11,168,776	$4,357	$871,779	$50,018	$28,490,563
Net OTC derivative instruments by counterparty, at fair value	$(14,443,268)	$(11,168,776)	$(4,357)	$(871,779)	$(50,018)	(26,538,198)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(14,443,268)	$(11,168,776)	$(4,357)	$(871,779)	$(50,018)	$(26,538,198)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

88

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

COMMON STOCK: 96.8%
	Consumer Discretionary: 8.6%
183,600	Comcast Corp. — Class A	$12,677,580	1.2
187,479	Las Vegas Sands Corp.	10,013,253	0.9
492,400	Twenty-First Century Fox, Inc. — Class B	13,417,900	1.3
1,940,134	Other Securities	56,138,828	5.2
		92,247,561	8.6

	Consumer Staples: 5.4%
278,000	Archer-Daniels-Midland Co.	12,690,700	1.2
116,400	PepsiCo, Inc.	12,178,932	1.1
1,127,220	Other Securities	32,994,225	3.1
		57,863,857	5.4

	Energy: 11.0%
167,875	Apache Corp.	10,655,026	1.0
102,990	Chevron Corp.	12,121,923	1.1
320,224	Exxon Mobil Corp.	28,903,418	2.7
207,300	Hess Corp.	12,912,717	1.2
141,000	Occidental Petroleum Corp.	10,043,430	0.9
285,800	Royal Dutch Shell PLC — Class A ADR	15,541,804	1.5
366,700	Total S.A. ADR	18,690,699	1.8
214,140	Other Securities	8,827,269	0.8
		117,696,286	11.0

	Financials: 24.8%
180,100	American Express Co.	13,341,808	1.2
124,000	Ameriprise Financial, Inc.	13,756,560	1.3
462,119	Bank of America Corp.	10,212,830	0.9
264,100	Citigroup, Inc.	15,695,463	1.5
357,700	Fifth Third Bancorp	9,647,169	0.9
433,744	JPMorgan Chase & Co.	37,427,770	3.5
376,500	Loews Corp.	17,631,495	1.6
186,600	Marsh & McLennan Cos., Inc.	12,612,294	1.2
334,400	Metlife, Inc.	18,020,816	1.7
520,600	Morgan Stanley	21,995,350	2.0
151,400	Northern Trust Corp.	13,482,170	1.3
81,800	PNC Financial Services Group, Inc.	9,567,328	0.9
201,600	State Street Corp.	15,668,352	1.5
347,100	Wells Fargo & Co.	19,128,681	1.8
2,504,061	Other Securities	37,491,584	3.5
		265,679,670	24.8

	Health Care: 9.0%
100,864	Anthem, Inc.	14,501,217	1.4
159,100	Johnson & Johnson	18,329,911	1.7
652,576	Pfizer, Inc.	21,195,669	2.0
800,298	Other Securities	42,232,840	3.9
		96,259,637	9.0

COMMON STOCK: (continued)
	Industrials: 11.4%
136,700	Boeing Co.	$21,281,456	2.0
187,000	Emerson Electric Co.	10,425,250	1.0
658,300	General Electric Co.	20,802,280	2.0
87,800	Illinois Tool Works, Inc.	10,751,988	1.0
422,291	Johnson Controls International plc	17,394,166	1.6
85,500	United Parcel Service, Inc. — Class B	9,801,720	0.9
438,312	Other Securities	31,299,870	2.9
		121,756,730	11.4

	Information Technology: 10.4%
134,400	Analog Devices, Inc.	9,760,128	0.9
340,700	Applied Materials, Inc.	10,994,389	1.0
438,000	Cisco Systems, Inc.	13,236,360	1.2
147,700	Harris Corp.	15,134,819	1.4
367,000	Microsoft Corp.	22,805,380	2.1
208,500	Qualcomm, Inc.	13,594,200	1.3
138,900	Texas Instruments, Inc.	10,135,533	1.0
236,800	Other Securities	15,815,146	1.5
		111,475,955	10.4

	Materials: 4.9%
219,100	Du Pont E I de Nemours & Co.	16,081,940	1.5
228,593	International Paper Co.	12,129,144	1.1
448,600	Other Securities	24,092,312	2.3
		52,303,396	4.9

	Real Estate: 1.9%
611,451	Other Securities	20,982,251	1.9

	Telecommunication Services: 2.7%
349,758	Verizon Communications, Inc.	18,670,082	1.7
1,702,955	Other Securities	10,469,129	1.0
		29,139,211	2.7

	Utilities: 6.7%
819,200	AES Corp.	9,519,104	0.9
132,000	Edison International	9,502,680	0.9
279,100	Exelon Corp.	9,905,259	0.9
506,400	NiSource, Inc.	11,211,696	1.1
217,800	PG&E Corp.	13,235,706	1.2
479,068	Other Securities	18,020,023	1.7
		71,394,468	6.7
	Total Common Stock (Cost $789,637,849)	1,036,799,022	96.8

PREFERRED STOCK: 1.0%
	Utilities: 1.0%
226,317	Other Securities	11,303,946	1.0
	Total Preferred Stock (Cost $11,159,451)	11,303,946	1.0

See Accompanying Notes to Financial Statements

89

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.2%
		Consumer, Non-cyclical: 0.0%
100,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	$86,406	0.0

		Technology: 0.2%
1,575,000	#	Western Digital Corp., 10.500%, 04/01/24	1,866,375	0.2
		Total Corporate Bonds/Notes (Cost $1,656,287)	1,952,781	0.2
		Total Long-Term Investments (Cost $802,453,587)	1,050,055,749	98.0

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
17,322,425	T. Rowe Price Reserve Investment Fund, 0.453%†† (Cost $17,322,425)	17,322,425	1.6
	Total Short-Term Investments (Cost $17,322,425)	17,322,425	1.6
	Total Investments in Securities (Cost $819,776,012)	$1,067,378,174	99.6
	Assets in Excess of Other Liabilities	4,165,272	0.4
	Net Assets	$1,071,543,446	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR	American Depositary Receipt
Cost for federal income tax purposes is $831,595,967.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$271,336,702
Gross Unrealized Depreciation	(35,554,495)
Net Unrealized Appreciation	$235,782,207

See Accompanying Notes to Financial Statements

90

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$92,247,561	$—	$—	$92,247,561
Consumer Staples	51,873,427	5,990,430	—	57,863,857
Energy	117,696,286	—	—	117,696,286
Financials	261,219,007	4,460,663	—	265,679,670
Health Care	90,596,974	5,662,663	—	96,259,637
Industrials	121,756,730	—	—	121,756,730
Information Technology	111,475,955	—	—	111,475,955
Materials	52,303,396	—	—	52,303,396
Real Estate	20,982,251	—	—	20,982,251
Telecommunication Services	22,936,452	6,202,759	—	29,139,211
Utilities	71,394,468	—	—	71,394,468
Total Common Stock	1,014,482,507	22,316,515	—	1,036,799,022
Preferred Stock	11,303,946	—	—	11,303,946
Corporate Bonds/Notes	—	1,952,781	—	1,952,781
Short-Term Investments	17,322,425	—	—	17,322,425
Total Investments, at fair value	$1,043,108,878	$24,269,296	$—	$1,067,378,174

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

91

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 3.4%
191,920		Amcor Ltd.	$2,065,605	1.0
1,009,109		Other Securities	5,050,756	2.4
			7,116,361	3.4

		Belgium: 0.5%
16,872		Other Securities	1,042,487	0.5

		Brazil: 1.2%
259,139		Other Securities	2,578,636	1.2

		Canada: 2.2%
59,400		Canadian Natural Resources Ltd.	1,893,067	0.9
35,328		Other Securities	2,730,910	1.3
			4,623,977	2.2

		China: 4.7%
119,500		Tencent Holdings Ltd.	2,897,530	1.4
1,400,771		Other Securities(a)	6,775,347	3.3
			9,672,877	4.7

		Denmark: 0.5%
52,884		Other Securities	1,093,659	0.5

		Finland: 1.4%
62,655		Sampo OYJ	2,800,854	1.4

		France: 4.6%
15,644		Air Liquide SA	1,739,599	0.9
36,500		BNP Paribas	2,322,792	1.1
25,395		Sanofi	2,053,578	1.0
30,727		Schneider Electric SE	2,134,565	1.0
1,134		Other Securities	1,265,680	0.6
			9,516,214	4.6

		Germany: 6.7%
45,518		Bayer AG	4,742,239	2.3
31,261		Fresenius SE & Co. KGaA	2,438,705	1.2
21,783	#,@	Scout24 AG	776,365	0.4
297,707		Other Securities(a)	5,870,541	2.8
			13,827,850	6.7

		Hong Kong: 4.8%
594,600		AIA Group Ltd.	3,330,854	1.6
397,740		CK Hutchison Holdings Ltd.	4,489,872	2.2
37,300		Jardine Matheson Holdings Ltd.	2,058,131	1.0
			9,878,857	4.8

		India: 5.1%
135,096		Housing Development Finance Corp.	2,505,479	1.2
880,919		NTPC Ltd.	2,134,683	1.1
672,312		Other Securities	5,860,447	2.8
			10,500,609	5.1

		Indonesia: 1.5%
1,632,300		Bank Central Asia Tbk PT	1,872,769	0.9
4,778,100		Other Securities	1,269,668	0.6
			3,142,437	1.5

COMMON STOCK: (continued)
		Ireland: 0.3%
33,365		Other Securities	$526,682	0.3

		Italy: 0.7%
203,933		Other Securities	1,462,840	0.7

		Japan: 15.1%
210,000		Astellas Pharma, Inc.	2,913,404	1.4
79,400		Japan Tobacco, Inc.	2,606,197	1.3
194,800		Mitsubishi Electric Corp.	2,709,505	1.3
76,400		Nippon Telegraph & Telephone Corp.	3,216,071	1.6
68,000		Seven & I Holdings Co., Ltd.	2,585,984	1.3
219,000		Sumitomo Corp.	2,570,931	1.2
60,700		Tokio Marine Holdings, Inc.	2,485,245	1.2
499,500		Yahoo! Japan Corp.	1,913,066	0.9
400,300		Other Securities	10,248,437	4.9
			31,248,840	15.1

		Malaysia: 0.4%
1,469,600		Other Securities	851,752	0.4

		Mexico: 0.9%
248,503		Grupo Financiero Santander Mexico SAB de CV ADR	1,786,737	0.9

		Netherlands: 5.1%
88,281	@,L	Altice NV	1,747,076	0.9
16,623		ASML Holding NV	1,862,953	0.9
19,000	@	NXP Semiconductor NV — NXPI — US	1,862,190	0.9
66,543		Royal Dutch Shell PLC — Class B	1,911,919	0.9
138,830		Other Securities	3,137,816	1.5
			10,521,954	5.1

		South Korea: 2.7%
2,405		LG Household & Health Care Ltd.	1,706,328	0.8
2,683		NAVER Corp.	1,718,134	0.8
1,512		Samsung Electronics Co., Ltd.	2,250,329	1.1
			5,674,791	2.7

		Spain: 2.6%
45,795		Amadeus IT Group SA	2,077,000	1.0
126,100		Grifols SA ADR	2,026,427	1.0
196,776		Other Securities	1,326,063	0.6
			5,429,490	2.6

		Sweden: 2.9%
78,353		Svenska Cellulosa AB SCA	2,205,365	1.1
123,999		Svenska Handelsbanken AB	1,717,443	0.8
71,095		Other Securities	2,132,200	1.0
			6,055,008	2.9

See Accompanying Notes to Financial Statements

92

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: 6.5%
50,447		Julius Baer Group Ltd.	$2,234,889	1.1
73,919		Nestle S.A.	5,295,379	2.5
15,493		Roche Holding AG	3,531,669	1.7
91,754		Other Securities	2,457,147	1.2
			13,519,084	6.5

		Taiwan: 1.7%
632,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,539,994	1.7

		Thailand: 0.5%
622,700		Other Securities	1,085,268	0.5

		Turkey: 0.4%
383,740		Other Securities	827,582	0.4

		United Arab Emirates: 0.9%
103,543		DP World Ltd.	1,813,474	0.9

		United Kingdom: 13.9%
389,001		Aviva PLC	2,317,149	1.1
34,617		British American Tobacco PLC	1,961,945	1.0
195,355		Sky PLC	2,381,574	1.2
244,989	#,@	ConvaTec Group PLC	706,206	0.3
48,503		Shire PLC	2,769,501	1.3
123,595		Smith & Nephew PLC	1,855,076	0.9
1,221,497		Vodafone Group PLC	3,005,975	1.5
2,730,121		Other Securities	13,725,691	6.6
			28,723,117	13.9

		United States: 6.0%
21,100	@	Liberty Global PLC — Class A	645,449	0.3
69,800	@	Liberty Global PLC — Class C	2,073,060	1.0
24,600		Philip Morris International, Inc.	2,250,654	1.1
3,178	@	Priceline.com, Inc.	4,659,139	2.2
355,808		Other Securities	2,870,001	1.4
			12,498,303	6.0
		Total Common Stock (Cost $197,056,162)	201,359,734	97.2

PREFERRED STOCK: 0.4%
		Brazil: 0.2%
53,755		Other Securities	559,070	0.2

		United States: 0.2%
9,427		Other Securities	360,367	0.2
		Total Preferred Stock (Cost $575,127)	919,437	0.4
		Total Long-Term Investments (Cost $197,631,289)	202,279,171	97.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 1.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17–10/20/66)	$1,000,000	0.5
84,747	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $84,752, collateralized by various U.S. Government Securities, 0.125%–1.750%, Market Value plus accrued interest $86,442, due 04/15/20–01/15/28)	84,747	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17–02/01/49)	1,000,000	0.5
1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17–08/20/66)	1,000,000	0.5
		3,084,747	1.5

See Accompanying Notes to Financial Statements

93

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.5%
3,039,886	T. Rowe Price Reserve Investment Fund, 0.453%†† (Cost $3,039,886)	$3,039,886	1.5

	Total Short-Term Investments (Cost $6,124,633)	6,124,633	3.0
	Total Investments in Securities (Cost $203,755,922)	$208,403,804	100.6
	Liabilities in Excess of Other Assets	(1,167,399)	(0.6)
	Net Assets	$207,236,405	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $205,848,710.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,781,797
Gross Unrealized Depreciation	(17,226,703)
Net Unrealized Appreciation	$2,555,094

Sector Diversification	Percentage of Net Assets
Financials	18.4%
Health Care	15.0
Industrials	14.1
Information Technology	13.5
Consumer Staples	11.8
Consumer Discretionary	10.1
Telecommunication Services	4.8
Materials	4.3
Energy	3.1
Utilities	1.7
Real Estate	0.8
Short-Term Investments	3.0
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,116,361	$—	$7,116,361
Belgium	—	1,042,487	—	1,042,487
Brazil	2,578,636	—	—	2,578,636
Canada	4,623,977	—	—	4,623,977
China	3,792,995	5,879,882	—	9,672,877
Denmark	—	1,093,659	—	1,093,659
Finland	—	2,800,854	—	2,800,854
France	—	9,516,214	—	9,516,214
Germany	—	13,827,850	—	13,827,850
Hong Kong	—	9,878,857	—	9,878,857
India	—	10,500,609	—	10,500,609
Indonesia	1,269,668	1,872,769	—	3,142,437
Ireland	—	526,682	—	526,682
Italy	—	1,462,840	—	1,462,840
Japan	—	31,248,840	—	31,248,840
Malaysia	851,752	—	—	851,752
Mexico	1,786,737	—	—	1,786,737
Netherlands	1,862,190	8,659,764	—	10,521,954
South Korea	—	5,674,791	—	5,674,791
Spain	2,026,427	3,403,063	—	5,429,490
Sweden	—	6,055,008	—	6,055,008
Switzerland	—	13,519,084	—	13,519,084
Taiwan	—	3,539,994	—	3,539,994
Thailand	—	1,085,268	—	1,085,268
Turkey	—	827,582	—	827,582
United Arab Emirates	—	1,813,474	—	1,813,474

See Accompanying Notes to Financial Statements

94

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table (continued)
United Kingdom	$2,453,673	$26,269,444	$—	$28,723,117
United States	11,558,078	940,225	—	12,498,303
Total Common Stock	32,804,133	168,555,601	—	201,359,734
Preferred Stock	559,070	—	360,367	919,437
Short-Term Investments	3,039,886	3,084,747	—	6,124,633
Total Investments, at fair value	36,403,089	171,640,348	360,367	208,403,804
Other Financial Instruments+
Forward Foreign Currency Contracts	—	194,154	—	194,154
Total Assets	$36,403,089	$171,834,502	$360,367	$208,597,958

(1)	For the year ended December 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2016, securities valued at $1,471,430 and $2,697,632 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® T. Rowe Price International Stock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC Bank USA N.A.	Japanese Yen	224,810,000	Sell	01/13/17	$2,064,390	$1,924,659	$139,731
UBS AG	British Pound	1,612,400	Sell	01/13/17	2,042,137	1,987,714	54,423
							$194,154

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$194,154
Total Asset Derivatives		$194,154

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$358,340
Total	$358,340

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$194,154
Total	$194,154

See Accompanying Notes to Financial Statements

95

VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	HSBC Bank USA N.A.	UBS AG	Totals
Assets:
Forward foreign currency contracts	139,731	54,423	$194,154
Total Assets	$139,731	$54,423	$194,154
Net OTC derivative instruments by counterparty, at fair value	$139,731	$54,423	194,154
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$139,731	$54,423	$194,154

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

96

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio
Class I	NII	$0.0013
Class S	NII	$0.0000	*
Class S2	NII	$—
All Classes	STCG	$0.0009
All Classes	LTCG	$0.0000	*
VY® Clarion Global Real Estate Portfolio
Class ADV	NII	$0.0919
Class I	NII	$0.1654
Class S	NII	$0.1311
Class S2	NII	$0.1082
VY® FMR® Diversified Mid Cap Portfolio
Class ADV	NII	$0.0282
Class I	NII	$0.1194
Class S	NII	$0.0805
Class S2	NII	$0.0585
All Classes	STCG	$0.1094
All Classes	LTCG	$1.2033
VY® Invesco Growth and Income Portfolio
Class ADV	NII	$0.5190
Class I	NII	$0.6868
Class S	NII	$0.6105
Class S2	NII	$0.5681
All Classes	LTCG	$2.8984
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1220
Class I	NII	$0.2151
Class S	NII	$0.1725
Class S2	NII	$0.1420
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.1650
Class R6	NII	$0.2491
Class S	NII	$0.2065
Class S2	NII	$0.1784
All Classes	STCG	$0.0071
All Classes	LTCG	$1.3401
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2756
Class I	NII	$0.4067
Class R6	NII	$0.4067
Class S	NII	$0.3421
Class S2	NII	$0.3015
All Classes	STCG	$0.7111
All Classes	LTCG	$1.6608
VY® T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2558
Class I	NII	$0.3350
Class S	NII	$0.3005
Class S2	NII	$0.2816
All Classes	LTCG	$1.4131
VY® T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.1430
Class I	NII	$0.2185
Class S	NII	$0.1816

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

*    Amount rounds to $0.0000.

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® FMR® Diversified Mid Cap Portfolio	100.00%
VY® Invesco Growth and Income Portfolio	83.17%
VY® JPMorgan Emerging Markets Equity Portfolio	0.02%
VY® Morgan Stanley Global Franchise Portfolio	76.31%
VY® T. Rowe Price Capital Appreciation Portfolio	30.79%
VY® T. Rowe Price Equity Income Portfolio	100.00%
VY® T. Rowe Price International Stock Portfolio	3.63%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Government Liquid Assets Portfolio	$4,822
VY® FMR® Diversified Mid Cap Portfolio	$66,775,641
VY® Invesco Growth and Income Portfolio	$55,278,403
VY® Morgan Stanley Global Franchise Portfolio	$35,236,578
VY® T. Rowe Price Capital Appreciation Portfolio	$368,016,708
VY® T. Rowe Price Equity Income Portfolio	$105,958,007

97

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$673,662	$0.0211	95.39%
VY® T. Rowe Price International Stock Portfolio	$220,040	$0.0136	89.15%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

98

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	151	Wisconsin Energy Corporation (June 2006– Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001– Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 1994–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

99

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC
(December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

100

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003–Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–
January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005– Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006 Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–present	Vice President, Voya Investments, LLC
(October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004 Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present	Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present	Vice President, Voya Investments, LLC
(October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC
(April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

101

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present	Vice President — Mutual Fund Product Development, Voya Investments, LLC
(July 2012 –Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB- ADVISORY, AND SUB-SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory, and sub-sub-advisory contracts, as applicable, and who are not “interested persons” of Voya Government Liquid Assets Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, and VY® T. Rowe Price International Stock Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management, sub-advisory, and sub-sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”), and the Portfolios, the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), and the sub-sub-advisory contracts (the “Sub-Sub-Advisory Contracts”) with the sub-sub-adviser to VY® FMR® Diversified Mid Cap Portfolio, VY® Morgan Stanley Global Franchise Portfolio, and VY® T. Rowe Price International Stock Portfolio (each a “Sub-Sub-Adviser” and collectively, the “Sub-Sub-Advisers”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable, for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable, for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts, sub-advisory contracts, and sub-sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships, as applicable, separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management, Sub- Advisory, and Sub-Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management, sub-advisory, and sub-sub-advisory arrangements, as applicable.

The Board, in considering the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

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Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management, sub-advisory, and sub-sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable (the “Contract Review Process”). The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management, sub-advisory, and sub-sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub- advisory arrangements (including the Portfolios’ Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, as applicable, at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management

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responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management, Sub-Advisory, and Sub-Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub- Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, with the exception of VY® Morgan Stanley Global Franchise Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. With respect to VY® Morgan Stanley Global Franchise Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specific class of shares generally was selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub—Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub -Adviser provides to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in- person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about each Sub-Adviser and the Portfolio(s) that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on -going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes,

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personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub- Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.

In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub- Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

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Portfolio Performance

In assessing investment management, sub-advisory, and sub-sub-advisory relationships, as applicable, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that one of the Portfolios that does not have advisory fee breakpoints does have sub-advisory fee breakpoints that inure to the benefit of the Adviser. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Advisers for these differences. For non-Voya-affiliated Sub- Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub- advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub- Advisers (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser and which additional services the Adviser pays for on behalf of the Portfolio under the “bundled fee” arrangement in return for a single management fee. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub- advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub- Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-affiliated Sub-Adviser, which was prepared by

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Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub- Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Voya funds’ sub-advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management, Sub-Advisory, and Sub-Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub- advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub- Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Liquid Assets Portfolio (formerly, Voya Liquid Assets Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio , as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date, three-year and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® FMR® Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® FMR® Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the five -year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and ten- year periods, and the third quintile for the three-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for t he Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the ten- year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year, three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Portfolio’s performance; (2) the Portfolio’s portfolio management team changed in May 2015 and January 2016; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective; and (4) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, and the third quintile for the one-year, three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Portfolio’s performance for certain periods; (2) Management’s discussion of the effect that the composition of the Portfolio’s Morningstar category had on the Portfolio’s relative performance; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; (4) Management’s representations regarding the Portfolio’s favorable performance during certain periods; and (5) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking

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into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of a ll factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result i n lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio , as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the me dian and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, effective July 1, 2015, management fee waiver arrangements were put into place for the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio , as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended

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March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three- year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and ten-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the Portfolio’s favorable performance during certain periods; (2) that the Portfolio’s management team changed in November 2015; (3) Management’s discussion of the effect that certain factors, such as stock selection and sector allocation, had on the Portfolio’s three-year performance; (4) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment objective and Management’s expectation that performance will improve; and (5) that Mana gement would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and th e Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year and ten-year periods. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT1AISS2 (1216-022017)

Annual Report
December 31, 2016
Classes ADV, I, R6, S and S2
Voya Investors Trust
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Voya High Yield Portfolio

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Voya Large Cap Growth Portfolio

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Voya Large Cap Value Portfolio

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Voya Limited Maturity Bond Portfolio

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Voya Multi-Manager Large Cap Core Portfolio

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Voya U.S. Stock Index Portfolio

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VY® Clarion Real Estate Portfolio

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VY® Franklin Income Portfolio

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VY® JPMorgan Small Cap Core Equity Portfolio

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VY® Templeton Global Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	96.5%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Rick Cumberledge, CFA, Matthew Toms, CFA, and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 14.61% compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, which returned 17.13% for the same period.
Portfolio Specifics: Underweights to the energy and metals & mining sectors that served the Portfolio so well in 2015 negatively impacted performance in 2016, as these sectors rallied the most from the market bottom. The return of these sectors was largely driven by the “fallen angel” securities that were downgraded from investment grade, such as Transocean Ltd., Teck Resources Ltd. and Freeport-McMoRan, Inc. Also performing well within those sectors were companies bordering on default as commodity prices plunged, but that were able to manage their capital structures to avoid bankruptcy. These included Chesapeake Energy Corp., Cliffs Natural Resources Ltd. and Denbury Resources, Inc. Our overweight to health care and pharmaceuticals served as a drag on the portfolio’s performance, as it was only partially offset by positive security selection within those sectors. Positive security selection across a range of other sectors, including wireless (Sprint Corp.) and chemicals (Tronox Ltd.) served to further offset the negative impact of the commodities underweight.
Current Strategy and Outlook: As we enter 2017, the most pressing question is whether increased consumer and business optimism will translate to an increase in economic activity. We believe U.S. economic growth will accelerate in 2017, but that the pace of growth will not be so rapid as to force the U.S. Federal Reserve Board to raise rates significantly faster than outlined in the current forecast. The improved economic backdrop should produce better top line growth for
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Sprint Nextel Corp., 6.000%, 11/15/22	0.8%
HCA, Inc., 7.500%, 02/15/22	0.6%
First Data Corp., 7.000%, 12/01/23	0.6%
Hot Topic, Inc., 9.250%, 06/15/21	0.6%
Sprint Corp., 7.125%, 06/15/24	0.5%
WPX Energy, Inc., 6.000%, 01/15/22	0.5%
CenturyLink, Inc., 5.625%, 04/01/20	0.5%
Vizient, Inc., 10.375%, 03/01/24	0.5%
SFR Group SA, 6.250%, 05/15/24	0.5%
T-Mobile USA, Inc., 6.731%, 04/28/22	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
companies, which we expect to result in better earnings and balance sheets. Spreads are tighter over recent months, but some improvement is certainly justified by the improved economic outlook. We also note that spreads remain well wide of post-crisis tights. In our opinion, the high yield market in 2017 will not match the double-digit returns of 2016, but we believe it still has the potential to outperform other fixed income asset classes. Our concerns remain largely in the macro environment, perhaps most notably the potential for the Trump administration to fail to deliver expected policy changes. Europe remains a potential source of volatility, but likely less so given signs of improved economic performance. Elsewhere, China remains a longer term concern.
We believe the Portfolio is well positioned for the environment mentioned above. In keeping with our view of accelerating U.S. growth, we maintain our slight domestic-focused cyclical bias and an overweight to B-rated and CCC-rated credits. Within energy, we have eliminated our underweight to the exploration and production sub-sector, as the December OPEC agreement should support oil prices in the near term. Conversely, we remain underweight the oilfield services sub-sector, as we do not believe prices will be sustained at a level high enough to drive a significant increase in deep water activity. We expect return dispersion within the asset class to increase in 2017, creating opportunities (such as within health care at present), but also putting a premium on fundamental analysis and avoiding negative outcomes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	14.21%	6.10%	6.49%
Class I	14.89%	6.74%	7.13%
Class S	14.61%	6.47%	6.87%
Class S2	14.43%	6.32%	6.72%
Bloomberg Barclays High Yield Bond - 2% Issuer Constrained Composite Index	17.13%	7.36%	7.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 5, 2014, the Portfolio was managed by a different sub-adviser.

Voya Large Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	31.4%
Consumer Discretionary	20.9%
Health Care	15.6%
Industrials	11.4%
Consumer Staples	9.1%
Financials	4.7%
Materials	3.4%
Real Estate	2.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Christopher F. Corapi, Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares, provided a total return of 3.69% compared to the Russell 1000® Growth Index, which returned 7.08% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 1000® Growth Index during the reporting period. The most significant contributors for the period included security selection in the health care sector and strong stock selection within and an underweight allocation to the real estate sector. Security selection in the information technology and industrials sectors detracted the most from results.
The top contributors during the year included Applied Materials, Inc. (“AMAT”), Ingersoll-Rand plc and UnitedHealth Group, Inc. (“UNH”).
Our overweight position in semicap provider AMAT contributed positively to performance. We initiated a position in AMAT in February 2016 as we thought the stock’s relative valuation was attractive and the company was poised to benefit from an improvement in wafer fab equipment spending. We also expected AMAT’s topline growth and gross margin profile to improve. The stock performed well after the company reported second quarter earnings that surpassed estimates and provided third quarter revenue guidance significantly above consensus. Additionally, above-consensus bookings, particularly in display (OLED capacity) and semiconductor equipment demand (foundry node transition), contributed positively.
Our overweight position in Ingersoll-Rand plc contributed to performance. The stock performed well after the company reported slightly better than expected earnings in February, driven by organic growth and a lower tax rate, which offset weaker performance in their Industrial segment. In addition, a moderate winter spurred construction activity in the first quarter of the year, which should help the company’s HVAC business. Shares were boosted again in November, following a solid earnings report amidst lackluster reports from peers. Management also raised earnings and free cash flow guidance for the full year.
Our overweight position in UNH contributed to performance. Shares of UNH performed well through the first half of the year compared to the Commercial Managed Care group due to UNH’s decision at the end of 2015 to exit the money-losing state Exchanges as well as strong profit growth in its Optum businesses, which give UNH a unique and favorable profile in the Managed Care sector. Compared to the health plan business, which generates
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Microsoft Corp.	5.6%
Apple, Inc.	5.5%
Alphabet, Inc. - Class A	4.5%
Amazon.com, Inc.	4.0%
Home Depot, Inc.	3.4%
PepsiCo, Inc.	2.9%
UnitedHealth Group, Inc.	2.8%
Comcast Corp. – Class A	2.7%
Facebook, Inc.	2.5%
Visa, Inc. - Class A	2.4%
Portfolio holdings are subject to change daily.
low-to-mid single digit earnings growth, the Optum businesses are growing +15 – 25%. The stock was further boosted in the fourth quarter, along with other health care stocks, following the post-election rally.
The biggest detractors included Allergan plc, Apple, Inc. and Mead Johnson Nutrition Company.
Our overweight in specialty pharmaceutical company Allergan plc detracted from performance. The company’s stock declined following news that the U.S. Treasury department had implemented new rules to block tax inversions, thus derailing Pfizer’s planned acquisition of Allergan plc. In addition, the stock came under pressure, along with other pharmaceutical stocks, in October on concerns of a less favorable drug pricing environment.
Our positioning in Apple Inc., which manufactures phones, personal computers, and other media devices, detracted from performance throughout the year. We held an overweight position in April ahead of the iPhone 7 launch in September based on our belief that Wall Street’s replacement rate assumptions were too conservative. The stock underperformed after the company missed earnings on weaker margins and lowered guidance, citing macro weakness and short-term inventory issues. We moved to an underweight position in July anticipating further margin pressure and a less robust upgrade cycle for iPhone 7 than previously anticipated. The stock performed well in August/September despite weaker profitability on better than expected phone unit sales and better revenue guidance.
Our overweight position in pediatric nutrition purveyor Mead Johnson Nutrition Company detracted from performance. The stock underperformed in the second half of the year. Although the company beat earnings per share expectations, weaker organic sales, particularly in Asia, put downward pressure on the stock. Furthermore, management lowered its organic sales for the year. Subsequently, the company revised sales/earnings guidance to the lower end of its previous range due to idiosyncratic issues in various geographies.
Current Strategy and Outlook:We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	3.33%	13.58%	9.55%
Class I	3.96%	14.21%	10.23%
Class R6(1)	3.95%	14.21%	10.23%
Class S	3.69%	13.93%	9.96%
Class S2	3.57%	13.77%	9.80%
Russell 1000® Growth Index	7.08%	14.50%	8.33%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to June 11, 2010, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Large Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	24.8%
Energy	14.6%
Information Technology	10.2%
Health Care	10.1%
Industrials	10.0%
Consumer Staples	7.9%
Utilities	6.1%
Consumer Discretionary	4.8%
Materials	3.9%
Telecommunication Services	3.0%
Real Estate	2.8%
Communications	0.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, James Dorment, CFA, and Kristy Finnegan, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 13.58% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 17.34% for the same period.
Portfolio Specifics: For the period ended December 31, 2016, the Portfolio underperformed the Index, due to unfavorable security selection. On the sector level, security selection was weakest within the information technology and energy sectors. The Portfolio’s allocation to cash, although within typical range, also detracted from relative results. By contrast, security selection within the telecommunication services and industrials sectors contributed the most to relative performance.
On an individual security level basis, key detractors for the period were Citigroup Inc. and Gilead Sciences, Inc.
Within the financial sector, an underweight position in Citigroup Inc. detracted value. Shares of Citigroup Inc. sold off on the heels of cautious industry commentary combined with a significant pretax gain associated with its sale of OneMain in the fourth quarter of 2015 that will be partially offset by one-time costs associated with exits out of other consumer markets. We subsequently sold out of the name. Not owning Citigroup Inc. when the stock rebounded in the second quarter and during the post-election rally that benefitted bank stocks, including Citigroup Inc., also negatively impacted relative performance.
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

JPMorgan Chase & Co.	4.6%
Bank of America Corp.	4.3%
Wells Fargo & Co.	4.1%
Cisco Systems, Inc.	3.3%
Chevron Corp.	3.2%
AT&T, Inc.	3.0%
Pfizer, Inc.	2.7%
Merck & Co., Inc.	2.5%
General Dynamics Corp.	2.5%
NextEra Energy, Inc.	2.4%
Portfolio holdings are subject to change daily.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for their HCV franchise in 2017 remain a headwind for the company.
Among the main contributors for the period were Bank of America Corporation and KeyCorp.
Within the financial sector, overweight positions in Bank of America Corporation and KeyCorp outperformed for the period. Bank of America Corporation reported a string of solid quarterly results driven largely by stronger better-than-expected fee revenue, expense and provisions. Furthermore, bank stocks surged following President-elect Donald Trump’s victory, reflecting the view that a Trump administration may lead to business-friendly policies, including tax reform and the easing of banking regulations, and resultant investor optimism about a stronger economy and higher interest rates. Banks are viewed as prime beneficiaries of these developments, particularly higher interest rates, and both companies’ shares rose sharply during the period.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007	Since Inception of Class S2 September 9, 2013
Class ADV	13.20%	11.77%	4.58%	—
Class I	13.89%	12.45%	5.19%	—
Class R6(1)	13.80%	12.43%	5.18%	—
Class S	13.58%	12.16%	4.92%	—
Class S2	13.40%	—	—	8.03%
Russell 1000® Value	17.34%	14.80%	5.20%	10.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Limited Maturity Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Corporate Bonds/Notes	35.4%
U.S. Treasury Obligations	20.9%
Asset-Backed Securities	14.4%
Commercial Mortgage-Backed Securities	9.1%
Collateralized Mortgage Obligations	0.1%
U.S. Government Agency Obligations	0.1%
Assets in Excess of Other Liabilities*	20.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 1.28% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 1.28% for the same period.
Portfolio Specifics: The Portfolio performed in line with the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index primarily due to favorable asset allocation offsetting security selection results.
The end of the year was highlighted by surprising U.S. election results in November and an unsurprising U.S. Federal Reserve Board (“Fed”) vote to increase interest rates by 25 basis points (0.25%) at its December Federal Open Market Committee (“FOMC”) meeting. Our view was that we continued to believe U.S. growth would continue in 2016. Our key positioning was to favor domestic based sectors.
An overweight to investment grade (“IG”) and an underweight to U.S. Treasury bonds contributed to results as spreads tightened. The Portfolio preferred IG corporates with a liquid bias. By the end of the year, the latest earnings season revealed an improvement in fundamentals as revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) declined at the slowest rate in over a year; excluding commodity sectors, these measures were stable year-over-year. Furthermore, leverage has stabilized in non-commodity sectors. Technical factors remained supportive including continued strong foreign demand. Security selection within IG was a drag from relative performance.
We maintained our overweight allocation to asset-backed securities which also benefitted relative performance. Fundamentals remained solid,
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Note, 1.000%, 11/30/18	6.0%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	3.8%
United States Treasury Note, 0.750%, 02/15/19	2.4%
United States Treasury Note, 2.125%, 11/30/23	2.2%
United States Treasury Note, 1.375%, 12/15/19	2.0%
United States Treasury Note, 0.750%, 02/28/18	1.4%
United States Treasury Note, 1.750%, 11/30/21	1.3%
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	1.0%
United States Treasury Note, 1.750%, 01/31/23	0.9%
United States Treasury Note, 1.125%, 02/28/21	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
fueled by a relatively well positioned consumer with access to non-mortgage credit and supportive labor market conditions.
Duration of U.S. interest rates was traded around the benchmark. Duration and yield curve were not impactful over the period.
Swaps, options and futures where used in conjunction with cash bonds for duration and yield curve management. Currency forwards were used for currency management and risk mitigation. These investment decisions in total (derivative instruments and cash securities) detracted from the Portfolio’s relative performance over the reporting period.
Current Strategy and Outlook: As 2016 comes to a close, we would like to look ahead to what should be another eventful year in 2017. With the Donald Trump administration set to be sworn into office in January, changes are most certainly on the horizon. Looking domestically, we believe the expectations of tax cuts, deregulation and fiscal policy will result in near-term acceleration of economic growth in the United States. We believe this increase in incrementally higher nominal growth will likely lead to improved corporate revenues and earnings, creating a constructive environment for corporate credit and supporting tighter spreads. However, structural issues such as subdued productivity and the consumer’s ongoing aversion to leverage will continue to limit the upside of potential growth. While we expect near-term global inflationary pressures will continue to build, demographics and the persistent savings glut should keep inflation expectations contained over the long term.
As expected, the Fed voted to increase interest rates by 25 basis points (0.25%) at its December FOMC meeting. Janet Yellen detailed the Fed’s plan for 2017, projecting increased GDP and a lower employment rate, and highlighted the possibility of three interest rate hikes for the year. While this may sound hawkish, this tone is in fact historically dovish. Therefore, we believe the Fed will maintain its cautious pace of rate normalization, as guided by market expectations. Globally, we believe near-term cyclical tailwinds and easier fiscal policies should reduce the need to rely so heavily on global monetary policy accommodation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Limited Maturity Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	0.91%	0.58%	1.74%
Class I	1.53%	1.19%	2.41%
Class S	1.28%	0.94%	2.15%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	1.28%	0.92%	2.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Large Cap Core Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Financials	20.7%
Consumer Discretionary	17.5%
Information Technology	15.7%
Industrials	12.9%
Health Care	10.1%
Consumer Staples	10.0%
Energy	5.0%
Materials	3.5%
Telecommunication Services	2.8%
Real Estate	0.7%
Utilities	0.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Large Cap Core Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by two sub-advisers — Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Portfolio’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Guy W. Pope, CFA, Head of Contrarian Core Strategy and Portfolio Manager of the Sleeve that is managed by CMIA, and Stephen M. Goddard, CFA, President, CIO and Lead Portfolio Manager, J. Brian Campbell, CFA, Jonathan T. Moody, CFA, Principal, and Mark E. DeVaul, CFA, Portfolio Managers of the Sleeve that is managed by TLC.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 8.81% compared to the S&P 500® Index and the Russell 1000® Index, which returned 11.96% and 12.05%, respectively, for the same period.
Portfolio Specifics: CMIA — The Sleeve underperformed the Russell 1000® Index by approximately 341 basis points (3.41%) for the year ended December 31, 2016. Stock selection was the primary driver of performance for the period, with strong stock selection in the consumer discretionary sector, which was more than offset by poor stock selection in the information technology, health care, industrials and consumer staples sectors. An overweight to the strong performing financials sector also contributed positively and an overweight to health care detracted.
In the financials sector, Morgan Stanley and JP Morgan Chase & Co. were two of the top contributors in the entire Sleeve, benefitting from the post-election rally in financials which was fueled by expectations that interest rates, tax policies and de-regulation will be significant tailwinds for the global financial services firms. Not owning Bank of America Corp., which rallied the more than the other banks, proved to be the biggest detractor relative to the benchmark in the period.
Verizon Communications also contributed positively to performance following positive earnings results. The company is a leading provider of communications services within the United States. The nature of this business allows for a steady stream of cash flows. After a sluggish 2015, the stock
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	4.6%
Apple, Inc.	4.3%
Wells Fargo & Co.	2.9%
General Electric Co.	2.6%
Verizon Communications, Inc.	2.4%
Carmax, Inc.	2.4%
Dollar Tree, Inc.	2.3%
Lowe’s Cos, Inc.	2.3%
Carnival Corp.	2.3%
Edgewell Personal Care Co.	2.3%
Portfolio holdings are subject to change daily.
benefited from investors’ increased focus on value and yield during the period.
CVS Health Corporation (“CVS”) was a top detractor in the period. Rumblings about the potential for increased regulation, especially regarding pharmaceutical pricing, put a damper on health care stocks in general. Both CVS and Walgreen’s, with their link to health care, were vulnerable to the same concerns. After years of gaining significant market share in the pharmacy benefit management business, CVS/Caremark has run up against more stiff competition.
Another top detractor was auto parts manufacturer Delphi Automotive Plc. Early in the period the company reported solid earnings, profit margins and organic sales growth, but the UK-based company sold off on the outcome of the Brexit vote and concerns on the global auto cycle.
Video game maker Activision Blizzard detracted this period after being a top contributor for many previous periods. The stock sold off after the company reported disappointing sales of its latest Call of Duty game, impacted by a strong competition and some cannibalization from an online version.
TLC — The Sleeve underperformed the Russell 1000® Index by approximately 313 basis points (3.13%) for the year ended December 31, 2016. In 2016 the market rewarded high beta, value, smaller cap, and more cyclical companies. While our portfolios do tilt more toward Value, this year the strength in Value vs. Growth came largely from banks and energy/commodity related businesses. We typically avoid or underweight these sectors due to lower returns on capital and the lack of identifiable elements (balance sheet strength) that can limit the downside.
The Sleeve’s underperformance reflects a positive impact from sector allocation offset by stock selection. At the sector level, an overweight of financials and underweight of health care had a positive impact on relative performance, partially offset by the negative impact of an underweight of energy and overweight of consumer discretionary.
The best performing stocks relative to the Russell 1000® Index for the year were Deere & Company, General Dynamics, Norfolk Southern, Alleghany, and Apple. Shares of Deere & Company traded higher despite the difficult environment in the agriculture markets as investors turned more positive on the shares reflecting some signs of improvement and the announcement of  $500M in cost savings. General Dynamics shares rose 28% reflecting solid performance in the defense business and stabilization in the Gulfstream division and an improved outlook for defense spending after the election. Norfolk Southern shares rallied 31% during the year as the company is managing its expenses well through soft market conditions. Alleghany trended higher most of the year after delivering solid quarterly results with consistent growth in book value. Apple ended higher after reporting an anticipated iPhone slow down failed to materialize. In addition, the stock benefited from improved prospects to repatriate some of its cash.
The worst performing stocks relative to the benchmark for the year were Eli Lilly, Edgewell Personal Care Company, Bristol Myers Squibb Company, Carnival Corporation and Lowe’s Companies. Eli Lilly shares were volatile during the year and ended down 10% on disappointing results for one of its

Portfolio Managers’ Report	Voya Multi-Manager Large Cap Core Portfolio

Alzheimer’s drugs, but we remain attracted to the company’s strong balance sheet, cash flow generation, and excellent history of turning R&D spending into blockbuster drugs. Edgewell Personal Care shares were weak late in the year, but we remain attracted to the strong stable of brands in large markets and the long term potential for mergers and acquisitions. Bristol Myers was weak during the third quarter after results for one of its cancer drugs came in weaker than expected. Shares of Carnival Corporation were quite volatile all year as solid reported results with improvement in bookings and onboard spending were offset by fears of weak global GDP growth. Lowes was weaker later in the quarter on the prospect for higher interest rates.
Current Strategy and Outlook: CMIA — The team hasn’t made any significant position changes as a result of the election, instead planning to stick to its process and continue to monitor indications about things like interest rates, trade agreements, tax policy and regulations. As we await forthcoming details on President-elect Trump’s administration and agenda, we continue to adhere to our bottom-up, fundamental research process, using pessimism as the starting point of our contrarian process to select potential investment candidates for a well-diversified portfolio where we see the ability for long-term value creation.
TLC — U.S. economic data showed improvement late in 2016 (third quarter of 2016 real GDP rose 3.5%), which helped drive stocks higher. In addition to the solid economy, some investors are excited about potential changes following a change in leadership. What is clear is the U.S. economy continues to generate moderate growth with a relatively strong labor market (less than 5% unemployment with average hourly earnings increasing roughly 2.5%). The U.S. consumer (70% of US GDP) is in good shape, which bodes well for future spending. The U.S. Federal Reserve Board raised the federal funds rate in December 2016 and may continue with rate increases in 2017. However, while interest rates may move higher over the next few months, we believe rates will remain low relative to history for quite some time. Low rates could be a positive for equity market valuations. That said, we note the U.S. is in its eighth year of economic recovery and we believe equity markets are certainly not cheap based on traditional metrics. Fortunately, we are still finding high conviction investment ideas with a focus on limiting downside risk in each holding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Multi-Manager Large Cap Core Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	8.09%	11.87%	4.92%
Class I	8.81%	12.54%	5.59%
Class R6(1)	8.89%	12.55%	5.60%
Class S	8.52%	12.27%	5.32%
S&P 500® Index	11.96%	14.66%	6.95%
Russell 1000® Index	12.05%	14.69%	7.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Large Cap Core Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to May 1, 2013, the Portfolio was managed by a different sub-adviser.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Stock Index Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	20.6%
Financials	14.7%
Health Care	13.5%
Consumer Discretionary	11.9%
Industrials	10.2%
Consumer Staples	9.3%
Energy	7.5%
Utilities	3.1%
Real Estate	2.9%
Materials	2.8%
Telecommunication Services	2.6%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Stock Index Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser. Portfolio holdings are subject to change daily.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 11.65% compared to the S&P 500® Index, which returned 11.96% for the same period.
Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.
On the sector level, and on an absolute basis, energy, telecommunication services, and financials were the best performing sectors. By contrast, health care, real estate, and consumer staples sectors were the sectors that added the least amount of value for the period.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Apple, Inc.	3.2%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. – Class B	1.6%
JPMorgan Chase & Co.	1.6%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc.	1.4%
AT&T, Inc.	1.3%
Portfolio holdings are subject to change daily.
management” approach designed to track the performance of the S&P 500® Index.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Stock Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class ADV May 28, 2009	Since Inception of Class S April 30, 2007	Since Inception of Class S2 August 1, 2007
Class ADV	11.11%	13.77%	—	14.15%	—	—
Class I	11.65%	14.37%	6.68%	—	—	—
Class S	11.35%	14.10%	—	—	6.11%	—
Class S2	11.19%	13.91%	—	—	—	6.21%
S&P 500® Index	11.96%	14.66%	6.95%	15.05%	6.64%	6.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® Clarion Real Estate Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

REITS - Office Property	14.7%
REITS - Apartments	14.2%
REITS - Diversified	12.9%
REITS - Regional Malls	12.4%
REITS - Shopping Centers	8.6%
REITS - Health Care	8.5%
REITS - Warehouse/Industrial	7.1%
REITS - Storage	6.5%
REITS - Hotels	5.0%
Web Hosting/Design	2.7%
REITS - Manufactured Homes	2.4%
Casino Services	1.7%
REITS - Single Tenant	1.5%
Hotels & Motels	0.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, and Joseph P. Smith, CFA, Managing Director and Co-Chief Investment Officer, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 4.24% compared to the MSCI U.S. REIT® Index, which returned 8.60% for the same period.
Portfolio Specifics: Real estate stocks, as measured by the MSCI U.S. REIT® Index, were up in a volatile year, returning 8.60%, outperforming bonds but trailing broader equities. A “growth scare” early in the year put into motion an intense search for dividend yield which persisted through much of the year. Companies with above average dividend yield sharply outperformed in this environment, as growth expectations were discounted in exchange for the certainty of current return via the dividend. This search abated at the end of 2016 as the surprising election result has rekindled optimism for future economic growth along with expectations for higher inflation and interest rates. Financial markets extrapolated a Trump campaign platform which emphasized significant fiscal stimulus, including corporate and individual tax cuts, increased fiscal spending, and regulatory reform in healthcare and banking. Real estate stocks ultimately ended the year in positive territory as investors digested the “new news” of higher rates but also prospectively higher economic growth looking out to 2017, growth which ultimately will benefit demand for commercial property.
Improving economic growth and modestly increasing inflation should benefit real estate stocks. Given the weakness in real estate stocks during the fourth quarter, our conviction that property stocks will perform well over the next twelve months has only increased. The election results are a potential game-changer in a global economic framework which had been mired in a “lower for longer,” slow growth context with little apparent in the way of catalysts despite somewhat hopeful economic releases more recently in the U.S. The prospects for renewed and improved economic growth as the result of an aggressive mix of tax cuts and fiscal stimulus in the U.S. increases tenant demand for commercial property and ultimately improves earnings growth of property companies.
The Portfolio’s negative relative performance in 2016 was driven by poor stock selection. Our negative stock selection was driven by two primary factors: 1) outperformance of high dividend yielding stocks versus our fundamental approach of owning attractively valued stocks that offer good earnings growth
Top Ten Holdings as of December 31, 2016 (as a percentage of net assets)

Simon Property Group, Inc.	8.1%
Public Storage, Inc.	4.7%
ProLogis, Inc.	4.2%
Welltower, Inc.	4.2%
Vornado Realty Trust	4.1%
Equity Residential	4.1%
AvalonBay Communities, Inc.	4.0%
General Growth Properties, Inc.	3.8%
Digital Realty Trust, Inc.	3.4%
Host Hotels & Resorts, Inc.	3.1%
Portfolio holdings are subject to change daily.
prospects; and 2) an overweight concentration in high quality, coastal apartment stocks. Despite this year’s difficult relative performance, we remain staunch believers that real estate investing for long-term success requires a focus on total return (i.e., yield and growth). Fundamentals do matter and we believe performance is a function of property fundamentals and valuation.
Current Strategy and Outlook: We believe the U.S. should outperform global listed real estate markets in 2017 as investors seek favorable risk-adjusted total returns. We are overweight sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap. We favor class-A mall companies, technology, industrial and office companies; we are more selective in the healthcare and net lease sectors. We are neutral on shopping centers. Residential stocks have underperformed in 2016 in the face of supply concerns in coastal markets and decelerating top-line growth but we believe are reasonably valued with still robust absolute growth. Class-A mall stocks have been oversold on on-line shopping concerns and we believe offer good value at these levels. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation.
Near-term headwinds from higher interest rates are weighing on real estate stocks as they are perceived by many investors to be rate sensitive. With real estate companies trading at a discount to our estimate of inherent real estate value, or NAV, and an implied capitalization rate approaching 6%, we believe this to be a misperception and the sell-off to be overdone.
We believe listed property company earnings should improve in this environment, with stable to improving occupancies, and higher rents. While global risks have become more elevated in the aftermath of surprising political outcomes in 2016, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices. The spread between capitalization rates and 10-year sovereign bond yields additionally remains at wide levels despite the recent movement in interest rates, and suggests that there is a further “cushion” should bond yields rise further.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Clarion Real Estate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	3.86%	10.06%	4.33%
Class I	4.47%	10.72%	4.97%
Class S	4.24%	10.45%	4.70%
Class S2	4.07%	10.28%	4.54%
MSCI U.S. REIT® Index	8.60%	11.86%	4.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® Franklin Income Portfolio

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

Common Stock	49.3%
Corporate Bonds/Notes	37.4%
Equity-Linked Securities	6.4%
Preferred Stock	2.5%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, CFA, Alex Peters, CFA, and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 15.68% compared to the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 11.96% and 2.65%, respectively, for the same period.
Portfolio Specifics: A broad range of equity sectors contributed to Portfolio returns over the course of the year, led by energy, utilities, information technology and materials. Chevron, Royal Dutch Shell and BP all generated attractive gains in the energy sector, supported in large part by the recovery in crude oil prices in 2016. All three companies aggressively pursued self-help measures that emphasized reductions in upstream capital investment and select non-core asset sales. We believe these actions proved critical in enabling these companies to navigate the severe decline in oil prices and sustain attractive dividends for shareholders. At period-end, dividend coverage appeared more sustainable to us as a result.
Utility sector equity holdings favorably impacted performance in the first half of the year. With valuations elevated, in our view, relative to many other sectors offering attractive dividend yields, we reduced holdings and had a lower weighting in the sector than we have had historically.
Within information technology, Texas Instruments, Microsoft and Apple were meaningful contributors to gains during the year. Strong demand for semiconductors and integrated circuits across a range of important end markets helped Texas Instruments deliver several quarters of improving revenues, operating profit and earnings. Microsoft benefited from the rollout of Office 365 and strong growth in its cloud computing platform. Apple’s shares advanced behind continued strength in smartphones, particularly as a leading competitor struggled.
Materials company Rio Tinto benefited from the broad recovery experienced in many commodity markets, especially copper and iron ore, which experienced improved demand amid optimism for stable to improving global economic growth.
The laggards among equity holdings were largely focused in health care and consumer discretionary. The primary equity detractors included major and specialty pharmaceutical manufacturers, which continued to experience backlash from select inquiries into industry pricing policies. Holdings including AstraZeneca, Roche Holding, Teva Pharmaceutical Industries and Sanofi detracted from performance during the period. Most
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Royal Dutch Shell PLC - Class A ADR	2.3%
Chevron Corp.	2.1%
Dow Chemical Co.	1.9%
General Electric Co.	1.9%
Apple, Inc.	1.8%
Pfizer, Inc.	1.6%
Microsoft Corp.	1.5%
BP PLC ADR	1.5%
Great Plains Energy, Inc.	1.4%
Chesapeake Energy Corp. TL 1L, 8.500%, 08/23/21	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
of the weakness in consumer discretionary holdings was among automotive manufacturers such as Ford Motor Company as concern mounted that auto sales had peaked.
On the fixed income side, energy sector holdings generally experienced strong returns over the course of the year as oil and gas prices moved higher after bottoming in the first quarter of 2016. Holdings of exploration and production companies including Chesapeake Energy, Bill Barrett and Sanchez Energy delivered what we considered attractive income and generated strong price gains during the period. Elsewhere, iHeartCommunications benefited from stable trends in its core media and radio businesses, while also making progress in dealing with its substantial debt load and upcoming maturities. Sprint’s bonds advanced as key operating metrics improved and the company took significant steps to raise capital to fund expenditures to improve its wireless networks capability and services. Fixed income detractors included hospital manager and operator Community Health Systems Inc. and oil and natural gas companies California Resources, Energy XXI Gulf Coast and Linn Energy.
The Portfolio made moderate use of derivative instruments during the period, such as equity options and equity-linked notes. The goal of these instruments is to enhance Portfolio returns and yield and, in some cases, broaden the investment universe. These positions had a modest impact on performance.
Current Strategy and Outlook: With interest rates moving higher to end the year we believe the opportunity in select areas of fixed income markets is improving, likely leading to further balance between equity and fixed income in the Portfolio. Within equities, despite the recent gains, we continued to focus on opportunities where we believe companies have potential for improving fundamentals at reasonable valuations and offer attractive dividends and the prospect for dividend growth going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Franklin Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	15.26%	7.61%	4.56%
Class I	16.02%	8.23%	5.24%
Class S	15.68%	8.03%	5.01%
Class S2	15.52%	7.85%	4.85%
S&P 500® Index	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	VY® JPMorgan Small Cap Core Equity Portfolio

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Industrials	19.3%
Financials	18.3%
Information Technology	13.2%
Consumer Discretionary	12.7%
Health Care	12.1%
Real Estate	7.0%
Materials	4.8%
Energy	4.0%
Consumer Staples	3.4%
Utilities	2.9%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
VY® JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long-term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Executive Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 21.59% compared to the Russell 2000® Index, which returned 21.31% for the same period.
Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. Stock selection in the software and services and systems hardware sectors aided performance. At the individual stock level, Talen Energy and Quad/Graphics were the top contributors. Within the energy sector, our position in Talen Energy contributed to performance. Shares spiked after the company agreed to be acquired by Riverstone Holdings for an all-cashtransaction of  $14 per share, or $5.2 billion. Additionally, within the media sector, our position in Quad/Graphics helped results as shares outperformed throughout the year following a series of strong earnings results that exceeded analyst expectations. Despite secular headwinds, the company established itself as a top performer in the commercial paper industry by improving its free cash flow through reductions in capital expenditures, maintaining a stable dividend, and expanding into more cost-efficient services (e.g., digital market solutions).
Alternatively, stock selection in the semiconductors and pharmaceutical sectors hurt Portfolio returns. At the stock level, First Solar and FirstCash were the top detractors. Within the semiconductors sector, our position in First Solar hindered returns. Shares underperformed during the period due to a combination of declining near-term backlog in project activity and continued pricing pressure in the solar panel industry. Despite industry pressure, expectations are high for the stock as the company has a solid balance sheet and continues to improve the competitiveness of its thin-film panel technology. Additionally, within the finance sector, our position in FirstCash detracted from performance. Despite performing relatively well throughout the year, the stock declined significantly during its holding period in the Portfolio, driven primarily by Donald Trump’s victory in the U.S. presidential election as the company’s significant presence in Mexico could hurt future earnings given the recent decline in the Mexican peso.
The fundamental sleeve outperformed the Russell 2000® Index during the year. Strong stock selection in the health-care and producer durables sectors contributed the most to relative performance. Stock selection in financial services and materials and processing detracted from performance.
Overweight positions in Toro and Patterson UTI-Energy were the top contributors to performance in the year. Toro is a leading designer, manufacturer and marketer of turf care equipment and irrigation products to landscape professionals and consumers worldwide. The company has benefitted from strong product
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Toro Co.	1.4%
Portland General Electric Co.	1.1%
Aptargroup, Inc.	1.0%
West Pharmaceutical Services, Inc.	0.9%
Spectrum Brands Holdings, Inc.	0.9%
Pool Corp.	0.9%
Patterson-UTI Energy, Inc.	0.9%
Brinker International, Inc.	0.7%
Landstar System, Inc.	0.7%
Allison Transmission Holdings, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
cycle momentum in its core golf and landscape business, a healthy overall end demand environment and solid execution on margins. Patterson UTI-Energy, a U.S. oil service company that provides land drilling and pressure pumping services, outperformed due to consistently beating earnings and revenue expectations. OPEC’s announced production cut also provided a tailwind later in the fourth quarter.
Realogy Holdings, a provider of real estate franchising, brokerage, relocation and title services, and Crocs, a designer and manufacturer of shoes, were top detractors. Realogy underperformed over the year after reporting weak earnings results during the second quarter, driven by minimal operating leverage, and sluggish trends in the higher-end/luxury market that drove the company’s transaction volume below the industry average. Crocs traded lower after reporting earnings below expectations, resulting in sales guidance being reduced. Lower sales were generated from a tough U.S. wholesale market due to a general drop in traffic and wholesalers’ aversion to inventory risk.
Current Strategy and Outlook: Within the quantitative sleeve, the Portfolio was challenged in 2016 as our valuation factors positioned the Portfolio to overweight pro-cyclical stocks perceived to be more volatile, and conversely underweight high-yielding bond proxies, which was a headwind for performance in the first nine months of the year. However, following the reversal of market leadership from overvalued bond proxies to undervalued cyclical names, the Portfolio was well positioned to outperform in the fourth quarter. To the extent that we see a continued improvement in volatility’s performance over the remainder of the year, we would expect to see returns strengthen. In addition, we continue to see our valuation factor as the key driver of long-term returns.
Within the fundamental sleeve, we seek to own high-quality businesses, run by management teams with a proven track record of creating shareholder value. The Portfolio continues to find opportunities in the materials and processing and consumer discretionary sectors, both of which remain overweight exposures in the Portfolio. The producer durables sector also represents an overweight. The technology and utilities sectors remain underweight exposures in the Portfolio. A trend throughout 2016 was the narrowing of the health-care underweight due to a combination of new ideas, outperformance of existing holdings and underperformance of biotechnology. Health care ended the year closer to a market weight.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® JPMorgan Small Cap Core Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	21.17%	15.51%	8.27%
Class I	21.92%	16.21%	8.93%
Class R6(1)	21.86%	16.20%	8.92%
Class S	21.59%	15.92%	8.66%
Class S2	21.39%	15.74%	8.49%
Russell 2000® Index	21.31%	14.46%	7.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	VY® Templeton Global Growth Portfolio

Geographic Diversification as of December 31, 2016 (as a percentage of net assets)

United States	35.2%
United Kingdom	11.1%
France	6.5%
South Korea	6.4%
Germany	6.3%
Netherlands	5.6%
Japan	5.0%
China	3.4%
Switzerland	3.1%
Israel	2.1%
Countries between 0.3% – 2.0%^	10.9%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 10 countries, which each represents 0.3% – 2.0% of net assets.
Portfolio holdings are subject to change daily.
VY® Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA, Chief Investment Officer and President, Tucker Scott, CFA and Executive Vice President, Heather Arnold, CFA and Director of Research for the Templeton Global Equity Group, and James Harper, CFA, Portfolio Managers of Templeton Global Advisors Limited — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 10.89% compared to the MSCI World IndexSM, which returned 7.51% for the same period.
Portfolio Specifics: Global equities advanced in 2016, an eventful year that began with fear and volatility and ended with renewed optimism and many major bourses hitting near-record highs. The Portfolio overcame significant currency headwinds and outperformed the MSCI World IndexSM for the year, benefiting from a long-awaited rally in depressed cyclical stocks that rewarded disciplined value investors.
The Portfolio’s significantly overweighted energy position benefited relative results amid rebounding oil prices. Stock selection in the sector also helped. U.S. oilfield services firm Halliburton and U.K. oil major Royal Dutch Shell led sector contributors. Our current energy strategy involves selectively reducing exposure to some energy services and exploration and production stocks with what we viewed as fuller valuations and rotating into integrated oil producers we see as more modestly valued. We believe oil prices look well supported, given vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and major oil producers’ recent agreement to curtail a larger-than-expected amount of production.
The materials sector also contributed, led by Swiss miner and trader Glencore, which rebounded after intensive restructuring and balance sheet repair. Similar to energy, we began selling what we viewed as fully valued industrial miners and rotating into depressed precious metals miners we feel have countercyclical risk and return characteristics.
Stock selection benefited relative results in the information technology sector. Shares of South Korean semiconductor and consumer electronics manufacturer Samsung Electronics rose as the firm recovered from a high-profile product recall and introduced more shareholder-friendly governance initiatives.
Stock selection in the industrials sector also aided relative results. Shares of commercial vehicle, engine and parts manufacturer Navistar International rose after the company announced an equity investment by Volkswagen Truck & Bus. Company management expected the strategic alliance to benefit Navistar’s purchasing operations, technology options and liquidity position.
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.1%
Royal Dutch Shell PLC - Class B	2.8%
Citigroup, Inc.	2.5%
Teva Pharmaceutical Industries Ltd. ADR	2.1%
Amgen, Inc.	2.0%
Oracle Corp.	1.9%
JPMorgan Chase & Co.	1.9%
American International Group, Inc.	1.9%
Hyundai Motor Co.	1.9%
Standard Chartered PLC	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Turning to detractors, stock selection and an overweighted position in health care hindered relative results as the sector fell following political criticism during the U.S. election cycle. Although Israeli drug manufacturer Teva Pharmaceutical Industries declined, we believe the company could experience solid organic growth and cash flow generation sufficient to pay down debt and support its dividend. Industry fundamentals more broadly continued to impress us, characterized by high returns on equity, strong cash flows and low leverage.
Financials stocks rebounded near period-end as interest rates rose and growth expectations improved, though the late recovery failed to overcome earlier weakness. Stock selection in the sector hurt relative performance. European banks lagged but remained abundantly cheap in our assessment, relative to U.S. peers, and well placed to benefit from the potential for economic reflation, higher interest rates, falling loan-loss provisions and the end of re-regulation.
Regionally, stock selection in the U.S. helped relative results, as did security selection in Asia and Europe. Conversely, positioning in several countries, including Sweden, Italy and China, hindered performance.
During the year, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose.
Current Strategy and Outlook: Value has been bouncing off an extremely low base and, notwithstanding the risk of temporary consolidation should stocks periodically get ahead of themselves, the longer term prospects for our investment philosophy remain attractive to us. We are watching specifically for any meaningful improvements in the earnings of value stocks, which could drive the next leg of performance for a style that has thus far benefited primarily from higher valuation multiples. Conversely, economic and interest-rate normalization represent significant challenges for bondholders with nominally fixed returns. Real assets that can adjust for, or pass through, price increases and sustainably generate cash flows — like equities — appear to us far better positioned. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VY® Templeton Global Growth Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	10.47%	9.22%	2.34%
Class I	11.16%	9.92%	3.04%
Class S	10.89%	9.65%	2.79%
Class S2	10.69%	9.47%	2.63%
MSCI World IndexSM	7.51%	10.41%	3.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya High Yield Portfolio
Class ADV	$1,000.00	$1,065.00	1.08%	$5.61	$1,000.00	$1,019.71	1.08%	$5.48
Class I	1,000.00	1,067.10	0.48	2.49	1,000.00	1,022.72	0.48	2.44
Class S	1,000.00	1,066.80	0.73	3.79	1,000.00	1,021.47	0.73	3.71
Class S2	1,000.00	1,064.90	0.88	4.57	1,000.00	1,020.71	0.88	4.47
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,045.50	1.27%	$6.53	$1,000.00	$1,018.75	1.27%	$6.44
Class I	1,000.00	1,048.90	0.67	3.45	1,000.00	1,021.77	0.67	3.40
Class R6	1,000.00	1,048.80	0.67	3.45	1,000.00	1,021.77	0.67	3.40
Class S	1,000.00	1,047.50	0.92	4.73	1,000.00	1,020.51	0.92	4.67
Class S2	1,000.00	1,046.90	1.07	5.51	1,000.00	1,019.76	1.07	5.43
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,096.90	1.24%	$6.54	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,101.30	0.64	3.38	1,000.00	1,021.92	0.64	3.25
Class R6	1,000.00	1,100.40	0.64	3.38	1,000.00	1,021.92	0.64	3.25
Class S	1,000.00	1,099.80	0.89	4.70	1,000.00	1,020.66	0.89	4.52
Class S2	1,000.00	1,099.00	1.04	5.49	1,000.00	1,019.91	1.04	5.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$995.80	0.88%	$4.41	$1,000.00	$1,020.71	0.88%	$4.47
Class I	1,000.00	999.20	0.28	1.41	1,000.00	1,023.73	0.28	1.42
Class S	1,000.00	998.30	0.53	2.66	1,000.00	1,022.47	0.53	2.69
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	$1,000.00	$1,061.70	1.32%	$6.84	$1,000.00	$1,018.50	1.32%	$6.70
Class I	1,000.00	1,064.60	0.72	3.74	1,000.00	1,021.52	0.72	3.66
Class R6	1,000.00	1,065.30	0.72	3.74	1,000.00	1,021.52	0.72	3.66
Class S	1,000.00	1,063.30	0.97	5.03	1,000.00	1,020.26	0.97	4.93
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,074.60	0.80%	$4.17	$1,000.00	$1,021.11	0.80%	$4.06
Class I	1,000.00	1,077.00	0.27	1.41	1,000.00	1,023.78	0.27	1.37
Class S	1,000.00	1,075.40	0.51	2.66	1,000.00	1,022.57	0.51	2.59
Class S2	1,000.00	1,075.00	0.67	3.49	1,000.00	1,021.77	0.67	3.40
VY® Clarion Real Estate Portfolio
Class ADV	$1,000.00	$938.20	1.31%	$6.38	$1,000.00	$1,018.55	1.31%	$6.65
Class I	1,000.00	941.10	0.71	3.46	1,000.00	1,021.57	0.71	3.61
Class S	1,000.00	940.00	0.96	4.68	1,000.00	1,020.31	0.96	4.88
Class S2	1,000.00	939.30	1.11	5.41	1,000.00	1,019.56	1.11	5.63
VY® Franklin Income Portfolio
Class ADV	$1,000.00	$1,076.90	1.36%	$7.10	$1,000.00	$1,018.30	1.36%	$6.90
Class I	1,000.00	1,080.50	0.76	3.97	1,000.00	1,021.32	0.76	3.86
Class S	1,000.00	1,079.10	1.01	5.28	1,000.00	1,020.06	1.01	5.13
Class S2	1,000.00	1,078.40	1.16	6.06	1,000.00	1,019.30	1.16	5.89
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,168.60	1.45%	$7.90	$1,000.00	$1,017.85	1.45%	$7.35
Class I	1,000.00	1,172.10	0.85	4.64	1,000.00	1,020.86	0.85	4.32
Class R6	1,000.00	1,171.50	0.85	4.64	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	1,170.40	1.10	6.00	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,169.40	1.25	6.82	1,000.00	1,018.85	1.25	6.34
VY® Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,133.10	1.55%	$8.31	$1,000.00	$1,017.34	1.55%	$7.86
Class I	1,000.00	1,136.90	0.95	5.10	1,000.00	1,020.36	0.95	4.82
Class S	1,000.00	1,135.80	1.20	6.44	1,000.00	1,019.10	1.20	6.09
Class S2	1,000.00	1,134.00	1.35	7.24	1,000.00	1,018.35	1.35	6.85

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of Voya Investors Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of Voya Investors Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 23, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$624,410,301	$5,777,362,492	$1,544,710,377	$234,079,369
Short-term investments at fair value**	29,975,080	128,003,130	39,468,100	80,301,935
Total investments at fair value	$654,385,381	$5,905,365,622	$1,584,178,477	$314,381,304
Cash	25,112,780	145	659	413,505
Cash collateral for futures	—	—	346,153	161,710
Cash pledged for centrally cleared swaps (Note 2)	—	—	—	125,000
Receivables:
Investment securities sold	—	1,227,107	—	10,000
Fund shares sold	95,406	485,318	132,125	194,330
Dividends	—	4,864,953	2,788,394	2,905
Interest	10,331,924	—	—	1,081,918
Foreign tax reclaims	—	217,064	234,011	—
Prepaid expenses	—	25,512	6,540	—
Reimbursement due from manager	—	15,846	120,091	—
Other assets	22,851	178,067	61,637	11,108
Total assets	689,948,342	5,912,379,634	1,587,868,087	316,381,780
LIABILITIES:
Payable for investment securities purchased	—	7,088,019	—	2,657,102
Payable for fund shares redeemed	13,286,131	17,828,601	867,150	125,455
Payable upon receipt of securities loaned	28,777,180	37,620,130	12,318,100	20,979,564
Variation margin payable on centrally cleared swaps	—	—	—	1,649
Payable for unified fees	268,897	—	—	69,263
Payable for investment management fees	—	3,252,748	959,761	—
Payable for distribution and shareholder service fees	152,409	1,478,801	232,595	32,752
Payable to trustees under the deferred compensation plan (Note 6)	22,851	178,067	61,637	11,108
Payable for trustee fees	—	29,887	7,732	—
Other accrued expenses and liabilities	—	792,604	232,792	—
Total liabilities	42,507,468	68,268,857	14,679,767	23,876,893
NET ASSETS	$647,440,874	$5,844,110,777	$1,573,188,320	$292,504,887
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$681,420,141	$4,827,772,167	$1,420,404,507	$300,396,728
Undistributed net investment income	5,014,562	22,843,819	5,719,095	304,285
Accumulated net realized gain (loss)	(46,551,354)	440,168,170	(23,474,388)	(7,637,534)
Net unrealized appreciation (depreciation)	7,557,525	553,326,621	170,539,106	(558,592)
NET ASSETS	$647,440,874	$5,844,110,777	$1,573,188,320	$292,504,887
+ Including securities loaned at value	$28,069,191	$36,870,007	$12,032,789	$20,544,253
* Cost of investments in securities	$616,830,417	$5,224,012,114	$1,374,145,901	$234,764,258
** Cost of short-term investments	$29,997,439	$128,003,130	$39,468,100	$80,213,848
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
Class ADV
Net assets	$98,834,584	$1,986,386,768	$64,578,103	$22,863,718
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,875,101	122,457,279	5,477,559	2,341,705
Net asset value and redemption price per share	$10.01	$16.22	$11.79	$9.76
Class I
Net assets	$57,828,272	$1,769,294,904	$572,744,264	$170,578,323
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,774,333	102,050,056	47,748,401	17,126,257
Net asset value and redemption price per share	$10.01	$17.34	$12.00	$9.96
Class R6
Net assets	n/a	$6,969,683	$549,578	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	401,892	45,842	n/a
Net asset value and redemption price per share	n/a	$17.34	$11.99	n/a
Class S
Net assets	$484,963,333	$2,014,562,230	$934,779,007	$99,062,846
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	48,460,253	118,710,672	78,848,081	9,868,997
Net asset value and redemption price per share	$10.01	$16.97	$11.86	$10.04
Class S2
Net assets	$5,814,685	$66,897,192	$537,368	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	580,237	3,968,441	45,323	n/a
Net asset value and redemption price per share	$10.02	$16.86	$11.86	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
ASSETS:
Investments in securities at fair value+*	$361,354,002	$4,511,372,299	$588,975,476	$478,723,419
Short-term investments at fair value**	13,356,230	66,428,799	4,504,903	37,490,726
Total investments at fair value	$374,710,232	$4,577,801,098	$593,480,379	$516,214,145
Cash	1,049	389	—	41,693
Cash collateral for futures	—	2,420,658	—	—
Receivables:
Investment securities sold	2,222,509	47,919	2,212,901	109,000
Fund shares sold	128,616	4,165,712	305,092	244,380
Dividends	460,145	5,764,919	3,655,824	546,993
Interest	—	—	—	3,102,753
Foreign tax reclaims	—	—	—	138,996
Prepaid expenses	—	—	2,775	2,046
Reimbursement due from manager	—	—	49,076	—
Other assets	7,275	92,800	23,102	19,560
Total assets	377,529,826	4,590,293,495	599,729,149	520,419,566
LIABILITIES:
Payable for investment securities purchased	2,296,112	—	2,120,365	—
Payable for fund shares redeemed	3,444,823	27,681,320	845,244	24,684
Payable upon receipt of securities loaned	8,567,377	12,288,799	1,633,382	19,300,534
Payable for unified fees	228,931	1,007,887	—	—
Payable for investment management fees	—	—	408,381	315,646
Payable for distribution and shareholder service fees	12,795	125,933	131,723	125,330
Payable to trustees under the deferred compensation plan (Note 6)	7,275	92,800	23,102	19,560
Payable for trustee fees	—	—	3,257	2,438
Other accrued expenses and liabilities	—	—	53,389	91,055
Total liabilities	14,557,313	41,196,739	5,218,843	19,879,247
NET ASSETS	$362,972,513	$4,549,096,756	$594,510,306	$500,540,319
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$303,773,989	$2,782,042,147	$543,584,330	$475,453,220
Undistributed net investment income	747,109	12,133,244	11,202,960	20,965,551
Accumulated net realized gain (loss)	17,041,730	197,426,680	(6,264,503)	(41,880,551)
Net unrealized appreciation	41,409,685	1,557,494,685	45,987,519	46,002,099
NET ASSETS	$362,972,513	$4,549,096,756	$594,510,306	$500,540,319
+ Including securities loaned at value	$8,389,623	$12,016,363	$1,597,368	$18,748,887
* Cost of investments in securities	$319,944,317	$2,953,682,417	$542,987,957	$432,757,122
** Cost of short-term investments	$13,356,230	$66,428,799	$4,504,903	$37,437,995
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
Class ADV
Net assets	$1,102,786	$116,242,064	$90,083,653	$72,063,538
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	74,547	8,689,938	2,573,673	6,785,282
Net asset value and redemption price per share	$14.79	$13.38	$35.00	$10.62
Class I
Net assets	$304,473,996	$4,195,760,642	$105,754,206	$9,477,946
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,448,908	304,318,713	2,882,848	858,055
Net asset value and redemption price per share	$14.89	$13.79	$36.68	$11.05
Class R6
Net assets	$3,202	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	215	n/a	n/a	n/a
Net asset value and redemption price per share	$14.89	n/a	n/a	n/a
Class S
Net assets	$57,392,529	$61,753,712	$375,761,296	$411,297,484
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,848,772	4,509,722	10,272,400	37,440,821
Net asset value and redemption price per share	$14.91	$13.69	$36.58	$10.99
Class S2
Net assets	n/a	$175,340,338	$22,911,151	$7,701,351
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	12,951,550	630,269	702,808
Net asset value and redemption price per share	n/a	$13.54	$36.35	$10.96
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$760,019,346	$184,904,738
Short-term investments at fair value**	54,525,274	12,982,241
Total investments at fair value	$814,544,620	$197,886,979
Cash	9,566	205,405
Cash collateral for futures	717,909	—
Foreign currencies at value***	—	5
Receivables:
Investment securities sold	661,257	25,879
Fund shares sold	159,293	183,803
Dividends	1,410,205	355,957
Interest	—	7,932
Foreign tax reclaims	—	249,521
Other assets	16,647	14,217
Total assets	817,519,497	198,929,698
LIABILITIES:
Payable for investment securities purchased	2,174,280	408,008
Payable for fund shares redeemed	1,576,792	10,195
Payable upon receipt of securities loaned	37,733,883	4,882,241
Payable for unified fees	553,965	157,688
Payable for distribution and shareholder service fees	167,098	41,044
Payable to trustees under the deferred compensation plan (Note 6)	16,647	14,217
Total liabilities	42,222,665	5,513,393
NET ASSETS	$775,296,832	$193,416,305
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$557,543,536	$177,293,055
Undistributed net investment income	3,630,608	3,057,596
Accumulated net realized gain	38,691,023	350,032
Net unrealized appreciation	175,431,665	12,715,622
NET ASSETS	$775,296,832	$193,416,305
+ Including securities loaned at value	$36,711,948	$4,748,786
* Cost of investments in securities	$584,459,708	$172,163,151
** Cost of short-term investments	$54,525,274	$12,982,068
*** Cost of foreign currencies	$—	$4
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
Class ADV
Net assets	$120,441,821	$6,272
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	6,496,249	660
Net asset value and redemption price per share	$18.54	$9.50
Class I
Net assets	$178,586,061	$1,916,006
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,118,026	195,108
Net asset value and redemption price per share	$19.59	$9.82
Class R6
Net assets	$30,213	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	1,543	n/a
Net asset value and redemption price per share	$19.58	n/a
Class S
Net assets	$436,517,830	$188,514,442
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	22,560,176	19,045,892
Net asset value and redemption price per share	$19.35	$9.90
Class S2
Net assets	$39,720,907	$2,979,585
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	2,073,845	304,009
Net asset value and redemption price per share	$19.15	$9.80
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio	Voya Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$80,829,283	$46,702,277	$29,428
Interest	42,571,532	—	1,435	4,865,304
Securities lending income, net	383,368	135,609	281,656	75,818
Total investment income	42,954,900	80,964,892	46,985,368	4,970,550
EXPENSES:
Investment management fees	—	38,710,200	11,074,172	—
Unified fees	3,160,913	—	—	788,297
Distribution and shareholder service fees:
Class ADV	618,784	13,562,044	405,315	163,974
Class S	1,194,605	5,040,588	2,341,559	243,104
Class S2	24,040	304,645	2,402	—
Transfer agent fees	—	7,992	2,627	—
Shareholder reporting expense	—	284,648	108,340	—
Professional fees	—	241,640	72,415	—
Custody and accounting expense	—	637,760	170,520	—
Trustee fees and expenses	40,746	179,323	46,389	18,346
Miscellaneous expense	—	282,493	87,022	—
Interest expense	20	3,021	20	1,794
Total expenses	5,039,108	59,254,354	14,310,781	1,215,515
Net waived and reimbursed fees	(144,267)	(1,245,264)	(1,685,862)	(13,360)
Net expenses	4,894,841	58,009,090	12,624,919	1,202,155
Net investment income	38,060,059	22,955,802	34,360,449	3,768,395
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,338,544)	456,730,699	(8,255,487)	(473,388)
Foreign currency related transactions	(41)	(1,036)	(10,025)	—
Futures	—	—	1,207,927	304,588
Swaps	—	—	—	(662,928)
Net realized gain (loss)	(18,338,585)	456,729,663	(7,057,585)	(831,728)
Net change in unrealized appreciation (depreciation) on:
Investments	67,756,236	(275,681,608)	168,992,014	839,336
Foreign currency related transactions	—	(3,562)	6,059	—
Futures	—	—	8,010	82,660
Swaps	—	—	—	(188,785)
Net change in unrealized appreciation (depreciation)	67,756,236	(275,685,170)	169,006,083	733,211
Net realized and unrealized gain (loss)	49,417,651	181,044,493	161,948,498	(98,517)
Increase in net assets resulting from operations	$87,477,710	$204,000,295	$196,308,947	$3,669,878
* Foreign taxes withheld	$—	$16,403	$584,917	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya Multi- Manager Large Cap Core Portfolio	Voya U.S. Stock Index Portfolio	VY® Clarion Real Estate Portfolio	VY® Franklin Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,274,023	$95,862,450	$17,167,699	$11,247,630
Interest	—	13,541	—	15,162,427
Securities lending income, net	12,828	293,594	8,906	487,793
Total investment income	7,286,851	96,169,585	17,176,605	26,897,850
EXPENSES:
Investment management fees	—	—	5,310,229	3,656,564
Unified fees	2,812,899	11,513,907	—	—
Distribution and shareholder service fees:
Class ADV	7,205	703,441	596,416	437,187
Class S	147,502	133,796	1,043,974	1,007,907
Class S2	—	774,251	109,943	33,217
Transfer agent fees	—	—	1,103	566
Shareholder reporting expense	—	—	34,530	18,126
Professional fees	—	—	27,936	24,680
Custody and accounting expense	—	—	66,240	46,318
Trustee fees and expenses	25,219	267,342	19,538	14,626
Miscellaneous expense	—	—	39,868	37,570
Interest expense	409	2,878	—	—
Total expenses	2,993,234	13,395,615	7,249,777	5,276,761
Net waived and reimbursed fees	(29,850)	(146,911)	(914,500)	(118,791)
Brokerage commission recapture	(16,078)	—	—	(3,034)
Net expenses	2,947,306	13,248,704	6,335,277	5,154,936
Net investment income	4,339,545	82,920,881	10,841,328	21,742,914
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,739,225	244,366,650	68,854,960	23,314,309
Foreign currency related transactions	90	—	210	33,632
Futures	—	6,982,721	—	—
Net realized gain	18,739,315	251,349,371	68,855,170	23,347,941
Net change in unrealized appreciation (depreciation) on:
Investments	8,508,481	153,311,012	(53,204,298)	25,197,372
Foreign currency related transactions	—	—	—	807
Futures	—	101,074	—	—
Net change in unrealized appreciation (depreciation)	8,508,481	153,412,086	(53,204,298)	25,198,179
Net realized and unrealized gain	27,247,796	404,761,457	15,650,872	48,546,120
Increase in net assets resulting from operations	$31,587,341	$487,682,338	$26,492,200	$70,289,034
* Foreign taxes withheld	$8,239	$—	$—	$352,874

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	VY® JPMorgan Small Cap Core Equity Portfolio	VY® Templeton Global Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,847,229	$5,081,276
Interest	—	74,897
Securities lending income, net	486,937	264,843
Total investment income	11,334,166	5,421,016
EXPENSES:
Unified fees	5,931,665	1,861,314
Distribution and shareholder service fees:
Class ADV	686,646	37
Class S	986,095	471,954
Class S2	167,013	14,029
Trustee fees and expenses	42,941	12,735
Interest expense	—	66
Total expenses	7,814,360	2,360,135
Net waived and reimbursed fees	(61,569)	(34,500)
Brokerage commission recapture	(27,428)	(2,606)
Net expenses	7,725,363	2,323,029
Net investment income	3,608,803	3,097,987
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,292,625	2,506,582
Foreign currency related transactions	(9)	(14,957)
Futures	1,603,554	—
Net realized gain	41,896,170	2,491,625
Net change in unrealized appreciation (depreciation) on:
Investments	93,609,794	13,657,903
Foreign currency related transactions	—	(1,019)
Futures	(142,157)	—
Net change in unrealized appreciation (depreciation)	93,467,637	13,656,884
Net realized and unrealized gain	135,363,807	16,148,509
Increase in net assets resulting from operations	$138,972,610	$19,246,496
* Foreign taxes withheld	$8,891	$429,537

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya High Yield Portfolio		Voya Large Cap Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$38,060,059	$42,232,492	$22,955,802	$16,161,891
Net realized gain (loss)	(18,338,585)	(9,328,565)	456,729,663	788,038,537
Net change in unrealized appreciation (depreciation)	67,756,236	(44,357,818)	(275,685,170)	(414,788,813)
Increase (decrease) in net assets resulting from operations	87,477,710	(11,453,891)	204,000,295	389,411,615
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,014,357)	(5,742,211)	—	(190,421)
Class I	(4,565,788)	(3,701,062)	(10,150,685)	(10,448,530)
Class R6	—	—	(8,761)	—
Class S	(31,752,793)	(32,239,715)	(5,968,265)	(8,036,581)
Class S2	(362,229)	(345,147)	(79,319)	(204,971)
Net realized gains:
Class ADV	—	—	(287,609,320)	(239,941,829)
Class I	—	—	(233,935,266)	(180,817,870)
Class R6	—	—	(201,908)	—
Class S	—	—	(259,037,272)	(218,363,228)
Class S2	—	—	(9,064,499)	(8,248,358)
Total distributions	(42,695,167)	(42,028,135)	(806,055,295)	(666,251,788)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,893,800	68,039,728	272,064,269	315,039,053
Proceeds from shares issued in merger (Note 11)	—	—	186,912,298	—
Reinvestment of distributions	42,695,167	42,028,135	806,054,895	666,251,788
	106,588,967	110,067,863	1,265,031,462	981,290,841
Cost of shares redeemed	(139,438,606)	(190,766,331)	(1,095,121,802)	(1,156,779,520)
Net increase (decrease) in net assets resulting from capital share transactions	(32,849,639)	(80,698,468)	169,909,660	(175,488,679)
Net increase (decrease) in net assets	11,932,904	(134,180,494)	(432,145,340)	(452,328,852)
NET ASSETS:
Beginning of year or period	635,507,970	769,688,464	6,276,256,117	6,728,584,969
End of year or period	$647,440,874	$635,507,970	$5,844,110,777	$6,276,256,117
Undistributed net investment income at end of year or period	$5,014,562	$9,647,436	$22,843,819	$16,103,039

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Value Portfolio		Voya Limited Maturity Bond Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$34,360,449	$32,549,569	$3,768,395	$3,035,990
Net realized gain (loss)	(7,057,585)	49,021,079	(831,728)	(352,855)
Net change in unrealized appreciation (depreciation)	169,006,083	(163,182,579)	733,211	(710,380)
Increase (decrease) in net assets resulting from operations	196,308,947	(81,611,931)	3,669,878	1,972,755
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,168,861)	(945,149)	(387,210)	(180,976)
Class I	(13,344,348)	(11,223,240)	(4,822,555)	(1,822,280)
Class R6	(10,704)	(51)	—	—
Class S	(19,928,505)	(17,273,824)	(2,257,293)	(983,100)
Class S2	(10,717)	(9,124)	—	—
Net realized gains:
Class ADV	(1,935,899)	(3,334,725)	—	—
Class I	(16,734,440)	(32,039,011)	—	—
Class R6	(91)	—	—	—
Class S	(29,132,837)	(48,977,331)	—	—
Class S2	(17,814)	(37,631)	—	—
Total distributions	(82,284,216)	(113,840,086)	(7,467,058)	(2,986,356)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	46,200,337	54,396,063	92,459,275	98,689,004
Proceeds from shares issued in merger (Note 11)	—	197,866,458	—	—
Reinvestment of distributions	82,284,052	113,840,035	7,467,058	2,986,356
	128,484,389	366,102,556	99,926,333	101,675,360
Cost of shares redeemed	(296,157,936)	(324,064,656)	(93,239,952)	(96,455,794)
Net increase (decrease) in net assets resulting from capital share transactions	(167,673,547)	42,037,900	6,686,381	5,219,566
Net increase (decrease) in net assets	(53,648,816)	(153,414,117)	2,889,201	4,205,965
NET ASSETS:
Beginning of year or period	1,626,837,136	1,780,251,253	289,615,686	285,409,721
End of year or period	$1,573,188,320	$1,626,837,136	$292,504,887	$289,615,686
Undistributed net investment income at end of year or period	$5,719,095	$6,081,558	$304,285	$3,585,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Large Cap Core Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$4,339,545	$4,096,360	$82,920,881	$83,504,712
Net realized gain	18,739,315	14,141,929	251,349,371	257,331,863
Net change in unrealized appreciation (depreciation)	8,508,481	(20,749,422)	153,412,086	(274,947,437)
Increase (decrease) in net assets resulting from operations	31,587,341	(2,511,133)	487,682,338	65,889,138
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(17,468)	(4,771)	(1,752,401)	(1,657,029)
Class I	(7,020,673)	(3,460,112)	(82,318,524)	(77,774,655)
Class R6	(67)	—	—	—
Class S	(1,115,605)	(472,743)	(1,104,226)	(857,419)
Class S2	—	—	(2,883,758)	(2,746,282)
Net realized gains:
Class ADV	(40,328)	(84,762)	(6,874,628)	(11,207,129)
Class I	(12,302,917)	(18,779,826)	(232,818,552)	(362,468,135)
Class R6	(110)	—	—	—
Class S	(2,129,626)	(4,203,896)	(2,978,860)	(6,238,281)
Class S2	—	—	(10,777,471)	(15,854,896)
Total distributions	(22,626,794)	(27,006,110)	(341,508,420)	(478,803,826)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,689,811	195,981,902	785,450,256	848,039,746
Reinvestment of distributions	22,626,794	27,006,110	341,508,420	478,803,826
	106,316,605	222,988,012	1,126,958,676	1,326,843,572
Cost of shares redeemed	(152,866,082)	(125,558,575)	(1,225,931,880)	(955,274,748)
Net increase (decrease) in net assets resulting from capital share transactions	(46,549,477)	97,429,437	(98,973,204)	371,568,824
Net increase (decrease) in net assets	(37,588,930)	67,912,194	47,200,714	(41,345,864)
NET ASSETS:
Beginning of year or period	400,561,443	332,649,249	4,501,896,042	4,543,241,906
End of year or period	$362,972,513	$400,561,443	$4,549,096,756	$4,501,896,042
Undistributed net investment income at end of year or period	$747,109	$4,556,211	$12,133,244	$16,885,036

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Clarion Real Estate Portfolio		VY® Franklin Income Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$10,841,328	$10,006,533	$21,742,914	$31,232,139
Net realized gain (loss)	68,855,170	63,542,538	23,347,941	(23,128,446)
Net change in unrealized appreciation (depreciation)	(53,204,298)	(56,361,881)	25,198,179	(47,898,365)
Increase (decrease) in net assets resulting from operations	26,492,200	17,187,190	70,289,034	(39,794,672)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,198,205)	(1,065,344)	(4,263,768)	(3,533,679)
Class I	(1,971,015)	(2,198,922)	(618,851)	(14,249,415)
Class S	(6,488,209)	(6,097,641)	(26,249,211)	(22,612,138)
Class S2	(355,778)	(312,861)	(493,831)	(407,006)
Total distributions	(10,013,207)	(9,674,768)	(31,625,661)	(40,802,238)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,918,567	107,679,392	17,786,918	23,675,873
Reinvestment of distributions	10,013,207	9,674,768	31,625,661	40,802,238
	72,931,774	117,354,160	49,412,579	64,478,111
Cost of shares redeemed	(170,200,255)	(199,272,924)	(87,585,053)	(438,952,480)
Net decrease in net assets resulting from capital share transactions	(97,268,481)	(81,918,764)	(38,172,474)	(374,474,369)
Net increase (decrease) in net assets	(80,789,488)	(74,406,342)	490,899	(455,071,279)
NET ASSETS:
Beginning of year or period	675,299,794	749,706,136	500,049,420	955,120,699
End of year or period	$594,510,306	$675,299,794	$500,540,319	$500,049,420
Undistributed net investment income at end of year or period	$11,202,960	$9,992,202	$20,965,551	$31,608,193

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® JPMorgan Small Cap Core Equity Portfolio		VY® Templeton Global Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$3,608,803	$3,602,775	$3,097,987	$7,467,542
Net realized gain	41,896,170	60,366,053	2,491,625	57,080,760
Net change in unrealized appreciation (depreciation)	93,467,637	(91,367,457)	13,656,884	(76,169,222)
Increase (decrease) in net assets resulting from operations	138,972,610	(27,398,629)	19,246,496	(11,620,920)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(237,737)	—	(200)	(150)
Class I	(1,247,160)	(762,474)	(74,537)	(8,152,911)
Class R6	(24)	—	—	—
Class S	(1,985,091)	(943,798)	(7,004,127)	(6,219,438)
Class S2	(123,040)	(22,418)	(115,208)	(103,766)
Net realized gains:
Class ADV	(9,678,682)	(13,075,024)	(1,797)	(183)
Class I	(13,726,503)	(19,545,024)	(568,227)	(7,990,921)
Class R6	(265)	—	—	—
Class S	(34,211,734)	(53,574,274)	(57,886,519)	(6,812,850)
Class S2	(3,373,867)	(5,459,300)	(1,007,512)	(123,950)
Total distributions	(64,584,103)	(93,382,312)	(66,658,127)	(29,404,169)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	54,122,220	89,318,707	4,159,153	11,874,429
Reinvestment of distributions	64,584,103	93,382,312	66,658,127	29,404,169
	118,706,323	182,701,019	70,817,280	41,278,598
Cost of shares redeemed	(127,425,505)	(121,792,264)	(39,189,601)	(352,472,161)
Net increase (decrease) in net assets resulting from capital share transactions	(8,719,182)	60,908,755	31,627,679	(311,193,563)
Net increase (decrease) in net assets	65,669,325	(59,872,186)	(15,783,952)	(352,218,652)
NET ASSETS:
Beginning of year or period	709,627,507	769,499,693	209,200,257	561,418,909
End of year or period	$775,296,832	$709,627,507	$193,416,305	$209,200,257
Undistributed net investment income at end of year or period	$3,630,608	$3,592,971	$3,057,596	$7,179,253

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Portfolio
Class ADV
12-31-16	9.33	0.55	0.74	1.29	0.61	—	—	0.61	—	10.01	14.21	1.14	1.08	1.08	5.56	98,835	31
12-31-15	10.10	0.56•	(0.78)	(0.22)	0.55	—	—	0.55	—	9.33	(2.35)	1.24	1.08	1.08	5.57	94,398	33
12-31-14	10.60	0.57•	(0.47)	0.10	0.60	—	—	0.60	—	10.10	0.81	1.25	1.08	1.08	5.44	111,226	78
12-31-13	10.63	0.58•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10	1.10	5.44	117,539	26
12-31-12	9.93	0.59	0.73	1.32	0.62	—	—	0.62	—	10.63	13.64	1.25	1.10	1.10	5.81	92,640	32
Class I
12-31-16	9.33	0.60•	0.75	1.35	0.67	—	—	0.67	—	10.01	14.89	0.49	0.48	0.48	6.16	57,828	31
12-31-15	10.11	0.60	(0.77)	(0.17)	0.61	—	—	0.61	—	9.33	(1.86)	0.49	0.48	0.48	6.18	63,622	33
12-31-14	10.61	0.64•	(0.48)	0.16	0.66	—	—	0.66	—	10.11	1.41	0.50	0.48	0.48	6.03	61,136	78
12-31-13	10.64	0.64•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50	0.50	6.01	86,289	26
12-31-12	9.93	0.66•	0.73	1.39	0.68	—	—	0.68	—	10.64	14.43	0.50	0.50	0.50	6.43	147,591	32
Class S
12-31-16	9.33	0.58	0.75	1.33	0.65	—	—	0.65	—	10.01	14.61	0.74	0.73	0.73	5.91	484,963	31
12-31-15	10.10	0.59•	(0.77)	(0.18)	0.59	—	—	0.59	—	9.33	(2.01)	0.74	0.73	0.73	5.91	472,161	33
12-31-14	10.60	0.61•	(0.48)	0.13	0.63	—	—	0.63	—	10.10	1.16	0.75	0.73	0.73	5.79	590,463	78
12-31-13	10.63	0.62	(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75	0.75	5.78	691,275	26
12-31-12	9.93	0.64•	0.71	1.35	0.65	—	—	0.65	—	10.63	14.04	0.75	0.75	0.75	6.17	759,066	32
Class S2
12-31-16	9.34	0.56	0.75	1.31	0.63	—	—	0.63	—	10.02	14.43	0.92	0.88	0.88	5.76	5,815	31
12-31-15	10.11	0.58•	(0.77)	(0.19)	0.58	—	—	0.58	—	9.34	(2.15)	0.99	0.88	0.88	5.76	5,327	33
12-31-14	10.62	0.59	(0.48)	0.11	0.62	—	—	0.62	—	10.11	0.92	1.00	0.88	0.88	5.64	6,863	78
12-31-13	10.65	0.60•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90	0.90	5.63	6,722	26
12-31-12	9.94	0.60	0.75	1.35	0.64	—	—	0.64	—	10.65	13.97	1.00	0.90	0.90	5.98	5,628	32
Voya Large Cap Growth Portfolio
Class ADV
12-31-16	18.13	0.01	0.57	0.58	—	2.49	—	2.49	—	16.22	3.33	1.32	1.27	1.27	0.08	1,986,387	74
12-31-15	19.04	(0.01)	1.12	1.11	0.00*	2.02	—	2.02	—	18.13	5.72	1.42	1.24	1.24	(0.05)	2,244,745	70
12-31-14	18.22	0.02	2.26	2.28	0.01	1.45	—	1.46	—	19.04	13.03	1.43	1.16	1.16	0.07	2,454,572	65
12-31-13	14.17	0.03	4.24	4.27	0.06	0.16	—	0.22	—	18.22	30.29	1.43	1.07	1.07	0.14	2,519,145	77
12-31-12	12.23	0.11•	2.02	2.13	0.06	0.13	—	0.19	—	14.17	17.49	1.42	1.08	1.08	0.80	2,134,353	79
Class I
12-31-16	19.21	0.13	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.96	0.67	0.67	0.67	0.68	1,769,295	74
12-31-15	20.05	0.11	1.19	1.30	0.12	2.02	—	2.14	—	19.21	6.38	0.67	0.64	0.64	0.55	1,876,362	70
12-31-14	19.10	0.12	2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60	0.60	0.63	1,837,186	65
12-31-13	14.80	0.09	4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60	0.60	0.61	1,469,089	77
12-31-12	12.72	0.16•	2.13	2.29	0.08	0.13	—	0.21	—	14.80	18.10	0.67	0.60	0.60	1.09	969,313	79
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Growth Portfolio (continued)
Class R6
12-31-16	19.21	0.13•	0.60	0.73	0.11	2.49	—	2.60	—	17.34	3.95	0.67	0.67	0.67	0.77	6,970	74
11-24-15(5) - 12-31-15	19.47	0.02•	(0.28)	(0.26)	—	—	—	—	—	19.21	(1.34)	0.67	0.67	0.67	1.02	3	70
Class S
12-31-16	18.85	0.08	0.59	0.67	0.06	2.49	—	2.55	—	16.97	3.69	0.92	0.92	0.92	0.43	2,014,562	74
12-31-15	19.72	0.06•	1.16	1.22	0.07	2.02	—	2.09	—	18.85	6.11	0.92	0.89	0.89	0.30	2,077,008	70
12-31-14	18.82	0.07	2.35	2.42	0.07	1.45	—	1.52	—	19.72	13.35	0.93	0.85	0.85	0.38	2,349,585	65
12-31-13	14.61	0.06•	4.39	4.45	0.08	0.16	—	0.24	—	18.82	30.62	0.93	0.85	0.85	0.34	1,408,087	77
12-31-12	12.57	0.09	2.14	2.23	0.06	0.13	—	0.19	—	14.61	17.81	0.92	0.85	0.85	0.80	486,212	79
Class S2
12-31-16	18.73	0.05	0.59	0.64	0.02	2.49	—	2.51	—	16.86	3.57	1.10	1.07	1.07	0.28	66,897	74
12-31-15	19.62	0.03•	1.15	1.18	0.05	2.02	—	2.07	—	18.73	5.90	1.17	1.04	1.04	0.15	78,138	70
12-31-14	18.72	0.03	2.36	2.39	0.04	1.45	—	1.49	—	19.62	13.24	1.18	1.00	1.00	0.23	87,242	65
12-31-13	14.54	0.02	4.37	4.39	0.05	0.16	—	0.21	—	18.72	30.39	1.18	1.00	1.00	0.21	53,802	77
12-31-12	12.53	0.10•	2.10	2.20	0.06	0.13	—	0.19	—	14.54	17.69	1.17	1.00	1.00	0.71	35,383	79
Voya Large Cap Value Portfolio
Class ADV
12-31-16	10.94	0.21	1.21	1.42	0.22	0.35	—	0.57	—	11.79	13.20	1.40	1.24	1.24	1.79	64,578	118
12-31-15	12.32	0.16	(0.74)	(0.58)	0.16	0.64	—	0.80	—	10.94	(5.06)	1.50	1.24	1.24	1.50	67,001	83
12-31-14	11.67	0.17•	0.92	1.09	0.22	0.22	—	0.44	—	12.32	9.42	1.50	1.24	1.24	1.40	65,989	111
12-31-13	9.13	0.13•	2.60	2.73	0.19	—	—	0.19	—	11.67	30.12	1.51	1.26	1.26	1.17	12,730	104
12-31-12	8.19	0.15•	0.98	1.13	0.19	—	—	0.19	—	9.13	14.00	1.55	1.29	1.29	1.74	3,629	96
Class I
12-31-16	11.12	0.28	1.23	1.51	0.28	0.35	—	0.63	—	12.00	13.89	0.75	0.64	0.64	2.39	572,744	118
12-31-15	12.50	0.25•	(0.76)	(0.51)	0.23	0.64	—	0.87	—	11.12	(4.46)	0.75	0.64	0.64	2.09	560,041	83
12-31-14	11.80	0.23	0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64	0.64	1.98	643,803	111
12-31-13	9.23	0.19•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66	0.66	1.78	558,826	104
12-31-12	8.26	0.21•	0.99	1.20	0.23	—	—	0.23	—	9.23	14.71	0.80	0.69	0.69	2.35	273,167	96
Class R6
12-31-16	11.12	0.23•	1.27	1.50	0.28	0.35	—	0.63	—	11.99	13.80	0.75	0.64	0.64	2.01	550	118
11-24-15(5) - 12-31-15	11.59	0.03•	(0.30)	(0.27)	0.20	—	—	0.20	—	11.12	(2.37)	0.75	0.64	0.64	2.71	3	83
Class S
12-31-16	11.00	0.24•	1.22	1.46	0.25	0.35	—	0.60	—	11.86	13.58	1.00	0.89	0.89	2.14	934,779	118
12-31-15	12.37	0.21	(0.74)	(0.53)	0.20	0.64	—	0.84	—	11.00	(4.66)	1.00	0.89	0.89	1.84	999,196	83
12-31-14	11.70	0.21•	0.92	1.13	0.24	0.22	—	0.46	—	12.37	9.71	1.00	0.89	0.89	1.73	1,069,662	111
12-31-13	9.14	0.17•	2.61	2.78	0.22	—	—	0.22	—	11.70	30.66	1.01	0.91	0.91	1.53	608,298	104
12-31-12	8.19	0.19•	0.97	1.16	0.21	—	—	0.21	—	9.14	14.35	1.05	0.94	0.94	2.12	80,048	96
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Portfolio (continued)
Class S2
12-31-16	11.00	0.22•	1.22	1.44	0.23	0.35	—	0.58	—	11.86	13.40	1.18	1.04	1.04	2.00	537	118
12-31-15	12.36	0.20•	(0.75)	(0.55)	0.17	0.64	—	0.81	—	11.00	(4.82)	1.25	1.04	1.04	1.68	596	83
12-31-14	11.69	0.20•	0.92	1.12	0.23	0.22	—	0.45	—	12.36	9.67	1.25	1.04	1.04	1.66	798	111
09-09-13(5) - 12-31-13	10.74	0.05•	0.92	0.97	0.02	—	—	0.02	—	11.69	9.06	1.26	1.06	1.06	1.33	3	104
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-16	9.83	0.09•	0.00*	0.09	0.16	—	—	0.16	—	9.76	0.91	0.93	0.88	0.88	0.87	22,864	174
12-31-15	9.87	0.06•	(0.05)	0.01	0.05	—	—	0.05	—	9.83	0.15	1.03	0.88	0.88	0.59	28,178	325
12-31-14	9.88	0.07	(0.04)	0.03	0.04	—	—	0.04	—	9.87	0.31	1.03	0.88	0.88	0.57	36,335	433
12-31-13	9.92	0.03	0.01	0.04	0.08	—	—	0.08	—	9.88	0.36	1.03	0.88	0.88	0.35	40,656	527
12-31-12	9.88	0.03•	0.09	0.12	0.08	—	—	0.08	—	9.92	1.19	1.03	0.88	0.88	0.35	35,265	644
Class I
12-31-16	10.09	0.15•	0.00*	0.15	0.28	—	—	0.28	—	9.96	1.53	0.28	0.28	0.28	1.46	170,578	174
12-31-15	10.13	0.12•	(0.04)	0.08	0.12	—	—	0.12	—	10.09	0.82	0.28	0.28	0.28	1.20	162,082	325
12-31-14	10.14	0.12•	(0.03)	0.09	0.10	—	—	0.10	—	10.13	0.88	0.28	0.28	0.28	1.17	143,860	433
12-31-13	10.17	0.10•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28	0.28	0.94	110,389	527
12-31-12	10.10	0.09•	0.09	0.18	0.11	—	—	0.11	—	10.17	1.81	0.28	0.28	0.28	0.90	229,471	644
Class S
12-31-16	10.15	0.13	0.00*	0.13	0.24	—	—	0.24	—	10.04	1.28	0.53	0.53	0.53	1.21	99,063	174
12-31-15	10.19	0.10	(0.04)	0.06	0.10	—	—	0.10	—	10.15	0.55	0.53	0.53	0.53	0.94	99,356	325
12-31-14	10.19	0.10	(0.03)	0.07	0.07	—	—	0.07	—	10.19	0.69	0.53	0.53	0.53	0.92	105,215	433
12-31-13	10.21	0.08	(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53	0.53	0.69	117,451	527
12-31-12	10.14	0.07•	0.08	0.15	0.08	—	—	0.08	—	10.21	1.50	0.53	0.53	0.53	0.71	134,099	644
Voya Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-16	14.42	0.08•	1.06	1.14	0.23	0.54	—	0.77	—	14.79	8.09	1.38	1.32	1.32	0.56	1,103	41
12-31-15	15.54	0.08•	(0.19)	(0.11)	0.05	0.96	—	1.01	—	14.42	(0.93)	1.48	1.32	1.32	0.50	1,245	55
12-31-14	14.72	0.09	1.99	2.08	0.11	1.15	—	1.26	—	15.54	14.66	1.48	1.32	1.32	0.60	1,690	44
12-31-13	11.38	0.09•	3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33	1.33	0.67	1,541	105
12-31-12	10.46	0.10	0.94	1.04	0.12	—	—	0.12	—	11.38	9.93	1.48	1.33	1.32	0.95	1,268	43
Class I
12-31-16	14.50	0.17•	1.08	1.25	0.32	0.54	—	0.86	—	14.89	8.81	0.73	0.72	0.72	1.16	304,474	41
12-31-15	15.63	0.17•	(0.19)	(0.02)	0.15	0.96	—	1.11	—	14.50	(0.35)	0.73	0.72	0.72	1.13	337,886	55
12-31-14	14.79	0.18•	2.00	2.18	0.19	1.15	—	1.34	—	15.63	15.31	0.73	0.72	0.72	1.20	262,017	44
12-31-13	11.42	0.17•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73	0.73	1.28	316,869	105
12-31-12	10.50	0.17•	0.93	1.10	0.18	—	—	0.18	—	11.42	10.50	0.73	0.73	0.72	1.54	29,086	43
Class R6
05-03-16(5) - 12-31-16	14.65	0.12•	0.98	1.10	0.32	0.54	—	0.86	—	14.89	7.70	0.73	0.72	0.72	1.21	3	41
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Large Cap Core Portfolio (continued)
Class S
12-31-16	14.52	0.13•	1.09	1.22	0.29	0.54	—	0.83	—	14.91	8.52	0.98	0.97	0.97	0.91	57,393	41
12-31-15	15.64	0.13•	(0.18)	(0.05)	0.11	0.96	—	1.07	—	14.52	(0.56)	0.98	0.97	0.97	0.85	61,430	55
12-31-14	14.81	0.13	2.01	2.14	0.16	1.15	—	1.31	—	15.64	14.99	0.98	0.97	0.97	0.95	68,942	44
12-31-13	11.44	0.14•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98	0.98	1.02	56,868	105
12-31-12	10.51	0.14•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98	0.97	1.29	47,686	43
Voya U.S. Stock Index Portfolio
Class ADV
12-31-16	12.97	0.19	1.21	1.40	0.20	0.79	—	0.99	—	13.38	11.11	0.87	0.80	0.80	1.37	116,242	5
12-31-15	14.32	0.18	(0.07)	0.11	0.18	1.28	—	1.46	—	12.97	0.54	1.01	0.79	0.79	1.33	119,692	12
12-31-14	14.26	0.17	1.58	1.75	0.20	1.49	—	1.69	—	14.32	12.77	1.02	0.80	0.80	1.26	122,012	7
12-31-13	11.27	0.16	3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80	0.80	1.32	105,584	9
12-31-12	10.23	0.18•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80	0.80	1.59	67,287	7
Class I
12-31-16	13.34	0.26	1.25	1.51	0.27	0.79	—	1.06	—	13.79	11.65	0.27	0.27	0.27	1.90	4,195,761	5
12-31-15	14.68	0.26•	(0.06)	0.20	0.26	1.28	—	1.54	—	13.34	1.11	0.26	0.26	0.26	1.86	4,149,051	12
12-31-14	14.57	0.26•	1.61	1.87	0.27	1.49	—	1.76	—	14.68	13.37	0.27	0.27	0.27	1.79	4,186,235	7
12-31-13	11.50	0.24•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27	0.27	1.85	4,322,478	9
12-31-12	10.41	0.23•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27	0.27	2.05	4,207,241	7
Class S
12-31-16	13.26	0.22•	1.25	1.47	0.25	0.79	—	1.04	—	13.69	11.35	0.52	0.51	0.51	1.66	61,754	5
12-31-15	14.59	0.23•	(0.07)	0.16	0.21	1.28	—	1.49	—	13.26	0.89	0.51	0.50	0.50	1.62	50,470	12
12-31-14	14.49	0.23•	1.60	1.83	0.24	1.49	—	1.73	—	14.59	13.11	0.52	0.51	0.51	1.55	57,095	7
12-31-13	11.44	0.20	3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51	0.51	1.61	37,259	9
12-31-12	10.36	0.20•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51	0.51	1.80	25,865	7
Class S2
12-31-16	13.12	0.21	1.22	1.43	0.22	0.79	—	1.01	—	13.54	11.19	0.70	0.67	0.67	1.50	175,340	5
12-31-15	14.46	0.20•	(0.06)	0.14	0.20	1.28	—	1.48	—	13.12	0.75	0.76	0.66	0.66	1.46	182,682	12
12-31-14	14.38	0.19	1.60	1.79	0.22	1.49	—	1.71	—	14.46	12.94	0.77	0.67	0.67	1.39	177,899	7
12-31-13	11.37	0.19•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67	0.67	1.46	157,313	9
12-31-12	10.31	0.19•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67	0.67	1.69	93,052	7
VY® Clarion Real Estate Portfolio
Class ADV
12-31-16	34.11	0.47•	0.88	1.35	0.46	—	—	0.46	—	35.00	3.86	1.49	1.31	1.31	1.33	90,084	43
12-31-15	33.65	0.36•	0.49	0.85	0.39	—	—	0.39	—	34.11	2.58	1.59	1.31	1.31	1.08	90,056	41
12-31-14	26.29	0.33•	7.39	7.72	0.36	—	—	0.36	—	33.65	29.48	1.59	1.28	1.28	1.08	89,699	30
12-31-13	26.18	0.30•	0.15	0.45	0.34	—	—	0.34	—	26.29	1.65	1.61	1.21	1.21	1.11	62,462	52
12-31-12	22.94	0.28•	3.20	3.48	0.24	—	—	0.24	—	26.18	15.17	1.60	1.21	1.21	1.11	48,742	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Clarion Real Estate Portfolio (continued)
Class I
12-31-16	35.71	0.72•	0.92	1.64	0.67	—	—	0.67	—	36.68	4.47	0.84	0.71	0.71	1.96	105,754	43
12-31-15	35.17	0.58•	0.52	1.10	0.56	—	—	0.56	—	35.71	3.20	0.84	0.71	0.71	1.65	128,447	41
12-31-14	27.42	0.52•	7.73	8.25	0.50	—	—	0.50	—	35.17	30.27	0.84	0.68	0.68	1.64	142,041	30
12-31-13	27.22	0.48•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61	0.61	1.67	116,778	52
12-31-12	23.77	0.45•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61	0.61	1.70	114,961	35
Class S
12-31-16	35.60	0.61•	0.94	1.55	0.57	—	—	0.57	—	36.58	4.24	1.09	0.96	0.96	1.66	375,761	43
12-31-15	35.06	0.48•	0.53	1.01	0.47	—	—	0.47	—	35.60	2.95	1.09	0.96	0.96	1.38	430,712	41
12-31-14	27.35	0.43•	7.70	8.13	0.42	—	—	0.42	—	35.06	29.87	1.09	0.93	0.93	1.37	489,653	30
12-31-13	27.14	0.39•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86	0.86	1.38	420,035	52
12-31-12	23.71	0.36•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86	0.86	1.39	474,299	35
Class S2
12-31-16	35.39	0.55•	0.93	1.48	0.52	—	—	0.52	—	36.35	4.07	1.27	1.11	1.11	1.52	22,911	43
12-31-15	34.85	0.44•	0.51	0.95	0.41	—	—	0.41	—	35.39	2.79	1.34	1.11	1.11	1.26	26,084	41
12-31-14	27.18	0.38•	7.76	8.05	0.38	—	—	0.38	—	34.85	29.74	1.34	1.08	1.08	1.21	28,313	30
12-31-13	26.99	0.35•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01	1.01	1.25	25,796	52
12-31-12	23.59	0.33•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01	1.01	1.25	26,559	35
VY® Franklin Income Portfolio
Class ADV
12-31-16	9.82	0.42•	1.05	1.47	0.67	—	—	0.67	—	10.62	15.26	1.43	1.36	1.36	4.14	72,064	42
12-31-15	11.03	0.40•	(1.11)	(0.71)	0.50	—	—	0.50	—	9.82	(6.72)	1.52	1.37	1.37	3.80	68,152	18
12-31-14	10.94	0.41•	0.12	0.53	0.44	—	—	0.44	—	11.03	4.69	1.51	1.36	1.36	3.66	78,155	26
12-31-13	10.09	0.41•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36	1.36	3.91	53,031	23
12-31-12	9.55	0.52•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38	1.38	5.22	28,291	25
Class I
12-31-16	10.18	0.50•	1.09	1.59	0.72	—	—	0.72	—	11.05	16.02	0.78	0.76	0.76	4.74	9,478	42
12-31-15	11.43	0.47•	(1.16)	(0.69)	0.56	—	—	0.56	—	10.18	(6.34)	0.77	0.77	0.77	4.11	9,222	18
12-31-14	11.30	0.51•	0.09	0.60	0.47	—	—	0.47	—	11.43	5.21	0.76	0.76	0.76	4.31	311,844	26
12-31-13	10.38	0.46	1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76	0.76	4.53	326,510	23
12-31-12	9.77	0.59•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78	0.78	5.83	274,701	25
Class S
12-31-16	10.14	0.47•	1.09	1.56	0.71	—	—	0.71	—	10.99	15.68	1.03	1.01	1.01	4.49	411,297	42
12-31-15	11.35	0.45•	(1.13)	(0.68)	0.53	—	—	0.53	—	10.14	(6.31)	1.02	1.02	1.02	4.14	414,907	18
12-31-14	11.23	0.47•	0.10	0.57	0.45	—	—	0.45	—	11.35	4.91	1.01	1.01	1.01	4.05	554,146	26
12-31-13	10.31	0.46•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01	1.01	4.28	556,255	23
12-31-12	9.71	0.56•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03	1.03	5.58	513,445	25
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Franklin Income Portfolio (continued)
Class S2
12-31-16	10.11	0.45•	1.09	1.54	0.69	—	—	0.69	—	10.96	15.52	1.21	1.16	1.16	4.34	7,701	42
12-31-15	11.32	0.44•	(1.15)	(0.71)	0.50	—	—	0.50	—	10.11	(6.51)	1.27	1.17	1.17	3.99	7,770	18
12-31-14	11.20	0.45	0.10	0.55	0.43	—	—	0.43	—	11.32	4.79	1.26	1.16	1.16	3.91	10,975	26
12-31-13	10.29	0.45•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16	1.16	4.14	10,543	23
12-31-12	9.69	0.52	0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18	1.18	5.42	10,258	25
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-16	16.82	0.03	3.33	3.36	0.04	1.60	—	1.64	—	18.54	21.17	1.50	1.45	1.45	0.17	120,442	40
12-31-15	19.83	0.01	(0.58)	(0.57)	—	2.44	—	2.44	—	16.82	(4.02)	1.60	1.45	1.45	0.12	105,259	38
12-31-14	20.05	(0.03)	1.55	1.52	0.04	1.70	—	1.74	—	19.83	7.94	1.60	1.45	1.45	(0.11)	101,728	42
12-31-13	14.94	0.02•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46	1.46	0.13	85,366	41
12-31-12	12.65	0.13•	2.18	2.31	0.02	—	—	0.02	—	14.94	18.24	1.63	1.48	1.48	0.91	36,780	39
Class I
12-31-16	17.68	0.14	3.52	3.66	0.15	1.60	—	1.75	—	19.59	21.92	0.85	0.85	0.85	0.77	178,586	40
12-31-15	20.70	0.14	(0.62)	(0.48)	0.10	2.44	—	2.54	—	17.68	(3.45)	0.85	0.85	0.85	0.72	159,243	38
12-31-14	20.81	0.09	1.62	1.71	0.12	1.70	—	1.82	—	20.70	8.61	0.85	0.85	0.85	0.48	160,190	42
12-31-13	15.43	0.12	5.87	5.99	0.17	0.44	—	0.61	—	20.81	39.36	0.86	0.86	0.86	0.70	136,611	41
12-31-12	13.02	0.19•	2.28	2.47	0.06	—	—	0.06	—	15.43	18.98	0.88	0.88	0.88	1.33	90,638	39
Class R6
05-03-16(5) - 12-31-16	17.80	0.15•	3.38	3.53	0.15	1.60	—	1.75	—	19.58	21.04	0.85	0.85	0.85	1.22	30	40
Class S
12-31-16	17.48	0.10	3.46	3.56	0.09	1.60	—	1.69	—	19.35	21.59	1.10	1.10	1.10	0.52	436,518	40
12-31-15	20.49	0.09	(0.62)	(0.53)	0.04	2.44	—	2.48	—	17.48	(3.68)	1.10	1.10	1.10	0.47	404,369	38
12-31-14	20.62	0.05	1.59	1.64	0.07	1.70	—	1.77	—	20.49	8.35	1.10	1.10	1.10	0.22	459,361	42
12-31-13	15.31	0.06	5.83	5.89	0.14	0.44	—	0.58	—	20.62	38.95	1.11	1.11	1.11	0.46	482,759	41
12-31-12	12.92	0.15•	2.26	2.41	0.02	—	—	0.02	—	15.31	18.70	1.13	1.13	1.13	1.02	298,434	39
Class S2
12-31-16	17.31	0.06•	3.44	3.50	0.06	1.60	—	1.66	—	19.15	21.39	1.28	1.25	1.25	0.37	39,721	40
12-31-15	20.32	0.06	(0.62)	(0.56)	0.01	2.44	—	2.45	—	17.31	(3.87)	1.35	1.25	1.25	0.33	40,756	38
12-31-14	20.45	0.02	1.59	1.61	0.04	1.70	—	1.74	—	20.32	8.24	1.35	1.25	1.25	0.07	48,220	42
12-31-13	15.19	0.05•	5.76	5.81	0.11	0.44	—	0.55	—	20.45	38.73	1.36	1.26	1.26	0.29	51,463	41
12-31-12	12.82	0.13•	2.24	2.37	0.00*	—	—	0.00*	—	15.19	18.50	1.38	1.28	1.28	0.90	39,862	39
VY® Templeton Global Growth Portfolio
Class ADV
12-31-16	13.16	0.13•	0.84	0.97	0.46	4.17	—	4.63	—	9.50	10.47	1.62	1.55	1.55	1.22	6	23
12-31-15	15.08	0.17	(1.27)	(1.10)	0.37	0.45	—	0.82	—	13.16	(7.89)	1.68	1.53	1.53	1.20	6	21
12-31-14	15.70	0.30	(0.78)	(0.48)	0.14	—	—	0.14	—	15.08	(3.11)	1.64	1.49	1.49	1.89	6	18
12-31-13	12.23	0.12	3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49	1.49	0.89	6	12
12-31-12	10.32	0.17•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.16	1.66	1.51	1.51	1.53	5	14
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Global Growth Portfolio (continued)
Class I
12-31-16	13.46	0.20•	0.88	1.08	0.55	4.17	—	4.72	—	9.82	11.16	0.97	0.95	0.95	1.85	1,916	23
12-31-15	15.40	0.33•	(1.36)	(1.03)	0.46	0.45	—	0.91	—	13.46	(7.31)	0.90	0.90	0.90	2.07	1,837	21
12-31-14	16.02	0.40•	(0.79)	(0.39)	0.23	—	—	0.23	—	15.40	(2.56)	0.89	0.89	0.89	2.47	298,762	18
12-31-13	12.46	0.21•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89	0.89	1.50	319,415	12
12-31-12	10.45	0.22•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91	0.91	1.97	265,785	14
Class S
12-31-16	13.52	0.20	0.85	1.05	0.50	4.17	—	4.67	—	9.90	10.89	1.22	1.20	1.20	1.59	188,514	23
12-31-15	15.46	0.24•	(1.32)	(1.08)	0.41	0.45	—	0.86	—	13.52	(7.56)	1.18	1.18	1.18	1.57	203,957	21
12-31-14	16.08	0.36•	(0.79)	(0.43)	0.19	—	—	0.19	—	15.46	(2.77)	1.14	1.14	1.14	2.25	257,772	18
12-31-13	12.51	0.18•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14	1.14	1.25	307,054	12
12-31-12	10.48	0.20•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16	1.16	1.72	255,663	14
Class S2
12-31-16	13.42	0.18	0.85	1.03	0.48	4.17	—	4.65	—	9.80	10.69	1.40	1.35	1.35	1.45	2,980	23
12-31-15	15.34	0.21•	(1.30)	(1.09)	0.38	0.45	—	0.83	—	13.42	(7.69)	1.43	1.33	1.33	1.42	3,401	21
12-31-14	15.97	0.34•	(0.80)	(0.46)	0.17	—	—	0.17	—	15.34	(2.98)	1.39	1.29	1.29	2.12	4,879	18
12-31-13	12.43	0.16•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29	1.29	1.10	5,901	12
12-31-12	10.42	0.18•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31	1.31	1.57	4,626	14

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The ten series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya Multi-Manager Large Cap Core Portfolio (“Multi-Manager Large Cap Core”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® Clarion Real Estate Portfolio (“Clarion Real Estate”), VY® Franklin Income Portfolio (“Franklin Income”), VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), and VY® Templeton Global Growth Portfolio (“Templeton Global Growth”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Pursuant to a contract with DSL, Voya
Investments, LLC provides administrative services to those Portfolios advised by DSL. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. Clarion Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Clarion Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. At December 31, 2016, there were no open OTC derivative instruments in any Portfolio.
H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2016, Large Cap Value, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Limited Maturity Bond has purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolio. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.
During the year ended December 31, 2016, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2016.
	Purchased	Sold
Large Cap Value	$3,698,464	$—
Limited Maturity Bond	61,677,410	14,477,805
U.S. Stock Index	53,989,751	—
JPMorgan Small Cap Core Equity	10,215,168	—
I. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended December 31, 2016, there were no option contracts entered into by any Portfolio.
J. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
During the year ended December 31, 2016, Limited Maturity Bond had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Limited Maturity Bond used CDX swaps to gain additional exposure within various sectors of the credit markets.
During the year ended December 31, 2016, Limited Maturity Bond had an average notional amount of $5,000,000 on CDX swaps to sell protection. There were no open CDX swaps to sell protection at December 31, 2016.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
During the year ended December 31, 2016, Limited Maturity Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for Limited Maturity Bond were $22,707,000.
Limited Maturity Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Portfolio of Investments for Limited Maturity Bond for open interest rate swaps at December 31, 2016.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2016, Limited Maturity Bond had posted $125,000 in cash collateral for open centrally cleared interest rate swaps.
K. Equity-Linked Securities. Franklin Income invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked securities is recorded as Interest income in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The Portfolio records the net change in the fair value of the equity-linked security on the accompanying Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked security. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked securities at December 31, 2016.
L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2016.
M. Securities Lending. The Portfolios may loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:
	Purchases	Sales
High Yield	$194,394,565	$232,108,935
Large Cap Growth	4,375,984,276	5,039,078,049
Large Cap Value	1,795,074,111	2,002,029,389
Limited Maturity Bond	93,792,409	110,961,866
Multi-Manager Large Cap Core	156,880,009	220,453,054
U.S. Stock Index	215,638,265	591,757,473
Clarion Real Estate	277,005,393	366,484,482
Franklin Income	197,218,457	253,790,913
JPMorgan Small Cap Core Equity	275,926,356	335,570,819
Templeton Global Growth	43,371,279	78,559,512
U.S. government securities not included above were as follows:
	Purchases	Sales
Limited Maturity Bond	$395,117,362	$365,806,397

NOTE 4 — INVESTMENT MANAGEMENT FEES
Large Cap Growth, Large Cap Value, Clarion Real Estate and Franklin Income have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Large Cap Growth	0.65% on the first $5.5 billion; 0.62% on the next $1.5 billion; 0.60% on the next $3 billion; and 0.59% on the amount in excess of $10 billion
Large Cap Value	0.75% on the first $500 million; and 0.70% on the next $1.5 billion; and 0.65% on the amount in excess of $2 billion
Clarion Real Estate	0.85% on the first $200 million; 0.80% on the next $550 million; and 0.75% on the amount in excess of $750 million
Franklin Income	0.75% on the first $500 million; and 0.70% on the amount in excess of $500 million
With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. As compensation for its services under the Unified

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:
Portfolio	Fee
High Yield	0.490% on the first $1 billion; 0.480% on the next $1 billion; 0.470% on the amount in excess of $2 billion
Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million
Multi-Manager Large Cap Core	0.725% on the first $500 million; 0.675% on the next $500 million; 0.625% on the amount in excess of $1 billion
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million
Templeton Global Growth	0.960% on the first $250 million; 0.860% on the next $250 million; 0.760% on the amount in excess of $500 million

(1)
The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

The Investment Adviser has contractually agreed to waive a portion of the management fee for High Yield, Large Cap Value, Multi-Manager Large Cap Core, Clarion Real Estate and effective January 1, 2016, Franklin Income and Templeton Global Growth in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended December 31, 2016, the Investment Adviser waived $96,708, $176,532, $29,291, $256,202, $83,928 and $33,438 for High Yield, Large Cap Value, Multi-Manager Large Cap Core, Clarion Real Estate, Franklin Income and Templeton Global Growth, respectively. Termination or modification of these obligations requires approval by the Board.
The Trust and the Investment Adviser have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the
Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes a related party sub-adviser):
Portfolio	Sub-Adviser
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
Multi-Manager Large Cap Core	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC
U.S. Stock Index	Voya Investment Management Co. LLC*
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Templeton Global Growth	Templeton Global Advisors Limited
NOTE 5 — DISTRIBUTION AND SERVICE FEES
The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each respective Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each respective Portfolio that offers Class S2 shares has entered into a Rule 12b-1 distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. Effective May 1, 2016, the Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of each applicable Portfolio was an annual rate of 0.15%. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of this obligation requires approval by the Board.
Class ADV shares of the respective Portfolios have a Rule 12b-1 shareholder service and distribution plan. The respective Portfolios pay the Distributor a service fee of 0.25% and effective May 1, 2016, a distribution fee of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%. Prior to May 1, 2016, except for U.S. Stock Index, the distribution fee on Class ADV shares was 0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.15% on all applicable Portfolios, so that the actual fee paid by Class ADV shares of the Portfolios was an annual rate of 0.35%. Prior to May 1, 2016, the Distributor had agreed to waive 0.22% of the distribution fee for Class ADV shares of U.S. Stock Index, so that the actual fee paid by Class ADV shares of U.S. Stock Index was an annual rate of 0.28%.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Limited Maturity Bond	7.47%
	JPMorgan Small Cap Core Equity	7.53
Security Life of Denver Insurance Company	Limited Maturity Bond	11.80
Voya Institutional Trust Company	High Yield	13.88
	Large Cap Growth	11.90
	Large Cap Value	14.73
	Limited Maturity Bond	8.03
	U.S. Stock Index	5.83
	Clarion Real Estate	20.38
	Franklin Income	14.69
	JPMorgan Small Cap Core Equity	20.63
Voya Insurance and Annuity Company	High Yield	56.95
	Large Cap Growth	52.37
	Large Cap Value	56.66
	Limited Maturity Bond	10.98
	Multi-Manager Large Cap Core	15.14
	Clarion Real Estate	33.49
	Franklin Income	79.06
	JPMorgan Small Cap Core Equity	38.58
	Templeton Global Growth	94.46
Voya Retirement Growth Portfolio	U.S. Stock Index	23.34
Voya Retirement Insurance and Annuity Company	High Yield	25.14
	Large Cap Growth	24.48
	Large Cap Value	22.87
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Multi-Manager Large Cap Core	5.91
	U.S. Stock Index	17.60
	Clarion Real Estate	36.74
	JPMorgan Small Cap Core Equity	27.66
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	14.66
Voya Retirement Moderate Portfolio	U.S. Stock Index	6.19
Voya Solution 2025 Portfolio	Multi-Manager Large Cap Core	16.87
Voya Solution 2035 Portfolio	Multi-Manager Large Cap Core	20.43
Voya Solution 2045 Portfolio	Multi-Manager Large Cap Core	17.08
Voya Solution Income Portfolio	Multi-Manager Large Cap Core	7.88
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Large Cap Core	9.34
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Large Cap Growth(1)	1.27%	0.67%	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	0.69%	0.94%	1.09%
Clarion Real Estate	1.35%	0.75%	N/A	1.00%	1.15%
Franklin Income	1.39%	0.79%	N/A	1.04%	1.19%

(1)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(2)
Pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2017	2018	2019	Total
Clarion Real Estate	$872,802	$639,262	$606,237	$2,118,301
The Expense Limitation Agreements are contractual through May 1, 2017, except for Large Cap Growth, which is through May 1, 2018, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Portfolios utilized the line of credit during the year ended December 31, 2016, as follows:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield	1	$519,000	1.41%
Large Cap Growth	8	9,802,875	1.41
Large Cap Value	1	508,000	1.41
Limited Maturity Bond	27	1,774,593	1.37
Multi-Manager Large Cap Core	12	866,083	1.44
U.S. Stock Index	16	4,770,250	1.38
Templeton Global Growth	1	1,719,000	1.41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
High Yield
Class ADV
12/31/2016	850,870	—	616,991	(1,712,989)	(245,128)	8,310,154	—	6,014,357	(16,513,032)	(2,188,521)
12/31/2015	582,234	—	575,637	(2,048,987)	(891,116)	5,767,267	—	5,742,211	(20,539,547)	(9,030,069)
Class I
12/31/2016	1,034,432	—	468,006	(2,545,243)	(1,042,805)	10,089,057	—	4,565,788	(25,032,046)	(10,377,201)
12/31/2015	1,985,391	—	371,639	(1,589,025)	768,005	19,341,894	—	3,701,062	(15,897,786)	7,145,170
Class S
12/31/2016	4,552,861	—	3,257,856	(9,976,559)	(2,165,842)	44,278,451	—	31,752,793	(96,410,742)	(20,379,498)
12/31/2015	4,192,013	—	3,230,882	(15,260,056)	(7,837,161)	42,019,779	—	32,239,715	(151,959,039)	(77,699,545)
Class S2
12/31/2016	124,961	—	37,095	(152,200)	9,856	1,216,138	—	362,229	(1,482,786)	95,581
12/31/2015	90,629	—	34,519	(233,297)	(108,149)	910,788	—	345,147	(2,369,959)	(1,114,024)
Large Cap Growth
Class ADV
12/31/2016	1,498,650	357,144	17,897,282	(21,116,825)	(1,363,749)	25,626,749	5,776,869	287,609,320	(354,261,318)	(35,248,380)
12/31/2015	1,273,603	—	13,121,981	(19,480,348)	(5,084,764)	23,915,095	—	240,132,249	(368,977,029)	(104,929,685)
Class I
12/31/2016	8,796,583	—	14,249,034	(18,692,963)	4,352,654	159,284,184	—	244,085,951	(335,744,226)	67,625,909
12/31/2015	13,222,278	—	9,894,796	(17,035,265)	6,081,809	260,785,754	—	191,266,400	(336,044,688)	116,007,466
Class R6
12/31/2016	415,072	—	12,268	(25,602)	401,738	7,273,103	—	210,269	(443,271)	7,040,101
11/24/2015(1) - 12/31/2015	154	—	—	—	154	3,000	—	—	—	3,000
Class S
12/31/2016	4,155,539	10,716,789	15,783,534	(22,145,792)	8,510,070	76,039,523	181,135,429	265,005,537	(387,454,863)	134,725,626
12/31/2015	1,252,270	—	11,922,054	(22,097,380)	(8,923,056)	24,657,060	—	226,399,809	(432,276,025)	(181,219,156)
Class S2
12/31/2016	221,141	—	547,862	(972,350)	(203,347)	3,840,710	—	9,143,818	(17,218,124)	(4,233,596)
12/31/2015	288,412	—	447,503	(1,011,057)	(275,142)	5,678,144	—	8,453,330	(19,481,778)	(5,350,304)
Large Cap Value
Class ADV
12/31/2016	300,212	—	273,613	(1,219,746)	(645,921)	3,303,279	—	3,104,760	(13,323,008)	(6,914,969)
12/31/2015	581,254	753,692	366,605	(935,703)	765,848	6,876,916	8,765,620	4,279,874	(10,968,983)	8,953,427
Class I
12/31/2016	3,159,559	—	2,590,308	(8,372,666)	(2,622,799)	35,122,233	—	30,078,789	(93,952,025)	(28,751,003)
12/31/2015	3,193,298	—	3,649,050	(7,987,806)	(1,145,458)	38,734,443	—	43,262,251	(95,409,010)	(13,412,316)
Class R6
12/31/2016	45,476	—	885	(778)	45,583	524,482	—	10,630	(9,521)	525,591
11/24/2015(1) - 12/31/2015	260	—	—	—	260	3,000	—	—	—	3,000
Class S
12/31/2016	646,818	—	4,286,533	(16,953,353)	(12,020,002)	7,185,616	—	49,061,342	(188,683,627)	(132,436,669)
12/31/2015	741,937	16,149,042	5,652,992	(18,150,805)	4,393,166	8,585,051	189,100,838	66,251,155	(217,322,153)	46,614,891
Class S2
12/31/2016	5,767	—	2,499	(17,175)	(8,909)	64,727	—	28,531	(189,755)	(96,497)
12/31/2015	16,262	—	3,978	(30,555)	(10,315)	196,653	—	46,755	(364,510)	(121,102)
Limited Maturity Bond
Class ADV
12/31/2016	150,928	—	39,278	(713,809)	(523,603)	1,485,475	—	387,210	(7,045,156)	(5,172,471)
12/31/2015	378,571	—	18,355	(1,214,458)	(817,532)	3,747,997	—	180,976	(12,004,388)	(8,075,415)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Limited Maturity Bond (continued)
Class I
12/31/2016	7,261,118	—	478,826	(6,675,696)	1,064,248	73,852,484	—	4,822,555	(67,594,902)	11,080,137
12/31/2015	8,104,021	—	180,602	(6,422,584)	1,862,039	81,866,325	—	1,822,280	(64,903,785)	18,784,820
Class S
12/31/2016	1,687,779	—	222,455	(1,829,211)	81,023	17,121,316	—	2,257,293	(18,599,894)	778,715
12/31/2015	1,279,736	—	96,762	(1,916,235)	(539,737)	13,074,682	—	983,100	(19,547,621)	(5,489,839)
Multi-Manager Large Cap Core
Class ADV
12/31/2016	645	—	3,996	(16,453)	(11,812)	9,422	—	57,796	(231,662)	(164,444)
12/31/2015	404	—	5,977	(28,789)	(22,408)	6,159	—	89,533	(440,862)	(345,170)
Class I
12/31/2016	5,337,135	—	1,320,916	(9,504,799)	(2,846,748)	77,187,417	—	19,323,590	(137,492,778)	(40,981,771)
12/31/2015	11,886,836	—	1,475,164	(6,833,300)	6,528,700	181,116,966	—	22,239,938	(102,858,837)	100,498,067
Class R6
5/3/2016(1) - 12/31/2016	203	—	12	—	215	3,000	—	177	—	3,177
Class S
12/31/2016	441,694	—	221,787	(1,044,088)	(380,607)	6,489,972	—	3,245,231	(15,141,642)	(5,406,439)
12/31/2015	965,765	—	309,708	(1,452,911)	(177,438)	14,858,777	—	4,676,639	(22,258,876)	(2,723,460)
U.S. Stock Index
Class ADV
12/31/2016	718,865	—	660,798	(1,916,748)	(537,085)	9,353,787	—	8,627,029	(24,907,668)	(6,926,852)
12/31/2015	1,281,650	—	958,968	(1,535,463)	705,155	18,011,129	—	12,864,158	(21,003,716)	9,871,571
Class I
12/31/2016	54,281,875	—	23,328,263	(84,376,576)	(6,766,438)	730,936,136	—	315,137,076	(1,134,837,010)	(88,763,798)
12/31/2015	56,007,046	—	31,888,037	(62,031,578)	25,863,505	769,071,654	—	440,242,790	(870,041,510)	339,272,934
Class S
12/31/2016	1,446,519	—	304,366	(1,047,535)	703,350	19,276,606	—	4,083,086	(13,882,409)	9,477,283
12/31/2015	1,828,842	—	516,999	(2,452,042)	(106,201)	26,573,176	—	7,095,700	(33,424,641)	244,235
Class S2
12/31/2016	1,968,609	—	1,033,436	(3,978,781)	(976,736)	25,883,727	—	13,661,229	(52,304,793)	(12,759,837)
12/31/2015	2,484,105	—	1,370,917	(2,227,840)	1,627,182	34,383,787	—	18,601,178	(30,804,881)	22,180,084
Clarion Real Estate
Class ADV
12/31/2016	350,508	—	31,657	(448,629)	(66,464)	12,550,152	—	1,198,205	(15,709,711)	(1,961,354)
12/31/2015	512,500	—	32,891	(571,004)	(25,613)	17,478,523	—	1,065,345	(19,006,652)	(462,784)
Class I
12/31/2016	797,599	—	49,823	(1,561,912)	(714,490)	29,381,953	—	1,971,015	(57,264,030)	(25,911,062)
12/31/2015	1,643,557	—	65,038	(2,150,426)	(441,831)	57,844,651	—	2,198,922	(75,085,284)	(15,041,711)
Class S
12/31/2016	510,737	—	164,259	(2,499,780)	(1,824,784)	19,179,606	—	6,488,209	(91,212,627)	(65,544,812)
12/31/2015	825,729	—	180,617	(2,873,990)	(1,867,644)	29,667,599	—	6,097,641	(99,547,745)	(63,782,505)
Class S2
12/31/2016	49,658	—	9,058	(165,518)	(106,802)	1,806,856	—	355,778	(6,013,887)	(3,851,253)
12/31/2015	77,488	—	9,317	(162,223)	(75,418)	2,688,619	—	312,860	(5,633,243)	(2,631,764)
Franklin Income
Class ADV
12/31/2016	564,589	—	419,662	(1,137,537)	(153,286)	5,756,443	—	4,263,768	(11,399,627)	(1,379,416)
12/31/2015	623,577	—	337,505	(1,109,644)	(148,562)	6,736,896	—	3,533,678	(11,620,571)	(1,349,997)
Class I
12/31/2016	1,959	—	58,770	(108,224)	(47,495)	20,661	—	618,851	(1,136,173)	(496,661)
12/31/2015	893,359	—	1,313,310	(28,574,172)	(26,367,503)	10,331,839	—	14,249,415	(308,203,900)	(283,622,646)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Franklin Income (continued)
Class S
12/31/2016	1,098,003	—	2,502,308	(7,080,603)	(3,480,292)	11,705,982	—	26,249,211	(73,576,051)	(35,620,858)
12/31/2015	578,509	—	2,095,657	(10,558,080)	(7,883,914)	6,325,420	—	22,612,139	(116,194,648)	(87,257,089)
Class S2
12/31/2016	28,793	—	47,166	(141,426)	(65,467)	303,832	—	493,831	(1,473,202)	(675,539)
12/31/2015	25,700	—	37,791	(264,656)	(201,165)	281,718	—	407,006	(2,933,361)	(2,244,637)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2016	602,413	—	602,090	(964,865)	239,638	10,254,340	—	9,916,419	(16,199,952)	3,970,807
12/31/2015	924,160	—	706,376	(503,254)	1,127,282	17,487,633	—	13,075,024	(9,433,432)	21,129,225
Class I
12/31/2016	718,937	—	863,036	(1,469,200)	112,773	12,821,563	—	14,973,663	(25,821,863)	1,973,363
12/31/2015	1,105,956	—	1,046,778	(885,891)	1,266,843	22,138,342	—	20,307,498	(17,368,480)	25,077,360
Class R6
5/3/2016(1) - 12/31/2016	1,527	—	17	(1)	1,543	29,375	—	289	(10)	29,654
Class S
12/31/2016	1,667,655	—	2,109,372	(4,347,025)	(569,998)	29,519,257	—	36,196,825	(75,379,173)	(9,663,091)
12/31/2015	2,330,969	—	2,839,483	(4,456,910)	713,542	46,933,942	—	54,518,072	(86,284,735)	15,167,279
Class S2
12/31/2016	88,090	—	205,700	(573,836)	(280,046)	1,497,685	—	3,496,907	(10,024,507)	(5,029,915)
12/31/2015	140,309	—	288,057	(448,046)	(19,680)	2,758,790	—	5,481,718	(8,705,617)	(465,109)
Templeton Global Growth
Class ADV
12/31/2016	—	—	229	—	229	—	—	1,997	—	1,997
12/31/2015	—*	—	23	—	23	(1)	—	334	—	333
Class I
12/31/2016	19,497	—	71,418	(32,262)	58,653	222,056	—	642,764	(341,335)	523,485
12/31/2015	594,518	—	1,077,692	(20,930,553)	(19,258,343)	9,274,597	—	16,143,832	(311,407,798)	(285,989,369)
Class S
12/31/2016	374,817	—	7,146,547	(3,558,651)	3,962,713	3,896,593	—	64,890,646	(38,071,821)	30,715,418
12/31/2015	182,092	—	865,358	(2,639,493)	(1,592,043)	2,532,308	—	13,032,288	(39,788,790)	(24,224,194)
Class S2
12/31/2016	3,396	—	124,747	(77,477)	50,666	40,504	—	1,122,720	(776,445)	386,779
12/31/2015	4,700	—	15,222	(84,605)	(64,683)	67,525	—	227,715	(1,275,573)	(980,333)

*
Share amount is less than 0.500.

(1)
Commencement of operations.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:
High Yield
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$1,433,352	$(1,433,352)	$—
Barclays Capital Inc.	2,314,330	(2,314,330)	—
Citadel Clearing LLC	2,985,981	(2,985,981)	—
Citigroup Global Markets Inc.	3,242,257	(3,242,257)	—
Credit Suisse Securities (USA) LLC	2,186,595	(2,186,595)	—
Deutsche Bank Securities Inc.	1,056,863	(1,056,863)	—
Goldman, Sachs & Co.	541,254	(541,254)	—
J.P. Morgan Securities LLC	8,547,700	(8,547,700)	—
Jefferies LLC	697,362	(697,362)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,275,617	(1,275,617)	—
Morgan Stanley & Co. LLC	1,518,074	(1,518,074)	—
Nomura Securities International, Inc.	105,025	(105,025)	—
RBC Capital Markets, LLC	1,627,982	(1,627,982)	—
Scotia Capital (USA) INC	76,289	(76,289)	—
UBS Securities LLC.	460,510	(460,510)	—
Total	$28,069,191	$(28,069,191)	$—

(1)
Collateral with a fair value of  $28,777,180 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$1,064,741	$(1,064,741)	$—
Deutsche Bank Securities Inc.	30,267,171	(30,267,171)	—
Goldman, Sachs & Co.	1,512,267	(1,512,267)	—
HSBC Bank PLC	448,158	(448,158)	—
J.P. Morgan Securities LLC	2,963,856	(2,963,856)	—
Wells Fargo Securities LLC	613,814	(613,814)	—
Total	$36,870,007	$(36,870,007)	$—

(1)
Collateral with a fair value of  $37,620,130 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$6,424	$(6,424)	$—
J.P. Morgan Securities LLC	11,936,429	(11,936,429)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	89,936	(89,936)	—
Total	$12,032,789	$(12,032,789)	$—

(1)
Collateral with a fair value of  $12,318,100 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$77,409	$(77,409)	$—
RBS Securities Inc	17,588,819	(17,588,819)	—
Societe Generale	2,878,025	(2,878,025)	—
Total	$20,544,253	$(20,544,253)	$—

(1)
Collateral with a fair value of  $20,979,564 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Large Cap Core
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$1,199,914	$(1,199,914)	$—
J.P. Morgan Securities LLC	7,189,709	(7,189,709)	—
Total	$8,389,623	$(8,389,623)	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Multi-Manager Large Cap Core (continued)

(1)
Collateral with a fair value of  $8,567,377 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$964,913	$(964,913)	$—
Citigroup Global Markets Inc.	205,417	(205,417)	—
Credit Suisse Securities (USA) LLC	9,400	(9,400)	—
Goldman, Sachs & Co.	1,951,118	(1,951,118)	—
J.P. Morgan Securities LLC	798,515	(798,515)	—
Morgan Stanley & Co. LLC	1,920,294	(1,920,294)	—
Natixis Securities America LLC	2,532,326	(2,532,326)	—
SG Americas Securities, LLC	18,240	(18,240)	—
Scotia Capital (USA) INC	1,633,468	(1,633,468)	—
UBS Securities LLC.	1,603,492	(1,603,492)	—
Wells Fargo Securities LLC	379,180	(379,180)	—
Total	$12,016,363	$(12,016,363)	$—

(1)
Collateral with a fair value of  $12,288,799 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Clarion Real Estate
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$1,549,583	$(1,549,583)	$—
SG Americas Securities, LLC	47,785	(47,785)	—
Total	$1,597,368	$(1,597,368)	$—

(1)
Collateral with a fair value of  $1,633,382 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$873,896	$(873,896)	$—
Barclays Capital Inc.	5,149,977	(5,149,977)	—
Citadel Clearing LLC	371,855	(371,855)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	894,549	(894,549)	—
Credit Suisse Securities (Europe) Limited	3,324,369	(3,324,369)	—
Credit Suisse Securities (USA) LLC	1,675,426	(1,675,426)	—
Goldman, Sachs & Co.	1,093,401	(1,093,401)	—
HSBC Bank PLC	954,360	(954,360)	—
J.P. Morgan Securities LLC	1,486,737	(1,486,737)	—
Morgan Stanley & Co. LLC	535,367	(535,367)	—
Nomura Securities International, Inc.	843	(843)	—
RBC Capital Markets, LLC	2,371,461	(2,371,461)	—
SG Americas Securities, LLC	16,646	(16,646)	—
Total	$18,748,887	$(18,748,887)	$—-

(1)
Collateral with a fair value of  $19,300,534 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$74,971	$(74,971)	$—
Barclays Capital Inc.	111,972	(111,972)	—
Citadel Clearing LLC	3,548,224	(3,548,224)	—
Credit Suisse Securities (USA) LLC	104,039	(104,039)	—
Deutsche Bank Securities Inc.	220,681	(220,681)	—
Goldman, Sachs & Co.	1,768,081	(1,768,081)	—
Morgan Stanley & Co. LLC	2,122,289	(2,122,289)	—
RBC Dominion Securities Inc	2,765,658	(2,765,658)	—
SG Americas Securities, LLC	184,621	(184,621)	—
UBS AG	2,841,028	(2,841,028)	—
UBS Securities LLC.	19,350	(19,350)	—
BMO Capital Markets Corp	8,210	(8,210)	—
BNP Paribas	160,786	(160,786)	—
BNP Paribas Prime Brokerage, Inc.	20,272	(20,272)	—
Barclays Capital Inc.	974,456	(974,456)	—
Citadel Clearing LLC	742,928	(742,928)	—
Citigroup Global Markets Inc.	755,809	(755,809)	—
Credit Suisse Securities (USA) LLC	242,919	(242,919)	—
Deutsche Bank Securities Inc.	2,110,326	(2,110,326)	—
Goldman, Sachs & Co.	2,342,761	(2,342,761)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

JPMorgan Small Cap Core Equity (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	60,427	(60,427)	—
Janney Montgomery Scott LLC	23,698	(23,698)	—
Jefferies LLC	478,565	(478,565)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	371,188	(371,188)	—
Morgan Stanley & Co. LLC	2,443,349	(2,443,349)	—
National Financial Services LLC	2,775,011	(2,775,011)	—
Natixis Securities America LLC	135,340	(135,340)	—
Nomura Securities International, Inc.	300,619	(300,619)	—
RBC Capital Markets, LLC	3,923	(3,923)	—
RBC Dominion Securities Inc	1,274,248	(1,274,248)	—
SG Americas Securities, LLC	984,682	(984,682)	—
Scotia Capital (USA) INC	2,848,413	(2,848,413)	—
UBS AG	2,243,623	(2,243,623)	—
UBS Securities LLC.	776,802	(776,802)	—
Wells Fargo Securities LLC	872,679	(872,679)	—
Total	$36,711,948	$(36,711,948)	$—

(1)
Collateral with a fair value of  $37,733,883 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Global Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,470,219	$(1,470,219)	$—
Barclays Capital Securities Ltd.	51,776	(51,776)	—
Credit Suisse Securities (Europe) Limited	375,527	(375,527)	—
Credit Suisse Securities (USA) LLC	528,416	(528,416)	—
Goldman, Sachs & Co.	145,863	(145,863)	—
JP Morgan Securities, Plc.	451,827	(451,827)	—
Morgan Stanley & Co. LLC	1,087,470	(1,087,470)	—
Scotia Capital (USA) INC	32,244	(32,244)	—
Wells Fargo Securities LLC	605,444	(605,444)	—
Total	$4,748,786	$(4,748,786)	$—

(1)
Collateral with a fair value of  $4,882,241 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — REORGANIZATIONS
On August 26, 2016, Large Cap Growth (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Contrafund® Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.
Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2016, are as follows:
Net investment income	$22,444,371
Net realized and unrealized gain on investments	$190,980,994
Net increase in net assets resulting from operations	$213,425,365
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$186,912	$5,988,034	$710	$—	0.7275
The net assets of the Acquiring Portfolio after the acquisition were $6,174,946,294.
On August 14, 2015, Large Cap Value (“Acquiring Portfolio”) acquired all of the assets of, and assumed all of the liabilities of VY® Franklin Mutual Shares Portfolio (“Acquired Portfolio”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on July 28, 2015. The reorganization could provide the Acquired Portfolio’s shareholders with the potential for improved performance and an immediate benefit through lower gross and net expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 11 — REORGANIZATIONS (continued)

the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2015, are as follows:
Net investment income	$38,238,460
Net realized and unrealized loss on investments	$(106,724,656)
Net decrease in net assets resulting from operations	$(68,486,196)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 14, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$197,867	$1,613,214	$—	$10,972	0.5068
The net assets of the Acquiring Portfolio after the acquisition were $1,811,080,797.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
High Yield	$—	$2,234	$(2,234)
Large Cap Growth	—	59	(59)
Large Cap Value	(20)	(259,777)	259,797
Limited Maturity Bond	—	417,455	(417,455)
Multi-Manager Large Cap Core	—	5,166	(5,166)
U.S. Stock Index	122,996	386,236	(509,232)
Clarion Real Estate	—	382,637	(382,637)
Franklin Income	(4,657,252)	(759,895)	5,417,147
JPMorgan Small Cap Core Equity	—	21,886	(21,886)
Templeton Global Growth	—	(25,572)	25,572

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
High Yield	$42,695,167	$—	$42,028,135	$—
Large Cap Growth	16,207,030	789,848,265	38,692,421	627,559,367
Large Cap Value	34,469,670	47,814,546	47,111,993	66,728,093
Limited Maturity Bond	7,467,058	—	2,986,356	—
Multi-Manager Large Cap Core	8,153,813	14,472,981	12,529,545	14,476,565
U.S. Stock Index	95,408,977	246,099,443	88,415,784	390,388,042
Clarion Real Estate	10,013,207	—	9,674,768	—
Franklin Income	31,625,661	—	40,802,238	—
JPMorgan Small Cap Core Equity	9,379,156	55,204,947	12,188,012	81,194,300
Templeton Global Growth	7,194,072	59,464,055	14,476,265	14,927,904

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
High Yield	$5,035,023	$—-	$7,474,725	$(18,671,568)	Short-term	2017
				(3,833,064)	Short-term	None
				(23,963,922)	Long-term	None
				$(46,468,554)
Large Cap Growth	58,662,311	412,290,177	545,556,791	—	—	—
Large Cap Value	5,715,535	—	167,870,781	(11,899,405)*	Short-term	2017
				(8,844,020)	Long-term	None
				$(20,743,425)
Limited Maturity Bond	314,687	—	(647,642)	(5,567,325)	Short-term	2017
				(1,020,331)	Short-term	None
				(960,828)	Long-term	None
				$(7,548,484)
Multi-Manager Large Cap Core	753,162	19,059,046	39,392,369	—	—	—
U.S. Stock Index	16,476,157	233,164,160	1,517,488,643	—	—	—
Clarion Real Estate	11,224,705	—	41,924,438	(2,201,422)	Short-term	2017
Franklin Income	21,027,536	—	46,046,916	(41,925,368)	Short-term	2017
JPMorgan Small Cap Core Equity	3,696,138	40,922,271	173,149,327	—	—	—
Templeton Global Growth	3,889,328	448,604	11,798,516	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 13 — SUBSEQUENT EVENTS
Subsequent to December 31, 2016, the following Portfolios paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0563	February 1, 2017	Daily
Class I	$0.0614	February 1, 2017	Daily
Class S	$0.0592	February 1, 2017	Daily
Class S2	$0.0580	February 1, 2017	Daily
	Per Share Amount	Payable Date	Record Date

Limited Maturity Bond
Class ADV	$0.0126	February 1, 2017	Daily
Class I	$0.0179	February 1, 2017	Daily
Class S	$0.0159	February 1, 2017	Daily
Expense Limitation Agreement: On January 12, 2017, the Board approved revised expense limits for Franklin Income and a new Expense Limitation Agreement for Templeton Global Growth. Effective January 1, 2017, the expense

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 13 — SUBSEQUENT EVENTS (continued)

limits, through May 1, 2018, for Franklin Income are 1.28%, 0.68%, 0.93% and 1.08% for Classes ADV, I, S and S2, respectively. Effective January 1, 2017, the new expense limits, through May 1, 2018, for Templeton Global Growth are 1.45%, 0.85%, 1.10% and 1.25% for Classes ADV, I, S and S2, respectively.
Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios from DSL to Voya Investments, LLC with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments, LLC.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 6.8%
1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	$1,426,250	0.2
2,365,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	2,424,125	0.4
1,430,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	1,433,575	0.2
2,000,000	#	Cascades, Inc., 5.500%, 07/15/22	2,040,000	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,485,200	0.2
500,000	#	Constellium NV, 7.875%, 04/01/21	539,375	0.1
4,060,000	L	Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/24-03/15/43	3,562,598	0.6
230,000	#	HudBay Minerals, Inc., 7.250%, 01/15/23	238,625	0.0
230,000	#	HudBay Minerals, Inc., 7.625%, 01/15/25	239,632	0.1
2,000,000	#,L	INEOS Group Holdings SA, 5.625%, 08/01/24	1,990,000	0.3
2,075,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,349,937	0.4
480,000	#	PQ Corp., 6.750%, 11/15/22	514,800	0.1
2,250,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,115,000	0.3
5,685,000		Teck Resources Ltd., 4.500%-5.200%, 01/15/21-03/01/42	5,444,013	0.8
895,000	#	Tronox Finance LLC, 7.500%, 03/15/22	839,062	0.1
2,000,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	2,000,000	0.3
800,000	#	Valvoline, Inc., 5.500%, 07/15/24	830,000	0.1
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	987,525	0.1
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	995,794	0.2
16,594,000		Other Securities(a),(b)	12,628,841	2.0
			44,084,352	6.8
		Communications: 19.7%
1,890,000	#	Acosta, Inc., 7.750%, 10/01/22	1,597,050	0.2
400,000	#	Altice Financing SA, 6.500%, 01/15/22	418,000	0.0
1,080,000	#	Altice Financing SA, 6.625%, 02/15/23	1,112,400	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,040,000	0.2
1,530,000	#,L	Altice SA, 7.625%, 02/15/25	1,612,237	0.2
2,800,000	#	Altice SA, 7.750%, 05/15/22	2,996,000	0.5
885,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	913,762	0.1
1,130,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,155,425	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,395,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	$2,484,813	0.4
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21-09/30/22	2,068,006	0.3
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	3,183,750	0.5
675,000		CenturyLink, Inc., 7.500%, 04/01/24	710,437	0.1
950,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	971,375	0.2
3,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	3,292,495	0.5
1,760,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,874,400	0.3
500,000	#	CommScope, Inc., 5.500%, 06/15/24	519,375	0.1
2,600,000	L	CSC Holdings LLC, 5.250%, 06/01/24	2,548,000	0.4
1,125,000	#	CSC Holdings LLC, 6.625%, 10/15/25	1,231,875	0.2
2,520,000	#	CSC Holdings LLC, 10.875%, 10/15/25	3,005,100	0.5
6,690,000		DISH DBS Corp., 5.000%-7.750%, 06/01/21-07/01/26	7,083,875	1.1
4,475,000		Frontier Communications Corp., 7.125%-11.000%, 03/15/19-09/15/25	4,705,740	0.7
1,650,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,600,500	0.3
2,455,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,470,344	0.4
800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	810,000	0.1
1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	1,488,750	0.2
2,750,000	#	Midcontinent Communications / Midcontinent Finance Corp., 6.250%, 08/01/21	2,894,375	0.5
900,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	895,500	0.1
925,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	944,656	0.1
2,000,000	#	SFR Group SA, 6.000%, 05/15/22	2,060,000	0.3
3,075,000	#	SFR Group SA, 6.250%, 05/15/24	3,101,906	0.5
1,200,000	#	SFR Group SA, 7.375%, 05/01/26	1,230,000	0.2
2,159,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,185,988	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
2,350,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	$2,461,625	0.4
2,000,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,086,900	0.3
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,403,650	0.2
2,000,000		Sprint Capital Corp., 6.900%, 05/01/19	2,122,500	0.3
3,235,000		Sprint Corp., 7.125%, 06/15/24	3,340,138	0.5
1,750,000		Sprint Corp., 7.250%, 09/15/21	1,863,750	0.3
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	5,050,000	0.8
1,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,102,500	0.2
490,000	#	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 09/20/21	492,141	0.1
2,250,000	#	TEGNA, Inc., 5.500%, 09/15/24	2,280,937	0.4
470,000	#	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	491,150	0.1
2,950,000		T-Mobile USA, Inc., 6.731%, 04/28/22	3,090,125	0.5
2,200,000		T-Mobile USA, Inc., 6.250%-6.836%, 04/01/21-01/15/26	2,350,813	0.3
2,500,000		Tribune Media Co., 5.875%, 07/15/22	2,546,875	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 02/15/25	2,880,000	0.4
2,640,000	#	West Corp., 5.375%, 07/15/22	2,560,800	0.4
1,250,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,265,625	0.2
1,540,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,605,450	0.2
2,360,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,466,200	0.4
22,765,000		Other Securities(b)	21,694,726	3.4
			127,362,039	19.7
		Consumer, Cyclical: 15.7%
1,580,000	#	Adient Global Holdings Ltd, 4.875%, 08/15/26	1,552,350	0.2
2,310,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	2,337,443	0.4
1,160,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,118,623	0.2
2,500,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,568,750	0.4
2,430,000	#	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	2,351,025	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
255,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	$275,910	0.0
2,580,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,715,450	0.4
2,390,000		Caleres, Inc., 6.250%, 08/15/23	2,521,450	0.4
460,000	#	Carlson Travel, Inc., 6.750%, 12/15/23	479,550	0.0
465,000	#	Carlson Travel, Inc., 9.500%, 12/15/24	487,669	0.1
1,750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,810,165	0.3
1,170,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,240,200	0.2
2,685,000		Century Communities, Inc., 6.875%, 05/15/22	2,765,550	0.4
1,875,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,858,594	0.3
2,320,000	#	DBP Holding Corp., 7.750%, 10/15/20	1,600,800	0.2
585,000		Dollar Tree, Inc., 5.250%, 03/01/20	603,281	0.1
2,600,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,765,932	0.4
1,715,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	1,860,775	0.3
1,175,000	#	Guitar Center, Inc., 6.500%, 04/15/19	1,072,187	0.2
1,100,000	#,L	Guitar Center, Inc., 9.625%, 04/15/20	819,500	0.1
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	635,250	0.1
350,000	#	HD Supply, Inc., 5.750%, 04/15/24	370,370	0.0
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,764,700	0.6
945,000	#	International Game Technology PLC, 5.625%, 02/15/20	1,001,700	0.1
980,000	#	International Game Technology PLC, 6.250%, 02/15/22	1,055,950	0.2
955,000	#	International Game Technology PLC, 6.500%, 02/15/25	1,029,012	0.2
430,000	#,L	JC Penney Corp., Inc., 5.875%, 07/01/23	444,513	0.1
880,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	900,900	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
880,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	$895,400	0.1
475,000	#	Landry’s, Inc., 6.750%, 10/15/24	483,313	0.1
1,845,000	#	LG FinanceCo Corp., 5.875%, 11/01/24	1,881,900	0.3
1,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	998,629	0.1
4,000,000		MGM Resorts International, 6.625%-6.750%, 10/01/20-12/15/21	4,470,000	0.7
665,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	685,781	0.1
2,000,000	#,&,L	Neiman Marcus Group Ltd., Inc., 8.750%, 10/15/21	1,425,000	0.2
2,905,000	#	PetSmart, Inc., 7.125%, 03/15/23	2,970,362	0.5
2,415,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,605,181	0.4
1,710,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	1,752,750	0.3
810,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	872,775	0.1
2,500,000		Springs Industries, Inc., 6.250%, 06/01/21	2,600,000	0.4
2,050,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,773,250	0.3
2,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,311,575	0.4
465,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	483,019	0.1
2,140,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,263,050	0.3
800,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	772,000	0.1
29,597,000		Other Securities(b)	30,669,540	4.7
			101,921,124	15.7
		Consumer, Non-cyclical: 18.2%
2,145,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.625%, 06/15/24	2,241,525	0.4
1,170,000	#	Alere, Inc., 6.375%, 07/01/23	1,168,537	0.2
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,052,500	0.2
1,180,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	749,300	0.1
1,165,000	#,L	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	993,162	0.2
2,000,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,055,000	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,070,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	$2,007,900	0.3
1,872,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,889,550	0.3
1,755,000	#	CEB, Inc., 5.625%, 06/15/23	1,711,125	0.3
3,295,000		Centene Corp., 4.750%-6.125%, 02/15/21-01/15/25	3,437,974	0.5
2,790,000		Cott Beverages, Inc., 5.375%-6.750%, 01/01/20-07/01/22	2,877,256	0.5
2,000,000		Envision Healthcare Corp., 5.625%, 07/15/22	2,069,500	0.3
2,000,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,002,500	0.3
1,950,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	1,959,750	0.3
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,157,500	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,981,250	0.6
4,185,000		HCA, Inc., 5.375%-8.000%, 10/01/18-02/01/25	4,411,944	0.7
440,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	465,850	0.1
440,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	464,750	0.0
665,000	#,L	Hertz Corp., 5.500%, 10/15/24	584,369	0.1
2,445,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,536,687	0.4
2,405,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,579,362	0.4
470,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	478,225	0.1
2,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	2,334,375	0.3
2,405,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,398,987	0.4
935,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	939,675	0.2
935,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	927,403	0.1
2,040,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,121,600	0.3
1,920,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,992,000	0.3
2,570,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	2,711,607	0.4
645,000	#	Nature’s Bounty Co., 7.625%, 05/15/21	669,188	0.1
750,000	#	Nielsen Co. Luxembourg SARL., 5.500%, 10/01/21	780,938	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
900,000	#	Post Holdings, Inc., 5.000%, 08/15/26	$864,000	0.1
1,100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,226,500	0.2
1,100,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,237,500	0.2
1,600,000	#,L	Quorum Health Corp., 11.625%, 04/15/23	1,348,000	0.2
2,400,000	#	Southern Graphics, Inc., 8.375%, 10/15/20	2,448,000	0.4
2,060,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,101,200	0.3
1,175,000	#,&	Sterigenics-Nordion Topco LLC, 8.125%, 11/01/21	1,172,063	0.2
510,000	#	Team Health, Inc., 7.250%, 12/15/23	581,400	0.1
190,000	#	Tenet Healthcare Corp., 7.500%, 01/01/22	198,550	0.0
6,115,000		Tenet Healthcare Corp., 6.000%-8.125%, 02/01/20-06/15/23	5,824,738	0.9
1,285,000	#	US Foods, Inc., 5.875%, 06/15/24	1,333,188	0.2
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	755,000	0.1
3,000,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	2,600,625	0.4
1,000,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	864,060	0.1
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	411,250	0.1
2,800,000	#	Vizient, Inc., 10.375%, 03/01/24	3,178,000	0.5
1,580,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,343,000	0.2
2,580,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,960,800	0.3
2,080,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,570,400	0.3
27,919,316		Other Securities(b)	28,054,081	4.3
			117,823,644	18.2
		Energy: 13.0%
1,845,000	#	Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	1,918,800	0.3
945,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	966,262	0.2
1,020,000	#	Antero Resources Corp., 5.000%, 03/01/25	1,002,670	0.2
1,430,000	#	California Resources Corp., 8.000%, 12/15/22	1,279,850	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
715,000	#	Callon Petroleum Co., 6.125%, 10/01/24	$740,025	0.1
1,155,000	#	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,182,789	0.2
2,140,000	#	Chesapeake Energy Corp., 8.000%, 01/15/25	2,190,825	0.3
1,370,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	1,349,450	0.2
1,415,000	#	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,478,675	0.2
400,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	430,000	0.1
1,420,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	1,451,950	0.2
460,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	466,992	0.1
1,180,000	#,L	Halcon Resources Corp., 8.625%, 02/01/20	1,233,100	0.2
2,000,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,995,000	0.3
800,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	838,000	0.1
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	2,175,800	0.3
380,000		Murphy Oil Corp., 6.875%, 08/15/24	405,650	0.1
2,500,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,618,750	0.4
1,415,000	#	Murray Energy Corp., 11.250%, 04/15/21	1,100,163	0.2
400,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	422,920	0.1
2,715,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,681,063	0.4
470,000	#	PDC Energy, Inc., 6.125%, 09/15/24	482,925	0.1
1,950,000	#	Range Resources Corp., 5.875%, 07/01/22	2,037,750	0.3
2,300,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,432,250	0.4
1,190,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	1,204,875	0.2
215,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	232,469	0.0
1,480,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	1,480,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
595,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	$595,000	0.1
2,815,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	2,857,225	0.4
2,500,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,631,250	0.4
950,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 05/01/24	1,021,250	0.2
3,237,000		WPX Energy, Inc., 6.000%, 01/15/22	3,334,110	0.5
45,092,000		Other Securities(a),(b)	37,834,117	5.8
			84,071,955	13.0
		Financial: 5.0%
2,250,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,182,500	0.3
5,352,000		Ally Financial, Inc., 5.750%-8.000%, 09/15/20-11/01/31	5,808,825	0.9
1,775,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,890,375	0.3
925,000	#	Communications Sales & Leasing, Inc. / CSL Capital LLC, 7.125%, 12/15/24	936,562	0.1
3,050,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	3,042,375	0.5
800,000	#	FBM Finance, Inc., 8.250%, 08/15/21	848,000	0.1
565,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	597,487	0.1
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%	15,126	0.0
900,000	#	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc., 5.625%, 05/01/24	945,000	0.2
3,035,000		Navient Corp., 5.875%, 10/25/24	2,898,425	0.4
2,380,000		Navient Corp., 7.250%, 09/25/23	2,451,400	0.4
1,150,000		Navient Corp., 6.125%-6.625%, 07/26/21-03/25/24	1,156,188	0.2
1,210,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,246,300	0.2
7,887,000		Other Securities	8,146,205	1.3
			32,164,768	5.0
		Industrial: 10.5%
1,875,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	1,870,312	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
2,116,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	$2,203,285	0.3
2,375,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,354,219	0.4
1,375,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,454,062	0.2
1,670,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,732,625	0.3
2,020,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,818,000	0.3
1,005,000	#	BMC East LLC, 5.500%, 10/01/24	1,005,000	0.2
2,350,000	#	Bombardier, Inc., 8.750%, 12/01/21	2,499,812	0.4
285,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	287,494	0.0
2,250,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,593,125	0.4
1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,569,375	0.2
2,000,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	2,000,000	0.3
2,280,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	2,241,240	0.3
230,000	#	Grinding Media, Inc. / MC Grinding Media Canada, Inc., 7.375%, 12/15/23	242,213	0.0
2,010,000	#	James Hardie International Finance Ltd., 5.875%, 02/15/23	2,090,400	0.3
1,735,000	#	Masonite International Corp., 5.625%, 03/15/23	1,800,063	0.3
2,525,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,651,250	0.4
1,415,000	#	Novelis Corp., 5.875%, 09/30/26	1,432,688	0.2
400,000	#	Novelis Corp., 6.250%, 08/15/24	425,000	0.1
275,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	287,203	0.1
2,525,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,668,610	0.4
2,100,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,827,000	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,100,000	0.3
870,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	885,225	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
115,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	$122,403	0.0
2,000,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,100,000	0.3
1,000,000	#	Sealed Air Corp., 5.500%, 09/15/25	1,035,000	0.2
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	566,050	0.1
2,515,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,584,163	0.4
2,295,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,426,962	0.4
510,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	525,932	0.1
2,250,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,497,500	0.4
800,000	#	TransDigm, Inc., 6.375%, 06/15/26	825,600	0.1
2,520,000		TransDigm, Inc., 6.500%, 07/15/24-05/15/25	2,649,150	0.4
1,320,000	#	WESCO Distribution, Inc., 5.375%, 06/15/24	1,326,600	0.2
1,000,000	#	Wise Metals Group LLC / Wise Alloys Finance Corp., 8.750%, 12/15/18	1,045,000	0.2
1,260,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,414,350	0.2
8,105,000		Other Securities	8,505,767	1.3
			67,662,678	10.5
		Steel: 0.1%
950,481		Other Securities	953,570	0.1
		Technology: 5.7%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,348,437	0.4
1,500,000	#,&,L	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,413,750	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	492,812	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,273,278	0.2
445,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	473,471	0.0
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,300,577	0.2
445,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	494,104	0.1
1,410,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,438,200	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
2,001,000	#	Entegris, Inc., 6.000%, 04/01/22	$2,088,544	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	504,535	0.1
370,000	#	First Data Corp., 5.375%, 08/15/23	384,800	0.0
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,035,630	0.2
3,650,000	#	First Data Corp., 7.000%, 12/01/23	3,896,375	0.6
2,360,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	2,430,800	0.4
1,895,000	#	Micron Technology, Inc., 5.250%, 01/15/24	1,895,000	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	957,775	0.2
865,000	#	MSCI, Inc., 5.750%, 08/15/25	921,225	0.1
2,750,000		NCR Corp., 4.625%-6.375%, 02/15/21-12/15/23	2,853,250	0.4
1,780,000	#	Open Text Corp., 5.625%, 01/15/23	1,864,550	0.3
535,000	#	Open Text Corp., 5.875%, 06/01/26	565,763	0.1
1,000,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	1,005,000	0.2
1,430,000	#	RP Crown Parent LLC, 7.375%, 10/15/24	1,485,413	0.2
400,000	#	Veritas US, Inc. / Veritas Bermuda Ltd, 7.500%, 02/01/23	375,000	0.1
4,970,000		Other Securities	5,221,725	0.8
			36,720,014	5.7
		Utilities: 1.8%
2,960,000		Calpine Corp., 5.375%-5.750%, 01/15/23-01/15/25	2,877,450	0.4
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	3,082,500	0.5
1,050,000	#	NRG Energy, Inc., 6.625%, 01/15/27	997,500	0.1
475,000	#	NRG Energy, Inc., 7.250%, 05/15/26	475,000	0.1
1,827,000		NRG Energy, Inc., 6.250%-7.875%, 05/15/21-07/15/22	1,843,782	0.3
2,190,000		Other Securities(b)	2,369,925	0.4
			11,646,157	1.8
		Total Corporate Bonds/Notes (Cost $616,830,417)	624,410,301	96.5
SHORT-TERM INVESTMENTS: 4.6%
		Corporate Bonds/Notes: 0.2%
1,210,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (Cost $1,220,259)	1,197,900	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: 4.4%
1,438,236	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,438,316, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,467,084, due 12/31/17-10/20/46)	$1,438,236	0.2
6,834,736	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $6,835,111, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,971,431, due 01/25/17-10/20/66)	6,834,736	1.0
6,834,736	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $6,835,125, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,971,431, due 03/02/17-02/01/49)	6,834,736	1.0
6,834,736	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $6,835,111, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,971,431, due 01/15/17-08/20/66)	6,834,736	1.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
6,834,736	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $6,835,223, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,008,400, due 04/15/18-02/15/46)	$6,834,736	1.1
		28,777,180	4.4
	Total Short-Term Investments (Cost $29,997,439)	29,975,080	4.6
	Total Investments in Securities (Cost $646,827,856)	$654,385,381	101.1
	Liabilities in Excess of Other Assets	(6,944,507)	(1.1)
	Net Assets	$647,440,874	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&
Payment-in-kind

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

±
Defaulted security

(a)
The grouping contains securities in default.

(b)
This grouping contains securities on loan.

Cost for federal income tax purposes is $646,910,656.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,207,127
Gross Unrealized Depreciation	(13,732,402)
Net Unrealized Appreciation	$7,474,725

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$624,410,301	$—	$624,410,301
Short-Term Investments	—	29,975,080	—	29,975,080
Total Investments, at fair value	$—	$654,385,381	$—	$654,385,381

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.9%
312,744	@	Amazon.com, Inc.	$234,517,343	4.0
1,670,263		Coach, Inc.	58,492,610	1.0
2,317,874		Comcast Corp. - Class A	160,049,200	2.7
1,747,804	@	Dish Network Corp. - Class A	101,250,286	1.7
807,762		Foot Locker, Inc.	57,262,248	1.0
1,025,961		Hasbro, Inc.	79,809,506	1.4
1,490,871		Home Depot, Inc.	199,895,984	3.4
3,437,243		Interpublic Group of Cos., Inc.	80,465,859	1.4
892,409		Marriott International, Inc.	73,784,376	1.3
1,005,656		McDonald’s Corp.	122,408,448	2.1
615,057		Other Securities	52,126,081	0.9
			1,220,061,941	20.9
		Consumer Staples: 9.1%
1,796,808		Church & Dwight Co., Inc.	79,400,945	1.3
389,080		Costco Wholesale Corp.	62,295,599	1.1
1,072,130		Mead Johnson Nutrition Co.	75,863,919	1.3
3,001,815	@	Monster Beverage Corp.	133,100,477	2.3
1,651,111		PepsiCo, Inc.	172,755,744	2.9
141,633		Other Securities	11,385,877	0.2
			534,802,561	9.1
		Financials: 4.7%
804,357		Aon PLC	89,709,936	1.5
1,816,602		Intercontinental Exchange, Inc.	102,492,685	1.8
1,905,790		TD Ameritrade Holding Corp.	83,092,444	1.4
			275,295,065	4.7
		Health Care: 15.6%
381,292	@	Allergan plc	80,075,133	1.4
453,342		Becton Dickinson & Co.	75,050,768	1.3
426,960	@	Biogen, Inc.	121,077,317	2.1
4,159,331	@	Boston Scientific Corp.	89,966,329	1.5
1,131,076	@	Celgene Corp.	130,922,047	2.2
689,258	@	Edwards Lifesciences Corp.	64,583,475	1.1
981,416		Johnson & Johnson	113,068,937	1.9
1,033,990		UnitedHealth Group, Inc.	165,479,760	2.8
1,409,214		Zoetis, Inc.	75,435,225	1.3
			915,658,991	15.6
		Industrials: 11.4%
2,456,356		Delta Air Lines, Inc.	120,828,152	2.1
548,326		Equifax, Inc.	64,828,583	1.1
1,191,877		Fortive Corp.	63,920,363	1.1
623,254		Honeywell International, Inc.	72,203,976	1.2
1,299,966		Ingersoll-Rand PLC - Class A	97,549,449	1.7
355,373		Northrop Grumman Corp.	82,652,652	1.4
572,176		Stanley Black & Decker, Inc.	65,622,865	1.1
1,378,525		Waste Management, Inc.	97,751,208	1.7
			665,357,248	11.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 31.4%
620,435	@	Adobe Systems, Inc.	$63,873,783	1.1
334,168	@	Alphabet, Inc. - Class A	264,811,432	4.5
37,236	@	Alphabet, Inc. - Class C	28,739,490	0.5
2,792,717		Apple, Inc.	323,452,483	5.5
3,181,422		Applied Materials, Inc.	102,664,488	1.8
961,397	@	Electronic Arts, Inc.	75,719,628	1.3
1,244,088	@	Facebook, Inc.	143,132,324	2.5
781,690		Intuit, Inc.	89,589,491	1.5
5,276,895		Microsoft Corp.	327,906,255	5.6
1,150,644	@	Salesforce.com, Inc.	78,773,088	1.3
841,429		Texas Instruments, Inc.	61,399,074	1.1
1,814,258		Visa, Inc. - Class A	141,548,409	2.4
748,200	@,L	VMware, Inc.	58,905,786	1.0
1,608,733		Other Securities	74,529,100	1.3
			1,835,044,831	31.4
		Materials: 3.4%
1,315,128	@	Crown Holdings, Inc.	69,136,279	1.2
1,540,284		Dow Chemical Co.	88,135,051	1.5
817,262		Other Securities	39,825,177	0.7
			197,096,507	3.4
		Real Estate: 2.3%
841,190		American Tower Corp.	88,896,959	1.5
126,321		Other Securities	45,148,389	0.8
			134,045,348	2.3
		Total Common Stock (Cost $5,224,012,114)	5,777,362,492	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 0.6%
1,880,374	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,880,479, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,918,091, due 12/31/17-10/20/46)	1,880,374	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
8,934,939	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,935,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,113,637, due 01/25/17-10/20/66)	$8,934,939	0.1
8,934,939	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $8,935,448, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,113,638, due 03/02/17-02/01/49)	8,934,939	0.1
8,934,939	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,935,429, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,113,638, due 01/15/17-08/20/66)	8,934,939	0.2
8,934,939	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $8,935,575, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,161,967, due 04/15/18-02/15/46)	8,934,939	0.2
		37,620,130	0.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
90,383,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $90,383,000)	$90,383,000	1.6
	Total Short-Term Investments (Cost $128,003,130)	128,003,130	2.2
	Total Investments in Securities (Cost $5,352,015,244)	$5,905,365,622	101.0
	Liabilities in Excess of Other Assets	(61,254,845)	(1.0)
	Net Assets	$5,844,110,777	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $5,359,785,074.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$674,003,560
Gross Unrealized Depreciation	(128,423,012)
Net Unrealized Appreciation	$545,580,548

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Growth Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$5,777,362,492	$—	$—	$5,777,362,492
Short-Term Investments	90,383,000	37,620,130	—	128,003,130
Total Investments, at fair value	$5,867,745,492	$37,620,130	$—	$5,905,365,622

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 4.8%
622,132		Coach, Inc.	$21,787,063	1.4
340,591	@	Dish Network Corp. - Class A	19,730,437	1.2
174,898		Hasbro, Inc.	13,605,315	0.9
165,085		McDonald’s Corp.	20,094,146	1.3
			75,216,961	4.8
		Consumer Staples: 7.9%
289,911		Campbell Soup Co.	17,530,918	1.1
543,956		Coca-Cola Co.	22,552,416	1.4
258,632		Kraft Heinz Co.	22,583,746	1.5
375,133		Philip Morris International, Inc.	34,320,918	2.2
392,997		Wal-Mart Stores, Inc.	27,163,953	1.7
			124,151,951	7.9
		Energy: 14.6%
272,426		Anadarko Petroleum Corp.	18,996,265	1.2
699,922		Canadian Natural Resources Ltd.	22,313,513	1.4
430,742		Chevron Corp.	50,698,334	3.2
648,142	L	ENI SpA ADR	20,896,098	1.3
355,228		Exxon Mobil Corp.	32,062,879	2.1
572,125		Plains GP Holdings L.P.	19,841,295	1.3
520,601		Royal Dutch Shell PLC - Class A ADR	28,310,282	1.8
430,659		Schlumberger Ltd.	36,153,823	2.3
			229,272,489	14.6
		Financials: 24.8%
3,071,480		Bank of America Corp.	67,879,708	4.3
242,551		Chubb Ltd.	32,045,838	2.0
383,134		Discover Financial Services	27,620,130	1.8
746,752		Hartford Financial Services Group, Inc.	35,582,733	2.3
836,173		JPMorgan Chase & Co.	72,153,368	4.6
2,087,528		Keycorp	38,139,137	2.4
613,898		Lazard Ltd.	25,225,069	1.6
355,294		T. Rowe Price Group, Inc.	26,739,426	1.7
1,169,974		Wells Fargo & Co.	64,477,267	4.1
			389,862,676	24.8
		Health Care: 10.1%
241,302		Johnson & Johnson	27,800,403	1.8
345,892		Medtronic PLC	24,637,887	1.6
668,843		Merck & Co., Inc.	39,374,787	2.5
1,305,599		Pfizer, Inc.	42,405,856	2.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
81,367	UnitedHealth Group, Inc.	$13,021,975	0.8
440,680	Other Securities(a)	12,039,378	0.7
		159,280,286	10.1
	Industrials: 10.0%
209,499	Boeing Co.	32,614,804	2.1
202,169	Cummins, Inc.	27,630,437	1.8
304,941	Deere & Co.	31,421,121	2.0
227,256	General Dynamics Corp.	39,238,021	2.5
371,515	Timken Co.	14,749,146	0.9
149,757	Other Securities	11,481,869	0.7
		157,135,398	10.0
	Information Technology: 10.2%
398,128	Activision Blizzard, Inc.	14,376,402	0.9
199,954	Apple, Inc.	23,158,672	1.5
1,720,070	Cisco Systems, Inc.	51,980,515	3.3
253,202	Microsoft Corp.	15,733,972	1.0
794,299	Oracle Corp.	30,540,797	1.9
387,845	Qualcomm, Inc.	25,287,494	1.6
		161,077,852	10.2
	Materials: 3.9%
648,962	Dow Chemical Co.	37,133,606	2.4
400,820	Nucor Corp.	23,856,806	1.5
		60,990,412	3.9
	Real Estate: 2.8%
185,753	Crown Castle International Corp.	16,117,788	1.0
558,540	Gaming and Leisure Properties, Inc.	17,102,495	1.1
64,721	Other Securities	11,498,980	0.7
		44,719,263	2.8
	Telecommunication Services: 3.0%
1,103,626	AT&T, Inc.	46,937,214	3.0
	Utilities: 6.1%
786,830	Exelon Corp.	27,924,597	1.8
320,222	NextEra Energy, Inc.	38,253,720	2.4
490,324	PG&E Corp.	29,796,989	1.9
440,822	Other Securities	—	—
		95,975,306	6.1
	Total Common Stock (Cost $1,372,773,319)	1,544,619,808	98.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Communications: —%
32,517	Other Securities	$—	—
	Energy: 0.0%
1,685,000	Other Securities(b)	90,569	0.0
	Financial: —%
1,216,000	Other Securities(b)	—	—
	Total Corporate Bonds/Notes (Cost $1,372,582)	90,569	0.0
	Total Long-Term Investments (Cost $1,374,145,901)	1,544,710,377	98.2
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 0.8%
2,925,596	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,925,760, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,984,278, due 12/31/17-10/20/46)	2,925,596	0.2
2,925,596	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,925,756, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,984,108, due 01/25/17-10/20/66)	2,925,596	0.2
2,925,596	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,925,763, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,984,108, due 03/02/17-02/01/49)	2,925,596	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
615,716	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $615,750, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $628,030, due 10/31/18-11/30/22)	$615,716	0.0
2,925,596	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,925,756, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,984,108, due 01/15/17-08/20/66)	2,925,596	0.2
		12,318,100	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
27,150,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $27,150,000)	27,150,000	1.7
	Total Short-Term Investments (Cost $39,468,100)	39,468,100	2.5
	Total Investments in Securities (Cost $1,413,614,001)	$1,584,178,477	100.7
	Liabilities in Excess of Other Assets	(10,990,157)	(0.7)
	Net Assets	$1,573,188,320	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2016 (continued)

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

(b)
The grouping contains securities in default.

Cost for federal income tax purposes is $1,416,274,316.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$188,577,436
Gross Unrealized Depreciation	(20,673,275)
Net Unrealized Appreciation	$167,904,161

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$75,216,961	$—	$—	$75,216,961
Consumer Staples	124,151,951	—	—	124,151,951
Energy	229,272,489	—	—	229,272,489
Financials	389,862,676	—	—	389,862,676
Health Care	159,280,286	—	—	159,280,286
Industrials	157,135,398	—	—	157,135,398
Information Technology	161,077,852	—	—	161,077,852
Materials	60,990,412	—	—	60,990,412
Real Estate	44,719,263	—	—	44,719,263
Telecommunication Services	46,937,214	—	—	46,937,214
Utilities	95,975,306	—	—	95,975,306
Total Common Stock	1,544,619,808	—	—	1,544,619,808
Corporate Bonds/Notes	—	90,569	—	90,569
Short-Term Investments	27,150,000	12,318,100	—	39,468,100
Total Investments, at fair value	$1,571,769,808	$12,408,669	$—	$1,584,178,477
Other Financial Instruments+
Futures	8,010	—	—	8,010
Total Assets	$1,571,777,818	$12,408,669	$—	$1,584,186,487

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following futures contracts were outstanding for Voya Large Cap Value Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	34	03/17/17	$3,801,540	$8,010
			$3,801,540	$8,010

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Portfolio	as of December 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$8,010
Total Asset Derivatives		$8,010

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,207,927
Total	$1,207,927

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$8,010
Total	$8,010

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.4%
		Basic Materials: 0.7%
1,002,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	$1,007,685	0.4
320,000	#	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	320,051	0.1
570,000		Other Securities	572,734	0.2
			1,900,470	0.7
		Communications: 1.3%
1,050,000		AT&T, Inc., 2.300%, 03/11/19	1,054,185	0.3
2,798,000		Other Securities	2,820,194	1.0
			3,874,379	1.3
		Consumer, Cyclical: 3.1%
445,000	#	BMW US Capital LLC, 1.450%, 09/13/19	439,738	0.1
495,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	486,984	0.2
1,140,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,148,614	0.4
1,080,000		Southwest Airlines Co., 2.650%, 11/05/20	1,082,869	0.4
542,000		Southwest Airlines Co., 2.750%, 11/06/19	552,037	0.2
5,322,000		Other Securities	5,328,954	1.8
			9,039,196	3.1
		Consumer, Non-cyclical: 7.4%
980,000		Abbott Laboratories, 2.350%, 11/22/19	981,350	0.3
1,010,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	1,014,995	0.4
610,000	#	BAT International Finance PLC, 1.850%, 06/15/18	610,311	0.2
850,000	#	Danone SA, 1.691%, 10/30/19	839,632	0.3
1,060,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	1,060,456	0.4
1,010,000		Kroger Co., 1.500%-2.000%, 01/15/19-09/30/19	1,004,329	0.3
507,000	#	Mylan NV, 2.500%, 06/07/19	504,421	0.2
15,637,000		Other Securities	15,623,416	5.3
			21,638,910	7.4
		Energy: 2.5%
1,332,000		Chevron Corp., 1.365%-1.790%, 03/02/18-11/16/18	1,333,217	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
2,193,000		Shell International Finance BV, 1.375%-2.125%, 11/10/18-09/12/21	$2,171,075	0.7
3,909,000		Other Securities	3,917,860	1.3
			7,422,152	2.5
		Financial: 15.5%
340,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	338,455	0.1
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,072,237	0.4
1,123,000		Bank of America Corp., 1.950%-2.650%, 05/12/18-04/01/19	1,130,110	0.4
1,040,000		Bank of Montreal, 1.800%-2.100%, 07/31/18-12/12/19	1,040,285	0.4
500,000		Bank of Nova Scotia, 1.650%, 06/14/19	495,385	0.2
810,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	807,436	0.3
530,000	#	BNZ International Funding Ltd./London, 2.100%, 09/14/21	514,487	0.2
650,000	#	BNZ International Funding Ltd./London, 2.350%, 03/04/19	652,281	0.2
400,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	402,382	0.1
1,203,000		Citigroup, Inc., 2.050%, 12/07/18	1,203,181	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/19	596,164	0.2
915,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	909,080	0.3
1,050,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	1,059,361	0.4
490,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	484,104	0.2
950,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	956,060	0.3
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,032,248	0.3
1,322,000		Goldman Sachs Group, Inc., 2.550%-2.625%, 01/31/19-10/23/19	1,333,936	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
800,000	#	ING Bank NV, 2.050%, 08/17/18	$800,711	0.3
900,000	#	ING Bank NV, 2.700%, 08/17/20	902,993	0.3
1,070,000		JPMorgan Chase & Co., 1.700%, 03/01/18	1,069,952	0.4
540,000		JPMorgan Chase & Co., 2.550%, 03/01/21	538,100	0.2
705,000	#	Metropolitan Life Global Funding I, 1.550%, 09/13/19	694,288	0.2
2,374,000		Morgan Stanley, 2.200%-2.500%, 12/07/18-07/23/19	2,390,303	0.8
350,000	#	New York Life Global Funding, 1.550%, 11/02/18	349,024	0.1
710,000	#	Pricoa Global Funding I, 1.900%, 09/21/18	712,064	0.2
820,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	819,510	0.3
430,000		Santander UK PLC, 2.500%, 03/14/19	432,485	0.1
626,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 2.375%, 11/05/19	625,620	0.2
610,000	#	Standard Chartered PLC, 2.100%, 08/19/19	603,139	0.2
1,384,000		Toronto-Dominion Bank, 1.450%-2.250%, 09/06/18-11/05/19	1,383,767	0.5
250,000		UBS AG/Stamford CT, 1.800%, 03/26/18	250,185	0.1
860,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	860,487	0.3
760,000	#	UBS Group Funding Jersey Ltd, 2.650%, 02/01/22	738,765	0.2
438,000	#	WEA Finance LLC/ Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	443,094	0.2
1,330,000		Wells Fargo Bank NA, 2.150%, 12/06/19	1,329,600	0.5
16,402,000		Other Securities	16,247,044	5.5
			45,218,323	15.5
		Industrial: 1.4%
750,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	749,213	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
3,282,000		Other Securities	$3,299,704	1.1
			4,048,917	1.4
		Technology: 1.6%
1,230,000		Applied Materials, Inc., 2.625%, 10/01/20	1,239,908	0.4
1,290,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 3.480%, 06/01/19	1,317,264	0.4
1,642,000		Microsoft Corp., 1.100%-1.550%, 11/03/18-08/08/21	1,624,781	0.6
627,000		Other Securities	629,317	0.2
			4,811,270	1.6
		Utilities: 1.9%
1,125,000		Duke Energy Corp., 1.800%, 09/01/21	1,083,889	0.3
268,000	#	Electricite de France SA, 2.350%, 10/13/20	265,376	0.1
4,353,000		Other Securities	4,337,678	1.5
			5,686,943	1.9
		Total Corporate Bonds/Notes (Cost $103,735,140)	103,640,560	35.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
371,998		Other Securities	378,629	0.1
		Total Collateralized Mortgage Obligations (Cost $375,562)	378,629	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal Home Loan Mortgage Corporation: 0.0%##
271		Other Securities	277	0.0
		Federal National Mortgage Association: 0.1%##
131,283		Other Securities	146,779	0.1
		Total U.S. Government Agency Obligations (Cost $134,235)	147,056	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 20.9%
		Treasury Inflation Indexed Protected Securities: 3.8%
11,055,352		0.125%, due 04/15/18	$11,158,553	3.8
		U.S. Treasury Notes: 17.1%
264,400		0.750%, due 01/31/18	263,868	0.1
4,216,200		0.750%, due 02/28/18	4,206,321	1.4
6,914,000		0.750%, due 02/15/19	6,844,445	2.4
17,620,000	L	1.000%, due 11/30/18	17,561,995	6.0
2,313,000		1.125%, due 02/28/21	2,248,942	0.8
5,929,000		1.375%, due 12/15/19	5,912,067	2.0
3,698,000	L	1.750%, due 11/30/21	3,667,240	1.3
2,802,000		1.750%, due 01/31/23	2,734,699	0.9
6,539,000		2.125%, due 11/30/23	6,488,499	2.2
			49,928,076	17.1
		Total U.S. Treasury Obligations (Cost $61,291,384)	61,086,629	20.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
193,884	#	Banc of America Re-REMIC Trust 2009-UBER2 A4AA, 5.722%, 02/24/51	194,079	0.1
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,842,547	1.0
885,022		Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26 A4, 5.471%, 01/12/45	885,971	0.3
525,000		CD 2007-CD5 Mortgage Trust AJA, 6.116%, 11/15/44	539,195	0.2
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.116%, 11/15/44	778,232	0.2
1,260,000		Citigroup Commercial Mortgage Trust 2007-6 A4, 5.711%, 12/10/49	1,271,030	0.4
590,866		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.711%, 12/10/49	596,064	0.2
500,000	#	Citigroup Commercial Mortgage Trust 2016-SMPL A, 2.228%, 09/10/31	487,996	0.2
1,147,728		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	1,154,602	0.4
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
335,321	#	COMM 2010-RR1 GEA, 5.543%, 12/11/49	$335,054	0.1
348,514	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	350,070	0.1
1,146,910	#	DBRR 2011-C32 A3A, 5.525%, 06/17/49	1,151,238	0.4
207,559		Ginnie Mae 2015-21 AF, 2.067%, 07/16/48	205,113	0.1
474,207		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	466,740	0.1
210,001		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	210,085	0.1
528,753		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	551,019	0.2
1,032,239		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	1,058,671	0.4
126,168		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 A3, 5.420%, 01/15/49	126,204	0.0
2,170,502		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, 5.882%, 02/15/51	2,199,921	0.8
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH D, 2.954%, 04/15/27	649,549	0.2
280,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	278,169	0.1
521,866		Morgan Stanley Capital I Trust 2007-IQ13 A4, 5.364%, 03/15/44	522,233	0.2
1,176,696		Morgan Stanley Capital I Trust 2007-IQ16, 5.809%, 12/12/49	1,194,209	0.4
1,203,019	#	Morgan Stanley Re-REMIC Trust 2009-GG10 A4A, 5.793%, 08/12/45	1,206,080	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,775,595	#	Morgan Stanley Re-REMIC Trust 2010-GG10 A4A, 5.793%, 08/15/45	$1,780,257	0.6
760,000	#	PFP 2015-2 C, 3.957%, 07/14/34	746,195	0.2
4,913,036		Other Securities	4,974,599	1.7
		Total Commercial Mortgage-Backed Securities (Cost $27,145,170)	26,755,122	9.1
ASSET-BACKED SECURITIES: 14.4%
		Automobile Asset-Backed Securities: 5.4%
1,500,000	#	Bank of The West Auto Trust 2014-1 A4, 1.650%, 03/16/20	1,503,528	0.5
350,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	350,243	0.1
1,130,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 05/15/20	1,133,213	0.4
500,000		CarMax Auto Owner Trust 2016-2 A3, 1.520%, 02/16/21	497,983	0.2
450,000	#	Chrysler Capital Auto Receivables Trust 2014-B A4, 1.760%, 12/16/19	451,508	0.2
750,000	#	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	740,781	0.2
1,300,000		Ford Credit Auto Owner Trust 2016-C, 1.400%, 02/15/22	1,279,049	0.4
450,000		GM Financial Automobile Leasing Trust 2015-3 A4, 1.810%, 11/20/19	450,464	0.2
1,200,000		GM Financial Automobile Leasing Trust 2016-3, 1.780%, 05/20/20	1,190,531	0.4
840,000		Harley-Davidson Motorcycle Trust 2014-1 A4, 1.550%, 10/15/21	842,331	0.3
970,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	971,334	0.3
300,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	297,945	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
1,000,000		Mercedes-Benz Auto Lease Trust 2016-B, 1.520%, 06/15/22	$993,648	0.4
380,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	380,363	0.1
4,790,000		Other Securities	4,760,625	1.6
			15,843,546	5.4
		Credit Card Asset-Backed Securities: 4.3%
1,500,000		Cabela’s Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,503,297	0.5
900,000		Cabela’s Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	897,917	0.3
620,000		Capital One Multi-Asset Execution Trust 2015-A7 A7, 1.450%, 08/16/21	619,479	0.2
650,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	641,651	0.2
1,200,000		Capital One Multi-Asset Execution Trust, 1.820%, 09/15/22	1,197,730	0.4
1,000,000		Chase Issuance Trust 2015-A7 A7, 1.620%, 07/15/20	1,002,300	0.4
550,000		Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	544,990	0.2
400,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	394,886	0.1
740,000		Discover Card Execution Note Trust 2012-A6 A6, 1.670%, 01/18/22	737,595	0.2
400,000		Discover Card Execution Note Trust 2014-A1 A1, 1.134%, 07/15/21	401,676	0.1
470,000		Discover Card Execution Note Trust 2014-A4 A4, 2.120%, 12/15/21	473,406	0.2
470,000		Discover Card Execution Note Trust 2015-A3 A, 1.450%, 03/15/21	469,435	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities (continued)
1,200,000		Discover Card Execution Note Trust, 1.390%, 03/15/22	$1,187,006	0.4
430,000		Synchrony Credit Card Master Note Trust 2015-2 A, 1.600%, 04/15/21	430,485	0.2
600,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	602,804	0.2
1,320,000		Other Securities	1,320,127	0.5
			12,424,784	4.3
		Home Equity Asset-Backed Securities: 0.0%
119,212		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	120,265	0.0
		Other Asset-Backed Securities: 4.7%
630,000	#	Apidos CLO XI, 2.324%, 01/17/28	630,995	0.2
840,000	#	Benefit Street Partners CLO IV Ltd., 2.233%, 01/20/29	840,000	0.3
1,650,000	#	Benefit Street Partners CLO X Ltd., 2.233%, 01/15/29	1,649,987	0.6
900,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	901,488	0.3
920,000	#	BlueMountain CLO 2013-1 Ltd., 2.106%, 01/20/29	919,888	0.3
1,000,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	995,688	0.4
770,000	#	Cent CLO 21 Ltd., 2.276%, 07/27/26	768,482	0.3
600,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	598,900	0.2
630,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	629,995	0.2
960,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.310%, 10/15/28	961,801	0.3
1,500,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.136%, 05/01/22	1,495,800	0.5
88,638	#	GSAMP Trust 2005-SEA2 A1, 1.106%, 01/25/45	88,220	0.0
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
950,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	$949,992	0.3
880,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	880,212	0.3
750,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	749,997	0.3
620,000		Other Securities	621,333	0.2
			13,682,778	4.7
		Total Asset-Backed Securities (Cost $42,082,767)	42,071,373	14.4
		Total Long-Term Investments (Cost $234,764,258)	234,079,369	80.0
SHORT-TERM INVESTMENTS: 27.5%
		Corporate Bonds/Notes: 7.7%
690,000		Alibaba Group Holding Ltd, 1.625%, 11/28/17	689,286	0.2
504,000		Altera Corp., 1.750%, 05/15/17	505,593	0.2
327,000		American Express Credit Corp., 1.550%, 09/22/17	327,387	0.1
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	591,258	0.2
830,000		BB&T Corp., 1.600%, 08/15/17	830,983	0.3
417,000		Becton Dickinson and Co., 1.800%, 12/15/17	418,019	0.1
250,000		BPCE SA, 1.613%, 07/25/17	249,830	0.1
546,000		BPCE SA, 1.625%, 02/10/17	546,168	0.2
505,000		Citizens Bank NA/ Providence RI, 1.600%, 12/04/17	504,552	0.2
1,082,000		Compass Bank, 1.850%, 09/29/17	1,079,685	0.4
716,000		Credit Suisse/New York NY, 1.375%, 05/26/17	716,197	0.2
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	755,877	0.3
281,000		Johnson Controls International plc, 1.400%, 11/02/17	281,491	0.1
616,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	617,037	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Corporate Bonds/Notes (continued)
540,000		KLA-Tencor Corp., 2.375%, 11/01/17	$543,315	0.2
930,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	930,535	0.3
485,000		McKesson Corp., 1.292%, 03/10/17	485,138	0.2
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	503,608	0.2
622,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	621,991	0.2
525,000		NetApp, Inc., 2.000%, 12/15/17	526,545	0.2
430,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	430,289	0.1
798,000		Philip Morris International, Inc., 1.250%, 11/09/17	797,295	0.3
1,089,000		Santander UK PLC, 1.650%, 09/29/17	1,090,234	0.4
468,000		Southern California Edison Co., 1.125%, 05/01/17	468,084	0.2
706,000		Southern Co., 1.300%, 08/15/17	705,727	0.2
539,000		Statoil ASA, 1.250%, 11/09/17	538,444	0.2
538,000		Sumitomo Mitsui Banking Corp., 1.350%, 07/11/17	537,504	0.2
319,000		Thomson Reuters Corp., 1.300%, 02/23/17	319,024	0.1
436,000		Thomson Reuters Corp., 1.650%, 09/29/17	436,549	0.2
430,000		Total Capital International SA, 1.550%, 06/28/17	430,724	0.1
915,000		UBS AG/Stamford CT, 1.375%, 08/14/17	914,757	0.3
591,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	591,154	0.2
755,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	755,646	0.3
382,000		Valspar Corp., 6.050%, 05/01/17	387,252	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes (continued)
1,302,000	Visa, Inc., 1.200%, 12/14/17	$1,301,913	0.4
419,000	Vodafone Group PLC, 5.625%, 02/27/17	421,425	0.1
540,000	Whirlpool Corp., 1.650%, 11/01/17	540,852	0.2
		22,391,368	7.7
	U.S. Government Agency Obligations: 0.0%
539	Fannie Mae, 6.000%, 03/01/17	541	0.0
553	Fannie Mae, 6.000%, 05/01/17	553	0.0
2,180	Fannie Mae, 6.000%, 09/01/17	2,182	0.0
		3,276	0.0
	Securities Lending Collateralcc: 7.2%
4,982,740	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,983,018, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $5,082,684, due 12/31/17-10/20/46)	4,982,740	1.7
4,982,740	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,983,013, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,082,395, due 01/25/17-10/20/66)	4,982,740	1.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,982,740	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,983,024, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,082,395, due 03/02/17-02/01/49)	$4,982,740	1.7
1,048,604	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,048,661, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $1,069,576, due 10/31/18-11/30/22)	1,048,604	0.4
4,982,740	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,983,013, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,082,395, due 01/15/17-08/20/66)	4,982,740	1.7
		20,979,564	7.2
	U.S. Treasury Notes: 10.8%
31,616,000	United States Treasury Note, 1.000%, 12/31/17 (Cost $31,581,859)	31,643,727	10.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.8%
5,284,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $5,284,000)	$5,284,000	1.8
	Total Short-Term Investments (Cost $80,213,848)	80,301,935	27.5
	Total Investments in Securities (Cost $314,978,106)	$314,381,304	107.5
	Liabilities in Excess of Other Assets	(21,876,417)	(7.5)
	Net Assets	$292,504,887	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $315,022,192.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$620,189
Gross Unrealized Depreciation	(1,261,077)
Net Unrealized Depreciation	$(640,888)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$103,640,560	$—	$103,640,560
Collateralized Mortgage Obligations	—	378,629	—	378,629
Short-Term Investments	5,284,000	75,017,935	—	80,301,935
U.S. Treasury Obligations	—	61,086,629	—	61,086,629
Commercial Mortgage-Backed Securities	—	26,755,122	—	26,755,122
Asset-Backed Securities	—	42,071,373	—	42,071,373
U.S. Government Agency Obligations	—	147,056	—	147,056
Total Investments, at fair value	$5,284,000	$309,097,304	$—	$314,381,304
Other Financial Instruments+
Centrally Cleared Swaps	—	13,562	—	13,562
Futures	78,149	—	—	78,149
Total Assets	$5,362,149	$309,110,866	$—	$314,473,015
Liabilities Table
Other Financial Instruments+
Futures	$(53,501)	$—	$—	$(53,501)
Total Liabilities	$(53,501)	$—	$—	$(53,501)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	261	03/31/17	$56,555,438	$(53,501)
			$56,555,438	$(53,501)
Short Contracts
U.S. Treasury 10-Year Note	(92)	03/22/17	(11,433,875)	53,784
U.S. Treasury 5-Year Note	(79)	03/31/17	(9,295,461)	24,365
			$(20,729,336)	$78,149

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Limited Maturity Bond Portfolio:
	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.344%	Chicago Mercantile Exchange	12/08/18	USD 7,584,000	$13,562	$13,562
				$13,562	$13,562

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Limited Maturity Bond Portfolio	as of December 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$78,149
Interest rate contracts	Net Assets — Unrealized appreciation**	13,562
Total Asset Derivatives		$91,711
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$53,501
Total Liability Derivatives		$53,501

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(24,574)	$(24,574)
Interest rate contracts	304,588	(638,354)	(333,766)
Total	$304,588	$(662,928)	$(358,340)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$14,474	$14,474
Interest rate contracts	82,660	(203,259)	(120,599)
Total	$82,660	$(188,785)	$(106,125)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation (depreciation) on investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 17.5%
132,620	@,L	Carmax, Inc.	$8,539,402	2.4
160,590		Carnival Corp.	8,360,315	2.3
70,778		Comcast Corp. – Class A	4,887,221	1.3
109,760	@	Dollar Tree, Inc.	8,471,277	2.3
119,092		Lowe’s Cos, Inc.	8,469,823	2.3
106,515		Nike, Inc.	5,414,157	1.5
21,470	@	O’Reilly Automotive, Inc.	5,977,463	1.7
224,355		Other Securities	13,545,351	3.7
			63,665,009	17.5
		Consumer Staples: 10.0%
115,283		Altria Group, Inc.	7,795,437	2.1
129,359		Coca-Cola Co.	5,363,224	1.5
46,976		CVS Health Corp.	3,706,876	1.0
111,931	@	Edgewell Personal Care Co.	8,169,844	2.3
65,230		Kroger Co.	2,251,087	0.6
27,049		PepsiCo, Inc.	2,830,137	0.8
54,325		Philip Morris International, Inc.	4,970,194	1.4
15,236		Other Securities	1,260,931	0.3
			36,347,730	10.0
		Energy: 5.0%
67,134		Chevron Corp.	7,901,672	2.2
44,406		ConocoPhillips	2,226,517	0.6
36,345		Exxon Mobil Corp.	3,280,500	0.9
94,064		Other Securities	4,736,618	1.3
			18,145,307	5.0
		Financials: 20.7%
12,060	@	Alleghany Corp.	7,333,927	2.0
136,256		Bank of America Corp.	3,011,258	0.8
76,389		Bank of New York Mellon Corp.	3,619,311	1.0
101,577	@	Berkshire Hathaway, Inc. – Class B	16,555,019	4.6
20,337		Blackrock, Inc.	7,739,042	2.1
111,111		Citigroup, Inc.	6,603,327	1.8
73,184		JPMorgan Chase & Co.	6,315,047	1.8
108,515		Morgan Stanley	4,584,759	1.3
198,103		Progressive Corp.	7,032,656	1.9
187,790		Wells Fargo & Co.	10,349,107	2.9
27,938		Other Securities	1,924,245	0.5
			75,067,698	20.7
		Health Care: 10.1%
8,730	@	Biogen, Inc.	2,475,653	0.7
80,932		Bristol-Myers Squibb Co.	4,729,666	1.3
90,390		Eli Lilly & Co.	6,648,185	1.8
30,494		Johnson & Johnson	3,513,214	1.0
107,955		Pfizer, Inc.	3,506,378	0.9
160,315		Other Securities	15,917,393	4.4
			36,790,489	10.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 12.9%
59,650		Deere & Co.	$6,146,336	1.7
43,493		FedEx Corp.	8,098,397	2.2
45,860		General Dynamics Corp.	7,918,188	2.2
293,745		General Electric Co.	9,282,342	2.6
32,983		Honeywell International, Inc.	3,821,080	1.0
61,430		Norfolk Southern Corp.	6,638,740	1.8
94,038		Other Securities	5,017,885	1.4
			46,922,968	12.9
		Information Technology: 15.7%
2,948	@	Alphabet, Inc. - Class A	2,336,143	0.6
6,783	@	Alphabet, Inc. - Class C	5,235,255	1.4
134,319		Apple, Inc.	15,556,827	4.3
16,898		Broadcom Ltd.	2,987,059	0.8
157,880		Cisco Systems, Inc.	4,771,134	1.3
36,360	@	Facebook, Inc.	4,183,218	1.2
23,901		Mastercard, Inc.	2,467,778	0.7
83,905		Microsoft Corp.	5,213,857	1.4
86,062		Visa, Inc. - Class A	6,714,557	1.9
112,364		Other Securities	7,449,909	2.1
			56,915,737	15.7
		Materials: 3.5%
16,340		NewMarket Corp.	6,925,546	1.9
8,771		Sherwin-Williams Co.	2,357,118	0.7
85,575		Other Securities	3,266,818	0.9
			12,549,482	3.5
		Real Estate: 0.7%
23,460		American Tower Corp.	2,479,253	0.7
		Telecommunication Services: 2.8%
161,454		Verizon Communications, Inc.	8,618,414	2.4
34,675		Other Securities	1,474,728	0.4
			10,093,142	2.8
		Utilities: 0.6%
29,475		Other Securities	2,377,187	0.6
		Total Common Stock (Cost $319,944,317)	361,354,002	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 2.4%
2,034,757	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $2,034,875, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $2,075,452, due 12/01/17-01/01/47)	2,034,757	0.6

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
428,349	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $428,372, collateralized by various U.S. Government Securities, 0.000%-1.375%, Market Value plus accrued interest $436,919, due 04/13/17- 08/31/21)	$428,349	0.1
2,034,757	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,034,868, collateralized by various U.S. Government Agency Obligations, 1.742%-6.000%, Market Value plus accrued interest $2,075,452, due 08/01/22-01/15/49)	2,034,757	0.6
2,034,757	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/16, 0.48%, due 01/03/17 (Repurchase Amount $2,034,864, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,075,452, due 07/01/24-09/20/46)	2,034,757	0.5
2,034,757	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,034,873, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $2,075,452, due 02/13/17-01/01/47)	2,034,757	0.6
		8,567,377	2.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.3%
4,788,853	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $4,788,853)	$4,788,853	1.3
	Total Short-Term Investments (Cost $13,356,230)	13,356,230	3.7
	Total Investments in Securities (Cost $333,300,547)	$374,710,232	103.2
	Liabilities in Excess of Other Assets	(11,737,719)	(3.2)
	Net Assets	$362,972,513	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $335,317,863.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,013,525
Gross Unrealized Depreciation	(6,621,156)
Net Unrealized Appreciation	$39,392,369

See Accompanying Notes to Financial Statements

Voya Multi-Manager Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$361,354,002	$—	$—	$361,354,002
Short-Term Investments	4,788,853	8,567,377	—	13,356,230
Total Investments, at fair value	$366,142,855	$8,567,377	$—	$374,710,232

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 11.9%
92,343	@	Amazon.com, Inc.	$69,245,245	1.5
558,048		Comcast Corp. – Class A	38,533,214	0.9
285,221		Home Depot, Inc.	38,242,432	0.8
194,441		McDonald’s Corp.	23,667,359	0.5
342,816		Walt Disney Co.	35,728,283	0.8
6,341,293		Other Securities(a)	337,452,970	7.4
			542,869,503	11.9
		Consumer Staples: 9.3%
456,637		Altria Group, Inc.	30,877,794	0.7
908,854		Coca-Cola Co.	37,681,087	0.8
249,697		CVS Health Corp.	19,703,590	0.4
335,800		PepsiCo, Inc.	35,134,754	0.8
363,234		Philip Morris International, Inc.	33,232,279	0.7
626,558		Procter & Gamble Co.	52,680,996	1.2
352,584		Wal-Mart Stores, Inc.	24,370,606	0.5
2,957,567		Other Securities	189,063,960	4.2
			422,745,066	9.3
		Energy: 7.5%
442,003		Chevron Corp.	52,023,753	1.2
970,908		Exxon Mobil Corp.	87,634,156	1.9
325,762		Schlumberger Ltd.	27,347,720	0.6
3,713,305		Other Securities(a)	173,930,284	3.8
			340,935,913	7.5
		Financials: 14.7%
2,365,998		Bank of America Corp.	52,288,556	1.1
444,601	@	Berkshire Hathaway, Inc. – Class B	72,461,071	1.6
667,237		Citigroup, Inc.	39,653,895	0.9
86,589		Goldman Sachs Group, Inc.	20,733,736	0.5
837,816		JPMorgan Chase & Co.	72,295,143	1.6
1,058,331		Wells Fargo & Co.	58,324,621	1.3
6,316,462		Other Securities	352,390,812	7.7
			668,147,834	14.7
		Health Care: 13.5%
380,502		AbbVie, Inc.	23,827,035	0.5
174,183		Amgen, Inc.	25,467,296	0.6
391,303		Bristol-Myers Squibb Co.	22,867,747	0.5
181,507	@	Celgene Corp.	21,009,435	0.5
308,470		Gilead Sciences, Inc.	22,089,537	0.5
636,986		Johnson & Johnson	73,387,157	1.6
321,486		Medtronic PLC	22,899,448	0.5
645,557		Merck & Co., Inc.	38,003,941	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
1,420,846		Pfizer, Inc.	$46,149,078	1.0
222,859		UnitedHealth Group, Inc.	35,666,354	0.8
3,371,844		Other Securities	283,530,004	6.2
			614,897,032	13.5
		Industrials: 10.2%
140,828		3M Co.	25,147,656	0.6
134,389		Boeing Co.	20,921,679	0.5
2,071,296		General Electric Co.	65,452,954	1.4
178,445		Honeywell International, Inc.	20,672,853	0.5
192,958		Union Pacific Corp.	20,005,885	0.4
179,297		United Technologies Corp.	19,654,537	0.4
3,733,213		Other Securities	291,555,958	6.4
			463,411,522	10.2
		Information Technology: 20.6%
69,326	@	Alphabet, Inc. - Class A	54,937,389	1.2
69,488	@	Alphabet, Inc. - Class C	53,632,228	1.2
1,248,509		Apple, Inc.	144,602,312	3.2
1,175,328		Cisco Systems, Inc.	35,518,412	0.8
548,082	@	Facebook, Inc.	63,056,834	1.4
202,597		International Business Machines Corp.	33,629,076	0.7
1,109,591		Intel Corp.	40,244,866	0.9
222,867		Mastercard, Inc.	23,011,018	0.5
1,820,523		Microsoft Corp.	113,127,299	2.5
701,734		Oracle Corp.	26,981,672	0.6
345,799		Qualcomm, Inc.	22,546,095	0.5
437,276		Visa, Inc. - Class A	34,116,274	0.7
5,658,484		Other Securities(a)	291,489,163	6.4
			936,892,638	20.6
		Materials: 2.8%
1,954,122		Other Securities	128,091,640	2.8
		Real Estate: 2.9%
1,953,931		Other Securities	130,307,461	2.9
		Telecommunication Services: 2.6%
1,437,855		AT&T, Inc.	61,151,973	1.3
954,504		Verizon Communications, Inc.	50,951,423	1.1
470,920		Other Securities(a)	7,819,545	0.2
			119,922,941	2.6
		Utilities: 3.1%
2,712,366		Other Securities	143,150,749	3.1
		Total Common Stock (Cost $2,953,682,417)	4,511,372,299	99.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.5%
	Securities Lending Collateralcc: 0.3%
2,918,637	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,918,800, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,977,179, due 12/31/17-10/20/46)	$2,918,637	0.1
2,918,637	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,918,797, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,977,010, due 01/25/17- 10/20/66)	2,918,637	0.1
2,918,637	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,918,803, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,977,010, due 03/02/17-02/01/49)	2,918,637	0.0
614,251	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $614,285, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $626,536, due 10/31/18- 11/30/22)	614,251	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,918,637	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,918,797, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.500%, Market Value plus accrued interest $2,977,010, due 01/15/17-08/20/66)	$2,918,637	0.1
		12,288,799	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
54,140,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $54,140,000)	54,140,000	1.2
	Total Short-Term Investments (Cost $66,428,799)	66,428,799	1.5
	Total Investments in Securities (Cost $3,020,111,216)	$4,577,801,098	100.6
	Liabilities in Excess of Other Assets	(28,704,342)	(0.6)
	Net Assets	$4,549,096,756	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $3,060,312,455.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,628,571,481
Gross Unrealized Depreciation	(111,082,838)
Net Unrealized Appreciation	$1,517,488,643

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Stock Index Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$4,511,372,299	$—	$—	$4,511,372,299
Short-Term Investments	54,140,000	12,288,799	—	66,428,799
Total Investments, at fair value	$4,565,512,299	$12,288,799	$—	$4,577,801,098
Liabilities Table
Other Financial Instruments+
Futures	$(195,197)	$—	$—	$(195,197)
Total Liabilities	$(195,197)	$—	$—	$(195,197)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	338	03/17/17	$37,791,780	$(195,197)
			$37,791,780	$(195,197)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$195,197
		$195,197

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$6,982,721
Total	$6,982,721

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$101,074
Total	$101,074
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Casino Services: 1.7%
336,400	Gaming and Leisure Properties, Inc.	$10,300,568	1.7
	Hotels & Motels: 0.8%
178,900	Hilton Worldwide Holdings, Inc.	4,866,080	0.8
	REITS - Apartments: 14.2%
220,000	American Campus Communities, Inc.	10,949,400	1.8
262,800	American Homes 4 Rent	5,513,544	0.9
132,852	AvalonBay Communities, Inc.	23,534,732	4.0
374,671	Equity Residential	24,113,826	4.1
85,700	Mid-America Apartment Communities, Inc.	8,391,744	1.4
332,103	UDR, Inc.	12,115,117	2.0
		84,618,363	14.2
	REITS - Diversified: 12.9%
63,500	Crown Castle International Corp.	5,509,895	0.9
207,157	Digital Realty Trust, Inc.	20,355,247	3.4
271,000	Duke Realty Corp.	7,197,760	1.2
93,700	Forest City Realty Trust, Inc.	1,952,708	0.4
208,200	Liberty Property Trust	8,223,900	1.4
363,100	STORE Capital Corp.	8,972,201	1.5
232,613	Vornado Realty Trust	24,277,819	4.1
		76,489,530	12.9
	REITS - Health Care: 8.5%
358,200	HCP, Inc.	10,645,704	1.8
215,845	Healthcare Realty Trust, Inc.	6,544,421	1.1
296,857	Healthcare Trust of America, Inc.	8,641,507	1.4
372,200	Welltower, Inc.	24,911,346	4.2
		50,742,978	8.5
	REITS - Hotels: 5.0%
999,568	Host Hotels & Resorts, Inc.	18,831,861	3.1
160,564	MGM Growth Properties LLC	4,063,875	0.7
461,452	Sunstone Hotel Investors, Inc.	7,037,143	1.2
		29,932,879	5.0
	REITS - Manufactured Homes: 2.4%
186,451	Sun Communities, Inc.	14,284,011	2.4
	REITS - Office Property: 14.7%
111,000	Alexandria Real Estate Equities, Inc.	12,335,430	2.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		REITS - Office Property (continued)
145,956		Boston Properties, Inc.	$18,358,346	3.1
122,400		Corporate Office Properties Trust SBI MD	3,821,328	0.6
82,547		Highwoods Properties, Inc.	4,210,722	0.7
137,300		Hudson Pacific Properties, Inc.	4,775,294	0.8
127,100		Kilroy Realty Corp.	9,306,262	1.6
331,400		Paramount Group, Inc.	5,299,086	0.9
143,074		SL Green Realty Corp.	15,387,609	2.6
1,656,194		VEREIT, Inc.	14,011,401	2.3
			87,505,478	14.7
		REITS - Regional Malls: 12.4%
913,650		General Growth Properties, Inc.	22,822,977	3.8
153,100	L	Pennsylvania Real Estate Investment Trust	2,902,776	0.5
269,105		Simon Property Group, Inc.	47,811,885	8.1
			73,537,638	12.4
		REITS - Shopping Centers: 8.6%
656,800		DDR Corp.	10,029,336	1.7
559,778		Kimco Realty Corp.	14,084,015	2.3
314,111		Ramco-Gershenson Properties	5,207,960	0.9
173,400		Regency Centers Corp.	11,955,930	2.0
277,300		Weingarten Realty Investors	9,924,567	1.7
			51,201,808	8.6
		REITS - Single Tenant: 1.5%
834,700		Spirit Realty Capital, Inc.	9,064,842	1.5
		REITS - Storage: 6.5%
401,900		CubeSmart	10,758,863	1.8
124,764		Public Storage, Inc.	27,884,754	4.7
			38,643,617	6.5
		REITS - Warehouse/Industrial: 7.1%
143,650		DCT Industrial Trust, Inc.	6,877,962	1.2
477,584		ProLogis, Inc.	25,211,659	4.2
198,730		QTS Realty Trust, Inc.	9,866,945	1.7
			41,956,566	7.1
		Web Hosting/Design: 2.7%
44,294		Equinix, Inc.	15,831,118	2.7
		Total Common Stock (Cost $542,987,957)	588,975,476	99.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.2
633,382	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $633,418, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $646,050, due 03/02/17-02/01/49)	633,382	0.1
		1,633,382	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
2,871,521	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $2,871,521)	2,871,521	0.5
	Total Short-Term Investments (Cost $4,504,903)	4,504,903	0.8
	Total Investments in Securities (Cost $547,492,860)	$593,480,379	99.8
	Assets in Excess of Other Liabilities	1,029,927	0.2
	Net Assets	$594,510,306	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $551,555,941.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,497,361
Gross Unrealized Depreciation	(15,572,923)
Net Unrealized Appreciation	$41,924,438

REIT Diversification	Percentage of Net Assets
REITS - Office Property	13.3%
REITS - Apartments	12.8
REITS - Diversified	12.5
REITS - Regional Malls	12.4
REITS - Shopping Centers	8.6
REITS - Health Care	8.5
REITS - Warehouse/Industrial	7.1
REITS - Storage	6.5
REITS - Hotels	5.0
Web Hosting/Design	2.7
REITS - Manufactured Homes	2.4
Casino Services	1.7
REITS - Single Tenant	1.5
Office REITs	1.4
Residential REITs	1.4
Hotels, Resorts & Cruise Lines	0.8
Diversified REITs	0.4
Assets in Excess of Other Liabilities*	1.0
Net Assets	100.0%

*
Includes short-term investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
VY® Clarion Real Estate Portfolio	as of December 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$588,975,476	$—	$—	$588,975,476
Short-Term Investments	2,871,521	1,633,382	—	4,504,903
Total Investments, at fair value	$591,846,997	$1,633,382	$—	$593,480,379

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016

Shares		Value	Percentage of Net Assets
COMMON STOCK: 49.3%
	Consumer Discretionary: 3.0%
180,000	General Motors Co.	$6,271,200	1.3
338,000	Other Securities	8,566,674	1.7
		14,837,874	3.0
	Consumer Staples: 3.5%
41,000	Anheuser-Busch InBev NV ADR	4,323,040	0.9
110,000	Coca-Cola Co.	4,560,600	0.9
60,000	PepsiCo, Inc.	6,277,800	1.2
27,000	Other Securities	2,470,230	0.5
		17,631,670	3.5
	Energy: 8.9%
200,000	BP PLC ADR	7,476,000	1.5
89,000	Chevron Corp.	10,475,300	2.1
215,000	Royal Dutch Shell PLC - Class A ADR	11,691,700	2.3
113,000	Total S.A. ADR	5,759,610	1.2
557,300	Other Securities(a)	9,105,941	1.8
		44,508,551	8.9
	Financials: 5.2%
180,000	Bank of America Corp.	3,978,000	0.8
74,300	JPMorgan Chase & Co.	6,411,347	1.3
72,908	Metlife, Inc.	3,929,012	0.8
80,000	US Bancorp	4,109,600	0.8
115,000	Wells Fargo & Co.	6,337,650	1.3
30,000	Other Securities	1,267,500	0.2
		26,033,109	5.2
	Health Care: 6.0%
91,000	AstraZeneca PLC	4,969,336	1.0
55,000	Eli Lilly & Co.	4,045,250	0.8
250,000	Pfizer, Inc.	8,120,000	1.6
25,000	Roche Holding AG	5,698,814	1.1
131,000	Sanofi ADR	5,297,640	1.1
27,500	Other Securities	1,958,825	0.4
		30,089,865	6.0
	Industrials: 5.4%
45,000	Deere & Co.	4,636,800	0.9
300,000	General Electric Co.	9,480,000	1.9
100,000	Republic Services, Inc.	5,705,000	1.1
40,000	United Technologies Corp.	4,384,800	0.9
26,222	Other Securities	2,714,185	0.6
		26,920,785	5.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: 4.7%
75,042		Apple, Inc.	$8,691,365	1.8
140,000		Intel Corp.	5,077,800	1.0
123,100		Microsoft Corp.	7,649,434	1.5
30,000		Other Securities	2,178,600	0.4
			23,597,199	4.7
		Materials: 4.3%
65,000		BASF SE	6,023,988	1.2
170,000		Dow Chemical Co.	9,727,400	1.9
100,000	L	Rio Tinto PLC ADR	3,846,000	0.8
60,000		Other Securities	1,759,800	0.4
			21,357,188	4.3
		Telecommunication Services: 1.5%
90,000		Verizon Communications, Inc.	4,804,200	0.9
800,000		Other Securities	2,939,751	0.6
			7,743,951	1.5
		Utilities: 6.8%
75,000		Dominion Resources, Inc.	5,744,250	1.1
49,965		Duke Energy Corp.	3,878,284	0.8
249,000		Great Plains Energy, Inc.	6,810,150	1.4
80,000		PG&E Corp.	4,861,600	1.0
45,600		Sempra Energy	4,589,184	0.9
169,900		Other Securities	7,994,229	1.6
			33,877,697	6.8
		Total Common Stock (Cost $202,336,180)	246,597,889	49.3
PREFERRED STOCK: 2.5%
		Financials: 0.7%
2,000	@	Wells Fargo & Co.	2,380,000	0.5
50		Other Securities	1,362,500	0.2
			3,742,500	0.7
		Health Care: 0.6%
4,000		Other Securities	2,873,650	0.6
		Industrials: 0.1%
1,789		Other Securities	406,587	0.1
		Real Estate: 0.2%
48,603		Other Securities	1,225,709	0.2
		Utilities: 0.9%
81,300		Other Securities	4,321,528	0.9
		Total Preferred Stock (Cost $15,803,315)	12,569,974	2.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
EQUITY-LINKED SECURITIES: 6.4%
		Consumer, Cyclical: 1.7%
347,000		Morgan Stanley into Ford Motor Co., 8.500%	$4,269,106	0.9
58,000	#	The Royal Bank of Canada into Target Corp., 6.000%	4,220,486	0.8
			8,489,592	1.7
		Energy: 0.8%
85,000	#	Wells Fargo into Halliburton Co., 8.000%	4,221,372	0.8
		Financials: 0.6%
200,000	#	Citigroup, Inc. into Bank of America Corp., 7.500%	3,160,100	0.6
		Health Care: 0.5%
39,000	#	JPMorgan Chase & Co. into Merck & Co., Inc., 6.250%	2,265,311	0.5
		Technology: 2.8%
58,000	#	JPMorgan Chase & Co. into Oracle Corp., 6.000%	2,263,131	0.5
60,000	#	The Royal Bank of Canada into Texas Instruments, Inc., 6.000%	4,052,514	0.8
87,000	#	Wells Fargo Bank into Cisco Systems, Inc., 7.250%	2,568,379	0.5
143,000	#	Wells Fargo Bank into Intel Corp., 7.000%	5,015,940	1.0
			13,899,964	2.8
		Total Equity-Linked Securities (Cost $31,239,720)	32,036,339	6.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 37.4%
		Basic Materials: 1.2%
5,000,000	#	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	5,825,350	1.2
		Communications: 7.7%
7,617,472		Clear Channel Communications, Inc. Term Loan D, 7.520%, 01/30/19	6,214,585	1.2
1,485,057		Clear Channel Communications, Inc. Term Loan E, 8.270%, 07/30/19	1,221,460	0.3
1,853,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	1,521,776	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
1,500,000	#	CommScope, Inc., 5.000%, 06/15/21	$1,550,625	0.3
1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	1,038,750	0.2
1,800,000	#	CSC Holdings LLC, 10.875%, 10/15/25	2,146,500	0.4
4,109,000		DISH DBS Corp., 5.000%-5.875%, 03/15/23-11/15/24	4,176,277	0.9
2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,514,000	0.5
500,000		Sprint Corp., 7.125%, 06/15/24	516,250	0.1
4,700,000		Sprint Corp., 7.875%, 09/15/23	5,029,000	1.0
4,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,955,000	0.8
2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,037,500	0.4
1,500,000	#	Ziggo Secured Finance BV, 5.500%, 01/15/27	1,465,950	0.3
5,500,000		Other Securities	5,028,225	1.0
			38,415,898	7.7
		Consumer, Cyclical: 2.2%
4,962,500		Belk, Inc. TL B 1L, 5.760%, 12/12/22	4,300,835	0.8
1,000,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	980,000	0.2
1,000,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	972,500	0.2
4,741,276		Other Securities	4,915,430	1.0
			11,168,765	2.2
		Consumer, Non-cyclical: 7.5%
EUR3,000,000	#,L	Bayer Capital Corp. BV, 5.625%, 11/22/19	3,451,178	0.7
8,000,000	L	CHS/Community Health Systems, Inc., 6.875%-8.000%, 11/15/19-02/01/22	6,272,800	1.2
2,000,000	#	Endo Finance Co., 5.750%, 01/15/22	1,790,000	0.4
5,200,000		HCA, Inc., 5.875%-7.500%, 02/15/22-05/01/23	5,770,000	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
4,000,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/22	$3,870,000	0.8
300,000	#	Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, 05/15/23	327,375	0.1
5,700,000		Tenet Healthcare Corp., 6.750%-8.125%, 04/01/22-06/15/23	5,294,250	1.1
2,000,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,700,000	0.3
1,700,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,292,000	0.3
1,300,000	#	VRX Escrow Corp., 6.125%, 04/15/25	981,500	0.2
6,519,412		Other Securities	6,710,784	1.3
			37,459,887	7.5
		Diversified: 0.4%
300,000	#	Stena International SA, 5.750%, 03/01/24	261,000	0.0
1,980,000		Other Securities	2,002,275	0.4
			2,263,275	0.4
		Energy: 5.8%
4,500,000		Bill Barrett Corp., 7.000%-7.625%, 10/01/19-10/15/22	4,425,000	0.9
6,000,000		Chesapeake Energy Corp. TL 1L, 8.500%, 08/23/21	6,552,498	1.3
2,553,000	#,L	Chesapeake Energy Corp., 8.000%, 12/15/22	2,768,090	0.6
900,000	#	Denbury Resources, Inc., 9.000%, 05/15/21	978,750	0.2
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,756,835	0.3
1,000,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,057,500	0.2
616,333	#,&	W&T Offshore, Inc., 8.500%, 06/15/21	369,800	0.1
688,706	#,&	W&T Offshore, Inc., 9.000%, 05/15/20	530,303	0.1
6,925,000	L	Weatherford International Ltd., 5.875%-8.250%, 06/15/21-06/15/23	7,201,688	1.4
3,800,000		Other Securities(b)	3,468,000	0.7
			29,108,464	5.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 3.8%
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	$5,956,500	1.2
4,000,000		JPMorgan Chase & Co., 5.000%-5.150%, 05/29/49-12/29/49	3,915,300	0.8
2,500,000	#	OneMain Financial Holdings LLC, 6.750%, 12/15/19	2,615,625	0.5
6,600,000		Other Securities	6,702,250	1.3
			19,189,675	3.8
		Industrial: 3.1%
1,500,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	1,486,875	0.3
2,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	2,115,000	0.4
1,600,000	#	Bombardier, Inc., 7.500%, 03/15/25	1,588,832	0.3
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	2,120,000	0.4
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,601,250	0.3
400,000	#	Cortes NP Acquisition Corp., 9.250%, 10/15/24	426,000	0.1
400,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	407,000	0.1
2,000,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	2,107,500	0.4
3,500,000		Other Securities	3,634,125	0.8
			15,486,582	3.1
		Technology: 3.2%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,348,438	0.5
800,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	827,915	0.2
1,400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,485,491	0.3
1,100,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,192,195	0.2
5,400,000	#	First Data Corp., 7.000%, 12/01/23	5,764,500	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
1,995,000		Western Digital Corp., 4.520%, 04/29/23	$2,025,282	0.4
1,000,000	#	Western Digital Corp., 7.375%, 04/01/23	1,102,500	0.2
1,000,000	#	Western Digital Corp., 10.500%, 04/01/24	1,185,000	0.3
			15,931,321	3.2
		Utilities: 2.5%
5,000,000		Dynegy, Inc., 7.375%, 11/01/22	4,800,000	0.9
5,000,000	#,L	InterGen NV, 7.000%, 06/30/23	4,475,000	0.9
3,500,000		Other Securities	3,395,000	0.7
			12,670,000	2.5
		Total Corporate Bonds/Notes (Cost $183,377,907)	187,519,217	37.4
		Total Long-Term Investments (Cost $432,757,122)	478,723,419	95.6
SHORT-TERM INVESTMENTS: 7.5%
		Corporate Bonds/Notes: 0.2%
1,500,000 ±		Stone Energy Corp., 1.750%, 03/01/17 (Cost $855,000)	907,500	0.2
		U.S. Government Agency Obligations: 2.7%
13,920,000	Z	Federal Home Loan Bank Notes, 0.200%, 01/03/17 (Cost $13,919,769)	13,920,000	2.7
		Securities Lending Collateralcc: 3.9%
4,583,977		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,584,233, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,675,922, due 12/31/17-10/20/46)	4,583,977	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
4,583,977	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,584,228, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,675,657, due 01/25/17-10/20/66)	$4,583,977	0.9
4,583,977	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,584,238, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,675,657, due 03/02/17-02/01/49)	4,583,977	0.9
964,626	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $964,679, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $983,919, due 10/31/18- 11/30/22)	964,626	0.2
4,583,977	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,584,228, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,675,657, due 01/15/17-08/20/66)	4,583,977	0.9
		19,300,534	3.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
3,362,692	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $3,362,692)	$3,362,692	0.7
	Total Short-Term Investments (Cost $37,437,995)	37,490,726	7.5
	Total Investments in Securities (Cost $470,195,117)	$516,214,145	103.1
	Liabilities in Excess of Other Assets	(15,673,826)	(3.1)
	Net Assets	$500,540,319	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

&
Payment-in-kind

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

±
Defaulted security

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)
This grouping contains securities on loan.

(b)
The grouping contains securities in default.

EUR
EU Euro

Cost for federal income tax purposes is $470,150,300.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$67,464,806
Gross Unrealized Depreciation	(21,400,961)
Net Unrealized Appreciation	$46,063,845

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$11,869,240	$2,968,634	$—	$14,837,874
Consumer Staples	17,631,670	—	—	17,631,670
Energy	44,508,551	—	—	44,508,551
Financials	26,033,109	—	—	26,033,109
Health Care	19,421,715	10,668,150	—	30,089,865
Industrials	26,798,600	—	122,185	26,920,785
Information Technology	23,597,199	—	—	23,597,199
Materials	15,333,200	6,023,988	—	21,357,188
Telecommunication Services	4,804,200	2,939,751	—	7,743,951
Utilities	33,877,697	—	—	33,877,697
Total Common Stock	223,875,181	22,600,523	122,185	246,597,889
Preferred Stock	8,607,678	3,555,709	406,587	12,569,974
Equity-Linked Securities	—	32,036,339	—	32,036,339
Corporate Bonds/Notes	—	187,519,217	—	187,519,217
Short-Term Investments	3,362,692	34,128,034	—	37,490,726
Total Investments, at fair value	$235,845,551	$279,839,822	$528,772	$516,214,145

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
VY® Franklin Income Portfolio	as of December 31, 2016 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 12.7%
116,246	L	Brinker International, Inc.	$5,757,664	0.7
92,077		Brunswick Corp.	5,021,880	0.7
326,045		Chico’s FAS, Inc.	4,691,788	0.6
123,663		Cinemark Holdings, Inc.	4,743,713	0.6
251,889	@	EW Scripps Co.	4,869,014	0.6
52,983		Papa John’s International, Inc.	4,534,285	0.6
66,881		Pool Corp.	6,978,363	0.9
115,387	@	ServiceMaster Global Holdings, Inc.	4,346,628	0.6
2,911,154		Other Securities(a)	57,552,217	7.4
			98,495,552	12.7
		Consumer Staples: 3.4%
162,020	@	Performance Food Group Co.	3,888,480	0.5
57,084		Spectrum Brands Holdings, Inc.	6,983,086	0.9
473,670		Other Securities(a)	15,096,632	2.0
			25,968,198	3.4
		Energy: 4.0%
237,734		Patterson-UTI Energy, Inc.	6,399,799	0.9
456,980	@	Synergy Resources Corp.	4,071,692	0.5
1,519,017		Other Securities(a)	20,202,914	2.6
			30,674,405	4.0
		Financials: 18.3%
210,573		Associated Banc-Corp.	5,201,153	0.7
133,636		BankUnited, Inc.	5,036,741	0.7
80,022		East-West Bancorp., Inc.	4,067,518	0.5
238,060		First Horizon National Corp.	4,763,581	0.6
99,108		Great Western Bancorp, Inc.	4,320,118	0.6
298,200		Huntington Bancshares, Inc.	3,942,204	0.5
58,723		Iberiabank Corp.	4,918,051	0.6
87,489		ProAssurance Corp.	4,916,882	0.6
209,100		TCF Financial Corp.	4,096,269	0.5
3,467,722		Other Securities(a)	100,741,730	13.0
			142,004,247	18.3
		Health Care: 12.1%
193,080	@	Catalent, Inc.	5,205,437	0.7
137,578		Healthsouth Corp.	5,673,717	0.7
41,360	@	Idexx Laboratories, Inc.	4,850,287	0.6
38,931	@	WellCare Health Plans, Inc.	5,336,661	0.7
86,229		West Pharmaceutical Services, Inc.	7,314,806	0.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
2,804,334		Other Securities(a)	$65,710,523	8.5
			94,091,431	12.1
		Industrials: 19.3%
290,800	@	ACCO Brands Corp.	3,794,940	0.5
168,672		Allison Transmission Holdings, Inc.	5,682,559	0.7
85,740		Applied Industrial Technologies, Inc.	5,092,956	0.7
63,200		Barrett Business Services, Inc.	4,051,120	0.5
130,240		Brady Corp.	4,890,512	0.6
119,792		Douglas Dynamics, Inc.	4,031,001	0.5
209,000		General Cable Corp.	3,981,450	0.5
111,400		Global Brass & Copper Holdings, Inc.	3,821,020	0.5
133,766		Knight Transportation, Inc.	4,420,966	0.6
66,900		Landstar System, Inc.	5,706,570	0.7
57,927	@	RBC Bearings, Inc.	5,376,205	0.7
110,400		Skywest, Inc.	4,024,080	0.5
191,306		Toro Co.	10,703,571	1.4
2,649,002		Other Securities(a)	84,164,940	10.9
			149,741,890	19.3
		Information Technology: 13.2%
61,850		Cabot Microelectronics Corp.	3,907,065	0.5
94,300	@	Insight Enterprises, Inc.	3,813,492	0.5
129,300	@	Sanmina Corp.	4,738,845	0.6
4,509,576		Other Securities(a)	89,566,633	11.6
			102,026,035	13.2
		Materials: 4.8%
105,349		Aptargroup, Inc.	7,737,884	1.0
90,846	@	Crown Holdings, Inc.	4,775,774	0.6
68,600		Trinseo SA	4,067,980	0.5
682,945		Other Securities(a)	20,820,807	2.7
			37,402,445	4.8
		Real Estate: 7.0%
54,297		EastGroup Properties, Inc.	4,009,291	0.5
98,746		National Retail Properties, Inc.	4,364,573	0.6
204,917		RLJ Lodging Trust	5,018,417	0.7
1,783,001		Other Securities	40,595,888	5.2
			53,988,169	7.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 0.4%
144,000	Other Securities	$3,236,532	0.4
	Utilities: 2.9%
79,983	NorthWestern Corp.	4,548,633	0.6
192,745	Portland General Electric Co.	8,351,641	1.1
349,100	Other Securities(a)	9,490,168	1.2
		22,390,442	2.9
	Total Common Stock (Cost $584,459,708)	760,019,346	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateralcc: 4.9%
1,736,768	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,736,865, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,771,604, due 12/31/17-10/20/46)	1,736,768	0.2
8,961,938	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,962,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,141,177, due 01/25/17-10/20/66)	8,961,938	1.1
8,961,938	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $8,962,449, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,141,177, due 03/02/17-02/01/49)	8,961,938	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
8,961,938	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,962,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,141,177, due 01/15/17-08/20/66)	$8,961,938	1.2
9,111,301	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $9,111,950, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,342,810, due 04/15/18-02/15/46)	9,111,301	1.2
		37,733,883	4.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.1%
16,791,391	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $16,791,391)	16,791,391	2.1
	Total Short-Term Investments (Cost $54,525,274)	54,525,274	7.0
	Total Investments in Securities (Cost $638,984,982)	$814,544,620	105.1
	Liabilities in Excess of Other Assets	(39,247,788)	(5.1)
	Net Assets	$775,296,832	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $641,395,295.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$199,231,563
Gross Unrealized Depreciation	(26,082,238)
Net Unrealized Appreciation	$173,149,325

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$760,019,346	$—	$—	$760,019,346
Short-Term Investments	16,791,391	37,733,883	—	54,525,274
Total Investments, at fair value	$776,810,737	$37,733,883	$—	$814,544,620
Liabilities Table
Other Financial Instruments+
Futures	$(127,973)	$—	$—	$(127,973)
Total Liabilities	$(127,973)	$—	$—	$(127,973)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2016, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	86	03/17/17	$5,834,670	$(127,973)
			$5,834,670	$(127,973)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$127,973
		$127,973

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.
See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2016 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,603,554
Total	$1,603,554

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(142,157)
Total	$(142,157)

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Canada: 0.3%
25,200		Other Securities	$486,864	0.3
		China: 3.4%
873,000		China Life Insurance Co., Ltd.	2,256,661	1.2
4,214,144		Other Securities(a)	4,342,947	2.2
			6,599,608	3.4
		France: 6.5%
42,690		BNP Paribas	2,716,711	1.4
198,900		Credit Agricole SA	2,462,128	1.3
32,080		Sanofi	2,594,164	1.3
109,437		Other Securities	4,860,288	2.5
			12,633,291	6.5
		Germany: 6.3%
254,200		Deutsche Lufthansa AG	3,276,835	1.7
59,200	#,@	Innogy SE	2,057,087	1.0
18,320		Merck KGaA	1,907,502	1.0
80,110		Metro AG	2,662,636	1.4
19,150		Siemens AG	2,344,733	1.2
			12,248,793	6.3
		Ireland: 0.5%
12,340		Other Securities	878,978	0.5
		Israel: 2.1%
112,883		Teva Pharmaceutical Industries Ltd. ADR	4,092,009	2.1
		Italy: 1.8%
190,871		ENI S.p.A.	3,094,234	1.6
157,794		Other Securities(a)	453,144	0.2
			3,547,378	1.8
		Japan: 5.0%
258,800		Nissan Motor Co., Ltd.	2,596,060	1.3
49,500		SoftBank Group Corp.	3,275,616	1.7
782,800		Other Securities	3,817,537	2.0
			9,689,213	5.0
		Netherlands: 5.6%
386,079		Aegon NV	2,120,991	1.1
2,558		Royal Dutch Shell PLC - Class A	70,610	0.0
187,540		Royal Dutch Shell PLC - Class B	5,388,414	2.8
80,170		Other Securities	3,214,032	1.7
			10,794,047	5.6
		Portugal: 1.1%
146,520		Galp Energia SGPS SA	2,184,362	1.1
		Russia: 1.1%
128,553		MMC Norilsk Nickel PJSC ADR	2,175,117	1.1
		Singapore: 1.7%
762,280		Other Securities	3,231,079	1.7
		South Korea: 6.4%
29,705		Hyundai Motor Co.	3,583,538	1.9
76,364		KB Financial Group, Inc.	2,698,664	1.4
4,077		Samsung Electronics Co., Ltd.	6,067,853	3.1
			12,350,055	6.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: 1.0%
209,292		Telefonica S.A.	$1,932,265	1.0
		Sweden: 2.0%
321,620		Telefonaktiebolaget LM Ericsson	1,885,006	1.0
122,730	L	Getinge AB	1,966,502	1.0
			3,851,508	2.0
		Switzerland: 3.1%
9,160		Roche Holding AG	2,088,045	1.1
528,128		Other Securities	3,948,535	2.0
			6,036,580	3.1
		Thailand: 0.7%
297,000		Other Securities	1,319,794	0.7
		Turkey: 0.7%
201,482		Other Securities	1,390,226	0.7
		United Kingdom: 11.1%
268,229		BAE Systems PLC	1,950,988	1.0
824,740		Barclays PLC	2,263,387	1.2
552,759		BP PLC	3,462,187	1.8
215,161		Sky PLC	2,623,029	1.4
54,380		CRH PLC - London	1,885,867	1.0
339,910		HSBC Holdings PLC	2,718,005	1.4
434,247	@	Standard Chartered PLC	3,541,271	1.8
1,107,644		Other Securities	2,947,647	1.5
			21,392,381	11.1
		United States: 34.0%
54,970		American International Group, Inc.	3,590,091	1.9
16,861	@	Allergan plc	3,540,979	1.8
3,550	@	Alphabet, Inc. - Class A	2,813,197	1.5
26,770		Amgen, Inc.	3,914,042	2.0
36,600		Apache Corp.	2,323,002	1.2
23,400		Apple, Inc.	2,710,188	1.4
27,060		Capital One Financial Corp.	2,360,714	1.2
84,990		Cisco Systems, Inc.	2,568,398	1.3
80,090		Citigroup, Inc.	4,759,749	2.5
41,560		Comcast Corp. – Class A	2,869,718	1.5
33,630		Eli Lilly & Co.	2,473,487	1.3
39,750		Gilead Sciences, Inc.	2,846,497	1.5
42,940		JPMorgan Chase & Co.	3,705,293	1.9
50,410		Microsoft Corp.	3,132,477	1.6
91,170	@	Navistar International Corp.	2,860,003	1.5
97,660		Oracle Corp.	3,755,027	1.9
62,340		SunTrust Banks, Inc.	3,419,349	1.8
79,430		Twenty-First Century Fox, Inc. - Class A	2,227,217	1.1
212,313		Other Securities(a)	9,899,899	5.1
			65,769,327	34.0
		Total Common Stock (Cost $170,175,303)	182,602,875	94.4

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.2%
		United States: 1.2%
2,123,000	#,L	Chesapeake Energy Corp., 8.000%, 12/15/22	$2,301,863	1.2
		Total Corporate Bonds/Notes (Cost $1,987,848)	2,301,863	1.2
		Total Long-Term Investments (Cost $172,163,151)	184,904,738	95.6
SHORT-TERM INVESTMENTS: 6.7%
		U.S. Government Agency Obligations: 4.2%
5,400,000	Z	Federal Farm Credit Notes, 0.233%, 01/03/17	5,400,000	2.8
2,700,000	Z	Federal Home Loan Mortgage Corp., 0.300%, 01/03/17	2,700,000	1.4
			8,100,000	4.2
		Securities Lending Collateralcc: 2.5%
1,159,550		Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,159,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,182,741, due 01/25/17-10/20/66)	1,159,550	0.6
1,159,550		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,159,617, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,182,741, due 12/01/17-01/01/47)	1,159,550	0.6
1,159,550		Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,159,616, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,182,741, due 03/02/17-02/01/49)	1,159,550	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
244,041	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $244,054, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $248,922, due 10/31/18-11/30/22)	$244,041	0.1
1,159,550	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,159,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,182,741, due 01/15/17-08/20/66)	1,159,550	0.6
		4,882,241	2.5
	Total Short-Term Investments (Cost $12,982,068)	12,982,241	6.7
	Total Investments in Securities (Cost $185,145,219)	$197,886,979	102.3
	Liabilities in Excess of Other Assets	(4,470,674)	(2.3)
	Net Assets	$193,416,305	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

See Accompanying Notes to Financial Statements

VY® Templeton Global Growth	SUMMARY PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2016 (continued)

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $186,062,453.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,450,445
Gross Unrealized Depreciation	(18,625,919)
Net Unrealized Appreciation	$11,824,526

Sector Diversification	Percentage of Net Assets
Financials	24.1%
Health Care	15.3
Information Technology	14.0
Energy	13.1
Consumer Discretionary	9.8
Industrials	6.7
Telecommunication Services	5.8
Materials	3.9
Consumer Staples	1.9
Utilities	1.0
Short-Term Investments	2.5
U.S. Government Agency Obligations	4.2
Liabilities in Excess of Other Assets	(2.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock
Canada	$486,864	$—	$—	$486,864
China	990,862	5,608,746	—	6,599,608
France	—	12,633,291	—	12,633,291
Germany	2,057,087	10,191,706	—	12,248,793
Ireland	878,978	—	—	878,978
Israel	4,092,009	—	—	4,092,009
Italy	—	3,547,378	—	3,547,378
Japan	—	9,689,213	—	9,689,213
Netherlands	—	10,794,047	—	10,794,047
Portugal	—	2,184,362	—	2,184,362
Russia	2,175,117	—	—	2,175,117
Singapore	—	3,231,079	—	3,231,079
South Korea	—	12,350,055	—	12,350,055
Spain	—	1,932,265	—	1,932,265
Sweden	—	3,851,508	—	3,851,508
Switzerland	—	6,036,580	—	6,036,580
Thailand	—	1,319,794	—	1,319,794
Turkey	1,390,226	—	—	1,390,226
United Kingdom	—	21,392,381	—	21,392,381
United States	65,769,327	—	—	65,769,327
Total Common Stock	77,840,470	104,762,405	—	182,602,875
Corporate Bonds/Notes	—	2,301,863	—	2,301,863
Short-Term Investments	—	12,982,241	—	12,982,241
Total Investments, at fair value	$77,840,470	$120,046,509	$—	$197,886,979

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya High Yield Portfolio
Class ADV	NII	$0.6162
Class I	NII	$0.6696
Class S	NII	$0.6450
Class S2	NII	$0.6264
Voya Large Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.1081
Class R6	NII	$0.1081
Class S	NII	$0.0574
Class S2	NII	$0.0218
All Classes	LTCG	$2.4913
Voya Large Cap Value Portfolio
Class ADV	NII	$0.2151
Class I	NII	$0.2842
Class R6	NII	$0.2840
Class S	NII	$0.2540
Class S2	NII	$0.2344
All Classes	LTCG	$0.3508
Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.1594
Class I	NII	$0.2844
Class S	NII	$0.2406
Voya Multi-Manager Large Cap Core Portfolio
Class ADV	NII	$0.2346
Class I	NII	$0.3241
Class R	NII	$0.3241
Class S	NII	$0.2858
All Classes	LTCG	$0.5410
Portfolio Name	Type	Per Share Amount
Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.2030
Class I	NII	$0.2749
Class S	NII	$0.2475
Class S2	NII	$0.2197
All Classes	STCG	$0.0230
All Classes	LTCG	$0.7701
VY® Clarion Real Estate Portfolio
Class ADV	NII	$0.4622
Class I	NII	$0.6744
Class S	NII	$0.5727
Class S2	NII	$0.5184
VY® Franklin Income Portfolio
Class ADV	NII	$0.6679
Class I	NII	$0.7246
Class S	NII	$0.7063
Class S2	NII	$0.6869
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0392
Class I	NII	$0.1450
Class R6	NII	$0.1450
Class S	NII	$0.0926
Class S2	NII	$0.0582
All Classes	STCG	$0.1514
All Classes	LTCG	$1.4445
VY® Templeton Global Growth Portfolio
Class ADV	NII	$0.4628
Class I	NII	$0.5465
Class S	NII	$0.5041
Class S2	NII	$0.4764
All Classes	LTCG	$4.1662

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large Cap Growth Portfolio	100.00%
Voya Large Cap Value Portfolio	42.31%
Voya Multi-Manager Large Cap Core Portfolio	90.04%
Voya U.S. Stock Index Portfolio	29.29%
VY® Franklin Income Portfolio	38.79%
VY® JPMorgan Small Cap Core Equity Portfolio	100.00%
VY® Templeton Global Growth Portfolio	34.17%

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large Cap Growth Portfolio	$789,848,265
Voya Large Cap Value Portfolio	$47,814,546
Voya Multi-Manager Large Cap Core Portfolio	$14,472,981
Voya U.S. Stock Index Portfolio	$246,099,443
VY® JPMorgan Small Cap Core Equity Portfolio	$55,204,947
VY® Templeton Global Growth Portfolio	$59,464,055
Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Templeton Global Growth Portfolio	$205,657	$0.0105	64.53%

*
None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 1994 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 - May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND
SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (collectively, the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

information regarding the performance and expenses of the Portfolio (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Portfolio) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Portfolio.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and each Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that one of the Portfolios that does not have advisory fee breakpoints does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub- advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser and which additional services the Adviser pays for on behalf of the Portfolio under the “bundled fee” arrangement in return for a single management fee. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya High Yield Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, and the second quintile for the three-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, five-year and ten-year periods, and the second quintile for the year-to-date and three-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year period, the fourth quintile for the one-year and three-year periods, and the fifth (lowest) quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (2) Management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment objective; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s discussion of breakpoint discounts that had been added to the Portfolio’s management fees in August 2015; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Limited Maturity Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the three-year period, the third quintile for the year-to-date and ten-year periods, and the fourth quintile for the five-year period. In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Large Cap Core Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Large Cap Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the year-to-date, one-year and ten-year periods, and the fourth quintile for the five-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Stock Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Stock Index Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, and the second quintile for the year-to-date and ten-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations that the Portfolio seeks investment results that correspond to the total return of an index, and the Portfolio is meeting this objective; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Clarion Real Estate Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, and the second quintile for the year-to-date, one-year, three-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Franklin Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the one-year and three-year periods. In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector selection had on the Portfolio’s performance; (2) the effect that differences in aspects of the Portfolio’s investment program, as compared to the strategies employed by funds included in the Portfolio’s Morningstar category, had on the Portfolio’s relative performance; (3) Management’s representations regarding the strength of the Portfolio’s performance during certain periods; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s representation regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that, at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® JPMorgan Small Cap Core Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
VY® Templeton Global Growth Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, five-year and ten-year periods, and the fifth (lowest) quintile for the one-year and three-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection, and sector and country allocations had on the Portfolio’s performance; (2) the Portfolio’s portfolio management team changed in April 2015; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a
Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that, at the Board’s direction during the 2016 Contract Review Process, new, lower expense limits were implemented on behalf of the Portfolio, to become effective January 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIT2AISS2          (1216-022017)

Annual Report

December 31, 2016

Voya Investors Trust
n  VY® BlackRock Inflation Protected Bond Portfolio
           Classes ADV, I and S

Voya Variable Insurance Trust
■  VY® Goldman Sachs Bond Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolio of Investments (“Portfolio of Investments”)	31
Tax Information	57
Trustee and Officer Information	58
Advisory Contract Approval Discussion	62

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned –2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible,investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of publicobligations of the U.S. Treasury that have a remaining maturity of one year or more.
Barclays U.S. Treasury Inflation Protected Securities Index	An market index comprised of all U.S. Treasury Inflation Linked Securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Treasury Obligations	51.6%
Corporate Bonds/Notes	24.1%
U.S. Government Agency Obligations	16.2%
Foreign Government Bonds	1.8%
Purchased Options	0.3%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Gargi Chaudhuri, Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 3.92% compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 4.68% for the same period.

Portfolio Review: After a series of political events that surprised markets, 2016 closed with increased inflation expectations throughout most of the United States, Japan and Europe. After hiking interest rates for a second time in December, the U.S. Federal Reserve Board (“Fed”) indicated a faster pace of interest rate hikes in 2017 (three instead of two). The TIPS Index registered positive absolute performance as real yields moved lower over the year. Breakevens, after continuing to be pressured by plummeting energy prices in the first quarter widened significantly in the wake of the Presidential election. Benchmark 10-year inflation expectations broke the 2.00% level late in December before ending the year at 1.97%.

In Europe, fears of a recession due to the UK voting to leave the European Union have diminished as data in the second half of 2016 remains strong in the UK and throughout the rest of Europe. In December, the European Central Bank (“ECB”) unexpectedly tapered its monthly bond buying from March onwards, but extended the duration of the program to December 2017, which was a longer extension than expected.

Over the year, the Portfolio was generally long breakevens in the U.S., and as the year drew to a close, long European breakeven positioning was reduced. The Portfolio’s active foreign exchange (“FX”) positioning was tactical in nature mainly employing positions to hedge Portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the Portfolio’s New Zealand real rate allocation was the main driver of performance. Select FX positons benefitted performance, namely short GBP vs. USD around the UK referendum.

Long U.S. breakeven positioning was a detractor over the first six weeks of the year, as energy prices plummeted at the start of 2016 and challenged market-based measures of inflation expectations. Widening of breakevens, especially after the election, benefitted performance. Additional detractors included aggregate European positioning as well as Japanese nominal positioning. Aggregate FX positioning also detracted (esp. USD vs. CAD).

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	5.1%
United States Treasury Inflation Indexed Bonds, 2.125%, 02/15/41	4.8%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	4.7%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	4.5%
Fannie Mae, 1.750%, 09/12/19	4.2%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3.9%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	3.6%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	3.5%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	3.1%
Federal Home Loan Banks, 1.000%, 09/26/19	3.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: U.S. — we maintain our long inflation bias as economic measures of inflation continue to show strength. The post-election widening in market based measures of inflation supports the reflationary narrative. We are of the view that valuations have room to widen further supported by a positive technical environment in 2017 and continued strength in data. We expect core CPI to advance further towards 2.25–2.5% year-over-year and headline CPI to breach the 2.5% level by mid-2017. We expect to see the Fed remain on a path of interest rate normalization, and while it may be less committed to an ’inflation overshoot’ there is still room for market based inflation expectations to rise before reaching levels that equate to the 2% personal consumption expenditures target. We continue to favour a nominal curve steepening bias.

Europe (incl. UK) — the ECB’s extended quantitative easing timeline, paired with the reduced quantity of bond purchases supports our view that the ECB is likely to continue to address Bund scarcity in the coming year. We are of the opinion that the market is under-pricing the probability of a rebound in European inflation in the short term which will likely call into question the extremely accommodative monetary policy stance — thus we have begun to build a small short in the front end of the European core. As political events in Europe continue into 2017, we favour being underweight French inflation, overweight Spanish real rates (vs. Germany) and long Italian breakevens. In the UK, we remain short real rates and breakevens outright and versus the U.S. as we believe UK defined benefit demand has driven valuations to excessive levels.

Asia Pacific — We remain long Japanese inflation breakevens, as downside risk is limited by the embedded deflation floor and upside risk shows potential supported by the move higher in the USD/JPY exchange rate, putting upward pressure on Japanese import prices. We believe the Reserve Bank of Australia is likely to stay accommodative, diverging relative to the Fed which adds steepening pressure to the Australian rates curve as U.S. yields move higher, supporting our tactical Australian rate steepening bias relative to the U.S. at the longer end of the curve.

FX — FX positioning has been more tactical in nature, allowing for nimble adjustments as needed. On a thematic level, we are flat FX but are prepared to make adjustments as opportunities arise.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	3.27%	–0.25%	2.90%
Class I	3.92%	0.36%	3.55%
Class S	3.62%	0.09%	3.26%
TIPS Index	4.68%	0.89%	4.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

VY® GOLDMAN SACHS BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2016 (as a percentage of net assets)

U.S. Government Agency Obligations	45.8%
Corporate Bonds/Notes	25.5%
Asset-Backed Securities	11.2%
U.S. Treasury Obligations	6.6%
Collateralized Mortgage Obligations	3.5%
Foreign Government Bonds	2.7%
Municipal Bonds	0.9%
Commercial Mortgage-Backed Securities	0.8%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Goldman Sachs Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner and Michael Swell, Portfolio Managers of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year-ended December 31, 2016, the Portfolio’s shares provided a total return of 2.70% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65% for the same period.

Portfolio Review: The Portfolio’s duration and yield curve strategy detracted from performance. The Portfolio had a long U.S. interest rates bias in the beginning of the year and moved to short in U.S. interest rates in March. The Portfolio moved to neutral U.S. duration in October before reestablishing a short position in December. The Portfolio’s duration and yield curve strategy is implemented by using futures.

The Portfolio’s country strategy contributed to performance, driven by long positions in European interest rates versus short positions in the U.S. and Japan. A long position in Canadian interest rates versus a short position in the U.S. further added to the Portfolio’s returns. Overall the Portfolio’s currency strategy detracted from performance over the period due to long positions in emerging market currencies such as the Mexican peso, Malaysian ringgit and Polish zloty. Donald Trump’s victory drove turbulence across markets, with emerging markets among the most volatile given President-elect Trump’s protectionist trade rhetoric during his campaign. This was offset by a short euro position and long positions in the Russian ruble and Brazilian real in the first half of 2016. The country and currency strategies use swaps and futures to implement relative value trades.

Cross sector positioning contributed to results, driven by allocations to collateralized loan obligations and an overweight to asset-backed securities. Allocations to U.S. Treasury Inflation-Protected Securities (“TIPS”) and an overweight to emerging market sovereign debt further added to returns. This was offset by an overweight to corporate credit in first half of the year and an underweight since June. Credit spreads widened in the beginning of the year on weak commodity prices and concerns surrounding growth in China. Credit spreads have since rallied, supported by monetary stimulus from central banks and investors’ global search for yield. An underweight to agency mortgage-backed securities (“MBS”) and emerging market corporates further detracted from performance. While we found fundamentals unattractive for agency MBS, they were supported by buying from overseas investors and U.S. commercial banks.

Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

Ginnie Mae, 3.000%, 12/20/46	17.4%
Fannie Mae, 4.000%, 08/25/40	5.6%
Ginnie Mae, 4.000%, 04/20/46	3.8%
Ginnie Mae, 3.000%, 09/20/46	3.6%
Ginnie Mae, 4.000%, 03/20/46	2.7%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	2.4%
Ginnie Mae, 4.000%, 10/20/43	1.7%
Ginnie Mae, 4.000%, 10/20/45	1.3%
OFSI Fund VII Ltd. 2014-7A ACOM, 2.176%, 10/18/26	1.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Security selection contributed to performance. Selection of MBS was beneficial within the securitized sector. Within government/swaps, tactical trades and selections of TIPS added to returns. Selections of Brazilian and U.S. dollar-denominated Venezuelan debt were beneficial within emerging markets. Selections of Puerto Rican municipal bonds further added to returns. Within corporate credit, CDX cash bond basis and tactical credit curve positioning contributed to performance, while selections of industrial and financial securities offset returns. There were no material detractors within security selection over the period.

Current Strategy and Outlook: We expect the economic recovery to continue in 2017, with risks for the U.S. skewed to the upside given the potential for fiscal stimulus and regulatory relief during the Trump Presidency. We see downside risks to the UK given “Brexit.” We also see political headwinds in Europe ahead of electoral events. We believe relative value strategies are more attractive than directional risk. We are underweight U.S. interest rates and, on a relative value basis, favor rates in Norway and Canada versus the U.S. Our currency exposure is biased towards the U.S. dollar. We prefer securitized credit for sector exposure.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	VY® GOLDMAN SACHS BOND PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2016
	1 Year	Since Inception February 20, 2015
VY® Goldman Sachs Bond Portfolio	2.70%	1.55%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	1.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Goldman Sachs Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$982.90	1.12%	$5.58	$1,000.00	$1,019.51	1.12%	$5.69
Class I	1,000.00	986.60	0.52	2.60	1,000.00	1,022.52	0.52	2.64
Class S	1,000.00	985.40	0.77	3.84	1,000.00	1,021.27	0.77	3.91

VY® Goldman Sachs Bond Portfolio
	$1,000.00	$984.70	0.58%	$2.89	$1,000.00	$1,022.22	0.58%	$2.95

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust and Voya Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolio of investments of, VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (each a series of Voya Investors Trust and Voya Variable Insurance Trust, respectively) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2017

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

		VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
ASSETS:
Investments in securities at fair value+*		$521,381,080	$220,092,717
Short-term investments at fair value**		30,416,823	19,192,671
Total investments at fair value		$551,797,903	$239,285,388
Cash		—	4,250
Cash collateral for futures		349,514	1,387,803
Cash pledged for centrally cleared swaps (Note 2)		1,280,490	1,190,876
Foreign currencies at value***		153,138	—
Foreign cash collateral for futures*****		9,978	255,327
Receivables:
Investment securities sold		3,231,458	8,479,101
Investment securities sold on a delayed-delivery or when-issued basis		—	56,027,031
Fund shares sold		209,444	103,449
Dividends		7,400	8,236
Interest		2,694,941	1,075,264
Unrealized appreciation on forward foreign currency contracts		519,657	1,407,141
Upfront payments paid on OTC swap agreements		—	45,737
Unrealized appreciation on OTC swap agreements		7,502,835	751
Variation margin receivable on centrally cleared swaps		—	200,907
Prepaid expenses		2,431	781
Reimbursement due from manager		—	7,828
Other assets		16,325	1,936
Total assets		567,775,514	309,481,806

LIABILITIES:
Payable for investment securities purchased		3,885,804	8,740,925
Payable for investment securities purchased on a delayed-delivery or when-issued basis		—	22,821,406
Payable for fund shares redeemed		398,570	498,387
Payable upon receipt of securities loaned		—	163,639
Sales commitmentsˆˆ		—	49,640,131
Unrealized depreciation on forward foreign currency contracts		288,247	513,290
Upfront payments received on OTC swap agreements		—	2
Unrealized depreciation on OTC swap agreements		630,161	23,447
Variation margin payable on centrally cleared swaps		123,805	—
Cash received as collateral for OTC derivatives (Note 2)		6,950,000	—
Payable for investment management fees		224,873	90,859
Payable for distribution and shareholder service fees		66,694	—
Payable to custodian due to foreign currency overdraft*****		—	79,210
Payable to trustees under the deferred compensation plan (Note 6)		16,325	1,936
Payable for trustee fees		3,148	1,931
Other accrued expenses and liabilities		116,060	60,600
Written options, at fair valueˆ		729,618	—
Total liabilities		13,433,305	82,635,763
NET ASSETS		$554,342,209	$226,846,043

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$629,258,143	$225,903,194
Undistributed net investment income		2,847,202	4,037,931
Accumulated net realized loss		(78,051,019)	(3,178,003)
Net unrealized appreciation		287,883	82,921
NET ASSETS		$554,342,209	$226,846,043

+	Including securities loaned at value	$—	$155,037
*	Cost of investments in securities	$528,385,767	$220,026,609
**	Cost of short-term investments	$30,391,531	$19,491,293
***	Cost of foreign currencies	$156,381	$—
****	Cost of foreign cash collateral for futures	$9,978	$255,327
*****	Cost of foreign currency overdraft	$—	$80,437
ˆ	Premiums received on written options	$1,429,151	$—
ˆˆ	Proceeds receivable from sales commitments	$—	$48,888,750

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio
Class ADV
Net assets	$52,109,807	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,682,255	n/a
Net asset value and redemption price per share	$9.17	n/a

Class I
Net assets	$311,948,657	$226,846,043
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	32,670,551	22,558,215
Net asset value and redemption price per share	$9.55	$10.06

Class S
Net assets	$190,283,745	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	20,132,707	n/a
Net asset value and redemption price per share	$9.45	n/a

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Goldman Sachs Bond Portfolio

INVESTMENT INCOME:
Dividends	$60,418	$74,398
Interest, net of foreign taxes withheld*	9,518,632 (1)	5,061,046
Securities lending income, net	—	4,987
Total investment income	9,579,050	5,140,431

EXPENSES:
Investment management fees	2,963,487	994,733
Distribution and shareholder service fees:
Class ADV	347,487	—
Class S	492,549	—
Transfer agent fees	1,105	2,178
Shareholder reporting expense	33,850	14,640
Registration fees	—	18,869
Professional fees	53,855	49,524
Custody and accounting expense	136,851	206,970
Trustee fees	19,618	7,462
Offering expense	—	5,705
Miscellaneous expense	31,225	15,469
Total expenses	4,080,027	1,315,550
Net waived and reimbursed fees	(255,960)	(157,623)
Net expenses	3,824,067	1,157,927
Net investment income	5,754,983	3,982,504

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,058,467)	(667,602)
Foreign currency related transactions	(1,213,330)	(1,255,391)
Futures	(2,179,439)	(889,648)
Swaps	(3,044,271)	311,734
Written options	3,284,063	—
Net realized loss	(6,211,444)	(2,500,907)
Net change in unrealized appreciation (depreciation) on:
Investments	13,102,504	3,311,669
Foreign currency related transactions	1,137,442	998,185
Futures	(763,190)	632,212
Swaps	8,833,641	(593,649)
Written options	(1,042,383)	—
Sales commitments	—	(751,381)
Net change in unrealized appreciation (depreciation)	21,268,014	3,597,036
Net realized and unrealized gain	15,056,570	1,096,129
Increase in net assets resulting from operations	$20,811,553	$5,078,633

* Foreign taxes withheld	$—	$489

(1)
Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds. Please refer to Note 2 for additional details regarding inflationary and deflationary adjustments to interest income for VY® BlackRock Inflation Protected Bond Portfolio.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® Goldman Sachs Bond Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	February 20, 2015(1)to December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$5,754,983	$(87,200)	$3,982,504	$2,971,011
Net realized gain (loss)	(6,211,444)	(9,099,153)	(2,500,907)	936,940
Net change in unrealized appreciation (depreciation)	21,268,014	(5,773,009)	3,597,036	(3,514,115)
Increase (decrease) in net assets resulting from operations	20,811,553	(14,959,362)	5,078,633	393,836

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(642,459)	—	—
Class I	—	(3,883,410)	(4,529,620)	—
Class S	—	(2,222,511)	—	—
Return of capital:
Class ADV	—	(20,331)	—	—
Class I	—	(1,607,540)	—	—
Class S	—	(642,177)	—	—
Total distributions	—	(9,018,428)	(4,529,620)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,157,435	69,871,100	100,578,739	259,113,887
Reinvestment of distributions	—	9,018,428	4,529,620	—
	93,157,435	78,889,528	105,108,359	259,113,887
Cost of shares redeemed	(127,760,432)	(244,456,802)	(66,578,679)	(71,740,373)
Net increase (decrease) in net assets resulting from capital share transactions	(34,602,997)	(165,567,274)	38,529,680	187,373,514
Net increase (decrease) in net assets	(13,791,444)	(189,545,064)	39,078,693	187,767,350

NET ASSETS:
Beginning of year or period	568,133,653	757,678,717	187,767,350	—
End of year or period	$554,342,209	$568,133,653	$226,846,043	$187,767,350
Undistributed net investment income at end of year or period	$2,847,202	$933,920	$4,037,931	$4,673,721

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-16	8.88	0.05		0.24	0.29	—	—	—	—	—	9.17	3.27	1.21	1.12	1.12	0.53	52,110	73
12-31-15	9.24	(0.05)		(0.22)	(0.27)	0.09	—	0.00 *	0.09	—	8.88	(2.89)	1.30	1.11	1.11	(0.52)	54,750	470
12-31-14	9.15	0.05		0.15	0.20	0.11	—	—	0.11	—	9.24	2.14	1.30	1.11	1.11	0.57	63,936	527
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13	1.13	0.19	102,747	475
Class I
12-31-16	9.19	0.11		0.25	0.36	—	—	—	—	—	9.55	3.92	0.56	0.52	0.52	1.15	311,949	73
12-31-15	9.54	0.01	•	(0.23)	(0.22)	0.08	—	0.05	0.13	—	9.19	(2.35)	0.55	0.51	0.51	0.16	311,110	470
12-31-14	9.42	0.11		0.16	0.27	0.15	—	—	0.15	—	9.54	2.81	0.55	0.51	0.51	1.18	450,442	527
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53	0.53	0.83	508,369	475
Class S
12-31-16	9.12	0.09		0.24	0.33	—	—	—	—	—	9.45	3.62	0.81	0.77	0.77	0.89	190,284	73
12-31-15	9.48	(0.02)		(0.22)	(0.24)	0.09	—	0.03	0.12	—	9.12	(2.61)	0.80	0.76	0.76	(0.19)	202,274	470
12-31-14	9.37	0.09		0.15	0.24	0.13	—	—	0.13	—	9.48	2.54	0.80	0.76	0.76	0.90	243,300	527
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78	0.78	0.50	587,903	475
VY® Goldman Sachs Bond Portfolio
12-31-16	10.02	0.20	•	0.08	0.28	0.24	—	—	0.24	—	10.06	2.70	0.66	0.58	0.58	2.00	226,846	490
02-20-15(5)–12-31-15	10.00	0.15	•	(0.13)	0.02	—	—	—	—	—	10.02	0.20	0.61	0.58	0.58	1.77	187,767	507

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-five active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust. Prior to September 23, 2016, BlackRock Inflation Protected Bond was a non-diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® Goldman Sachs Bond Portfolio (“Goldman Sachs Bond”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Goldman Sachs Bond are each, a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Goldman Sachs Bond does not have a share class designation.

Directed Services LLC (“DSL”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the investment adviser to BlackRock Inflation Protected Bond. Voya Investments, LLC (“Voya Investments”), an Arizona limited liability company, serves as the investment adviser to Goldman Sachs Bond. DSL and Voya Investments are collectively referred to as the “Investment Advisers.” Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class, if applicable, of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Advisers responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Advisers or their affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Goldman Sachs Bond are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2016, the maximum amount of loss that BlackRock Inflation Protected Bond and Goldman Sachs Bond would incur if the counterparties to their derivative transactions failed to perform would be $9,623,657 and $1,430,180, respectively, which represents the gross payments to be received by the Portfolios on purchased

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, forward foreign currency contracts, and OTC credit default and inflation-linked swaps were they to be unwound as of December 31, 2016. At December 31, 2016, certain counterparties had pledged $6,950,000 in cash collateral to BlackRock Inflation Protected Bond. There was no cash collateral pledged to Goldman Sachs Bond by any counterparty at December 31, 2016.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had a liability position of $1,597,492 and $513,290, respectively, on open OTC credit default and inflation-linked swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2016, the Portfolios could have been required to pay this amount in cash to its counterparties. At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond did not pledge any cash collateral for their open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2016.

	Buy	Sell
BlackRock Inflation Protected Bond	$455,997,417	$48,199,076
Goldman Sachs Bond	121,580,350	51,864,728

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

At December 31, 2016, BlackRock Inflation Protected Bond has pledged U.S. Treasury Inflation Indexed Protected Securities with an original par value of $1,055,000 with the broker as collateral for open futures contracts. The security has been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had purchased and sold futures contracts on various bonds and notes as part of their duration strategy.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2016.

	Purchased	Sold
BlackRock Inflation Protected Bond	$238,509,687	$210,594,361
Goldman Sachs Bond	51,161,967	13,266,010

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written exchange-traded futures contracts at December 31, 2016.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written options on foreign currencies to manage its foreign exchange exposure and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written foreign currency options at December 31, 2016.

During the year ended December 31, 2016, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. Please refer to the Portfolio of Investments and the tables following for open purchased and written interest rate swaptions at December 31, 2016.

During the December 31, 2016, BlackRock Inflation Protected Bond had purchased and written inflation rate caps to manage its inflation strategy and to generate income. Please refer to the tables following the Portfolio of Investments for open written inflation rate caps at December 31, 2016. There were no open purchased inflation rate caps at December 31, 2016.

During the year ended December 31, 2016, Goldman Sachs Bond had purchased interest rate swaptions to manage its duration strategy. There were no open purchased interest rate swaptions at December 31, 2016.

Please refer to Note 9 for the volume of both purchased and written option activity for both BlackRock Inflation Protected Bond and Goldman Sachs Bond during the year ended December 31, 2016.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which a Portfolio is seller of protection are disclosed following the Portfolio of Investments for Goldman Sachs Bond. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2016, Goldman Sachs Bond had bought and sold credit protection on credit default swap indices (“CDX”) and single name issuers (Corporate or Sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Goldman Sachs Bond used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit and commercial mortgage-backed securities market. In addition, Goldman Sachs Bond bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2016, Goldman Sachs Bond had an average notional amount of $9,768,000 on credit default swaps to buy protection and an average notional amount of $5,257,500 on credit default swaps to sell protection. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2016.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $44,030,000 and $102,079,533, respectively.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps for BlackRock Inflation Protected Bond and Goldman Sachs Bond were $42,538,482 and $90,673,302, respectively.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

physical fixed-income securities. Please refer to the tables following each respective Portfolio of Investments for open interest rate swaps at December 31, 2016.

At December 31, 2016, BlackRock Inflation Protected Bond and Goldman Sachs Bond had pledged $1,280,490 and $1,190,876, respectively, in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). During the year ended December 31, 2016, BlackRock Inflation Protected Bond had an average notional amount of $18,421,448 on long inflation-linked swaps.

For the year ended December 31, 2016, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a fixed interest rate and receive a floating rate linked to an inflation index (“Short inflation-linked swap”). During the year ended December 31, 2016, BlackRock Inflation Protected Bond had an average notional amount of $286,663,834 on short inflation-linked swaps.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of its inflation strategy. Please refer to the tables following the Portfolio of Investments for open inflation-linked swaps at December 31, 2016.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. The Portfolios may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

P. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments from Goldman Sachs Bond at December 31, 2016.

Q. When-Issued and Delayed-Delivery Transactions. Goldman Sachs Bond may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price. To mitigate counterparty risk, a Portfolio may enter into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2016, there was no cash collateral pledged or received by the Portfolio for open when-issued or delayed-delivery transactions.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$103,439,379	$93,083,810
Goldman Sachs Bond	53,163,973	63,722,241

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$296,884,657	$342,957,670
Goldman Sachs Bond	919,753,628	978,046,118

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with their respective Investment Adviser. The Investment Advisers have overall responsibility for the management of their respective Portfolios. The Investment Advisers oversee all investment management and portfolio management services for their respective Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates each Portfolio’s respective Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% on the amount in excess of $1 billion
Goldman Sachs Bond	0.50% on the first $750 million; and 0.48% on assets over $750 million

(1)	DSL has contractually agreed to waive 0.04% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Trusts and the Investment Advisers have entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Advisers based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Advisers may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Bond	Goldman Sachs Asset Management, L.P.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEE (continued)

Class ADV shares of BlackRock Inflation Protected Bond have a Rule 12b-1 shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and effective May 1, 2016, a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. Prior to May 1, 2016, the distribution fee on Class ADV shares was 0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.15%, so that the actual fee paid by Class ADV shares of the Portfolio was an annual rate of 0.35%.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	10.08%
Voya Insurance and Annuity Company	BlackRock Inflation Protected Bond	33.45
Voya Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	16.29
Voya Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	18.13
Voya Solution 2025 Portfolio	Goldman Sachs Bond	15.70
Voya Solution Income Portfolio	BlackRock Inflation Protected Bond	7.78
	Goldman Sachs Bond	29.34

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of a Portfolio, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with its respective Portfolio, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Goldman Sachs Bond	0.58%

Each Investment Adviser may, at a later date, recoup from its respective Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the applicable Investment Adviser, and the related expiration dates, are as follows:

	December 31,
Portfolio	2017	2018	2019	Total
Goldman Sachs Bond	$—	$46,923	$157,623	$204,546

The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Investment Advisers. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2016.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Cost
Balance at 12/31/2015	—	46,350,000	20,940,000	22,480,000	11,425,000	8,575,000	138,720,000	$1,522,756
Options Purchased	53,860,000	15,205,000	24,200,000	206,730,000	108,360,000	41,640,000	382,755,000	5,998,098
Options Terminated in Closing Sell Transactions	(7,650,000)	(15,450,000)	(5,630,000)	(5,170,000)	(47,145,000)	—	(23,120,000)	(1,290,152)
Options Expired	(46,210,000)	(46,105,000)	(28,250,000)	(213,520,000)	(72,640,000)	(50,215,000)	(498,355,000)	(5,875,652)
Balance at 12/31/2016	—	—	11,260,000	10,520,000	—	—	—	$355,050

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2015	71,852,500	10,100,000	$2,127,495
Options Purchased	20,130,000	—	1,901,517
Options Terminated in Closing Sell Transactions	(13,330,000)	—	(1,033,990)
Options Expired	(66,852,500)	—	(625,353)
Balance at 12/31/2016	11,800,000	10,100,000	$2,369,669

Transactions in purchased inflation rate cap options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	USD Notional	Cost
Balance at 12/31/2015	25,320,000	$24,236
Options Expired	(25,320,000)	(24,236)
Balance at 12/31/2016	—	$—

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond durign the year ended December 31, 2016 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2015	—	$—
Options Purchased	9,177	4,560,237
Options Terminated in Closing Sell Transactions	(3,208)	(1,752,153)
Options Expired	(5,250)	(2,384,339)
Balance at 12/31/2016	719	$423,745

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	AUD Notional	CAD Notional	CHF Notional	EUR Notional	GBP Notional	NZD Notional	USD Notional	Premiums Received
Balance at 12/31/2015	—	46,350,000	7,310,000	12,010,000	3,800,000	8,575,000	66,040,000	$948,737
Options Written	61,160,000	30,455,000	5,630,000	74,965,000	56,375,000	24,990,000	220,855,000	4,105,725
Options Terminated in Closing Sell Transactions	(37,820,000)	(15,450,000)	—	(18,090,000)	(30,645,000)	—	(45,740,000)	(750,764)
Options Expired	(23,340,000)	(61,355,000)	(7,310,000)	(58,365,000)	(29,530,000)	(33,565,000)	(241,155,000)	(4,206,110)
Balance at 12/31/2016	—	—	5,630,000	10,520,000	—	—	—	$97,588

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2015	10,100,000	106,620,000	$2,393,281
Options Written	—	172,080,000	1,484,740
Options Terminated in Closing Purchase Transactions	—	(156,660,000)	(2,770,599)
Options Expired	—	(38,440,000)	(247,275)
Balance at 12/31/2016	10,100,000	83,600,000	$860,147

Transactions in written inflation rate caps for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2015	3,140,000	$217,411
Balance at 12/31/2016	3,140,000	$217,411

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2015	—	$—
Options Written	3,557	671,855
Options Terminated in Closing Purchase Transactions	(347)	(107,979)
Options Expired	(2,748)	(309,871)
Balance at 12/31/2016	462	$254,005

Transactions in purchased interest rate swaptions for Goldman Sachs Bond during the year ended December 31, 2016 were as follows:

	JPY Notional	Cost
Balance at 12/31/2015		$—
Options Purchased	197,080,000	28,141
Options Terminated in Closing Sell Transactions	(61,660,000)	(10,772)
Options Expired	(135,420,000)	(17,369)
Balance at 12/31/2016	—	$—

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2016	417,580	—	—	(898,707)	(481,127)	3,855,526	—	—	(8,253,074)	(4,397,548)
12/31/2015	362,010	—	70,953	(1,185,810)	(752,847)	3,305,470	—	662,790	(10,859,486)	(6,891,226)
Class I
12/31/2016	6,878,057	—	—	(8,047,014)	(1,168,957)	65,259,597	—	—	(76,426,152)	(11,166,555)
12/31/2015	5,658,110	—	575,124	(19,604,285)	(13,371,051)	53,298,007	—	5,490,950	(184,626,794)	(125,837,837)
Class S
12/31/2016	2,528,388	—	—	(4,566,921)	(2,038,533)	24,042,312	—	—	(43,081,206)	(19,038,894)
12/31/2015	1,412,122	—	301,235	(5,210,546)	(3,497,189)	13,267,623	—	2,864,688	(48,970,522)	(32,838,211)
Goldman Sachs Bond
12/31/2016	9,917,063	—	441,054	(6,536,981)	3,821,136	100,578,739	—	4,529,620	(66,578,679)	38,529,680
2/20/2015(1)-12/31/2015	25,889,066	—	—	(7,151,987)	18,737,079	259,113,887	—	—	(71,740,373)	187,373,514

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of Goldman Sachs Bond’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

Goldman Sachs Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$103,000	$(103,000)	$—
J.P. Morgan Securities LLC	52,037	(52,037)	—
Total	$155,037	$(155,037)	$—

(1)	Collateral with a fair value of $163,639 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2016:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$73,385	$(3,841,701)	$3,768,316
Goldman Sachs Bond	—	(88,674)	88,674

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
	Ordinary Income	Ordinary Income	Return of Capital
BlackRock Inflation Protected Bond	$—	$6,748,380	$2,270,048
Goldman Sachs Bond	4,529,620	—	—

The tax-basis components of distributable earnings as of December 31, 2016 were:

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$3,104,390	$(617,017)	$(13,615,366)	Short-term	None
			(63,774,435)	Long-term	None
			$(77,389,801)
Goldman Sachs Bond	4,790,274	(1,398,766)	$(1,507,263)	Short-term	None
			(940,030)	Long-term	None
			$(2,447,293)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to December 31, 2016, the following Portfolio declared net investment income dividends of:

BlackRock Inflation Protected Bond	Per Share Amount	Payable Date	Record Date
Class ADV	$0.0113	February 2, 2017	January 31, 2017
Class I	$0.0676	February 2, 2017	January 31, 2017
Class S	$0.0429	February 2, 2017	January 31, 2017

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for BlackRock Inflation Protected Bond from DSL to Voya Investments with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolio upon the replacement of DSL with Voya Investments.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

30

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.1%
		Basic Materials: 0.2%
1,260,000	#	Air Liquide Finance SA, 1.375%, 09/27/19	$1,240,272	0.2

		Communications: 1.3%
2,530,000		Comcast Corp., 5.700%, 05/15/18	2,670,860	0.5
4,485,000	#	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18	4,490,445	0.8
			7,161,305	1.3

		Consumer, Cyclical: 2.1%
4,350,000	#	American Honda Finance Corp., 1.600%, 02/16/18	4,354,093	0.8
1,850,000	#	BMW US Capital LLC, 1.500%, 04/11/19	1,832,331	0.3
290,000		Lowe’s Cos, Inc., 1.150%, 04/15/19	286,435	0.0
530,000	#	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	521,970	0.1
960,000	#	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,825	0.2
885,000		PACCAR Financial Corp., 1.300%, 05/10/19	874,594	0.2
2,900,000		Toyota Motor Credit Corp., 1.550%, 07/13/18	2,899,452	0.5
			11,726,700	2.1

		Consumer, Non-cyclical: 5.6%
6,320,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	6,330,864	1.1
5,700,000		Gilead Sciences, Inc., 1.850%, 09/04/18	5,721,894	1.0
4,835,000		Medtronic, Inc., 1.375%, 04/01/18	4,826,954	0.9
2,900,000		Merck & Co., Inc., 1.100%, 01/31/18	2,894,185	0.5
4,250,000		Pfizer, Inc., 1.500%, 06/15/18	4,256,422	0.8
795,000	#	Roche Holdings, Inc., 2.250%, 09/30/19	801,553	0.2
6,280,000		Sanofi, 1.250%, 04/10/18	6,268,238	1.1
			31,100,110	5.6

		Energy: 0.2%
1,115,000		Shell International Finance BV, 1.375%, 09/12/19	1,099,276	0.2

		Financial: 12.2%
4,250,000		Bank of America NA, 2.050%, 12/07/18	4,273,086	0.8
5,000,000		Bank of Montreal, 1.400%, 04/10/18	4,987,330	0.9
5,800,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	5,786,283	1.0
2,850,000		Bank of Nova Scotia, 2.050%, 06/05/19	2,852,146	0.5
2,500,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	2,493,737	0.5
5,700,000		Branch Banking & Trust Co., 2.300%, 10/15/18	5,757,131	1.0

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,000,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	$2,980,590	0.5
2,000,000	#	Danske Bank A/S, 1.650%, 09/06/19	1,970,534	0.4
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,096,644	0.2
2,900,000		HSBC USA, Inc., 1.625%, 01/16/18	2,895,047	0.5
8,050,000		JPMorgan Chase & Co., 2.350%, 01/28/19	8,116,179	1.5
325,000		KeyBank NA/Cleveland OH, 1.600%, 08/22/19	320,526	0.1
5,700,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	5,701,163	1.0
1,970,000	#	Pricoa Global Funding I, 1.450%, 09/13/19	1,940,397	0.4
630,000	#	Principal Life Global Funding II, 1.500%, 04/18/19	622,138	0.1
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,966,298	0.4
2,500,000		Toronto-Dominion Bank, 1.950%, 01/22/19	2,503,707	0.5
5,700,000		US Bancorp, 1.950%, 11/15/18	5,729,401	1.0
1,700,000		Wells Fargo & Co., 2.150%, 01/15/19	1,709,261	0.3
2,215,000		Wells Fargo Bank NA, 1.750%, 05/24/19	2,204,202	0.4
1,255,000		Westpac Banking Corp., 1.600%, 08/19/19	1,239,963	0.2
250,000		Other Securities	248,974	0.0
			67,394,737	12.2

		Industrial: 0.6%
1,435,000		Caterpillar Financial Services Corp., 1.350%, 05/18/19	1,415,875	0.3
1,935,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	1,932,970	0.3
			3,348,845	0.6

		Technology: 1.2%
5,050,000		Apple, Inc., 1.700%, 02/22/19	5,059,984	0.9
1,400,000		Microsoft Corp., 1.100%, 08/08/19	1,381,075	0.3
			6,441,059	1.2

		Utilities: 0.7%
3,700,000		Duke Energy Carolinas LLC, 7.000%, 11/15/18	4,049,299	0.7
		Total Corporate Bonds/Notes (Cost $133,986,506)	133,561,603	24.1

See Accompanying Notes to Financial Statements

31

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: 1.8%
2,500,000			Israel Government AID Bond, 5.500%, 04/26/24	$2,996,093	0.5
EUR	316,990		Italy Buoni Poliennali Del Tesoro, 2.550%, 09/15/41	421,697	0.1
EUR	885,370	#	Italy Buoni Poliennali Del Tesoro, 1.250%, 09/15/32	977,856	0.2
NZD	1,236,000		New Zealand Government Bond, 2.500%, 09/20/35	890,243	0.2
NZD	5,684,000		New Zealand Government Bond, 3.000%, 09/20/30	4,511,303	0.8
EUR	605,900		Other Securities	1,674	0.0
			Total Foreign Government Bonds (Cost $10,209,573)	9,798,866	1.8

U.S. TREASURY OBLIGATIONS: 51.6%
			Treasury Inflation Indexed Protected Securities: 51.6%
16,731,520			0.125%, due 04/15/18	16,887,709	3.1
6,829,324			0.125%, due 04/15/19	6,916,173	1.3
4,079,680			0.125%, due 04/15/21	4,105,390	0.7
16,296,714			0.125%, due 07/15/26	15,765,750	2.8
8,521,682			0.375%, due 07/15/25	8,478,844	1.5
9,581,214			0.625%, due 01/15/26	9,669,256	1.8
20,507,362			0.750%, due 02/15/42	19,445,777	3.5
3,644,182			0.750%, due 02/15/45	3,433,934	0.6
23,277,972		S	1.750%, due 01/15/28	26,010,992	4.7
17,544,138			2.000%, due 01/15/26	19,778,419	3.6
11,537,647			2.125%, due 02/15/40	14,307,824	2.6
21,470,266			2.125%, due 02/15/41	26,762,021	4.8
14,499,456			2.375%, due 01/15/25	16,657,511	3.0
18,641,716			2.375%, due 01/15/27	21,854,000	3.9
7,442,133			2.500%, due 01/15/29	8,984,939	1.6
4,133,215			3.375%, due 04/15/32	5,719,394	1.0
19,137,713			3.625%, due 04/15/28	25,186,589	4.5
20,465,445			3.875%, due 04/15/29	28,007,207	5.1
8,382,187			0.250%-1.375%, due 01/15/25-02/15/46	8,358,190	1.5
			Total U.S. Treasury Obligations (Cost $291,183,977)	286,329,919	51.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.2%
			Federal Home Loan Bank: 4.3%
17,000,000			1.000%, due 09/26/19	16,796,153	3.0
6,955,000			2.875%, due 09/13/24	7,165,785	1.3
				23,961,938	4.3

			Federal Home Loan Mortgage Corporation: 4.1%##
8,270,000			1.250%, due 10/02/19	8,221,000	1.5
1,515,000			1.375%, due 05/01/20	1,503,115	0.2
12,960,000			2.375%, due 01/13/22	13,168,643	2.4
				22,892,758	4.1

			Federal National Mortgage Association: 6.0%##
22,885,000			1.750%, due 09/12/19	23,065,288	4.2
10,140,000			1.875%, due 12/28/20	10,164,265	1.8
				33,229,553	6.0

			Other U.S. Agency Obligations: 1.8%
9,730,000			1.300%, due 12/14/18	9,735,653	1.8
			Total U.S. Government Agency Obligations (Cost $89,857,247)	89,819,902	16.2

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Exchange-Traded Options: 0.0%
719	@	Put on U.S. Treasury 10-Year Note, Strike @ 123.500, Exp. 01/27/17	$269,625	0.0

		Options on Currencies: 0.0%
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.000, Exp. 02/14/17 Counterparty: UBS AG	2,327	0.0
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.100, Exp. 02/17/17 Counterparty: UBS AG	4,992	0.0
10,520,000	@	Put EUR vs. Call USD, Strike @ 1.065, Exp. 01/30/17 Counterparty: Deutsche Bank AG	198,083	0.0
			205,402	0.0

		OTC Interest Rate Swaptions: 0.3%
3,400,000	@	Call on 30-year Interest Rate Swap, Receive a fixed rate equal to 2.680% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 01/12/21 Counterparty: Deutsche Bank AG	381,976	0.1
10,100,000	@	Put on 20-year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	569,310	0.1
3,400,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.680%, Exp. 01/12/21 Counterparty: Deutsche Bank AG	417,279	0.1
5,000,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	27,198	0.0
			1,395,763	0.3
		Total Purchased Options (Cost $3,148,464)	1,870,790	0.3

		Total Long-Term Investments (Cost $528,385,767)	521,381,080	94.0

See Accompanying Notes to Financial Statements

32

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.5%
		Corporate Bonds/Notes: 1.6%
5,700,000	#	AIG Global Funding, 1.650%, 12/15/17	5,706,025	1.1
2,880,000	#	Schlumberger Holdings Corp., 1.900%, 12/21/17	2,891,249	0.5
			8,597,274	1.6

Shares		Value	Percentage of Net Assets

	Mutual Funds: 3.9%
21,819,549	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $21,819,549)	21,819,549	3.9
	Total Short-Term Investments (Cost $30,391,531)	30,416,823	5.5
	Total Investments in Securities (Cost $558,777,298)	$551,797,903	99.5
	Assets in Excess of Other Liabilities	2,544,306	0.5
	Net Assets	$554,342,209	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
NZD	New Zealand Dollar
Cost for federal income tax purposes is $559,940,783.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$844,542
Gross Unrealized Depreciation	(8,987,422)
Net Unrealized Depreciation	$(8,142,880)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Purchased Options	$269,625	$1,601,165	$—	$1,870,790
Corporate Bonds/Notes	—	133,561,603	—	133,561,603
Short-Term Investments	21,819,549	8,597,274	—	30,416,823
U.S. Government Agency Obligations	—	89,819,902	—	89,819,902
U.S. Treasury Obligations	—	286,329,919	—	286,329,919
Foreign Government Bonds	—	9,798,866	—	9,798,866
Total Investments, at fair value	$22,089,174	$529,708,729	$—	$551,797,903
Other Financial Instruments+
Centrally Cleared Swaps	—	773,708	—	773,708
Forward Foreign Currency Contracts	—	519,657	—	519,657
Futures	434,833	—	—	434,833
OTC Swaps	—	7,502,835	—	7,502,835
Total Assets	$22,524,007	$538,504,929	$—	$561,028,936

See Accompanying Notes to Financial Statements

33

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(164,141)	$—	$(164,141)
Forward Foreign Currency Contracts	—	(288,247)	—	(288,247)
Futures	(1,577,334)	—	—	(1,577,334)
OTC Swaps	—	(630,161)	—	(630,161)
Written Options	(50,534)	(679,084)	—	(729,618)
Total Liabilities	$(1,627,868)	$(1,761,633)	$—	$(3,389,501)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	EU Euro	2,590,000	Buy	02/01/17	$2,864,818	$2,730,708	$(134,110)
Deutsche Bank AG	EU Euro	2,590,000	Buy	02/01/17	2,872,750	2,730,708	(142,042)
UBS AG	British Pound	2,310,000	Buy	01/27/17	2,825,361	2,848,856	23,495
							$(252,657)
Bank of America N.A.	EU Euro	2,625,000	Sell	02/01/17	$2,915,346	$2,767,610	$147,736
The Bank of New York Mellon	EU Euro	20,000	Sell	01/05/17	21,334	21,055	279
Citibank N.A.	British Pound	1,180,000	Sell	01/27/17	1,466,972	1,455,260	11,712
Commonwealth Bank of Australia	New Zealand Dollar	8,023,000	Sell	01/05/17	5,712,015	5,573,167	138,848
Goldman Sachs International	EU Euro	994,000	Sell	01/05/17	1,057,107	1,046,452	10,655
Goldman Sachs International	EU Euro	221,000	Sell	02/03/17	231,325	233,029	(1,704)
Goldman Sachs International	EU Euro	2,590,000	Sell	02/01/17	2,917,640	2,730,708	186,932
The Northern Trust Company	EU Euro	735,000	Sell	01/05/17	763,394	773,785	(10,391)
							$484,067

At December 31, 2016, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	122	12/18/17	$30,036,400	$(169,471)
90-Day Eurodollar	339	09/17/18	83,160,937	(636,001)
U.S. Treasury 10-Year Note	756	03/22/17	93,956,625	(304,371)
U.S. Treasury 5-Year Note	1,139	03/31/17	134,019,364	(283,040)
U.S. Treasury Ultra 10-Year Note	1	03/22/17	134,063	1,514
			$341,307,389	$(1,391,369)
Short Contracts
90-Day Eurodollar	(122)	12/17/18	(29,890,000)	277,442
Euro-Bund	(2)	03/08/17	(345,586)	(4,925)
Euro-Schatz	(347)	03/08/17	(41,016,263)	(50,514)
Long Gilt	(10)	03/29/17	(1,550,738)	(26,050)
Long-Term Euro-BTP	(16)	03/08/17	(2,278,953)	(23,500)

See Accompanying Notes to Financial Statements

34

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts (continued)
U.S. Treasury 2-Year Note	(509)	03/31/17	$(110,293,938)	$111,129
U.S. Treasury Long Bond	(46)	03/22/17	(6,930,188)	44,748
U.S. Treasury Ultra Long Bond	(64)	03/22/17	(10,256,000)	(79,462)
			$(202,561,666)	$248,868

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 1-day Overnight Fed Funds Effective Rate and pay a fixed rate equal to 1.420%	Chicago Mercantile Exchange	05/31/21	USD 6,520,000	$50,191	$50,076
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.750%	Chicago Mercantile Exchange	05/31/21	USD 22,120,000	184,026	183,638
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.514%	Chicago Mercantile Exchange	08/15/26	USD 6,440,000	(79,023)	(79,149)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.778%	Chicago Mercantile Exchange	11/15/43	USD 2,890,000	(84,920)	(84,992)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.804%	Chicago Mercantile Exchange	08/19/46	USD 2,083,000	368,464	368,411
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.728%	Chicago Mercantile Exchange	08/31/46	USD 890,000	171,605	171,583
				$610,343	$609,567

At December 31, 2016, the following over-the-counter inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU) and pay a fixed rate equal to 1.125% Counterparty: Deutsche Bank AG	12/08/21	EUR 4,805,000	$22,043	$—	$22,043
Receive a fixed rate equal to 1.407% and pay a floating rated based on the Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU) Counterparty: Deutsche Bank AG	12/08/26	EUR 4,805,000	(34,567)	—	(34,567)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.680% Counterparty: Barclays Bank PLC	04/15/17	USD 26,000,000	158,125	—	158,125
Receive a fixed rate equal to 1.630% and pay a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) Counterparty: Barclays Bank PLC	09/13/17	USD 11,210,000	(52,395)	—	(52,395)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 2.066% Counterparty: Barclays Bank PLC	03/10/18	USD 20,575,000	(543,199)	—	(543,199)

See Accompanying Notes to Financial Statements

35

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.650% Counterparty: Barclays Bank PLC	04/15/18	USD 44,000,000	$556,489	$—	$556,489
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.585% Counterparty: Barclays Bank PLC	09/13/18	USD 11,210,000	131,245	—	131,245
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.518% Counterparty: Barclays Bank PLC	12/11/19	USD 15,000,000	306,386	—	306,386
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.375% Counterparty: Barclays Bank PLC	01/15/20	USD 16,000,000	433,733	—	433,733
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.616% Counterparty: Barclays Bank PLC	04/15/20	USD 7,000,000	164,603	—	164,603
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.437% Counterparty: Barclays Bank PLC	01/15/21	USD 28,000,000	876,211	—	876,211
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.628% Counterparty: Citibank N.A.	04/15/19	USD 8,500,000	150,898	—	150,898
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.623% Counterparty: Citibank N.A.	09/22/21	USD 8,000,000	219,446	—	219,446
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.649% Counterparty: Citibank N.A.	12/11/21	USD 13,000,000	330,277	—	330,277
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.515% Counterparty: Citibank N.A.	01/15/22	USD 34,000,000	1,170,347	—	1,170,347
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.560% Counterparty: Citibank N.A.	01/15/23	USD 37,000,000	1,432,601	—	1,432,601
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.660% Counterparty: Citibank N.A.	09/22/23	USD 12,500,000	464,257	—	464,257
Receive a floating rate based on the US CPI Urban Consumers NSA (CPURNSA) and pay a fixed rate equal to 1.689% Counterparty: Citibank N.A.	09/22/24	USD 26,000,000	1,086,174	—	1,086,174
			$6,872,674	$—	$6,872,674

See Accompanying Notes to Financial Statements

36

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following over-the-counter written inflation rate caps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Reference Entity	Counterparty	Exercise Inflation Rate	Description	Termination Date	Notional Amount	Premiums Received	Fair Value
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index (HICPx)	Deutsche Bank AG	2.500%	Maximum of HICPx for January 2022 divided by HICPx for January 2012 minus 2.500% or $0. Portfolio receives premium and payment at expiration.	04/26/22	EUR 3,140,000	$217,411	$(681)
						$217,411	$(681)

At December 31, 2016, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Put on U.S. Treasury 10-Year Note	122.00	01/27/17	462	$ 254,005	$ (50,534)
				$254,005	$ (50,534)

At December 31, 2016, the following over-the-counter written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
5,630,000	UBS AG	Put CHF vs. Call NOK	7.900	CHF	02/17/17	$29,062	$(1,364)
10,520,000	Deutsche Bank AG	Put EUR vs. Call USD	1.065	EUR	01/30/17	68,526	(198,083)
			Total Written OTC Options			$97,588	$(199,447)

At December 31, 2016, the following over-the-counter written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 2-Year Interest Rate Swap	Deutsche Bank AG	0.900%	Pay	3-month USD-LIBOR-BBA	06/07/18	USD 41,800,000	$207,317	$(29,575)
Put on 20-Year Interest Rate Swap	Deutsche Bank AG	4.500%	Receive	6-month EUR-EURIBOR-Reuters	06/08/22	EUR 10,100,000	475,559	(97,310)
Put on 2-Year Interest Rate Swap	Deutsche Bank AG	1.900%	Receive	3-month USD-LIBOR-BBA	06/07/18	USD 41,800,000	177,271	(352,071)
				Total Written Swaptions			$860,147	$(478,956)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$205,402
Interest rate contracts	Investments in securities at value*	1,665,388
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	519,657
Interest rate contracts	Net Assets — Unrealized appreciation**	434,833
Interest rate contracts	Net Assets — Unrealized appreciation***	773,708
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,502,835
Total Asset Derivatives		$11,101,823
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$288,247
Interest rate contracts	Net Assets — Unrealized depreciation**	1,577,334
Interest rate contracts	Net Assets — Unrealized depreciation***	164,141
Interest rate contracts	Unrealized depreciation on OTC swap agreements	630,161
Foreign exchange contracts	Written options, at fair value	199,447
Interest rate contracts	Written options, at fair value	530,171
Total Liability Derivatives		$3,389,501

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

37

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(4,469,520)	$(1,853,829)	$—	$—	$3,863,365	$(2,459,984)
Interest rate contracts	(346,463)	—	(2,179,439)	(3,044,271)	(579,302)	(6,149,475)
Total	$(4,815,983)	$(1,853,829)	$(2,179,439)	$(3,044,271)	$3,284,063	$(8,609,459)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$143,048	$1,158,974	$—	$—	$(417,154)	$884,868
Interest rate contracts	11,563	—	(763,190)	8,833,641	(625,229)	7,456,785
Total	$154,611	$1,158,974	$(763,190)	$8,833,641	$(1,042,383)	$8,341,653

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Bank of America N.A.	Barclays Bank PLC	Citibank N.A.	Commonwealth Bank of Australia	Deutsche Bank AG	Goldman Sachs International	UBS AG	The Bank of New York Mellon	The Northern Trust Company	Totals
Assets:
Purchased options	$—	$27,198	$—	$—	$1,566,648	$—	$7,319	$—	$—	$1,601,165
Forward foreign currency contracts	147,736	—	11,712	138,848	—	197,587	23,495	279	—	519,657
OTC Inflation-linked swaps	—	2,626,792	4,854,000	—	22,043	—	—	—	—	7,502,835
Total Assets	$147,736	$2,653,990	$4,865,712	$138,848	$1,588,691	$197,587	$30,814	$279	$—	$9,623,657
Liabilities:
Forward foreign currency contracts	$—	$—	$134,110	$—	$142,042	$1,704	$—	$—	$10,391	$288,247
OTC Inflation-linked swaps	—	595,594	—	—	34,567	—	—	—	—	630,161
Written options	—	—	—	—	677,720	—	1,364	—	—	679,084
Total Liabilities	$—	$595,594	$134,110	$—	$854,329	$1,704	$1,364	$—	$10,391	$1,597,492
Net OTC derivative instruments by counterparty, at fair value	$147,736	$2,058,396	$4,731,602	$138,848	$734,362	$195,883	$29,450	$279	$(10,391)	$8,026,165

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(1,580,000)	$(4,550,000)	$—	$(734,362)	$—	$—	$—	$—	$(6,864,362)

Net Exposure(1) (2)	$147,736	$478,396	$181,602	$138,848	$—	$195,883	$29,450	$279	$(10,391)	$1,161,803

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2016, the Portfolio had received $820,000 in cash collateral from Deutsche Bank AG. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

38

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.5%
		Basic Materials: 0.5%
224,000	#	Glencore Funding LLC, 4.625%, 04/29/24	$229,880	0.1
175,000	#	Westlake Chemical Corp., 3.600%, 08/15/26	168,411	0.1
375,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	391,875	0.1
175,000	#	Glencore Finance Canada Ltd., 4.950%, 11/15/21	187,453	0.1
225,000		Other Securities	237,654	0.1
			1,215,273	0.5

		Communications: 4.4%
775,000		Amazon.com, Inc., 3.300%, 12/05/21	803,221	0.4
1,625,000		AT&T, Inc., 3.400%–4.125%, 03/15/22–02/17/26	1,609,973	0.7
650,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%–4.908%, 07/23/20–07/23/25	684,518	0.3
50,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	51,063	0.0
700,000		Telefonica Emisiones SAU, 5.134%–5.462%, 04/27/20–02/16/21	756,628	0.3
1,450,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,603,943	0.7
1,900,000		Verizon Communications, Inc., 2.625%–4.150%, 02/21/20–08/15/26	1,892,432	0.9
2,500,000		Other Securities	2,572,312	1.1
			9,974,090	4.4

		Consumer, Cyclical: 1.9%
950,000		CVS Health Corp., 3.375%, 08/12/24	953,347	0.4
475,000		CVS Health Corp., 2.875%–3.500%, 07/20/22–06/01/26	473,348	0.2
775,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	856,010	0.4
2,000,000		Other Securities	2,087,622	0.9
			4,370,327	1.9

		Consumer, Non-cyclical: 3.9%
975,000		Actavis Funding SCS, 2.350%, 03/12/18	980,796	0.4
650,000		Actavis Funding SCS, 3.450%–4.850%, 03/15/22–06/15/44	651,145	0.3
1,125,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,131,226	0.5
1,075,000		Anheuser-Busch InBev Finance, Inc., 3.650%–4.900%, 02/01/26–02/01/46	1,101,064	0.5

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
475,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	$477,474	0.2
700,000	#	EMD Finance LLC, 2.950%, 03/19/22	697,152	0.3
750,000		Kraft Heinz Foods Co., 2.800%–4.375%, 07/02/20–06/01/46	738,069	0.3
150,000	#	Mylan NV, 3.950%, 06/15/26	140,450	0.1
1,075,000		Reynolds American, Inc., 4.450%, 06/12/25	1,135,521	0.5
1,675,000		Other Securities	1,688,262	0.8
			8,741,159	3.9

		Energy: 3.4%
750,000		ConocoPhillips Co., 3.350%–4.950%, 11/15/24–03/15/26	784,471	0.4
375,000		Kinder Morgan Energy Partners L.P., 3.500%–4.150%, 09/01/23–02/01/24	373,540	0.2
625,000	L	Kinder Morgan, Inc./DE, 3.050%–4.300%, 12/01/19–06/01/25	635,644	0.3
780,000		Williams Partners L.P., 3.600%–3.900%, 03/15/22–01/15/25	779,406	0.3
5,026,000		Other Securities(a)	5,036,990	2.2
			7,610,051	3.4

		Financial: 9.1%
1,450,000		Bank of America Corp., 3.248%–6.500%, 04/01/24–10/29/49	1,462,651	0.6
200,000	#	Credit Suisse AG, 6.500%, 08/08/23	213,264	0.1
400,000	#	Deutsche Bank AG, 4.250%, 10/14/21	401,604	0.2
875,000		Intesa Sanpaolo SpA, 3.875%–5.250%, 01/16/18–01/12/24	898,469	0.4
1,750,000		JPMorgan Chase & Co., 2.950%–3.625%, 01/15/23–12/01/27	1,703,483	0.8
1,700,000		Kreditanstalt fuer Wiederaufbau, 1.125%, 08/06/18	1,693,390	0.7
225,000	#	Macquarie Bank Ltd., 6.625%, 04/07/21	252,974	0.1
1,000,000		Morgan Stanley, 2.282%, 10/24/23	1,011,931	0.4
825,000		Morgan Stanley, 3.700%–4.000%, 10/23/24–07/23/25	835,535	0.4
400,000	#	PNC Preferred Funding Trust I, 2.613%, 03/29/49	388,500	0.2
100,000	#	PNC Preferred Funding Trust II, 2.186%, 03/29/49	96,750	0.0

See Accompanying Notes to Financial Statements

39

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
300,000		Santander Bank NA, 2.000%, 01/12/18	$299,917	0.1
450,000		Santander Holdings USA, Inc./PA, 2.650%, 04/17/20	446,059	0.2
300,000	#	Santander UK PLC, 5.000%, 11/07/23	306,217	0.2
450,000	#	Sumitomo Mitsui Financial Group, Inc., 4.436%, 04/02/24	469,859	0.2
775,000		Synchrony Financial, 3.000%, 08/15/19	785,180	0.3
100,000	#	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/44	108,219	0.1
225,000	#	UBS Group Funding Jersey Ltd., 3.000%, 04/15/21	225,151	0.1
275,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	278,084	0.1
1,650,000		Wells Fargo & Co., 3.000%, 10/23/26	1,570,750	0.7
7,181,000		Other Securities	7,184,382	3.2
			20,632,369	9.1

		Industrial: 0.6%
300,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 3.375%, 02/01/22	302,587	0.1
200,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	203,500	0.1
375,000	#	Sealed Air Corp., 5.250%, 04/01/23	390,937	0.2
550,000		Other Securities	555,761	0.2
			1,452,785	0.6

		Technology: 1.4%
700,000	#	NXP BV / NXP Funding LLC, 4.625%, 06/01/23	736,750	0.3
2,450,000		Other Securities	2,495,796	1.1
			3,232,546	1.4

		Utilities: 0.3%
650,000		Other Securities	606,301	0.3

		Total Corporate Bonds/Notes (Cost $57,946,865)	57,834,901	25.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
773,662	ˆ	Fannie Mae 2013-130 SN, 5.894%, 10/25/42	145,994	0.1
433,866	ˆ	Fannie Mae REMIC Trust 2011-124 SC, 5.794%, 12/25/41	81,315	0.0
407,770	ˆ	Fannie Mae REMIC Trust 2013-131 SA, 5.344%, 12/25/43	66,029	0.0

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
336,286	ˆ	Fannie Mae REMIC Trust 2013-96 SW, 5.344%, 09/25/43	$58,176	0.0
780,150	ˆ	Fannie Mae REMIC Trust 2013-96 SY, 5.394%, 07/25/42	138,706	0.1
487,481	ˆ	Fannie Mae REMIC Trust 2014-87 MS, 5.494%, 01/25/45	80,353	0.0
712,495	ˆ	Fannie Mae REMIC Trust 2015-79 SA, 5.494%, 11/25/45	118,747	0.1
1,536,774	ˆ	Fannie Mae REMIC Trust 2015-81 SA, 4.944%, 11/25/45	217,984	0.1
371,861	ˆ	Fannie Mae REMIC Trust 2015-82 MS, 4.944%, 11/25/45	54,720	0.0
870,965	ˆ	Fannie Mae Series 2016-3 IP, 4.000%, 02/25/46	191,546	0.1
1,083,371	ˆ	Freddie Mac 4583 ST, 5.296%, 05/15/46	211,795	0.1
231,446	ˆ	Freddie Mac REMIC Trust 4320 SD, 5.396%, 07/15/39	37,455	0.0
521,596	ˆ	Freddie Mac REMIC Trust 4326 GS, 5.346%, 04/15/44	90,835	0.1
350,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA2 M3, 5.406%, 10/25/28	373,559	0.2
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.556%, 03/25/29	250,837	0.1
955,667	ˆ	Ginnie Mae 2014-20 SA, 5.361%, 02/20/44	153,806	0.1
839,240	ˆ	Ginnie Mae 2015-111 IM, 4.000%, 08/20/45	138,360	0.1
728,267	ˆ	Ginnie Mae 2015-119 SN, 5.511%, 08/20/45	124,565	0.1
614,422	ˆ	Ginnie Mae 2016-138 GI, 4.000%, 10/20/46	113,177	0.0
494,273	ˆ	Ginnie Mae Series 2010-20 SE, 5.511%, 02/20/40	85,199	0.0
297,596	ˆ	Ginnie Mae Series 2010-31 SA, 5.011%, 03/20/40	47,302	0.0
194,739	ˆ	Ginnie Mae Series 2012-149 MS, 5.511%, 12/20/42	33,125	0.0
108,834	ˆ	Ginnie Mae Series 2013-134 DS, 5.361%, 09/20/43	18,443	0.0
321,531	ˆ	Ginnie Mae Series 2013-152 SG, 5.411%, 06/20/43	54,069	0.0
716,322	ˆ	Ginnie Mae Series 2013-181 SA, 5.361%, 11/20/43	119,945	0.1
1,088,634	ˆ	Ginnie Mae Series 2014-132 SL, 5.361%, 10/20/43	160,192	0.1
525,087	ˆ	Ginnie Mae Series 2014-133 BS, 4.861%, 09/20/44	78,773	0.0

See Accompanying Notes to Financial Statements

40

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
120,879	ˆ	Ginnie Mae Series 2014-41 SA, 5.361%, 03/20/44	$21,565	0.0
1,149,417	ˆ	Ginnie Mae Series 2015-110 MS, 4.971%, 08/20/45	173,864	0.1
335,242	ˆ	Ginnie Mae Series 2015-126 HS, 5.461%, 09/20/45	56,880	0.0
342,884	ˆ	Ginnie Mae Series 2015-159 HS, 5.461%, 11/20/45	58,185	0.0
772,139	ˆ	Ginnie Mae Series 2016-4 SM, 4.911%, 01/20/46	118,272	0.1
250,000	#	Mortgage Repurchase Agreement Financing Trust Series 2016-3, 1.664%, 11/10/18	250,000	0.1
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-1, 1.637%, 09/10/18	950,000	0.4
950,000	#	Mortgage Repurchase Agreement Financing Trust, Series 2016-2, 1.837%, 03/10/19	950,000	0.4
500,000	#	Station Place Securitization Trust 2015-2, 1.754%, 05/15/18	500,000	0.2
809,824		WaMu Mortgage Pass-Through Certificates Series 2006-AR9 1A, 1.567%, 08/25/46	695,613	0.3
EUR 972,790		Other Securities	950,761	0.4

		Total Collateralized Mortgage Obligations (Cost $7,838,383)	7,970,147	3.5

MUNICIPAL BONDS: 0.9%

		California: 0.4%
750,000		Other Securities	1,000,039	0.4

		Puerto Rico: 0.5%
1,555,000		Puerto Rico Sales Tax Financing Corp., 5.000%–6.000%, 08/01/37–08/01/43	731,600	0.3
555,000		Other Securities(b)	357,169	0.2
			1,088,769	0.5

		Total Municipal Bonds (Cost $2,184,355)	2,088,808	0.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.8%
650,000	#	FREMF Mortgage Trust 2015-K44 B, 3.685%, 01/25/48	628,039	0.3
1,240,255		GS Mortgage Securities Trust 2007–GG10 A1A, 5.793%, 08/10/45	1,253,023	0.5

		Total Commercial Mortgage-Backed Securities (Cost $1,984,691)	1,881,062	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 45.8%
		Federal Home Loan Bank: 1.0%
900,000		2.625%, due 09/12/25	$895,773	0.4
1,300,000		2.875%, due 06/13/25	1,331,193	0.6
			2,226,966	1.0

		Federal Home Loan Mortgage Corporation: 1.2%##
1,553,232		3.500%, due 04/01/43	1,601,034	0.7
935,149		3.500%, due 03/01/46	961,496	0.4
104,972		4.000%, due 02/01/41	110,820	0.1
60,720		4.000%, due 02/01/41	63,938	0.0
			2,737,288	1.2

		Federal National Mortgage Association: 8.5%##
1,400,000		1.875%, due 09/24/26	1,286,097	0.6
1,000,000	W	3.500%, due 06/25/42	1,025,000	0.5
965,076		3.500%, due 06/01/46	996,130	0.4
12,000,000	W	4.000%, due 08/25/40	12,616,641	5.6
868,763		4.500%, due 04/01/45	948,204	0.4
2,190,604		3.500%–6.000%, due 09/01/35–05/01/46	2,321,522	1.0
			19,193,594	8.5

		Government National Mortgage Association: 35.1%
8,000,793		3.000%, due 09/20/46	8,115,052	3.6
39,000,000		3.000%, due 12/20/46	39,556,958	17.4
2,000,000	W	4.000%, due 09/20/40	2,124,102	0.9
3,698,630		4.000%, due 10/20/43	3,942,869	1.7
1,733,378		4.000%, due 07/20/45	1,843,185	0.8
1,598,364		4.000%, due 08/20/45	1,700,488	0.7
1,789,911		4.000%, due 09/20/45	1,903,298	0.8
2,700,978		4.000%, due 10/20/45	2,874,745	1.3
1,000,000		4.000%, due 11/20/45	1,063,348	0.5
952,685		4.000%, due 02/20/46	1,013,036	0.4
5,666,244		4.000%, due 03/20/46	6,025,190	2.7
8,000,002		4.000%, due 04/20/46	8,506,786	3.8
961,677		4.000%, due 09/20/46	1,022,598	0.5
			79,691,655	35.1

		Total U.S. Government Agency Obligations (Cost $103,212,729)	103,849,503	45.8

FOREIGN GOVERNMENT BONDS: 2.7%
340,000	#	Dominican Republic International Bond, 5.500%, 01/27/25	329,549	0.1
450,000		Dominican Republic International Bond, 5.500%–6.850%, 01/27/25–01/27/45	430,500	0.2
200,000	#	Indonesia Government International Bond, 3.700%, 01/08/22	200,949	0.1
260,000	#	Indonesia Government International Bond, 4.350%, 01/08/27	261,202	0.1
600,000		Indonesia Government International Bond, 4.125%–5.375%, 10/17/23–01/15/25	633,021	0.3
1,375,000		Israel Government AID Bond, 5.500%, 09/18/23	1,627,022	0.7
1,039,000		Israel Government AID Bond, 5.500%, 12/04/23	1,237,120	0.6

See Accompanying Notes to Financial Statements

41

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
4,936,600		Other Securities	$1,457,923	0.6

		Total Foreign Government Bonds (Cost $6,321,005)	6,177,286	2.7

ASSET-BACKED SECURITIES: 11.2%
		Other Asset-Backed Securities: 6.8%
250,000	#	B&M CLO 2014-1A A2, 2.830%, 04/16/26	248,276	0.1
34,075	#	Bayview Opportunity Master Fund IIIb RPL Trust 2015-3 A1, 3.623%, 04/28/30	34,233	0.0
1,600,000	#	Crown Point CLO III Ltd. 2015-3A ACOM, 2.158%, 12/31/27	1,594,400	0.7
650,000	#	Greywolf CLO V Ltd. 2015-1A A1, 2.482%, 04/25/27	650,272	0.3
800,000	#	Halcyon Loan Advisors Funding 2015-1A A, 2.331%, 04/20/27	798,294	0.3
1,050,000	#	Halcyon Loan Advisors Funding 2015-2A A, 2.272%, 07/25/27	1,046,010	0.5
1,583,955	#	ICG US CLO 2014-1A A1, 2.031%, 04/20/26	1,578,695	0.7
1,200,000	#	OFSI Fund VI Ltd. 2014-6A ACOM, 1.508%, 03/20/25	1,183,320	0.5
2,550,000	#	OFSI Fund VII Ltd. 2014-7A ACOM, 2.176%, 10/18/26	2,537,250	1.1
227,273	#	Regatta IV Funding Ltd. 2014-1A B, 2.892%, 07/25/26	227,279	0.1
1,650,000	#	Sound Point CLO VIII Ltd. 2015-1A A, 2.410%, 04/15/27	1,650,038	0.7
300,000	#	Sound Point CLO VIII Ltd. 2015-1A B, 2.930%, 04/15/27	300,040	0.2
1,000,000	#	Trinitas CLO II Ltd. 2014-2A ACOM, 0.000%, 07/15/26	987,500	0.4
1,000,000	#	Trinitas CLO Ltd. 2015-3A A2, 2.390%, 07/15/27	999,618	0.5
1,100,000	#	Z Capital Credit Partners CLO 2015-1A ACOM, 2.127%, 07/16/27	1,090,870	0.5
512,625		Other Securities	467,611	0.2
			15,393,706	6.8

		Student Loan: 4.4%
274,998	#	Bank of America Student Loan Trust 2010-1A A, 1.682%, 02/25/43	274,304	0.1
974,893	#	ECMC Group Student Loan Trust 2016-1, 2.106%, 07/26/66	972,017	0.4

ASSET-BACKED SECURITIES: (continued)
		Student Loan: (continued)
696,600	#	Edsouth Indenture No 9 LLC 2015-1 A, 1.556%, 10/25/56	$682,659	0.3
1,956,668	#	Navient Student Loan Trust 2016-5A A, 2.006%, 06/25/65	1,988,258	0.9
938,622	#	Navient Student Loan Trust 2016-7, 1.906%, 03/25/66	948,190	0.4
1,026,699	#	Pennsylvania Higher Education Association Student Loan Trust 2016-1, 1.906%, 09/25/65	1,030,732	0.5
335,132	#	Scholar Funding Trust 2010-A A, 1.640%, 10/28/41	328,833	0.2
691,960	#	SLM Student Loan Trust 2003-1 A5A, 1.073%, 12/15/32	640,500	0.3
783,172		SLM Student Loan Trust 2005-4 A3, 1.002%, 01/25/27	775,353	0.3
465,218		SLM Student Loan Trust 2007-1 A5, 0.972%, 01/26/26	460,959	0.2
750,000		SLM Student Loan Trust 2007-2 A4, 0.942%, 07/25/22	709,934	0.3
185,014		SLM Student Loan Trust 2008-2 A3, 1.632%, 04/25/23	180,360	0.1
520,994		SLM Student Loan Trust 2008-4 A4, 2.532%, 07/25/22	524,436	0.2
392,911		SLM Student Loan Trust 2008-5 A4, 2.582%, 07/25/23	395,438	0.2
			9,911,973	4.4

		Total Asset-Backed Securities (Cost $25,030,515)	25,305,679	11.2

U.S. TREASURY OBLIGATIONS: 6.6%
		Treasury Inflation Indexed Protected Securities: 5.2%
5,333,172		0.125%, due 04/15/18	5,382,957	2.4
1,287,821		0.125%, due 07/15/24	1,266,055	0.6
2,279,178		0.625%, due 01/15/24	2,320,830	1.0
2,635,331		0.125%–2.500%, due 04/15/19–01/15/29	2,783,044	1.2
			11,752,886	5.2

		U.S. Treasury Notes: 0.1%
210,000		Other Securities	210,578	0.1

See Accompanying Notes to Financial Statements

42

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury STRIP: 1.3%
3,900,000		2.250%, due 02/15/36	$2,194,327	1.0
1,500,000	(c)	2.270%, due 08/15/36	827,540	0.3
			3,021,867	1.3

		Total U.S. Treasury Obligations (Cost $15,508,066)	14,985,331	6.6

		Total Long-Term Investments (Cost $220,026,609)	220,092,717	97.0

SHORT-TERM INVESTMENTS: 8.5%
		Securities Lending Collateralcc: 0.1%
163,639		Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $163,648, collateralized by various U.S. Government Securities, 0.125%–1.750%, Market Value plus accrued interest $166,912, due 04/15/20–01/15/28) (Cost $163,639)	163,639	0.1

		Foreign Government Bonds: 7.8%
MXN 27,801,950	Z	Mexico CETES, 6.130%, 02/23/17	1,329,447	0.6
MXN 56,585,600	Z	Mexico CETES, 6.210%, 02/02/17	2,714,899	1.2
MXN 41,938,430	Z	Mexico CETES, 6.250%, 03/30/17	1,993,414	0.9
MXN 68,634,050	Z	Mexico CETES, 6.280%, 03/16/17	3,269,757	1.5
MXN121,550,750	Z	Mexico CETES, 6.430%, 06/08/17	5,706,473	2.5
MXN 25,532,430	Z	Mexico CETES, 7.970%, 02/16/17	1,219,616	0.5
MXN 28,571,190	Z	Mexico CETES, 9.250%, 03/02/17	1,358,043	0.6
			17,591,649	7.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,437,383	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $1,437,383)	$1,437,383	0.6

	Total Short-Term Investments (Cost $19,491,293)	19,192,671	8.5

	Total Investments in Securities (Cost $239,517,902)	$239,285,388	105.5
	Liabilities in Excess of Other Assets	(12,439,345)	(5.5)
	Net Assets	$226,846,043	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(a)	This grouping contains securities on loan.
(b)	The grouping contains securities in default.
(c)	Separate Trading of Registered Interest and Principal of Securities
BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso

Cost for federal income tax purposes is $239,589,410.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,136,005
Gross Unrealized Depreciation	(2,440,027)
Net Unrealized Depreciation	$(304,022)

See Accompanying Notes to Financial Statements

43

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$57,834,901	$—	$57,834,901
Collateralized Mortgage Obligations	—	6,777,843	1,192,304	7,970,147
Municipal Bonds	—	2,088,808	—	2,088,808
Short-Term Investments	1,437,383	17,755,288	—	19,192,671
Commercial Mortgage-Backed Securities	—	1,881,062	—	1,881,062
U.S. Treasury Obligations	—	14,985,331	—	14,985,331
Foreign Government Bonds	—	6,177,286	—	6,177,286
Asset-Backed Securities	—	25,305,679	—	25,305,679
U.S. Government Agency Obligations	—	103,849,503	—	103,849,503
Total Investments, at fair value	$1,437,383	$236,655,701	$1,192,304	$239,285,388
Other Financial Instruments+
Centrally Cleared Swaps	—	282,554	—	282,554
Forward Foreign Currency Contracts	—	1,407,141	—	1,407,141
Futures	677,852	—	—	677,852
OTC Swaps	—	23,039	—	23,039
Total Assets	$2,115,235	$238,368,435	$1,192,304	$241,675,974
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(720,936)	$—	$(720,936)
Forward Foreign Currency Contracts	—	(513,290)	—	(513,290)
Futures	(44,035)	—	—	(44,035)
Sales Commitments	—	(49,640,131)	—	(49,640,131)
Total Liabilities	$(44,035)	$(50,874,357)	$—	$(50,918,392)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2016, the following forward foreign currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	Brazilian Real	242,910	Buy	01/04/17	$71,000	$74,611	$3,611
Bank of America N.A.	Brazilian Real	169,503	Buy	01/04/17	48,631	52,063	3,432
Bank of America N.A.	Colombian Peso	722,061,385	Buy	01/26/17	239,887	239,366	(521)
Bank of America N.A.	British Pound	593,000	Buy	01/06/17	743,669	730,881	(12,788)
Bank of America N.A.	Russian Ruble	17,508,876	Buy	01/26/17	269,078	283,409	14,331
Bank of America N.A.	New Zealand Dollar	127,813	Buy	03/15/17	88,251	88,602	351
Bank of America N.A.	Japanese Yen	47,066,873	Buy	03/15/17	401,000	404,142	3,142
Bank of America N.A.	EU Euro	178,390	Buy	03/15/17	186,615	188,455	1,840
Bank of America N.A.	Mexican Peso	18,594,119	Buy	03/15/17	908,138	888,472	(19,666)
Barclays Bank PLC	Taiwan New Dollar	12,718,904	Buy	01/12/17	397,626	393,853	(3,773)
Barclays Bank PLC	Brazilian Real	363,543	Buy	01/04/17	106,000	111,663	5,663
Barclays Bank PLC	Taiwan New Dollar	6,422,030	Buy	01/20/17	201,000	198,511	(2,489)
Barclays Bank PLC	Malaysian Ringgit	659,232	Buy	01/19/17	148,034	146,796	(1,238)
Barclays Bank PLC	Philippine Peso	17,122,562	Buy	01/19/17	343,516	343,998	482
Barclays Bank PLC	New Zealand Dollar	116,567	Buy	03/15/17	80,184	80,806	622
Barclays Bank PLC	British Pound	161,000	Buy	03/15/17	201,463	198,771	(2,692)
BNP Paribas	Chinese Offshore Yuan	1,709,639	Buy	03/15/17	242,836	240,522	(2,314)
BNP Paribas	Chinese Offshore Yuan	1,418,432	Buy	03/15/17	201,000	199,554	(1,446)
BNP Paribas	Argentine Peso	1,105,200	Buy	01/06/17	68,002	69,462	1,460
BNP Paribas	Brazilian Real	2,677,889	Buy	01/04/17	778,943	822,521	43,578

See Accompanying Notes to Financial Statements

44

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas	South Korean Won	206,650,433	Buy	01/19/17	$174,707	$171,127	$(3,580)
BNP Paribas	Argentine Peso	1,228,000	Buy	01/25/17	76,482	75,857	(625)
BNP Paribas	Indonesian Rupiah	3,295,257,973	Buy	01/09/17	249,830	244,300	(5,530)
BNP Paribas	EU Euro	192,000	Buy	03/15/17	200,400	202,833	2,433
BNP Paribas	Japanese Yen	23,733,798	Buy	03/15/17	201,000	203,791	2,791
BNP Paribas	South African Rand	3,423,799	Buy	03/15/17	247,473	245,980	(1,493)
BNP Paribas	Australian Dollar	566,212	Buy	03/15/17	421,870	407,899	(13,971)
BNP Paribas	Polish Zloty	10,391,290	Buy	03/15/17	2,465,488	2,480,101	14,613
Citibank N.A.	Japanese Yen	20,526,241	Buy	01/11/17	178,801	175,709	(3,092)
Citibank N.A.	Taiwan New Dollar	6,446,800	Buy	01/20/17	200,000	199,276	(724)
Citibank N.A.	Indonesian Rupiah	949,270,000	Buy	01/17/17	71,000	70,264	(736)
Citibank N.A.	Russian Ruble	12,489,336	Buy	01/26/17	201,000	202,160	1,160
Citibank N.A.	Russian Ruble	12,605,152	Buy	01/26/17	201,000	204,034	3,034
Citibank N.A.	Russian Ruble	10,959,727	Buy	01/26/17	178,000	177,401	(599)
Citibank N.A.	Swedish Krona	1,512,503	Buy	01/27/17	165,753	166,291	538
Citibank N.A.	Russian Ruble	11,005,028	Buy	01/26/17	178,000	178,134	134
Citibank N.A.	Indian Rupee	43,161,927	Buy	01/30/17	633,151	633,514	363
Citibank N.A.	Australian Dollar	601,323	Buy	01/12/17	448,359	433,838	(14,521)
Citibank N.A.	Indonesian Rupiah	6,451,292,670	Buy	01/12/17	489,662	477,996	(11,666)
Citibank N.A.	Australian Dollar	200,272	Buy	03/15/17	144,314	144,276	(38)
Citibank N.A.	Mexican Peso	4,110,504	Buy	03/15/17	199,000	196,410	(2,590)
Citibank N.A.	Mexican Peso	6,271,587	Buy	03/15/17	302,901	299,672	(3,229)
Citibank N.A.	Norwegian Krone	701,302	Buy	03/15/17	80,753	81,251	498
Citibank N.A.	Australian Dollar	274,000	Buy	03/15/17	201,190	197,390	(3,800)
Citibank N.A.	Japanese Yen	23,696,493	Buy	03/15/17	201,000	203,471	2,471
Citibank N.A.	Mexican Peso	18,377,940	Buy	03/15/17	899,667	878,142	(21,525)
Citibank N.A.	South African Rand	1,122,879	Buy	03/15/17	81,000	80,672	(328)
Credit Suisse International	Colombian Peso	212,119,381	Buy	01/17/17	71,052	70,452	(600)
Credit Suisse International	Russian Ruble	10,919,606	Buy	01/26/17	178,000	176,751	(1,249)
Credit Suisse International	Australian Dollar	134,077	Buy	03/15/17	96,274	96,589	315
Credit Suisse International	New Zealand Dollar	162,723	Buy	03/15/17	112,165	112,802	637
Credit Suisse International	New Zealand Dollar	728,970	Buy	03/15/17	520,671	505,335	(15,336)
Deutsche Bank AG	Argentine Peso	1,693,237	Buy	01/18/17	104,231	105,268	1,037
Deutsche Bank AG	Chinese Yuan	1,250,419	Buy	01/20/17	178,631	178,676	45
Deutsche Bank AG	Indian Rupee	3,231,956	Buy	02/03/17	47,320	47,412	92
Deutsche Bank AG	Chilean Peso	108,321,797	Buy	01/19/17	161,674	161,526	(148)
Deutsche Bank AG	EU Euro	186,240	Buy	03/15/17	193,826	196,749	2,923
Deutsche Bank AG	South African Rand	1,728,146	Buy	03/15/17	121,000	124,157	3,157
JPMorgan Chase Bank N.A.	Chinese Offshore Yuan	1,652,995	Buy	03/15/17	233,302	232,554	(748)
JPMorgan Chase Bank N.A.	South Korean Won	481,162,080	Buy	01/19/17	399,000	398,449	(551)
JPMorgan Chase Bank N.A.	South Korean Won	238,526,200	Buy	01/20/17	200,000	197,525	(2,475)
JPMorgan Chase Bank N.A.	Indonesian Rupiah	2,382,800,560	Buy	01/17/17	178,000	176,372	(1,628)
JPMorgan Chase Bank N.A.	Malaysian Ringgit	761,991	Buy	01/12/17	169,257	169,758	501
JPMorgan Chase Bank N.A.	Malaysian Ringgit	140,338	Buy	01/19/17	31,242	31,250	8
JPMorgan Chase Bank N.A.	EU Euro	2,662,726	Buy	02/09/17	2,768,463	2,808,383	39,920
JPMorgan Chase Bank N.A.	South African Rand	1,140,040	Buy	03/15/17	80,000	81,905	1,905
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	1,418,859	Buy	03/15/17	201,000	199,614	(1,386)
Morgan Stanley & Co. International PLC	Brazilian Real	670,138	Buy	01/04/17	199,412	205,835	6,423
Morgan Stanley & Co. International PLC	South Korean Won	238,004,000	Buy	01/20/17	199,000	197,093	(1,907)
Morgan Stanley & Co. International PLC	Brazilian Real	622,800	Buy	01/04/17	180,000	191,295	11,295
Morgan Stanley & Co. International PLC	Brazilian Real	624,186	Buy	01/04/17	180,000	191,721	11,721

See Accompanying Notes to Financial Statements

45

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	11,472,110	Buy	01/13/17	$358,000	$355,166	$(2,834)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	13,440,135	Buy	01/12/17	422,022	416,187	(5,835)
Morgan Stanley & Co. International PLC	South Korean Won	191,347,538	Buy	01/19/17	163,322	158,455	(4,867)
Morgan Stanley & Co. International PLC	Russian Ruble	11,512,371	Buy	01/26/17	179,000	186,346	7,346
Morgan Stanley & Co. International PLC	Russian Ruble	11,412,229	Buy	01/26/17	175,968	184,725	8,757
Morgan Stanley & Co. International PLC	Canadian Dollar	265,782	Buy	03/15/17	199,000	198,120	(880)
Morgan Stanley & Co. International PLC	Japanese Yen	23,646,403	Buy	03/15/17	201,000	203,041	2,041
Morgan Stanley & Co. International PLC	Turkish Lira	1,865,577	Buy	03/15/17	523,000	520,964	(2,036)
Morgan Stanley & Co. International PLC	EU Euro	193,000	Buy	03/15/17	201,869	203,890	2,021
Morgan Stanley & Co. International PLC	Chinese Yuan	1,909,604	Buy	04/05/17	268,052	268,175	123
RBC Europe Limited	Canadian Dollar	271,148	Buy	03/15/17	200,000	202,120	2,120
RBC Europe Limited	Canadian Dollar	269,625	Buy	03/15/17	200,000	200,984	984
RBC Europe Limited	Canadian Dollar	268,171	Buy	03/15/17	201,000	199,901	(1,099)
RBC Europe Limited	Canadian Dollar	268,746	Buy	03/15/17	201,000	200,329	(671)
RBC Europe Limited	Canadian Dollar	268,680	Buy	03/15/17	201,000	200,280	(720)
Royal Bank of Scotland PLC	Argentine Peso	751,413	Buy	01/06/17	46,597	47,226	629
Royal Bank of Scotland PLC	Argentine Peso	849,004	Buy	01/25/17	51,705	52,445	740
Royal Bank of Scotland PLC	Chilean Peso	54,581,180	Buy	01/19/17	81,138	81,389	251
Royal Bank of Scotland PLC	British Pound	163,000	Buy	03/15/17	201,548	201,240	(308)
Royal Bank of Scotland PLC	Mexican Peso	16,292,508	Buy	03/15/17	795,164	778,495	(16,669)
Standard Chartered Bank	South Korean Won	535,549,590	Buy	01/20/17	444,532	443,493	(1,039)
Standard Chartered Bank	Chinese Yuan	1,350,254	Buy	01/23/17	192,949	192,703	(246)
Standard Chartered Bank	Taiwan New Dollar	6,426,975	Buy	01/19/17	201,000	198,708	(2,292)
Standard Chartered Bank	South Korean Won	240,340,000	Buy	01/31/17	200,000	199,051	(949)
Standard Chartered Bank	Brazilian Real	438,463	Buy	02/02/17	130,575	133,467	2,892
Standard Chartered Bank	Chinese Offshore Yuan	1,259,032	Buy	03/15/17	179,000	177,128	(1,872)
State Street Bank and Trust Co.	British Pound	163,000	Buy	03/15/17	200,911	201,240	329
State Street Bank and Trust Co.	Japanese Yen	10,595,949	Buy	03/15/17	91,000	90,983	(17)
State Street Bank and Trust Co.	EU Euro	192,000	Buy	03/15/17	200,488	202,833	2,345
State Street Bank and Trust Co.	EU Euro	105,798	Buy	03/15/17	110,788	111,767	979
State Street Bank and Trust Co.	Swedish Krona	7,515,926	Buy	03/15/17	808,451	828,451	20,000
State Street Bank and Trust Co.	EU Euro	1,770,607	Buy	03/15/17	1,860,085	1,870,510	10,425
State Street Bank and Trust Co.	Australian Dollar	272,000	Buy	03/15/17	200,412	195,948	(4,464)
State Street Bank and Trust Co.	Japanese Yen	23,657,800	Buy	03/15/17	201,000	203,139	2,139
State Street Bank and Trust Co.	Japanese Yen	47,324,043	Buy	03/15/17	402,000	406,350	4,350
UBS AG	Taiwan New Dollar	6,453,989	Buy	01/20/17	201,000	199,499	(1,501)
UBS AG	Indonesian Rupiah	4,032,217,021	Buy	01/12/17	301,587	298,759	(2,828)
UBS AG	Indian Rupee	4,345,683	Buy	01/09/17	63,799	63,975	176
UBS AG	South Korean Won	238,340,775	Buy	01/19/17	201,000	197,370	(3,630)
UBS AG	Indian Rupee	18,497,969	Buy	01/30/17	272,149	271,506	(643)
UBS AG	South Korean Won	212,852,001	Buy	01/19/17	180,921	176,262	(4,659)

See Accompanying Notes to Financial Statements

46

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS AG	Russian Ruble	12,695,796	Buy	01/26/17	$194,810	$205,501	$10,691
UBS AG	Japanese Yen	23,332,500	Buy	03/15/17	200,000	200,346	346
UBS AG	Japanese Yen	46,639,000	Buy	03/15/17	400,000	400,468	468
UBS AG	Japanese Yen	23,344,630	Buy	03/15/17	199,000	200,450	1,450
UBS AG	Australian Dollar	275,000	Buy	03/15/17	200,267	198,110	(2,157)
UBS AG	Japanese Yen	20,384,987	Buy	03/15/17	178,000	175,037	(2,963)
Westpac Banking Corp.	British Pound	84,661	Buy	01/06/17	107,680	104,346	(3,334)
Westpac Banking Corp.	Japanese Yen	62,549,999	Buy	01/11/17	573,260	535,443	(37,817)
Westpac Banking Corp.	Australian Dollar	278,000	Buy	03/15/17	200,628	200,271	(357)
Westpac Banking Corp.	New Zealand Dollar	624,146	Buy	03/15/17	437,433	432,669	(4,764)
Westpac Banking Corp.	EU Euro	168,495	Buy	03/15/17	180,141	178,002	(2,139)
							$(6,464)
Bank of America N.A.	Brazilian Real	674,185	Sell	01/04/17	$202,000	$207,078	$(5,078)
Bank of America N.A.	Brazilian Real	270,842	Sell	01/04/17	79,421	83,190	(3,769)
Bank of America N.A.	Brazilian Real	171,610	Sell	01/04/17	50,000	52,710	(2,710)
Bank of America N.A.	Brazilian Real	602,040	Sell	01/04/17	176,000	184,918	(8,918)
Bank of America N.A.	Taiwan New Dollar	5,674,470	Sell	01/13/17	179,600	175,676	3,924
Bank of America N.A.	Taiwan New Dollar	6,408,322	Sell	01/20/17	201,000	198,087	2,913
Bank of America N.A.	Taiwan New Dollar	6,406,272	Sell	01/20/17	201,000	198,024	2,976
Bank of America N.A.	Taiwan New Dollar	17,780,230	Sell	01/12/17	557,112	550,582	6,530
Bank of America N.A.	Taiwan New Dollar	17,780,230	Sell	01/12/17	557,811	550,582	7,229
Bank of America N.A.	British Pound	675,278	Sell	01/06/17	846,853	832,291	14,562
Bank of America N.A.	Mexican Peso	3,273,558	Sell	01/20/17	158,221	157,491	730
Bank of America N.A.	EU Euro	191,000	Sell	03/15/17	200,707	201,777	(1,070)
Bank of America N.A.	Mexican Peso	12,612,453	Sell	03/02/17	617,274	603,668	13,606
Bank of America N.A.	Australian Dollar	276,000	Sell	03/15/17	198,976	198,830	146
Bank of America N.A.	Japanese Yen	23,663,328	Sell	03/15/17	201,000	203,186	(2,186)
Bank of America N.A.	Japanese Yen	23,628,776	Sell	03/15/17	201,000	202,890	(1,890)
Bank of America N.A.	EU Euro	168,000	Sell	03/15/17	178,377	177,479	898
Bank of America N.A.	British Pound	141,000	Sell	03/15/17	178,428	174,078	4,350
Bank of America N.A.	Mexican Peso	6,291,306	Sell	03/16/17	307,975	300,574	7,401
Bank of America N.A.	Brazilian Real	1,652,000	Sell	02/02/17	512,073	502,861	9,212
Barclays Bank PLC	Brazilian Real	601,775	Sell	01/04/17	178,000	184,837	(6,837)
Barclays Bank PLC	Indonesian Rupiah	2,705,760,000	Sell	01/27/17	200,000	199,880	120
Barclays Bank PLC	Mexican Peso	42,245,353	Sell	02/02/17	2,052,329	2,028,233	24,096
Barclays Bank PLC	EU Euro	191,786	Sell	03/15/17	202,165	202,608	(443)
Barclays Bank PLC	EU Euro	198,396	Sell	03/15/17	210,578	209,590	988
Barclays Bank PLC	South African Rand	2,206,756	Sell	03/15/17	159,000	158,543	457
Barclays Bank PLC	Japanese Yen	23,249,369	Sell	03/15/17	199,000	199,632	(632)
Barclays Bank PLC	Japanese Yen	23,575,692	Sell	03/15/17	201,000	202,434	(1,434)
Barclays Bank PLC	British Pound	161,000	Sell	03/15/17	202,459	198,770	3,689
Barclays Bank PLC	EU Euro	167,000	Sell	03/15/17	178,414	176,423	1,991
Barclays Bank PLC	Australian Dollar	239,000	Sell	03/15/17	178,435	172,176	6,259
BNP Paribas	South Korean Won	237,413,160	Sell	01/19/17	201,000	196,601	4,399
BNP Paribas	South Korean Won	659,950,000	Sell	01/19/17	564,842	546,503	18,339
BNP Paribas	South Korean Won	963,199,343	Sell	01/20/17	824,488	797,633	26,855
BNP Paribas	South Korean Won	417,597,200	Sell	02/09/17	352,328	345,858	6,470
BNP Paribas	South Korean Won	614,750,527	Sell	01/13/17	537,750	509,040	28,710
BNP Paribas	EU Euro	191,000	Sell	03/15/17	200,469	201,777	(1,308)
BNP Paribas	EU Euro	192,000	Sell	03/15/17	200,613	202,833	(2,220)
BNP Paribas	Turkish Lira	2,375,704	Sell	03/15/17	669,307	663,417	5,890
Citibank N.A.	New Zealand Dollar	118,720	Sell	01/09/17	85,731	82,457	3,274
Citibank N.A.	Indonesian Rupiah	2,395,557,000	Sell	01/12/17	179,000	177,494	1,506
Citibank N.A.	Indian Rupee	24,048,140	Sell	01/30/17	352,612	352,970	(358)
Citibank N.A.	Norwegian Krone	533,768	Sell	01/27/17	63,074	61,827	1,247
Citibank N.A.	Swedish Krona	2,332,775	Sell	01/27/17	255,698	256,475	(777)
Citibank N.A.	South Korean Won	827,846,953	Sell	01/19/17	707,229	685,538	21,691
Citibank N.A.	Taiwan New Dollar	45,630,393	Sell	01/20/17	1,433,566	1,410,477	23,089
Citibank N.A.	Japanese Yen	23,182,000	Sell	03/15/17	200,000	199,053	947
Citibank N.A.	Japanese Yen	23,196,000	Sell	03/15/17	200,000	199,174	826
Citibank N.A.	South African Rand	1,133,152	Sell	03/15/17	80,000	81,410	(1,410)
Citibank N.A.	British Pound	214,201	Sell	03/15/17	267,287	264,453	2,834
Citibank N.A.	New Zealand Dollar	289,000	Sell	03/15/17	200,456	200,339	117

See Accompanying Notes to Financial Statements

47

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	EU Euro	388,000	Sell	03/15/17	$404,261	$409,892	$(5,631)
Citibank N.A.	New Zealand Dollar	1,129,410	Sell	03/15/17	809,239	782,926	26,313
Citibank N.A.	Mexican Peso	37,108,533	Sell	03/16/17	1,813,915	1,772,899	41,016
Citibank N.A.	Israeli New Shekel	693,340	Sell	03/15/17	181,982	180,352	1,630
Citibank N.A.	Mexican Peso	12,553,326	Sell	03/30/17	613,273	598,632	14,641
Credit Suisse International	Russian Ruble	12,254,820	Sell	01/26/17	200,000	198,364	1,636
Credit Suisse International	Russian Ruble	12,238,401	Sell	01/26/17	199,000	198,098	902
Credit Suisse International	Chilean Peso	52,073,640	Sell	01/19/17	79,000	77,650	1,350
Credit Suisse International	EU Euro	76,544	Sell	03/15/17	80,228	80,863	(635)
Credit Suisse International	Swedish Krona	1,327,671	Sell	03/15/17	144,847	146,344	(1,497)
Credit Suisse International	Japanese Yen	23,233,648	Sell	03/15/17	199,000	199,497	(497)
Credit Suisse International	Australian Dollar	110,176	Sell	03/15/17	80,759	79,371	1,388
Deutsche Bank AG	Chilean Peso	331,674,716	Sell	01/19/17	487,700	494,583	(6,883)
Deutsche Bank AG	Chinese Offshore Yuan	1,251,312	Sell	01/20/17	178,631	178,304	327
JPMorgan Chase Bank N.A.	Chinese Offshore Yuan	1,255,297	Sell	03/15/17	179,000	176,603	2,397
JPMorgan Chase Bank N.A.	South Korean Won	240,256,800	Sell	01/31/17	200,000	198,983	1,017
JPMorgan Chase Bank N.A.	Philippine Peso	10,101,973	Sell	01/19/17	201,000	202,952	(1,952)
JPMorgan Chase Bank N.A.	EU Euro	3,371,493	Sell	02/09/17	3,505,375	3,555,921	(50,546)
JPMorgan Chase Bank N.A.	Canadian Dollar	545,706	Sell	03/15/17	411,000	406,781	4,219
JPMorgan Chase Bank N.A.	Canadian Dollar	235,297	Sell	03/15/17	178,000	175,396	2,604
JPMorgan Chase Bank N.A.	Norwegian Krone	1,996,096	Sell	03/15/17	237,190	231,263	5,927
JPMorgan Chase Bank N.A.	Mexican Peso	118,193,880	Sell	06/08/17	5,646,294	5,575,556	70,738
Merrill Lynch International	Mexican Peso	9,880,237	Sell	03/16/17	478,717	472,039	6,678
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	1,910,006	Sell	04/05/17	268,052	267,890	162
Morgan Stanley & Co. International PLC	Chinese Offshore Yuan	3,533,696	Sell	03/15/17	505,818	497,142	8,676
Morgan Stanley & Co. International PLC	Brazilian Real	668,226	Sell	01/04/17	200,000	205,248	(5,248)
Morgan Stanley & Co. International PLC	Brazilian Real	598,828	Sell	01/04/17	178,000	183,932	(5,932)
Morgan Stanley & Co. International PLC	Malaysian Ringgit	1,550,646	Sell	01/12/17	350,823	345,455	5,368
Morgan Stanley & Co. International PLC	South Korean Won	208,803,500	Sell	01/13/17	179,000	172,898	6,102
Morgan Stanley & Co. International PLC	Taiwan New Dollar	5,689,515	Sell	01/13/17	179,000	176,142	2,858
Morgan Stanley & Co. International PLC	South Korean Won	209,355,518	Sell	01/19/17	177,383	173,367	4,016
Morgan Stanley & Co. International PLC	Russian Ruble	12,242,346	Sell	01/26/17	199,000	198,162	838
Morgan Stanley & Co. International PLC	Taiwan New Dollar	5,686,830	Sell	01/13/17	179,000	176,059	2,941
Morgan Stanley & Co. International PLC	Russian Ruble	11,293,409	Sell	01/26/17	182,000	182,802	(802)
Morgan Stanley & Co. International PLC	Russian Ruble	11,408,171	Sell	01/26/17	179,000	184,659	(5,659)
Morgan Stanley & Co. International PLC	Russian Ruble	11,381,350	Sell	01/26/17	179,000	184,225	(5,225)
Morgan Stanley & Co. International PLC	Russian Ruble	11,332,401	Sell	01/26/17	179,000	183,433	(4,433)
Morgan Stanley & Co. International PLC	Russian Ruble	11,461,340	Sell	01/26/17	179,000	185,520	(6,520)
Morgan Stanley & Co. International PLC	Mexican Peso	13,934,548	Sell	02/02/17	685,553	669,009	16,544
Morgan Stanley & Co. International PLC	Indonesian Rupiah	4,738,169,130	Sell	01/12/17	357,652	351,066	6,586

See Accompanying Notes to Financial Statements

48

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International PLC	Taiwan New Dollar	28,741,369	Sell	01/13/17	$914,427	$889,806	$24,621
Morgan Stanley & Co. International PLC	Mexican Peso	3,003,915	Sell	03/02/17	145,489	143,776	1,713
Morgan Stanley & Co. International PLC	Japanese Yen	23,287,059	Sell	03/15/17	199,000	199,955	(955)
Morgan Stanley & Co. International PLC	Swedish Krona	751,098	Sell	03/15/17	80,551	82,791	(2,240)
Morgan Stanley & Co. International PLC	Japanese Yen	23,587,350	Sell	03/15/17	201,000	202,534	(1,534)
Morgan Stanley & Co. International PLC	Mexican Peso	14,386,813	Sell	03/16/17	695,553	687,345	8,208
Morgan Stanley & Co. International PLC	Hungarian Forint	179,018,000	Sell	03/16/17	606,039	610,493	(4,454)
RBC Europe Limited	Brazilian Real	1,345,001	Sell	01/04/17	404,000	413,121	(9,121)
RBC Europe Limited	Canadian Dollar	428,259	Sell	01/20/17	327,320	319,034	8,286
RBC Europe Limited	Canadian Dollar	269,284	Sell	03/15/17	200,000	200,730	(730)
RBC Europe Limited	Mexican Peso	27,031,607	Sell	02/23/17	1,315,759	1,294,809	20,950
RBC Europe Limited	Canadian Dollar	269,884	Sell	03/15/17	200,000	201,177	(1,177)
RBC Europe Limited	Mexican Peso	12,609,661	Sell	03/02/17	617,425	603,535	13,890
RBC Europe Limited	Japanese Yen	41,233,201	Sell	03/15/17	356,000	354,051	1,949
RBC Europe Limited	Canadian Dollar	1,759,601	Sell	03/22/17	1,313,104	1,311,761	1,343
Royal Bank of Scotland PLC	South Korean Won	208,133,782	Sell	01/19/17	178,000	172,355	5,645
Royal Bank of Scotland PLC	Mexican Peso	4,336,128	Sell	03/15/17	207,220	207,191	29
Royal Bank of Scotland PLC	Turkish Lira	716,115	Sell	03/15/17	200,000	199,976	24
Royal Bank of Scotland PLC	Mexican Peso	4,126,640	Sell	03/15/17	200,000	197,181	2,819
Royal Bank of Scotland PLC	Mexican Peso	4,150,005	Sell	03/15/17	201,000	198,297	2,703
Royal Bank of Scotland PLC	Mexican Peso	3,663,922	Sell	03/15/17	178,000	175,071	2,929
Standard Chartered Bank	Brazilian Real	438,463	Sell	01/04/17	131,710	134,675	(2,965)
Standard Chartered Bank	Chinese Offshore Yuan	1,351,123	Sell	01/23/17	192,949	192,309	640
Standard Chartered Bank	South Korean Won	472,757,310	Sell	01/13/17	405,000	391,463	13,537
Standard Chartered Bank	Japanese Yen	23,202,000	Sell	03/15/17	200,000	199,225	775
Standard Chartered Bank	Japanese Yen	23,372,079	Sell	03/15/17	201,000	200,685	315
Standard Chartered Bank	EU Euro	193,000	Sell	03/15/17	202,251	203,890	(1,639)
Standard Chartered Bank	Singapore Dollar	580,401	Sell	03/15/17	403,000	400,640	2,360
Standard Chartered Bank	British Pound	189,988	Sell	03/15/17	242,000	234,559	7,441
Standard Chartered Bank	Australian Dollar	239,000	Sell	03/15/17	177,716	172,175	5,541
Standard Chartered Bank	Chinese Offshore Yuan	1,420,201	Sell	03/15/17	202,000	199,803	2,197
Standard Chartered Bank	British Pound	970,947	Sell	03/15/17	1,227,296	1,198,728	28,568
Standard Chartered Bank	British Pound	1,037,371	Sell	03/15/17	1,311,258	1,280,736	30,522
Standard Chartered Bank	Chinese Offshore Yuan	1,249,764	Sell	03/15/17	179,394	175,825	3,569
Standard Chartered Bank	Taiwan New Dollar	17,160,491	Sell	06/16/17	544,087	531,259	12,828
Standard Chartered Bank	Taiwan New Dollar	11,221,304	Sell	06/16/17	355,780	347,392	8,388
State Street Bank and Trust Co.	South Korean Won	209,037,990	Sell	01/13/17	179,000	173,092	5,908
State Street Bank and Trust Co.	South Korean Won	197,698,708	Sell	01/19/17	169,118	163,714	5,404
State Street Bank and Trust Co.	Japanese Yen	23,197,400	Sell	03/15/17	200,000	199,186	814
State Street Bank and Trust Co.	Swedish Krona	884,898	Sell	03/15/17	96,636	97,539	(903)
State Street Bank and Trust Co.	Japanese Yen	23,437,200	Sell	03/15/17	200,000	201,245	(1,245)
State Street Bank and Trust Co.	Swedish Krona	1,041,561	Sell	03/15/17	112,680	114,807	(2,127)
State Street Bank and Trust Co.	EU Euro	193,786	Sell	03/15/17	203,867	204,720	(853)
State Street Bank and Trust Co.	EU Euro	1,086,379	Sell	03/15/17	1,138,731	1,147,675	(8,944)

See Accompanying Notes to Financial Statements

49

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	Japanese Yen	23,663,629	Sell	03/15/17	$201,000	$203,189	$(2,189)
State Street Bank and Trust Co.	EU Euro	193,000	Sell	03/15/17	202,532	203,889	(1,357)
State Street Bank and Trust Co.	Australian Dollar	1,047,000	Sell	03/15/17	773,806	754,258	19,548
State Street Bank and Trust Co.	Japanese Yen	47,136,912	Sell	03/15/17	402,000	404,743	(2,743)
State Street Bank and Trust Co.	Japanese Yen	69,441,772	Sell	03/15/17	602,806	596,265	6,541
State Street Bank and Trust Co.	Canadian Dollar	1,124,792	Sell	03/15/17	856,978	838,444	18,534
UBS AG	Taiwan New Dollar	14,694,880	Sell	01/13/17	464,000	454,940	9,060
UBS AG	South Korean Won	45,467,036	Sell	01/13/17	39,283	37,648	1,635
UBS AG	Philippine Peso	8,849,778	Sell	01/19/17	177,013	177,795	(782)
UBS AG	South Korean Won	216,706,175	Sell	01/19/17	185,289	179,454	5,835
UBS AG	South Korean Won	205,890,660	Sell	01/13/17	176,285	170,486	5,799
UBS AG	Indian Rupee	24,185,015	Sell	01/30/17	354,567	354,979	(412)
UBS AG	South Korean Won	809,435,392	Sell	01/19/17	683,968	670,292	13,676
UBS AG	Mexican Peso	25,280,301	Sell	02/16/17	1,239,534	1,211,857	27,677
UBS AG	British Pound	324,000	Sell	03/15/17	400,754	400,010	744
UBS AG	EU Euro	191,000	Sell	03/15/17	200,422	201,777	(1,355)
UBS AG	New Zealand Dollar	282,000	Sell	03/15/17	201,328	195,487	5,841
UBS AG	Mexican Peso	28,708,086	Sell	03/30/17	1,385,392	1,369,006	16,386
UBS AG	Taiwan New Dollar	22,657,416	Sell	06/20/17	710,709	701,537	9,172
UBS AG	Taiwan New Dollar	16,738,658	Sell	06/20/17	525,003	518,277	6,726
Westpac Banking Corp.	Japanese Yen	56,062,040	Sell	01/11/17	513,799	479,904	33,895
Westpac Banking Corp.	EU Euro	1,456,974	Sell	03/15/17	1,528,737	1,539,180	(10,443)
Westpac Banking Corp.	Japanese Yen	82,512,073	Sell	03/15/17	719,019	708,494	10,525
Westpac Banking Corp.	British Pound	405,619	Sell	03/15/17	512,520	500,776	11,744
Westpac Banking Corp.	Singapore Dollar	930,281	Sell	03/15/17	653,537	642,155	11,382
Westpac Banking Corp.	Australian Dollar	2,793,148	Sell	03/15/17	2,067,298	2,012,183	55,115
							$788,228

At December 31, 2016, the following forward cross-currency contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Counterparty	Currency Purchased	Currency Sold	Fair Value	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America N.A.	JPY 17,125,519	EUR 139,638	$147,517	03/15/17	$(468)
Bank of America N.A.	CZK 4,501,903	EUR 167,000	177,337	06/21/17	88
Barclays Bank PLC	JPY 32,358,803	EUR 265,976	280,983	03/15/17	(3,133)
Barclays Bank PLC	JPY 15,866,415	EUR 128,928	136,202	03/15/17	35
Barclays Bank PLC	GBP 161,804	EUR 190,000	200,720	03/15/17	(957)
Barclays Bank PLC	JPY 17,161,336	EUR 139,638	147,517	03/15/17	(160)
Barclays Bank PLC	EUR 193,000	PLN 856,588	204,443	03/15/17	(553)
Barclays Bank PLC	PLN 1,777,528	EUR 398,000	420,456	03/15/17	3,788
Barclays Bank PLC	SEK 8,710,743	EUR 892,314	942,660	03/15/17	17,491
BNP Paribas	EUR 129,000	HUF 40,065,101	136,631	03/16/17	(345)
BNP Paribas	EUR 74,490	HUF 23,097,487	78,768	03/16/17	(70)
BNP Paribas	EUR 684,340	SEK 6,579,268	725,207	03/15/17	(2,254)
BNP Paribas	NOK 1,740,406	EUR 192,000	202,833	03/15/17	(1,194)
BNP Paribas	SEK 1,871,232	EUR 192,000	202,833	03/15/17	3,425
BNP Paribas	SEK 1,631,991	EUR 168,000	177,479	03/15/17	2,409
Citibank N.A.	EUR 184,395	SEK 1,759,921	193,989	03/15/17	810
Citibank N.A.	GBP 92,777	EUR 108,000	114,094	03/15/17	449
Citibank N.A.	SEK 20,125,191	EUR 2,069,477	2,186,243	03/15/17	32,078
Citibank N.A.	NOK 4,358,479	EUR 485,127	512,499	03/15/17	(7,537)
Citibank N.A.	EUR 399,929	CZK 10,762,102	424,147	06/21/17	537

See Accompanying Notes to Financial Statements

50

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Currency Purchased	Currency Sold	Fair Value	Settlement Date	Unrealized Appreciation (Depreciation)
Citibank N.A.	CZK 9,051,700	EUR 335,870	$356,660	06/21/17	$78
Citibank N.A.	CZK 10,698,913	EUR 399,930	428,538	11/21/17	(413)
Credit Suisse International	CHF 204,046	EUR 190,000	200,720	03/15/17	552
Credit Suisse International	CHF 207,064	EUR 193,000	203,890	03/15/17	359
Deutsche Bank AG	EUR 113,307	AUD 161,917	116,645	03/15/17	3,054
JPMorgan Chase Bank N.A.	NOK 1,741,849	EUR 191,000	201,777	03/15/17	29
JPMorgan Chase Bank N.A.	NOK 1,748,422	EUR 192,000	202,833	03/15/17	(265)
JPMorgan Chase Bank N.A.	EUR 193,000	PLN 864,003	206,212	03/15/17	(2,323)
JPMorgan Chase Bank N.A.	PLN 3,837,587	EUR 858,233	906,657	03/15/17	9,264
JPMorgan Chase Bank N.A.	SEK 16,202,096	EUR 1,667,337	1,761,413	03/15/17	24,481
Morgan Stanley & Co. International PLC	CZK 3,823,636	EUR 143,060	152,738	09/21/17	(667)
Morgan Stanley & Co. International PLC	CZK 4,362,034	EUR 162,975	174,644	11/22/17	(76)
Morgan Stanley & Co. International PLC	CZK 4,353,582	EUR 162,763	174,406	11/21/17	(194)
RBC Europe Limited	NOK 1,738,423	EUR 191,000	201,777	03/15/17	(368)
RBC Europe Limited	NOK 1,742,873	EUR 191,000	201,777	03/15/17	148
Royal Bank of Scotland PLC	EUR 384,000	GBP 322,391	398,023	03/15/17	7,643
Royal Bank of Scotland PLC	SEK 12,310,772	EUR 1,268,694	1,340,277	03/15/17	16,691
State Street Bank and Trust Co.	NOK 768,054	SEK 807,302	88,986	03/15/17	(1)
State Street Bank and Trust Co.	EUR 192,000	SEK 1,838,266	202,625	03/15/17	208
State Street Bank and Trust Co.	EUR 192,000	SEK 1,856,189	204,600	03/15/17	(1,767)
State Street Bank and Trust Co.	EUR 192,000	SEK 1,850,223	203,943	03/15/17	(1,110)
State Street Bank and Trust Co.	EUR 190,033	SEK 1,831,239	201,850	03/15/17	(1,095)
State Street Bank and Trust Co.	GBP 162,000	JPY 23,460,030	201,441	03/15/17	(1,436)
State Street Bank and Trust Co.	SEK 846,336	EUR 87,000	91,909	03/15/17	1,380
State Street Bank and Trust Co.	NOK 3,015,062	EUR 336,000	354,958	03/15/17	(5,641)
State Street Bank and Trust Co.	SEK 1,636,160	EUR 168,000	177,479	03/15/17	2,869
State Street Bank and Trust Co.	SEK 7,803,822	EUR 799,523	844,980	03/22/17	15,575
State Street Bank and Trust Co.	EUR 33,184	CZK 887,075	34,961	06/21/17	277
State Street Bank and Trust Co.	CZK 4,458,300	EUR 166,168	176,454	06/21/17	(747)
State Street Bank and Trust Co.	CZK 11,290,908	EUR 422,423	450,974	09/20/17	(1,963)
UBS AG	HUF 59,380,985	EUR 191,000	201,789	03/16/17	714
UBS AG	EUR 193,000	HUF 60,748,873	207,168	03/16/17	(3,266)
UBS AG	HUF 49,626,101	EUR 157,381	166,270	03/16/17	2,966
UBS AG	CHF 566,687	EUR 527,101	556,842	03/15/17	2,141
UBS AG	CZK 4,498,980	EUR 167,000	177,337	06/21/17	(27)
Westpac Banking Corp.	AUD 277,000	NZD 287,029	198,973	03/15/17	578
					$112,087

Cross-Currency Abbreviations

AUD — Australia Dollar

CHF — Swiss Franc

CZK — Czech Koruna

EUR — EU Euro

GBP — British Pound

HUF — Hungary Forint

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLN — Polish Zloty

SEK — Swedish Krona

See Accompanying Notes to Financial Statements

51

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

At December 31, 2016, the following futures contracts were outstanding for VY® Goldman Sachs Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Sterling	56	03/15/17	$8,592,776	$2,152
90-Day Sterling	56	06/21/17	8,590,619	2,161
90-Day Sterling	56	09/20/17	8,588,894	3,231
90-Day Sterling	56	12/20/17	8,586,305	4,162
Australia 3-Year Bond	228	03/15/17	18,340,427	(27,778)
Euro-Bund	116	03/08/17	20,044,001	296,714
U.S. Treasury 10-Year Note	55	03/22/17	6,835,469	50,453
U.S. Treasury 2-Year Note	20	03/31/17	4,333,750	7,155
U.S. Treasury 5-Year Note	104	03/31/17	12,237,062	37,415
U.S. Treasury Long Bond	15	03/22/17	2,259,844	31,752
U.S. Treasury Ultra Long Bond	124	03/22/17	19,871,000	240,130
			$118,280,147	$647,547
Short Contracts
30-Day Federal Funds	(67)	04/28/17	(27,720,676)	1,696
Euro-OAT	(10)	03/08/17	(1,598,139)	(16,257)
U.S. Treasury Ultra 10-Year Note	(2)	03/22/17	(268,125)	831
			$(29,586,940)	$(13,730)

At December 31, 2016, the following centrally cleared credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 27, Version 1	Buy	(5.000)	Intercontinental Exchange	12/20/21	USD 760,000	$(47,050)	$(12,622)
						$(47,050)	$(12,622)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Clearinghouse	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 27, Version 1	Sell	1.000	Intercontinental Exchange	12/20/21	USD 865,000	$13,088	$1,357
						$13,088	$1,357

At December 31, 2016, the following over-the-counter credit default swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 2,830,000	$9,616	$23,269	$(13,653)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 50,000	170	232	(62)
Barclays Bank PLC	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 40,000	136	59	77
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 310,000	$1,053	$1,436	$(383)

See Accompanying Notes to Financial Statements

52

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 1,680,000	5,709	8,576	(2,867)
Citibank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 250,000	849	501	348
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 1,080,000	3,670	10,008	(6,338)
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 80,000	272	271	1
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 10,000	34	(2)	36
Deutsche Bank AG	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 160,000	544	338	206
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 50,000	170	100	70
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 110,000	374	510	(136)
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 110,000	374	361	13
JPMorgan Chase Bank N.A.	People’s Republic of China 7.500%, due 10/28/2027	Buy	(1.000)	06/20/21	USD 20,000	68	76	(8)
						$23,039	$45,735	$(22,696)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

At December 31, 2016, the following centrally cleared interest rate swaps were outstanding for VY® Goldman Sachs Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.500% and pay a floating rate based on the 6-month AUD-BBR-BBSW	LCH.Clearnet	12/15/26	AUD 2,140,000	$5,825	$(7,707)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	03/15/19	CAD 23,950,000	(53,588)	13,087
Receive a fixed rate equal to 1.250% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	03/15/22	CAD 9,000,000	(83,695)	(16,608)
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 3-month CAD-BA-CDOR	LCH.Clearnet	12/15/26	CAD 1,850,000	5,383	11,368
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/47	EUR 3,660,000	2,987	(102,750)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 0.000%	LCH.Clearnet	03/15/22	EUR 1,510,000	9,053	(5,900)
Receive a fixed rate equal to 0.250% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	08/16/24	EUR 710,000	(15,617)	(12,991)
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.500%	LCH.Clearnet	12/15/26	EUR 1,780,000	(22,389)	(16,693)
Receive a fixed rate equal to 0.750% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	LCH.Clearnet	03/15/27	EUR 1,260,000	$6,146	$14,009

See Accompanying Notes to Financial Statements

53

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	09/15/31	GBP 790,000	(68,674)	(68,250)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	12/21/31	GBP 470,000	(7,096)	42,174
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.750%	LCH.Clearnet	03/15/32	GBP 2,900,000	(159,754)	(121,580)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.750%	LCH.Clearnet	03/15/47	GBP 950,000	(92,898)	(50,739)
Receive a fixed rate equal to 0.600% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	LCH.Clearnet	03/15/19	GBP 15,420,000	39,102	20,476
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 2.250%	LCH.Clearnet	12/15/26	GBP 1,400,000	(52,038)	(13,978)
Receive a floating rate based on the 6-month GBP-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/15/27	GBP 1,620,000	(46,691)	(36,288)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.750%	LCH.Clearnet	03/15/37	JPY 102,340,000	(13,561)	(6,668)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.250%	LCH.Clearnet	12/15/26	JPY 651,520,000	34,016	41,182
Receive a fixed rate equal to 5.250% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	03/11/20	MXN 6,390,000	(18,998)	(14,678)
Receive a floating rate based on the 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 5.500%	Chicago Mercantile Exchange	03/09/22	MXN 980,000	4,388	2,221
Receive a floating rate based on the 28-day MXN TIIE-BANXICO and pay a fixed rate equal to 6.000%	Chicago Mercantile Exchange	03/03/27	MXN 5,160,000	35,495	1,483
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO	Chicago Mercantile Exchange	03/03/27	MXN 3,880,000	(26,690)	(19,258)
Receive a fixed rate equal to 1.500% and pay a floating rate bsaed on the 6-month NOK-NIBOR-NIBR	LCH.Clearnet	03/15/22	NOK 45,150,000	(19,192)	10,320
Receive a fixed rate equal to 2.500% and pay a floating rate bsaed on the 6-month NOK-NIBOR-NIBR	LCH.Clearnet	06/16/26	NOK 7,620,000	6,527	5,615
Receive a fixed rate equal to 2.350% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	02/22/19	NZD 15,170,000	(40,840)	(44,929)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	03/15/22	NZD 4,510,000	(20,081)	(33,853)
Receive a fixed rate equal to 2.750% and pay a floating rate based on the 3-month NZD-BBR-FRA	LCH.Clearnet	12/15/26	NZD 2,710,000	(92,875)	(15,429)
Receive a fixed rate equal to 1.771% and pay a floating rate based on the 6-month PLZ-WIBOR-WIBO	LCH.Clearnet	09/21/21	PLN 7,530,000	(42,740)	(35,437)
Receive a fixed rate equal to 0.050% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	06/15/18	SEK 62,530,000	47,825	(7,323)
Receive a fixed rate equal to -0.330% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE	LCH.Clearnet	09/15/18	SEK 61,360,000	(1,774)	(2,638)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 0.500%	LCH.Clearnet	03/15/22	SEK 61,660,000	(56,703)	(3,419)
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 2.750%	LCH.Clearnet	12/15/26	SEK 5,590,000	(22,052)	17,332
Receive a floating rate based on the 3-month SEK-STIBOR-SIDE and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/27	SEK 12,720,000	(12,905)	(9,268)
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	03/15/47	USD 1,670,000	(128,918)	20,392
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.250%	LCH.Clearnet	03/15/19	USD 25,210,000	$153,202	$(338)

See Accompanying Notes to Financial Statements

54

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	12/19/19	USD 7,050,000	7,113	6,459
Receive a fixed rate equal to 2.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	12/20/19	USD 28,260,000	28,252	24,637
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.500%	LCH.Clearnet	03/15/22	USD 7,520,000	191,583	26,854
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.600%	LCH.Clearnet	12/19/23	USD 1,600,000	(10,821)	(10,665)
Receive a fixed rate equal to 1.750% and pay a floating rate based on the 3-month USD-LIBOR-BBA	LCH.Clearnet	03/15/27	USD 1,780,000	(100,963)	13,205
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.790%	LCH.Clearnet	12/20/28	USD 4,000,000	(56,451)	(50,927)
Receive a fixed rate equal to 7.667% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX	LCH.Clearnet	03/15/19	ZAR 44,210,000	10,216	10,383
				$(680,891)	$(427,117)

The following sales commitments were held by the VY® Goldman Sachs Bond Portfolio at December 31, 2016:

Principal Amount		Description	Contractual Settlement Date	Fair Value
$(2,000,000)	W	Freddie Mac, 3.500%, due 7/15/41	01/17/17	$(2,048,042)
(47,000,000)	W	Ginnie Mae, 3.000%, due 1/15/43	01/24/17	(47,592,089)
		Total Sales Commitments Proceeds $(48,888,750)		$(49,640,131)

W	Settlement is on a when-issued or delayed-delivery basis.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,407,141
Interest rate contracts	Net Assets — Unrealized appreciation*	677,852
Credit contracts	Net Assets — Unrealized appreciation**	1,357
Interest rate contracts	Net Assets — Unrealized appreciation**	281,198
Credit contracts	Upfront payments paid on swap agreements	45,737
Credit contracts	Unrealized appreciation on OTC swap agreements	751
Total Asset Derivatives		$2,414,036
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$513,290
Interest rate contracts	Net Assets — Unrealized depreciation*	44,035
Credit contracts	Net Assets — Unrealized depreciation**	12,622
Interest rate contracts	Net Assets — Unrealized depreciation**	708,314
Credit contracts	Upfront payments received on OTC swap agreements	2
Credit contracts	Unrealized depreciation on OTC swap agreements	23,447
Total Liability Derivatives		$1,301,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

See Accompanying Notes to Financial Statements

55

VY® GOLDMAN SACHS BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2016 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(608,232)	$ (608,232)
Foreign exchange contracts	—	(1,293,988)	—	—	(1,293,988)
Interest rate contracts	(23,010)	—	(889,648)	919,966	7,308
Total	$(23,010)	$(1,293,988)	$(889,648)	$311,734	$ (1,894,912)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$17,122	$17,122
Foreign exchange contracts	997,766	—	—	997,766
Interest rate contracts	—	632,212	(610,771)	21,441
Total	$997,766	$632,212	$(593,649)	$1,036,329

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2016:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Merrill Lynch International	Morgan Stanley & Co. International PLC	RBC Europe Limited	Royal Bank of Scotland Group PLC	Standard Chartered Bank	State Street Bank and Trust Co.	UBS AG	Westpac Banking Corp.	Totals
Assets:
Forward foreign currency contracts	$101,272	$65,681	$161,372	$181,281	$7,139	$10,635	$163,010	$6,678	$138,360	$49,670	$40,103	$119,573	$117,625	$121,503	$123,239	$1,407,141
OTC credit default swaps	—	9,922	—	7,611	—	4,520	986	—	—	—	—	—	—	—	—	23,039
Total Assets	$101,272	$75,603	$161,372	$188,892	$7,139	$15,155	$163,996	$6,678	$138,360	$49,670	$40,103	$119,573	$117,625	$121,503	$123,239	$1,430,180
Liabilities:
Forward foreign currency contracts	$59,064	$24,341	$36,350	$78,974	$19,814	$7,031	$60,488	$—	$63,684	$13,886	$16,977	$11,002	$38,602	$24,223	$58,854	$513,290
Total Liabilities	$59,064	$24,341	$36,350	$78,974	$19,814	$7,031	$60,488	$—	$63,684	$13,886	$16,977	$11,002	$38,602	$24,223	$58,854	$513,290
Net OTC derivative instruments by counterparty, at fair value	$42,208	$51,262	$125,022	$109,918	$(12,675)	$8,124	$103,508	$6,678	$74,676	$35,784	$23,126	$108,571	$79,023	$97,280	$64,385	$916,890
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$42,208	$51,262	$125,022	$109,918	$(12,675)	$8,124	$103,508	$6,678	$74,676	$35,784	$23,126	$108,571	$79,023	$97,280	$64,385	$916,890

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

56

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
VY® Goldman Sachs Bond Portfolio	NII	$0.2350

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

57

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015– Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	VIT: January 1994–Present VVIT: February 2002–Present	Retired.	151	UGI Corporation (February 2006– Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007– Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.
(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	VIT: March 2003–Present VVIT: October 2000–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003 Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006 Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President–Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015– Present) and Voya Funds Services, LLC (September 2004 Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997 Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President– Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

61

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust and Voya Variable Insurance Trust (together, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio and VY® Goldman Sachs Bond Portfolio (together, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”), and the Portfolios, and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (together, the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.

In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and each Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub- Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services. The Board did not request profitability data from the Sub-Advisers because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that certain of the Voya funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Goldman Sachs Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Goldman Sachs Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for the one-year period, but underperformed for the year-to-date period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the fourth quintile for the year-to-date period. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1216-021517)

Annual Report

December 31, 2016

Classes ADV, I and S

Voya Investors Trust

■  Voya Global Perspectives® Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	18
Tax Information	20
Trustee and Officer Information	21
Advisory Contract Approval Discussion	25

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 20+ Year Treasury Bond Index
Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE ERPA/NAREIT Developed Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITS”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI EAFE® Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Emerging Markets Index
An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

VOYA GLOBAL PERSPECTIVES® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2016 (percent of net assets)
U.S. Large Cap Equities	5%
U.S. Mid Cap Equities	5%
U.S. Small Cap Equities	5%
Global Real Estate	5%
International Equities	5%
Emerging Market Equities	5%
U.S. Investment Grade Bonds	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%
Cash	0%
Portfolio holdings are subject to change daily.

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities; approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2016, the Portfolio’s Class S shares provided a total return of 6.55%, compared to the S&P Target Risk Growth Index and the Portfolio’s composite index (“Composite Index”)(1), which returned 6.94% and 10.38%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the S&P Target Risk Growth Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. In 2016 the equities in the S&P Target Risk Growth Index outperformed fixed income and the S&P Target Risk Growth Index had the advantage of a higher allocation as the Portfolio held defensive allocations throughout the year. However, this was more than recovered by the Portfolio’s allocation to equity and fixed income sub-classes. In particular, the Portfolio gained from a lower allocation to underperforming international developed markets stocks, a higher allocation to outperforming U.S. small caps, and within fixed income, a significant explicit allocation to high yield bonds which generated equity-like returns. These gains were partly offset by S&P Target Risk Growth Index’s higher allocation to U.S. large caps and lower allocation to lagging U.S. Government bonds. The Portfolio’s underlying funds tended to underperform the returns of the closest corresponding asset classes in the benchmark: only Voya Emerging Markets Index Portfolio, Voya Global Bond Portfolio and Voya GNMA Income Fund outperformed. The worst relative performer was Voya MidCap Opportunities Portfolio.

Current Strategy and Outlook: The focus on pro-growth policies over perpetual monetary stimulus marks a turning point for economic policy and paves a new path forward — one focused on business and consumer friendly policies that encourage investment and spending. Markets in turn have responded, pushing up stocks, yields and commodities to new highs. In addition, we believe the U.S. Federal Reserve Board’s commitment to remain accommodative and move cautiously is a positive for risky assets.

Therefore, we anticipate a continuation of recent trends, with a shift upwards in economic growth and earnings propelling both equity markets and yields higher. However, the new path forward is not without risks.

Political uncertainty and the imminent end of unconventional monetary policy will also increase volatility. Investors should remain vigilant. True to our disciplined investment approach, we continue to believe a globally diversified portfolio provides the best way to achieve attractive risk-adjusted returns and navigate the changing landscape of 2017.

(1) The Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Portfolio can be compared. As of December 31, 2016, the index allocation is approximately: 10% of the Bloomberg Barclays Global Aggregate Index, 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index, 10% of the FTSE ERPA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the S&P 500® Index, 10% of the S&P MidCap 400® Index, 10% of the S&P SmallCap 600® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL PERSPECTIVES® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
		Since Inception
		of Classes ADV, I and S
	1 Year	May 1, 2013
Class ADV	6.49%	3.13%
Class I	6.81%	3.51%
Class S	6.55%	3.23%
S&P Target Risk Growth Index	6.94%	5.91%
Composite Index	10.38%	5.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Global Perspectives® Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**
Class ADV	$1,000.00	$1,013.60	0.52%	$2.63	$1,000.00	$1,022.52	0.52%	$2.64
Class I	1,000.00	1,015.10	0.22	1.11	1,000.00	1,024.03	0.22	1.12
Class S	1,000.00	1,013.30	0.47	2.38	1,000.00	1,022.77	0.47	2.39

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Global Perspectives Portfolio, a series of Voya Investors Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Voya Global Perspectives Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from May 1, 2013 to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2017

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

ASSETS:
Investments in affiliated underlying funds at fair value*	$154,369,458
Total investments at fair value	$154,369,458
Cash	2,426
Receivables:
Investments in affiliated underlying funds sold	46,044,742
Fund shares sold	16,781
Dividends	274,944
Prepaid expenses	662
Reimbursement due from manager	2,650
Other assets	4,013
Total assets	200,715,676

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	46,338,809
Payable for fund shares redeemed	152
Payable for investment management fees	26,130
Payable for distribution and shareholder service fees	35,425
Payable to trustees under the deferred compensation plan (Note 6)	4,013
Payable for trustee fees	2,396
Other accrued expenses and liabilities	38,144
Total liabilities	46,445,069
NET ASSETS	$154,270,607

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$156,925,130
Undistributed net investment income	3,499,512
Accumulated net realized loss	(7,189,403)
Net unrealized appreciation	1,035,368
NET ASSETS	$154,270,607

* Cost of investments in affiliated underlying funds	$153,334,090

Class ADV
Net assets	$139,474,132
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,595,014
Net asset value and redemption price per share	$10.26

Class I
Net assets	$14,746,611
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,426,252
Net asset value and redemption price per share	$10.34

Class S
Net assets	$49,864
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,849
Net asset value and redemption price per share	$10.28

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,337,204
Total investment income	4,337,204

EXPENSES:
Investment management fees	312,841
Distribution and shareholder service fees:
Class ADV	972,204
Class S	122
Transfer agent fees	322
Shareholder reporting expense	11,355
Professional fees	27,194
Custody and accounting expense	9,332
Trustee fees	4,428
Miscellaneous expense	8,575
Total expenses	1,346,373
Net waived and reimbursed fees	(550,210)
Net expenses	796,163
Net investment income	3,541,041

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	573
Sale of affiliated underlying funds	(4,409,051)
Capital gain distributions from affiliated underlying funds	1,659,310
Foreign currency related transactions	39
Net realized loss	(2,749,129)
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	9,070,335
Net change in unrealized appreciation (depreciation)	9,070,335
Net realized and unrealized gain	6,321,206
Increase in net assets resulting from operations	$9,862,247

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$3,541,041	$3,600,344
Net realized (loss)	(2,749,129)	(3,747,465)
Net change in unrealized appreciation (depreciation)	9,070,335	(5,605,364)
Increase (decrease) in net assets resulting from operations	9,862,247	(5,752,485)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,681,971)	(4,211,594)
Class I	(170,856)	(65,700)
Class S	(1,272)	(808)
Net realized gains:
Class ADV	—	(6,664,483)
Class I	—	(92,175)
Class S	—	(1,248)
Total distributions	(3,854,099)	(11,036,008)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,723,949	9,233,216
Reinvestment of distributions	3,854,099	11,036,008
	22,578,048	20,269,224
Cost of shares redeemed	(31,582,866)	(44,944,432)
Net decrease in net assets resulting from capital share transactions	(9,004,818)	(24,675,208)
Net decrease in net assets	(2,996,670)	(41,463,701)

NET ASSETS:
Beginning of year or period	157,267,277	198,730,978
End of year or period	$154,270,607	$157,267,277
Undistributed net investment income at end of year or period	$3,499,512	$3,925,645

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-16	9.87	0.23	•	0.41	0.64	0.25		—		—	0.25		—	10.26	6.49	0.89	0.52	0.52	2.25	139,474	52
12-31-15	10.91	0.21	•	(0.57)	(0.36)	0.26		0.42		—	0.68		—	9.87	(3.68)	0.98	0.48	0.48	1.99	154,227	42
12-31-14	10.51	0.17	•	0.23	0.40	0.00	*	0.00	*	—	0.00	*	—	10.91	3.84	0.99	0.46	0.46	1.57	197,242	30
05-01-13(5)–12-31-13	10.00	0.12	•	0.39	0.51	—		—		—	—		—	10.51	5.10	2.58	0.89	0.89	1.80	24,390	8
Class I
12-31-16	9.95	0.25	•	0.43	0.68	0.29		—		—	0.29		—	10.34	6.81	0.24	0.22	0.22	2.41	14,747	52
12-31-15	10.99	0.25	•	(0.57)	(0.32)	0.30		0.42		—	0.72		—	9.95	(3.35)	0.23	0.18	0.18	2.36	2,994	42
12-31-14	10.55	0.19	•	0.25	0.44	0.00	*	0.00	*	—	0.00	*	—	10.99	4.21	0.24	0.15	0.15	1.74	1,456	30
05-01-13(5)–12-31-13	10.00	0.15	•	0.40	0.55	—		—		—	—		—	10.55	5.50	1.83	0.29	0.29	2.23	261	8
Class S
12-31-16	9.90	0.23		0.42	0.65	0.27		—		—	0.27		—	10.28	6.55	0.49	0.47	0.47	2.28	50	52
12-31-15	10.95	0.22	•	(0.58)	(0.36)	0.27		0.42		—	0.69		—	9.90	(3.70)	0.48	0.43	0.43	2.03	47	42
12-31-14	10.54	0.16		0.25	0.41	—		0.00	*	—	0.00	*	—	10.95	3.91	0.49	0.40	0.40	1.50	33	30
05-01-13(5)–12-31-13	10.00	0.14		0.40	0.54	—		—		—	—		—	10.54	5.40	2.08	0.54	0.54	2.03	32	8

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-five active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolio’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolio. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$81,281,124	$90,613,979

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.20% of average daily net assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a Rule 12b-1 shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and effective May 1, 2016, a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. Termination or modification of this obligation requires approval by the Board.

Prior to May 1, 2016, the distribution fee on Class ADV shares was 0.50% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.15%, so that the actual fee paid by Class ADV shares of the Portfolio was an annual rate of 0.35%.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Portfolio:

Subsidiary	Percentage
Security Life of Denver Insurance Company	5.39%
Voya Insurance and Annuity Company	89.40

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolio purchases shares of the Notional Funds, which are all advised by Voya

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
Global Perspectives(1) (2)	1.55%	0.95%	1.20%

(1)	The operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2017, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S shares respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

December 31,
2017	2018	2019	Total
$165,979	$92,268	$26,712	$284,959

The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, the Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2016.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Global Perspectives
Class ADV
12/31/2016	485,872	—	358,168	(2,874,901)	(2,030,861)	4,949,464	—	3,681,971	(29,185,657)	(20,554,222)
12/31/2015	625,189	—	1,037,794	(4,111,028)	(2,448,045)	6,808,851	—	10,876,078	(44,188,622)	(26,503,693)
Class I
12/31/2016	1,342,212	—	16,508	(233,437)	1,125,283	13,773,971	—	170,856	(2,396,788)	11,548,039
12/31/2015	225,605	—	14,964	(71,999)	168,570	2,408,988	—	157,875	(755,574)	1,811,289
Class S
12/31/2016	52	—	123	(41)	134	514	—	1,272	(421)	1,365
12/31/2015	1,539	—	196	(21)	1,714	15,377	—	2,055	(236)	17,196

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2016:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$ (113,075)	$ 113,075

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary Income	Ordinary Income	Long-term Capital Gains
$ 3,854,099	$ 4,737,754	$ 6,298,254

The tax-basis components of distributable earnings as of December 31, 2016 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$ 3,503,138	$(3,125,329)	$(2,145,718)	Short-term	None
		(882,988)	Long-term	None
$(3,028,706)

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2016, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is the initial year of 2013.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

PORTFOLIO OF INVESTMENTS
VOYA GLOBAL PERSPECTIVES® PORTFOLIO	AS OF DECEMBER 31, 2016

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
		Affiliated Investment Companies: 100.1%
1,612,007		Voya Emerging Markets Index Portfolio — Class I	$15,410,788	10.0
1,604,017		Voya Global Bond Fund — Class R6	15,414,602	10.0
1,833,227		Voya GNMA Income Fund — Class I	15,509,100	10.0
1,550,976		Voya High Yield Portfolio — Class I	15,525,274	10.1
635,618		Voya Index Plus LargeCap Portfolio — Class I	15,375,607	10.0
1,751,243		Voya International Index Portfolio — Class I	15,428,455	10.0
1,245,839	@	Voya MidCap Opportunities Portfolio — Class I	15,373,654	10.0
694,941		Voya Small Company Portfolio — Class I	15,372,098	10.0
1,468,415		Voya U.S. Bond Index Portfolio — Class I	15,462,406	10.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
1,322,310		VY® Clarion Global Real Estate Portfolio — Class I	$15,497,474	10.0

		Total Mutual Funds (Cost $153,334,090)	154,369,458	100.1
		Liabilities in Excess of Other Assets	(98,851)	(0.1)
		Net Assets	$154,270,607	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $157,494,787.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,829,087
Gross Unrealized Depreciation	(5,954,416)
Net Unrealized Depreciation	$(3,125,329)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$154,369,458	$—	$—	$154,369,458
Total Investments, at fair value	$154,369,458	$—	$—	$154,369,458

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$7,881,264	$9,872,504	$(3,434,668)	$1,091,688	$15,410,788	$170,861	$(411,850)	$—
Voya Global Bond Fund — Class R6	27,583,290	4,912,904	(19,146,271)	2,064,679	15,414,602	725,859	(1,422,497)	—
Voya GNMA Income Fund — Class I	27,619,082	5,743,739	(18,143,479)	289,758	15,509,100	451,617	(249,589)	—
Voya High Yield Portfolio — Class I	27,706,779	5,026,296	(20,151,854)	2,944,053	15,525,274	1,898,546	(998,225)	—
Voya Index Plus LargeCap Portfolio — Class I	7,792,464	9,291,574	(2,341,283)	632,852	15,375,607	135,556	34,909	—
Voya International Index Portfolio — Class I	7,795,163	9,832,363	(2,326,908)	127,837	15,428,455	246,810	(274,812)	—
Voya MidCap Opportunities Portfolio — Class I	7,806,712	10,537,345	(3,546,374)	575,971	15,373,654	—	(833,702)	863,684

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
VOYA GLOBAL PERSPECTIVES® PORTFOLIO	AS OF DECEMBER 31, 2016 (CONTINUED)

Issuer	Beginning Market Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Small Company Portfolio — Class I	$7,784,751	$10,272,750	$(4,115,889)	$1,430,486	$15,372,098	$37,336	$(382,190)	$755,598
Voya U.S. Bond Index Portfolio — Class I	27,606,888	5,814,436	(18,029,290)	70,372	15,462,406	566,751	(50,781)	40,028
VY® Clarion Global Real Estate Portfolio — Class I	7,805,190	9,977,213	(2,127,568)	(157,361)	15,497,474	103,868	179,686	—
	$157,381,583	$81,281,124	$(93,363,584)	$9,070,335	$154,369,458	$4,337,204	$(4,409,051)	$1,659,310

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$ 0.2515
Class I	NII	$ 0.2879
Class S	NII	$ 0.2690

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2016, 14.48% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2016:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$ 30,868	$ 0.0021	9.95%

*	The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees: (continued)

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 1994–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005– Present); Voya Funds Services, LLC, Voya Investments, LLC
and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

22

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006– Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003– Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Perspectives® Portfolio (the “Portfolio”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolio’s existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Adviser”) and the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract”) with the sub-adviser to the Portfolio, Voya Investment Management Co. LLC, (the “Sub-Adviser”), effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolio effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolio effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolio’s existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged the Portfolio’s relevant benchmark and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Portfolio’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Portfolio’s Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by the Portfolio for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolio’s Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolio. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolio. The Adviser conducts day-to-day oversight of the Portfolio’s operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolio.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for the Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Management Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolio and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolio that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub- Adviser’s services to the Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolio on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Portfolio to its Morningstar category average and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolio and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolio also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolio and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolio. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or

27

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.

In considering the Portfolio’s Management Contract, the Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and considered information regarding the staffing of the Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the compensation arrangements for the Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolio and are sufficient to provide high-quality services to the Portfolio. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

The Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the one-year period; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the second quintile for the one-year period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that, while the Portfolio does not have advisory fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

industry information on this topic and the Portfolio’s investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolio, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolio and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolio, as compared to non-registered investment company clients; market differences in fee rates that existed when the Portfolio first was organized; differences in the original sponsors of the Portfolio that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered the contractual management fee rate payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolio, including the Adviser’s agreement to extend such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of the Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolio. The Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

The Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Portfolio both with and without the profitability of the distributor of the Portfolio and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VITFOFAIS (1216-021717)

Annual Report

December 31, 2016

Classes ADV and I

Voya Investors Trust
■  Voya Retirement Conservative Portfolio
■  Voya Retirement Growth Portfolio
■  Voya Retirement Moderate Portfolio
■  Voya Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	10
Report of Independent Registered Public Account Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Portfolios of Investments	25
Tax Information	33
Trustee and Officer Information	34
Advisory Contract Approval Discussion	38

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

New administration, new possibilities

Dear Shareholder,

During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.

The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.

Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.

The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.

Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)

The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.

China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.

As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.

By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.

But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.

Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.

U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned –2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.

In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.

In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 336-0066 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI EAFE® Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

3

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, and Paul Zemsky, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).*

Portfolio Specifics: Over the period, the Portfolios met their performance objectives with minor differences from their strategic asset allocation benchmarks gross of expenses over the year. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period.

Current Strategy and Outlook: We believe both monetary and fiscal policy are going to be far more active than any time since the post-2009 era. President Donald Trump has promised a meaningful reduction in corporate and personal income tax rates as part of his agenda to reinvigorate the U.S. economy. Additionally, the U.S. Federal Reserve Board is now forecasting three interest rate hikes in 2017. Both of these initiatives come while the U.S. is at or approaching full employment, making each an important issue in its own right for markets to digest this coming year.

A tightening monetary and loose fiscal policy environment will favor continued U.S. dollar strength, albeit at a more modest pace going forward. In our view, U.S. bond yields are still likely to climb, met with fits and starts, and will be highly dependent upon the strength of U.S. economic progress. Rising bond yields do create a virtuous circle of attracting foreign flows looking for yield, but the key will be the speed of those moves.

Commodity prices have found their legs and appear to be continuing to move higher on a deal from OPEC to cut oil production, while the prospects of better growth around the world should benefit cyclical commodities such as iron ore and copper.

The U.S. consumer has fared very well as a result of an increase in disposable income, solid job prospects and favorable financing rates. Consumer confidence and wage growth will be key indicators for us to monitor going forward.

*	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2016.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Total Returns for the Period Ended December 31, 2016
1 Year
Voya Retirement Conservative Portfolio, Class I	4.73%
S&P Target Risk Conservative Index	5.35%
Voya Retirement Growth Portfolio, Class I	7.80%
S&P Target Risk Aggressive Index	7.93%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	2.65%
Voya Retirement Moderate Portfolio, Class I	6.12%
S&P Target Risk Moderate Index	5.89%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
BCAB Index	2.65%
Voya Retirement Moderate Growth Portfolio, Class I	7.25%
S&P Target Risk Growth Index	6.94%
Russell 3000® Index	12.74%
MSCI EAFE® Index	1.00%
BCAB Index	2.65%

Target Allocations as of 12/31/16 (as a percentage of net assets)(1)
Asset	Conservative	Moderate	Moderate Growth	Growth
U.S. Large Cap Stocks	20%	22%	29%	32%
U.S. Mid Cap Stocks	6%	10%	13%	15%
U.S. Small Cap Stocks	0%	2%	3%	3%
International Stocks	4%	12%	15%	19%
Emerging Markets	0%	4%	5%	6%
Bonds	52%	42%	35%	25%
Treasury Inflation Protected Securities	18%	8%	0%	0%
Total	100%	100%	100%	100%

(1)	As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

5

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	Since Inception of Classes ADV and I October 31, 2007
Class ADV	4.68%	4.37%	3.08%
Class I	4.73%	4.56%	3.38%
S&P Target Risk Conservative Index	5.35%	4.48%	3.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into Voya Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and Voya Retirement Conservative Portfolio differ in certain respects.

6

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	7.31%	8.22%	3.00%
Class I	7.80%	8.68%	3.51%
S&P Target Risk Aggressive Index	7.93%	10.13%	5.42%
Russell 3000® Index	12.74%	14.67%	7.07%
MSCI EAFE® Index	1.00%	6.53%	0.75%
BCAB Index	2.65%	2.23%	4.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into Voya Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and Voya Retirement Growth Portfolio differ in certain respects.

7

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	5.78%	5.86%	3.29%
Class I	6.12%	6.20%	3.73%
S&P Target Risk Moderate Index	5.89%	5.81%	4.09%
Russell 3000® Index	12.74%	14.67%	7.07%
MSCI EAFE® Index	1.00%	6.53%	0.75%
BCAB Index	2.65%	2.23%	4.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into Voya Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and Voya Retirement Moderate Portfolio differ in certain respects.

8

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year
Class ADV	6.81%	7.48%	3.45%
Class I	7.25%	7.91%	3.92%
S&P Target Risk Growth Index	6.94%	8.02%	4.74%
Russell 3000® Index	12.74%	14.67%	7.07%
MSCI EAFE® Index	1.00%	6.53%	0.75%
BCAB Index	2.65%	2.23%	4.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Voya Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into Voya Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and Voya Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2016**
Voya Retirement Conservative Portfolio
Class ADV	$ 1,000.00	$ 1,001.30	0.51%	$ 2.57	$ 1,000.00	$ 1,022.57	0.51%	$ 2.59
Class I	1,000.00	1,003.60	0.26	1.31	$ 1,000.00	1,023.83	0.26	1.32
Voya Retirement Growth Portfolio
Class ADV	$ 1,000.00	$ 1,044.50	0.68%	$ 3.49	$ 1,000.00	$ 1,021.72	0.68%	$ 3.46
Class I	1,000.00	1,046.40	0.26	1.34	1,000.00	1,023.83	0.26	1.32
Voya Retirement Moderate Portfolio
Class ADV	$ 1,000.00	$ 1,020.50	0.60%	$ 3.05	$ 1,000.00	$ 1,022.12	0.60%	$ 3.05
Class I	1,000.00	1,021.70	0.26	1.32	1,000.00	1,023.83	0.26	1.32
Voya Retirement Moderate Growth Portfolio
Class ADV	$ 1,000.00	$ 1,034.80	0.65%	$ 3.32	$ 1,000.00	$ 1,021.87	0.65%	$ 3.30
Class I	1,000.00	1,036.60	0.26	1.33	1,000.00	1,023.83	0.26	1.32

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio, each a series of Voya Investors Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2017

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2016

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$507,844,939	$3,325,285,710	$1,276,028,951	$2,299,528,422
Receivables:
Investments in affiliated underlying funds sold	380,323	295,676	573,815	—
Fund shares sold	20,438	69,052	9,672	163,234
Dividends	123	12,324	3,142	6,530
Prepaid expenses	2,081	14,914	5,829	10,430
Other assets	11,907	129,285	47,290	85,319
Total assets	508,259,811	3,325,806,961	1,276,668,699	2,299,793,935
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	153,640
Payable for fund shares redeemed	400,879	365,035	583,573	9,609
Payable for investment management fees	104,305	681,597	261,439	470,191
Payable for distribution and shareholder service fees	109,510	1,184,574	365,370	752,471
Payable to trustees under the deferred compensation plan (Note 6)	11,907	129,285	47,290	85,319
Payable for trustee fees	2,591	17,347	6,743	12,061
Other accrued expenses and liabilities	44,334	331,120	124,193	259,297
Total liabilities	673,526	2,708,958	1,388,608	1,742,588
NET ASSETS	$507,586,285	$3,323,098,003	$1,275,280,091	$2,298,051,347
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$453,630,229	$2,996,667,468	$1,194,420,276	$2,077,609,761
Undistributed net investment income	6,704,961	55,919,200	19,905,686	38,854,295
Accumulated net realized gain	3,412,110	181,835,249	55,089,840	133,915,422
Net unrealized appreciation	43,838,985	88,676,086	5,864,289	47,671,869
NET ASSETS	$507,586,285	$3,323,098,003	$1,275,280,091	$2,298,051,347

* Cost of investments in affiliated underlying funds	$464,005,954	$3,236,609,624	$1,270,164,663	$2,251,856,553

Class ADV
Net assets	$507,585,370	$3,275,637,860	$1,257,323,850	$2,275,963,122
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	57,065,826	250,111,952	110,770,139	186,140,862
Net asset value and redemption price per share	$8.89	$13.10	$11.35	$12.23

Class I
Net assets	$915	$47,460,143	$17,956,241	$22,088,225
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	3,602,227	1,563,963	1,815,234
Net asset value and redemption price per share	$9.04	$13.18	$11.48	$12.17

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2016

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,761,047	$74,423,058	$26,184,120	$50,956,630
Total investment income	8,761,047	74,423,058	26,184,120	50,956,630

EXPENSES:
Investment management fees	1,243,789	8,329,554	3,237,458	5,791,067
Distribution and shareholder service fees:
Class ADV	2,591,201	17,111,346	6,651,007	11,953,931
Transfer agent fees	486	4,054	1,427	2,824
Shareholder reporting expense	14,274	73,200	31,110	69,540
Professional fees	23,973	106,230	49,410	80,580
Custody and accounting expense	37,698	261,100	104,310	185,960
Trustee fees	15,547	104,084	40,457	72,364
Miscellaneous expense	25,114	191,545	62,154	146,139
Interest expense	20	336	333	454
Total expenses	3,952,102	26,181,449	10,177,666	18,302,859
Net waived and reimbursed fees	(1,285,245)	(2,570,109)	(2,111,047)	(2,644,247)
Net expenses	2,666,857	23,611,340	8,066,619	15,658,612
Net investment income	6,094,190	50,811,718	18,117,501	35,298,018
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(907,823)	98,634,438	24,365,293	55,274,858
Capital gain distributions from affiliated underlying funds	10,778,337	155,873,664	41,311,866	96,660,691
Net realized gain	9,870,514	254,508,102	65,677,159	151,935,549
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	7,598,063	(64,300,820)	(8,074,379)	(30,135,916)
Net change in unrealized appreciation (depreciation)	7,598,063	(64,300,820)	(8,074,379)	(30,135,916)
Net realized and unrealized gain	17,468,577	190,207,282	57,602,780	121,799,633
Increase in net assets resulting from operations	$23,562,767	$241,019,000	$75,720,281	$157,097,651

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$6,094,190	$6,898,431	$50,811,718	$64,318,390
Net realized gain	9,870,514	12,189,102	254,508,102	337,387,610
Net change in unrealized appreciation (depreciation)	7,598,063	(22,195,017)	(64,300,820)	(471,209,010)
Increase (decrease) in net assets resulting from operations	23,562,767	(3,107,484)	241,019,000	(69,503,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,882,876)	(7,437,937)	(75,408,383)	(64,536,459)
Class I	(16)	(17)	(1,296,633)	(1,089,518)
Net realized gains:
Class ADV	(11,880,325)	(18,071,120)	(174,148,380)	—
Class I	(20)	(35)	(2,444,163)	—
Total distributions	(19,763,237)	(25,509,109)	(253,297,559)	(65,625,977)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,151,831	50,512,974	11,905,622	12,932,427
Reinvestment of distributions	19,763,201	25,509,058	253,297,559	65,625,977
	106,915,032	76,022,032	265,203,181	78,558,404
Cost of shares redeemed	(89,476,340)	(84,579,835)	(588,443,179)	(602,699,273)
Net increase (decrease) in net assets resulting from capital share transactions	17,438,692	(8,557,803)	(323,239,998)	(524,140,869)
Net increase (decrease) in net assets	21,238,222	(37,174,396)	(335,518,557)	(659,269,856)

NET ASSETS:
Beginning of year or period	486,348,063	523,522,459	3,658,616,560	4,317,886,416
End of year or period	$507,586,285	$486,348,063	$3,323,098,003	$3,658,616,560
Undistributed net investment income at end of year or period	$6,704,961	$7,874,032	$55,919,200	$76,597,113

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$18,117,501	$22,658,353	$35,298,018	$43,890,195
Net realized gain	65,677,159	66,466,566	151,935,549	206,810,618
Net change in unrealized appreciation (depreciation)	(8,074,379)	(108,908,713)	(30,135,916)	(288,128,770)
Increase (decrease) in net assets resulting from operations	75,720,281	(19,783,794)	157,097,651	(37,427,957)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(25,867,529)	(12,823,281)	(51,576,147)	(43,759,435)
Class I	(419,575)	(244,616)	(560,372)	(465,361)
Net realized gains:
Class ADV	(64,370,654)	(107,444,974)	(198,390,694)	(74,722,061)
Class I	(870,022)	(1,405,083)	(1,781,449)	(623,513)
Total distributions	(91,527,780)	(121,917,954)	(252,308,662)	(119,570,370)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,785,109	24,950,573	13,469,628	53,509,716
Reinvestment of distributions	91,527,780	121,917,954	252,308,662	119,570,370
	105,312,889	146,868,527	265,778,290	173,080,086
Cost of shares redeemed	(221,157,066)	(241,233,418)	(416,192,244)	(427,279,446)
Net decrease in net assets resulting from capital share transactions	(115,844,177)	(94,364,891)	(150,413,954)	(254,199,360)
Net decrease in net assets	(131,651,676)	(236,066,639)	(245,624,965)	(411,197,687)

NET ASSETS:
Beginning of year or period	1,406,931,767	1,642,998,406	2,543,676,312	2,954,873,999
End of year or period	$1,275,280,091	$1,406,931,767	$2,298,051,347	$2,543,676,312
Undistributed net investment income at end of year or period	$19,905,686	$26,245,887	$38,854,295	$52,062,649

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Conservative Portfolio
Class ADV
12-31-16	8.81	0.09		0.32	0.41	0.13	0.20	—	0.33	—	8.89	4.68	0.76	0.51	0.51	1.17	507,585	23
12-31-15	9.36	0.13		(0.20)	(0.07)	0.14	0.34	—	0.48	—	8.81	(0.80)	0.76	0.51	0.51	1.37	486,347	21
12-31-14	9.46	0.12	•	0.43	0.55	0.30	0.35	—	0.65	—	9.36	5.88	0.77	0.52	0.52	1.28	523,521	13
12-31-13	9.48	0.09	•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
12-31-12	9.18	0.13		0.58	0.71	0.29	0.12	—	0.41	—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
Class I
12-31-16	8.97	0.14		0.29	0.43	0.16	0.20	—	0.36	—	9.04	4.73	0.26	0.26	0.26	1.52	1	23
12-31-15	9.52	0.16		(0.20)	(0.04)	0.17	0.34	—	0.51	—	8.97	(0.50)	0.26	0.26	0.26	1.72	1	21
12-31-14	9.62	0.16		0.42	0.58	0.33	0.35	—	0.68	—	9.52	6.09	0.27	0.27	0.27	1.61	1	13
12-31-13	9.65	0.13		0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
12-31-12	9.33	0.16		0.59	0.75	0.31	0.12	—	0.43	—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
Voya Retirement Growth Portfolio
Class ADV
12-31-16	13.14	0.19	•	0.76	0.95	0.30	0.69	—	0.99	—	13.10	7.31	0.76	0.68	0.68	1.45	3,275,638	17
12-31-15	13.63	0.22	•	(0.49)	(0.27)	0.22	—	—	0.22	—	13.14	(2.03)	0.76	0.68	0.68	1.59	3,611,216	16
12-31-14	13.15	0.16	•	0.54	0.70	0.22	—	—	0.22	—	13.63	5.33	0.76	0.68	0.68	1.21	4,266,570	11
12-31-13	11.29	0.17	•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
12-31-12	10.24	0.16	•	1.15	1.31	0.26	—	—	0.26	—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
Class I
12-31-16	13.22	0.25		0.76	1.01	0.36	0.69	—	1.05	—	13.18	7.80	0.26	0.26	0.26	1.93	47,460	17
12-31-15	13.72	0.28		(0.49)	(0.21)	0.29	—	—	0.29	—	13.22	(1.62)	0.26	0.26	0.26	2.03	47,401	16
12-31-14	13.24	0.22	•	0.54	0.76	0.28	—	—	0.28	—	13.72	5.73	0.26	0.26	0.26	1.65	51,316	11
12-31-13	11.36	0.23	•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
12-31-12	10.31	0.21	•	1.15	1.36	0.31	—	—	0.31	—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
Voya Retirement Moderate Portfolio
Class ADV
12-31-16	11.49	0.15	•	0.51	0.66	0.23	0.57	—	0.80	—	11.35	5.78	0.76	0.60	0.60	1.34	1,257,324	15
12-31-15	12.68	0.18	•	(0.35)	(0.17)	0.11	0.91	—	1.02	—	11.49	(1.57)	0.76	0.60	0.60	1.47	1,387,932	18
12-31-14	12.40	0.16	•	0.49	0.65	0.37	—	—	0.37	—	12.68	5.24	0.76	0.60	0.60	1.26	1,621,085	10
12-31-13	11.58	0.14	•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
12-31-12	10.85	0.16	•	0.93	1.09	0.36	—	—	0.36	—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
Class I
12-31-16	11.62	0.20	•	0.51	0.71	0.28	0.57	—	0.85	—	11.48	6.12	0.26	0.26	0.26	1.68	17,956	15
12-31-15	12.82	0.23		(0.36)	(0.13)	0.16	0.91	—	1.07	—	11.62	(1.24)	0.26	0.26	0.26	1.81	19,000	18
12-31-14	12.53	0.21		0.50	0.71	0.42	—	—	0.42	—	12.82	5.64	0.26	0.26	0.26	1.62	21,914	10
12-31-13	11.71	0.19	•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20
12-31-12	10.97	0.21		0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-16	12.76	0.18	•	0.67	0.85	0.28	1.10	—	1.38	—	12.23	6.81	0.76	0.65	0.65	1.46	2,275,963	16
12-31-15	13.54	0.21	•	(0.40)	(0.19)	0.22	0.37	—	0.59	—	12.76	(1.59)	0.76	0.65	0.65	1.56	2,521,814	16
12-31-14	13.02	0.16	•	0.58	0.74	0.22	—	—	0.22	—	13.54	5.68	0.76	0.65	0.65	1.24	2,930,279	11
12-31-13	11.49	0.17	•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
12-31-12	10.57	0.17	•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
Class I
12-31-16	12.71	0.24		0.66	0.90	0.34	1.10	—	1.44	—	12.17	7.25	0.26	0.26	0.26	1.86	22,088	16
12-31-15	13.50	0.26	•	(0.40)	(0.14)	0.28	0.37	—	0.65	—	12.71	(1.24)	0.26	0.26	0.26	1.95	21,862	16
12-31-14	12.98	0.23		0.56	0.79	0.27	—	—	0.27	—	13.50	6.11	0.26	0.26	0.26	1.65	24,595	11
12-31-13	11.46	0.22	•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21
12-31-12	10.54	0.21	•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-five active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company and an affiliate of Voya Investments, LLC, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable.

An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$ 123,797,581	$ 120,021,219
Growth	575,975,076	1,101,918,848
Moderate	202,011,503	391,349,523
Moderate Growth	393,755,639	761,297,094

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly,

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	16.38%
	Moderate	5.41
Voya Insurance and Annuity Company	Conservative	80.75
	Growth	94.79
	Moderate	89.60
	Moderate Growth	93.31

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, LLC, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2016, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount of $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2016:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Growth	3	$2,907,000	1.41%
Moderate	4	2,159,500	1.41
Moderate Growth	5	2,356,800	1.41

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2016	9,679,466	—	2,203,255		(9,995,283)	1,887,438	87,151,831	—	19,763,201	(89,476,340)	17,438,692
12/31/2015	5,581,016	—	2,853,362		(9,186,207)	(751,829)	50,512,974	—	25,509,057	(84,579,835)	(8,557,804)
Class I
12/31/2016	—	—	—		—	—	—	—	—	—	—
12/31/2015	—	—	—	*	—	— *	—	—	1	—	1
Growth
Class ADV
12/31/2016	664,234	—	19,420,760		(44,812,694)	(24,727,700)	8,588,177	—	249,556,763	(581,633,408)	(323,488,468)
12/31/2015	731,304	—	4,676,555		(43,579,425)	(38,171,566)	10,008,454	—	64,536,459	(596,642,941)	(522,098,028)
Class I
12/31/2016	248,830	—	289,984		(521,751)	17,063	3,317,445	—	3,740,796	(6,809,771)	248,470
12/31/2015	211,007	—	78,609		(444,315)	(154,699)	2,923,973	—	1,089,518	(6,056,332)	(2,042,841)
Moderate
Class ADV
12/31/2016	1,105,394	—	7,971,571		(19,071,593)	(9,994,628)	12,636,020	—	90,238,183	(217,882,636)	(115,008,433)
12/31/2015	1,963,462	—	10,140,662		(19,202,542)	(7,098,418)	23,550,680	—	120,268,255	(237,115,121)	(93,296,186)
Class I
12/31/2016	99,377	—	112,825		(283,132)	(70,930)	1,149,089	—	1,289,597	(3,274,430)	(835,744)
12/31/2015	116,190	—	137,820		(328,955)	(74,945)	1,399,893	—	1,649,699	(4,118,297)	(1,068,705)
Moderate Growth
Class ADV
12/31/2016	945,437	—	20,709,763		(33,178,325)	(11,523,125)	11,760,935	—	249,966,841	(413,227,873)	(151,500,097)
12/31/2015	3,794,208	—	8,928,523		(31,411,563)	(18,688,832)	50,918,151	—	118,481,497	(422,193,059)	(252,793,411)
Class I
12/31/2016	138,879	—	195,315		(238,708)	95,486	1,708,693	—	2,341,821	(2,964,371)	1,086,143
12/31/2015	194,541	—	82,490		(378,697)	(101,666)	2,591,565	—	1,088,873	(5,086,387)	(1,405,949)

*	Share amount is less than 0.500.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2016(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$619,631	$(619,631)
Growth	5,215,385	(5,215,385)
Moderate	1,829,402	(1,829,402)
Moderate Growth	3,630,147	(3,630,147)

(1)	Amounts primarily relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$8,077,458	$11,685,779	$8,331,990	$17,177,119
Growth	76,705,016	176,592,543	65,625,977	—
Moderate	26,287,104	65,240,676	13,067,897	108,850,057
Moderate Growth	52,136,519	200,172,143	44,224,796	75,345,574

The tax-basis components of distributable earnings as of December 31, 2016 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Conservative	$7,005,084	$9,975,628	$ 36,983,797
Growth	56,033,129	217,957,859	52,553,476
Moderate	19,956,854	67,622,799	(6,684,101)
Moderate Growth	38,919,926	154,239,104	27,348,187

At December 31, 2016, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

NOTE 11 — SUBSEQUENT EVENTS

Expense Limitation Agreement: On January 12, 2017, the Board approved revisions to the expense limits for each Portfolio. Effective January 1, 2017, the expense limits, through May 1, 2018, for each Portfolio are as follows:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Investment Adviser: On January 12, 2017, the Board approved a proposal to change the Investment Adviser for all Portfolios from DSL to Voya Investments, LLC with an effective date of May 1, 2017. There are no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments, LLC.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%

	Affiliated Investment Companies: 100.1%
315,137	Voya Australia Index Portfolio — Class I	$2,524,249	0.5
711,555	Voya Euro STOXX 50® Index Portfolio — Class I	6,816,700	1.4
593,993	Voya FTSE 100 Index® Portfolio — Class I	5,191,499	1.0
94,741	Voya Hang Seng Index Portfolio — Class I	1,213,633	0.3
473,766	Voya Japan TOPIX Index® Portfolio — Class I	5,007,708	1.0
2,037,792	Voya RussellTM Mid Cap Index Portfolio — Class I	30,648,395	6.0
24,933,992	Voya U.S. Bond Index Portfolio — Class I	262,554,940	51.7
7,462,972	Voya U.S. Stock Index Portfolio — Class I	102,914,379	20.3

MUTUAL FUNDS: (continued)

	Affiliated Investment Companies: (continued)
9,526,014	VY® BlackRock Inflation Protected Bond Portfolio — Class I	$90,973,436	17.9

	Total Mutual Funds (Cost $464,005,954)	507,844,939	100.1
	Liabilities in Excess of Other Assets	(258,654)	(0.1)
	Net Assets	$507,586,285	100.0

Cost for federal income tax purposes is $470,861,142.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$44,659,605
Gross Unrealized Depreciation	(7,675,808)
Net Unrealized Appreciation	$36,983,797

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$507,844,939	$—	$—	$507,844,939
Total Investments, at fair value	$507,844,939	$—	$—	$507,844,939

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$1,736,577	$1,524,739	$(792,616)	$55,549	$2,524,249	$125,306	$(21,959)	$—
Voya Euro STOXX 50® Index Portfolio — Class I	6,051,484	3,841,746	(3,116,774)	40,244	6,816,700	188,185	(38,980)	—
Voya FTSE 100 Index® Portfolio — Class I	5,107,301	2,231,295	(1,949,624)	(197,473)	5,191,499	229,747	(227,936)	167,901
Voya Hang Seng Index Portfolio — Class I	612,330	819,895	(211,003)	(7,589)	1,213,633	49,759	(3,020)	14,448
Voya Japan TOPIX Index® Portfolio — Class I	5,537,098	1,402,254	(1,796,195)	(135,449)	5,007,708	75,019	49,464	219,813
Voya RussellTM Mid Cap Index Portfolio — Class I	28,810,595	11,365,284	(9,481,821)	(45,663)	30,648,395	414,542	262,922	3,720,950
Voya U.S. Bond Index Portfolio — Class I	254,113,293	56,139,445	(47,780,110)	82,312	262,554,940	5,627,085	(545,895)	381,072

See Accompanying Notes to Financial Statements

25

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio — Class I	$96,711,531	$30,788,863	$(28,236,826)	$3,650,811	$102,914,379	$2,051,404	$414,132	$6,274,153
VY® BlackRock Inflation Protected Bond Portfolio — Class I	87,919,791	15,684,060	(16,785,736)	4,155,321	90,973,436	—	(796,551)	—
	$486,600,000	$123,797,581	$(110,150,705)	$7,598,063	$507,844,939	$8,761,047	$(907,823)	$10,778,337

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

26

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%

	Affiliated Investment Companies: 100.1%
9,744,243	Voya Australia Index Portfolio — Class I	$78,051,383	2.4
20,628,458	Voya Emerging Markets Index Portfolio — Class I	197,208,055	5.9
21,925,787	Voya Euro STOXX 50® Index Portfolio — Class I	210,049,042	6.3
18,311,700	Voya FTSE 100 Index® Portfolio — Class I	160,044,254	4.8
2,930,542	Voya Hang Seng Index Portfolio — Class I	37,540,244	1.1
14,617,686	Voya Japan TOPIX Index® Portfolio — Class I	154,508,943	4.7
33,085,446	Voya RussellTM Mid Cap Index Portfolio — Class I	497,605,106	15.0
6,762,421	Voya RussellTM Small Cap Index Portfolio — Class I	100,827,700	3.0

MUTUAL FUNDS: (continued)

	Affiliated Investment Companies: (continued)
77,881,304	Voya U.S. Bond Index Portfolio — Class I	$820,090,128	24.7
77,546,110	Voya U.S. Stock Index Portfolio — Class I	1,069,360,855	32.2

	Total Mutual Funds (Cost $3,236,609,624)	3,325,285,710	100.1
	Liabilities in Excess of Other Assets	(2,187,707)	(0.1)
	Net Assets	$3,323,098,003	100.0

Cost for federal income tax purposes is $3,272,732,234.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$177,324,025
Gross Unrealized Depreciation	(124,770,549)
Net Unrealized Appreciation	$52,553,476

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$3,325,285,710	$—	$—	$3,325,285,710
Total Investments, at fair value	$3,325,285,710	$—	$—	$3,325,285,710

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional Information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$62,928,463	$38,684,491	$(29,918,613)	$6,357,042	$78,051,383	$4,123,258	$(5,981,514)	$—
Voya Emerging Markets Index Portfolio — Class I	210,397,399	28,625,153	(73,663,012)	31,848,515	197,208,055	4,556,106	(13,451,688)	—
Voya Euro STOXX 50® Index Portfolio — Class I	218,640,910	86,414,555	(75,749,290)	(19,257,133)	210,049,042	6,200,618	15,861,866	—
Voya FTSE 100 Index® Portfolio — Class I	184,189,178	41,038,679	(65,912,789)	729,186	160,044,254	7,559,700	(16,278,860)	5,524,651
Voya Hang Seng Index Portfolio — Class I	22,203,233	22,353,917	(5,608,917)	(1,407,989)	37,540,244	1,638,589	644,989	475,796
Voya Japan TOPIX Index® Portfolio — Class I	199,738,239	13,434,786	(49,027,982)	(9,636,100)	154,508,943	2,471,691	4,477,683	7,242,295
Voya RussellTM Mid Cap Index Portfolio — Class I	547,623,491	97,861,244	(85,082,700)	(62,796,929)	497,605,106	7,184,940	58,069,379	64,492,180

See Accompanying Notes to Financial Statements

27

VOYA RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$109,780,661	$20,842,932	$(32,119,858)	$2,323,965	$100,827,700	$1,508,089	$3,814,023	$12,840,659
Voya U.S. Bond Index Portfolio — Class I	928,182,858	115,075,430	(230,773,708)	7,605,548	820,090,128	17,960,396	(5,215,856)	1,270,221
Voya U.S. Stock Index Portfolio — Class I	1,177,337,767	111,643,889	(199,553,876)	(20,066,925)	1,069,360,855	21,219,671	56,694,416	64,027,862
	$3,661,022,199	$575,975,076	$(847,410,745)	$(64,300,820)	$3,325,285,710	$74,423,058	$98,634,438	$155,873,664

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%

	Affiliated Investment Companies: 100.1%
2,367,196	Voya Australia Index Portfolio — Class I	$18,961,239	1.5
5,301,047	Voya Emerging Markets Index Portfolio — Class I	50,678,010	4.0
5,342,757	Voya Euro STOXX 50® Index Portfolio — Class I	51,183,609	4.0
4,460,710	Voya FTSE 100 Index® Portfolio — Class I	38,986,602	3.1
711,908	Voya Hang Seng Index Portfolio — Class I	9,119,543	0.7
3,558,469	Voya Japan TOPIX Index® Portfolio — Class I	37,613,022	3.0
8,502,248	Voya RussellTM Mid Cap Index Portfolio — Class I	127,873,817	10.0
1,737,759	Voya RussellTM Small Cap Index Portfolio — Class I	25,909,993	2.0
50,432,933	Voya U.S. Bond Index Portfolio — Class I	531,058,789	41.7

MUTUAL FUNDS: (continued)

	Affiliated Investment Companies: (continued)
20,550,509	Voya U.S. Stock Index Portfolio — Class I	$283,391,526	22.2
10,602,388	VY® BlackRock Inflation Protected Bond Portfolio — Class I	101,252,801	7.9

	Total Mutual Funds (Cost $1,270,164,663)	1,276,028,951	100.1
	Liabilities in Excess of Other Assets	(748,860)	(0.1)
	Net Assets	$1,275,280,091	100.0

Cost for federal income tax purposes is $1,282,713,052.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$40,337,253
Gross Unrealized Depreciation	(47,021,354)
Net Unrealized Depreciation	$(6,684,101)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$1,276,028,951	$—	$—	$1,276,028,951
Total Investments, at fair value	$1,276,028,951	$—	$—	$1,276,028,951

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$15,155,902	$9,511,902	$(6,668,947)	$962,382	$18,961,239	$1,008,786	$(826,281)	$—
Voya Emerging Markets Index Portfolio — Class I	53,650,839	9,154,966	(20,842,274)	8,714,479	50,678,010	1,178,481	(3,762,865)	—
Voya Euro STOXX 50® Index Portfolio — Class I	52,778,896	22,085,668	(19,243,182)	(4,437,773)	51,183,609	1,518,545	3,708,988	—
Voya FTSE 100 Index® Portfolio — Class I	44,539,270	11,444,830	(16,400,024)	(597,474)	38,986,602	1,854,114	(3,155,929)	1,354,992
Voya Hang Seng Index Portfolio — Class I	5,340,926	5,512,321	(1,424,787)	(308,917)	9,119,543	401,496	145,848	116,582
Voya Japan TOPIX Index® Portfolio — Class I	48,320,800	4,455,426	(12,429,024)	(2,734,180)	37,613,022	605,397	1,537,613	1,773,873

See Accompanying Notes to Financial Statements

29

VOYA RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Mid Cap Index Portfolio — Class I	$139,645,437	$29,477,659	$(30,321,619)	$(10,927,660)	$127,873,817	$1,858,421	$10,111,123	$16,681,230
Voya RussellTM Small Cap Index Portfolio — Class I	27,993,889	6,244,317	(8,320,937)	(7,276)	25,909,993	390,084	1,681,999	3,321,370
Voya U.S. Bond Index Portfolio — Class I	597,213,759	58,020,291	(125,768,600)	1,593,339	531,058,789	11,722,547	40,511	827,980
Voya U.S. Stock Index Portfolio — Class I	309,435,714	40,011,150	(57,890,762)	(8,164,576)	283,391,526	5,646,249	18,454,013	17,235,839
VY® BlackRock Inflation Protected Bond Portfolio — Class I	113,688,760	6,092,973	(26,362,209)	7,833,277	101,252,801	—	(3,569,727)	—
	$1,407,764,192	$202,011,503	$(325,672,365)	$(8,074,379)	$1,276,028,951	$26,184,120	$24,365,293	$41,311,866

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
5,334,923	Voya Australia Index Portfolio — Class I	$42,732,736	1.9
11,913,534	Voya Emerging Markets Index Portfolio — Class I	113,893,385	5.0
11,989,586	Voya Euro STOXX 50® Index Portfolio — Class I	114,860,235	5.0
10,004,273	Voya FTSE 100 Index® Portfolio — Class I	87,437,345	3.8
1,587,591	Voya Hang Seng Index Portfolio — Class I	20,337,034	0.9
7,998,344	Voya Japan TOPIX Index® Portfolio — Class I	84,542,495	3.7
19,859,315	Voya RussellTM Mid Cap Index Portfolio — Class I	298,684,102	13.0
4,682,245	Voya RussellTM Small Cap Index Portfolio — Class I	69,812,272	3.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
75,571,310	Voya U.S. Bond Index Portfolio — Class I	$795,765,899	34.6
48,692,017	Voya U.S. Stock Index Portfolio — Class I	671,462,919	29.2

	Total Mutual Funds (Cost $2,251,856,553)	2,299,528,422	100.1
	Liabilities in Excess of Other Assets	(1,477,075)	(0.1)
	Net Assets	$2,298,051,347	100.0

Cost for federal income tax purposes is $2,272,180,235.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$105,443,133
Gross Unrealized Depreciation	(78,094,946)
Net Unrealized Appreciation	$27,348,187

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$2,299,528,422	$—	$—	$2,299,528,422
Total Investments, at fair value	$2,299,528,422	$—	$—	$2,299,528,422

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2016, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Australia Index Portfolio — Class I	$34,485,481	$21,203,027	$(15,784,916)	$2,829,144	$42,732,736	$2,272,412	$(2,604,251)	$—
Voya Emerging Markets Index Portfolio — Class I	121,601,351	18,490,681	(45,290,633)	19,091,986	113,893,385	2,649,494	(8,295,390)	—
Voya Euro STOXX 50® Index Portfolio — Class I	119,743,234	48,715,749	(42,919,321)	(10,679,427)	114,860,235	3,416,083	8,742,404	—
Voya FTSE 100 Index® Portfolio — Class I	100,823,611	23,973,131	(36,679,660)	(679,737)	87,437,345	4,163,207	(7,859,684)	3,042,484
Voya Hang Seng Index Portfolio — Class I	12,169,041	12,094,934	(3,217,359)	(709,582)	20,337,034	902,722	311,327	262,123
Voya Japan TOPIX Index® Portfolio — Class I	109,327,220	8,534,343	(27,373,135)	(5,945,933)	84,542,495	1,361,544	3,096,564	3,989,457
Voya RussellTM Mid Cap Index Portfolio — Class I	329,173,347	63,277,260	(62,750,263)	(31,016,242)	298,684,102	4,345,387	28,254,696	39,004,287

See Accompanying Notes to Financial Statements

31

VOYA RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2016 (CONTINUED)

Issuer	Beginning Fair Value at 12/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya RussellTM Small Cap Index Portfolio — Class I	$76,143,521	$15,547,882	$(21,605,600)	$(273,531)	$69,812,272	$1,052,411	$4,523,716	$8,960,765
Voya U.S. Bond Index Portfolio — Class I	901,819,498	102,475,365	(213,176,788)	4,647,824	795,765,899	17,473,908	(1,925,751)	1,240,985
Voya U.S. Stock Index Portfolio — Class I	739,983,940	79,443,267	(140,563,870)	(7,400,418)	671,462,919	13,319,462	31,031,227	40,160,590
	$2,545,270,244	$393,755,639	$(609,361,545)	$(30,135,916)	$2,299,528,422	$50,956,630	$55,274,858	$96,660,691

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio
Class ADV	NII	$0.1337
Class I	NII	$0.1552
All Classes	STCG	$0.0033
All Classes	LTCG	$0.1982
Voya Retirement Growth Portfolio
Class ADV	NII	$0.2967
Class I	NII	$0.3635
All Classes	LTCG	$0.6852
Voya Retirement Moderate Portfolio
Class ADV	NII	$0.2299
Class I	NII	$0.2759
All Classes	LTCG	$0.5721
Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2848
Class I	NII	$0.3446
All Classes	LTCG	$1.0955

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	31.59%
Voya Retirement Growth Portfolio	51.17%
Voya Retirement Moderate Portfolio	37.26%
Voya Retirement Moderate Growth Portfolio	46.41%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$11,685,779
Voya Retirement Growth Portfolio	$176,592,543
Voya Retirement Moderate Portfolio	$65,240,676
Voya Retirement Moderate Growth Portfolio	$200,172,143

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2016:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$33,134	$0.0006	7.25%
Voya Retirement Growth Portfolio	$1,536,742	$0.0061	34.60%
Voya Retirement Moderate Portfolio	$381,341	$0.0034	24.46%
Voya Retirement Moderate Growth Portfolio	$855,948	$0.0046	28.17%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	151	None.

34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees*: (continued)

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	151	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 1994–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio (collectively, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio, Voya Investment Management Co. LLC (the “Sub-Adviser”), effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).

The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub- advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the

39

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of- managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub- Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the

40

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.

In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub- Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that, while the Portfolios do not have advisory fee breakpoints, they do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance based on their investments in Underlying Funds.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub- advisory services for each Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub- Advisory Contracts. These specific

42

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year and five year periods, but underperformed for the year-to-date and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the second quintile for year-to-date, three-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) Management’s representations regarding the competitiveness of the Portfolio’s expense ratio; and (3) that, at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented for the Portfolio, to become effective January 1, 2017.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee; and (3) that, at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented for the Portfolio, to become effective January 1, 2017.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the

43

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year and five-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) Management’s representations regarding the competitiveness of the Portfolio’s expense ratio; and (3) that, at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented for the Portfolio, to become effective January 1, 2017.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the second quintile for the year-to-date, one-year and three-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; (2) Management’s representations regarding the competitiveness of the Portfolio’s expense ratio; and (3) that, at the Board’s direction during the 2016 Contract Review Process, lower expense limits were implemented for the Portfolio, to become effective January 1, 2017.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

44

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-RETADVI (1216-021717)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $639,436 for the year ended December 31, 2016 and $574,823 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $63,125 for the year ended December 31, 2016 and $65,650 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $142,082 for the year ended December 31, 2016 and $141,912 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $5,300 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Investors Trust	$205,207	$212,862
Voya Investments, LLC (1)	$93,650	$145,625

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of VY® BlackRock Inflation Protected Bond Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, and including the portfolios of investments of Voya Global Perspectives® Portfolio, Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, Voya Retirement Moderate Portfolio, Voya Government Liquid Assets Portfolio (formerly, Voya Liquid Assets Portfolio), VY® Morgan Stanley Global Franchise Portfolio, and VY® Clarion Real Estate Portfolio, each a series of Voya Investors Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of VY® BlackRock Inflation Protected Bond Portfolio, VY® Clarion Global Real Estate Portfolio, VY® FMR® Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Investors Trust as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2017

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Australia: 7.5%
269,930	Dexus Property Group NPV	1,872,562	0.6
741,973	Goodman Group	3,810,505	1.1
1,029,850	GPT Group	3,733,773	1.1
2,890,698	Mirvac Group	4,439,235	1.3
2,280,440	Scentre Group	7,633,751	2.3
151,798	Vicinity Centres	327,356	0.1
479,170	Westfield Corp.	3,239,884	1.0
		25,057,066	7.5

	France: 6.6%
33,555	Gecina S.A.	4,634,567	1.4
16,291	Icade	1,161,103	0.4
214,752	Klepierre	8,426,585	2.5
32,445	Unibail-Rodamco SE	7,731,825	2.3
		21,954,080	6.6

	Germany: 2.1%
50,956	Deutsche Wohnen AG	1,598,317	0.5
71,183	LEG Immobilien AG	5,520,931	1.6
		7,119,248	2.1

	Hong Kong: 4.8%
521,500	Cheung Kong Property Holdings Ltd.	3,184,798	1.0
790,500	Link REIT	5,124,870	1.5
599,100	Sun Hung Kai Properties Ltd.	7,544,155	2.3
		15,853,823	4.8

	Japan: 13.5%
27,600	Daito Trust Construction Co., Ltd.	4,149,324	1.2
1,297	GLP J-Reit	1,492,263	0.5
2,310	Invincible Investment Corp.	1,038,406	0.3
52	Japan Real Estate Investment Corp.	283,988	0.1
2,143	Japan Retail Fund Investment Corp.	4,344,324	1.3
574	Kenedix Office Investment Corp.	3,301,898	1.0
385,319	Mitsubishi Estate Co., Ltd.	7,654,236	2.3
378,682	Mitsui Fudosan Co., Ltd.	8,766,682	2.6
1,712	Mori Hills REIT Investment Corp.	2,312,011	0.7
2,444	Nippon Prologis REIT, Inc.	4,997,666	1.5
1,876	Orix JREIT, Inc.	2,960,472	0.9
136,000	Sumitomo Realty & Development Co., Ltd.	3,610,438	1.1
		44,911,708	13.5

	Netherlands: 0.9%
45,922	Eurocommercial Properties NV	1,766,411	0.5
306,320	NSI NV	1,156,173	0.4
		2,922,584	0.9

		Singapore: 0.5%
512,300		Ascendas Real Estate Investment Trust	800,952	0.3
744,413		Mapletree Commercial Trust	717,092	0.2
			1,518,044	0.5

		Spain: 0.2%
56,225		Hispania Activos Inmobiliarios SOCIMI SA	660,380	0.2

		Sweden: 0.8%
40,081	@	Fabege AB	653,465	0.2
128,563	@	Hufvudstaden AB	2,028,607	0.6
			2,682,072	0.8

		United Kingdom: 4.3%
14,254	@	Derwent London PLC	485,889	0.1
158,622		Great Portland Estates PLC	1,303,064	0.4
373,482		Hammerson PLC	2,632,150	0.8
497,815		Land Securities Group PLC	6,539,901	2.0
215,602		Safestore Holdings PLC	929,983	0.3
305,584	@	Segro PLC	1,728,398	0.5
97,727	@	Unite Group PLC	730,225	0.2
			14,349,610	4.3

		United States: 56.6%
35,300		Alexandria Real Estate Equities, Inc.	3,922,889	1.2
57,800		American Campus Communities, Inc.	2,876,706	0.9
67,400		American Homes 4 Rent	1,414,052	0.4
47,325		AvalonBay Communities, Inc.	8,383,624	2.5
10,600		Boston Properties, Inc.	1,333,268	0.4
22,800		Crown Castle International Corp.	1,978,356	0.6
97,530		CubeSmart	2,610,878	0.8
74,425		DCT Industrial Trust, Inc.	3,563,469	1.1
312,800		DDR Corp.	4,776,456	1.4
79,761		Digital Realty Trust, Inc.	7,837,316	2.4
61,800		Duke Realty Corp.	1,641,408	0.5
142,300		Equity Residential	9,158,428	2.7
151,200		Gaming and Leisure Properties, Inc.	4,629,744	1.4
427,482		General Growth Properties, Inc.	10,678,500	3.2
88,800		HCP, Inc.	2,639,136	0.8
86,800		Healthcare Realty Trust, Inc.	2,631,776	0.8
96,491		Healthcare Trust of America, Inc.	2,808,853	0.8
38,120		Highwoods Properties, Inc.	1,944,501	0.6
368,121		Host Hotels & Resorts, Inc.	6,935,400	2.1
55,600		Kilroy Realty Corp.	4,071,032	1.2
291,100		Kimco Realty Corp.	7,324,076	2.2
145,000		Paramount Group, Inc.	2,318,550	0.7
192,597		ProLogis, Inc.	10,167,196	3.0
37,144		Public Storage, Inc.	8,301,684	2.5
47,200		QTS Realty Trust, Inc.	2,343,480	0.7

VY® Clarion Global Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

86,200	Regency Centers Corp.	5,943,490	1.8
95,471	Simon Property Group, Inc.	16,962,333	5.1
74,700	SL Green Realty Corp.	8,033,985	2.4
367,302	Spirit Realty Capital, Inc.	3,988,900	1.2
74,800	Sun Communities, Inc.	5,730,428	1.7
155,738	Sunstone Hotel Investors, Inc.	2,375,004	0.7
139,275	UDR, Inc.	5,080,752	1.5
605,600	VEREIT, Inc.	5,123,376	1.5
98,831	Vornado Realty Trust	10,314,991	3.1
132,900	Welltower, Inc.	8,894,997	2.7
		188,739,034	56.6

	Total Common Stock
	(Cost $252,600,848)	325,767,649	97.8

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,769,114	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $1,769,114)	1,769,114	0.5

	Total Short-Term Investments
	(Cost $1,769,114)	1,769,114	0.5

	Total Investments in Securities (Cost $254,369,962)	$327,536,763	98.3
	Assets in Excess of Other Liabilities	5,749,795	1.7
	Net Assets	$333,286,558	100.0

††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.

Cost for federal income tax purposes is $275,190,385.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,380,101
Gross Unrealized Depreciation	(18,033,723)
Net Unrealized Appreciation	$52,346,378

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 13.7%
1,576	@	Adient plc	92,354	0.0
2,700	@	Autozone, Inc.	2,132,433	0.3
36,700	@	Bojangles', Inc.	684,455	0.1
9,000	@	Buffalo Wild Wings, Inc.	1,389,600	0.2
29,900		Darden Restaurants, Inc.	2,174,328	0.3
36,200	@	Deckers Outdoor Corp.	2,005,118	0.2
47,247		Delphi Automotive PLC	3,182,085	0.4
67,200		DineEquity, Inc.	5,174,400	0.6
27,673	@	Dollar Tree, Inc.	2,135,802	0.3
10,600		Ethan Allen Interiors, Inc.	390,610	0.0
47,358		Extended Stay America, Inc.	764,832	0.1
85,280		Foot Locker, Inc.	6,045,499	0.7
229,066		Gentex Corp.	4,510,310	0.5
159,702	@	G-III Apparel Group Ltd.	4,720,791	0.6
27,700		GNC Holdings, Inc.	305,808	0.0
33,094		Harman International Industries, Inc.	3,678,729	0.4
234,165	@	Houghton Mifflin Harcourt Co.	2,540,690	0.3
57,900		ILG, Inc.	1,052,043	0.1
230,573		Interpublic Group of Cos., Inc.	5,397,714	0.6
43,020	@	iRobot Corp.	2,514,519	0.3
37,900		John Wiley & Sons, Inc.	2,065,550	0.2
9,188		Jubilant Foodworks Ltd.	115,194	0.0
35,900	@	Kate Spade & Co.	670,253	0.1
60,957		Las Vegas Sands Corp.	3,255,713	0.4
125,500		Lennar Corp. - Class A	5,387,715	0.6
11,400	@	Liberty Interactive Corp. QVC Group	227,772	0.0
48,900	@	Lions Gate Entertainment Corp.	1,200,006	0.1
48,900		Lions Gate Entertainment Corp.	1,315,410	0.2
60,500	@	LKQ Corp.	1,854,325	0.2
1,900	#,@	Maisons du Monde SA	50,091	0.0
43,300	@	Michael Kors Holdings Ltd.	1,861,034	0.2
4,000	@	Mohawk Industries, Inc.	798,720	0.1
6,700		Naspers Ltd.	978,144	0.1
46,700	@	New Oriental Education & Technology Group, Inc. ADR	1,966,070	0.2
91,100		News Corp - Class A	1,044,006	0.1
2,063	@	NVR, Inc.	3,443,147	0.4
15,600		Omnicom Group	1,327,716	0.2
2,300		Page Industries Ltd.	461,903	0.1
53,100	@,L	Party City Holdco, Inc.	754,020	0.1
58,629	L	Polaris Industries, Inc.	4,830,443	0.6
316,800		Pulte Group, Inc.	5,822,784	0.7
48,900		PVH Corp.	4,412,736	0.5
9,400		Ralph Lauren Corp.	849,008	0.1
19,800	@	Restaurant Group PLC	79,139	0.0
1,500		Ross Stores, Inc.	98,400	0.0
28,005	@	Select Comfort Corp.	633,473	0.1
20,316	@	Tenneco, Inc.	1,269,141	0.2
42,500		Texas Roadhouse, Inc.	2,050,200	0.2
34,200		TJX Cos., Inc.	2,569,446	0.3

108,700	@	Toll Brothers, Inc.	3,369,700	0.4
23,700		VF Corp.	1,264,395	0.1
21,532		Visteon Corp.	1,729,881	0.2
47,600		Williams-Sonoma, Inc.	2,303,364	0.3
73,922		Wyndham Worldwide Corp.	5,645,423	0.7
			116,596,442	13.7

		Consumer Staples: 1.0%
9,300	@,L	Amplify Snack Brands, Inc.	81,933	0.0
1,765		Britannia Industries Ltd.	74,920	0.0
20,033		Bunge Ltd.	1,447,184	0.2
168,314		C&C Group PLC	682,129	0.1
21,063		CVS Health Corp.	1,662,081	0.2
25,332		Dr Pepper Snapple Group, Inc.	2,296,853	0.3
103,100	@	Hostess Brands, Inc.	1,340,300	0.1
4,446		Ingredion, Inc.	555,572	0.1
6,100	@	TreeHouse Foods, Inc.	440,359	0.0
			8,581,331	1.0

		Energy: 4.1%
10,200		Anadarko Petroleum Corp.	711,246	0.1
53,689		Apache Corp.	3,407,641	0.4
43,319		Baker Hughes, Inc.	2,814,436	0.3
31,366		Cimarex Energy Co.	4,262,639	0.5
55,900	@	Dril-Quip, Inc.	3,356,795	0.4
12,600		Ensco PLC	122,472	0.0
25,900	L	Frank's International N.V.	318,829	0.1
67,400		Halliburton Co.	3,645,666	0.4
40,200		National Oilwell Varco, Inc.	1,505,088	0.2
46,600	@	Newfield Exploration Co.	1,887,300	0.2
68,400		Oceaneering International, Inc.	1,929,564	0.2
16,000	@	PDC Energy, Inc.	1,161,280	0.1
91,200	@	Southwestern Energy Co.	986,784	0.1
165,400		Suncor Energy, Inc.	5,408,007	0.7
31,000		Teekay LNG Partners L.P.	447,950	0.1
26,300		Western Refining, Inc.	995,455	0.1
42,174		World Fuel Services Corp.	1,936,208	0.2
			34,897,360	4.1

		Financials: 19.7%
20,400	@	Affiliated Managers Group, Inc.	2,964,120	0.3
92,300		Aflac, Inc.	6,424,080	0.8
18,000		Ameriprise Financial, Inc.	1,996,920	0.2
6,207		Bajaj Finserv Ltd.	264,103	0.0
59,416		BankUnited, Inc.	2,239,389	0.3
39,644		Beneficial Bancorp, Inc.	729,450	0.1
153,348		Boston Private Financial Holdings, Inc.	2,537,909	0.3
3,600		Brown & Brown, Inc.	161,496	0.0
45,300		Capital One Financial Corp.	3,951,972	0.5
13,600		CBOE Holdings, Inc.	1,004,904	0.1
12,031		Chubb Ltd.	1,589,536	0.2
133,200		CIT Group, Inc.	5,684,976	0.7
68,613		Comerica, Inc.	4,673,231	0.6

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

82,090		Commerce Bancshares, Inc.	4,745,623	0.6
9,000		CRISIL Ltd.	292,132	0.0
113,800		CVB Financial Corp.	2,609,434	0.3
1,000		Diamond Hill Investment Group, Inc.	210,380	0.0
22,000		Discover Financial Services	1,585,980	0.2
3,100	@	E*Trade Financial Corp.	107,415	0.0
307,849	@	Essent Group Ltd.	9,965,072	1.2
137,500		First American Financial Corp.	5,036,625	0.6
4,300		First Citizens BancShares, Inc.	1,526,500	0.2
113,600		First Commonwealth Financial Corp.	1,610,848	0.2
49,900		First Republic Bank	4,597,786	0.5
2,700		FNF Group	91,692	0.0
3,200		Greenhill & Co., Inc.	88,640	0.0
8,396		Hilltop Holdings, Inc.	250,201	0.0
179,488	@	Hiscox Ltd.	2,249,121	0.3
36,617		Housing Development Finance Corp.	679,096	0.1
451,327		Huntington Bancshares, Inc.	5,966,543	0.7
59,800		Invesco Ltd.	1,814,332	0.2
139,700		Investors Bancorp, Inc.	1,948,815	0.2
9,400		KRUK SA	532,374	0.1
164,922		Ladder Capital Corp.	2,262,730	0.3
98,267		Lakeland Financial Corp.	4,653,925	0.5
41,742		Lazard Ltd.	1,715,179	0.2
47,600		Legg Mason, Inc.	1,423,716	0.2
36,200		M&T Bank Corp.	5,662,766	0.7
27,701		Marsh & McLennan Cos., Inc.	1,872,311	0.2
16,800		Moody's Corp.	1,583,736	0.2
57,300	@	OneMain Holdings, Inc.	1,268,622	0.1
48,897		Primerica, Inc.	3,381,227	0.4
119,100		Principal Financial Group, Inc.	6,891,126	0.8
25,300		Progressive Corp.	898,150	0.1
28,168		Prosperity Bancshares, Inc.	2,021,899	0.2
48,481		Raymond James Financial, Inc.	3,358,279	0.4
237,600		Regions Financial Corp.	3,411,936	0.4
80,778		Reinsurance Group of America, Inc.	10,164,296	1.2
82,199		S&P Global, Inc.	8,839,680	1.0
870,500	@	SLM Corp.	9,592,910	1.1
67,500	@	Stifel Financial Corp.	3,371,625	0.4
73,587		SunTrust Banks, Inc.	4,036,247	0.5
135,600		Synchrony Financial	4,918,212	0.6
23,374		TCF Financial Corp.	457,897	0.1
69,600		UMB Financial Corp.	5,367,552	0.6
10,800		Valley National Bancorp	125,712	0.0
			167,410,428	19.7

		Health Care: 14.0%
81,100		Agilent Technologies, Inc.	3,694,916	0.4
9,800	@	Alere, Inc.	381,906	0.0
31,900	@	Alexion Pharmaceuticals, Inc.	3,902,965	0.5
79,400	@,L	AMAG Pharmaceuticals, Inc.	2,763,120	0.3

5,900		AmerisourceBergen Corp.	461,321	0.1
14,200		Amgen, Inc.	2,076,182	0.2
17,800		Becton Dickinson & Co.	2,946,790	0.4
14,700	@	BioMarin Pharmaceutical, Inc.	1,217,748	0.1
392,665	@	Boston Scientific Corp.	8,493,344	1.0
93,600		Bruker Corp.	1,982,448	0.2
200	@	Cambrex Corp.	10,790	0.0
84,798		Cardinal Health, Inc.	6,102,912	0.7
95,200	@	Catalent, Inc.	2,566,592	0.3
12,600	@	Centene Corp.	712,026	0.1
1,000	@	Charles River Laboratories International, Inc.	76,190	0.0
12,107		Cooper Cos., Inc.	2,117,878	0.3
68,600	@	DaVita, Inc.	4,404,120	0.5
75,100		Dentsply Sirona, Inc.	4,335,523	0.5
86,600	@	Endo International PLC	1,426,302	0.2
34,900	@	Envision Healthcare Corp.	2,208,821	0.3
30,510	@	HCA Holdings, Inc.	2,258,350	0.3
31,900		Hill-Rom Holdings, Inc.	1,790,866	0.2
87,200	@	Hologic, Inc.	3,498,464	0.4
62,732	@	Jazz Pharmaceuticals PLC	6,839,670	0.8
32,500	@	Laboratory Corp. of America Holdings	4,172,350	0.5
34,844		McKesson Corp.	4,893,840	0.6
8,600		Medtronic PLC	612,578	0.1
51,600		Olympus Corp.	1,777,865	0.2
5,600	@	Pacira Pharmaceuticals, Inc.	180,880	0.0
8,800	@	Parexel International Corp.	578,336	0.1
20,400		Perrigo Co. PLC	1,697,892	0.2
33,800	@	Premier, Inc.	1,026,168	0.1
6,900		Quest Diagnostics, Inc.	634,110	0.1
3,100	@	Regeneron Pharmaceuticals, Inc.	1,137,979	0.1
44,800	@	REGENXBIO, Inc.	831,040	0.1
2,600	@	Repligen Corp.	80,132	0.0
26,081		Resmed, Inc.	1,618,326	0.2
22,500	@,L	Seattle Genetics, Inc.	1,187,325	0.1
92,200		STERIS PLC	6,213,358	0.7
10,300	@	Surgical Care Affiliates, Inc.	476,581	0.1
133,062		Teva Pharmaceutical Industries Ltd. ADR	4,823,497	0.6
34,307		Thermo Fisher Scientific, Inc.	4,840,718	0.6
55,700	@,L	United Therapeutics Corp.	7,989,051	0.9
10,300		Universal Health Services, Inc.	1,095,714	0.1
1,600	@	VCA, Inc.	109,840	0.0
62,100		Zimmer Biomet Holdings, Inc.	6,408,720	0.8
			118,655,544	14.0

		Industrials: 14.5%
96,343		Air Lease Corp.	3,307,455	0.4
5,400		Allegiant Travel Co.	898,560	0.1
21,400		Ametek, Inc.	1,040,040	0.1
42,000		AO Smith Corp.	1,988,700	0.2
5,800		Carlisle Cos., Inc.	639,682	0.1
21,000		CEB, Inc.	1,272,600	0.2

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

32,400		CH Robinson Worldwide, Inc.	2,373,624	0.3
79,200	@	Colfax Corp.	2,845,656	0.3
4,600	L	Copa Holdings S.A.	417,818	0.0
12,200	@	Copart, Inc.	676,002	0.1
25,800		CSX Corp.	926,994	0.1
1,568		Cummins, Inc.	214,299	0.0
17,208		Curtiss-Wright Corp.	1,692,579	0.2
43,948		Dun & Bradstreet Corp.	5,331,771	0.6
10,950	L	Elbit Systems Ltd.	1,113,615	0.1
79,302		EMCOR Group, Inc.	5,611,409	0.7
11,739	@	Esterline Technologies Corp.	1,047,119	0.1
33,843		FedEx Corp.	6,301,567	0.7
32,600		Flowserve Corp.	1,566,430	0.2
33,500	@	HD Supply Holdings, Inc.	1,424,085	0.2
14,000		Herman Miller, Inc.	478,800	0.1
9,900		Hexcel Corp.	509,256	0.1
20,934		HNI Corp.	1,170,629	0.1
36,400		Huntington Ingalls Industries, Inc.	6,704,516	0.8
2,146		IDEX Corp.	193,269	0.0
87,703		Ingersoll-Rand PLC - Class A	6,581,233	0.8
71,175	@	Jacobs Engineering Group, Inc.	4,056,975	0.5
5,600		JB Hunt Transport Services, Inc.	543,592	0.1
13,560		Johnson Controls International plc	558,536	0.1
30,442		KAR Auction Services, Inc.	1,297,438	0.2
133,230		Knoll, Inc.	3,721,114	0.4
21,600		Lennox International, Inc.	3,308,472	0.4
3,206		Matthews International Corp.	246,381	0.0
78,400		Misumi Group, Inc.	1,287,854	0.2
69,856		Mueller Industries, Inc.	2,791,446	0.3
4,000		Multi-Color Corp.	310,400	0.0
22,900	@	Old Dominion Freight Line	1,964,591	0.2
8,400		Pentair PLC	470,988	0.1
33,528	@	Quanta Services, Inc.	1,168,451	0.1
20,700		Regal-Beloit Corp.	1,433,475	0.2
335,123	@	Rexnord Corp.	6,565,060	0.8
900		Rockwell Automation, Inc.	120,960	0.0
42,266		Rockwell Collins, Inc.	3,920,594	0.5
42,949	@	Saia, Inc.	1,896,198	0.2
135,636	@	Spirit Airlines, Inc.	7,847,899	0.9
8,500		Stanley Black & Decker, Inc.	974,865	0.1
57,853	@,L	Swift Transportation Co.	1,409,299	0.2
1,000	@	Teledyne Technologies, Inc.	123,000	0.0
145,942		Textron, Inc.	7,086,944	0.8
14,396		Valmont Industries, Inc.	2,028,396	0.2
66,800	L	Wabtec Corp.	5,545,736	0.7
11,600	@	Wesco International, Inc.	771,980	0.1
51,940		Woodward, Inc.	3,586,457	0.4
34,400		Xylem, Inc.	1,703,488	0.2
			123,068,297	14.5

		Information Technology: 22.9%
157,488		Activision Blizzard, Inc.	5,686,892	0.7

55,300	@	Akamai Technologies, Inc.	3,687,404	0.4
7,705		Alliance Data Systems Corp.	1,760,592	0.2
5,537	@	Alphabet, Inc. - Class C	4,273,567	0.5
5,900		Amphenol Corp.	396,480	0.0
6,600		Analog Devices, Inc.	479,292	0.1
67,403		Applied Materials, Inc.	2,175,095	0.3
64,195	@	Arrow Electronics, Inc.	4,577,103	0.5
72,233		Avnet, Inc.	3,439,013	0.4
108,200		Belden, Inc.	8,090,114	0.9
147,249	@	Blackhawk Network Holdings, Inc.	5,547,606	0.6
22,643		Broadridge Financial Solutions, Inc. ADR	1,501,231	0.2
124,139		CDW Corp.	6,466,401	0.8
300	@	Cirrus Logic, Inc.	16,962	0.0
117,640	@	CommScope Holding Co., Inc.	4,376,208	0.5
73,800	@,L	Cree, Inc.	1,947,582	0.2
52,000		CSRA, Inc.	1,655,680	0.2
12,572	@	Dell Technologies, Inc. - VMware, Inc.	691,083	0.1
124,900	@	Electronic Arts, Inc.	9,837,124	1.2
90,248	@	Euronet Worldwide, Inc.	6,536,663	0.8
74,460		EVERTEC, Inc.	1,321,665	0.1
43,900	@	ExlService Holdings, Inc.	2,214,316	0.3
45,191	@	F5 Networks, Inc.	6,540,042	0.8
32,400		Fair Isaac Corp.	3,862,728	0.4
51,180		Fidelity National Information Services, Inc.	3,871,255	0.4
45,568	@	FleetCor Technologies, Inc.	6,448,783	0.8
276,584	@	Genpact Ltd.	6,732,055	0.8
112,382		Global Payments, Inc.	7,800,435	0.9
22,200		Harris Corp.	2,274,834	0.3
19,497		Intuit, Inc.	2,234,551	0.3
12,100	@	IPG Photonics Corp.	1,194,391	0.1
139,500		Jabil Circuit, Inc.	3,301,965	0.4
89,700	@	Keysight Technologies, Inc.	3,280,329	0.4
94,900		Maxim Integrated Products	3,660,293	0.4
41,500		MAXIMUS, Inc.	2,315,285	0.3
35,400		Methode Electronics, Inc.	1,463,790	0.2
13,087		Microchip Technology, Inc.	839,531	0.1
3,200		National Instruments Corp.	98,624	0.0
160,000		NEC Corp.	423,188	0.0
46,700	@	Netgear, Inc.	2,538,145	0.3
57,824		Nvidia Corp.	6,172,134	0.7
68,817	@	NXP Semiconductor NV - NXPI - US	6,744,754	0.8
60,786	@	PTC, Inc.	2,812,568	0.3
76,400	@	Semtech Corp.	2,410,420	0.3
32,300		Skyworks Solutions, Inc.	2,411,518	0.3
58,751	@	Synopsys, Inc.	3,458,084	0.4
28,800	L	Syntel, Inc.	569,952	0.1
41,883		TE Connectivity Ltd.	2,901,654	0.3
11,900		TeleTech Holdings, Inc.	362,950	0.0
55,300		Tencent Holdings Ltd.	1,340,866	0.2
151,643		Total System Services, Inc.	7,435,056	0.9
156,200	@	Trimble, Inc.	4,709,430	0.5

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

58,500	@	Vantiv, Inc.	3,487,770	0.4
41,900		Visa, Inc. - Class A	3,269,038	0.4
95,160		Western Digital Corp.	6,466,122	0.8
116,200		Western Union Co.	2,523,864	0.3
153,336		Xerox Corp.	1,338,623	0.2
6,000	@	Zebra Technologies Corp.	514,560	0.1
			194,487,660	22.9

		Materials: 5.3%
67,788		Albemarle Corp.	5,835,191	0.7
19,211		Aptargroup, Inc.	1,411,048	0.2
8,800		Ashland Global Holdings, Inc.	961,752	0.1
857,111	@	B2Gold Corp.	2,036,409	0.2
77,300	@	Boise Cascade Co.	1,739,250	0.2
71,000		CF Industries Holdings, Inc.	2,235,080	0.3
26,400	@	Continental Gold, Inc.	86,515	0.0
84,600		Eastman Chemical Co.	6,362,766	0.8
141,996	@	Ferro Corp.	2,034,803	0.2
250,700		Graphic Packaging Holding Co.	3,128,736	0.4
11,600	@	Guyana Goldfields, Inc.	52,874	0.0
57,200		HB Fuller Co.	2,763,332	0.3
12,809		Innospec, Inc.	877,416	0.1
217,064	@	New Gold, Inc.	761,458	0.1
18,100		Packaging Corp. of America	1,535,242	0.2
88,694		PolyOne Corp.	2,841,756	0.3
18,900		PPG Industries, Inc.	1,790,964	0.2
5,400		Praxair, Inc.	632,826	0.1
10,649		Randgold Resources Ltd. ADR	812,945	0.1
27,600		Tahoe Resources, Inc.	260,038	0.0
117,600		WestRock Co.	5,970,552	0.7
7,500		WR Grace & Co.	507,300	0.1
			44,638,253	5.3

		Real Estate: 3.7%
75,091		BUWOG AG	1,743,235	0.2
201,586	@	CBRE Group, Inc.	6,347,943	0.7
33,600		Extra Space Storage, Inc.	2,595,264	0.3
55,500		Gaming and Leisure Properties, Inc.	1,699,410	0.2
11,100		Goldcrest Co., Ltd.	199,272	0.0
1,232,700		Hibernia REIT plc	1,597,353	0.2
25,800		Highwoods Properties, Inc.	1,316,058	0.2
18,000		Hysan Development Co., Ltd.	74,233	0.0
37,800	@	InfraREIT, Inc.	676,998	0.1
34,209		Jones Lang LaSalle, Inc.	3,456,477	0.4
6,276		Mid-America Apartment Communities, Inc.	614,546	0.1
8,400		Monogram Residential Trust, Inc.	90,888	0.0
30,700		Olav Thon Eiendomsselskap ASA	568,825	0.1
56,741		Outfront Media, Inc.	1,411,149	0.2
222,400		Safestore Holdings PLC	959,306	0.1
72,400		STORE Capital Corp.	1,789,004	0.2
203,000		TAI Cheung Holdings Ltd.	178,280	0.0
3,000		Urban Edge Properties	82,530	0.0
27,100		Ventas, Inc.	1,694,292	0.2

228,600		VEREIT, Inc.	1,933,956	0.2
25,300		Welltower, Inc.	1,693,329	0.2
263,800		Wing Tai Holdings Ltd.	288,941	0.1
			31,011,289	3.7

		Utilities: 0.7%
55,300		Avangrid, Inc.	2,094,764	0.2
38,900	@	Calpine Corp.	444,627	0.1
50,818	@	Dynegy, Inc.	429,920	0.0
62,500		Exelon Corp.	2,218,125	0.3
35,000		OGE Energy Corp.	1,170,750	0.1
			6,358,186	0.7

		Total Common Stock
		(Cost $752,550,743)	845,704,790	99.6

PREFERRED STOCK: 0.1%
		Financials: 0.1%
49,856	@,P	GMAC Capital Trust I	1,266,342	0.1

		Total Preferred Stock
		(Cost $1,030,152)	1,266,342	0.1

		Total Long-Term Investments
		(Cost $753,580,895)	846,971,132	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateralcc: 2.8%
1,166,702	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,166,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,190,104, due 12/31/17-10/20/46)	1,166,702	0.1
5,543,463	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,543,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,654,332, due 01/25/17-10/20/66)	5,543,463	0.7

VY® FMR® Diversified Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

5,543,463	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $5,543,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,654,332, due 03/02/17-02/01/49)	5,543,463	0.7
5,543,463	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $5,543,767, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,654,333, due 01/15/17-08/20/66)	5,543,463	0.6
5,543,463	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $5,543,858, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,684,317, due 04/15/18-02/15/46)	5,543,463	0.7
		23,340,554	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
3,540,606	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $3,540,606)	3,540,606	0.4

	Total Short-Term Investments
	(Cost $26,881,160)	26,881,160	3.2

	Total Investments in Securities (Cost $780,462,055)	$873,852,292	102.9
	Liabilities in Excess of Other Assets	(24,665,500)	(2.9)
	Net Assets	$849,186,792	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $786,979,035.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$139,047,347
Gross Unrealized Depreciation	(52,174,090)
Net Unrealized Appreciation	$86,873,257

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 7.7%
198,813		Carnival Corp.	10,350,205	1.8
29,084		CBS Corp. - Class B	1,850,324	0.3
17,955	@	Charter Communications, Inc.	5,169,604	0.9
121,490		Comcast Corp. – Class A	8,388,884	1.4
191,594		General Motors Co.	6,675,135	1.1
983,247		Kingfisher PLC	4,236,236	0.7
102,622	@	Michael Kors Holdings Ltd.	4,410,694	0.7
49,478		Time Warner, Inc.	4,776,111	0.8
			45,857,193	7.7

		Consumer Staples: 4.0%
141,085		Mondelez International, Inc.	6,254,298	1.0
62,219		Philip Morris International, Inc.	5,692,416	1.0
141,801		Walgreens Boots Alliance, Inc.	11,735,451	2.0
			23,682,165	4.0

		Energy: 14.3%
248,881		Apache Corp.	15,796,477	2.7
203,559		Baker Hughes, Inc.	13,225,228	2.2
347,150		Canadian Natural Resources Ltd.	11,063,604	1.9
278,430		Devon Energy Corp.	12,715,898	2.1
61,404		Exxon Mobil Corp.	5,542,325	0.9
88,981		Occidental Petroleum Corp.	6,338,117	1.1
473,263		Royal Dutch Shell PLC - Class A	13,063,812	2.2
139,374		Total S.A.	7,148,809	1.2
			84,894,270	14.3

		Financials: 32.9%
62,771		Aon PLC	7,000,850	1.2
1,047,006		Bank of America Corp.	23,138,833	3.9
83,629		BB&T Corp.	3,932,236	0.7
169,791		Charles Schwab Corp.	6,701,651	1.1
478,552		Citigroup, Inc.	28,440,345	4.8
399,193		Citizens Financial Group, Inc.	14,223,247	2.4
20,438		CME Group, Inc.	2,357,523	0.4
110,100		Comerica, Inc.	7,498,911	1.3
380,321		Fifth Third Bancorp	10,257,257	1.7
276,088		First Horizon National Corp.	5,524,521	0.9
32,842		Goldman Sachs Group, Inc.	7,864,017	1.3
284,526		JPMorgan Chase & Co.	24,551,748	4.2
64,285		Marsh & McLennan Cos., Inc.	4,345,023	0.7
407,574		Morgan Stanley	17,220,001	2.9
81,131		Northern Trust Corp.	7,224,715	1.2
95,885		PNC Financial Services Group, Inc.	11,214,710	1.9
112,555		State Street Corp.	8,747,775	1.5

39,981		Willis Towers Watson PLC	4,888,877	0.8
			195,132,240	32.9

		Health Care: 10.7%
36,611		Amgen, Inc.	5,352,894	0.9
30,832		Anthem, Inc.	4,432,717	0.7
121,874		Baxter International, Inc.	5,403,893	0.9
51,509		Eli Lilly & Co.	3,788,487	0.6
54,102	@	Express Scripts Holding Co.	3,721,676	0.6
96,169		Medtronic PLC	6,850,118	1.2
186,463		Merck & Co., Inc.	10,977,077	1.9
92,466		Novartis AG	6,724,451	1.1
327,521		Pfizer, Inc.	10,637,882	1.8
70,564		Sanofi	5,706,190	1.0
			63,595,385	10.7

		Industrials: 7.4%
81,680		Caterpillar, Inc.	7,575,003	1.3
201,132		CSX Corp.	7,226,673	1.2
47,365		General Dynamics Corp.	8,178,041	1.4
314,382		General Electric Co.	9,934,471	1.6
79,524		Ingersoll-Rand PLC - Class A	5,967,481	1.0
126,882		Johnson Controls International plc	5,226,270	0.9
			44,107,939	7.4

		Information Technology: 12.4%
182,072		Applied Materials, Inc.	5,875,463	1.0
303,499		Cisco Systems, Inc.	9,171,740	1.6
49,570	@	Citrix Systems, Inc.	4,427,097	0.8
53,396	@	Cognizant Technology Solutions Corp.	2,991,778	0.5
233,551	@	eBay, Inc.	6,934,129	1.2
182,818		Intel Corp.	6,630,809	1.1
275,237		Juniper Networks, Inc.	7,778,197	1.3
94,041		Microsoft Corp.	5,843,708	1.0
249,996		Oracle Corp.	9,612,346	1.6
123,425	@	PayPal Holdings, Inc.	4,871,585	0.8
138,664		Qualcomm, Inc.	9,040,893	1.5
			73,177,745	12.4

		Materials: 2.8%
40,902	L	Agrium, Inc.	4,112,696	0.7
242,257		BHP Billiton Ltd.	4,340,002	0.7
279,674		Mosaic Co.	8,202,839	1.4
			16,655,537	2.8

		Telecommunication Services: 1.7%
87,351		Orange SA	1,324,593	0.2
88,879		Verizon Communications, Inc.	4,744,361	0.8
155,736		Vodafone Group PLC ADR	3,804,630	0.7
			9,873,584	1.7

		Utilities: 1.3%
89,376		FirstEnergy Corp.	2,767,975	0.5
83,572		PG&E Corp.	5,078,670	0.8
			7,846,645	1.3

	Total Common Stock
	(Cost $425,438,272)		564,822,703	95.2

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.5%
	Securities Lending Collateralcc: 0.7%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,000,056, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,020,058, due 12/31/17-10/20/46)	1,000,000	0.2
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.2
74,152	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $74,156, collateralized by various U.S. Government Securities, 0.125%-1.750%, Market Value plus accrued interest $75,635, due 04/15/20-01/15/28)	74,152	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.1

1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17-08/20/66)	1,000,000	0.2
		4,074,152	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.8%
40,145,951	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $40,145,951)	40,145,951	6.8

	Total Short-Term Investments
	(Cost $44,220,103)	44,220,103	7.5

	Total Investments in Securities (Cost $469,658,375)	$609,042,806	102.7
	Liabilities in Excess of Other Assets	(16,039,980)	(2.7)
	Net Assets	$593,002,826	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $472,360,857.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$151,086,330
Gross Unrealized Depreciation	(14,404,381)
Net Unrealized Appreciation	$136,681,949

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Argentina: 0.7%
20,780		Mercadolibre, Inc.	3,244,589	0.7

		Australia: 0.9%
815,446		Oil Search Ltd.	4,196,919	0.9

		Brazil: 8.8%
944,765		Ambev SA ADR	4,638,796	1.0
702,010		BB Seguridade Participacoes SA	6,104,060	1.3
835,200		CCR SA	4,095,552	0.9
545,156		Cielo SA	4,671,521	1.0
702,200		Kroton Educacional SA	2,875,941	0.6
1,009,120		Lojas Renner SA	7,183,860	1.5
318,000		Marcopolo SA	210,065	0.0
139,820		Raia Drogasil SA	2,628,687	0.6
326,000		Ultrapar Participacoes SA	6,856,147	1.4
530,386		Weg S.A.	2,525,880	0.5
			41,790,509	8.8

		China: 18.0%
492,500		AAC Technologies Holdings, Inc.	4,457,989	0.9
147,010	@	Alibaba Group Holding Ltd. ADR	12,908,948	2.7
33,180	@	Baidu, Inc. ADR	5,455,124	1.2
1,657,362		Chongqing Changan Automobile Co. Ltd.	2,367,648	0.5
1,056,000		CNOOC Ltd.	1,312,328	0.3
609,392	@	Hangzhou Robam Appliances Co. Ltd.	3,232,764	0.7
322,490	@,L	JD.com, Inc. ADR	8,204,146	1.7
1,264,000		Ping An Insurance Group Co. of China Ltd.	6,279,658	1.3
776,000		Shenzhou International Group Holdings Ltd.	4,892,430	1.0
1,180,000		Tencent Holdings Ltd.	28,611,595	6.0
354,027	@	Vipshop Holdings Ltd. ADR	3,897,837	0.8
163,570	@	Yum China Holdings, Inc.	4,272,448	0.9
			85,892,915	18.0

		Egypt: 0.6%
838,680		Commercial International Bank Egypt SAE REG GDR	3,061,182	0.6

		Hong Kong: 4.7%
3,238,200		AIA Group Ltd.	18,139,882	3.8
82,100		Jardine Matheson Holdings Ltd.	4,554,087	0.9
			22,693,969	4.7

		India: 19.6%
318,030		Asian Paints Ltd.	4,171,757	0.9
262,780		HDFC Bank Ltd. ADR	15,945,490	3.3
144,600		HDFC Bank Ltd. - Foreign Premium	2,819,881	0.6
786,105		Housing Development Finance Corp.	14,579,034	3.1

293,028		IndusInd Bank Ltd.	4,770,307	1.0
467,096		Infosys Ltd. ADR	6,927,034	1.5
2,541,730		ITC Ltd.	9,028,292	1.9
382,510		Kotak Mahindra Bank Ltd.	4,047,506	0.9
309,260		Lupin Ltd.	6,758,542	1.4
413,366		Tata Consultancy Services Ltd.	14,379,327	3.0
130,973		Tata Motors Ltd. ADR	4,504,162	0.9
113,441		Ultratech Cement Ltd.	5,419,122	1.1
			93,350,454	19.6

		Indonesia: 3.3%
10,346,800		Astra International Tbk PT	6,326,772	1.3
5,150,300		Bank Central Asia Tbk PT	5,909,038	1.2
4,143,100		Bank Rakyat Indonesia	3,578,457	0.8
			15,814,267	3.3

		Macau: 1.5%
1,702,400		Sands China Ltd.	7,344,450	1.5

		Mexico: 1.0%
650,690		Infraestructura Energetica Nova SAB de CV	2,834,457	0.6
222,660		Promotora y Operadora de Infraestructura SAB de CV	1,858,217	0.4
			4,692,674	1.0

		Panama: 1.2%
61,600	L	Copa Holdings S.A.	5,595,128	1.2

		Peru: 1.3%
40,550		Credicorp Ltd.	6,401,223	1.3

		Russia: 6.9%
81,990		Lukoil PJSC ADR	4,601,279	1.0
42,890	@	Magnit OAO	7,689,156	1.6
84,620		Magnit PJSC GDR	3,724,879	0.8
5,938,796	@	Sberbank	16,761,713	3.5
			32,777,027	6.9

		Saudi Arabia: 0.7%
173,016	@,Z	Almarai Co.	3,158,448	0.7

		South Africa: 13.8%
282,050		Aspen Pharmacare Holdings Ltd.	5,810,446	1.2
765,368		Bid Corp. Ltd.	13,565,425	2.8
667,683		Bidvest Group Ltd.	8,791,625	1.8
42,111	L	Capitec Bank Holdings Ltd.	2,125,384	0.4
1,457,250		FirstRand Ltd.	5,623,254	1.2
290,710		Mr Price Group Ltd.	3,371,993	0.7
455,740	L	Remgro Ltd.	7,394,837	1.6
1,568,761		Sanlam Ltd.	7,175,877	1.5
419,059		Shoprite Holdings Ltd.	5,237,493	1.1
1,345,900		Woolworths Holdings Ltd./South Africa	6,963,758	1.5
			66,060,092	13.8

		South Korea: 2.9%
29,897		Hyundai Motor Co.	3,606,700	0.8

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

6,811	Samsung Electronics Co., Ltd.	10,136,901	2.1
		13,743,601	2.9

	Taiwan: 8.6%
914,501	Delta Electronics, Inc.	4,495,806	0.9
301,000	Eclat Textile Co. Ltd.	3,134,056	0.7
42,000	Largan Precision Co. Ltd.	4,895,579	1.0
1,097,000	President Chain Store Corp.	7,841,613	1.6
1,241,223	Taiwan Semiconductor Manufacturing Co., Ltd.	6,952,408	1.5
471,091	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,543,866	2.9
		40,863,328	8.6

	Thailand: 0.8%
753,600	Kasikornbank PCL	3,721,959	0.8

	Turkey: 0.4%
216,750	Ford Otomotiv Sanayi A/S	1,877,905	0.4

	United States: 1.8%
57,000	@ EPAM Systems, Inc.	3,665,670	0.8
86,470	@ Luxoft Holding, Inc.	4,859,614	1.0
		8,525,284	1.8

	Total Common Stock
	(Cost $423,126,868)	464,805,923	97.5

PREFERRED STOCK: 2.0%
	Brazil: 2.0%
817,555	Itau Unibanco Holding S.A.	8,502,853	1.8
1,094,110	Marcopolo SA	921,087	0.2

	Total Preferred Stock
	(Cost $11,614,868)	9,423,940	2.0

	Total Long-Term Investments
	(Cost $434,741,736)	474,229,863	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 2.0%
2,274,911	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,275,038, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,320,541, due 12/31/17-10/20/46)	2,274,911	0.5

2,274,911	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,275,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,320,409, due 01/25/17-10/20/66)	2,274,911	0.4
2,274,911	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,275,041, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,320,409, due 03/02/17-02/01/49)	2,274,911	0.5
478,820	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $478,846, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $488,396, due 10/31/18-11/30/22)	478,820	0.1
2,274,911	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,275,036, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,320,409, due 01/15/17-08/20/66)	2,274,911	0.5
		9,578,464	2.0

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.3%
1,537,355	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $1,537,355)	1,537,355	0.3

	Total Short-Term Investments
	(Cost $11,115,819)	11,115,819	2.3

	Total Investments in Securities (Cost $445,857,555)	$485,345,682	101.8
	Liabilities in Excess of Other Assets	(8,761,882)	(1.8)
	Net Assets	$476,583,800	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $446,619,327.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$77,777,984
Gross Unrealized Depreciation	(39,051,629)
Net Unrealized Appreciation	$38,726,355

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 63.4%
		Consumer Discretionary: 8.0%
558,629	@	Adient plc	32,735,660	0.5
128,482	@	Amazon.com, Inc.	96,344,797	1.6
1,093,900		Aramark	39,074,108	0.6
73,906	@	Autozone, Inc.	58,370,220	1.0
226,700		Comcast Corp. – Class A	15,653,635	0.3
249,127		Home Depot, Inc.	33,402,948	0.6
1,019,396	@	Liberty Global PLC - Class C	30,276,061	0.5
620,300		Lowe's Cos, Inc.	44,115,736	0.7
319,825	@	O'Reilly Automotive, Inc.	89,042,478	1.5
676,930		Yum! Brands, Inc.	42,869,977	0.7
			481,885,620	8.0

		Consumer Staples: 11.1%
1,727,481		Altria Group, Inc.	116,812,265	1.9
408,400		CVS Health Corp.	32,226,844	0.5
506,923		Dr Pepper Snapple Group, Inc.	45,962,708	0.8
616,272		Kraft Heinz Co.	53,812,871	0.9
1,711,579		Mondelez International, Inc.	75,874,297	1.3
513,368		PepsiCo, Inc.	53,713,694	0.9
1,349,100		Philip Morris International, Inc.	123,429,159	2.1
587,865		Reckitt Benckiser Group PLC	49,797,158	0.8
380,960		Tyson Foods, Inc.	23,497,613	0.4
1,107,288		Walgreens Boots Alliance, Inc.	91,639,155	1.5
			666,765,764	11.1

		Energy: 1.4%
1,424,900		Canadian Natural Resources Ltd.	45,425,812	0.7
806,296		Total S.A.	41,356,752	0.7
			86,782,564	1.4

		Financials: 7.7%
2,571,592		Bank of New York Mellon Corp.	121,842,029	2.0
186,800		Hartford Financial Services Group, Inc.	8,901,020	0.1
217,438		Julius Baer Group Ltd.	9,632,879	0.2
2,224,400		Marsh & McLennan Cos., Inc.	150,347,196	2.5
187,000		PNC Financial Services Group, Inc.	21,871,520	0.4
417,949		State Street Corp.	32,482,996	0.5
1,087,600		Wells Fargo & Co.	59,937,636	1.0
489,124		Willis Towers Watson PLC	59,810,083	1.0
			464,825,359	7.7

		Health Care: 15.5%
3,247,600		Abbott Laboratories	124,740,316	2.1
621,983		Aetna, Inc.	77,132,112	1.3
269,600		Anthem, Inc.	38,760,392	0.6
541,661		Becton Dickinson & Co.	89,671,979	1.5

101,775	@	Biogen, Inc.	28,861,354	0.5
394,645		Bristol-Myers Squibb Co.	23,063,054	0.4
510,000		Cigna Corp.	68,028,900	1.1
1,390,372		Danaher Corp.	108,226,556	1.8
83,050		Humana, Inc.	16,944,691	0.3
1,475,265		PerkinElmer, Inc.	76,935,070	1.3
627,013		Thermo Fisher Scientific, Inc.	88,471,534	1.4
668,124		UnitedHealth Group, Inc.	106,926,565	1.8
1,641,858		Zoetis, Inc.	87,888,659	1.4
			935,651,182	15.5

		Industrials: 3.7%
140,300		Boeing Co.	21,841,904	0.4
688,808		Fortive Corp.	36,940,773	0.6
10,602		Hubbell, Inc.	1,237,253	0.0
34,400		IDEX Corp.	3,098,064	0.0
618,242	@	IHS Markit Ltd.	21,891,949	0.4
976,092		Johnson Controls International plc	40,205,230	0.7
658,393		Pentair PLC	36,916,096	0.6
486,933		Relx PLC	8,677,446	0.1
252,084		Roper Technologies, Inc.	46,151,539	0.8
199,073	@	Sensata Technologies Holdings N.V.	7,753,893	0.1
			224,714,147	3.7

		Information Technology: 12.0%
20,100	@	Alphabet, Inc. - Class A	15,928,245	0.3
180,782	@	Alphabet, Inc. - Class C	139,531,163	2.3
597,100		Apple, Inc.	69,156,122	1.1
198,400		Fidelity National Information Services, Inc.	15,006,976	0.2
1,204,230	@	Fiserv, Inc.	127,985,564	2.1
106,230	@	FleetCor Technologies, Inc.	15,033,670	0.3
198,998		Intuit, Inc.	22,807,161	0.4
408,348		Mastercard, Inc.	42,161,931	0.7
2,786,800		Microsoft Corp.	173,171,752	2.9
145,923		Texas Instruments, Inc.	10,648,001	0.2
1,158,900		Visa, Inc. - Class A	90,417,378	1.5
			721,847,963	12.0

		Materials: 0.4%
312,796		LyondellBasell Industries NV - Class A	26,831,641	0.4

		Real Estate: 0.4%
244,500		American Tower Corp.	25,838,760	0.4

		Telecommunication Services: 0.5%
269,462	@	SBA Communications Corp.	27,824,646	0.5

		Utilities: 2.7%
295,500		DTE Energy Co.	29,109,705	0.5
2,163,852		PG&E Corp.	131,497,286	2.2
			160,606,991	2.7

	Total Common Stock
	(Cost $3,375,202,969)		3,823,574,637	63.4

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

PREFERRED STOCK: 2.4%
		Financials: 0.6%
250,000	@,P	Charles Schwab Corp. - Series C	6,317,500	0.1
23,000	@,P	Charles Schwab Corp. - Series D	574,770	0.0
165,000	@,P	State Street Corp. - Series E	4,174,500	0.1
90,000	@,P	State Street Corp. - Series G	2,251,800	0.0
205,000	@,P	US Bancorp - Series F	5,168,050	0.1
166,000	@,P	US Bancorp - Series G	4,696,140	0.1
11,000	@	Wells Fargo & Co.	13,090,000	0.2
			36,272,760	0.6

		Real Estate: 0.6%
304,265	@	American Tower Corp.	31,605,527	0.6

		Utilities: 1.2%
471,684	@	DTE Energy Co.	24,999,252	0.4
353,287	@	NextEra Energy, Inc.	17,303,997	0.3
189,375	@,P	SCE Trust I	4,416,225	0.1
29,790	@,L,P	SCE Trust II	660,147	0.0
324,305	@,P	SCE Trust III	8,260,048	0.1
540,000	@,L,P	SCE Trust IV	13,327,200	0.2
175,000	@,P	SCE Trust V	4,420,500	0.1
			73,387,369	1.2

	Total Preferred Stock
	(Cost $138,626,995)		141,265,656	2.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 23.7%
		Basic Materials: 0.1%
6,130,000		Cytec Industries, Inc., 3.950%, 05/01/25	5,805,055	0.1

		Cable & Satellite Television: 0.5%
29,850,000		UPC Financing Partnership, 4.080%, 08/31/24	30,189,544	0.5

		Communications: 4.5%
2,122,000	#	Altice US Finance I Corp., 5.375%, 07/15/23	2,209,532	0.0
7,190,000		Amazon.com, Inc., 2.600%, 12/05/19	7,333,081	0.1
9,075,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	9,347,250	0.2
2,162,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	2,232,265	0.0
3,546,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	3,654,174	0.1
12,975,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	13,461,562	0.2

7,425,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/24	7,777,688	0.1
6,575,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	6,887,313	0.1
4,600,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	4,922,000	0.1
15,500,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.625%, 01/31/22	16,081,250	0.3
10,250,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 09/15/20	10,583,125	0.2
4,414,875		Charter Communications Operating LLC Term Loan E, 3.020%, 07/01/20	4,437,254	0.1
3,917,124		Charter Communications Operating LLC Term Loan F, 3.020%, 01/03/21	3,935,076	0.1
2,725,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	2,780,465	0.0
1,525,000		DISH DBS Corp., 4.250%, 04/01/18	1,567,502	0.0
30,319,466		Intelsat Jackson Holdings SA - TL B2, 3.750%, 06/30/19	29,404,454	0.5
2,500,000		Lamar Media Corp., 5.875%, 02/01/22	2,581,250	0.0
6,600,000		Level 3 Financing, Inc., 5.375%, 08/15/22	6,831,000	0.1
5,600,000		Level 3 Financing, Inc., 5.625%, 02/01/23	5,754,000	0.1
3,000,000	#	Netflix, Inc., 4.375%, 11/15/26	2,913,750	0.1
5,250,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	5,478,113	0.1
5,225,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	5,473,188	0.1
9,100,000		Time Warner Cable LLC, 6.750%, 07/01/18	9,717,289	0.2
1,400,000		T-Mobile USA, Inc., 5.250%, 09/01/18	1,422,750	0.0
20,225,000		T-Mobile USA, Inc., 6.542%, 04/28/20	20,857,031	0.3
8,825,000		T-Mobile USA, Inc., 6.625%, 11/15/20	9,034,594	0.2
11,550,000	#	Unitymedia GmbH, 6.125%, 01/15/25	11,925,375	0.2

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

	21,050,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	21,997,250	0.4
EUR	8,800,000	#	UPC Holding BV, 6.375%, 09/15/22	9,888,629	0.2
	7,500,000	#	Virgin Media Finance PLC, 6.000%, 10/15/24	7,753,125	0.1
	6,200,000	#	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	6,145,750	0.1
GBP	2,227,500	#	Virgin Media Secured Finance PLC, 6.000%, 04/15/21	2,870,093	0.0
	14,500,000	#	Ziggo Secured Finance BV, 5.500%, 01/15/27	14,170,850	0.2
				271,428,028	4.5

			Consumer, Cyclical: 4.5%
	7,169,000		AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	7,558,814	0.1
	665,000		AutoZone, Inc., 1.625%, 04/21/19	659,136	0.0
	2,895,000		AutoZone, Inc., 2.500%, 04/15/21	2,862,886	0.0
	10,375,000		Cedar Fair L.P. / Canadas Wonderland Co. / Magnum Management Corp., 5.250%, 03/15/21	10,717,458	0.2
	3,224,026		Continental Airlines, Inc., 4.150%, 10/11/25	3,316,717	0.1
	667,850		Continental Airlines, Inc., 6.250%, 10/11/21	693,729	0.0
	1,333,168		Continental Airlines, Inc., 7.250%, 11/10/19	1,491,481	0.0
	926,026		Delta Air Lines, 5.300%, 10/15/20	978,115	0.0
	937,319		Delta Air Lines, 7.750%, 06/17/21	1,039,252	0.0
	12,775,000		Dollar Tree, Inc., 5.750%, 03/01/23	13,590,300	0.2
	525,000		Dollar Tree, Inc. - TL B2 1L, 4.250%, 07/06/22	530,906	0.0
	12,600,000		Ford Motor Credit Co. LLC, 1.516%, 12/06/17	12,588,080	0.2
	3,855,000		Ford Motor Credit Co. LLC, 2.145%, 01/09/18	3,861,122	0.1
	8,650,000		Ford Motor Credit Co. LLC, 2.375%, 03/12/19	8,646,185	0.1
	10,350,000		Ford Motor Credit Co. LLC, 2.597%, 11/04/19	10,336,638	0.2
	3,750,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	3,897,517	0.1
	668,233		Hilton Worldwide Finance LLC - TL B 1L, 3.500%, 10/25/20	674,637	0.0
	10,050,000		Hilton Worldwide Holdings, Inc., 5.625%, 10/15/21	10,382,313	0.2
	9,085,406		Hilton Worldwide Finance LLC - TL B2 1L, 3.256%, 10/25/23	9,201,409	0.2

670,588		Kasima LLC - Term Loan B, 3.500%, 05/17/21	675,618	0.0
6,800,000		Levi Strauss & Co., 6.875%, 05/01/22	7,140,000	0.1
15,325,000		L Brands, Inc., 6.625%, 04/01/21	17,278,938	0.3
3,250,000		L Brands, Inc., 7.000%, 05/01/20	3,672,500	0.1
8,250,000		L Brands, Inc., 8.500%, 06/15/19	9,528,750	0.2
870,000		McDonald's Corp., 2.100%, 12/07/18	875,397	0.0
4,153,762		Restaurant Brands 1st Lien Term Loan B1, 3.750%, 12/10/21	4,194,436	0.1
13,525,000		Rite Aid Corp., 6.750%, 06/15/21	14,216,898	0.2
19,075,000		Rite Aid Corp., 9.250%, 03/15/20	19,814,156	0.3
25,101,000	#	Six Flags Entertainment Corp., 5.250%, 01/15/21	25,672,048	0.4
3,275,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	3,397,813	0.1
2,699,013		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	2,999,279	0.1
319,791		US Airways 2010-1 Class B Pass Through Trust, 8.500%, 10/22/18	327,386	0.0
493,150		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26	523,355	0.0
789,706		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	859,792	0.0
2,865,423		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/27	2,940,927	0.0
896,519		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	951,431	0.0
4,680,000		Walgreens Boots Alliance, Inc., 1.750%, 05/30/18	4,685,583	0.1
19,301,625		Yum! Brands, Inc. - TL B 1L, 3.486%, 06/16/23	19,581,402	0.3
16,850,000	L	Yum! Brands, Inc., 3.750%, 11/01/21	17,123,813	0.3
5,150,000	L	Yum! Brands, Inc., 3.875%, 11/01/20	5,278,750	0.1
2,975,000	L	Yum! Brands, Inc., 3.875%, 11/01/23	2,859,719	0.0
450,000		Yum! Brands, Inc., 5.300%, 09/15/19	477,563	0.0
3,700,000		Yum! Brands, Inc., 6.250%, 03/15/18	3,875,750	0.1
			271,977,999	4.5

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

		Consumer, Non-cyclical: 5.1%
5,025,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	5,033,638	0.1
2,925,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	2,941,187	0.1
6,410,000		Anheuser-Busch InBev Finance, Inc., 2.146%, 02/01/21	6,526,540	0.1
5,460,000		B&G Foods, Inc., 4.625%, 06/01/21	5,596,500	0.1
3,315,000		Becton Dickinson & Co., 2.675%, 12/15/19	3,364,115	0.1
6,800,000		Centene Corp., 4.750%, 01/15/25	6,655,500	0.1
5,600,000		Centene Corp., 4.750%, 05/15/22	5,684,000	0.1
12,009,000		Centene Corp., 5.625%, 02/15/21	12,656,285	0.2
11,100,000		Centene Corp., 6.125%, 02/15/24	11,724,375	0.2
9,725,000		Chobani LLC - TL B 1L, 5.250%, 10/09/23	9,822,250	0.2
12,811,537		DaVita HealthCare Partners, Inc. Term Loan B, 3.520%, 06/24/21	12,961,009	0.2
40,941,000		DaVita, Inc., 5.750%, 08/15/22	42,936,874	0.7
9,500,128		Jacobs Douwe Egberts Term Loan B 1L, 3.500%, 07/02/22	9,556,540	0.2
EUR 563,421		Jacobs Douwe Egberts Term Loan B 1L, 3.000%, 07/02/22	601,413	0.0
3,920,000		Ecolab, Inc., 2.000%, 01/14/19	3,924,096	0.1
3,735,000		Eli Lilly & Co., 1.250%, 03/01/18	3,736,050	0.1
14,793,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	15,810,019	0.3
7,975,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	8,772,500	0.1
1,297,000	#	Fresenius Medical Care US Finance, Inc., 5.750%, 02/15/21	1,407,245	0.0
4,975,000		Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	5,174,000	0.1
3,000,000		HCA, Inc., 3.750%, 03/15/19	3,090,000	0.1
4,650,000		HCA, Inc., 4.250%, 10/15/19	4,847,625	0.1
27,825,000		HCA, Inc., 6.500%, 02/15/20	30,510,112	0.5
17,100,000		HCA, Inc., 8.000%, 10/01/18	18,681,750	0.3
6,525,000	#	Hologic, Inc., 5.250%, 07/15/22	6,892,031	0.1
7,695,000	#	IHS Markit Ltd., 5.000%, 11/01/22	8,022,037	0.1
2,190,000		Johnson & Johnson, 1.125%, 11/21/17	2,192,275	0.0
2,315,000		Kroger Co., 2.000%, 01/15/19	2,320,929	0.0

7,945,000		Medtronic, Inc., 1.500%, 03/15/18	7,945,493	0.1
4,860,000		Medtronic, Inc., 2.500%, 03/15/20	4,913,961	0.1
1,640,000		PepsiCo, Inc., 1.250%, 04/30/18	1,638,581	0.0
15,000,000		Pfizer, Inc., 1.200%, 06/01/18	14,961,540	0.2
8,210,805		Pinnacle Foods Finance LLC - TL G 1L, 3.387%, 04/29/20	8,289,982	0.1
7,280,438		Pinnacle Foods Finance LLC - TL H 1L, 3.250%, 04/29/20	7,341,870	0.1
1,125,000		Service Corp. International/US, 5.375%, 05/15/24	1,178,437	0.0
3,825,000		Spectrum Brands, Inc., 6.625%, 11/15/22	4,083,188	0.1
1,850,000		Teleflex, Inc., 4.875%, 06/01/26	1,836,125	0.0
1,025,000	#	TreeHouse Foods, Inc., 6.000%, 02/15/24	1,078,813	0.0
4,525,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	4,652,266	0.1
			309,361,151	5.1

		Electronics/Electrical: 0.0%
1,965,125		Avago Technologies Cayman Ltd., 3.704%, 02/01/23	1,995,217	0.0

		Energy: 2.9%
1,935,000		Canadian Natural Resources Ltd., 1.750%, 01/15/18	1,930,602	0.0
8,925,000		Chevron Corp., 1.365%, 03/02/18	8,916,646	0.2
11,150,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	11,537,462	0.2
7,812,000		Concho Resources, Inc., 5.500%, 10/01/22	8,134,245	0.1
23,250,000		Concho Resources, Inc., 5.500%, 04/01/23	24,210,225	0.4
2,250,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	2,216,250	0.0
275,000		Enbridge Energy Partners L.P., 6.500%, 04/15/18	289,427	0.0
3,645,000		EQT Corp., 8.125%, 06/01/19	4,101,751	0.1
3,745,000		Equitable Resources, Inc., 6.500%, 04/01/18	3,943,616	0.1
5,450,000		Matador Resources Co., 6.875%, 04/15/23	5,749,750	0.1
26,014,000		MPLX L.P., 4.500%, 07/15/23	26,429,886	0.4
3,050,000		MPLX L.P., 4.875%, 12/01/24	3,141,912	0.1
20,320,000		MPLX L.P., 5.500%, 02/15/23	21,140,928	0.4
1,145,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,148,298	0.0
6,750,000		Range Resources Corp., 4.875%, 05/15/25	6,572,812	0.1

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

12,700,000	#	Range Resources Corp., 5.000%, 03/15/23	12,604,750	0.2
4,975,000	#	Range Resources Corp., 5.000%, 08/15/22	4,968,781	0.1
10,335,000		Shell International Finance BV, 1.352%, 05/11/20	10,346,741	0.2
6,675,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	6,416,344	0.1
7,275,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	7,384,125	0.1
2,400,000		Targe Resources Partners, 4.125%, 11/15/19	2,442,000	0.0
			173,626,551	2.9

		Financial: 3.2%
6,135,000		American Tower Corp., 3.300%, 02/15/21	6,205,718	0.1
6,150,000		Bank of New York Mellon Corp., 4.625%, 12/29/49	5,656,893	0.1
8,750,000		Bank of New York Mellon Corp., 4.950%, 06/20/20	8,804,687	0.1
1,800,000		CBRE Services, Inc., 5.000%, 03/15/23	1,856,986	0.0
14,832,000		Crown Castle International Corp., 4.875%, 04/15/22	15,830,194	0.3
24,600,000		Crown Castle International Corp., 5.250%, 01/15/23	26,568,000	0.4
22,371,000	#	Hockey Merger Sub 2, Inc., 7.875%, 10/01/21	23,688,876	0.4
32,868,612		HUB International Ltd., 4.000%, 10/02/20	33,079,168	0.6
4,150,000	#	HUB International Ltd, 9.250%, 02/15/21	4,300,437	0.1
2,275,000	#	Iron Mountain, Inc., 4.375%, 06/01/21	2,331,875	0.0
9,675,000		Iron Mountain, Inc., 5.750%, 08/15/24	9,989,437	0.2
8,825,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	9,332,438	0.2
475,000		Iron Mountain, Inc., 6.000%, 08/15/23	507,062	0.0
15,110,000		JPMorgan Chase & Co., 5.300%, 12/29/49	15,458,437	0.3
2,170,000		Marsh & McLennan Cos, Inc., 2.350%, 03/06/20	2,172,370	0.0
1,115,000		Marsh & McLennan Cos, Inc., 3.300%, 03/14/23	1,133,560	0.0
12,295,000		PNC Financial Services Group, Inc./The, 5.000%, 12/29/49	11,895,413	0.2
175,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	187,517	0.0

6,640,000		State Street Corp., 5.250%, 12/29/49	6,822,600	0.1
4,200,000		Trinity Acquisition PLC, 4.400%, 03/15/26	4,253,571	0.1
			190,075,239	3.2

		Industrial: 1.4%
2,190,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	2,198,769	0.0
3,600,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	3,591,655	0.1
9,950,000		CNH Industrial Capital LLC, 3.625%, 04/15/18	10,124,125	0.2
3,525,000		CNH Industrial Capital LLC, 3.875%, 07/16/18	3,591,094	0.1
1,765,000		Harris Corp., 1.999%, 04/27/18	1,766,394	0.0
1,500,000		Lennox International, Inc., 3.000%, 11/15/23	1,456,863	0.0
8,525,000		Manitowoc Foodservice, Inc., 5.750%, 03/04/23	8,684,844	0.1
775,000		Manitowoc Foodservice, Inc., 9.500%, 02/15/24	897,063	0.0
1,250,000	#	Moog, Inc., 5.250%, 12/01/22	1,281,250	0.0
17,125,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	17,681,563	0.3
1,247,661		Reynolds Group Issuer, Inc., 6.875%, 02/15/21	1,283,845	0.0
15,600,000		SBA Communications Corp., 4.875%, 07/15/22	15,873,000	0.3
16,000,000	#	SBA Communications Corp., 4.875%, 09/01/24	15,840,000	0.3
1,185,000		Xylem, Inc./NY, 3.250%, 11/01/26	1,151,340	0.0
850,000		Xylem, Inc./NY, 4.875%, 10/01/21	917,776	0.0
			86,339,581	1.4

		Technology: 1.1%
6,840,000		Fiserv, Inc., 2.700%, 06/01/20	6,874,590	0.1
3,100,000	#	MSCI, Inc., 5.250%, 11/15/24	3,262,750	0.1
2,735,000	#	MSCI, Inc., 5.750%, 08/15/25	2,912,775	0.1
2,300,328		NXP B.V. 2015 Term Loan B, 3.270%, 12/07/20	2,315,425	0.0
35,133,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	35,747,828	0.6
1,050,000	#	NXP BV / NXP Funding LLC, 4.125%, 06/15/20	1,089,375	0.0
10,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	10,492,562	0.2
			62,695,305	1.1

		Utilities: 0.4%
4,270,000		Berkshire Hathaway Energy Co., 2.400%, 02/01/20	4,282,071	0.1
970,000		CMS Energy Corp., 8.750%, 06/15/19	1,120,248	0.0

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

865,000	+	Dominion Resources, Inc./VA, 2.962%, 07/01/19	875,882	0.0
4,000,000		Southern California Gas Co., 3.200%, 06/15/25	4,069,252	0.1
7,000,000		Southern Co/The, 1.550%, 07/01/18	6,975,402	0.1
3,210,000		Southern Co/The, 1.850%, 07/01/19	3,200,617	0.1
2,445,000		Virginia Electric & Power Co., 3.150%, 01/15/26	2,428,704	0.0
			22,952,176	0.4

	Total Corporate Bonds/Notes
	(Cost $1,414,682,449)		1,426,445,846	23.7

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
2,667,488	#	DB Master Finance LLC 2015-1 A2I, 3.262%, 02/20/45	2,676,984	0.0
6,299,213	#	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	6,337,168	0.1
3,964,813	#	Wendys Funding LLC 2015-1A A2I, 3.371%, 06/15/45	3,969,295	0.1

	Total Asset-Backed Securities
	(Cost $12,931,512)		12,983,447	0.2

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Options on Securities: 0.0%
3,791	@ Bristol-Myers-Squibb Co., Strike @ 60.000, Exp. 01/19/18 Counterparty: Citigroup Global Markets	1,952,365	0.0

	Total Purchased Options
	(Cost $1,021,320)	1,952,365	0.0

	Total Long-Term Investments
	(Cost $4,942,465,245)	5,406,221,951	89.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.7%
	Corporate Bonds/Notes: 1.7%
3,525,000	American Honda Finance Corp., 0.950%, 05/05/17	3,521,785	0.1
1,795,000	Amphenol Corp., 1.550%, 09/15/17	1,797,055	0.0
4,270,000	Becton Dickinson and Co., 1.800%, 12/15/17	4,280,432	0.1
8,420,000	CNH Industrial Capital LLC, 3.250%, 02/01/17	8,441,050	0.1

9,032,000	DISH DBS Corp., 4.625%, 07/15/17	9,156,190	0.2
17,815,000	Ford Motor Credit Co. LLC, 1.461%, 03/27/17	17,818,830	0.3
8,450,000	Ford Motor Credit Co. LLC, 1.471%, 09/08/17	8,453,219	0.1
13,175,000	Ford Motor Credit Co. LLC, 1.627%, 03/27/17	13,185,619	0.2
4,250,000	Ford Motor Credit Co. LLC, 1.724%, 12/06/17	4,247,480	0.1
3,100,000	Ford Motor Credit Co. LLC, 4.250%, 02/03/17	3,106,166	0.0
3,850,000	Ford Motor Credit Co. LLC, 6.625%, 08/15/17	3,967,641	0.1
1,895,000	National Rural Utilities Cooperative Finance Corp., 0.950%, 04/24/17	1,893,588	0.0
74,000	Synovus Financial Corp., 5.125%, 06/15/17	74,684	0.0
3,430,000	Time Warner Cable LLC, 5.850%, 05/01/17	3,478,878	0.1
2,680,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	2,680,697	0.0
18,565,000	Visa, Inc., 1.200%, 12/14/17	18,563,756	0.3
		104,667,070	1.7

	Securities Lending Collateralcc: 0.2%
2,284,806	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,284,934, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,330,635, due 12/31/17-10/20/46)	2,284,806	0.0
2,284,806	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,284,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,330,502, due 01/25/17-10/20/66)	2,284,806	0.0

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

2,284,806	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,284,936, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,330,502, due 03/02/17-02/01/49)	2,284,806	0.1
480,865	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $480,891, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $490,482, due 10/31/18-11/30/22)	480,865	0.0
2,284,806	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,284,931, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,330,502, due 01/15/17-08/20/66)	2,284,806	0.1
		9,620,089	0.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 6.8%
412,681,497	T. Rowe Price Reserve Investment Fund, 0.453%††
	(Cost $412,681,497)	412,681,497	6.8

	Total Short-Term Investments
	(Cost $526,790,251)	526,968,656	8.7

	Total Investments in Securities (Cost $5,469,255,496)	$5,933,190,607	98.4
	Assets in Excess of Other Liabilities	96,148,103	1.6
	Net Assets	$6,029,338,710	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $5,483,765,821.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$487,295,985
Gross Unrealized Depreciation	(37,871,199)
Net Unrealized Appreciation	$449,424,786

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Consumer Discretionary: 8.6%
109,659	@	Adient plc	6,426,017	0.6
142,800		Carnival Corp.	7,434,168	0.7
183,600		Comcast Corp. – Class A	12,677,580	1.2
233,700		Ford Motor Co.	2,834,781	0.3
49,309		General Motors Co.	1,717,926	0.2
163,800		Kohl's Corp.	8,088,444	0.8
187,479		Las Vegas Sands Corp.	10,013,253	0.9
155,700		Macy's, Inc.	5,575,617	0.5
321,700		Mattel, Inc.	8,862,835	0.8
632,100		News Corp - Class A	7,243,866	0.7
59,100		Staples, Inc.	534,855	0.0
14,466		Time Warner, Inc.	1,396,403	0.1
492,400		Twenty-First Century Fox, Inc. - Class B	13,417,900	1.2
57,800		Walt Disney Co.	6,023,916	0.6
			92,247,561	8.6

		Consumer Staples: 5.4%
278,000		Archer-Daniels-Midland Co.	12,690,700	1.2
366,400		Avon Products, Inc.	1,846,656	0.2
263,775		Coty, Inc - Class A	4,829,720	0.4
230,845		Diageo PLC	5,990,430	0.6
16,000		Hershey Co.	1,654,880	0.2
71,800		Kellogg Co.	5,292,378	0.5
116,400		PepsiCo, Inc.	12,178,932	1.1
46,900		Philip Morris International, Inc.	4,290,881	0.4
131,500		Wal-Mart Stores, Inc.	9,089,280	0.8
			57,863,857	5.4

		Energy: 11.0%
167,875		Apache Corp.	10,655,026	1.0
149,700		Canadian Natural Resources Ltd.	4,772,436	0.5
102,990		Chevron Corp.	12,121,923	1.1
47,340		EQT Corp.	3,096,036	0.3
320,224		Exxon Mobil Corp.	28,903,418	2.7
207,300		Hess Corp.	12,912,717	1.2
141,000		Occidental Petroleum Corp.	10,043,430	0.9
285,800		Royal Dutch Shell PLC - Class A ADR	15,541,804	1.5
17,100		Targa Resources Corp.	958,797	0.1
366,700		Total S.A. ADR	18,690,699	1.7
			117,696,286	11.0

		Financials: 24.8%
180,100		American Express Co.	13,341,808	1.2
124,000		Ameriprise Financial, Inc.	13,756,560	1.3
462,119		Bank of America Corp.	10,212,830	0.9
195,300		Bank of New York Mellon Corp.	9,253,314	0.9
15,025		Chubb Ltd.	1,985,103	0.2
264,100		Citigroup, Inc.	15,695,463	1.5
357,700		Fifth Third Bancorp	9,647,169	0.9
433,744		JPMorgan Chase & Co.	37,427,770	3.5
447,400		Keycorp	8,173,998	0.8

376,500		Loews Corp.	17,631,495	1.6
186,600		Marsh & McLennan Cos., Inc.	12,612,294	1.2
334,400		Metlife, Inc.	18,020,816	1.7
520,600		Morgan Stanley	21,995,350	2.0
151,400		Northern Trust Corp.	13,482,170	1.2
81,800		PNC Financial Services Group, Inc.	9,567,328	0.9
1,614,327	@	Royal Bank of Scotland Group PLC	4,460,663	0.4
201,600		State Street Corp.	15,668,352	1.5
104,200		US Bancorp	5,352,754	0.5
347,100		Wells Fargo & Co.	19,128,681	1.8
41,209		Willis Towers Watson PLC	5,039,036	0.5
86,600		XL Group Ltd.	3,226,716	0.3
			265,679,670	24.8

		Health Care: 9.0%
100,864		Anthem, Inc.	14,501,217	1.4
46,500		Becton Dickinson & Co.	7,698,075	0.7
147,200		Bristol-Myers Squibb Co.	8,602,368	0.8
67,000		Gilead Sciences, Inc.	4,797,870	0.4
294,798		GlaxoSmithKline PLC	5,662,663	0.5
159,100		Johnson & Johnson	18,329,911	1.7
85,800		Medtronic PLC	6,111,534	0.6
159,000		Merck & Co., Inc.	9,360,330	0.9
652,576		Pfizer, Inc.	21,195,669	2.0
			96,259,637	9.0

		Industrials: 11.4%
136,700		Boeing Co.	21,281,456	2.0
46,200		Cummins, Inc.	6,314,154	0.6
187,000		Emerson Electric Co.	10,425,250	1.0
113,612		Flowserve Corp.	5,459,057	0.5
658,300		General Electric Co.	20,802,280	1.9
87,800		Illinois Tool Works, Inc.	10,751,988	1.0
422,291		Johnson Controls International plc	17,394,166	1.6
108,500		Pentair PLC	6,083,595	0.6
80,200		Southwest Airlines Co.	3,997,168	0.4
67,000		Union Pacific Corp.	6,946,560	0.7
85,500		United Parcel Service, Inc. - Class B	9,801,720	0.9
22,800		United Technologies Corp.	2,499,336	0.2
			121,756,730	11.4

		Information Technology: 10.4%
134,400		Analog Devices, Inc.	9,760,128	0.9
33,900		Apple, Inc.	3,926,298	0.4
340,700		Applied Materials, Inc.	10,994,389	1.0
54,300		CA, Inc.	1,725,111	0.2
438,000		Cisco Systems, Inc.	13,236,360	1.2
147,700		Harris Corp.	15,134,819	1.4
367,000		Microsoft Corp.	22,805,380	2.1
208,500		Qualcomm, Inc.	13,594,200	1.3
49,900		TE Connectivity Ltd.	3,457,072	0.3
138,900		Texas Instruments, Inc.	10,135,533	1.0
98,700		Western Digital Corp.	6,706,665	0.6
			111,475,955	10.4

		Materials: 4.9%
257,800		CF Industries Holdings, Inc.	8,115,544	0.8

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

219,100	Du Pont E I de Nemours & Co.	16,081,940	1.5
228,593	International Paper Co.	12,129,144	1.1
120,400	Nucor Corp.	7,166,208	0.7
70,400	Vulcan Materials Co.	8,810,560	0.8
		52,303,396	4.9

	Real Estate: 1.9%
100,200	Equity Residential	6,448,872	0.6
243,600	Rayonier, Inc.	6,479,760	0.6
267,651	Weyerhaeuser Co.	8,053,619	0.7
		20,982,251	1.9

		Telecommunication Services: 2.7%
179,410	CenturyLink, Inc.	4,266,370	0.4
362,324	Telefonica S.A.	3,345,117	0.3
349,758	Verizon Communications, Inc.	18,670,082	1.7
1,161,221	Vodafone Group PLC	2,857,642	0.3
		29,139,211	2.7

	Utilities: 6.7%
819,200	AES Corp.	9,519,104	0.9
132,000	Edison International	9,502,680	0.9
9,266	Eversource Energy	511,761	0.1
279,100	Exelon Corp.	9,905,259	0.9
204,837	FirstEnergy Corp.	6,343,802	0.6
8,265	Great Plains Energy, Inc.	226,048	0.0
506,400	NiSource, Inc.	11,211,696	1.0
217,800	PG&E Corp.	13,235,706	1.2
57,800	Southern Co.	2,843,182	0.3
198,900	Xcel Energy, Inc.	8,095,230	0.8
		71,394,468	6.7

	Total Common Stock
	(Cost $789,637,849)	1,036,799,022	96.8

PREFERRED STOCK: 1.0%
	Utilities: 1.0%
34,013	@ DTE Energy Co.	1,802,689	0.2
50,745	@ Great Plains Energy, Inc.	2,567,697	0.2
141,559	@ NextEra Energy, Inc.	6,933,560	0.6

	Total Preferred Stock
	(Cost $11,159,451)	11,303,946	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.2%
		Consumer, Non-cyclical: 0.0%
100,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	86,406	0.0

		Technology: 0.2%
1,575,000	# Western Digital Corp., 10.500%, 04/01/24	1,866,375	0.2

	Total Corporate Bonds/Notes
	(Cost $1,656,287)	1,952,781	0.2

	Total Long-Term Investments
	(Cost $802,453,587)	1,050,055,749	98.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
17,322,425	T. Rowe Price Reserve Investment Fund, 0.453%††
	(Cost $17,322,425)	17,322,425	1.6

	Total Short-Term Investments
	(Cost $17,322,425)	17,322,425	1.6

	Total Investments in Securities (Cost $819,776,012)	$1,067,378,174	99.6
	Assets in Excess of Other Liabilities	4,165,272	0.4
	Net Assets	$1,071,543,446	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $831,595,967.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$271,336,702
Gross Unrealized Depreciation	(35,554,495)
Net Unrealized Appreciation	$235,782,207

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 3.4%
191,920		Amcor Ltd.	2,065,605	1.0
142,054		Brambles Ltd.	1,267,704	0.6
9,332		CSL Ltd.	674,890	0.3
788,232		South32 Ltd.	1,551,680	0.7
69,491		Woodside Petroleum Ltd.	1,556,482	0.8
			7,116,361	3.4

		Belgium: 0.5%
16,872		KBC Group NV	1,042,487	0.5

		Brazil: 1.2%
154,339		BB Seguridade Participacoes SA	1,341,996	0.6
104,800		Tim Participacoes SA ADR	1,236,640	0.6
			2,578,636	1.2

		Canada: 2.2%
23,728		Alimentation Couche-Tard, Inc.	1,075,902	0.5
59,400		Canadian Natural Resources Ltd.	1,893,067	0.9
11,600		Canadian Pacific Railway Ltd.	1,655,008	0.8
			4,623,977	2.2

		China: 4.7%
17,000	@,L	58.com, Inc. ADR	476,000	0.2
14,821	@	Alibaba Group Holding Ltd. ADR	1,301,432	0.6
6,250	@	Baidu, Inc. ADR	1,027,563	0.5
754,000		China Mengniu Diary Co., Ltd.	1,445,760	0.7
584,000		China Overseas Land & Investment Ltd.	1,536,592	0.8
24,700	@	Ctrip.com International Ltd. ADR	988,000	0.5
119,500		Tencent Holdings Ltd.	2,897,530	1.4
			9,672,877	4.7

		Denmark: 0.5%
52,884		GN Store Nord	1,093,659	0.5

		Finland: 1.4%
62,655		Sampo OYJ	2,800,854	1.4

		France: 4.6%
15,644		Air Liquide SA	1,739,599	0.9
36,500		BNP Paribas	2,322,792	1.1
1,134		Dassault Aviation SA	1,265,680	0.6
25,395		Sanofi	2,053,578	1.0
30,727		Schneider Electric SE	2,134,565	1.0
			9,516,214	4.6

		Germany: 6.7%
45,518		Bayer AG	4,742,239	2.3
6,295		Beiersdorf AG	533,238	0.2
12,493		Brenntag AG	692,475	0.3
31,261		Fresenius SE & Co. KGaA	2,438,705	1.2

9,151		Linde AG	1,501,114	0.7
11,191		Merck KGaA	1,165,221	0.6
21,783	#,@	Scout24 AG	776,365	0.4
235,974		Telefonica Deutschland Holding AG	1,008,652	0.5
22,603	L	Wirecard AG	969,841	0.5
			13,827,850	6.7

		Hong Kong: 4.8%
594,600		AIA Group Ltd.	3,330,854	1.6
397,740		CK Hutchison Holdings Ltd.	4,489,872	2.2
37,300		Jardine Matheson Holdings Ltd.	2,058,131	1.0
			9,878,857	4.8

		India: 5.1%
48,951		Axis Bank Ltd.	323,024	0.2
38,611		Axis Bank Ltd. GDR	1,261,130	0.6
135,096		Housing Development Finance Corp.	2,505,479	1.2
93,187		Infosys Ltd.	1,383,132	0.7
880,919		NTPC Ltd.	2,134,683	1.0
442,733		Power Grid Corp. of India Ltd.	1,194,563	0.6
48,830		Tata Consultancy Services Ltd.	1,698,598	0.8
			10,500,609	5.1

		Indonesia: 1.5%
1,632,300		Bank Central Asia Tbk PT	1,872,769	0.9
4,778,100	@	Sarana Menara Nusantara Tbk PT	1,269,668	0.6
			3,142,437	1.5

		Ireland: 0.3%
33,365		James Hardie Industries SE	526,682	0.3

		Italy: 0.7%
203,933		Banca Mediolanum SpA	1,462,840	0.7

		Japan: 15.1%
45,100		Air Water, Inc.	812,418	0.4
210,000		Astellas Pharma, Inc.	2,913,404	1.4
44,700		Chugai Pharmaceutical Co., Ltd.	1,282,177	0.6
33,400		Credit Saison Co., Ltd.	594,383	0.3
41,300		CyberAgent, Inc.	1,016,876	0.5
6,900		Fanuc Ltd.	1,154,332	0.6
98,800		Inpex Corp.	987,586	0.5
79,400		Japan Tobacco, Inc.	2,606,197	1.3
35,500		Kansai Paint Co., Ltd.	652,975	0.3
25,500		Koito Manufacturing Co., Ltd.	1,346,655	0.7
194,800		Mitsubishi Electric Corp.	2,709,505	1.3
76,400		Nippon Telegraph & Telephone Corp.	3,216,070	1.6
38,200		Olympus Corp.	1,316,172	0.6
68,000		Seven & I Holdings Co., Ltd.	2,585,984	1.2
219,000		Sumitomo Corp.	2,570,931	1.2
30,900		Suzuki Motor Corp.	1,084,864	0.5
60,700		Tokio Marine Holdings, Inc.	2,485,245	1.2

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

499,500		Yahoo! Japan Corp.	1,913,066	0.9
			31,248,840	15.1

		Malaysia: 0.4%
1,469,600		Astro Malaysia Holdings Bhd	851,752	0.4

		Mexico: 0.9%
248,503		Grupo Financiero Santander Mexico SAB de CV ADR	1,786,737	0.9

		Netherlands: 5.1%
88,281	@,L	Altice NV	1,747,076	0.9
16,623		ASML Holding NV	1,862,953	0.9
22,768		Airbus Group SE	1,503,802	0.7
116,062		ING Groep NV	1,634,014	0.8
19,000	@	NXP Semiconductor NV - NXPI - US	1,862,190	0.9
66,543		Royal Dutch Shell PLC - Class B	1,911,919	0.9
			10,521,954	5.1

		South Korea: 2.7%
2,405		LG Household & Health Care Ltd.	1,706,328	0.8
2,683		NAVER Corp.	1,718,134	0.8
1,512		Samsung Electronics Co., Ltd.	2,250,329	1.1
			5,674,791	2.7

		Spain: 2.6%
45,795		Amadeus IT Group SA	2,077,000	1.0
196,776		Banco Bilbao Vizcaya Argentaria S.A.	1,326,063	0.6
126,100		Grifols SA ADR	2,026,427	1.0
			5,429,490	2.6

		Sweden: 2.9%
23,370		Assa Abloy AB	432,430	0.2
47,725		Hexagon AB	1,699,770	0.8
78,353		Svenska Cellulosa AB SCA	2,205,365	1.1
123,999		Svenska Handelsbanken AB	1,717,443	0.8
			6,055,008	2.9

		Switzerland: 6.5%
68,937		GAM Holding Ltd.	797,815	0.4
50,447		Julius Baer Group Ltd.	2,234,889	1.1
73,919		Nestle S.A.	5,295,379	2.5
22,817		Novartis AG	1,659,332	0.8
15,493		Roche Holding AG	3,531,669	1.7
			13,519,084	6.5

		Taiwan: 1.7%
632,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,539,994	1.7

		Thailand: 0.5%
622,700		CP ALL PCL	1,085,268	0.5

		Turkey: 0.4%
383,740		Turkiye Garanti Bankasi A/S	827,582	0.4

		United Arab Emirates: 0.9%
103,543		DP World Ltd.	1,813,474	0.9

		United Kingdom: 13.9%
389,001		Aviva PLC	2,317,149	1.1
34,617		British American Tobacco PLC	1,961,945	0.9
195,355		Sky PLC	2,381,574	1.2
69,436		Burberry Group PLC	1,279,639	0.6
253,682		Capita Group PLC	1,658,732	0.8
244,989	#,@	ConvaTec Group PLC	706,206	0.3
45,455		easyJet PLC	562,256	0.3
83,758		Experian PLC	1,621,702	0.8
34,488	@	Liberty Global PLC LILAC Group C	730,111	0.4
22,623	@	LivaNova PLC	1,017,356	0.5
1,596,568		Lloyds Banking Group Plc	1,225,976	0.6
74,352		Prudential PLC	1,483,887	0.7
19,790		Reckitt Benckiser Group PLC	1,676,381	0.8
478,392	@	Royal Bank of Scotland Group PLC	1,321,879	0.6
48,503		Shire PLC	2,769,501	1.3
123,595		Smith & Nephew PLC	1,855,076	0.9
1,221,497		Vodafone Group PLC	3,005,975	1.5
51,577		WPP PLC	1,147,772	0.6
			28,723,117	13.9

		United States: 6.0%
21,100	@	Liberty Global PLC - Class A	645,449	0.3
69,800	@	Liberty Global PLC - Class C	2,073,060	1.0
14,700		Mastercard, Inc.	1,517,775	0.7
10,808	@	Mobileye NV	412,001	0.2
24,600		Philip Morris International, Inc.	2,250,654	1.1
3,178	@	Priceline.com, Inc.	4,659,139	2.3
330,300		Samsonite International SA	940,225	0.4
			12,498,303	6.0

	Total Common Stock
	(Cost $197,056,162)		201,359,734	97.2

PREFERRED STOCK: 0.4%
		Brazil: 0.2%
53,755		Itau Unibanco Holding S.A.	559,070	0.2

		United States: 0.2%
9,427	@	Xiaoju Kuaizhi, Inc., Series A-17	360,367	0.2

	Total Preferred Stock
	(Cost $575,127)		919,437	0.4

	Total Long-Term Investments
	(Cost $197,631,289)		202,279,171	97.6

VY® T. Rowe Price International Stock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateralcc: 1.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.5
84,747	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $84,752, collateralized by various U.S. Government Securities, 0.125%-1.750%, Market Value plus accrued interest $86,442, due 04/15/20-01/15/28)	84,747	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.5
1,000,000	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,020,000, due 01/15/17-08/20/66)	1,000,000	0.5
		3,084,747	1.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.5%
3,039,886	T. Rowe Price Reserve Investment Fund, 0.453%††
	(Cost $3,039,886)	3,039,886	1.5

	Total Short-Term Investments
	(Cost $6,124,633)	6,124,633	3.0

	Total Investments in Securities (Cost $203,755,922)	$208,403,804	100.6
	Liabilities in Excess of Other Assets	(1,167,399)	(0.6)
	Net Assets	$207,236,405	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $205,848,710.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,781,797
Gross Unrealized Depreciation	(17,226,703)
Net Unrealized Appreciation	$2,555,094

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 96.5%
		Basic Materials: 6.8%
750,000		Aleris International, Inc., 7.875%, 11/01/20	755,625	0.1
1,400,000	#	Anglo American Capital PLC, 4.875%, 05/14/25	1,426,250	0.2
1,760,000	L	ArcelorMittal, 6.125%, 06/01/25	1,936,000	0.3
500,000		ArcelorMittal, 6.500%, 03/01/21	550,000	0.1
2,365,000	#	Aruba Investments, Inc., 8.750%, 02/15/23	2,424,125	0.4
1,430,000	#	Axalta Coating Systems LLC, 4.875%, 08/15/24	1,433,575	0.2
2,000,000	#	Cascades, Inc., 5.500%, 07/15/22	2,040,000	0.3
1,580,000	#	Constellium NV, 5.750%, 05/15/24	1,485,200	0.2
500,000	#	Constellium NV, 7.875%, 04/01/21	539,375	0.1
1,660,000	L	Freeport-McMoRan, Inc., 4.550%, 11/14/24	1,564,550	0.2
2,400,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	1,998,048	0.3
1,000,000		Hexion, Inc., 6.625%, 04/15/20	890,000	0.1
1,250,000		Hexion, Inc., 8.875%, 02/01/18	1,250,000	0.2
230,000	#	HudBay Minerals, Inc., 7.250%, 01/15/23	238,625	0.0
230,000	#	HudBay Minerals, Inc., 7.625%, 01/15/25	239,632	0.0
1,220,000	L	Huntsman International LLC, 5.125%, 11/15/22	1,250,500	0.2
2,000,000	#,L	INEOS Group Holdings SA, 5.625%, 08/01/24	1,990,000	0.3
2,075,000	#	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,349,937	0.4
4,000,000	±	Momentive Performance Materials, Inc. Escrow	–	–
2,204,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	2,082,780	0.3
480,000	#	PQ Corp., 6.750%, 11/15/22	514,800	0.1
2,250,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,115,000	0.3
1,075,000		Steel Dynamics, Inc., 5.125%, 10/01/21	1,126,536	0.2
1,000,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,062,500	0.2
1,700,000		Teck Resources Ltd., 4.500%, 01/15/21	1,717,000	0.3
1,635,000		Teck Resources Ltd., 4.750%, 01/15/22	1,647,263	0.3
2,350,000		Teck Resources Ltd., 5.200%, 03/01/42	2,079,750	0.3
1,835,000		Tronox Finance LLC, 6.375%, 08/15/20	1,724,900	0.3
895,000	#	Tronox Finance LLC, 7.500%, 03/15/22	839,062	0.1

2,000,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	2,000,000	0.3
800,000	#	Valvoline, Inc., 5.500%, 07/15/24	830,000	0.1
945,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	987,525	0.2
945,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	995,794	0.2
			44,084,352	6.8

		Communications: 19.7%
1,890,000	#	Acosta, Inc., 7.750%, 10/01/22	1,597,050	0.2
400,000	#	Altice Financing SA, 6.500%, 01/15/22	418,000	0.1
1,080,000	#	Altice Financing SA, 6.625%, 02/15/23	1,112,400	0.2
1,000,000	#	Altice Finco SA, 8.125%, 01/15/24	1,040,000	0.2
1,530,000	#,L	Altice SA, 7.625%, 02/15/25	1,612,237	0.2
2,800,000	#	Altice SA, 7.750%, 05/15/22	2,996,000	0.5
960,000		Cablevision Systems Corp., 5.875%, 09/15/22	938,400	0.1
885,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/23	913,762	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	1,030,506	0.2
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,037,500	0.2
1,130,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,155,425	0.2
2,395,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	2,484,812	0.4
3,000,000		CenturyLink, Inc., 5.625%, 04/01/20	3,183,750	0.5
675,000		CenturyLink, Inc., 7.500%, 04/01/24	710,437	0.1
950,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	971,375	0.1
2,250,000		Clear Channel Communications, Inc. Term Loan D, 7.520%, 01/30/19	1,835,624	0.3
1,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,284,375	0.2
1,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,005,000	0.2
1,000,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,003,120	0.2
1,760,000	#	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,874,400	0.3
500,000	#	CommScope, Inc., 5.500%, 06/15/24	519,375	0.1

See Accompanying Notes to Financial Statements

1

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,600,000	L	CSC Holdings LLC, 5.250%, 06/01/24	2,548,000	0.4
1,125,000	#	CSC Holdings LLC, 6.625%, 10/15/25	1,231,875	0.2
2,520,000	#	CSC Holdings LLC, 10.875%, 10/15/25	3,005,100	0.5
1,950,000		DISH DBS Corp., 5.000%, 03/15/23	1,945,125	0.3
700,000		DISH DBS Corp., 5.875%, 11/15/24	722,925	0.1
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	1,055,000	0.2
1,750,000		DISH DBS Corp., 6.750%, 06/01/21	1,903,125	0.3
1,290,000		DISH DBS Corp., 7.750%, 07/01/26	1,457,700	0.2
1,000,000		Frontier Communications Corp., 7.125%, 03/15/19	1,063,750	0.2
730,000		Frontier Communications Corp., 8.875%, 09/15/20	780,187	0.1
920,000		Frontier Communications Corp., 10.500%, 09/15/22	970,646	0.1
1,825,000		Frontier Communications Corp., 11.000%, 09/15/25	1,891,156	0.3
1,650,000	#	Gray Television, Inc., 5.125%, 10/15/24	1,600,500	0.2
1,000,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	678,800	0.1
1,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	780,000	0.1
1,000,000		Intelsat Luxembourg SA, 8.125%, 06/01/23	317,500	0.0
1,175,000		Lamar Media Corp., 5.375%, 01/15/24	1,222,000	0.2
500,000		Lamar Media Corp., 5.875%, 02/01/22	516,250	0.1
2,455,000		Level 3 Financing, Inc., 5.125%, 05/01/23	2,470,344	0.4
1,500,000	#	Level 3 Financing, Inc., 5.250%, 03/15/26	1,488,750	0.2
800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	810,000	0.1
1,220,000		LIN Television Corp., 5.875%, 11/15/22	1,247,450	0.2
1,250,000		LIN Television Corp., 6.375%, 01/15/21	1,295,313	0.2
430,000		Match Group, Inc., 6.375%, 06/01/24	455,263	0.1
2,225,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,347,375	0.4
2,750,000	#	Midcontinent Communications / Midcontinent Finance Corp., 6.250%, 08/01/21	2,894,375	0.4
2,250,000		Netflix, Inc., 5.750%, 03/01/24	2,413,125	0.4
200,000		Netflix, Inc., 5.875%, 02/15/25	216,250	0.0
2,000,000		Nexstar Broadcasting, Inc., 6.875%, 11/15/20	2,075,000	0.3

900,000	#	Nexstar Escrow Corp., 5.625%, 08/01/24	895,500	0.1
750,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	764,063	0.1
925,000	#	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	944,656	0.1
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,205,852	0.2
3,075,000	#	SFR Group SA, 6.250%, 05/15/24	3,101,906	0.5
2,000,000	#	SFR Group SA, 6.000%, 05/15/22	2,060,000	0.3
1,200,000	#	SFR Group SA, 7.375%, 05/01/26	1,230,000	0.2
2,159,000	#	Plantronics, Inc., 5.500%, 05/31/23	2,185,988	0.3
2,350,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,461,625	0.4
2,000,000	#	Sirius XM Radio, Inc., 5.750%, 08/01/21	2,086,900	0.3
1,340,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,403,650	0.2
2,000,000		Sprint Capital Corp., 6.900%, 05/01/19	2,122,500	0.3
3,235,000		Sprint Corp., 7.125%, 06/15/24	3,340,138	0.5
1,750,000		Sprint Corp., 7.250%, 09/15/21	1,863,750	0.3
5,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	5,050,000	0.8
1,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	1,102,500	0.2
490,000	#	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 09/20/21	492,141	0.1
1,000,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,011,250	0.2
2,250,000	#	TEGNA, Inc., 5.500%, 09/15/24	2,280,937	0.4
470,000	#	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	491,150	0.1
750,000		T-Mobile USA, Inc., 6.250%, 04/01/21	781,875	0.1
1,200,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,300,500	0.2
2,950,000		T-Mobile USA, Inc., 6.731%, 04/28/22	3,090,125	0.5
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	268,438	0.0
2,500,000		Tribune Media Co., 5.875%, 07/15/22	2,546,875	0.4
3,000,000	#	Univision Communications, Inc., 5.125%, 02/15/25	2,880,000	0.4
2,640,000	#	West Corp., 5.375%, 07/15/22	2,560,800	0.4
1,250,000	#	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,265,625	0.2

See Accompanying Notes to Financial Statements

2

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,540,000	#	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,605,450	0.2
2,455,000	L	Windstream Corp., 7.500%, 04/01/23	2,375,213	0.4
2,360,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,466,200	0.4
			127,362,039	19.7

		Consumer, Cyclical: 15.7%
1,580,000	#	Adient Global Holdings Ltd, 4.875%, 08/15/26	1,552,350	0.2
2,310,000	#	AdvancePierre Foods Holdings, Inc., 5.500%, 12/15/24	2,337,443	0.4
2,000,000		AMC Entertainment Holdings, Inc., 5.875%, 02/15/22	2,102,500	0.3
1,750,000		American Airlines Group, Inc., 6.125%, 06/01/18	1,830,938	0.3
1,160,000	#	American Tire Distributors, Inc., 10.250%, 03/01/22	1,118,623	0.2
542,000		Aramark Services, Inc., 5.750%, 03/15/20	553,856	0.1
2,500,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,568,750	0.4
2,430,000	#	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	2,351,025	0.4
255,000	#	Boyd Gaming Corp., 6.375%, 04/01/26	275,910	0.0
1,180,000		Boyd Gaming Corp., 6.875%, 05/15/23	1,272,925	0.2
2,580,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,715,450	0.4
1,420,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 05/01/22	1,537,150	0.2
2,390,000		Caleres, Inc., 6.250%, 08/15/23	2,521,450	0.4
460,000	#	Carlson Travel, Inc., 6.750%, 12/15/23	479,550	0.1
465,000	#	Carlson Travel, Inc., 9.500%, 12/15/24	487,669	0.1
1,750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,810,165	0.3
1,170,000	#	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,240,200	0.2
2,135,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,209,725	0.3
2,685,000		Century Communities, Inc., 6.875%, 05/15/22	2,765,550	0.4
1,875,000	#	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	1,858,594	0.3

1,790,000	L	Dana, Inc., 5.500%, 12/15/24	1,834,750	0.3
2,320,000	#	DBP Holding Corp., 7.750%, 10/15/20	1,600,800	0.2
585,000		Dollar Tree, Inc., 5.250%, 03/01/20	603,281	0.1
2,600,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,765,932	0.4
1,715,000	#	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	1,860,775	0.3
1,180,000	L	Fiat Chrysler Automobiles NV, 5.250%, 04/15/23	1,206,019	0.2
440,000	L	GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/21	457,600	0.1
880,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/26	919,952	0.1
970,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/23	1,003,950	0.1
1,175,000	#	Guitar Center, Inc., 6.500%, 04/15/19	1,072,187	0.2
1,100,000	#,L	Guitar Center, Inc., 9.625%, 04/15/20	819,500	0.1
600,000	#	HD Supply, Inc., 5.250%, 12/15/21	635,250	0.1
350,000	#	HD Supply, Inc., 5.750%, 04/15/24	370,370	0.1
3,560,000	#	Hot Topic, Inc., 9.250%, 06/15/21	3,764,700	0.6
945,000	#	International Game Technology PLC, 5.625%, 02/15/20	1,001,700	0.1
980,000	#	International Game Technology PLC, 6.250%, 02/15/22	1,055,950	0.2
955,000	#	International Game Technology PLC, 6.500%, 02/15/25	1,029,012	0.2
430,000	#,L	JC Penney Corp., Inc., 5.875%, 07/01/23	444,513	0.1
1,320,000		JC Penney Corp., Inc., 8.125%, 10/01/19	1,432,200	0.2
880,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	895,400	0.1
880,000	#	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	900,900	0.1
1,750,000		L Brands, Inc., 6.750%, 07/01/36	1,780,625	0.3
475,000	#	Landry's, Inc., 6.750%, 10/15/24	483,312	0.1
1,845,000	#	LG FinanceCo Corp., 5.875%, 11/01/24	1,881,900	0.3
2,065,000		M/I Homes, Inc., 6.750%, 01/15/21	2,163,088	0.3
1,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	998,629	0.1
350,000		Meritage Homes Corp., 7.150%, 04/15/20	381,500	0.1
2,185,000		Meritage Homes Corp., 7.000%, 04/01/22	2,376,188	0.4

See Accompanying Notes to Financial Statements

3

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

2,000,000		MGM Resorts International, 6.625%, 12/15/21	2,240,000	0.3
2,000,000		MGM Resorts International, 6.750%, 10/01/20	2,230,000	0.3
665,000	#,L	Michaels Stores, Inc., 5.875%, 12/15/20	685,781	0.1
695,000		National CineMedia LLC, 5.750%, 08/15/26	708,900	0.1
2,000,000	#,&,L	Neiman Marcus Group Ltd., Inc., 8.750%, 10/15/21	1,425,000	0.2
2,905,000	#	PetSmart, Inc., 7.125%, 03/15/23	2,970,362	0.5
400,000		PulteGroup, Inc., 5.500%, 03/01/26	398,500	0.1
2,415,000	#	Rite Aid Corp., 6.125%, 04/01/23	2,605,181	0.4
1,710,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.125%, 08/15/21	1,752,750	0.3
1,050,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	1,076,250	0.2
810,000	#	Scientific Games International, Inc., 7.000%, 01/01/22	872,775	0.1
1,815,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,815,000	0.3
2,250,000		Sonic Automotive, Inc., 5.000%, 05/15/23	2,199,375	0.3
2,500,000		Springs Industries, Inc., 6.250%, 06/01/21	2,600,000	0.4
1,430,000		Toll Brothers Finance Corp., 4.875%, 11/15/25	1,408,550	0.2
2,050,000	#	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	1,773,250	0.3
2,220,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	2,311,575	0.4
465,000	#	WMG Acquisition Corp., 5.625%, 04/15/22	483,019	0.1
2,140,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	2,263,050	0.3
800,000	#	Wolverine World Wide, Inc., 5.000%, 09/01/26	772,000	0.1
			101,921,124	15.7

		Consumer, Non-cyclical: 18.2%
2,100,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	2,097,375	0.3
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/24	112,750	0.0
2,145,000	#	Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/24	2,241,525	0.4
1,170,000	#	Alere, Inc., 6.375%, 07/01/23	1,168,537	0.2
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,052,500	0.2
1,180,000	#,&	BI-LO LLC / BI-LO Finance Corp., 8.625%, 09/15/18	749,300	0.1

1,165,000	#,L	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	993,162	0.2
2,000,000	#	Brand Energy & Infrastructure Services, Inc., 8.500%, 12/01/21	2,055,000	0.3
2,070,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	2,007,900	0.3
1,872,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,889,550	0.3
1,755,000	#	CEB, Inc., 5.625%, 06/15/23	1,711,125	0.3
485,000		Centene Corp., 4.750%, 01/15/25	474,694	0.1
2,035,000		Centene Corp., 5.625%, 02/15/21	2,144,686	0.3
775,000		Centene Corp., 6.125%, 02/15/24	818,594	0.1
2,000,000		Central Garden & Pet Co., 6.125%, 11/15/23	2,120,000	0.3
750,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	525,000	0.1
1,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	765,300	0.1
1,000,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,021,250	0.2
1,790,000		Cott Beverages, Inc., 6.750%, 01/01/20	1,856,006	0.3
1,660,000		DaVita, Inc., 5.125%, 07/15/24	1,658,962	0.3
2,000,000	#	Envision Healthcare Corp., 5.125%, 07/01/22	2,002,500	0.3
2,000,000		Envision Healthcare Corp., 5.625%, 07/15/22	2,069,500	0.3
1,950,000	#	FAGE International SA/ FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26	1,959,750	0.3
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,157,500	0.3
1,185,000		HCA, Inc., 5.375%, 02/01/25	1,189,444	0.2
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,130,000	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,981,250	0.6
1,000,000		HCA, Inc., 8.000%, 10/01/18	1,092,500	0.2
2,370,000		HealthSouth Corp., 5.750%, 11/01/24	2,411,475	0.4
440,000	#	Herc Rentals, Inc., 7.500%, 06/01/22	465,850	0.1
440,000	#	Herc Rentals, Inc., 7.750%, 06/01/24	464,750	0.1
665,000	#,L	Hertz Corp., 5.500%, 10/15/24	584,369	0.1
152,000		Hertz Corp., 6.750%, 04/15/19	152,380	0.0
1,500,000		Hertz Corp., 7.375%, 01/15/21	1,511,250	0.2
2,445,000	#	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,536,687	0.4
2,405,000	#	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,579,362	0.4

See Accompanying Notes to Financial Statements

4

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

470,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.750%, 06/15/25	478,225	0.1
2,250,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	2,334,375	0.4
2,405,000	#	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	2,398,987	0.4
1,714,316		Kindred Healthcare, Inc., 4.250%, 04/09/21	1,715,744	0.3
935,000	#	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	939,675	0.1
935,000	#	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	927,403	0.1
2,040,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,121,600	0.3
1,920,000	#	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	1,992,000	0.3
1,535,000		Molina Healthcare, Inc., 5.375%, 11/15/22	1,565,700	0.2
2,570,000	#	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	2,711,607	0.4
645,000	#	Nature's Bounty Co., 7.625%, 05/15/21	669,188	0.1
750,000	#	Nielsen Co. Luxembourg SARL., 5.500%, 10/01/21	780,938	0.1
1,255,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	1,336,575	0.2
900,000	#	Post Holdings, Inc., 5.000%, 08/15/26	864,000	0.1
1,100,000	#	Post Holdings, Inc., 7.750%, 03/15/24	1,226,500	0.2
1,100,000	#	Post Holdings, Inc., 8.000%, 07/15/25	1,237,500	0.2
1,500,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,470,000	0.2
1,600,000	#,L	Quorum Health Corp., 11.625%, 04/15/23	1,348,000	0.2
1,415,000	L	Revlon Consumer Products Corp., 6.250%, 08/01/24	1,453,913	0.2
1,000,000		RR Donnelley & Sons Co., 6.000%, 04/01/24	947,500	0.2
1,450,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	1,464,500	0.2
2,400,000	#	Southern Graphics, Inc., 8.375%, 10/15/20	2,448,000	0.4
145,000		Spectrum Brands, Inc., 5.750%, 07/15/25	151,163	0.0
1,000,000		Spectrum Brands, Inc., 6.625%, 11/15/22	1,067,500	0.2
2,060,000	#	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,101,200	0.3
1,175,000	#,&	Sterigenics-Nordion Topco LLC, 8.125%, 11/01/21	1,172,063	0.2
510,000	#	Team Health, Inc., 7.250%, 12/15/23	581,400	0.1

2,323,000		Teleflex, Inc., 5.250%, 06/15/24	2,395,594	0.4
750,000		Tenet Healthcare Corp., 6.000%, 10/01/20	783,750	0.1
2,025,000		Tenet Healthcare Corp., 6.750%, 02/01/20	1,938,938	0.3
1,590,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,403,175	0.2
190,000	#	Tenet Healthcare Corp., 7.500%, 01/01/22	198,550	0.0
750,000		Tenet Healthcare Corp., 8.125%, 04/01/22	711,375	0.1
1,000,000		Tenet Healthcare Corp., 8.000%, 08/01/20	987,500	0.2
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	319,500	0.1
880,000		United Rentals North America, Inc., 7.625%, 04/15/22	930,600	0.1
500,000		United Rentals North America, Inc., 5.500%, 05/15/27	496,875	0.1
1,285,000	#	US Foods, Inc., 5.875%, 06/15/24	1,333,188	0.2
1,000,000	#	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	755,000	0.1
3,000,000	#	Valeant Pharmaceuticals International, Inc., 7.000%, 10/01/20	2,600,625	0.4
1,000,000	#	Valeant Pharmaceuticals International, 6.375%, 10/15/20	864,060	0.1
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	411,250	0.1
2,800,000	#	Vizient, Inc., 10.375%, 03/01/24	3,178,000	0.5
1,580,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,343,000	0.2
2,580,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,960,800	0.3
2,080,000	#	VRX Escrow Corp., 6.125%, 04/15/25	1,570,400	0.2
1,260,000		WhiteWave Foods Co., 5.375%, 10/01/22	1,384,425	0.2
			117,823,644	18.2

		Energy: 13.0%
1,845,000	#	Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	1,918,800	0.3
945,000	#	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	966,262	0.2
1,360,000		Antero Resources Corp., 5.125%, 12/01/22	1,380,400	0.2
1,020,000	#	Antero Resources Corp., 5.000%, 03/01/25	1,002,670	0.2
1,000,000		Antero Resources Corp., 6.000%, 12/01/20	1,030,050	0.2

See Accompanying Notes to Financial Statements

5

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,430,000	#	California Resources Corp., 8.000%, 12/15/22	1,279,850	0.2
715,000	#	Callon Petroleum Co., 6.125%, 10/01/24	740,025	0.1
250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	208,750	0.0
1,180,000	L	Carrizo Oil & Gas, Inc., 6.250%, 04/15/23	1,215,400	0.2
2,000,000		Cenovus Energy, Inc., 3.800%, 09/15/23	1,952,834	0.3
1,155,000	#	Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,182,789	0.2
1,480,000	L	Chesapeake Energy Corp., 6.125%, 02/15/21	1,450,400	0.2
2,140,000	#	Chesapeake Energy Corp., 8.000%, 01/15/25	2,190,825	0.3
1,935,000		CONSOL Energy, Inc., 5.875%, 04/15/22	1,905,975	0.3
1,250,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	1,231,250	0.2
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	1,519,710	0.2
2,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	2,060,000	0.3
1,370,000	#	Diamondback Energy, Inc., 4.750%, 11/01/24	1,349,450	0.2
1,100,000	L	Ensco PLC, 5.200%, 03/15/25	955,537	0.1
700,000		Ensco PLC, 5.750%, 10/01/44	511,000	0.1
1,415,000	#	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,478,675	0.2
400,000	#	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	430,000	0.1
1,420,000	#	Gulfport Energy Corp., 6.000%, 10/15/24	1,451,950	0.2
460,000	#	Gulfport Energy Corp., 6.375%, 05/15/25	466,992	0.1
1,180,000	#,L	Halcon Resources Corp., 8.625%, 02/01/20	1,233,100	0.2
2,000,000	#	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,995,000	0.3
800,000	#	Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.000%, 08/01/24	838,000	0.1
2,365,000	#	Lonestar Resources America, Inc., 8.750%, 04/15/19	2,175,800	0.3
2,500,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	1,200,000	0.2
1,845,000		Murphy Oil Corp., 4.700%, 12/01/22	1,789,078	0.3
380,000		Murphy Oil Corp., 6.875%, 08/15/24	405,650	0.1

2,500,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,618,750	0.4
1,415,000	#	Murray Energy Corp., 11.250%, 04/15/21	1,100,163	0.2
1,557,000		Newfield Exploration Co., 5.625%, 07/01/24	1,630,958	0.3
460,000	L	Noble Holding International Ltd., 7.750%, 01/15/24	433,826	0.1
1,175,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	963,500	0.2
800,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	824,000	0.1
400,000	#	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	422,920	0.1
2,715,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,681,063	0.4
470,000	#	PDC Energy, Inc., 6.125%, 09/15/24	482,925	0.1
1,950,000	#	Range Resources Corp., 5.875%, 07/01/22	2,037,750	0.3
640,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.000%, 10/01/22	678,325	0.1
2,300,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,432,250	0.4
640,000		Rose Rock Midstream L.P. / Rose Rock Finance Corp., 5.625%, 07/15/22	632,000	0.1
920,000		Rowan Cos, Inc., 7.375%, 06/15/25	940,700	0.1
1,190,000	#	Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	1,204,875	0.2
695,000		Sabine Pass Liquefaction LLC, 5.625%, 03/01/25	746,256	0.1
215,000	#	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	232,469	0.0
1,310,000	L	Sanchez Energy Corp., 6.125%, 01/15/23	1,251,050	0.2
976,000		Sanchez Energy Corp., 7.750%, 06/15/21	997,960	0.2
5,260,000	±	SemGroup Corp. Escrow	–	–
1,784,000		SemGroup Corp., 7.500%, 06/15/21	1,846,440	0.3
1,000,000		SM Energy Co., 5.000%, 01/15/24	947,500	0.1
230,000	L	SM Energy Co., 6.750%, 09/15/26	238,050	0.0
500,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	490,000	0.1
595,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	595,000	0.1

See Accompanying Notes to Financial Statements

6

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,480,000	#	SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20	1,480,000	0.2
2,000,000		Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,035,000	0.3
2,815,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	2,857,225	0.4
720,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.750%, 03/15/24	775,800	0.1
2,500,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	2,631,250	0.4
950,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 05/01/24	1,021,250	0.2
1,000,000	L	Weatherford International LLC, 6.800%, 06/15/37	825,000	0.1
1,250,000	L	Weatherford International Ltd, 4.500%, 04/15/22	1,090,625	0.2
2,075,000	L	Whiting Petroleum Corp., 5.750%, 03/15/21	2,076,743	0.3
3,237,000		WPX Energy, Inc., 6.000%, 01/15/22	3,334,110	0.5
			84,071,955	13.0

		Financial: 5.0%
2,250,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	2,182,500	0.3
2,200,000		Ally Financial, Inc., 5.750%, 11/20/25	2,202,750	0.3
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,685,625	0.3
1,652,000		Ally Financial, Inc., 8.000%, 11/01/31	1,920,450	0.3
1,500,000		CIT Group, Inc., 5.000%, 08/15/22	1,567,500	0.2
925,000	#	Communications Sales & Leasing, Inc. / CSL Capital LLC, 7.125%, 12/15/24	936,562	0.1
1,775,000		Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.250%, 10/15/23	1,890,375	0.3
785,000		Equinix, Inc., 5.375%, 04/01/23	818,362	0.1
1,700,000		Equinix, Inc., 5.750%, 01/01/25	1,785,000	0.3
3,050,000	#	ESH Hospitality, Inc., 5.250%, 05/01/25	3,042,375	0.5
800,000	#	FBM Finance, Inc., 8.250%, 08/15/21	848,000	0.1
750,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	769,687	0.1

250,000		Iron Mountain, Inc., 5.750%, 08/15/24	258,125	0.0
565,000	#	Iron Mountain, Inc., 6.000%, 10/01/20	597,488	0.1
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%	15,126	0.0
900,000	#	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc., 5.625%, 05/01/24	945,000	0.2
400,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/26	393,000	0.1
502,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	509,530	0.1
3,035,000		Navient Corp., 5.875%, 10/25/24	2,898,425	0.5
750,000		Navient Corp., 6.125%, 03/25/24	732,188	0.1
400,000		Navient Corp., 6.625%, 07/26/21	424,000	0.1
2,380,000		Navient Corp., 7.250%, 09/25/23	2,451,400	0.4
1,210,000	#	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	1,246,300	0.2
2,000,000		Royal Bank of Scotland Group PLC, 8.625%, 12/29/49	2,045,000	0.3
			32,164,768	5.0

		Industrial: 10.5%
1,875,000	#	Advanced Disposal Services, Inc., 5.625%, 11/15/24	1,870,312	0.3
630,000		AECOM, 5.750%, 10/15/22	669,060	0.1
1,880,000		AECOM, 5.875%, 10/15/24	2,016,507	0.3
2,116,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	2,203,285	0.3
250,000		Allegion PLC, 5.875%, 09/15/23	266,250	0.0
750,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	785,625	0.1
2,375,000	#,&	ARD Finance SA, 7.125%, 09/15/23	2,354,219	0.4
1,375,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,454,062	0.2
1,670,000	#	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,732,625	0.3
2,020,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,818,000	0.3
1,005,000	#	BMC East LLC, 5.500%, 10/01/24	1,005,000	0.2
2,350,000	#	Bombardier, Inc., 8.750%, 12/01/21	2,499,812	0.4
285,000	#	Builders FirstSource, Inc., 5.625%, 09/01/24	287,494	0.1
2,250,000	#	Builders FirstSource, Inc., 10.750%, 08/15/23	2,593,125	0.4

See Accompanying Notes to Financial Statements

7

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,500,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,569,375	0.2
2,000,000	#	Gardner Denver, Inc., 6.875%, 08/15/21	2,000,000	0.3
2,280,000	#	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	2,241,240	0.4
230,000	#	Grinding Media, Inc. / MC Grinding Media Canada, Inc., 7.375%, 12/15/23	242,213	0.0
2,010,000	#	James Hardie International Finance Ltd., 5.875%, 02/15/23	2,090,400	0.3
1,735,000	#	Masonite International Corp., 5.625%, 03/15/23	1,800,063	0.3
2,525,000	#	Multi-Color Corp., 6.125%, 12/01/22	2,651,250	0.4
1,415,000	#	Novelis Corp., 5.875%, 09/30/26	1,432,688	0.2
400,000	#	Novelis Corp., 6.250%, 08/15/24	425,000	0.1
1,595,000		Orbital ATK, Inc., 5.500%, 10/01/23	1,650,825	0.3
2,000,000		Oshkosh Corp., 5.375%, 03/01/22	2,085,000	0.3
275,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	287,203	0.0
2,525,000	#	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,668,609	0.4
2,100,000	#	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,827,000	0.3
2,000,000	#	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,100,000	0.3
870,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	885,225	0.1
115,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	122,403	0.0
1,000,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,032,500	0.2
2,000,000	#	RSI Home Products, Inc., 6.500%, 03/15/23	2,100,000	0.3
1,000,000	#	Sealed Air Corp., 5.500%, 09/15/25	1,035,000	0.2
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	566,050	0.1
2,515,000	#	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,584,163	0.4
2,295,000	#	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,426,963	0.4
510,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	525,932	0.1
2,250,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,497,500	0.4

800,000	#	TransDigm, Inc., 6.375%, 06/15/26	825,600	0.1
1,180,000		TransDigm, Inc., 6.500%, 05/15/25	1,240,475	0.2
1,340,000		TransDigm, Inc., 6.500%, 07/15/24	1,408,675	0.2
1,320,000	#	WESCO Distribution, Inc., 5.375%, 06/15/24	1,326,600	0.2
1,000,000	#	Wise Metals Group LLC / Wise Alloys Finance Corp., 8.750%, 12/15/18	1,045,000	0.2
1,260,000	#	Zekelman Industries, Inc., 9.875%, 06/15/23	1,414,350	0.2
			67,662,678	10.5

		Steel: 0.1%
950,481		FMG Resources (August 2006) Pty Ltd. Term Loan B, 2.750%, 06/28/19	953,570	0.1

		Technology: 5.7%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,348,437	0.4
1,500,000	#,&,L	Boxer Parent Co., Inc., 9.000%, 10/15/19	1,413,750	0.2
475,000	#	Camelot Finance SA, 7.875%, 10/15/24	492,812	0.1
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,541,250	0.2
700,000		CDW LLC / CDW Finance Corp., 6.000%, 08/15/22	742,875	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,273,278	0.2
445,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 06/15/21	473,471	0.1
1,200,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,300,577	0.2
445,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24	494,104	0.1
1,410,000	#	Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,438,200	0.2
1,750,000		Emdeon, Inc., 11.000%, 12/31/19	1,807,312	0.3
2,001,000	#	Entegris, Inc., 6.000%, 04/01/22	2,088,544	0.3
500,000	#	First Data Corp., 5.000%, 01/15/24	504,535	0.1
370,000	#	First Data Corp., 5.375%, 08/15/23	384,800	0.1
1,000,000	#	First Data Corp., 5.750%, 01/15/24	1,035,630	0.2
3,650,000	#	First Data Corp., 7.000%, 12/01/23	3,896,375	0.6
2,360,000	#,&	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 05/01/21	2,430,800	0.4

See Accompanying Notes to Financial Statements

8

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

1,895,000	#	Micron Technology, Inc., 5.250%, 01/15/24	1,895,000	0.3
910,000	#	MSCI, Inc., 5.250%, 11/15/24	957,775	0.1
865,000	#	MSCI, Inc., 5.750%, 08/15/25	921,225	0.1
1,500,000		NCR Corp., 4.625%, 02/15/21	1,532,625	0.2
500,000		NCR Corp., 5.000%, 07/15/22	512,500	0.1
750,000		NCR Corp., 6.375%, 12/15/23	808,125	0.1
1,780,000	#	Open Text Corp., 5.625%, 01/15/23	1,864,550	0.3
535,000	#	Open Text Corp., 5.875%, 06/01/26	565,763	0.1
510,000		Qorvo, Inc., 6.750%, 12/01/23	562,913	0.1
510,000		Qorvo, Inc., 7.000%, 12/01/25	567,375	0.1
1,000,000	#	Quintiles IMS, Inc., 5.000%, 10/15/26	1,005,000	0.1
1,430,000	#	RP Crown Parent LLC, 7.375%, 10/15/24	1,485,413	0.2
400,000	#	Veritas US, Inc. / Veritas Bermuda Ltd, 7.500%, 02/01/23	375,000	0.1
			36,720,014	5.7

		Utilities: 1.8%
870,000		AES Corp., 5.500%, 03/15/24	889,575	0.1
1,250,000		AES Corp., 7.375%, 07/01/21	1,398,625	0.2
70,000	L	AES Corp., 8.000%, 06/01/20	81,725	0.0
500,000		Calpine Corp., 5.375%, 01/15/23	491,250	0.1
1,185,000		Calpine Corp., 5.500%, 02/01/24	1,149,450	0.2
1,275,000		Calpine Corp., 5.750%, 01/15/25	1,236,750	0.2
3,000,000	#	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	3,082,500	0.5
1,750,000		NRG Energy, Inc., 6.250%, 07/15/22	1,763,125	0.3
1,050,000	#	NRG Energy, Inc., 6.625%, 01/15/27	997,500	0.1
475,000	#	NRG Energy, Inc., 7.250%, 05/15/26	475,000	0.1
77,000		NRG Energy, Inc., 7.875%, 05/15/21	80,657	0.0
			11,646,157	1.8

	Total Corporate Bonds/Notes (Cost $616,830,417)		624,410,301	96.5

SHORT-TERM INVESTMENTS: 4.6%
		Corporate Bonds/Notes: 0.2%
1,210,000	#	Bumble Bee Holdings, Inc., 9.000%, 12/15/17
		(Cost $1,220,259)	1,197,900	0.2

	Securities Lending Collateralcc: 4.4%
1,438,236	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,438,316, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,467,084, due 12/31/17-10/20/46)	1,438,236	0.2
6,834,736	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $6,835,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $6,971,431, due 01/25/17-10/20/66)	6,834,736	1.0
6,834,736	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $6,835,125, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,971,431, due 03/02/17-02/01/49)	6,834,736	1.0
6,834,736	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $6,835,111, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $6,971,431, due 01/15/17-08/20/66)	6,834,736	1.1

See Accompanying Notes to Financial Statements

9

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

6,834,736	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $6,835,223, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,008,400, due 04/15/18-02/15/46)	6,834,736	1.1
		28,777,180	4.4

	Total Short-Term Investments (Cost $29,997,439)	29,975,080	4.6

	Total Investments in Securities (Cost $646,827,856)	$654,385,381	101.1
	Liabilities in Excess of Other Assets	(6,944,507)	(1.1)
	Net Assets	$647,440,874	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
±	Defaulted security

Cost for federal income tax purposes is $646,910,656.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,207,127
Gross Unrealized Depreciation	(13,732,402)

Net Unrealized Appreciation	$7,474,725

See Accompanying Notes to Financial Statements

10

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 20.9%
312,744	@	Amazon.com, Inc.	234,517,343	4.0
615,057	@	Burlington Stores, Inc.	52,126,081	0.9
1,670,263		Coach, Inc.	58,492,610	1.0
2,317,874		Comcast Corp. – Class A	160,049,200	2.7
1,747,804	@	Dish Network Corp. - Class A	101,250,286	1.7
807,762		Foot Locker, Inc.	57,262,248	1.0
1,025,961		Hasbro, Inc.	79,809,506	1.4
1,490,871		Home Depot, Inc.	199,895,984	3.4
3,437,243		Interpublic Group of Cos., Inc.	80,465,859	1.4
892,409		Marriott International, Inc.	73,784,376	1.3
1,005,656		McDonald's Corp.	122,408,448	2.1
			1,220,061,941	20.9

		Consumer Staples: 9.1%
1,796,808		Church & Dwight Co., Inc.	79,400,945	1.3
389,080		Costco Wholesale Corp.	62,295,599	1.1
1,072,130		Mead Johnson Nutrition Co.	75,863,919	1.3
3,001,815	@	Monster Beverage Corp.	133,100,477	2.3
1,651,111		PepsiCo, Inc.	172,755,744	2.9
141,633	@	Post Holdings, Inc.	11,385,877	0.2
			534,802,561	9.1

		Financials: 4.7%
804,357		Aon PLC	89,709,936	1.5
1,816,602		Intercontinental Exchange, Inc.	102,492,685	1.8
1,905,790		TD Ameritrade Holding Corp.	83,092,444	1.4
			275,295,065	4.7

		Health Care: 15.6%
381,292	@	Allergan plc	80,075,133	1.4
453,342		Becton Dickinson & Co.	75,050,768	1.3
426,960	@	Biogen, Inc.	121,077,317	2.1
4,159,331	@	Boston Scientific Corp.	89,966,329	1.5
1,131,076	@	Celgene Corp.	130,922,047	2.2
689,258	@	Edwards Lifesciences Corp.	64,583,475	1.1
981,416		Johnson & Johnson	113,068,937	1.9
1,033,990		UnitedHealth Group, Inc.	165,479,760	2.8
1,409,214		Zoetis, Inc.	75,435,225	1.3
			915,658,991	15.6

		Industrials: 11.4%
2,456,356		Delta Air Lines, Inc.	120,828,152	2.1
548,326		Equifax, Inc.	64,828,583	1.1
1,191,877		Fortive Corp.	63,920,363	1.1
623,254		Honeywell International, Inc.	72,203,976	1.2
1,299,966		Ingersoll-Rand PLC - Class A	97,549,449	1.7

355,373		Northrop Grumman Corp.	82,652,652	1.4
572,176		Stanley Black & Decker, Inc.	65,622,865	1.1
1,378,525		Waste Management, Inc.	97,751,208	1.7
			665,357,248	11.4

		Information Technology: 31.4%
620,435	@	Adobe Systems, Inc.	63,873,783	1.1
334,168	@	Alphabet, Inc. - Class A	264,811,432	4.5
37,236	@	Alphabet, Inc. - Class C	28,739,490	0.5
440,811		Amphenol Corp.	29,622,499	0.5
2,792,717		Apple, Inc.	323,452,483	5.5
3,181,422		Applied Materials, Inc.	102,664,488	1.8
961,397	@	Electronic Arts, Inc.	75,719,628	1.3
1,244,088	@	Facebook, Inc.	143,132,324	2.5
781,690		Intuit, Inc.	89,589,491	1.5
5,276,895		Microsoft Corp.	327,906,255	5.6
1,167,922		Oracle Corp.	44,906,601	0.8
1,150,644	@	Salesforce.com, Inc.	78,773,088	1.3
841,429		Texas Instruments, Inc.	61,399,074	1.1
1,814,258		Visa, Inc. - Class A	141,548,409	2.4
748,200	@,L	VMware, Inc.	58,905,786	1.0
			1,835,044,831	31.4

		Materials: 3.4%
817,262	@	Berry Plastics Group, Inc.	39,825,177	0.7
1,315,128	@	Crown Holdings, Inc.	69,136,279	1.2
1,540,284		Dow Chemical Co.	88,135,051	1.5
			197,096,507	3.4

		Real Estate: 2.3%
841,190		American Tower Corp.	88,896,959	1.5
126,321		Equinix, Inc.	45,148,389	0.8
			134,045,348	2.3

	Total Common Stock (Cost $5,224,012,114)		5,777,362,492	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 0.6%
1,880,374	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,880,479, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,918,091, due 12/31/17-10/20/46)	1,880,374	0.0

See Accompanying Notes to Financial Statements

11

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

8,934,939	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,935,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,113,637, due 01/25/17-10/20/66)	8,934,939	0.1
8,934,939	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $8,935,448, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,113,638, due 03/02/17-02/01/49)	8,934,939	0.1
8,934,939	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,935,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,113,638, due 01/15/17-08/20/66)	8,934,939	0.2
8,934,939	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $8,935,575, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,161,967, due 04/15/18-02/15/46)	8,934,939	0.2
		37,620,130	0.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
90,383,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $90,383,000)	90,383,000	1.6

	Total Short-Term Investments (Cost $128,003,130)	128,003,130	2.2

	Total Investments in Securities (Cost $5,352,015,244)	$5,905,365,622	101.0
	Liabilities in Excess of Other Assets	(61,254,845)	(1.0)
	Net Assets	$5,844,110,777	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $5,359,785,074.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$674,003,560
Gross Unrealized Depreciation	(128,423,012)

Net Unrealized Appreciation	$545,580,548

See Accompanying Notes to Financial Statements

12

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 4.8%
622,132		Coach, Inc.	21,787,063	1.4
340,591	@	Dish Network Corp. - Class A	19,730,437	1.2
174,898		Hasbro, Inc.	13,605,315	0.9
165,085		McDonald's Corp.	20,094,146	1.3
			75,216,961	4.8

		Consumer Staples: 7.9%
289,911		Campbell Soup Co.	17,530,918	1.1
543,956		Coca-Cola Co.	22,552,416	1.4
258,632		Kraft Heinz Co.	22,583,746	1.5
375,133		Philip Morris International, Inc.	34,320,918	2.2
392,997		Wal-Mart Stores, Inc.	27,163,953	1.7
			124,151,951	7.9

		Energy: 14.6%
272,426		Anadarko Petroleum Corp.	18,996,265	1.2
699,922		Canadian Natural Resources Ltd.	22,313,513	1.4
430,742		Chevron Corp.	50,698,334	3.2
648,142	L	ENI SpA ADR	20,896,098	1.3
355,228		Exxon Mobil Corp.	32,062,879	2.1
572,125		Plains GP Holdings L.P.	19,841,295	1.3
520,601		Royal Dutch Shell PLC - Class A ADR	28,310,282	1.8
430,659		Schlumberger Ltd.	36,153,823	2.3
			229,272,489	14.6

		Financials: 24.8%
3,071,480		Bank of America Corp.	67,879,708	4.3
242,551		Chubb Ltd.	32,045,838	2.0
383,134		Discover Financial Services	27,620,130	1.8
746,752		Hartford Financial Services Group, Inc.	35,582,733	2.3
836,173		JPMorgan Chase & Co.	72,153,368	4.6
2,087,528		Keycorp	38,139,137	2.4
613,898		Lazard Ltd.	25,225,069	1.6
355,294		T. Rowe Price Group, Inc.	26,739,426	1.7
1,169,974		Wells Fargo & Co.	64,477,267	4.1
			389,862,676	24.8

		Health Care: 10.1%
440,680	L	AstraZeneca PLC ADR	12,039,378	0.7
241,302		Johnson & Johnson	27,800,403	1.8
345,892		Medtronic PLC	24,637,887	1.6
668,843		Merck & Co., Inc.	39,374,787	2.5
1,305,599		Pfizer, Inc.	42,405,856	2.7
81,367		UnitedHealth Group, Inc.	13,021,975	0.8
			159,280,286	10.1

		Industrials: 10.0%
209,499		Boeing Co.	32,614,804	2.1
202,169		Cummins, Inc.	27,630,437	1.8
304,941		Deere & Co.	31,421,121	2.0
227,256		General Dynamics Corp.	39,238,021	2.5

149,757		Lincoln Electric Holdings, Inc.	11,481,869	0.7
371,515		Timken Co.	14,749,146	0.9
			157,135,398	10.0

		Information Technology: 10.2%
398,128		Activision Blizzard, Inc.	14,376,402	0.9
199,954		Apple, Inc.	23,158,672	1.5
1,720,070		Cisco Systems, Inc.	51,980,515	3.3
253,202		Microsoft Corp.	15,733,972	1.0
794,299		Oracle Corp.	30,540,797	1.9
387,845		Qualcomm, Inc.	25,287,494	1.6
			161,077,852	10.2

		Materials: 3.9%
648,962		Dow Chemical Co.	37,133,606	2.4
400,820		Nucor Corp.	23,856,806	1.5
			60,990,412	3.9

		Real Estate: 2.8%
185,753		Crown Castle International Corp.	16,117,788	1.0
558,540		Gaming and Leisure Properties, Inc.	17,102,495	1.1
64,721		Simon Property Group, Inc.	11,498,980	0.7
			44,719,263	2.8

		Telecommunication Services: 3.0%
1,103,626		AT&T, Inc.	46,937,214	3.0

		Utilities: 6.1%
786,830		Exelon Corp.	27,924,597	1.8
320,222		NextEra Energy, Inc.	38,253,720	2.4
490,324		PG&E Corp.	29,796,989	1.9
440,822	@	Prime AET&D Holdings	–	–
			95,975,306	6.1

	Total Common Stock (Cost $1,372,773,319)		1,544,619,808	98.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Communications: –%
32,517		Tribune Co., Escrow, 08/14/49	–	–

		Energy: 0.0%
1,685,000	±	Samson Investment Co., 9.750%, 02/15/20	90,569	0.0

		Financial: –%
1,216,000	±	Tropicana Entertainment, LLC, 12/15/15	–	–

	Total Corporate Bonds/Notes (Cost $1,372,582)		90,569	0.0

	Total Long-Term Investments (Cost $1,374,145,901)		1,544,710,377	98.2

See Accompanying Notes to Financial Statements

13

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 0.8%
2,925,596	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,925,760, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,984,278, due 12/31/17-10/20/46)	2,925,596	0.2
2,925,596	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,925,756, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,984,108, due 01/25/17-10/20/66)	2,925,596	0.2
2,925,596	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,925,763, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,984,108, due 03/02/17-02/01/49)	2,925,596	0.2
615,716	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $615,750, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $628,030, due 10/31/18-11/30/22)	615,716	0.0

2,925,596	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,925,756, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,984,108, due 01/15/17-08/20/66)	2,925,596	0.2
		12,318,100	0.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.7%
27,150,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $27,150,000)	27,150,000	1.7

	Total Short-Term Investments (Cost $39,468,100)	39,468,100	2.5

	Total Investments in Securities (Cost $1,413,614,001)	$1,584,178,477	100.7
	Liabilities in Excess of Other Assets	(10,990,157)	(0.7)
	Net Assets	$1,573,188,320	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
±	Defaulted security

Cost for federal income tax purposes is $1,416,274,316.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$188,577,436
Gross Unrealized Depreciation	(20,673,275)

Net Unrealized Appreciation	$167,904,161

See Accompanying Notes to Financial Statements

14

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.4%
		Basic Materials: 0.7%
1,002,000		BHP Billiton Finance USA Ltd., 2.050%, 09/30/18	1,007,685	0.4
320,000	#	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 1.700%, 05/01/18	320,051	0.1
570,000		PPG Industries, Inc., 2.300%, 11/15/19	572,734	0.2
			1,900,470	0.7

		Communications: 1.3%
1,050,000		AT&T, Inc., 2.300%, 03/11/19	1,054,185	0.4
502,000		British Telecommunications PLC, 5.950%, 01/15/18	523,259	0.2
640,000		Cisco Systems, Inc., 1.650%, 06/15/18	641,968	0.2
310,000		eBay, Inc., 2.500%, 03/09/18	312,772	0.1
690,000		Orange SA, 1.625%, 11/03/19	679,830	0.2
656,000		Verizon Communications, Inc., 2.625%, 02/21/20	662,365	0.2
			3,874,379	1.3

		Consumer, Cyclical: 3.1%
837,000		American Honda Finance Corp., 2.250%, 08/15/19	845,090	0.3
300,000		AutoZone, Inc., 1.625%, 04/21/19	297,355	0.1
445,000	#	BMW US Capital LLC, 1.450%, 09/13/19	439,738	0.1
335,000		CVS Health Corp., 2.250%, 08/12/19	336,898	0.1
495,000	#	Daimler Finance North America LLC, 1.500%, 07/05/19	486,984	0.2
1,140,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	1,148,614	0.4
495,000		General Motors Financial Co., Inc., 2.400%, 05/09/19	493,769	0.2
390,000		General Motors Financial Co., Inc., 2.350%, 10/04/19	385,490	0.1
780,000		McDonald's Corp., 2.100%, 12/07/18	784,838	0.3
550,000		Newell Rubbermaid, Inc., 2.600%, 03/29/19	556,203	0.2
435,000		PACCAR Financial Corp., 1.450%, 03/09/18	434,858	0.1
550,000		PACCAR Financial Corp., 1.750%, 08/14/18	552,370	0.2
1,080,000		Southwest Airlines Co., 2.650%, 11/05/20	1,082,869	0.4
542,000		Southwest Airlines Co., 2.750%, 11/06/19	552,037	0.2
650,000		Toyota Motor Credit Corp., 1.550%, 10/18/19	642,083	0.2
			9,039,196	3.1

		Consumer, Non-cyclical: 7.4%
980,000		Abbott Laboratories, 2.350%, 11/22/19	981,350	0.3
680,000		AbbVie, Inc., 1.800%, 05/14/18	680,638	0.2
705,000		Actavis Funding SCS, 2.350%, 03/12/18	709,191	0.2
694,000		Aetna, Inc., 1.900%, 06/07/19	692,637	0.2
708,000		Altria Group, Inc., 2.625%, 01/14/20	716,213	0.2
910,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	911,564	0.3
550,000		AstraZeneca PLC, 1.750%, 11/16/18	551,024	0.2
1,010,000		Automatic Data Processing, Inc., 2.250%, 09/15/20	1,014,995	0.3
610,000	#	BAT International Finance PLC, 1.850%, 06/15/18	610,311	0.2
570,000		Baxalta, Inc., 2.000%, 06/22/18	570,145	0.2
370,000		Cardinal Health, Inc., 1.950%, 06/15/18	370,878	0.1
550,000		Celgene Corp., 2.125%, 08/15/18	552,331	0.2
850,000	#	Danone SA, 1.691%, 10/30/19	839,632	0.3
410,000		Eli Lilly & Co., 1.250%, 03/01/18	410,115	0.1
770,000		Gilead Sciences, Inc., 1.950%, 03/01/22	744,776	0.3
860,000		JM Smucker Co., 1.750%, 03/15/18	861,264	0.3
1,060,000		Kraft Heinz Foods Co., 2.000%, 07/02/18	1,060,456	0.4
470,000		Kroger Co., 1.500%, 09/30/19	462,946	0.2
540,000		Kroger Co., 2.000%, 01/15/19	541,383	0.2
433,000		Medtronic, Inc., 2.500%, 03/15/20	437,808	0.1
495,000		Molson Coors Brewing Co., 1.450%, 07/15/19	487,785	0.2
507,000	#	Mylan NV, 2.500%, 06/07/19	504,421	0.2
460,000		PepsiCo, Inc., 1.250%, 04/30/18	459,602	0.2
496,000		Pfizer, Inc., 1.450%, 06/03/19	493,025	0.2
600,000		Procter & Gamble Co, 1.900%, 11/01/19	605,403	0.2
490,000		Reynolds American, Inc., 2.300%, 06/12/18	493,203	0.2
635,000		Sanofi, 1.250%, 04/10/18	633,811	0.2
710,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	701,131	0.2
470,000		St Jude Medical, Inc., 2.800%, 09/15/20	472,694	0.2
370,000		St Jude Medical, Inc., 2.000%, 09/15/18	370,608	0.1
509,000		Stryker Corp., 2.000%, 03/08/19	509,401	0.2
450,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	442,216	0.2

See Accompanying Notes to Financial Statements

15

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

342,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	343,661	0.1
330,000		UnitedHealth Group, Inc., 1.900%, 07/16/18	331,486	0.1
500,000		Zimmer Biomet Holdings, Inc., 2.000%, 04/01/18	500,696	0.2
570,000		Zoetis, Inc., 1.875%, 02/01/18	570,110	0.2
			21,638,910	7.4

		Energy: 2.5%
275,000		BP Capital Markets PLC, 1.674%, 02/13/18	275,290	0.1
495,000		BP Capital Markets PLC, 2.521%, 01/15/20	497,781	0.2
820,000		Chevron Corp., 1.365%, 03/02/18	819,232	0.3
512,000		Chevron Corp., 1.790%, 11/16/18	513,985	0.2
530,000		Columbia Pipeline Group, Inc., 2.450%, 06/01/18	532,693	0.2
360,000		Energy Transfer Partners L.P., 2.500%, 06/15/18	361,391	0.1
700,000		Enterprise Products Operating LLC, 1.650%, 05/07/18	698,162	0.2
800,000		Exxon Mobil Corp., 1.708%, 03/01/19	801,796	0.3
710,000		Shell International Finance BV, 1.375%, 05/10/19	702,919	0.2
230,000		Shell International Finance BV, 1.375%, 09/12/19	226,757	0.1
473,000		Shell International Finance BV, 1.625%, 11/10/18	473,905	0.2
430,000		Shell International Finance BV, 1.750%, 09/12/21	417,743	0.1
350,000		Shell International Finance BV, 2.125%, 05/11/20	349,751	0.1
319,000		Statoil ASA, 1.950%, 11/08/18	320,055	0.1
430,000		TransCanada PipeLines Ltd., 1.875%, 01/12/18	430,692	0.1
			7,422,152	2.5

		Financial: 15.5%
340,000	#	ABN AMRO Bank NV, 2.450%, 06/04/20	338,455	0.1
612,000		Aegon NV, 1.677%, 07/29/49	442,542	0.1
614,000		Air Lease Corp., 2.125%, 01/15/18	615,204	0.2
770,000		American Express Credit Corp., 1.800%, 07/31/18	771,036	0.3
500,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.050%, 09/23/19	497,940	0.2
540,000		Bank of America Corp., 1.950%, 05/12/18	540,859	0.2
1,063,000		Bank of America Corp., 2.600%, 01/15/19	1,072,237	0.4
583,000		Bank of America Corp., 2.650%, 04/01/19	589,250	0.2
426,000		Bank of America Corp., 2.151%, 11/09/20	420,573	0.1
550,000		Bank of Montreal, 1.800%, 07/31/18	550,379	0.2

490,000		Bank of Montreal, 2.100%, 12/12/19	489,906	0.2
850,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	856,898	0.3
500,000		Bank of Nova Scotia, 1.650%, 06/14/19	495,385	0.2
810,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.700%, 03/05/18	807,436	0.3
310,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	309,752	0.1
530,000	#	BNZ International Funding Ltd./London, 2.100%, 09/14/21	514,487	0.2
650,000	#	BNZ International Funding Ltd./London, 2.350%, 03/04/19	652,281	0.2
470,000		Canadian Imperial Bank of Commerce, 1.600%, 09/06/19	465,280	0.2
400,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	402,382	0.1
320,000		Capital One NA/Mclean VA, 1.850%, 09/13/19	316,422	0.1
790,000		Charles Schwab Corp., 1.500%, 03/10/18	790,220	0.3
1,203,000		Citigroup, Inc., 2.050%, 12/07/18	1,203,180	0.4
592,000		Citigroup, Inc., 2.500%, 07/29/19	596,164	0.2
660,000		Citizens Financial Group, Inc., 5.158%, 06/29/23	684,889	0.2
630,000		Comerica, Inc., 2.125%, 05/23/19	629,184	0.2
915,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	909,080	0.3
750,000		Credit Suisse/New York NY, 1.700%, 04/27/18	748,385	0.3
1,050,000		Discover Bank/Greenwood DE, 2.600%, 11/13/18	1,059,361	0.4
490,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	484,104	0.2
950,000		Fifth Third Bank/Cincinnati OH, 2.150%, 08/20/18	956,060	0.3
450,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	449,215	0.1
1,026,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	1,032,248	0.3
735,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	740,539	0.2
587,000		Goldman Sachs Group, Inc., 2.625%, 01/31/19	593,397	0.2
542,000		Huntington National Bank, 2.200%, 11/06/18	543,664	0.2
290,000		Huntington Bancshares, Inc./OH, 3.150%, 03/14/21	294,129	0.1
800,000	#	ING Bank NV, 2.050%, 08/17/18	800,711	0.3
900,000	#	ING Bank NV, 2.700%, 08/17/20	902,993	0.3
1,070,000		JPMorgan Chase & Co., 1.700%, 03/01/18	1,069,952	0.4
540,000		JPMorgan Chase & Co., 2.550%, 03/01/21	538,100	0.2

See Accompanying Notes to Financial Statements

16

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

760,000		JPMorgan Chase & Co., 1.850%, 03/22/19	757,555	0.3
450,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	452,559	0.2
496,000		KeyCorp, 2.300%, 12/13/18	499,082	0.2
206,000		Kilroy Realty L.P., 4.800%, 07/15/18	213,299	0.1
705,000	#	Metropolitan Life Global Funding I, 1.550%, 09/13/19	694,288	0.2
840,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	816,637	0.3
60,000		Morgan Stanley, 2.200%, 12/07/18	60,237	0.0
744,000		Morgan Stanley, 2.375%, 07/23/19	746,251	0.3
800,000		Morgan Stanley, 2.450%, 02/01/19	805,610	0.3
770,000		Morgan Stanley, 2.500%, 01/24/19	778,205	0.3
550,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/19	545,345	0.2
400,000		National Rural Utilities Cooperative Finance Corp., 1.650%, 02/08/19	399,598	0.1
350,000	#	New York Life Global Funding, 1.550%, 11/02/18	349,024	0.1
828,000		PNC Bank NA, 2.400%, 10/18/19	835,562	0.3
710,000	#	Pricoa Global Funding I, 1.900%, 09/21/18	712,064	0.2
370,000		Regions Bank/Birmingham AL, 2.250%, 09/14/18	371,296	0.1
730,000		Royal Bank of Canada, 1.800%, 07/30/18	732,383	0.2
820,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	819,510	0.3
430,000		Santander UK PLC, 2.500%, 03/14/19	432,485	0.1
626,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	625,620	0.2
610,000	#	Standard Chartered PLC, 2.100%, 08/19/19	603,139	0.2
370,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	371,844	0.1
357,000		SunTrust Banks, Inc., 2.500%, 05/01/19	360,100	0.1
800,000		Toronto-Dominion Bank, 1.450%, 09/06/18	796,338	0.3
584,000		Toronto-Dominion Bank, 2.250%, 11/05/19	587,430	0.2
250,000		UBS AG/Stamford CT, 1.800%, 03/26/18	250,185	0.1
860,000	#	UBS Group Funding Jersey Ltd., 2.950%, 09/24/20	860,488	0.3
760,000	#	UBS Group Funding Jersey Ltd, 2.650%, 02/01/22	738,765	0.2
526,000		US Bank NA/Cincinnati OH, 2.125%, 10/28/19	527,861	0.2

438,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 2.700%, 09/17/19	443,094	0.1
1,330,000		Wells Fargo Bank NA, 2.150%, 12/06/19	1,329,600	0.5
535,000		Westpac Banking Corp., 1.600%, 08/19/19	528,590	0.2
			45,218,323	15.5

		Industrial: 1.4%
724,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	726,899	0.2
540,000		Corning, Inc., 1.500%, 05/08/18	538,508	0.2
175,000		General Electric Co., 2.200%, 01/09/20	175,555	0.1
713,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	725,868	0.2
630,000		Lockheed Martin Corp., 1.850%, 11/23/18	632,673	0.2
750,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	749,213	0.3
500,000		United Technologies Corp., 1.778%, 05/04/18	500,201	0.2
			4,048,917	1.4

		Technology: 1.6%
1,230,000		Applied Materials, Inc., 2.625%, 10/01/20	1,239,908	0.4
1,290,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, 06/01/19	1,317,264	0.4
237,000		Hewlett Packard Enterprise Co., 2.850%, 10/05/18	239,349	0.1
500,000		Microsoft Corp., 1.100%, 08/08/19	493,241	0.2
817,000		Microsoft Corp., 1.300%, 11/03/18	816,407	0.3
325,000		Microsoft Corp., 1.550%, 08/08/21	315,133	0.1
390,000		QUALCOMM, Inc., 1.400%, 05/18/18	389,968	0.1
			4,811,270	1.6

		Utilities: 1.9%
880,000		Black Hills Corp., 2.500%, 01/11/19	883,633	0.3
200,000		Dominion Resources, Inc./VA, 1.600%, 08/15/19	196,987	0.1
780,000		Dominion Resources, Inc./VA, 1.900%, 06/15/18	780,562	0.2
1,125,000		Duke Energy Corp., 1.800%, 09/01/21	1,083,889	0.4
268,000	#	Electricite de France SA, 2.350%, 10/13/20	265,376	0.1
305,000		NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	304,112	0.1
410,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	413,186	0.1

See Accompanying Notes to Financial Statements

17

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

658,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/19	648,915	0.2
580,000		Sempra Energy, 1.625%, 10/07/19	572,632	0.2
540,000		Southern Power Co., 1.500%, 06/01/18	537,651	0.2
			5,686,943	1.9

	Total Corporate Bonds/Notes (Cost $103,735,140)		103,640,560	35.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
371,998		Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.040%, 02/25/34	378,629	0.1

	Total Collateralized Mortgage Obligations (Cost $375,562)		378,629	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal Home Loan Mortgage Corporation: 0.0%##
271		2.507%, due 07/01/24	277	0.0

		Federal National Mortgage Association: 0.1%##
89,467		6.500%, due 10/01/22	101,272	0.1
25,596		6.500%, due 10/01/32	28,981	0.0
16,221		7.000%, due 10/01/32	16,526	0.0
			146,779	0.1

	Total U.S. Government Agency Obligations (Cost $134,235)		147,056	0.1

U.S. TREASURY OBLIGATIONS: 20.9%
		Treasury Inflation Indexed Protected Securities: 3.8%
11,055,352		0.125%, due 04/15/18	11,158,553	3.8

		U.S. Treasury Notes: 17.1%
264,400		0.750%, due 01/31/18	263,868	0.1
4,216,200		0.750%, due 02/28/18	4,206,321	1.4
6,914,000		0.750%, due 02/15/19	6,844,445	2.4
17,620,000	L	1.000%, due 11/30/18	17,561,995	6.0
2,313,000		1.125%, due 02/28/21	2,248,942	0.8
5,929,000		1.375%, due 12/15/19	5,912,067	2.0
3,698,000	L	1.750%, due 11/30/21	3,667,240	1.3
2,802,000		1.750%, due 01/31/23	2,734,699	0.9
6,539,000		2.125%, due 11/30/23	6,488,499	2.2
			49,928,076	17.1

	Total U.S. Treasury Obligations (Cost $61,291,384)		61,086,629	20.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
143,630		Banc of America Commercial Mortgage Trust 2007-1 A1A, 5.428%, 01/15/49	143,491	0.0
13,202		Banc of America Commercial Mortgage Trust 2007-1 A4, 5.451%, 01/15/49	13,195	0.0

14,796		Banc of America Commercial Mortgage Trust 2007-3 A1A, 5.549%, 06/10/49	14,903	0.0
179,338		Banc of America Commercial Mortgage Trust 2007-3 A4, 5.549%, 06/10/49	180,356	0.1
228,363		Banc of America Commercial Mortgage Trust 2007-4 A4, 5.747%, 02/10/51	231,549	0.1
193,884	#	Banc of America Re-REMIC Trust 2009-UBER2 A4AA, 5.722%, 02/24/51	194,079	0.1
2,830,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	2,842,547	1.0
885,022		Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26 A4, 5.471%, 01/12/45	885,971	0.3
759,000		CD 2007-CD5 Mortgage Trust AJ, 6.116%, 11/15/44	778,232	0.3
525,000		CD 2007-CD5 Mortgage Trust AJA, 6.116%, 11/15/44	539,195	0.2
1,260,000		Citigroup Commercial Mortgage Trust 2007-6 A4, 5.711%, 12/10/49	1,271,030	0.4
590,866		Citigroup Commercial Mortgage Trust 2007-C6 A1A, 5.711%, 12/10/49	596,064	0.2
500,000	#	Citigroup Commercial Mortgage Trust 2016-SMPL A, 2.228%, 09/10/31	487,996	0.2
1,147,728		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	1,154,601	0.4
481,651		COBALT CMBS Commercial Mortgage Trust 2007-C2 A3, 5.484%, 04/15/47	482,929	0.2
335,321	#	COMM 2010-RR1 GEA, 5.543%, 12/11/49	335,055	0.1
280,000		COMM 2012-CR4 A2, 1.801%, 10/15/45	280,880	0.1
348,514	#	Commercial Mortgage Trust 2004-GG1 F, 6.361%, 06/10/36	350,070	0.1
1,146,910	#	DBRR 2011-C32 A3A, 5.525%, 06/17/49	1,151,238	0.4
207,559		Ginnie Mae 2015-21 AF, 2.067%, 07/16/48	205,114	0.1
474,207		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	466,740	0.2
210,001		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	210,085	0.1
528,753		Ginnie Mae Series 2011-53 B, 4.397%, 05/16/51	551,019	0.2
243,181		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/41	248,034	0.1

See Accompanying Notes to Financial Statements

18

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

860,000		GS Mortgage Securities Trust 2012-GCJ9, 1.762%, 11/10/45	862,286	0.3
1,032,239		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10 B, 5.021%, 01/12/37	1,058,671	0.4
126,168		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 A3, 5.420%, 01/15/49	126,204	0.0
2,170,502		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP12, 5.882%, 02/15/51	2,199,921	0.7
660,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2014-BXH D, 2.954%, 04/15/27	649,549	0.2
280,000	#	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	278,169	0.1
166,463		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.113%, 04/15/41	172,616	0.0
325,392		ML-CFC Commercial Mortgage Trust 2007-9 A4, 5.700%, 09/12/49	331,929	0.1
521,866		Morgan Stanley Capital I Trust 2007-IQ13 A4, 5.364%, 03/15/44	522,233	0.2
1,176,696		Morgan Stanley Capital I Trust 2007-IQ16, 5.809%, 12/12/49	1,194,209	0.4
1,203,019	#	Morgan Stanley Re-REMIC Trust 2009-GG10 A4A, 5.793%, 08/12/45	1,206,079	0.4
1,775,595	#	Morgan Stanley Re-REMIC Trust 2010-GG10 A4A, 5.793%, 08/15/45	1,780,257	0.6
806,534		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	835,779	0.3
760,000	#	PFP 2015-2 C, 3.957%, 07/14/34	746,195	0.2
750,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.474%, 08/15/39	756,632	0.2
420,485		Wachovia Bank Commercial Mortgage Trust 2007-C30 A5, 5.342%, 12/15/43	420,020	0.1

	Total Commercial Mortgage-Backed Securities (Cost $27,145,170)		26,755,122	9.1

ASSET-BACKED SECURITIES: 14.4%
		Automobile Asset-Backed Securities: 5.4%
410,000		Ally Auto Receivables Trust 2016-2 A4, 1.600%, 01/15/21	408,718	0.1
1,500,000	#	Bank of The West Auto Trust 2014-1 A4, 1.650%, 03/16/20	1,503,528	0.5

350,000	#	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	350,243	0.1
220,000		BMW Vehicle Lease Trust 2015-2 A4, 1.550%, 02/20/19	220,208	0.1
1,130,000		CarMax Auto Owner Trust 2015-3 A3, 1.630%, 05/15/20	1,133,213	0.4
500,000		CarMax Auto Owner Trust 2016-2 A3, 1.520%, 02/16/21	497,983	0.2
700,000		CarMax Auto Owner Trust 2016-4, 1.600%, 06/15/22	687,972	0.2
450,000	#	Chrysler Capital Auto Receivables Trust 2014-B A4, 1.760%, 12/16/19	451,508	0.2
750,000	#	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	740,781	0.3
600,000		Ford Credit Auto Owner Trust 2015-C A4, 1.740%, 02/15/21	601,105	0.2
1,300,000		Ford Credit Auto Owner Trust 2016-C, 1.400%, 02/15/22	1,279,049	0.4
450,000		GM Financial Automobile Leasing Trust 2015-3 A4, 1.810%, 11/20/19	450,464	0.2
1,200,000		GM Financial Automobile Leasing Trust 2016-3, 1.780%, 05/20/20	1,190,530	0.4
840,000		Harley-Davidson Motorcycle Trust 2014-1 A4, 1.550%, 10/15/21	842,331	0.3
970,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	971,334	0.3
300,000	#	Hyundai Auto Lease Securitization Trust 2016-C, 1.650%, 07/15/20	297,945	0.1
450,000		Mercedes-Benz Auto Receivables Trust 2015-1 A4, 1.750%, 12/15/21	451,304	0.2
1,000,000		Mercedes-Benz Auto Lease Trust 2016-B, 1.520%, 06/15/22	993,648	0.3
350,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	347,855	0.1
380,000	#	Porsche Innovative Lease Owner Trust 2015-1 A4, 1.430%, 05/21/21	380,363	0.1
320,000		Toyota Auto Receivables 2015-B Owner Trust A4, 1.740%, 09/15/20	321,216	0.1
670,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	664,760	0.2
210,000		USAA Auto Owner Trust 2015-1 A4, 1.540%, 11/16/20	210,357	0.1
260,000		World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/22	260,059	0.1

See Accompanying Notes to Financial Statements

19

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

600,000		World Omni Auto Receivables Trust 2016-B A4, 1.480%, 11/15/22	587,072	0.2
			15,843,546	5.4

		Credit Card Asset-Backed Securities: 4.3%
1,500,000		Cabela's Credit Card Master Note Trust 2015-1A A1, 2.260%, 03/15/23	1,503,297	0.5
900,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	897,917	0.3
620,000		Capital One Multi-Asset Execution Trust 2015-A7 A7, 1.450%, 08/16/21	619,479	0.2
650,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	641,650	0.2
1,200,000		Capital One Multi-Asset Execution Trust, 1.820%, 09/15/22	1,197,730	0.4
1,000,000		Chase Issuance Trust 2015-A7 A7, 1.620%, 07/15/20	1,002,300	0.3
550,000		Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	544,990	0.2
400,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	394,886	0.1
420,000		Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	423,527	0.2
900,000		Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	896,600	0.3
740,000		Discover Card Execution Note Trust 2012-A6 A6, 1.670%, 01/18/22	737,595	0.3
400,000		Discover Card Execution Note Trust 2014-A1 A1, 1.134%, 07/15/21	401,676	0.1
470,000		Discover Card Execution Note Trust 2014-A4 A4, 2.120%, 12/15/21	473,407	0.2
470,000		Discover Card Execution Note Trust 2015-A3 A, 1.450%, 03/15/21	469,435	0.2
1,200,000		Discover Card Execution Note Trust, 1.390%, 03/15/22	1,187,006	0.4
430,000		Synchrony Credit Card Master Note Trust 2015-2 A, 1.600%, 04/15/21	430,485	0.2
600,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	602,804	0.2
			12,424,784	4.3

		Home Equity Asset-Backed Securities: 0.0%
119,212		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	120,265	0.0

		Other Asset-Backed Securities: 4.7%
630,000	#	Apidos CLO XI, 2.324%, 01/17/28	630,995	0.2

840,000	#	Benefit Street Partners CLO IV Ltd., 2.233%, 01/20/29	840,000	0.3
1,650,000	#	Benefit Street Partners CLO X Ltd., 2.233%, 01/15/29	1,649,987	0.6
900,000	#	BlueMountain CLO 2012-2 Ltd., 2.304%, 11/20/28	901,489	0.3
920,000	#	BlueMountain CLO 2013-1 Ltd., 2.106%, 01/20/29	919,888	0.3
1,000,000	#	BlueMountain CLO III Ltd. 2007-3A C, 1.683%, 03/17/21	995,688	0.4
770,000	#	Cent CLO 21 Ltd., 2.276%, 07/27/26	768,481	0.3
600,000	#	CIFC Funding 2006-I2A B1L, 2.531%, 03/01/21	598,900	0.2
630,000	#	CIFC Funding 2016-I Ltd., 2.224%, 10/21/28	629,995	0.2
620,000		CNH Equipment Trust 2015-B A4, 1.890%, 04/15/22	621,333	0.2
960,000	#	Dryden 33 Senior Loan Fund 2014-33A AR, 2.310%, 10/15/28	961,801	0.3
1,500,000	#	GoldenTree Loan Opportunities III Ltd. 2007-3A C, 2.136%, 05/01/22	1,495,800	0.5
88,638	#	GSAMP Trust 2005-SEA2 A1, 1.106%, 01/25/45	88,220	0.0
950,000	#	LCM XXIII Ltd., 2.506%, 10/20/29	949,992	0.3
880,000	#	Oaktree EIF II Series B1 Ltd., 2.456%, 02/15/26	880,212	0.3
750,000	#	OHA Loan Funding 2015-1 Ltd., 2.347%, 08/15/29	749,997	0.3
			13,682,778	4.7

	Total Asset-Backed Securities (Cost $42,082,767)		42,071,373	14.4

	Total Long-Term Investments (Cost $234,764,258)		234,079,369	80.0

SHORT-TERM INVESTMENTS: 27.5%
		Corporate Bonds/Notes: 7.7%
690,000		Alibaba Group Holding Ltd, 1.625%, 11/28/17	689,286	0.2
504,000		Altera Corp., 1.750%, 05/15/17	505,593	0.2
327,000		American Express Credit Corp., 1.550%, 09/22/17	327,387	0.1
592,000	#	Bayer US Finance LLC, 1.500%, 10/06/17	591,258	0.2
830,000		BB&T Corp., 1.600%, 08/15/17	830,983	0.3
417,000		Becton Dickinson and Co., 1.800%, 12/15/17	418,019	0.1
250,000		BPCE SA, 1.613%, 07/25/17	249,830	0.1
546,000		BPCE SA, 1.625%, 02/10/17	546,168	0.2
505,000		Citizens Bank NA/Providence RI, 1.600%, 12/04/17	504,552	0.2
1,082,000		Compass Bank, 1.850%, 09/29/17	1,079,685	0.4

See Accompanying Notes to Financial Statements

20

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

716,000		Credit Suisse/New York NY, 1.375%, 05/26/17	716,197	0.2
757,000		Ford Motor Credit Co. LLC, 1.684%, 09/08/17	755,877	0.3
281,000		Johnson Controls International plc, 1.400%, 11/02/17	281,491	0.1
616,000		Kinder Morgan, Inc./DE, 2.000%, 12/01/17	617,037	0.2
540,000		KLA-Tencor Corp., 2.375%, 11/01/17	543,315	0.2
930,000		Manufacturers & Traders Trust Co., 1.400%, 07/25/17	930,535	0.3
485,000		McKesson Corp., 1.292%, 03/10/17	485,138	0.2
504,000	#	Mitsubishi UFJ Trust & Banking Corp., 1.600%, 10/16/17	503,608	0.2
622,000		National Rural Utilities Cooperative Finance Corp., 1.100%, 01/27/17	621,991	0.2
525,000		NetApp, Inc., 2.000%, 12/15/17	526,545	0.2
430,000		NextEra Energy Capital Holdings, Inc., 1.586%, 06/01/17	430,289	0.1
798,000		Philip Morris International, Inc., 1.250%, 11/09/17	797,295	0.3
1,089,000		Santander UK PLC, 1.650%, 09/29/17	1,090,234	0.4
468,000		Southern California Edison Co., 1.125%, 05/01/17	468,084	0.2
706,000		Southern Co., 1.300%, 08/15/17	705,727	0.2
539,000		Statoil ASA, 1.250%, 11/09/17	538,444	0.2
538,000		Sumitomo Mitsui Banking Corp., 1.350%, 07/11/17	537,504	0.2
319,000		Thomson Reuters Corp., 1.300%, 02/23/17	319,024	0.1
436,000		Thomson Reuters Corp., 1.650%, 09/29/17	436,549	0.2
430,000		Total Capital International SA, 1.550%, 06/28/17	430,724	0.1
915,000		UBS AG/Stamford CT, 1.375%, 08/14/17	914,757	0.3
591,000		UnitedHealth Group, Inc., 1.400%, 12/15/17	591,154	0.2
755,000		US Bank NA/Cincinnati OH, 1.375%, 09/11/17	755,646	0.3
382,000		Valspar Corp., 6.050%, 05/01/17	387,252	0.1
1,302,000		Visa, Inc., 1.200%, 12/14/17	1,301,913	0.4
419,000		Vodafone Group PLC, 5.625%, 02/27/17	421,425	0.1
540,000		Whirlpool Corp., 1.650%, 11/01/17	540,852	0.2
			22,391,368	7.7

		U.S. Government Agency Obligations: 0.0%
539		Fannie Mae, 6.000%, 03/01/17	541	0.0
553		Fannie Mae, 6.000%, 05/01/17	553	0.0

2,180	Fannie Mae, 6.000%, 09/01/17	2,182	0.0
		3,276	0.0

	Securities Lending Collateralcc: 7.2%
4,982,740	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,983,018, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $5,082,684, due 12/31/17-10/20/46)	4,982,740	1.7
4,982,740	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,983,013, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $5,082,395, due 01/25/17-10/20/66)	4,982,740	1.7
4,982,740	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,983,024, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,082,395, due 03/02/17-02/01/49)	4,982,740	1.7
1,048,604	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,048,661, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $1,069,576, due 10/31/18-11/30/22)	1,048,604	0.4

See Accompanying Notes to Financial Statements

21

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

4,982,740	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,983,013, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $5,082,395, due 01/15/17-08/20/66)	4,982,740	1.7
		20,979,564	7.2

	U.S. Treasury Notes: 10.8%
31,616,000	United States Treasury Note, 1.000%, 12/31/17
	(Cost $31,581,859)	31,643,727	10.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.8%
5,284,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $5,284,000)	5,284,000	1.8

	Total Short-Term Investments (Cost $80,213,848)	80,301,935	27.5

	Total Investments in Securities (Cost $314,978,106)	$314,381,304	107.5
	Liabilities in Excess of Other Assets	(21,876,417)	(7.5)
	Net Assets	$292,504,887	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $315,022,192.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$620,189
Gross Unrealized Depreciation	(1,261,077)

Net Unrealized Depreciation	$(640,888)

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 17.5%
3,725		Advance Auto Parts, Inc.	629,972	0.2
23,098		Aramark	825,060	0.2
132,620	@,L	Carmax, Inc.	8,539,402	2.4
160,590		Carnival Corp.	8,360,315	2.3
1,635	@	Chipotle Mexican Grill, Inc.	616,918	0.2
43,945		Coach, Inc.	1,538,954	0.4
70,778		Comcast Corp. – Class A	4,887,221	1.3
109,760	@	Dollar Tree, Inc.	8,471,277	2.3
7,945		Expedia, Inc.	900,010	0.3
18,140	@	Liberty Interactive Corp. QVC Group	362,437	0.1
119,092		Lowe's Cos, Inc.	8,469,823	2.3
11,881		Marriott International, Inc.	982,321	0.3
17,720		McDonald's Corp.	2,156,878	0.6
35,175	@	Michaels Cos, Inc.	719,329	0.2
20,000		Newell Brands, Inc.	893,000	0.2
106,515		Nike, Inc.	5,414,157	1.5
21,470	@	O'Reilly Automotive, Inc.	5,977,463	1.6
11,911		PVH Corp.	1,074,849	0.3
8,815		Royal Caribbean Cruises Ltd.	723,183	0.2
20,365		Walt Disney Co.	2,122,440	0.6
			63,665,009	17.5

		Consumer Staples: 10.0%
115,283		Altria Group, Inc.	7,795,437	2.1
129,359		Coca-Cola Co.	5,363,224	1.5
46,976		CVS Health Corp.	3,706,876	1.0
111,931	@	Edgewell Personal Care Co.	8,169,844	2.3
65,230		Kroger Co.	2,251,087	0.6
27,049		PepsiCo, Inc.	2,830,137	0.8
54,325		Philip Morris International, Inc.	4,970,194	1.4
15,236		Walgreens Boots Alliance, Inc.	1,260,931	0.3
			36,347,730	10.0

		Energy: 5.0%
25,459		Canadian Natural Resources Ltd.	811,633	0.2
67,134		Chevron Corp.	7,901,672	2.2
44,406		ConocoPhillips	2,226,517	0.6
11,340		EQT Corp.	741,636	0.2
36,345		Exxon Mobil Corp.	3,280,500	0.9
35,390		Noble Energy, Inc.	1,346,943	0.4
21,875		Schlumberger Ltd.	1,836,406	0.5
			18,145,307	5.0

		Financials: 20.7%
12,060	@	Alleghany Corp.	7,333,927	2.0
8,178		Aon PLC	912,092	0.3
136,256		Bank of America Corp.	3,011,258	0.8
76,389		Bank of New York Mellon Corp.	3,619,311	1.0
101,577	@	Berkshire Hathaway, Inc. – Class B	16,555,019	4.6

20,337		Blackrock, Inc.	7,739,042	2.1
111,111		Citigroup, Inc.	6,603,327	1.8
14,415		Invesco Ltd.	437,351	0.1
73,184		JPMorgan Chase & Co.	6,315,047	1.7
108,515		Morgan Stanley	4,584,759	1.3
198,103		Progressive Corp.	7,032,657	1.9
5,345		S&P Global, Inc.	574,801	0.2
187,790		Wells Fargo & Co.	10,349,107	2.9
			75,067,698	20.7

		Health Care: 10.1%
28,764		Abbott Laboratories	1,104,825	0.3
7,360	@	Alexion Pharmaceuticals, Inc.	900,496	0.3
7,265	@	Allergan plc	1,525,723	0.4
13,810		Anthem, Inc.	1,985,464	0.5
8,730	@	Biogen, Inc.	2,475,653	0.7
80,932		Bristol-Myers Squibb Co.	4,729,666	1.3
17,482		Cardinal Health, Inc.	1,258,180	0.3
17,750	@	Celgene Corp.	2,054,562	0.6
16,555		Cigna Corp.	2,208,271	0.6
6,099		Cooper Cos., Inc.	1,066,898	0.3
90,390		Eli Lilly & Co.	6,648,185	1.8
30,494		Johnson & Johnson	3,513,214	1.0
17,737		Medtronic PLC	1,263,407	0.3
107,955		Pfizer, Inc.	3,506,378	1.0
9,743	@	Vertex Pharmaceuticals, Inc.	717,767	0.2
17,750		Zimmer Biomet Holdings, Inc.	1,831,800	0.5
			36,790,489	10.1

		Industrials: 12.9%
59,650		Deere & Co.	6,146,336	1.7
7,225		Dun & Bradstreet Corp.	876,537	0.2
13,929		Eaton Corp. PLC	934,497	0.3
43,493		FedEx Corp.	8,098,396	2.2
45,860		General Dynamics Corp.	7,918,188	2.2
293,745		General Electric Co.	9,282,342	2.6
32,983		Honeywell International, Inc.	3,821,080	1.0
23,699		Johnson Controls International plc	976,162	0.3
44,415		Nielsen NV	1,863,209	0.5
61,430		Norfolk Southern Corp.	6,638,740	1.8
4,770	@	Stericycle, Inc.	367,481	0.1
			46,922,968	12.9

		Information Technology: 15.7%
29,560		Activision Blizzard, Inc.	1,067,412	0.3
15,525	@	Akamai Technologies, Inc.	1,035,207	0.3
2,948	@	Alphabet, Inc. - Class A	2,336,143	0.6
6,783	@	Alphabet, Inc. - Class C	5,235,255	1.4
134,319		Apple, Inc.	15,556,826	4.3
16,898		Broadcom Ltd.	2,987,059	0.8
157,880		Cisco Systems, Inc.	4,771,134	1.3
20,939	@	Electronic Arts, Inc.	1,649,156	0.5
36,360	@	Facebook, Inc.	4,183,218	1.2
19,335		Fidelity National Information Services, Inc.	1,462,499	0.4
23,901		Mastercard, Inc.	2,467,778	0.7
83,905		Microsoft Corp.	5,213,857	1.4
7,935	@	Palo Alto Networks, Inc.	992,272	0.3

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

19,070	Qualcomm, Inc.	1,243,364	0.3
86,062	Visa, Inc. - Class A	6,714,557	1.9
		56,915,737	15.7

		Materials: 3.5%
9,975	Monsanto Co.	1,049,470	0.3
75,600	Mosaic Co.	2,217,348	0.6
16,340	NewMarket Corp.	6,925,546	1.9
8,771	Sherwin-Williams Co.	2,357,118	0.7
		12,549,482	3.5

		Real Estate: 0.7%
23,460	American Tower Corp.	2,479,253	0.7

		Telecommunication Services: 2.8%
34,675	AT&T, Inc.	1,474,728	0.4
161,454	Verizon Communications, Inc.	8,618,414	2.4
		10,093,142	2.8

		Utilities: 0.6%
9,626	DTE Energy Co.	948,257	0.2
19,849	Edison International	1,428,930	0.4
		2,377,187	0.6

	Total Common Stock (Cost $319,944,317)	361,354,002	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc: 2.4%
2,034,757	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $2,034,875, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $2,075,452, due 12/01/17-01/01/47)	2,034,757	0.6
428,349	JPMorgan Chase & Co., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $428,372, collateralized by various U.S. Government Securities, 0.000%-1.375%, Market Value plus accrued interest $436,919, due 04/13/17-08/31/21)	428,349	0.1

2,034,757	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,034,868, collateralized by various U.S. Government Agency Obligations, 1.742%-6.000%, Market Value plus accrued interest $2,075,452, due 08/01/22-01/15/49)	2,034,757	0.6
2,034,757	Mizuho Securities USA Inc., Repurchase Agreement dated 12/30/16, 0.48%, due 01/03/17 (Repurchase Amount $2,034,864, collateralized by various U.S. Government Agency Obligations, 2.000%-6.500%, Market Value plus accrued interest $2,075,452, due 07/01/24-09/20/46)	2,034,757	0.5
2,034,757	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,034,873, collateralized by various U.S. Government Agency Obligations, 0.875%-7.000%, Market Value plus accrued interest $2,075,452, due 02/13/17-01/01/47)	2,034,757	0.6
		8,567,377	2.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.3%
4,788,853	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $4,788,853)	4,788,853	1.3

	Total Short-Term Investments (Cost $13,356,230)	13,356,230	3.7

	Total Investments in Securities (Cost $333,300,547)	$374,710,232	103.2
	Liabilities in Excess of Other Assets	(11,737,719)	(3.2)
	Net Assets	$362,972,513	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $335,317,863.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,013,525
Gross Unrealized Depreciation	(6,621,156)

Net Unrealized Appreciation	$39,392,369

See Accompanying Notes to Financial Statements

25

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 11.9%
17,245		Advance Auto Parts, Inc.	2,916,474	0.1
92,343	@	Amazon.com, Inc.	69,245,245	1.5
15,379	@	Autonation, Inc.	748,188	0.0
6,758	@	Autozone, Inc.	5,337,401	0.1
35,609		Bed Bath & Beyond, Inc.	1,447,150	0.0
63,927		Best Buy Co., Inc.	2,727,765	0.1
46,878		BorgWarner, Inc.	1,848,868	0.0
44,564	@	Carmax, Inc.	2,869,476	0.1
98,182		Carnival Corp.	5,111,355	0.1
91,778		CBS Corp. - Class B	5,838,916	0.1
50,699	@	Charter Communications, Inc.	14,597,256	0.3
6,779	@,L	Chipotle Mexican Grill, Inc.	2,557,852	0.1
65,645		Coach, Inc.	2,298,888	0.1
558,048		Comcast Corp. – Class A	38,533,214	0.9
28,819		Darden Restaurants, Inc.	2,095,718	0.1
63,415		Delphi Automotive PLC	4,271,000	0.1
35,576	@,L	Discovery Communications, Inc. - Class A	975,138	0.0
51,649	@	Discovery Communications, Inc. - Class C	1,383,160	0.0
59,510		Dollar General Corp.	4,407,906	0.1
55,274	@	Dollar Tree, Inc.	4,266,047	0.1
79,459		D.R. Horton, Inc.	2,171,614	0.1
28,276		Expedia, Inc.	3,203,105	0.1
31,682		Foot Locker, Inc.	2,245,937	0.1
913,818		Ford Motor Co.	11,084,612	0.2
51,367		Gap, Inc.	1,152,675	0.0
26,915		Garmin Ltd.	1,305,108	0.0
324,789		General Motors Co.	11,315,649	0.3
34,826		Genuine Parts Co.	3,327,276	0.1
61,124		Goodyear Tire & Rubber Co.	1,886,898	0.0
48,495		H&R Block, Inc.	1,114,900	0.0
88,493		Hanesbrands, Inc.	1,908,794	0.0
41,390		Harley-Davidson, Inc.	2,414,693	0.1
16,323		Harman International Industries, Inc.	1,814,465	0.0
26,297		Hasbro, Inc.	2,045,644	0.1
285,221		Home Depot, Inc.	38,242,432	0.8
92,957		Interpublic Group of Cos., Inc.	2,176,123	0.1
41,320		Kohl's Corp.	2,040,382	0.0
56,242		L Brands, Inc.	3,702,973	0.1
31,300		Leggett & Platt, Inc.	1,529,944	0.0
46,009		Lennar Corp. - Class A	1,975,166	0.0
72,001	@	LKQ Corp.	2,206,831	0.1
203,667		Lowe's Cos, Inc.	14,484,797	0.3
71,570		Macy's, Inc.	2,562,922	0.1
74,971		Marriott International, Inc.	6,198,602	0.1
80,087		Mattel, Inc.	2,206,397	0.1
194,441		McDonald's Corp.	23,667,359	0.5
38,457	@	Michael Kors Holdings Ltd.	1,652,882	0.0

14,761	@	Mohawk Industries, Inc.	2,947,476	0.1
100,482	@	Netflix, Inc.	12,439,672	0.3
112,950		Newell Brands, Inc.	5,043,218	0.1
89,426		News Corp - Class A	1,024,822	0.0
28,045		News Corp - Class B	330,931	0.0
312,854		Nike, Inc.	15,902,369	0.4
27,193		Nordstrom, Inc.	1,303,361	0.0
55,230		Omnicom Group	4,700,625	0.1
22,118	@	O'Reilly Automotive, Inc.	6,157,872	0.1
11,554	@	Priceline.com, Inc.	16,938,857	0.4
69,696		Pulte Group, Inc.	1,281,012	0.0
18,560		PVH Corp.	1,674,854	0.0
13,186		Ralph Lauren Corp.	1,190,960	0.0
92,856		Ross Stores, Inc.	6,091,354	0.1
39,189		Royal Caribbean Cruises Ltd.	3,215,066	0.1
22,305		Scripps Networks Interactive - Class A	1,591,908	0.0
16,292		Signet Jewelers Ltd.	1,535,684	0.0
152,320		Staples, Inc.	1,378,496	0.0
340,768		Starbucks Corp.	18,919,439	0.4
131,516		Target Corp.	9,499,401	0.2
50,204		TEGNA, Inc.	1,073,864	0.0
25,061	L	Tiffany & Co.	1,940,473	0.0
180,553		Time Warner, Inc.	17,428,781	0.4
152,637		TJX Cos., Inc.	11,467,618	0.3
30,731		Tractor Supply Co.	2,329,717	0.1
26,762	@	TripAdvisor, Inc.	1,240,954	0.0
247,911		Twenty-First Century Fox, Inc. - Class A	6,951,424	0.2
114,050		Twenty-First Century Fox, Inc. - Class B	3,107,863	0.1
13,728	@	Ulta Salon Cosmetics & Fragrance, Inc.	3,499,816	0.1
43,021	@,L	Under Armour, Inc. Class A	1,249,760	0.0
43,262	@	Under Armour, Inc. Class C-W/I	1,088,905	0.0
20,684	@	Urban Outfitters, Inc.	589,080	0.0
77,494		VF Corp.	4,134,305	0.1
81,336		Viacom, Inc. - Class B	2,854,894	0.1
342,816		Walt Disney Co.	35,728,284	0.8
17,586		Whirlpool Corp.	3,196,607	0.1
25,235		Wyndham Worldwide Corp.	1,927,197	0.0
18,581	L	Wynn Resorts Ltd.	1,607,442	0.0
81,635		Yum! Brands, Inc.	5,169,945	0.1
			542,869,503	11.9

		Consumer Staples: 9.3%
456,637		Altria Group, Inc.	30,877,794	0.7
134,725		Archer-Daniels-Midland Co.	6,150,196	0.1
42,706		Brown-Forman Corp. - Class B	1,918,354	0.0
45,366		Campbell Soup Co.	2,743,282	0.1
60,550		Church & Dwight Co., Inc.	2,675,704	0.1
30,145		Clorox Co.	3,618,003	0.1
908,854		Coca-Cola Co.	37,681,087	0.8
208,114		Colgate-Palmolive Co.	13,618,980	0.3
97,375		Conagra Brands, Inc.	3,851,181	0.1
41,612		Constellation Brands, Inc.	6,379,536	0.1
102,350		Costco Wholesale Corp.	16,387,258	0.4
110,089		Coty, Inc - Class A	2,015,730	0.0

See Accompanying Notes to Financial Statements

26

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

249,697		CVS Health Corp.	19,703,590	0.4
43,016		Dr Pepper Snapple Group, Inc.	3,900,261	0.1
52,045		Estee Lauder Cos., Inc.	3,980,922	0.1
138,467		General Mills, Inc.	8,553,107	0.2
32,659		Hershey Co.	3,377,920	0.1
63,193		Hormel Foods Corp.	2,199,748	0.0
27,262		JM Smucker Co.	3,491,172	0.1
59,156		Kellogg Co.	4,360,389	0.1
83,859		Kimberly-Clark Corp.	9,569,989	0.2
139,656		Kraft Heinz Co.	12,194,762	0.3
221,069		Kroger Co.	7,629,091	0.2
26,824		McCormick & Co., Inc.	2,503,484	0.1
43,251		Mead Johnson Nutrition Co.	3,060,441	0.1
43,150		Molson Coors Brewing Co.	4,198,926	0.1
361,609		Mondelez International, Inc.	16,030,127	0.3
94,919	@	Monster Beverage Corp.	4,208,708	0.1
335,800		PepsiCo, Inc.	35,134,754	0.8
363,234		Philip Morris International, Inc.	33,232,279	0.7
626,558		Procter & Gamble Co.	52,680,997	1.2
193,625		Reynolds American, Inc.	10,850,745	0.2
117,814		Sysco Corp.	6,523,361	0.1
68,032		Tyson Foods, Inc.	4,196,214	0.1
200,376		Walgreens Boots Alliance, Inc.	16,583,118	0.4
352,584		Wal-Mart Stores, Inc.	24,370,606	0.5
74,553		Whole Foods Market, Inc.	2,293,250	0.0
			422,745,066	9.3

		Energy: 7.5%
130,862		Anadarko Petroleum Corp.	9,125,007	0.2
88,840		Apache Corp.	5,638,675	0.1
98,994		Baker Hughes, Inc.	6,431,640	0.1
108,911		Cabot Oil & Gas Corp.	2,544,161	0.1
174,530	@	Chesapeake Energy Corp.	1,225,201	0.0
442,003		Chevron Corp.	52,023,753	1.2
22,235		Cimarex Energy Co.	3,021,737	0.1
34,197	@	Concho Resources, Inc./Midland TX	4,534,522	0.1
290,107		ConocoPhillips	14,545,965	0.3
122,596		Devon Energy Corp.	5,598,959	0.1
134,972		EOG Resources, Inc.	13,645,669	0.3
40,450		EQT Corp.	2,645,430	0.1
970,908		Exxon Mobil Corp.	87,634,156	1.9
52,846	@	FMC Technologies, Inc.	1,877,618	0.0
202,403		Halliburton Co.	10,947,978	0.2
25,329		Helmerich & Payne, Inc.	1,960,465	0.0
62,437		Hess Corp.	3,889,201	0.1
449,511		Kinder Morgan, Inc.	9,309,373	0.2
198,366		Marathon Oil Corp.	3,433,716	0.1
123,583		Marathon Petroleum Corp.	6,222,404	0.1
37,900		Murphy Oil Corp.	1,179,827	0.0
88,432		National Oilwell Varco, Inc.	3,310,894	0.1
46,184	@	Newfield Exploration Co.	1,870,452	0.0
100,372		Noble Energy, Inc.	3,820,158	0.1
178,928		Occidental Petroleum Corp.	12,745,041	0.3
49,292		Oneok, Inc.	2,829,854	0.1

103,660		Phillips 66	8,957,261	0.2
39,739		Pioneer Natural Resources Co.	7,155,802	0.2
43,979		Range Resources Corp.	1,511,118	0.0
325,762		Schlumberger Ltd.	27,347,720	0.6
114,912	@	Southwestern Energy Co.	1,243,348	0.0
164,255		Spectra Energy Corp.	6,749,238	0.2
27,366		Tesoro Corp.	2,393,157	0.1
91,149	@,L	Transocean Ltd.	1,343,536	0.0
105,988		Valero Energy Corp.	7,241,100	0.2
159,980		Williams Cos., Inc.	4,981,777	0.1
			340,935,913	7.5

		Financials: 14.7%
12,835	@	Affiliated Managers Group, Inc.	1,864,925	0.0
95,554		Aflac, Inc.	6,650,558	0.1
228,469		American International Group, Inc.	14,921,310	0.3
86,222		Allstate Corp.	6,390,775	0.1
180,011		American Express Co.	13,335,215	0.3
37,006		Ameriprise Financial, Inc.	4,105,446	0.1
61,601		Aon PLC	6,870,360	0.2
41,664		Arthur J. Gallagher & Co.	2,164,861	0.1
13,349		Assurant, Inc.	1,239,588	0.0
2,365,998		Bank of America Corp.	52,288,556	1.2
247,566		Bank of New York Mellon Corp.	11,729,677	0.3
189,987		BB&T Corp.	8,933,189	0.2
444,601	@	Berkshire Hathaway, Inc. – Class B	72,461,071	1.6
28,461		Blackrock, Inc.	10,830,549	0.2
112,927		Capital One Financial Corp.	9,851,751	0.2
282,458		Charles Schwab Corp.	11,148,617	0.2
108,955		Chubb Ltd.	14,395,135	0.3
35,103		Cincinnati Financial Corp.	2,659,052	0.1
667,237		Citigroup, Inc.	39,653,895	0.9
119,852		Citizens Financial Group, Inc.	4,270,327	0.1
79,456		CME Group, Inc.	9,165,250	0.2
40,334		Comerica, Inc.	2,747,149	0.1
92,345		Discover Financial Services	6,657,151	0.1
64,096	@	E*Trade Financial Corp.	2,220,926	0.1
176,920		Fifth Third Bancorp	4,771,532	0.1
81,241		Franklin Resources, Inc.	3,215,519	0.1
86,589		Goldman Sachs Group, Inc.	20,733,736	0.5
88,443		Hartford Financial Services Group, Inc.	4,214,309	0.1
253,992		Huntington Bancshares, Inc.	3,357,774	0.1
139,472		Intercontinental Exchange, Inc.	7,869,010	0.2
95,655		Invesco Ltd.	2,902,173	0.1
837,816		JPMorgan Chase & Co.	72,295,143	1.6
253,039		Keycorp	4,623,022	0.1
75,867		Leucadia National Corp.	1,763,908	0.0
53,516		Lincoln National Corp.	3,546,505	0.1
64,695		Loews Corp.	3,029,667	0.1
36,304		M&T Bank Corp.	5,679,035	0.1

See Accompanying Notes to Financial Statements

27

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

120,722		Marsh & McLennan Cos., Inc.	8,159,600	0.2
257,352		Metlife, Inc.	13,868,699	0.3
38,948		Moody's Corp.	3,671,628	0.1
337,648		Morgan Stanley	14,265,628	0.3
26,690		Nasdaq, Inc.	1,791,433	0.0
70,968		Navient Corp.	1,166,004	0.0
49,836		Northern Trust Corp.	4,437,896	0.1
72,910		People's United Financial, Inc.	1,411,538	0.0
113,910		PNC Financial Services Group, Inc.	13,322,914	0.3
62,643		Principal Financial Group, Inc.	3,624,524	0.1
135,872		Progressive Corp.	4,823,456	0.1
100,681		Prudential Financial, Inc.	10,476,865	0.2
288,221		Regions Financial Corp.	4,138,854	0.1
60,666		S&P Global, Inc.	6,524,022	0.1
84,898		State Street Corp.	6,598,273	0.1
114,916		SunTrust Banks, Inc.	6,303,143	0.1
183,612		Synchrony Financial	6,659,607	0.1
56,998		T. Rowe Price Group, Inc.	4,289,669	0.1
25,838		Torchmark Corp.	1,905,811	0.0
66,510		Travelers Cos., Inc.	8,142,154	0.2
54,349		Unum Group	2,387,552	0.1
374,085		US Bancorp	19,216,746	0.4
1,058,331		Wells Fargo & Co.	58,324,621	1.3
30,097		Willis Towers Watson PLC	3,680,261	0.1
62,998		XL Group Ltd.	2,347,305	0.1
47,699		Zions Bancorp.	2,052,965	0.0
			668,147,834	14.7

		Health Care: 13.5%
344,727		Abbott Laboratories	13,240,964	0.3
380,502		AbbVie, Inc.	23,827,035	0.5
82,160		Aetna, Inc.	10,188,662	0.2
75,952		Agilent Technologies, Inc.	3,460,373	0.1
52,506	@	Alexion Pharmaceuticals, Inc.	6,424,109	0.1
87,822	@	Allergan plc	18,443,498	0.4
39,167		AmerisourceBergen Corp.	3,062,468	0.1
174,183		Amgen, Inc.	25,467,296	0.6
61,681		Anthem, Inc.	8,867,877	0.2
114,619		Baxter International, Inc.	5,082,206	0.1
49,713		Becton Dickinson & Co.	8,229,987	0.2
50,943	@	Biogen, Inc.	14,446,416	0.3
318,824	@	Boston Scientific Corp.	6,896,163	0.1
391,303		Bristol-Myers Squibb Co.	22,867,747	0.5
74,939		Cardinal Health, Inc.	5,393,360	0.1
181,507	@	Celgene Corp.	21,009,435	0.5
40,013	@	Centene Corp.	2,261,135	0.0
70,746	@	Cerner Corp.	3,351,238	0.1
60,113		Cigna Corp.	8,018,473	0.2
11,413		Cooper Cos., Inc.	1,996,476	0.0
17,216		CR Bard, Inc.	3,867,747	0.1
142,521		Danaher Corp.	11,093,835	0.2
36,976	@	DaVita, Inc.	2,373,859	0.1
54,059		Dentsply Sirona, Inc.	3,120,826	0.1
50,063	@	Edwards Lifesciences Corp.	4,690,903	0.1
227,462		Eli Lilly & Co.	16,729,830	0.4
46,445	@	Endo International PLC	764,949	0.0

27,469	@	Envision Healthcare Corp.	1,738,513	0.0
144,376	@	Express Scripts Holding Co.	9,931,625	0.2
308,470		Gilead Sciences, Inc.	22,089,537	0.5
68,429	@	HCA Holdings, Inc.	5,065,115	0.1
18,847	@	Henry Schein, Inc.	2,859,278	0.1
65,142	@	Hologic, Inc.	2,613,497	0.1
34,911		Humana, Inc.	7,122,891	0.2
34,396	@	Illumina, Inc.	4,404,064	0.1
9,073	@	Intuitive Surgical, Inc.	5,753,824	0.1
636,986		Johnson & Johnson	73,387,157	1.6
24,117	@	Laboratory Corp. of America Holdings	3,096,140	0.1
24,786	@	Mallinckrodt PLC - W/I	1,234,839	0.0
52,937		McKesson Corp.	7,435,002	0.2
321,486		Medtronic PLC	22,899,448	0.5
645,557		Merck & Co., Inc.	38,003,941	0.8
6,144	@	Mettler Toledo International, Inc.	2,571,633	0.1
107,750	@	Mylan NV	4,110,663	0.1
19,510		Patterson Cos., Inc.	800,495	0.0
25,649		PerkinElmer, Inc.	1,337,595	0.0
33,570		Perrigo Co. PLC	2,794,031	0.1
1,420,846		Pfizer, Inc.	46,149,078	1.0
32,462		Quest Diagnostics, Inc.	2,983,258	0.1
17,701	@	Regeneron Pharmaceuticals, Inc.	6,497,860	0.1
66,898		St. Jude Medical, Inc.	5,364,551	0.1
72,770		Stryker Corp.	8,718,574	0.2
92,492		Thermo Fisher Scientific, Inc.	13,050,621	0.3
222,859		UnitedHealth Group, Inc.	35,666,354	0.8
20,996		Universal Health Services, Inc.	2,233,555	0.0
21,872	@	Varian Medical Systems, Inc.	1,963,668	0.0
58,075	@	Vertex Pharmaceuticals, Inc.	4,278,385	0.1
18,867	@	Waters Corp.	2,535,536	0.1
46,899		Zimmer Biomet Holdings, Inc.	4,839,977	0.1
115,626		Zoetis, Inc.	6,189,460	0.1
			614,897,032	13.5

		Industrials: 10.2%
140,828		3M Co.	25,147,656	0.6
10,322		Acuity Brands, Inc.	2,382,937	0.1
28,863		Alaska Air Group, Inc.	2,561,014	0.1
22,454		Allegion Public Ltd.	1,437,056	0.0
121,314		American Airlines Group, Inc.	5,664,151	0.1
54,188		Ametek, Inc.	2,633,537	0.1
102,666		Arconic, Inc.	1,903,428	0.0
134,389		Boeing Co.	20,921,680	0.5
136,990		Caterpillar, Inc.	12,704,453	0.3
33,157		CH Robinson Worldwide, Inc.	2,429,082	0.1
20,148		Cintas Corp.	2,328,303	0.0
219,310		CSX Corp.	7,879,808	0.2
36,099		Cummins, Inc.	4,933,650	0.1
67,730		Deere & Co.	6,978,899	0.2
172,418		Delta Air Lines, Inc.	8,481,241	0.2
36,373		Dover Corp.	2,725,429	0.1
8,613		Dun & Bradstreet Corp.	1,044,929	0.0
105,762		Eaton Corp. PLC	7,095,573	0.2
150,500		Emerson Electric Co.	8,390,375	0.2

See Accompanying Notes to Financial Statements

28

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

28,041		Equifax, Inc.	3,315,287	0.1
42,234		Expeditors International Washington, Inc.	2,236,713	0.0
67,675		Fastenal Co.	3,179,371	0.1
57,247		FedEx Corp.	10,659,391	0.2
30,545		Flowserve Corp.	1,467,687	0.0
32,605		Fluor Corp.	1,712,415	0.0
70,428		Fortive Corp.	3,777,054	0.1
36,130		Fortune Brands Home & Security, Inc.	1,931,510	0.0
67,023		General Dynamics Corp.	11,572,191	0.3
2,071,296		General Electric Co.	65,452,954	1.4
178,445		Honeywell International, Inc.	20,672,853	0.5
73,966		Illinois Tool Works, Inc.	9,057,876	0.2
60,486		Ingersoll-Rand PLC - Class A	4,538,869	0.1
28,273	@	Jacobs Engineering Group, Inc.	1,611,561	0.0
20,489		JB Hunt Transport Services, Inc.	1,988,867	0.0
219,324		Johnson Controls International plc	9,033,956	0.2
25,189		Kansas City Southern	2,137,287	0.0
18,102		L-3 Communications Holdings, Inc.	2,753,495	0.1
58,995		Lockheed Martin Corp.	14,745,210	0.3
76,870		Masco Corp.	2,430,629	0.1
78,668		Nielsen NV	3,300,123	0.1
68,356		Norfolk Southern Corp.	7,387,233	0.2
41,271		Northrop Grumman Corp.	9,598,809	0.2
82,075		Paccar, Inc.	5,244,592	0.1
31,234		Parker Hannifin Corp.	4,372,760	0.1
39,149		Pentair PLC	2,195,084	0.0
43,494		Pitney Bowes, Inc.	660,674	0.0
35,403	@	Quanta Services, Inc.	1,233,795	0.0
68,755		Raytheon Co.	9,763,210	0.2
54,127		Republic Services, Inc.	3,087,945	0.1
30,178		Robert Half International, Inc.	1,472,083	0.0
30,024		Rockwell Automation, Inc.	4,035,226	0.1
30,500		Rockwell Collins, Inc.	2,829,180	0.1
23,750		Roper Technologies, Inc.	4,348,150	0.1
12,520		Ryder System, Inc.	931,989	0.0
13,586		Snap-On, Inc.	2,326,874	0.0
144,137		Southwest Airlines Co.	7,183,788	0.2
35,283		Stanley Black & Decker, Inc.	4,046,607	0.1
19,922	@	Stericycle, Inc.	1,534,791	0.0
63,267		Textron, Inc.	3,072,246	0.1
11,742		TransDigm Group, Inc.	2,923,288	0.1
192,958		Union Pacific Corp.	20,005,885	0.4
67,604	@	United Continental Holdings, Inc.	4,926,980	0.1
161,407		United Parcel Service, Inc. - Class B	18,503,698	0.4
19,721	@	United Rentals, Inc.	2,082,143	0.0
179,297		United Technologies Corp.	19,654,537	0.4
36,463	@	Verisk Analytics, Inc.	2,959,702	0.1
95,212		Waste Management, Inc.	6,751,483	0.1
12,832		WW Grainger, Inc.	2,980,232	0.1

42,004		Xylem, Inc.	2,080,038	0.0
			463,411,522	10.2

		Information Technology: 20.6%
145,240		Accenture PLC	17,011,961	0.4
160,095		Activision Blizzard, Inc.	5,781,030	0.1
116,421	@	Adobe Systems, Inc.	11,985,542	0.3
40,577	@	Akamai Technologies, Inc.	2,705,674	0.1
13,524		Alliance Data Systems Corp.	3,090,234	0.1
69,326	@	Alphabet, Inc. - Class A	54,937,389	1.2
69,488	@	Alphabet, Inc. - Class C	53,632,228	1.2
72,228		Amphenol Corp.	4,853,722	0.1
72,156		Analog Devices, Inc.	5,239,969	0.1
1,248,509		Apple, Inc.	144,602,312	3.2
253,081		Applied Materials, Inc.	8,166,924	0.2
45,857	@	Autodesk, Inc.	3,393,877	0.1
105,638		Automatic Data Processing, Inc.	10,857,474	0.2
93,031		Broadcom Ltd.	16,445,090	0.4
73,375		CA, Inc.	2,331,124	0.0
1,175,328		Cisco Systems, Inc.	35,518,412	0.8
36,518	@	Citrix Systems, Inc.	3,261,423	0.1
142,053	@	Cognizant Technology Solutions Corp.	7,959,230	0.2
222,721		Corning, Inc.	5,405,439	0.1
34,056		CSRA, Inc.	1,084,343	0.0
243,429	@	eBay, Inc.	7,227,407	0.2
70,655	@	Electronic Arts, Inc.	5,564,788	0.1
15,294	@	F5 Networks, Inc.	2,213,348	0.0
548,082	@	Facebook, Inc.	63,056,834	1.4
76,852		Fidelity National Information Services, Inc.	5,813,085	0.1
18,248	@,L	First Solar, Inc.	585,578	0.0
50,822	@	Fiserv, Inc.	5,401,362	0.1
31,874		Flir Systems, Inc.	1,153,520	0.0
35,987		Global Payments, Inc.	2,497,858	0.1
29,099		Harris Corp.	2,981,775	0.1
390,078		Hewlett Packard Enterprise Co.	9,026,405	0.2
400,585		HP, Inc.	5,944,681	0.1
202,597		International Business Machines Corp.	33,629,076	0.7
1,109,591		Intel Corp.	40,244,866	0.9
57,092		Intuit, Inc.	6,543,314	0.1
89,049		Juniper Networks, Inc.	2,516,525	0.1
36,601		KLA-Tencor Corp.	2,879,767	0.1
38,126		Lam Research Corp.	4,031,062	0.1
56,278		Linear Technology Corp.	3,508,933	0.1
222,867		Mastercard, Inc.	23,011,018	0.5
50,579		Microchip Technology, Inc.	3,244,643	0.1
241,681	@	Micron Technology, Inc.	5,297,647	0.1
1,820,523		Microsoft Corp.	113,127,299	2.5
38,858		Motorola Solutions, Inc.	3,220,940	0.1
64,478		NetApp, Inc.	2,274,139	0.0
126,202		Nvidia Corp.	13,470,801	0.3
701,734		Oracle Corp.	26,981,672	0.6
75,363		Paychex, Inc.	4,588,099	0.1
262,748	@	PayPal Holdings, Inc.	10,370,664	0.2
29,907	@	Qorvo, Inc.	1,576,996	0.0
345,799		Qualcomm, Inc.	22,546,095	0.5
42,051	@	Red Hat, Inc.	2,930,955	0.1
149,464	@	Salesforce.com, Inc.	10,232,305	0.2
68,960		Seagate Technology	2,632,203	0.1

See Accompanying Notes to Financial Statements

29

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

43,507		Skyworks Solutions, Inc.	3,248,233	0.1
145,968		Symantec Corp.	3,487,175	0.1
83,201		TE Connectivity Ltd.	5,764,165	0.1
30,415	@	Teradata Corp.	826,376	0.0
234,020		Texas Instruments, Inc.	17,076,439	0.4
38,736		Total System Services, Inc.	1,899,226	0.0
21,302	@,L	VeriSign, Inc.	1,620,443	0.0
437,276		Visa, Inc. - Class A	34,116,274	0.7
66,841		Western Digital Corp.	4,541,846	0.1
113,525		Western Union Co.	2,465,763	0.0
199,388		Xerox Corp.	1,740,657	0.0
59,123		Xilinx, Inc.	3,569,255	0.1
205,527	@	Yahoo!, Inc.	7,947,729	0.2
			936,892,638	20.6

		Materials: 2.8%
50,897		Air Products & Chemicals, Inc.	7,320,007	0.2
26,336		Albemarle Corp.	2,267,003	0.1
20,837		Avery Dennison Corp.	1,463,174	0.0
40,930		Ball Corp.	3,072,615	0.1
54,582		CF Industries Holdings, Inc.	1,718,241	0.0
262,561		Dow Chemical Co.	15,023,740	0.3
34,361		Eastman Chemical Co.	2,584,291	0.1
61,438		Ecolab, Inc.	7,201,762	0.2
203,548		Du Pont E I de Nemours & Co.	14,940,423	0.3
31,338		FMC Corp.	1,772,477	0.0
293,320	@	Freeport-McMoRan, Inc.	3,868,891	0.1
18,597		International Flavors & Fragrances, Inc.	2,191,285	0.0
96,282		International Paper Co.	5,108,723	0.1
78,243		LyondellBasell Industries NV - Class A	6,711,685	0.1
14,860		Martin Marietta Materials, Inc.	3,291,936	0.1
102,550		Monsanto Co.	10,789,286	0.2
82,006		Mosaic Co.	2,405,236	0.1
124,270		Newmont Mining Corp.	4,233,879	0.1
74,571		Nucor Corp.	4,438,466	0.1
61,812		PPG Industries, Inc.	5,857,305	0.1
66,822		Praxair, Inc.	7,830,870	0.2
45,262		Sealed Air Corp.	2,052,179	0.0
18,926		Sherwin-Williams Co.	5,086,173	0.1
30,979		Vulcan Materials Co.	3,877,022	0.1
58,794		WestRock Co.	2,984,971	0.1
			128,091,640	2.8

		Real Estate: 2.9%
99,672		American Tower Corp.	10,533,337	0.2
36,735		Apartment Investment & Management Co.	1,669,606	0.0
32,154		AvalonBay Communities, Inc.	5,696,081	0.1
36,005		Boston Properties, Inc.	4,528,709	0.1
70,284	@	CBRE Group, Inc.	2,213,243	0.0
84,433		Crown Castle International Corp.	7,326,251	0.2
37,215		Digital Realty Trust, Inc.	3,656,746	0.1
16,713		Equinix, Inc.	5,973,393	0.1
85,617		Equity Residential	5,510,310	0.1
15,341		Essex Property Trust, Inc.	3,566,782	0.1
29,458		Extra Space Storage, Inc.	2,275,336	0.0

16,809		Federal Realty Investment Trust	2,388,727	0.1
136,721		General Growth Properties, Inc.	3,415,291	0.1
109,480		HCP, Inc.	3,253,746	0.1
173,233		Host Hotels & Resorts, Inc.	3,263,710	0.1
57,366		Iron Mountain, Inc.	1,863,248	0.0
99,516		Kimco Realty Corp.	2,503,823	0.1
28,268		Macerich Co.	2,002,505	0.0
26,581		Mid-America Apartment Communities, Inc.	2,602,811	0.1
123,770		ProLogis, Inc.	6,533,818	0.1
34,924		Public Storage, Inc.	7,805,514	0.2
60,549		Realty Income Corp.	3,480,356	0.1
73,574		Simon Property Group, Inc.	13,071,893	0.3
23,724		SL Green Realty Corp.	2,551,516	0.1
62,574		UDR, Inc.	2,282,700	0.1
82,912		Ventas, Inc.	5,183,658	0.1
40,268		Vornado Realty Trust	4,202,771	0.1
84,884		Welltower, Inc.	5,681,286	0.1
175,151		Weyerhaeuser Co.	5,270,294	0.1
			130,307,461	2.9

		Telecommunication Services: 2.6%
1,437,855		AT&T, Inc.	61,151,973	1.3
128,003		CenturyLink, Inc.	3,043,911	0.1
274,654	L	Frontier Communications Corp.	928,330	0.0
68,263	@	Level 3 Communications, Inc.	3,847,303	0.1
954,504		Verizon Communications, Inc.	50,951,424	1.1
			119,922,941	2.6

		Utilities: 3.1%
154,340		AES Corp.	1,793,431	0.0
53,267		Alliant Energy Corp.	2,018,287	0.0
56,811		Ameren Corp.	2,980,305	0.1
115,130		American Electric Power Co., Inc.	7,248,585	0.2
41,678		American Water Works Co., Inc.	3,015,820	0.1
100,840		Centerpoint Energy, Inc.	2,484,698	0.1
65,350		CMS Energy Corp.	2,719,867	0.1
71,350		Consolidated Edison, Inc.	5,257,068	0.1
146,748		Dominion Resources, Inc.	11,239,429	0.2
42,013		DTE Energy Co.	4,138,701	0.1
161,309		Duke Energy Corp.	12,520,805	0.3
76,286		Edison International	5,491,829	0.1
41,942		Entergy Corp.	3,081,479	0.1
74,271		Eversource Energy	4,101,987	0.1
216,175		Exelon Corp.	7,672,051	0.2
99,684		FirstEnergy Corp.	3,087,213	0.1
109,407		NextEra Energy, Inc.	13,069,760	0.3
75,566		NiSource, Inc.	1,673,031	0.0
73,858		NRG Energy, Inc.	905,499	0.0
118,397		PG&E Corp.	7,194,986	0.2
26,062		Pinnacle West Capital Corp.	2,033,618	0.0
159,129		PPL Corp.	5,418,342	0.1
118,451		Public Service Enterprise Group, Inc.	5,197,630	0.1
33,463		SCANA Corp.	2,452,169	0.0

See Accompanying Notes to Financial Statements

30

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

58,549	Sempra Energy	5,892,371	0.1
229,458	Southern Co.	11,287,039	0.2
73,899	WEC Energy Group, Inc.	4,334,176	0.1
118,933	Xcel Energy, Inc.	4,840,573	0.1
		143,150,749	3.1

	Total Common Stock (Cost $2,953,682,417)	4,511,372,299	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc: 0.3%
2,918,637	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $2,918,800, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $2,977,179, due 12/31/17-10/20/46)	2,918,637	0.1
2,918,637	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,918,797, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,977,010, due 01/25/17-10/20/66)	2,918,637	0.1
2,918,637	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $2,918,803, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,977,010, due 03/02/17-02/01/49)	2,918,637	0.0
614,251	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $614,285, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $626,536, due 10/31/18-11/30/22)	614,251	0.0

2,918,637	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $2,918,797, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $2,977,010, due 01/15/17-08/20/66)	2,918,637	0.1
		12,288,799	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.2%
54,140,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $54,140,000)	54,140,000	1.2

	Total Short-Term Investments (Cost $66,428,799)	66,428,799	1.5

	Total Investments in Securities (Cost $3,020,111,216)	$4,577,801,098	100.6
	Liabilities in Excess of Other Assets	(28,704,342)	(0.6)
	Net Assets	$4,549,096,756	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $3,060,312,455.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,628,571,481
Gross Unrealized Depreciation	(111,082,838)

Net Unrealized Appreciation	$1,517,488,643

See Accompanying Notes to Financial Statements

31

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 49.3%
		Consumer Discretionary: 3.0%
40,000		Daimler AG	2,968,634	0.6
265,000		Ford Motor Co.	3,214,450	0.6
180,000		General Motors Co.	6,271,200	1.3
33,000		Target Corp.	2,383,590	0.5
			14,837,874	3.0

		Consumer Staples: 3.5%
41,000		Anheuser-Busch InBev NV ADR	4,323,040	0.9
110,000		Coca-Cola Co.	4,560,600	0.9
60,000		PepsiCo, Inc.	6,277,800	1.2
27,000		Philip Morris International, Inc.	2,470,230	0.5
			17,631,670	3.5

		Energy: 8.9%
37,000		Anadarko Petroleum Corp.	2,580,010	0.5
200,000		BP PLC ADR	7,476,000	1.5
89,000		Chevron Corp.	10,475,300	2.1
50,000		Occidental Petroleum Corp.	3,561,500	0.7
215,000		Royal Dutch Shell PLC - Class A ADR	11,691,700	2.3
15,000		Schlumberger Ltd.	1,259,250	0.3
113,000		Total S.A. ADR	5,759,610	1.2
255,300	@,L	W&T Offshore, Inc.	707,181	0.1
200,000	@,L	Weatherford International PLC	998,000	0.2
			44,508,551	8.9

		Financials: 5.2%
180,000		Bank of America Corp.	3,978,000	0.8
74,300		JPMorgan Chase & Co.	6,411,347	1.3
72,908		Metlife, Inc.	3,929,012	0.8
30,000		Morgan Stanley	1,267,500	0.2
80,000		US Bancorp	4,109,600	0.8
115,000		Wells Fargo & Co.	6,337,650	1.3
			26,033,109	5.2

		Health Care: 6.0%
91,000		AstraZeneca PLC	4,969,336	1.0
55,000		Eli Lilly & Co.	4,045,250	0.8
27,500		Medtronic PLC	1,958,825	0.4
250,000		Pfizer, Inc.	8,120,000	1.6
25,000		Roche Holding AG	5,698,814	1.1
131,000		Sanofi ADR	5,297,640	1.1
			30,089,865	6.0

		Industrials: 5.4%
1,222	@	Ceva Holdings LLC	122,185	0.0
45,000		Deere & Co.	4,636,800	0.9
300,000		General Electric Co.	9,480,000	1.9
100,000		Republic Services, Inc.	5,705,000	1.2
25,000		Union Pacific Corp.	2,592,000	0.5
40,000		United Technologies Corp.	4,384,800	0.9
			26,920,785	5.4

		Information Technology: 4.7%
30,000		Analog Devices, Inc.	2,178,600	0.4

75,042		Apple, Inc.	8,691,365	1.8
140,000		Intel Corp.	5,077,800	1.0
123,100		Microsoft Corp.	7,649,434	1.5
			23,597,199	4.7

		Materials: 4.3%
65,000		BASF SE	6,023,988	1.2
170,000		Dow Chemical Co.	9,727,400	1.9
60,000		Mosaic Co.	1,759,800	0.4
100,000	L	Rio Tinto PLC ADR	3,846,000	0.8
			21,357,188	4.3

		Telecommunication Services: 1.5%
800,000		Telstra Corp., Ltd.	2,939,751	0.6
90,000		Verizon Communications, Inc.	4,804,200	0.9
			7,743,951	1.5

		Utilities: 6.8%
75,000		Dominion Resources, Inc.	5,744,250	1.1
49,965		Duke Energy Corp.	3,878,283	0.8
249,000		Great Plains Energy, Inc.	6,810,150	1.4
10,400		NextEra Energy, Inc.	1,242,384	0.2
80,000		PG&E Corp.	4,861,600	1.0
36,500		PPL Corp.	1,242,825	0.2
30,000		Public Service Enterprise Group, Inc.	1,316,400	0.3
45,600		Sempra Energy	4,589,184	0.9
48,000		Southern Co.	2,361,120	0.5
45,000		Xcel Energy, Inc.	1,831,500	0.4
			33,877,696	6.8

	Total Common Stock
	(Cost $202,336,180)		246,597,888	49.3

PREFERRED STOCK: 2.5%
		Financials: 0.7%
50	@,P	Fannie Mae	1,362,500	0.2
2,000	@	Wells Fargo & Co.	2,380,000	0.5
			3,742,500	0.7

		Health Care: 0.6%
2,500	@	Allergan PLC	1,906,150	0.4
1,500	@	Teva Pharmaceutical Industries Ltd.	967,500	0.2
			2,873,650	0.6

		Industrials: 0.1%
41	@	Ceva Holdings Series A-1	13,325	0.0
1,748	@	Ceva Holdings Series A-2	393,262	0.1
			406,587	0.1

		Real Estate: 0.2%
48,603	@	Felcor Lodging Trust, Inc.	1,225,709	0.2

		Utilities: 0.9%
46,300	@	Dominion Resources, Inc./VA	2,317,778	0.5

See Accompanying Notes to Financial Statements

32

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

35,000	@	NextEra Energy, Inc.	2,003,750	0.4
			4,321,528	0.9

	Total Preferred Stock
	(Cost $15,803,315)		12,569,974	2.5

EQUITY-LINKED SECURITIES: 6.4%
		Consumer, Cyclical: 1.7%
347,000		Morgan Stanley into Ford Motor Co., 8.500%	4,269,106	0.9
58,000	#	The Royal Bank of Canada into Target Corp., 6.000%	4,220,486	0.8
			8,489,592	1.7

		Energy: 0.8%
85,000	#	Wells Fargo into Halliburton Co., 8.000%	4,221,372	0.8

		Financials: 0.6%
200,000	#	Citigroup, Inc. into Bank of America Corp., 7.500%	3,160,100	0.6

		Health Care: 0.5%
39,000	#	JPMorgan Chase & Co. into Merck & Co., Inc., 6.250%	2,265,311	0.5

		Technology: 2.8%
58,000	#	JPMorgan Chase & Co. into Oracle Corp., 6.000%	2,263,131	0.5
60,000	#	The Royal Bank of Canada into Texas Instruments, Inc., 6.000%	4,052,514	0.8
87,000	#	Wells Fargo Bank into Cisco Systems, Inc., 7.250%	2,568,379	0.5
143,000	#	Wells Fargo Bank into Intel Corp., 7.000%	5,015,940	1.0
			13,899,964	2.8

	Total Equity-Linked Securities
	(Cost $31,239,720)		32,036,339	6.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 37.4%
		Basic Materials: 1.2%
5,000,000	#	FMG Resources August 2006 Pty Ltd., 9.750%, 03/01/22	5,825,350	1.2

		Communications: 7.7%
7,617,472		Clear Channel Communications, Inc. Term Loan D, 7.520%, 01/30/19	6,214,585	1.2
1,485,057		Clear Channel Communications, Inc. Term Loan E, 8.270%, 07/30/19	1,221,460	0.3
1,853,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	1,521,776	0.3

	1,000,000	#	CommScope, Inc., 5.500%, 06/15/24	1,038,750	0.2
	1,500,000	#	CommScope, Inc., 5.000%, 06/15/21	1,550,625	0.3
	1,800,000	#	CSC Holdings LLC, 10.875%, 10/15/25	2,146,500	0.4
	1,909,000		DISH DBS Corp., 5.000%, 03/15/23	1,904,227	0.4
	2,200,000		DISH DBS Corp., 5.875%, 11/15/24	2,272,050	0.5
	1,500,000		Frontier Communications Corp., 9.250%, 07/01/21	1,580,625	0.3
	2,000,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,357,600	0.3
	2,400,000	#	Sirius XM Radio, Inc., 6.000%, 07/15/24	2,514,000	0.5
	500,000		Sprint Corp., 7.125%, 06/15/24	516,250	0.1
	4,700,000		Sprint Corp., 7.875%, 09/15/23	5,029,000	1.0
	4,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	3,955,000	0.8
	2,000,000	#	Virgin Media Secured Finance PLC, 5.500%, 01/15/25	2,037,500	0.4
	2,000,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,090,000	0.4
	1,500,000	#	Ziggo Secured Finance BV, 5.500%, 01/15/27	1,465,950	0.3
				38,415,898	7.7

			Consumer, Cyclical: 2.2%
	4,962,500		Belk, Inc. TL B 1L, 5.760%, 12/12/22	4,300,835	0.9
	2,500,000		KB Home, 7.500%, 09/15/22	2,650,000	0.5
	752,526		Navistar International Corp., 6.500%, 08/07/20	763,344	0.1
	1,488,750		Petco Animal Supplies, Inc., 5.000%, 01/26/23	1,502,086	0.3
	1,000,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 5.875%, 04/01/23	980,000	0.2
	1,000,000	#	Shea Homes L.P. / Shea Homes Funding Corp., 6.125%, 04/01/25	972,500	0.2
				11,168,765	2.2

			Consumer, Non-cyclical: 7.5%
EUR	3,000,000	#,L	Bayer Capital Corp. BV, 5.625%, 11/22/19	3,451,178	0.7
	2,500,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	1,750,000	0.3
	1,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	765,300	0.2
	4,500,000	L	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	3,757,500	0.7
	1,000,000		Cott Beverages, Inc., 5.375%, 07/01/22	1,021,250	0.2

See Accompanying Notes to Financial Statements

33

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

2,000,000	#	Endo Finance Co., 5.750%, 01/15/22	1,790,000	0.4
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,130,000	0.4
3,200,000		HCA, Inc., 7.500%, 02/15/22	3,640,000	0.7
4,000,000	#	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.750%, 08/01/22	3,870,000	0.8
300,000	#	Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, 05/15/23	327,375	0.1
1,700,000		Tenet Healthcare Corp., 6.750%, 06/15/23	1,500,250	0.3
4,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	3,794,000	0.8
2,000,000		United Rentals North America, Inc., 5.750%, 11/15/24	2,110,000	0.4
3,519,412		Vizient, Inc. 1st Lien Term Loan, 5.000%, 02/11/23	3,579,534	0.7
2,000,000	#	VRX Escrow Corp., 5.375%, 03/15/20	1,700,000	0.3
1,700,000	#	VRX Escrow Corp., 5.875%, 05/15/23	1,292,000	0.3
1,300,000	#	VRX Escrow Corp., 6.125%, 04/15/25	981,500	0.2
			37,459,887	7.5

		Diversified: 0.4%
1,980,000		First Eagle TL B 1L, 4.998%, 12/01/22	2,002,275	0.4
300,000	#	Stena International SA, 5.750%, 03/01/24	261,000	0.0
			2,263,275	0.4

		Energy: 5.8%
1,000,000		Bill Barrett Corp., 7.000%, 10/15/22	960,000	0.2
3,500,000		Bill Barrett Corp., 7.625%, 10/01/19	3,465,000	0.7
6,000,000		Chesapeake Energy Corp. TL 1L, 8.500%, 08/23/21	6,552,498	1.3
2,553,000	#,L	Chesapeake Energy Corp., 8.000%, 12/15/22	2,768,090	0.6
900,000	#	Denbury Resources, Inc., 9.000%, 05/15/21	978,750	0.2
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,756,835	0.3
1,000,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,057,500	0.2
2,800,000		Sanchez Energy Corp., 7.750%, 06/15/21	2,863,000	0.6
1,000,000	±	Stone Energy Corp., 7.500%, 11/15/22	605,000	0.1
616,333	#,&	W&T Offshore, Inc., 8.500%, 06/15/21	369,800	0.1
688,706	#,&	W&T Offshore, Inc., 9.000%, 05/15/20	530,304	0.1
2,325,000		Weatherford International Ltd., 5.875%, 07/01/21	2,528,437	0.5

3,000,000	L	Weatherford International Ltd., 7.750%, 06/15/21	3,041,250	0.6
1,600,000	L	Weatherford International Ltd., 8.250%, 06/15/23	1,632,000	0.3
			29,108,464	5.8

		Financial: 3.8%
2,000,000		Bank of America Corp., 6.100%, 12/29/49	2,013,500	0.4
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,560,000	0.3
6,000,000		Citigroup, Inc., 6.300%, 12/29/49	5,956,500	1.2
2,000,000		JPMorgan Chase & Co., 5.000%, 12/29/49	1,997,500	0.4
2,000,000		JPMorgan Chase & Co., 5.150%, 05/29/49	1,917,800	0.4
1,500,000		Morgan Stanley, 5.550%, 12/29/49	1,518,750	0.3
2,500,000	#	OneMain Financial Holdings LLC, 6.750%, 12/15/19	2,615,625	0.5
1,600,000		Wells Fargo & Co., 5.900%, 12/29/49	1,610,000	0.3
			19,189,675	3.8

		Industrial: 3.1%
1,500,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	1,486,875	0.3
2,000,000	#	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	2,115,000	0.4
1,600,000	#	Bombardier, Inc., 7.500%, 03/15/25	1,588,832	0.3
2,000,000	#	BWAY Holding Co., 9.125%, 08/15/21	2,120,000	0.4
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,601,250	0.3
900,000		Cortes NP Acquisition Corp. - TL B 1L, 6.000%, 11/30/23	909,000	0.2
400,000	#	Cortes NP Acquisition Corp., 9.250%, 10/15/24	426,000	0.1
400,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	407,000	0.1
1,300,000		TransDigm, Inc., 6.500%, 07/15/24	1,366,625	0.3
1,300,000		TransDigm, Inc., 6.000%, 07/15/22	1,358,500	0.3
2,000,000	#	XPO Logistics, Inc., 6.500%, 06/15/22	2,107,500	0.4
			15,486,582	3.1

		Technology: 3.2%
2,500,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	2,348,438	0.5
800,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.420%, 06/15/21	827,915	0.2

See Accompanying Notes to Financial Statements

34

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

1,400,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 06/15/23	1,485,491	0.3
1,100,000	#	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.020%, 06/15/26	1,192,195	0.2
5,400,000	#	First Data Corp., 7.000%, 12/01/23	5,764,500	1.2
1,995,000		Western Digital Corp., 4.520%, 04/29/23	2,025,282	0.4
1,000,000	#	Western Digital Corp., 7.375%, 04/01/23	1,102,500	0.2
1,000,000	#	Western Digital Corp., 10.500%, 04/01/24	1,185,000	0.2
			15,931,321	3.2

		Utilities: 2.5%
3,500,000		Calpine Corp., 5.750%, 01/15/25	3,395,000	0.7
5,000,000		Dynegy, Inc., 7.375%, 11/01/22	4,800,000	0.9
5,000,000	#,L	InterGen NV, 7.000%, 06/30/23	4,475,000	0.9
			12,670,000	2.5

	Total Corporate Bonds/Notes
	(Cost $183,377,908)		187,519,217	37.4

	Total Long-Term Investments
	(Cost $432,757,123)		478,723,418	95.6

SHORT-TERM INVESTMENTS: 7.5%
		Corporate Bonds/Notes: 0.2%
1,500,000	±	Stone Energy Corp., 1.750%, 03/01/17
		(Cost $855,000)	907,500	0.2

		U.S. Government Agency Obligations: 2.7%
13,920,000	Z	Federal Home Loan Bank Notes, 0.200%, 01/03/17
		(Cost $13,919,768)	13,920,001	2.7

		Securities Lending Collateralcc: 3.9%
4,583,977		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,584,233, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,675,922, due 12/31/17-10/20/46)	4,583,977	1.0

4,583,977	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,584,228, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,675,657, due 01/25/17-10/20/66)	4,583,977	0.9
4,583,977	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,584,238, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,675,657, due 03/02/17-02/01/49)	4,583,977	0.9
964,626	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $964,679, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $983,919, due 10/31/18-11/30/22)	964,626	0.2
4,583,977	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,584,228, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,675,657, due 01/15/17-08/20/66)	4,583,977	0.9
		19,300,534	3.9

See Accompanying Notes to Financial Statements

35

VY® Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
3,362,692	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $3,362,692)	3,362,692	0.7

	Total Short-Term Investments
	(Cost $37,437,995)	37,490,726	7.5

	Total Investments in Securities (Cost $470,195,117)	$516,214,145	103.1
	Liabilities in Excess of Other Assets	(15,673,826)	(3.1)
	Net Assets	$500,540,319	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

EUR	EU Euro

Cost for federal income tax purposes is $470,150,300.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$67,464,806
Gross Unrealized Depreciation	(21,400,961)

Net Unrealized Appreciation	$46,063,845

See Accompanying Notes to Financial Statements

36

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 12.7%
119,790	@	Acushnet Holdings Corp.	2,361,061	0.3
117,100	@	American Axle & Manufacturing Holdings, Inc.	2,260,030	0.3
191,197		American Eagle Outfitters, Inc.	2,900,458	0.4
193,300		Bloomin Brands, Inc.	3,485,199	0.5
116,246	L	Brinker International, Inc.	5,757,664	0.7
92,077		Brunswick Corp.	5,021,880	0.7
55,300		Caleres, Inc.	1,814,946	0.2
3,700		Capella Education Co.	324,860	0.0
18,840		Carter's, Inc.	1,627,588	0.2
36,500		Cato Corp.	1,097,920	0.1
326,045		Chico's FAS, Inc.	4,691,788	0.6
35,800		Childrens Place Retail Stores, Inc.	3,614,010	0.5
123,663		Cinemark Holdings, Inc.	4,743,713	0.6
82,900		Cooper Tire & Rubber Co.	3,220,665	0.4
34,475	@	Cooper-Standard Holdings, Inc.	3,564,025	0.5
346,075	@	CROCS, Inc.	2,374,075	0.3
18,000		Dana, Inc.	341,640	0.0
14,500		DineEquity, Inc.	1,116,500	0.1
35,195		Drew Industries, Inc.	3,792,261	0.5
251,889	@	EW Scripps Co.	4,869,014	0.6
37,100	@	Express, Inc.	399,196	0.1
14,900	@	Gray Television, Inc.	161,665	0.0
28,200	@	Helen of Troy Ltd.	2,381,490	0.3
33,040	@	Horizon Global Corp.	792,960	0.1
1,000		Jack in the Box, Inc.	111,640	0.0
42,800	@	K12, Inc.	734,448	0.1
5,200		Libbey, Inc.	101,192	0.0
40,300	@	Liberty TripAdvisor Holdings, Inc.	606,515	0.1
39,500		Lifetime Brands, Inc.	701,125	0.1
152,115	@	Malibu Boats, Inc.	2,902,354	0.4
99,500	@	Monarch Casino & Resort, Inc.	2,565,110	0.3
27,400		Movado Group, Inc.	787,750	0.1
3,700		Nacco Industries, Inc.	335,035	0.0
6,600	L	Nexstar Broadcasting Group, Inc.	417,780	0.1
694,050		Office Depot, Inc.	3,137,106	0.4
52,983		Papa John's International, Inc.	4,534,285	0.6
18,600	@	Perry Ellis International, Inc.	463,326	0.1
66,881		Pool Corp.	6,978,364	0.9
130,200		Rent-A-Center, Inc.	1,464,750	0.2
32,300		Ruth's Hospitality Group, Inc.	591,090	0.1
115,387	@	ServiceMaster Global Holdings, Inc.	4,346,628	0.6
45,900		Sinclair Broadcast Group, Inc.	1,530,765	0.2
4,100	@	Stoneridge, Inc.	72,529	0.0
4,100		Tailored Brands, Inc.	104,755	0.0

27,600	@	Tilly's, Inc.	364,044	0.1
10,300		Tower International, Inc.	292,005	0.0
109,977	@,L	Zoe's Kitchen, Inc.	2,638,348	0.3
			98,495,552	12.7

		Consumer Staples: 3.4%
61,910		AdvancePierre Foods Holdings, Inc.	1,843,680	0.2
48,900	@	Central Garden and Pet Co.	1,511,010	0.2
69,600		Dean Foods Co.	1,515,888	0.2
7,000	@	elf Beauty, Inc.	202,580	0.0
17,797		J&J Snack Foods Corp.	2,374,653	0.3
162,020	@	Performance Food Group Co.	3,888,480	0.5
56,300	L	Pilgrim's Pride Corp.	1,069,137	0.1
7,643		Pinnacle Foods, Inc.	408,518	0.1
12,100	@	Post Holdings, Inc.	972,719	0.1
6,600		Sanderson Farms, Inc.	621,984	0.1
76,520		SpartanNash Co.	3,025,601	0.4
57,084		Spectrum Brands Holdings, Inc.	6,983,086	0.9
77,900	@	SUPERVALU, Inc.	363,793	0.1
4,700	@,L	TreeHouse Foods, Inc.	339,293	0.1
21,700	@	US Foods Holding Corp.	596,316	0.1
3,200	@	USANA Health Sciences, Inc.	195,840	0.0
1,800		Village Super Market, Inc.	55,620	0.0
			25,968,198	3.4

		Energy: 4.0%
277,000	@	Abraxas Petroleum Corp.	711,890	0.1
62,700		Archrock, Inc.	827,640	0.1
122,000	L	Atwood Oceanics, Inc.	1,601,860	0.2
59,000	@	Bill Barrett Corp.	412,410	0.1
15,500	@	Callon Petroleum Co.	238,235	0.0
12,300	@	Carrizo Oil & Gas, Inc.	459,405	0.1
12,799		Cimarex Energy Co.	1,739,384	0.2
6,100	@	Clayton Williams Energy, Inc.	727,486	0.1
16,480	L	Core Laboratories NV	1,978,259	0.3
72,600		Delek US Holdings, Inc.	1,747,482	0.2
225,700	@	Denbury Resources, Inc.	830,576	0.1
35,992	@	Dril-Quip, Inc.	2,161,320	0.3
88,300	@	Eclipse Resouces Corp.	235,761	0.0
142,900	@,L	EP Energy Corp.	935,995	0.1
16,100		Green Plains, Inc.	448,385	0.1
4,700	@	Helix Energy Solutions Group, Inc.	41,454	0.0
27,500	@	Matrix Service Co.	624,250	0.1
237,734		Patterson-UTI Energy, Inc.	6,399,799	0.8
13,200	@	PHI, Inc.	237,864	0.0
6,000	@	Pioneer Energy Services Corp.	41,100	0.0
55,300	@	Renewable Energy Group, Inc.	536,410	0.1
1,200	@	REX American Resources Corp.	118,500	0.0
72,100	@	RigNet, Inc.	1,669,115	0.2
98,100	@,L	Seadrill, Ltd.	334,521	0.1
2,800		SemGroup Corp. - Class A	116,900	0.0

See Accompanying Notes to Financial Statements

37

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

26,246		Superior Energy Services	443,032	0.1
456,980	@	Synergy Resources Corp.	4,071,692	0.5
40,600	@	Westmoreland Coal Co.	717,402	0.1
5,800		World Fuel Services Corp.	266,278	0.0
			30,674,405	4.0

		Financials: 18.3%
77,100		American Equity Investment Life Holding Co.	1,737,834	0.2
14,900		Aspen Insurance Holdings Ltd.	819,500	0.1
210,573		Associated Banc-Corp.	5,201,153	0.7
30,800	L	Banc of California, Inc.	534,380	0.1
133,636		BankUnited, Inc.	5,036,741	0.7
133,450		BGC Partners, Inc.	1,365,193	0.2
67,500		Capstead Mortgage Corp.	687,825	0.1
16,000		Cathay General Bancorp.	608,480	0.1
102,600		CNO Financial Group, Inc.	1,964,790	0.3
43,260		Commerce Bancshares, Inc.	2,500,861	0.3
3,547		Community Trust Bancorp, Inc.	175,931	0.0
6,600	@	CU Bancorp	236,280	0.0
7,680	@	Customers Bancorp, Inc.	275,098	0.0
14,100		Dime Community Bancshares	283,410	0.0
80,022		East-West Bancorp., Inc.	4,067,518	0.5
77,599		Eaton Vance Corp.	3,249,846	0.4
6,200		Evercore Partners, Inc.	425,940	0.1
142,500	@	Ezcorp, Inc.	1,517,625	0.2
17,526		Factset Research Systems, Inc.	2,864,274	0.4
64,303		Fidelity Southern Corp.	1,522,052	0.2
10,000		Financial Institutions, Inc.	342,000	0.0
22,500		First American Financial Corp.	824,175	0.1
326,000	@	First BanCorp. Puerto Rico	2,154,860	0.3
9,800		First Business Financial Services, Inc.	232,456	0.0
46,100		First Commonwealth Financial Corp.	653,698	0.1
11,600		First Community Bancshares, Inc.	349,624	0.1
128,182		First Financial Bancorp.	3,646,778	0.5
84,380	L	First Hawaiian, Inc.	2,938,112	0.4
238,060		First Horizon National Corp.	4,763,581	0.6
9,200		First Merchants Corp.	346,380	0.0
27,627		First Republic Bank	2,545,552	0.3
69,400		FirstCash, Inc.	3,261,800	0.4
73,400	@	Flagstar Bancorp, Inc.	1,977,396	0.3
24,000	@,L	FNFV Group	328,800	0.0
10,600	@	Franklin Financial Network, Inc.	443,610	0.1
102,100		Fulton Financial Corp.	1,919,480	0.3
85,511		Glacier Bancorp., Inc.	3,098,063	0.4

99,108		Great Western Bancorp, Inc.	4,320,118	0.6
24,500		Hancock Holding Co.	1,055,950	0.1
67,350		Hanmi Financial Corp.	2,350,515	0.3
12,400		HCI Group, Inc.	489,552	0.1
27,500		Hilltop Holdings, Inc.	819,500	0.1
95,400	@	HomeStreet, Inc.	3,014,640	0.4
120,781		Hope Bancorp, Inc.	2,643,896	0.3
3,600		Horace Mann Educators Corp.	154,080	0.0
10,100		Houlihan Lokey, Inc.	314,312	0.0
298,200		Huntington Bancshares, Inc.	3,942,204	0.5
58,723		Iberiabank Corp.	4,918,051	0.6
28,800	@	Intl. FCStone, Inc.	1,140,480	0.2
97,640		Janus Capital Group, Inc.	1,295,683	0.2
40,010		Kinsale Capital Group, Inc.	1,360,740	0.2
79,530		Lazard Ltd.	3,267,888	0.4
10,100		Maiden Holdings Ltd.	176,245	0.0
8,500		MainSource Financial Group, Inc.	292,400	0.0
2,500		MarketAxess Holdings, Inc.	367,300	0.1
5,600		Marlin Business Services Corp.	117,040	0.0
14,700		Meta Financial Group, Inc.	1,512,630	0.2
88,939		Moelis & Co.	3,015,032	0.4
51,157		Morningstar, Inc.	3,763,109	0.5
6,900		National General Holdings Corp.	172,431	0.0
6,013		NBT Bancorp., Inc.	251,824	0.0
49,600		PacWest Bancorp	2,700,224	0.4
17,400	@	PennyMac Financial Services, Inc.	289,710	0.0
8,200	@	Piper Jaffray Cos.	594,500	0.1
85,800		Popular, Inc.	3,759,756	0.5
21,200		Preferred Bank/Los Angeles CA	1,111,304	0.1
4,310		Premier Financial Bancorp, Inc.	86,631	0.0
10,600		PrivateBancorp, Inc.	574,414	0.1
87,489		ProAssurance Corp.	4,916,882	0.6
121,100		Redwood Trust, Inc.	1,841,931	0.2
7,200		Selective Insurance Group	309,960	0.0
5,600		Sierra Bancorp.	148,904	0.0
8,200		Southern National Bancorp of Virginia, Inc.	133,988	0.0
41,500		Stewart Information Services Corp.	1,912,320	0.3
3,000	@	Stifel Financial Corp.	149,850	0.0
4,100		Stonegate Bank	171,093	0.0
3,300	@	SVB Financial Group	566,478	0.1
209,100		TCF Financial Corp.	4,096,269	0.5
4,315		TowneBank	143,474	0.0
31,500		Trico Bancshares	1,076,670	0.1
30,300	@	Tristate Capital Holdings, Inc.	669,630	0.1
12,200	@	Triumph Bancorp, Inc.	319,030	0.0
144,008		Umpqua Holdings Corp.	2,704,470	0.4
8,200		United Fire Group, Inc.	403,194	0.1
29,400		Universal Insurance Holdings, Inc.	834,960	0.1
17,500	@	Walker & Dunlop, Inc.	546,000	0.1

See Accompanying Notes to Financial Statements

38

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

3,700		Washington Federal, Inc.	127,095	0.0
76,034	@	Western Alliance Bancorp.	3,703,616	0.5
8,270		Wintrust Financial Corp.	600,154	0.1
43,100		Zions Bancorp.	1,855,024	0.2
			142,004,247	18.3

		Health Care: 12.1%
15,600	@	Acceleron Pharma, Inc.	398,112	0.1
27,500	@,L	Achillion Pharmaceuticals, Inc.	113,575	0.0
20,900	@	Acorda Therapeutics, Inc.	392,920	0.1
10,400	@,L	Adamas Pharmaceuticals, Inc.	175,760	0.0
19,500	@,L	Aduro Biotech, Inc.	222,300	0.0
2,100	@	Adverum Biotechnologies, Inc.	6,090	0.0
3,300	@,L	Agios Pharmaceuticals, Inc.	137,709	0.0
36,400	@,L	AMAG Pharmaceuticals, Inc.	1,266,720	0.2
150,900	@,L	Amicus Therapeutics, Inc.	749,973	0.1
17,000	@	Amphastar Pharmaceuticals, Inc.	313,140	0.0
40,300	@	Angiodynamics, Inc.	679,861	0.1
19,900	@	Audentes Therapeutics, Inc.	363,573	0.1
14,100	@,L	Bellicum Pharmaceuticals, Inc.	192,042	0.0
4,700	@	BioTelemetry, Inc.	105,045	0.0
14,300	@,L	Bluebird Bio, Inc.	882,310	0.1
25,200	@,L	Blueprint Medicines Corp.	706,860	0.1
6,600	@	Cambrex Corp.	356,070	0.0
37,100	@,L	Cara Therapeutics, Inc.	344,659	0.0
27,200	@	Cardiovascular Systems, Inc.	658,512	0.1
193,080	@	Catalent, Inc.	5,205,437	0.7
79,700	@,L	Celldex Therapeutics, Inc.	282,138	0.0
13,100	@,L	Cempra, Inc.	36,680	0.0
39,722	@	Centene Corp.	2,244,690	0.3
15,800	@,L	Clovis Oncology, Inc.	701,836	0.1
13,900	@	Coherus Biosciences, Inc.	391,285	0.1
18,400	@,L	Corvus Pharmaceuticals, Inc.	263,120	0.0
64,850	@,L	Cotiviti Holdings, Inc.	2,230,840	0.3
189,800	@	Cross Country Healthcare, Inc.	2,962,778	0.4
18,400	@	Cutera, Inc.	319,240	0.0
7,000	@	Dimension Therapeutics, Inc.	30,450	0.0
27,900	@,L	Dynavax Technologies Corp.	110,205	0.0
4,423	@	Envision Healthcare Corp.	279,932	0.0
42,000	@,L	Epizyme, Inc.	508,200	0.1
15,800	@,L	Esperion Therapeutics, Inc.	197,816	0.0
55,100	@	Exelixis, Inc.	821,541	0.1
14,500	@,L	FibroGen, Inc.	310,300	0.0
1,100	@	FivePrime Therapeutics, Inc.	55,121	0.0

11,900	@	Flex Pharma, Inc.	62,832	0.0
5,700	@	Glaukos Corp.	195,510	0.0
14,700	@,L	Global Blood Therapeutics, Inc.	212,415	0.0
42,340	@	HealthEquity, Inc.	1,715,617	0.2
137,578		Healthsouth Corp.	5,673,717	0.7
97,800	@	Healthways, Inc.	2,224,950	0.3
67,400	@	HMS Holdings Corp.	1,223,984	0.2
56,500	@	Horizon Pharma PLC	914,170	0.1
21,300	@	ICU Medical, Inc.	3,138,555	0.4
41,360	@	Idexx Laboratories, Inc.	4,850,287	0.6
10,300	@,L	Immune Design Corp.	56,650	0.0
30,800	@	Inogen, Inc.	2,068,836	0.3
37,100	@,L	Insmed Inc.	490,833	0.1
13,100	@,L	iRhythm Technologies, Inc.	393,000	0.1
39,500	@	Karyopharm Therapeutics, Inc.	371,300	0.1
55,800		Kindred Healthcare, Inc.	438,030	0.1
45,700	@,L	Lipocine, Inc.	168,176	0.0
1,800	@,L	Loxo Oncology, Inc.	57,807	0.0
16,600	@	MacroGenics, Inc.	339,304	0.0
32,109	@	Magellan Health, Inc.	2,416,202	0.3
51,000	@	Masimo Corp.	3,437,400	0.4
13,100	@,L	Medicines Co.	444,614	0.1
66,000	@	Medidata Solutions, Inc.	3,278,220	0.4
10,900	@	Medpace Holdings, Inc.	393,163	0.1
42,400	@	Molina Healthcare, Inc.	2,300,624	0.3
17,400	@	Neurocrine Biosciences, Inc.	673,380	0.1
24,000	@	NuVasive, Inc.	1,616,640	0.2
14,500	@,L	Ophthotech Corp.	70,035	0.0
132,600	@	OraSure Technologies, Inc.	1,164,228	0.2
17,400	@	Orthofix International NV	629,532	0.1
20,550		Owens & Minor, Inc.	725,210	0.1
15,200	@	Pacira Pharmaceuticals, Inc.	490,960	0.1
75,500	@	Patheon NV	2,167,605	0.3
28,200	@	PharMerica Corp.	709,230	0.1
10,400	@,L	Puma Biotechnology, Inc.	319,280	0.0
26,200	@,L	Ra Pharmaceuticals, Inc.	397,978	0.1
5,900	@,L	Radius Health, Inc.	224,377	0.0
26,200	@	RadNet, Inc.	168,990	0.0
14,500	@,L	Reata Pharmaceuticals, Inc.	316,535	0.0
18,400	@	Revance Therapeutics, Inc.	380,880	0.1
13,900	@	Sage Therapeutics, Inc.	709,734	0.1
14,100	@,L	Sarepta Therapeutics, Inc.	386,763	0.1
30,900	@,L	Selecta Biosciences, Inc.	529,935	0.1
5,900	@,L	Seres Therapeutics, Inc.	58,410	0.0
9,600	@,L	Spark Therapeutics, Inc.	479,040	0.1
54,900	@	Surgery Partners, Inc.	870,165	0.1
4,500	@	Surgical Care Affiliates, Inc.	208,215	0.0
109,400	@,L	Synergy Pharmaceuticals, Inc.	666,246	0.1
27,400	@,L	Syros Pharmaceuticals, Inc.	333,184	0.0
3,600	@,L	Tesaro, Inc.	484,128	0.1

See Accompanying Notes to Financial Statements

39

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

10,200	@,L	Theravance Biopharma, Inc.	325,176	0.0
10,600	@,L	Ultragenyx Pharmaceutical, Inc.	745,286	0.1
20,300	@	Vanda Pharmaceuticals, Inc.	323,785	0.0
20,100	@,L	Voyager Therapeutics, Inc.	256,074	0.0
99,440	@	VWR Corp.	2,488,983	0.3
38,931	@	WellCare Health Plans, Inc.	5,336,661	0.7
86,229		West Pharmaceutical Services, Inc.	7,314,806	0.9
24,200	@	Xencor, Inc.	636,944	0.1
			94,091,431	12.1

		Industrials: 19.3%
32,700		AAR Corp.	1,080,735	0.1
28,300		ABM Industries, Inc.	1,155,772	0.2
123,900		Acacia Research - Acacia Technologies	805,350	0.1
290,800	@	ACCO Brands Corp.	3,794,940	0.5
168,672		Allison Transmission Holdings, Inc.	5,682,560	0.7
80,627		Altra Industrial Motion Corp.	2,975,136	0.4
5,100	@	American Woodmark Corp.	383,775	0.1
85,740		Applied Industrial Technologies, Inc.	5,092,956	0.7
134,700		ArcBest Corp.	3,724,455	0.5
13,925	@	Atlas Air Worldwide Holdings, Inc.	726,189	0.1
11,600		Barnes Group, Inc.	550,072	0.1
63,200		Barrett Business Services, Inc.	4,051,120	0.5
130,240		Brady Corp.	4,890,512	0.6
35,800		Ceco Environmental Corp.	499,410	0.1
34,250		Columbus McKinnon Corp.	926,120	0.1
9,600		CRA International, Inc.	351,360	0.0
119,792		Douglas Dynamics, Inc.	4,031,001	0.5
29,500		EMCOR Group, Inc.	2,087,420	0.3
25,900	@	Engility Holdings, Inc.	872,830	0.1
52,600		Essendant, Inc.	1,099,340	0.1
31,600		Federal Signal Corp.	493,276	0.1
27,381		G&K Services, Inc.	2,640,897	0.3
76,554	@	Generac Holdings, Inc.	3,118,810	0.4
209,000		General Cable Corp.	3,981,450	0.5
111,400		Global Brass & Copper Holdings, Inc.	3,821,020	0.5
10,500	L	Greenbrier Cos., Inc.	436,275	0.1
20,300	@	Hawaiian Holdings, Inc.	1,157,100	0.2
66,800	@	HC2 Holdings, Inc.	396,124	0.1
11,700		Heico Corp. - Class A	794,430	0.1
100,579		Herman Miller, Inc.	3,439,802	0.4
3,900		Hurco Cos, Inc.	129,090	0.0
7,800		Hyster-Yale Materials Handling, Inc.	497,406	0.1
36,000		Insperity, Inc.	2,554,200	0.3
32,800		Interface, Inc.	608,440	0.1
18,800		Joy Global, Inc.	526,400	0.1
14,900		Kadant, Inc.	911,880	0.1
88,975		KAR Auction Services, Inc.	3,792,114	0.5
3,800		Kelly Services, Inc.	87,096	0.0

6,300		Kennametal, Inc.	196,938	0.0
24,100		Kimball International, Inc.	423,196	0.1
133,766		Knight Transportation, Inc.	4,420,966	0.6
66,900		Landstar System, Inc.	5,706,570	0.7
43,400		Lincoln Electric Holdings, Inc.	3,327,478	0.4
64,900	@	Mastec, Inc.	2,482,425	0.3
211,300	@	Meritor, Inc.	2,624,346	0.3
6,300	@	Moog, Inc.	413,784	0.1
69,800	@	MRC Global, Inc.	1,414,148	0.2
47,300	@	NCI Building Systems, Inc.	740,245	0.1
10,900	@	Orion Group Holdings, Inc.	108,455	0.0
7,500		Park-Ohio Holdings Corp.	319,500	0.0
15,400		Powell Industries, Inc.	600,600	0.1
45,737	@	Proto Labs, Inc.	2,348,595	0.3
119,500		Quad/Graphics, Inc.	3,212,160	0.4
57,927	@	RBC Bearings, Inc.	5,376,205	0.7
6,600		Regal-Beloit Corp.	457,050	0.1
110,400		Skywest, Inc.	4,024,080	0.5
2,500		Standex International Corp.	219,625	0.0
60,100		Steelcase, Inc.	1,075,790	0.1
191,306		Toro Co.	10,703,571	1.4
19,400	@	Trimas Corp.	455,900	0.1
77,200	@	TriNet Group, Inc.	1,977,864	0.3
63,500	@	TrueBlue, Inc.	1,565,275	0.2
26,100	@	Tutor Perini Corp.	730,800	0.1
24,400		Universal Forest Products, Inc.	2,493,192	0.3
5,000		Universal Logistics Holdings, Inc.	81,750	0.0
43,814		US Ecology, Inc.	2,153,458	0.3
105,100	@	Vectrus, Inc.	2,506,635	0.3
7,600		Viad Corp.	335,160	0.0
3,300		VSE Corp.	128,172	0.0
167,200	@	Wabash National Corp.	2,645,104	0.3
14,900	@	WageWorks, Inc.	1,080,250	0.1
47,555		Waste Connections, Inc.	3,737,347	0.5
25,105		Watsco, Inc.	3,718,553	0.5
31,200		West Corp.	772,512	0.1
75,100	@,L	YRC Worldwide, Inc.	997,328	0.1
			149,741,890	19.3

		Information Technology: 13.2%
12,700	@	8x8, Inc.	181,610	0.0
190,400	@	A10 Networks, Inc.	1,582,224	0.2
3,500	@	Acacia Communications, Inc.	216,125	0.0
24,200	@	Advanced Energy Industries, Inc.	1,324,950	0.2
161,800	@	Advanced Micro Devices, Inc.	1,834,812	0.2
58,600	@	Alpha & Omega Co.	1,246,422	0.2
58,600	@	Amkor Technology, Inc.	618,230	0.1
48,800	@	Aspen Technology, Inc.	2,668,384	0.4
46,200	@	Bankrate, Inc.	510,510	0.1
14,700		Bel Fuse, Inc.	454,230	0.1
68,343	@	Benchmark Electronics, Inc.	2,084,462	0.3
29,410		Blackbaud, Inc.	1,882,240	0.2
3,800	@	Blackhawk Network Holdings, Inc.	143,165	0.0

See Accompanying Notes to Financial Statements

40

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

3,900	@,L	Blackline, Inc.	107,757	0.0
61,850		Cabot Microelectronics Corp.	3,907,065	0.5
18,600	@	Carbonite, Inc.	305,040	0.0
34,800	@	Cirrus Logic, Inc.	1,967,592	0.3
60,000		Cohu, Inc.	834,000	0.1
30,500	@	Commvault Systems, Inc.	1,567,700	0.2
96,188	@	CoreLogic, Inc.	3,542,604	0.5
17,900	@	Cornerstone OnDemand, Inc.	757,349	0.1
21,500	@,L	Coupa Software, Inc.	537,715	0.1
197,831		Cypress Semiconductor Corp.	2,263,187	0.3
81,250		Emcore Corp.	706,875	0.1
22,200	@	Euronet Worldwide, Inc.	1,607,946	0.2
4,600		EVERTEC, Inc.	81,650	0.0
17,700	@	ExlService Holdings, Inc.	892,788	0.1
550,400	@	Extreme Networks, Inc.	2,768,512	0.4
29,300	@,L	First Solar, Inc.	940,237	0.1
63,300	@	Five9, Inc.	898,227	0.1
90,360	@,L	GrubHub, Inc.	3,399,343	0.4
63,895	@	Guidewire Software, Inc.	3,151,940	0.4
53,111	@	Imperva, Inc.	2,039,462	0.3
94,300	@	Insight Enterprises, Inc.	3,813,492	0.5
73,750	@	Instructure, Inc.	1,441,813	0.2
27,022	@	IntraLinks Holdings, Inc.	365,337	0.1
132,100		IXYS Corp.	1,571,990	0.2
57,475	@	Kimball Electronics, Inc.	1,046,045	0.1
4,900		Littelfuse, Inc.	743,673	0.1
23,100	@	Manhattan Associates, Inc.	1,224,993	0.2
16,900		Methode Electronics, Inc.	698,815	0.1
11,350	@	MicroStrategy, Inc.	2,240,490	0.3
61,685		Monotype Imaging Holdings, Inc.	1,224,447	0.2
9,400	@	Nanometrics, Inc.	235,564	0.0
28,900	@	NeoPhotonics Corp.	312,409	0.0
37,500	@,L	Nutanix, Inc.	996,000	0.1
72,300	@	Oclaro, Inc.	647,085	0.1
9,600	@	PDF Solutions, Inc.	216,480	0.0
42,200	@	Planet Payment, Inc.	172,176	0.0
17,960	@	PTC, Inc.	831,009	0.1
112,622	@	Q2 Holdings, Inc.	3,249,145	0.4
5,200		QAD, Inc.	158,080	0.0
6,100	@	Qualys, Inc.	193,065	0.0
43,800	@	Quantenna Communications, Inc.	794,094	0.1
308,500	@	RetailMeNot, Inc.	2,869,050	0.4
85,200	@	RingCentral, Inc.	1,755,120	0.2
13,700	@	Rudolph Technologies, Inc.	319,895	0.0
129,300	@	Sanmina Corp.	4,738,845	0.6
11,200		Science Applications International Corp.	949,760	0.1
112,400	@	Sigma Designs, Inc.	674,400	0.1
38,044	@	Splunk, Inc.	1,945,951	0.3
28,300	@	Sykes Enterprises, Inc.	816,738	0.1
76,800	@	Take-Two Interactive Software, Inc.	3,785,472	0.5
10,100	@	Tech Data Corp.	855,268	0.1
62,800	@	TiVo Corp.	1,312,520	0.2
223,200		Travelport Worldwide Ltd.	3,147,120	0.4
22,860	@	Tyler Technologies, Inc.	3,263,722	0.4

161,300	@	Ultra Clean Holdings, Inc.	1,564,610	0.2
170,420	@,L	Unisys Corp.	2,547,779	0.3
9,000	@	VASCO Data Security International, Inc.	122,850	0.0
12,800	@	Web.com Group, Inc.	270,720	0.0
60,600	@	Xactly Corp.	666,600	0.1
113,500	@	Xcerra Corp.	867,140	0.1
16,600	@	Zendesk, Inc.	351,920	0.1
			102,026,035	13.2

		Materials: 4.8%
6,300		AEP Industries, Inc.	731,430	0.1
111,600	@	AK Steel Holding Corp.	1,139,436	0.2
105,349		Aptargroup, Inc.	7,737,884	1.0
19,000	@	Berry Plastics Group, Inc.	925,870	0.1
27,000	@	Boise Cascade Co.	607,500	0.1
11,800		Commercial Metals Co.	257,004	0.0
90,846	@	Crown Holdings, Inc.	4,775,774	0.6
12,900	@,L	Forterra, Inc.	279,414	0.0
36,500		FutureFuel Corp.	507,350	0.1
97,281	@	GCP Applied Technologies, Inc.	2,602,267	0.3
71,400		Graphic Packaging Holding Co.	891,072	0.1
35,800		Innophos Holdings, Inc.	1,870,908	0.3
2,600		Innospec, Inc.	178,100	0.0
25,400		Minerals Technologies, Inc.	1,962,150	0.3
28,700	@	Omnova Solutions, Inc.	287,000	0.0
17,110		Quaker Chemical Corp.	2,189,054	0.3
8,800	@	Ryerson Holding Corp.	117,480	0.0
39,400		Schweitzer-Mauduit International, Inc.	1,793,882	0.2
48,174		Silgan Holdings, Inc.	2,465,545	0.3
68,600		Trinseo SA	4,067,980	0.5
74,430	L	Valvoline, Inc.	1,600,245	0.2
8,750		Worthington Industries, Inc.	415,100	0.1
			37,402,445	4.8

		Real Estate: 7.0%
2,600		Agree Realty Corp.	119,730	0.0
24,000		American Assets Trust, Inc.	1,033,920	0.1
9,177		American Campus Communities, Inc.	456,739	0.1
19,400		Armada Hoffler Properties, Inc.	282,658	0.0
248,396		Ashford Hospitality Trust, Inc.	1,927,553	0.2
59,100		Bluerock Residential Growth REIT, Inc.	810,852	0.1
18,400		Chatham Lodging Trust	378,120	0.1
16,100		Chesapeake Lodging Trust	416,346	0.1
17,500		Coresite Realty Corp.	1,388,975	0.2
56,721		Cousins Properties, Inc.	482,696	0.1
19,500		CubeSmart	522,015	0.1
4,900		CyrusOne, Inc.	219,177	0.0
16,956		DCT Industrial Trust, Inc.	811,853	0.1
19,425		DDR Corp.	296,620	0.0
32,900		DiamondRock Hospitality Co.	379,337	0.1

See Accompanying Notes to Financial Statements

41

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

18,200		DuPont Fabros Technology, Inc.	799,526	0.1
11,300		Easterly Government Properties, Inc.	226,226	0.0
54,297		EastGroup Properties, Inc.	4,009,290	0.5
16,100		Education Realty Trust, Inc.	681,030	0.1
8,000		EPR Properties	574,160	0.1
5,100		Equity One, Inc.	156,519	0.0
86,975		First Industrial Realty Trust, Inc.	2,439,649	0.3
6,300		Franklin Street Properties Corp.	81,648	0.0
10,900		Government Properties Income Trust	207,808	0.0
58,200		Gramercy Property Trust	534,276	0.1
113,182		HFF, Inc.	3,423,756	0.4
14,500		Highwoods Properties, Inc.	739,645	0.1
11,700		Hudson Pacific Properties, Inc.	406,926	0.1
16,800	@	InfraREIT, Inc.	300,888	0.0
1,200		Life Storage, Inc.	102,312	0.0
26,800		LTC Properties, Inc.	1,259,064	0.2
32,267		Mid-America Apartment Communities, Inc.	3,159,585	0.4
98,746		National Retail Properties, Inc.	4,364,573	0.6
59,400		New Senior Investment Group, Inc.	581,526	0.1
41,800		NexPoint Residential Trust, Inc.	933,812	0.1
90,010		Outfront Media, Inc.	2,238,549	0.3
7,115	@	Parkway, Inc.	158,309	0.0
3,700		PS Business Parks, Inc.	431,124	0.1
18,000		RAIT Financial Trust	60,480	0.0
5,700		Ramco-Gershenson Properties	94,506	0.0
128,774		Realogy Holdings Corp.	3,313,355	0.4
109,900		Retail Opportunity Investments Corp.	2,322,187	0.3
44,800		Rexford Industrial Realty, Inc.	1,038,912	0.1
204,917		RLJ Lodging Trust	5,018,417	0.6
46,500		Silver Bay Realty Trust Corp.	797,010	0.1
97,800		Summit Hotel Properties, Inc.	1,567,734	0.2
5,100		Sun Communities, Inc.	390,711	0.1
76,103		Sunstone Hotel Investors, Inc.	1,160,571	0.2
45,700		Xenia Hotels & Resorts, Inc.	887,494	0.1
			53,988,169	7.0

		Telecommunication Services: 0.4%
14,600		IDT Corp.	270,684	0.0
129,400		Inteliquent, Inc.	2,965,848	0.4
			3,236,532	0.4

		Utilities: 2.9%
4,000		American States Water Co.	182,240	0.0
22,600		Atlantic Power Corp.	56,500	0.0
4,700	L	Consolidated Water Co., Ltd.	50,995	0.0

3,200		El Paso Electric Co.	148,800	0.0
13,200		Idacorp, Inc.	1,063,260	0.1
6,700		MGE Energy, Inc.	437,510	0.1
27,300		New Jersey Resources Corp.	969,150	0.1
79,983		NorthWestern Corp.	4,548,633	0.6
21,800		Ormat Technologies, Inc.	1,168,916	0.2
192,745		Portland General Electric Co.	8,351,641	1.1
19,100		Southwest Gas Corp.	1,463,442	0.2
81,100	L	Spark Energy, Inc.	2,457,330	0.3
131,500	L	TerraForm Global, Inc.	519,425	0.1
4,400		Westar Energy, Inc.	247,940	0.0
9,500		WGL Holdings, Inc.	724,660	0.1
			22,390,442	2.9

	Total Common Stock
	(Cost $584,459,708)		760,019,346	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateralcc: 4.9%
1,736,768	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $1,736,865, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $1,771,604, due 12/31/17-10/20/46)	1,736,768	0.2
8,961,938	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,962,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,141,177, due 01/25/17-10/20/66)	8,961,938	1.1
8,961,938	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $8,962,449, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,141,177, due 03/02/17-02/01/49)	8,961,938	1.2

See Accompanying Notes to Financial Statements

42

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2016 (CONTINUED)

8,961,938	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $8,962,429, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $9,141,177, due 01/15/17-08/20/66)	8,961,938	1.2
9,111,301	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/16, 0.65%, due 01/03/17 (Repurchase Amount $9,111,950, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $9,342,810, due 04/15/18-02/15/46)	9,111,301	1.2
		37,733,883	4.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.1%
16,791,391	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $16,791,391)	16,791,391	2.1

	Total Short-Term Investments
	(Cost $54,525,274)	54,525,274	7.0

	Total Investments in Securities (Cost $638,984,982)	$814,544,620	105.1
	Liabilities in Excess of Other Assets	(39,247,788)	(5.1)
	Net Assets	$775,296,832	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $641,395,295.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$199,231,563
Gross Unrealized Depreciation	(26,082,238)

Net Unrealized Appreciation	$173,149,325

See Accompanying Notes to Financial Statements

43

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.4%
		Canada: 0.3%
25,200		Silver Wheaton Corp.	486,864	0.3

		China: 3.4%
2,900	@	Baidu, Inc. ADR	476,789	0.2
873,000		China Life Insurance Co., Ltd.	2,256,660	1.2
74,000		China Mobile Ltd.	780,195	0.4
11,144	L	China Telecom Corp., Ltd. ADR	514,073	0.3
1,754,000		China Telecom Corp., Ltd.	804,576	0.4
2,372,100		Kunlun Energy Co. Ltd.	1,767,315	0.9
			6,599,608	3.4

		France: 6.5%
64,272		AXA S.A.	1,620,226	0.8
42,690		BNP Paribas	2,716,711	1.4
15,425		Cie Generale des Etablissements Michelin	1,714,630	0.9
198,900		Credit Agricole SA	2,462,128	1.3
32,080		Sanofi	2,594,164	1.3
29,740		Total S.A.	1,525,432	0.8
			12,633,291	6.5

		Germany: 6.3%
254,200		Deutsche Lufthansa AG	3,276,835	1.7
59,200	#,@	Innogy SE	2,057,087	1.0
18,320		Merck KGaA	1,907,502	1.0
80,110		Metro AG	2,662,636	1.4
19,150		Siemens AG	2,344,733	1.2
			12,248,793	6.3

		Ireland: 0.5%
12,340		Medtronic PLC	878,978	0.5

		Israel: 2.1%
112,883		Teva Pharmaceutical Industries Ltd. ADR	4,092,009	2.1

		Italy: 1.8%
190,871		ENI S.p.A.	3,094,234	1.6
157,794	L	UniCredit SpA	453,144	0.2
			3,547,378	1.8

		Japan: 5.0%
98,400		Konica Minolta, Inc.	975,213	0.5
258,800		Nissan Motor Co., Ltd.	2,596,060	1.3
153,900		Panasonic Corp.	1,560,878	0.8
49,500		SoftBank Group Corp.	3,275,616	1.7
530,500	@	Toshiba Corp.	1,281,446	0.7
			9,689,213	5.0

		Netherlands: 5.6%
386,079		Aegon NV	2,120,991	1.1
28,070		Akzo Nobel NV	1,754,011	0.9
52,100	@	Qiagen NV	1,460,021	0.8
2,558		Royal Dutch Shell PLC - Class A	70,610	0.0

187,540		Royal Dutch Shell PLC - Class B	5,388,414	2.8
			10,794,047	5.6

		Portugal: 1.1%
146,520		Galp Energia SGPS SA	2,184,362	1.1

		Russia: 1.1%
128,553		MMC Norilsk Nickel PJSC ADR	2,175,117	1.1

		Singapore: 1.7%
139,980		DBS Group Holdings Ltd.	1,670,079	0.9
622,300		Singapore Telecommunications Ltd.	1,561,000	0.8
			3,231,079	1.7

		South Korea: 6.4%
29,705		Hyundai Motor Co.	3,583,538	1.9
76,364		KB Financial Group, Inc.	2,698,664	1.4
4,077		Samsung Electronics Co., Ltd.	6,067,853	3.1
			12,350,055	6.4

		Spain: 1.0%
209,292		Telefonica S.A.	1,932,265	1.0

		Sweden: 2.0%
321,620		Telefonaktiebolaget LM Ericsson	1,885,006	1.0
122,730	L	Getinge AB	1,966,502	1.0
			3,851,508	2.0

		Switzerland: 3.1%
125,363		Credit Suisse Group AG	1,791,567	0.9
337,815	@	Glencore PLC	1,141,445	0.6
9,160		Roche Holding AG	2,088,045	1.1
64,950		UBS Group AG	1,015,523	0.5
			6,036,580	3.1

		Thailand: 0.7%
276,600		Bangkok Bank PCL	1,228,094	0.6
20,400		Bangkok Bank PCL - Foreign Reg	91,700	0.1
			1,319,794	0.7

		Turkey: 0.7%
201,482	@	Turkcell Iletisim Hizmet AS ADR	1,390,226	0.7

		United Kingdom: 11.1%
268,229		BAE Systems PLC	1,950,988	1.0
824,740		Barclays PLC	2,263,387	1.2
552,759		BP PLC	3,462,188	1.8
215,161		Sky PLC	2,623,029	1.4
54,380		CRH PLC - London	1,885,867	1.0
339,910		HSBC Holdings PLC	2,718,005	1.4
157,576		Kingfisher PLC	678,903	0.4
150,164	@	Serco Group PLC	264,924	0.1
434,247	@	Standard Chartered PLC	3,541,271	1.8
397,439	@	Tesco PLC	1,013,395	0.5
402,465		Vodafone Group PLC	990,424	0.5
			21,392,381	11.1

See Accompanying Notes to Financial Statements

44

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (Continued)

		United States: 34.0%
54,970		American International Group, Inc.	3,590,091	1.9
16,861	@	Allergan plc	3,540,979	1.8
3,550	@	Alphabet, Inc. - Class A	2,813,197	1.5
5,459		AmerisourceBergen Corp.	426,839	0.2
26,770		Amgen, Inc.	3,914,042	2.0
36,600		Apache Corp.	2,323,002	1.2
23,400		Apple, Inc.	2,710,188	1.4
27,060		Capital One Financial Corp.	2,360,714	1.2
11,200		Cardinal Health, Inc.	806,064	0.4
4,700	@	Celgene Corp.	544,025	0.3
84,990		Cisco Systems, Inc.	2,568,398	1.3
80,090		Citigroup, Inc.	4,759,749	2.5
41,560		Comcast Corp. – Class A	2,869,718	1.5
29,340		ConocoPhillips	1,471,108	0.8
33,630		Eli Lilly & Co.	2,473,486	1.3
38,690	@,L	First Solar, Inc.	1,241,562	0.6
39,750		Gilead Sciences, Inc.	2,846,497	1.5
30,470		Halliburton Co.	1,648,122	0.9
58,390		Hewlett Packard Enterprise Co.	1,351,145	0.7
42,940		JPMorgan Chase & Co.	3,705,293	1.9
50,410		Microsoft Corp.	3,132,477	1.6
91,170	@	Navistar International Corp.	2,860,003	1.5
12,094	@	Netscout Systems, Inc.	380,961	0.2
97,660		Oracle Corp.	3,755,027	1.9
62,340		SunTrust Banks, Inc.	3,419,349	1.8
13,130	L	Tiffany & Co.	1,016,656	0.5
79,430		Twenty-First Century Fox, Inc. - Class A	2,227,217	1.1
8,840		United Parcel Service, Inc. - Class B	1,013,418	0.5
			65,769,327	34.0

	Total Common Stock
	(Cost $170,175,303)		182,602,875	94.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.2%
		United States: 1.2%
2,123,000	#,L	Chesapeake Energy Corp., 8.000%, 12/15/22	2,301,863	1.2

	Total Corporate Bonds/Notes
	(Cost $1,987,848)		2,301,863	1.2

	Total Long-Term Investments
	(Cost $172,163,151)		184,904,738	95.6

SHORT-TERM INVESTMENTS: 6.7%
		U.S. Government Agency Obligations: 4.2%
5,400,000	Z	Federal Farm Credit Notes, 0.233%, 01/03/17	5,400,000	2.8
2,700,000	Z	Federal Home Loan Mortgage Corp., 0.300%, 01/03/17	2,700,000	1.4
			8,100,000	4.2

	Securities Lending Collateralcc: 2.5%
1,159,550	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,159,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,182,741, due 01/25/17-10/20/66)	1,159,550	0.6
1,159,550	Citigroup, Inc., Repurchase Agreement dated 12/30/16, 0.53%, due 01/03/17 (Repurchase Amount $1,159,617, collateralized by various U.S. Government Agency Obligations, 2.000%-8.500%, Market Value plus accrued interest $1,182,741, due 12/01/17-01/01/47)	1,159,550	0.6
1,159,550	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,159,616, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,182,741, due 03/02/17-02/01/49)	1,159,550	0.6
244,041	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $244,054, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $248,922, due 10/31/18-11/30/22)	244,041	0.1

See Accompanying Notes to Financial Statements

45

VY® Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (Continued)

1,159,550	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,159,614, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,182,741, due 01/15/17-08/20/66)	1,159,550	0.6
		4,882,241	2.5

	Total Short-Term Investments
	(Cost $12,982,068)	12,982,241	6.7

	Total Investments in Securities (Cost $185,145,219)	$197,886,979	102.3
	Liabilities in Excess of Other Assets	(4,470,674)	(2.3)
	Net Assets	$193,416,305	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $186,062,453.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$30,450,445
Gross Unrealized Depreciation	(18,625,919)

Net Unrealized Appreciation	$11,824,526

See Accompanying Notes to Financial Statements

46

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 24.1%
		Basic Materials: 0.2%
1,260,000	#	Air Liquide Finance SA, 1.375%, 09/27/19	1,240,272	0.2

		Communications: 1.3%
2,530,000		Comcast Corp., 5.700%, 05/15/18	2,670,860	0.5
4,485,000	#	NBCUniversal Enterprise, Inc., 1.662%, 04/15/18	4,490,445	0.8
			7,161,305	1.3

		Consumer, Cyclical: 2.1%
4,350,000	#	American Honda Finance Corp., 1.600%, 02/16/18	4,354,093	0.8
1,850,000	#	BMW US Capital LLC, 1.500%, 04/11/19	1,832,331	0.3
290,000		Lowe's Cos, Inc., 1.150%, 04/15/19	286,435	0.0
530,000	#	Nissan Motor Acceptance Corp., 1.550%, 09/13/19	521,970	0.1
960,000	#	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	957,825	0.2
885,000		PACCAR Financial Corp., 1.300%, 05/10/19	874,594	0.2
2,900,000		Toyota Motor Credit Corp., 1.550%, 07/13/18	2,899,452	0.5
			11,726,700	2.1

		Consumer, Non-cyclical: 5.6%
6,320,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	6,330,864	1.1
5,700,000		Gilead Sciences, Inc., 1.850%, 09/04/18	5,721,894	1.0
4,835,000		Medtronic, Inc., 1.375%, 04/01/18	4,826,954	0.9
2,900,000		Merck & Co., Inc., 1.100%, 01/31/18	2,894,185	0.5
4,250,000		Pfizer, Inc., 1.500%, 06/15/18	4,256,422	0.8
795,000	#	Roche Holdings, Inc., 2.250%, 09/30/19	801,553	0.2
6,280,000		Sanofi, 1.250%, 04/10/18	6,268,238	1.1
			31,100,110	5.6

		Energy: 0.2%
1,115,000		Shell International Finance BV, 1.375%, 09/12/19	1,099,276	0.2

		Financial: 12.2%
4,250,000		Bank of America NA, 2.050%, 12/07/18	4,273,086	0.8
5,000,000		Bank of Montreal, 1.400%, 04/10/18	4,987,330	0.9
5,800,000		Bank of New York Mellon Corp., 1.350%, 03/06/18	5,786,283	1.0
2,850,000		Bank of Nova Scotia, 2.050%, 06/05/19	2,852,146	0.5
2,500,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	2,493,737	0.5
5,700,000		Branch Banking & Trust Co., 2.300%, 10/15/18	5,757,131	1.0
3,000,000	#	Commonwealth Bank of Australia, 1.375%, 09/06/18	2,980,590	0.5
2,000,000	#	Danske Bank A/S, 1.650%, 09/06/19	1,970,534	0.4
1,110,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	1,096,644	0.2
2,900,000		HSBC USA, Inc., 1.625%, 01/16/18	2,895,047	0.5
8,050,000		JPMorgan Chase & Co., 2.350%, 01/28/19	8,116,179	1.5
325,000		KeyBank NA/Cleveland OH, 1.600%, 08/22/19	320,526	0.1
5,700,000	#	Metropolitan Life Global Funding I, 1.500%, 01/10/18	5,701,163	1.0
1,970,000	#	Pricoa Global Funding I, 1.450%, 09/13/19	1,940,397	0.4
630,000	#	Principal Life Global Funding II, 1.500%, 04/18/19	622,138	0.1
2,000,000		Skandinaviska Enskilda Banken AB, 1.500%, 09/13/19	1,966,298	0.4
250,000		Sumitomo Mitsui Banking Corp., 1.762%, 10/19/18	248,974	0.0
2,500,000		Toronto-Dominion Bank, 1.950%, 01/22/19	2,503,707	0.5
5,700,000		US Bancorp, 1.950%, 11/15/18	5,729,401	1.0
1,700,000		Wells Fargo & Co., 2.150%, 01/15/19	1,709,262	0.3
2,215,000		Wells Fargo Bank NA, 1.750%, 05/24/19	2,204,202	0.4
1,255,000		Westpac Banking Corp., 1.600%, 08/19/19	1,239,962	0.2
			67,394,737	12.2

		Industrial: 0.6%
1,435,000		Caterpillar Financial Services Corp., 1.350%, 05/18/19	1,415,875	0.3
1,935,000	#	Siemens Financieringsmaatschappij NV, 1.450%, 05/25/18	1,932,970	0.3
			3,348,845	0.6

		Technology: 1.2%
5,050,000		Apple, Inc., 1.700%, 02/22/19	5,059,984	0.9
1,400,000		Microsoft Corp., 1.100%, 08/08/19	1,381,075	0.3
			6,441,059	1.2

		Utilities: 0.7%
3,700,000		Duke Energy Carolinas LLC, 7.000%, 11/15/18	4,049,299	0.7

	Total Corporate Bonds/Notes
	(Cost $133,986,506)		133,561,603	24.1

See Accompanying Notes to Financial Statements

1

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 1.8%
EUR	605,900		Hellenic Republic Government Bond, 26.070%, 10/15/42	1,674	0.0
	2,500,000		Israel Government AID Bond, 5.500%, 04/26/24	2,996,092	0.5
EUR	885,370	#	Italy Buoni Poliennali Del Tesoro, 1.250%, 09/15/32	977,857	0.2
EUR	316,990		Italy Buoni Poliennali Del Tesoro, 2.550%, 09/15/41	421,697	0.1
NZD	1,236,000		New Zealand Government Bond, 2.500%, 09/20/35	890,243	0.2
NZD	5,684,000		New Zealand Government Bond, 3.000%, 09/20/30	4,511,303	0.8

		Total Foreign Government Bonds
		(Cost $10,209,573)		9,798,866	1.8

U.S. TREASURY OBLIGATIONS: 51.6%
			Treasury Inflation Indexed Protected Securities: 51.6%
	16,731,520		0.125%, due 04/15/18	16,887,709	3.1
	6,829,324		0.125%, due 04/15/19	6,916,173	1.3
	4,079,680		0.125%, due 04/15/21	4,105,390	0.7
	16,296,714		0.125%, due 07/15/26	15,765,750	2.9
	1,801,324		0.250%, due 01/15/25	1,772,423	0.3
	8,521,682		0.375%, due 07/15/25	8,478,844	1.5
	9,581,214		0.625%, due 01/15/26	9,669,256	1.8
	2,535,031		0.625%, due 02/15/43	2,324,790	0.4
	20,507,362		0.750%, due 02/15/42	19,445,778	3.5
	3,644,182		0.750%, due 02/15/45	3,433,934	0.6
	1,821,039		1.000%, due 02/15/46	1,829,986	0.3
	2,224,794		1.375%, due 02/15/44	2,430,990	0.4
	23,277,972	S	1.750%, due 01/15/28	26,010,992	4.7
	17,544,138		2.000%, due 01/15/26	19,778,419	3.6
	11,537,647		2.125%, due 02/15/40	14,307,824	2.6
	21,470,266		2.125%, due 02/15/41	26,762,021	4.8
	14,499,456		2.375%, due 01/15/25	16,657,511	3.0
	18,641,716		2.375%, due 01/15/27	21,854,000	3.9
	7,442,133		2.500%, due 01/15/29	8,984,939	1.6
	4,133,215		3.375%, due 04/15/32	5,719,394	1.0
	19,137,713		3.625%, due 04/15/28	25,186,589	4.5
	20,465,445		3.875%, due 04/15/29	28,007,207	5.1

		Total U.S. Treasury Obligations
		(Cost $291,183,977)		286,329,919	51.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.2%
			Federal Home Loan Bank: 4.3%
	17,000,000		1.000%, due 09/26/19	16,796,153	3.0
	6,955,000		2.875%, due 09/13/24	7,165,785	1.3
				23,961,938	4.3

			Federal Home Loan Mortgage Corporation: 4.1%##
	8,270,000		1.250%, due 10/02/19	8,221,000	1.5
	1,515,000		1.375%, due 05/01/20	1,503,115	0.2
	12,960,000		2.375%, due 01/13/22	13,168,643	2.4
				22,892,758	4.1

			Federal National Mortgage Association: 6.0%##
	22,885,000		1.750%, due 09/12/19	23,065,288	4.2
	10,140,000		1.875%, due 12/28/20	10,164,265	1.8
				33,229,553	6.0
		Other U.S. Agency Obligations: 1.8%
9,730,000		1.300%, due 12/14/18	9,735,653	1.8

	Total U.S. Government Agency Obligations
	(Cost $89,857,247)		89,819,902	16.2

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.3%
		Exchange-Traded Options: 0.0%
719	@	Put on U.S. Treasury 10-Year Note, Strike @ 123.500, Exp. 01/27/17	269,625	0.0

		Options on Currencies: 0.0%
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.000, Exp. 02/14/17 Counterparty: UBS AG	2,327	0.0
5,630,000	@	Put CHF vs. Call NOK, Strike @ 8.100, Exp. 02/17/17 Counterparty: UBS AG	4,992	0.0
10,520,000	@	Put EUR vs. Call USD, Strike @ 1.065, Exp. 01/30/17 Counterparty: Deutsche Bank AG	198,083	0.0
			205,402	0.0

		OTC Interest Rate Swaptions: 0.3%
3,400,000	@	Call on 30-year Interest Rate Swap, Receive a fixed rate equal to 2.680% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 01/12/21 Counterparty: Deutsche Bank AG	381,976	0.1
10,100,000	@	Put on 20-year Interest Rate Swap, Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	569,310	0.1
3,400,000	@	Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.680%, Exp. 01/12/21 Counterparty: Deutsche Bank AG	417,279	0.1

See Accompanying Notes to Financial Statements

2

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (CONTINUED)

5,000,000	@ Put on 30-year Interest Rate Swap, Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.000%, Exp. 11/21/17 Counterparty: Barclays Bank PLC	27,198	0.0
		1,395,763	0.3

	Total Purchased Options
	(Cost $3,148,464)	1,870,790	0.3

	Total Long-Term Investments
	(Cost $528,385,767)	521,381,080	94.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
		Corporate Bonds/Notes: 1.6%
5,700,000	# AIG Global Funding, 1.650%, 12/15/17	5,706,025	1.1
2,880,000	# Schlumberger Holdings Corp., 1.900%, 12/21/17	2,891,249	0.5
		8,597,274	1.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.9%
21,819,549	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $21,819,549)	21,819,549	3.9

	Total Short-Term Investments
	(Cost $30,391,531)	30,416,823	5.5

	Total Investments in Securities (Cost $558,777,298)	$551,797,903	99.5
	Assets in Excess of Other Liabilities	2,544,306	0.5
	Net Assets	$554,342,209	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro
NZD	New Zealand Dollar

Cost for federal income tax purposes is $559,940,783.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$844,542
Gross Unrealized Depreciation	(8,987,422)

Net Unrealized Depreciation	$(8,142,880)

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017